[AQUILA GROUP OF FUNDS LOGO]

PROSPECTUS
July 25, 2019

Free Trust of Arizona]	[logo Aquila Tax-Free Fund of Colorado]	[logo Aquila Churchill Tax-Free Fund of Kentucky]	[logo Aquila Narragansett Tax-Free Income Fund]	[logo Aquila Tax-Free Fund For Utah]

	CLASS A SHARES	CLASS C SHARES	CLASS F SHARES	CLASS I SHARES	CLASS Y SHARES
	TICKER SYMBOL	TICKER SYMBOL	TICKER SYMBOL	TICKER SYMBOL	TICKER SYMBOL
Aquila Tax-Free Trust of Arizona	AZTFX	AZTCX	AZFFX	˗	AZTYX

Aquila Tax-Free Fund of Colorado	COTFX	COTCX	COFFX	˗	COTYX

Aquila Churchill Tax-Free Fund of Kentucky	CHTFX	CHKCX	CHKFX	CHKIX	CHKYX

Aquila Narragansett Tax-Free Income Fund	NITFX	NITCX	NIFFX	NITIX	NITYX

Aquila Tax-Free Fund For Utah	UTAHX	UTACX	UTAFX	˗	UTAYX

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already receive shareholder reports electronically, you will not be affected by this change and need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary (i.e. broker dealer or bank) or, if you invest directly with a Fund, by calling 1-800-437-1000.

You may elect to receive all future reports in paper free of charge. If you invest directly with a Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-437-1000. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds held with the Aquila Group of Funds if you invest directly.

The address, telephone number and website of each Fund is: 120 West 45th Street, Suite 3600 New York, NY 10036 212-697-6666 www.aquilafunds.com
To make shareholder account inquiries, call the
Funds' Shareholder Servicing Agent at:
800-437-1000 (or, for financial professionals:
800-437-1020) or you can write to BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Aquila Tax-Free Trust of Arizona
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	1
Principal Risks	2
Fund Performance	4
Management	5
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5

Aquila Tax-Free Fund of Colorado
Investment Objective	6
Fees and Expenses of the Fund	6
Principal Investment Strategies	7
Principal Risks	7
Fund Performance	10
Management	11
Purchase and Sale of Fund Shares	11
Tax Information	11
Payments to Broker-Dealers and Other Financial Intermediaries	11

Aquila Churchill Tax-Free Fund of Kentucky
Investment Objective	12
Fees and Expenses of the Fund	12
Principal Investment Strategies	13
Principal Risks	13
Fund Performance	15
Management	16
Purchase and Sale of Fund Shares	16
Tax Information	16
Payments to Broker-Dealers and Other Financial Intermediaries	16

Aquila Narragansett Tax-Free Income Fund
Investment Objective	17
Fees and Expenses of the Fund	17
Principal Investment Strategies	18
Principal Risks	18
Fund Performance	20
Management	21
Purchase and Sale of Fund Shares	21
Tax Information	21
Payments to Broker-Dealers and Other Financial Intermediaries	21

Aquila Tax-Free Fund For Utah
Investment Objective	22
Fees and Expenses of the Fund	22
Principal Investment Strategies	23
Principal Risks	23
Fund Performance	26
Management	27
Purchase and Sale of Fund Shares	27
Tax Information	27
Payments to Broker-Dealers and Other Financial Intermediaries	27

Additional Information About the Funds' Principal Investment Strategies and Principal Risks	28

Fund Management	41

Net Asset Value per Share	44

Purchases	44

Redeeming an Investment	48

Alternative Purchase Plans	51

Dividends and Distributions	58

Tax Information	58

Financial Highlights	63

Broker-Defined Sales Charge Waiver Policies	83

AQUILA TAX-FREE TRUST OF ARIZONA

FUND SUMMARY

Investment Objective

The Fund's objective is to provide you as high a level of current income exempt from Arizona state and regular Federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and under "Alternative Purchase Plans" on page 51 of the Fund's Prospectus, "Sales Charges - Class A Shares" on page 53 of the Prospectus, "Broker-Defined Sales Charge Waiver Policies" on page 83 of the Prospectus, and "Purchase, Redemption, and Pricing of Shares" on page 68 of the Statement of Additional Information (the "SAI").  If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class F Shares	Class Y Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Management Fee	0.40%	0.40%	0.40%	0.40%

Distribution and Service (12b-1) Fees	0.15%	1.00%	None	None

Other Expenses	0.18%	0.18%	0.16%	0.19%

Total Annual Fund Operating Expenses	0.73%	1.58%	0.56%	0.59%

(1)
Shareholders who purchase $250,000 or more of Class A Shares do not pay an initial sales charge but may pay a contingent deferred sales charge of up to 0.50 of 1% for redemptions within one year of purchase.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$472	$624	$790	$1,270
Class C Shares	$261	$499	$860	$1,439
Class F Shares	$57	$179	$313	$701
Class Y Shares	$60	$189	$329	$738

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$161	$499	$860	$1,439

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the fiscal year ended March 31, 2019, the Fund's portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations

1 / Aquila Municipal Trust

that pay interest exempt, in the opinion of bond counsel, from Arizona state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals. In general, almost all of these obligations are issued by the State of Arizona, its counties and various other local authorities; these obligations may also include certain other governmental issuers.  We call these "Arizona Obligations." These securities may include participation or other interests in municipal securities and variable rate demand notes.  Some Arizona Obligations, such as general obligation issues, are backed by the issuer's taxing authority, while other Arizona Obligations, such as revenue bonds, are backed only by revenues from certain facilities or other sources and not by the issuer itself.  These obligations can be of any maturity, but the Fund's weighted average maturity has traditionally been between 5 and 15 years.

At the time of purchase, the Fund's Arizona Obligations must be of investment grade quality. This means that they must either

•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

•	if unrated, be determined to be of comparable quality by the Fund's Manager, Aquila Investment Management LLC.

The Manager selects obligations for the Fund's portfolio in order to achieve the Fund's objective by considering various characteristics including quality, maturity and coupon rate.

Principal Risks

You may lose money by investing in the Fund.  Following is a summary description of certain risks of investing in the Fund.

Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment.  When market prices fall, the value of your investment will go down.  In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.  Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts.  These conditions may continue, recur, worsen or spread.  Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.  U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels.  The U.S. Federal Reserve has reduced its market support activities and has raised interest rates.  Certain foreign governments and central banks have implemented or may implement so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth.  Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Interest Rate Risk.  The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities.  A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.  The maturity of a security may be significantly longer than its effective duration.  A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline.  Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer's financial condition. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Arizona and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Arizona and other municipal issuers in which the Fund may invest.  Provisions of Arizona's Constitution that limit the amount of debt that can be issued may impair the ability of Arizona issuers to pay principal and/or interest on their obligations.  Over the years, a number of laws have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, imposed certain mandatory expenditures by the State, or otherwise limited the Legislature and the Governor's discretion in enacting budgets.  Drought conditions that threaten water supplies for Arizona and the entire Southwest may affect Arizona's water and power infrastructure and the financial condition of Arizona public water and electric power utilities.  Arizona is one of the states in the nation most vulnerable to Federal government expenditure changes
2 / Aquila Municipal Trust

because of the large proportion of military spending in the state's economy.  The strength of the Arizona economy will be affected by, among other factors, the strength of the national and global economies, federal fiscal, monetary and trade policies, geopolitical risks, and business and consumer uncertainty related to these issues.  Arizona's unemployment rate is among the highest in the nation.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  Arizona has significant unfunded pension liabilities.  Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  In recent periods a number of municipal issuers in the U.S. have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Tax Risk. The income on the Fund's Arizona Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase.  Illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss.  The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).  In extreme cases, this may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders).

Prepayment or Call Risk. Many issuers have a right to prepay their securities.  Issuers may be more likely to prepay their securities if interest rates fall.  If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities.

Extension Risk.  If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market.  This may drive the prices of these securities down even more because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio Selection Risk. The value of your investment may decrease if the Manager's judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk.  The sales price the Fund could receive for any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.  Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology.  The Fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption Risk.  The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Cybersecurity Risk. Cybersecurity failures or breaches by the Fund's Manager, Transfer Agent, Custodian, Distributor and other service providers may disrupt Fund operations, interfere with the Fund's ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses, regulatory fines, penalties, reputational damage, or additional compliance costs.

Non-Diversification Risk.  The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects.  Also, the Fund may be more risky than a more geographically diverse fund.

These risks are discussed in more detail later in the Prospectus or in the SAI.

3 / Aquila Municipal Trust

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the designated periods compare with those of a broad measure of market performance.  No performance information is presented for Class F Shares because Class F Shares do not have annual returns for at least one calendar year. The returns for Class F Shares would differ from the returns shown because Class F Shares have different expenses.  The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).

ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2009-2018

15%
          12.39%
           XXXX
10%        XXXX          9.78%                   9.29%
           XXXX          XXXX                    XXXX
5%         XXXX          XXXX    6.74%           XXXX
           XXXX          XXXX    XXXX            XXXX                    4.27%
           XXXX   1.64%  XXXX    XXXX            XXXX    2.71%           XXXX    1.02%
0%         XXXX   XXXX   XXXX    XXXX    XXXX    XXXX    XXXX    0.12%   XXXX    XXXX
                                         XXXX
                                        -2.10%
-5%

-10%
           2009   2010   2011    2012    2013    2014    2015    2016    2017    2018

During the 10-year period shown in the bar chart, the highest return for a quarter was 5.85% (quarter ended September 30, 2009) and the lowest return for a quarter was -3.31% (quarter ended December 31, 2016).

The year-to-date (from January 1, 2019 to June 30, 2019) total return for Class Y Shares was 4.23%.

	Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	(3.12)%	2.46%	3.92%
Class C	(0.96)%	2.40%	3.45%
Class Y	1.02%	3.43%	4.49%
Class Y Returns After Taxes:
On Distributions	0.95%	3.38%	4.46%
On Distributions and Redemption	1.79%	3.40%	4.36%
Bloomberg Barclays Quality Intermediate Municipal Bond Index. (This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)	1.51%	2.56%	3.51%

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  (Please note that an investment in shares of the Fund may not be suitable for you if you are investing through a tax-deferred account).  The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.  After-tax returns for other classes of shares will vary.
4 / Aquila Municipal Trust

Management

Investment Adviser – Aquila Investment Management LLC (the "Manager")

Portfolio Managers – Mr. Anthony Tanner, Vice President and lead portfolio manager of the Fund, is based in Phoenix, AZ, and has served as a portfolio manager of the Fund since 2018.  Mr. James Thompson, Vice President of the Fund, has served as a portfolio manager of the Fund since 2017.  Mr. Royden Durham, Vice President of the Fund, has served as a portfolio manager of the Fund since 2017.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. Transactions in Class A Shares or Class C Shares may be made either through a financial advisor or directly with the Fund.  The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments.  Transactions in Class F Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Fund intends to distribute income that is exempt from regular Federal income tax and Arizona state income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors LLC (the "Distributor") or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

5 / Aquila Municipal Trust

AQUILA TAX-FREE FUND OF COLORADO

FUND SUMMARY

Investment Objective

The Fund's objective is to provide you as high a level of current income exempt from Colorado state and regular Federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and under "Alternative Purchase Plans" on page 51 of the Fund's Prospectus, "Sales Charges - Class A Shares" on page 53 of the Prospectus, "Broker-Defined Sales Charge Waiver Policies" on page 83 of the Prospectus, and "Purchase, Redemption, and Pricing of Shares" on page 68 of the Statement of Additional Information (the "SAI").  If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class F Shares	Class Y Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Management Fee	0.50%	0.50%	0.50%	0.50%

Distribution and Service (12b-1) Fees	0.05%	1.00%	None	None

Other Expenses	0.17%	0.17%	0.14%	0.17%

Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses	0.73%	1.68%	0.65%	0.68%

Total Fee Waivers(2)	0.02%	0.02%	0.02%	0.02%

Total Annual Fund Operating Expenses After Fee Waivers(2)	0.71%	1.66%	0.63%	0.66%

(1)
Shareholders who purchase $250,000 or more of Class A Shares do not pay an initial sales charge but may pay a contingent deferred sales charge of up to 0.50 of 1% for redemptions within one year of purchase and up to 0.25 of 1% for redemptions during the second year after purchase.

(2)
The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000.  This contractual undertaking is in effect until September 30, 2020.  The Manager may not terminate the arrangement without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$470	$622	$788	$1,268
Class C Shares	$269	$528	$911	$1,499
Class F Shares	$64	$206	$360	$809
Class Y Shares	$67	$216	$377	$845

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$169	$528	$911	$1,499

6 / Aquila Municipal Trust

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the fiscal year ended March 31, 2019, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Colorado state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  In general, almost all of these obligations are issued by the State of Colorado, its counties and various other local authorities; these obligations may also include certain other governmental issuers.  We call these "Colorado Obligations." These securities may include participation or other interests in municipal securities and variable rate demand notes.  A significant portion of the Colorado Obligations in which the Fund invests consist of revenue bonds, which are backed only by revenues from certain facilities or other sources and not by the issuer itself.  These obligations can be of any maturity, but the Fund's weighted average maturity has traditionally been between 5 and 15 years.

At the time of purchase, the Fund's Colorado Obligations must be of investment grade quality. This means that they must either

•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

•	if unrated, be determined to be of comparable quality by the Fund's Sub-Adviser, Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management (the "Sub-Adviser").

The Sub-Adviser selects obligations for the Fund's portfolio in order to achieve the Fund's objective by considering various characteristics including quality, maturity and coupon rate.

Principal Risks

You may lose money by investing in the Fund.  Following is a summary description of certain risks of investing in the Fund.

Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment.  When market prices fall, the value of your investment will go down.  In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.  Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts.  These conditions may continue, recur, worsen or spread.  Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.  U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels.  The U.S. Federal Reserve has reduced its market support activities and has raised interest rates.  Certain foreign governments and central banks have implemented or may implement so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth.  Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Interest Rate Risk.  The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities.  A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.  The maturity of a security may be significantly longer than its effective duration.  A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline.  Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer's financial
7 / Aquila Municipal Trust

condition. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Colorado and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Colorado and other municipal issuers in which the Fund may invest.  The strength of the Colorado economy will be affected by, among other factors, the health of the Colorado labor market, personal income growth, and the residential real estate market, federal fiscal, monetary and trade policies, the strength of the global economy, geopolitical risks, and business and consumer uncertainty related to these issues. Colorado's major economic sectors include agriculture, manufacturing, technology, tourism, energy production, and mining.  Declines in oil and gas production could have an impact on employment and income growth in Colorado.  The Taxpayer Bill of Rights (TABOR), is a constitutional provision that limits increases in spending, as well as the amount of revenue that can be raised, by state and local governments in Colorado in each fiscal year. Revenues in excess of those permitted under TABOR must be refunded to taxpayers.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  Colorado Public Employees' Retirement Association (PERA) has significant unfunded pension liabilities.  Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  In recent periods a number of municipal issuers in the U.S. have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Tax Risk. The income on the Fund's Colorado Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase.  Illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss.  The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).  In extreme cases, this may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders).

Prepayment or Call Risk. Many issuers have a right to prepay their securities.  Issuers may be more likely to prepay their securities if interest rates fall.  If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities.

Extension Risk.  If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market.  This may drive the prices of these securities down even more because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio Selection Risk. The value of your investment may decrease if the Sub-Adviser's judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk.  The sales price the Fund could receive for any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.  Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology.  The Fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption Risk.  The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Cybersecurity Risk. Cybersecurity failures or breaches by the Fund's Manager, Sub-Adviser, Transfer Agent, Custodian, Distributor and other service providers may disrupt Fund operations, interfere with the Fund's ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial

8 / Aquila Municipal Trust

losses, regulatory fines, penalties, reputational damage, or additional compliance costs.

Non-Diversification Risk.  The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects.  Also, the Fund may be more risky than a more geographically diverse fund.

These risks are discussed in more detail later in the Prospectus or in the SAI.

9 / Aquila Municipal Trust

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the designated periods compare with those of a broad measure of market performance.  No performance information is presented for Class F Shares because Class F Shares do not have annual returns for at least one calendar year. The returns for Class F Shares would differ from the returns shown because Class F Shares have different expenses.  The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).
The Fund acquired the assets and liabilities of Tax-Free Fund of Colorado (the "Predecessor Fund") on October 11, 2013.  As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund.  Performance shown for periods prior to October 11, 2013 is the performance of the Predecessor Fund.

ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2009-2018

15%

10%
          9.47%
          XXXX          8.96%
          XXXX          XXXX                 7.86%
          XXXX          XXXX                 XXXX
5%        XXXX          XXXX   5.89%         XXXX
          XXXX          XXXX   XXXX          XXXX
          XXXX          XXXX   XXXX          XXXX   3.00%         2.88%
          XXXX          XXXX   XXXX          XXXX   XXXX           XXXX
          XXXX   1.44%  XXXX   XXXX          XXXX   XXXX           XXXX   0.71%
0%        XXXX   XXXX   XXXX   XXXX          XXXX   XXXX   0.02%   XXXX   XXXX
                                      XXXX
                                     -2.70%
-5%

-10%

          2009   2010   2011   2012   2013   2014   2015   2016   2017   2018

Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 4.37% (quarter ended September 30, 2009) and the lowest return for a quarter was -3.05% (quarter ended June 30, 2013).

The year-to-date (from January 1, 2019 to June 30, 2019) total return for Class Y Shares was 3.48%.

	Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	(3.39)%	1.95%	3.20%
Class C	(1.28)%	1.83%	2.65%
Class Y	0.71%	2.86%	3.68%
Class Y Returns After Taxes:
On Distributions	0.71%	2.86%	3.68%
On Distributions and Redemption	1.41%	2.86%	3.62%
Bloomberg Barclays Quality Intermediate Municipal Bond Index. (This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)	1.51%	2.56%	3.51%

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  (Please note that an investment in shares of the Fund may not be suitable for you if you are investing through a tax-deferred account). The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.   After-tax returns for other classes of shares will vary.
10 / Aquila Municipal Trust

Management

Investment Adviser - Aquila Investment Management LLC (the "Manager")

Sub-Adviser - Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management

Portfolio Manager -- Mr. Christopher Johns is a Senior Vice President of the Sub-Adviser; he has served as the portfolio manager of the Fund and the Predecessor Fund since the Predecessor Fund's inception in 1987.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. Transactions in Class A Shares or Class C Shares may be made either through a financial advisor or directly with the Fund.  The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments.  Transactions in Class F Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Fund intends to distribute income that is exempt from regular Federal income tax and Colorado state income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors LLC (the "Distributor") or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.
11 / Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

FUND SUMMARY

Investment Objective

The Fund's objective is to provide you as high a level of current income exempt from Kentucky state and regular Federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and under "Alternative Purchase Plans" on page 51 of the Fund's Prospectus, "Sales Charges - Class A Shares" on page 53 of the Prospectus, "Broker-Defined Sales Charge Waiver Policies" on page 83 of the Prospectus, and "Purchase, Redemption, and Pricing of Shares" on page 68 of the Statement of Additional Information (the "SAI").  If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class F Shares	Class I Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Management Fee	0.40%	0.40%	0.40%	0.40%	0.40%

Distribution and Service (12b-1) Fees	0.15%	1.00%	None	0.40%	None

Other Expenses	0.24%	0.24%	0.22%	0.19%	0.24%

Total Annual Fund Operating Expenses	0.79%	1.64%	0.62%	0.99%	0.64%

(1)
Shareholders who purchase $250,000 or more of Class A Shares do not pay an initial sales charge but may pay a contingent deferred sales charge of up to 0.50 of 1% for redemptions within one year of purchase.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$477	$642	$821	$1,339
Class C Shares	$267	$517	$892	$1,507
Class F Shares	$63	$199	$346	$774
Class I Shares	$101	$315	$547	$1,213
Class Y Shares	$65	$205	$357	$798

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$167	$517	$892	$1,507

12 / Aquila Municipal Trust

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance.  During the fiscal year ended March 31, 2019, the Fund's portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Kentucky income and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  In general, almost all of these obligations are issued by the Commonwealth of Kentucky, its counties and various other local authorities; these obligations may also include certain other governmental issuers.  We call these "Kentucky Obligations." These securities may include participation or other interests in municipal securities and variable rate demand notes.  A significant portion of the Kentucky Obligations in which the Fund invests consist of revenue bonds, which are backed only by revenues from certain facilities or other sources and not by the issuer itself.  These obligations can be of any maturity, but the Fund's weighted average maturity has traditionally been between 5 and 15 years.

At the time of purchase, the Fund's Kentucky Obligations must be of investment grade quality. This means that they must either

*	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

*	if unrated, be determined to be of comparable quality by the Fund's Manager, Aquila Investment Management LLC.

The Manager selects obligations for the Fund's portfolio in order to achieve the Fund's objective by considering various characteristics including quality, maturity and coupon rate.

Principal Risks

You may lose money by investing in the Fund.  Following is a summary description of certain risks of investing in the Fund.

Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment.  When market prices fall, the value of your investment will go down.  In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.  Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts.  These conditions may continue, recur, worsen or spread.  Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.  U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels.  The U.S. Federal Reserve has reduced its market support activities and has raised interest rates.  Certain foreign governments and central banks have implemented or may implement so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth.  Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Interest Rate Risk.  The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities.  A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.  The maturity of a security may be significantly longer than its effective duration.  A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline.  Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer's financial condition. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Kentucky and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Kentucky and other municipal issuers in which the

13 / Aquila Municipal Trust

Fund may invest.  The strength of the Kentucky economy will be affected by, among other factors, employment growth and energy production, including the market for Kentucky coal, monetary and trade policies, the strength of the global economy, geopolitical risks, and business and consumer uncertainty related to these issues.  The market for Kentucky coal and losses in mining-related jobs continue to be areas of concern.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  Kentucky has significant long-term liabilities.  In particular, Kentucky's retirement systems are significantly underfunded.  Senate Bill 151, which would have modified the funding structure and benefits under Kentucky Retirement System plans, was recently ruled to be unconstitutional by the Kentucky Supreme Court.  A new plan for pension reform has not yet been agreed.  In addition, Kentucky's credit rating has been downgraded in recent years.  Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  In recent periods a number of municipal issuers in the U.S. have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Tax Risk. The income on the Fund's Kentucky Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase.  Illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss.  The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).  In extreme cases, this may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders).

Prepayment or Call Risk. Many issuers have a right to prepay their securities.  Issuers may be more likely to prepay their securities if interest rates fall.  If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities.

Extension Risk.  If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market.  This may drive the prices of these securities down even more because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio Selection Risk. The value of your investment may decrease if the Manager's judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk.  The sales price the Fund could receive for any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.  Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology.  The Fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption Risk.  The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Cybersecurity Risk. Cybersecurity failures or breaches by the Fund's Manager, Transfer Agent, Custodian, Distributor and other service providers may disrupt Fund operations, interfere with the Fund's ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses, regulatory fines, penalties, reputational damage, or additional compliance costs.

Non-Diversification Risk.  The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects.  Also, the Fund may be more risky than a more geographically diverse fund.

These risks are discussed in more detail later in the Prospectus or in the SAI.
14 / Aquila Municipal Trust

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the designated periods compare with those of a broad measure of market performance.  No performance information is presented for Class F Shares because Class F Shares do not have annual returns for at least one calendar year. The returns for Class F Shares would differ from the returns shown because Class F Shares have different expenses.  The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).
The Fund acquired the assets and liabilities of Churchill Tax-Free Fund of Kentucky (the "Predecessor Fund") on October 11, 2013.  As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund.  Performance shown for periods prior to October 11, 2013, is the performance of the Predecessor Fund.

ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2009-2018

20%

       16.21%
       XXXX
15%    XXXX
       XXXX
       XXXX
       XXXX
10%    XXXX          9.81%
       XXXX          XXXX
       XXXX          XXXX                 7.33%
       XXXX          XXXX                 XXXX
       XXXX          XXXX                 XXXX
5%     XXXX          XXXX   5.78%         XXXX
       XXXX          XXXX   XXXX          XXXX                  4.02%
       XXXX          XXXX   XXXX          XXXX                  XXXX
       XXXX          XXXX   XXXX          XXXX   2.53%          XXXX
       XXXX   1.44%  XXXX   XXXX          XXXX   XXXX           XXXX    1.17%
0%     XXXX   XXXX   XXXX   XXXX   XXXX   XXXX   XXXX   0.03%   XXXX    XXXX
                                   XXXX
                                   XXXX
                                  -2.15%

-5%

-10%

-15%

          2009   2010   2011   2012   2013   2014   2015   2016   2017   2018

Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 7.37% (quarter ended March 31, 2009) and the lowest return for a quarter was -4.15% (quarter ended December 31, 2010).

The year-to-date (from January 1, 2019 to June 30, 2019) total return for Class Y Shares was 3.94%.

	Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	(2.99)%	1.99%	3.93%
Class C	(0.82)%	1.96%	3.46%
Class I	0.85%	2.68%	4.18%
Class Y	1.17%	2.99%	4.50%
Class Y Returns After Taxes:
On Distributions	1.12%	2.97%	4.49%
On Distributions and Redemption	1.73%	2.98%	4.32%
Bloomberg Barclays Quality Intermediate Municipal Bond Index. (This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)	1.51%	2.56%	3.51%

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  (Please note that an investment in shares of the Fund may not be suitable for you if you are investing through a tax-deferred account). The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.  After-tax returns for other classes of shares will vary.
15 / Aquila Municipal Trust

Management

Investment Adviser - Aquila Investment Management LLC (the "Manager")

Portfolio Managers - Mr. Royden Durham, Vice President and lead portfolio manager of the Fund, is based in Louisville, KY, and has served as a portfolio manager of the Fund and the Predecessor Fund since 2011.  Mr. Anthony Tanner, Vice President of the Fund, has served as a portfolio manager of the Fund since 2018.  Mr. James Thompson, Vice President of the Fund, has served as a portfolio manager of the Fund since 2017.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. Transactions in Class A Shares or Class C Shares may be made either through a financial advisor or directly with the Fund.  The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments.  Transactions in Class F Shares, Class I Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Fund intends to distribute income that is exempt from regular Federal income tax and Kentucky income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors LLC (the "Distributor") or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

16 / Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

FUND SUMMARY

Investment Objective

The Fund's objective is to provide you as high a level of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and under "Alternative Purchase Plans" on page 51 of the Fund's Prospectus, "Sales Charges - Class A Shares" on page 53 of the Prospectus, "Broker-Defined Sales Charge Waiver Policies" on page 83 of the Prospectus, and "Purchase, Redemption, and Pricing of Shares" on page 68 of the Statement of Additional Information (the "SAI").  If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class F Shares	Class I Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Management Fee	0.50%	0.50%	0.50%	0.50%	0.50%

Distribution and Service (12b-1) Fees	0.15%	1.00%	None	0.40%	None

Other Expenses	0.21%	0.21%	0.21%	0.17%	0.21%

Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.87%	1.72%	0.72%	1.08%	0.72%

Total Fee Waivers (2)	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses After Fee Waivers(2)	0.85%	1.70%	0.70%	1.06%	0.70%

(1)
Shareholders who purchase $250,000 or more of Class A Shares do not pay an initial sales charge but may pay a contingent deferred sales charge of up to 0.50 of 1% for redemptions within one year of purchase and up to 0.25 of 1% for redemptions during the second year after purchase.

(2)
The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2020.  The Manager may not terminate the arrangement without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$483	$665	$861	$1,478
Class C Shares	$273	$540	$931	$1,596
Class F Shares	$72	$228	$399	$893
Class I Shares	$108	$341	$594	$1,315
Class Y Shares	$72	$228	$399	$893

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$173	$540	$931	$1,596

17 / Aquila Municipal Trust

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the fiscal year ended March 31, 2019, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Rhode Island state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  In general, all or almost all of these obligations are issued by the State of Rhode Island, its counties and various other local authorities; these obligations may also include certain other governmental issuers.  We call these "Rhode Island Obligations." These securities may include participation or other interests in municipal securities and variable rate demand notes.  Some Rhode Island Obligations, such as general obligation issues, are backed by the issuer's taxing authority, while other Rhode Island Obligations, such as revenue bonds, are backed only by revenues from certain facilities or other sources and not by the issuer itself.  These obligations can be of any maturity, but the Fund's weighted average maturity has traditionally been between 5 and 15 years.

At the time of purchase, the Fund's Rhode Island Obligations must be of investment grade quality. This means that they must either

•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

•	if unrated, be determined to be of comparable quality by the Fund's Sub-Adviser, Citizens Investment Advisors, a department of Citizens Bank, N.A. (the "Sub-Adviser").

The Sub-Adviser selects obligations for the Fund's portfolio in order to achieve the Fund's objective by considering various characteristics including quality, maturity and coupon rate.

Principal Risks

You may lose money by investing in the Fund.  Following is a summary description of certain risks of investing in the Fund.

Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment.  When market prices fall, the value of your investment will go down.  In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.  Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts.  These conditions may continue, recur, worsen or spread.  Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.  U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels.  The U.S. Federal Reserve has reduced its market support activities and has raised interest rates.  Certain foreign governments and central banks have implemented or may implement so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth.  Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Interest Rate Risk.  The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities.  A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.  The maturity of a security may be significantly longer than its effective duration.  A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline.  Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer's financial condition. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.
18 / Aquila Municipal Trust

Risks Associated with Investments in Rhode Island and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Rhode Island and other municipal issuers in which the Fund may invest.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  Rhode Island continues to face significant budget deficits, and a number of municipalities in the Rhode Island have experienced financial difficulties.  The strength of the Rhode Island economy also will be affected by federal fiscal, monetary and trade policies, the strength of the global economy, geopolitical risks, and business and consumer uncertainty related to these issues. Rhode Island's retirement systems are underfunded.  Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  In recent periods a number of municipal issuers in the U.S. have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Tax Risk. The income on the Fund's Rhode Island Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase.  Illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss.  The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).  In extreme cases, this may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders).

Prepayment or Call Risk. Many issuers have a right to prepay their securities.  Issuers may be more likely to prepay their securities if interest rates fall.  If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities.

Extension Risk.  If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market.  This may drive the prices of these securities down even more because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio Selection Risk. The value of your investment may decrease if the Sub-Adviser's judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk.  The sales price the Fund could receive for any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.  Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology.  The Fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption Risk.  The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.
Cybersecurity Risk. Cybersecurity failures or breaches by the Fund's Manager, Sub-Adviser, Transfer Agent, Custodian, Distributor and other service providers may disrupt Fund operations, interfere with the Fund's ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses, regulatory fines, penalties, reputational damage, or additional compliance costs.

Non-Diversification Risk.  The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects.  Also, the Fund may be more risky than a more geographically diverse fund.

An investment in the Fund is not a deposit in Citizens Bank, N.A., any of its bank or non-bank affiliates or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

These risks are discussed in more detail later in the Prospectus or in the SAI.

19 / Aquila Municipal Trust

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the designated periods compare with those of a broad measure of market performance.  No performance information is presented for Class F Shares because Class F Shares do not have annual returns for at least one calendar year. The returns for Class F Shares would differ from the returns shown because Class F Shares have different expenses.  The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).
The Fund acquired the assets and liabilities of Aquila Narragansett Tax-Free Income Fund (the "Predecessor Fund") on October 11, 2013.  As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund.  Performance shown for periods prior to October 11, 2013 is the performance of the Predecessor Fund.

ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2009-2018

15%

10%
                                              9.22%
           7.07%         7.33%                 XXXX
           XXXX          XXXX                  XXXX
 5%        XXXX          XXXX   4.96%          XXXX                  4.69%
           XXXX          XXXX   XXXX           XXXX   3.43%          XXXX
           XXXX          XXXX   XXXX           XXXX   XXXX           XXXX
           XXXX          XXXX   XXXX           XXXX   XXXX           XXXX
           XXXX   1.88%  XXXX   XXXX           XXXX   XXXX           XXXX    0.99%
 0%        XXXX   XXXX   XXXX   XXXX           XXXX   XXXX   0.39%   XXXX    XXXX
                                      XXXX
                                     -3.23%
-5%

-10%
           2009   2010   2011   2012   2013    2014   2015    2016   2017    2018

Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 3.82% (quarter ended March 31, 2014) and the lowest return for a quarter was -3.36% (quarter ended June 30, 2013).

The year-to-date (from January 1, 2019 to June 30, 2019) total return for Class Y Shares was 4.05%.

	Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	(3.21)%	2.71%	3.03%
Class C	(1.00)%	2.67%	2.58%
Class I	0.89%	3.44%	3.33%
Class Y	0.99%	3.70%	3.61%
Class Y Returns After Taxes:
On Distributions	0.98%	3.69%	3.61%
On Distributions and Redemption	1.66%	3.54%	3.56%
Bloomberg Barclays Quality Intermediate Municipal Bond Index. (This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)	1.51%	2.56%	3.51%

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  (Please note that an investment in shares of the Fund may not be suitable for you if you are investing through a tax-deferred account). The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.  After-tax returns for other classes of shares will vary.
20 / Aquila Municipal Trust

Management

Investment Adviser - Aquila Investment Management LLC (the "Manager")

Sub-Adviser - Citizens Investment Advisors, a department of Citizens Bank, N.A.

Portfolio Manager - Jeffrey K. Hanna, a Senior Vice President of the Sub-Adviser, has served as the portfolio manager or co-portfolio manager of the Fund and the Predecessor Fund since 2005, and was an assistant portfolio manager of the Predecessor Fund from 2000 to 2005.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. Transactions in Class A Shares or Class C Shares may be made either through a financial advisor or directly with the Fund.  The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments.  Transactions in Class F Shares, Class I Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Fund intends to distribute income that is exempt from regular Federal income tax and Rhode Island state income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors LLC (the "Distributor") or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

21 / Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH

FUND SUMMARY

Investment Objective

The Fund's objective is to provide you as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and under "Alternative Purchase Plans" on page 51 of the Fund's Prospectus, "Sales Charges - Class A Shares" on page 53 of the Prospectus, "Broker-Defined Sales Charge Waiver Policies" on page 83 of the Prospectus, and "Purchase, Redemption, and Pricing of Shares" on page 68 of the Statement of Additional Information (the "SAI").  If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class F Shares	Class Y Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Management Fee	0.50%	0.50%	0.50%	0.50%

Distribution and Service (12b-1) Fees	0.20%	1.00%	None	None

Other Expenses	0.19%	0.18%	0.18%	0.19%

Total Annual Fund Operating Expenses	0.89%	1.68%	0.68%	0.69%

Total Fee Waivers and/or Reimbursement (2)	0.02%	0.02%	0.02%	0.02%

Total Annual Fund Operating Expenses After Fee Waivers (2)	0.87%	1.66%	0.66%	0.67%

(1)
Shareholders who purchase $250,000 or more of Class A Shares do not pay an initial sales charge but may pay a contingent deferred sales charge of up to 0.50 of 1% for redemptions within one year of purchase.

(2)
The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2020.  The Manager may not terminate the arrangement without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
22 / Aquila Municipal Trust

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$485	$671	$871	$1,450
Class C Shares	$269	$528	$911	$1,582
Class F Shares	$67	$216	$377	$845
Class Y Shares	$68	$219	$382	$857

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$169	$528	$911	$1,582

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance.  During the fiscal year ended March 31, 2019, the Fund's portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Utah state individual and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  These obligations are issued by the State of Utah, its counties and various other local authorities, certain other governmental issuers, and by other states and entities that do not tax interest from obligations issued by the State of Utah. These obligations also include obligations issued by other states, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and, pursuant to an administrative determination of the Utah State Tax Commission issued under statutory authority, from Utah individual (but not corporate) income taxes. We call these obligations "Utah Double-Exempt Obligations." Under normal circumstances, at least 50% of the Fund's assets will consist of obligations of Utah-based issuers.  Utah Double-Exempt Obligations may include participation or other interests in municipal securities and variable rate demand notes.  Some Utah Double-Exempt Obligations, such as general obligation issues, are backed by the issuer's taxing authority, while other Utah Double-Exempt Obligations, such as revenue bonds, are backed only by revenues from certain facilities or other sources and not by the issuer itself.  These obligations can be of any maturity, but the Fund's weighted average maturity has traditionally been between 5 and 15 years.

At the time of purchase, the Fund's Utah Double-Exempt Obligations must be of investment grade quality. This means that they must either
•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,
•	if unrated, be determined to be of comparable quality by the Fund's Manager, Aquila Investment Management LLC.
The Fund may invest a significant portion of its assets in unrated securities, including those issued in private placement transactions.  From time to time, the Fund may hold a significant percentage, or all, of the outstanding private placement bonds issued by certain issuers.

The Manager selects obligations for the Fund's portfolio in order to achieve the Fund's objective by considering various characteristics including quality, maturity and coupon rate.

Principal Risks

You may lose money by investing in the Fund.  Following is a summary description of certain risks of investing in the Fund.

Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment.  When market prices fall, the value of your investment will go down.  In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.  Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts.  These conditions may continue, recur, worsen or spread.  Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.  U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels.  The U.S. Federal Reserve has reduced its market support activities and has raised interest rates.  Certain foreign governments and central banks have implemented

23 / Aquila Municipal Trust

or may implement so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth.  Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Interest Rate Risk.  The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities.  A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.  The maturity of a security may be significantly longer than its effective duration.  A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline.  Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer's financial condition. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Utah and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Utah and other municipal issuers in which the Fund may invest.  Provisions of Utah's Constitution and state statutes that limit the borrowing, taxing and spending authority of Utah's governmental entities may impair the ability of Utah issuers to pay principal and/or interest on their obligations.  Utah households pay more in state and local taxes per household than the national average.  The current relatively high level of taxation could adversely affect the ability of Utah issuers to raise taxes substantially or at all.  The strength of the Utah economy also will be affected by federal fiscal, monetary and trade policies, the strength of the global economy, geopolitical risks, and business and consumer uncertainty related to these issues.  Utah's retirement systems are underfunded.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  In recent periods a number of municipal issuers in the U.S. have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Tax Risk. The income on the Fund's Utah Double-Exempt Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Unrated Security Risk. When the Fund purchases unrated securities, it will depend on the Manager's analysis of credit risk without the assessment of a nationally recognized statistical rating organization. Unrated securities may be less liquid than rated securities determined to be of comparable quality.

Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase, including investments in securities issued in private placement transactions.  Illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss.  The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).  In extreme cases, this may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders).

Prepayment or Call Risk. Many issuers have a right to prepay their securities.  Issuers may be more likely to prepay their securities if interest rates fall.  If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities.

Extension Risk.  If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market.  This may drive the prices of these securities down even more because their interest rates are lower than the current interest rate and they remain outstanding longer.
24 / Aquila Municipal Trust

Portfolio Selection Risk. The value of your investment may decrease if the Manager's judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk.  The sales price the Fund could receive for any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.  Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology.  The Fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption Risk.  The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Cybersecurity Risk. Cybersecurity failures or breaches by the Fund's Manager, Transfer Agent, Custodian, Distributor and other service providers may disrupt Fund operations, interfere with the Fund's ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses, regulatory fines, penalties, reputational damage, or additional compliance costs.

Non-Diversification Risk.  The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects.  Also, the Fund may be more risky than a more geographically diverse fund.

These risks are discussed in more detail later in the Prospectus or in the SAI.

25 / Aquila Municipal Trust

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the designated periods compare with those of a broad measure of market performance.  No performance information is presented for Class F Shares because Class F Shares do not have annual returns for at least one calendar year. The returns for Class F Shares would differ from the returns shown because Class F Shares have different expenses.  The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).
The Fund acquired the assets and liabilities of Tax-Free Fund For Utah (the "Predecessor Fund") on October 11, 2013.  As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund.  Performance shown for periods prior to October 11, 2013 is the performance of the Predecessor Fund.

ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2009-2018

20%

            16.69%
15%         XXXX
            XXXX          10.48%
10%         XXXX          XXXX                   9.28%
            XXXX          XXXX    7.32%          XXXX
            XXXX          XXXX    XXXX           XXXX
 5%         XXXX          XXXX    XXXX           XXXX                   4.57%
            XXXX   3.00%  XXXX    XXXX           XXXX    3.23%          XXXX   0.89%
 0%         XXXX   XXXX   XXXX    XXXX           XXXX    XXXX   0.39%   XXXX   XXXX
                                          XXXX
-5%                                      -1.54%

-10%

-15%
            2009   2010   2011    2012    2013    2014    2015   2016   2017   2018

Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 6.43% (quarter ended September 30, 2009) and the lowest return for a quarter was -3.19% (quarter ended December 31, 2016).

The year-to-date (from January 1, 2019 to June 30, 2019) total return for Class Y Shares was 4.11%.

	Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	(3.23)%	2.58%	4.68%
Class C	(1.00)%	2.59%	4.27%
Class Y	0.89%	3.63%	5.30%
Class Y Returns After Taxes:
On Distributions	0.89%	3.60%	5.27%
On Distributions and Redemption	1.63%	3.49%	5.01%
Bloomberg Barclays Quality Intermediate Municipal Bond Index. (This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)	1.51%	2.56%	3.51%

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  (Please note that an investment in shares of the Fund may not be suitable for you if you are investing through a tax-deferred account).  The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.  After-tax returns for other classes of shares will vary.
26 / Aquila Municipal Trust

Management

Investment Adviser - Aquila Investment Management LLC (the "Manager")

Portfolio Managers - Mr. James Thompson, Vice President and lead portfolio manager of the Fund, is based in Bountiful, UT, and has served as a portfolio manager of the Fund and the Predecessor Fund since 2009.  Mr. Royden Durham, Vice President of the Fund, has served as a portfolio manager of the Fund since 2017.  Mr. Anthony Tanner, Vice President of the Fund, has served as a portfolio manager of the Fund since 2018.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. Transactions in Class A Shares or Class C Shares may be made either through a financial advisor or directly with the Fund.  The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments.  Transactions in Class F Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Fund intends to distribute income that is exempt from regular Federal income tax and Utah state income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors LLC (the "Distributor") or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.
27 / Aquila Municipal Trust

Additional Information About the Funds' Principal Investment Strategies and Principal Risks

Additional Information About the Funds' Principal Investment Strategies

Aquila Tax-Free Trust of Arizona

The Fund's objective is to provide you as high a level of current income exempt from Arizona state and regular Federal income taxes as is consistent with preservation of capital.

Aquila Tax-Free Trust of Arizona invests primarily in Arizona Obligations, which are a type of municipal obligation.  Arizona Obligations are obligations of the State of Arizona and its political subdivisions, agencies and public authorities and of certain other governmental issuers, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Arizona state income tax.  The Fund purchases the obligations of governmental issuers other than Arizona governmental issuers only when obligations of the State of Arizona and its political subdivisions, agencies and public authorities with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Arizona state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  This 80% policy may not be changed without shareholder approval.  Except for this policy and the Fund's investment objective, the Fund's investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information.

Aquila Tax-Free Fund of Colorado

The Fund's objective is to provide you as high a level of current income exempt from Colorado state and regular Federal income taxes as is consistent with preservation of capital.

Aquila Tax-Free Fund of Colorado invests primarily in Colorado Obligations, which are a type of municipal obligation. Colorado Obligations are obligations of the State of Colorado and its political subdivisions, agencies and public authorities and of certain other governmental issuers, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Colorado state income tax.

Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Colorado state and regular Federal income taxes,  the income paid upon which will not be subject to the Federal alternative minimum tax on individuals. This 80% policy may not be changed without shareholder approval. Except for this policy and the Fund's investment objective, the Fund's investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information.

Because of limitations contained in the state constitution, the State of Colorado issues no general obligation bonds secured by the full faith and credit of the state.  Several agencies and instrumentalities of state government are authorized by statute to issue bonds secured by revenues from specific projects and activities.  Accordingly, a significant portion of the Colorado Obligations in which Aquila Tax-Free Fund of Colorado invests is comprised of revenue bonds (see "Municipal Obligations" below).  Additionally, the state currently is authorized to issue short-term revenue anticipation notes.

Aquila Churchill Tax-Free Fund of Kentucky

The Fund's objective is to provide you as high a level of current income exempt from Kentucky state and regular Federal income taxes as is consistent with preservation of capital.

Aquila Churchill Tax-Free Fund of Kentucky invests primarily in Kentucky Obligations, which are a type of municipal obligation. Kentucky Obligations are obligations of the Commonwealth of Kentucky and its political subdivisions, agencies and public authorities and of certain other governmental issuers, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Kentucky income tax.

Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Kentucky income and regular Federal income taxes,  the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  This 80% policy may not be changed without shareholder approval.  Except for this policy and the Fund's investment objective, the Fund's investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information.

Historically, most Kentucky state and local government indebtedness has been issued in the form of revenue bonds (see "Municipal Obligations" below).  Accordingly, a significant portion of the Kentucky Obligations in which Aquila Churchill Tax-Free Fund of Kentucky invests is comprised of revenue bonds.
28 / Aquila Municipal Trust

Aquila Narragansett Tax-Free Income Fund

The Fund's objective is to provide you as high a level of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital.

Aquila Narragansett Tax-Free Income Fund invests primarily in Rhode Island Obligations, which are a type of municipal obligation.  Rhode Island Obligations are obligations of the State of Rhode Island and its political subdivisions, agencies and public authorities and of certain other governmental issuers, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Rhode Island state income tax.  The Fund purchases the obligations of governmental issuers other than Rhode Island governmental issuers only when obligations of the State of Rhode Island and its political subdivisions, agencies and public authorities with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Rhode Island state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  This 80% policy may not be changed without shareholder approval.  Except for this policy and the Fund's investment objective, the Fund's investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information.

Aquila Tax-Free Fund For Utah

The Fund's objective is to provide you as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital.

Aquila Tax-Free Fund For Utah invests primarily in Utah Double-Exempt Obligations, which are a type of municipal obligation.  Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Utah state individual and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  This 80% policy may not be changed without shareholder approval.  Except for this policy and the Fund's investment objective, the Fund's investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information.  Under normal circumstances, at least 50% of the Fund's assets will consist of obligations of Utah-based issuers.

Utah Double-Exempt Obligations are obligations of the State of Utah and its political subdivisions, agencies and public authorities and of certain other federal governmental issuers, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Utah state individual income tax.  Utah Double-Exempt Obligations also include obligations, of any maturity, issued by other states, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and, pursuant to an administrative determination of the Utah State Tax Commission issued under statutory authority, from Utah individual (but not corporate) income taxes.  These states currently are Alaska, Florida, Indiana (for bonds acquired before January 1, 2012), Nevada, North Dakota, South Dakota, Texas, Wyoming, Washington, D.C. and Washington State.  Under normal circumstances, the Fund may invest up to 50% of its net assets at the time of purchase in obligations of non-Utah-based issuers.  Administrative determinations may be subject to change at any time and there can be no certainty as to the ongoing exemption from Utah individual income tax of the interest on obligations of states other than Utah.

The Fund may invest a significant portion of its assets in unrated securities, including those issued in private placement transactions.  From time to time, the Fund may hold a significant percentage, or all, of the outstanding private placement bonds issued by certain issuers.

Municipal Obligations

Each Fund may invest in municipal obligations.  Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.  They include:

* municipal notes and bonds,
* tax, revenue or bond anticipation notes,
* construction loan notes,
* project notes, which sometimes carry a U.S. government guarantee,
* municipal lease/purchase agreements,
* participation interests in municipal or other securities, and
* floating and variable rate demand notes.

There are two principal classifications of municipal bonds:  general obligation bonds and revenue bonds.  General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality.

The various public purposes for which municipal obligations are issued include:
29 / Aquila Municipal Trust

* obtaining funds for general operating expenses,
* refunding outstanding obligations,
* obtaining funds for loans to other public institutions and facilities, and
*	funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.  Municipal lease obligations are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

Although municipal obligations are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. Municipal obligations include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.  In a participation interest, a bank or other financial institution sells undivided interests in a municipal or other security it owns. Participation interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell the interests back to the issuer after a specified notice period.

Variable and Floating Rate Securities

Each Fund may invest in variable and floating rate securities. Variable rate demand instruments require the issuer or a third party, such as a bank, insurer or broker/dealer, to repurchase the security for its face value upon demand and typically have interest rates that reset on a periodic basis. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline.

Credit Downgrades and Other Credit Events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, a Fund's portfolio manager(s) will decide whether the security should continue to be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by a Fund, or if an obligor of such a security has difficulty meeting its obligations, the Fund may obtain or exchange a new or restructured security or underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, a Fund may incur expenses in an effort to protect the Fund's interest in securities experiencing these events.

Additional Investment Strategies

Cash Management

Each Fund may invest its assets in money market funds, any type of taxable money market instrument and short-term debt securities, or may hold cash uninvested.

Defensive Investing

Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions and hold cash uninvested without regard to any percentage limitations.  Each Fund may take temporary defensive positions and invest in shares of money market funds, any type of taxable money market instrument and short-term debt securities without regard to any percentage limitations.  Although each Fund has the ability to take such defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.
Other Fixed Income Securities
Subject to the Fund's 80% policy, each Fund is permitted, but not required, to purchase fixed income securities that pay interest that is subject to regular federal and/or state income taxes. Such investments may include, but are not limited to, taxable obligations issued by states, other taxable obligations such as Build America Bonds, and U.S. government securities.  Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. The issuer or borrower of the security usually pays a fixed, variable or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. A Fund's investments in such taxable obligations, together with money market funds, taxable money market instruments and short-term debt securities, may not exceed 20% of a Fund's assets.

30 / Aquila Municipal Trust

Aquila Tax-Free Trust of Arizona [logo]

[PICTURE]
Marana School District Pima County
[PICTURE]
Banner Health System
[PICTURE]
Sky Harbor International Airport - Terminals 3 & 4
[PICTURE]
Arizona State Capitol

Aquila Tax-Free Trust of Arizona invests in municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Arizona. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations that financed these particular projects were included in the Fund's portfolio as of May 31, 2019 and together represented approximately 14.65% of the Fund's portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.

31 / Aquila Municipal Trust

Aquila Tax-Free Fund of Colorado [logo]

[PICTURE]
Denver Water
[PICTURE]
Broomfield Park and Rec.
[PICTURE]
Larimer County School District
 [PICTURE]
University of Colorado

Aquila Tax-Free Fund of Colorado invests in municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Colorado. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations that financed these particular projects were included in the Fund's portfolio as of May 31, 2019 and together represented approximately 8.19% of the Fund's portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.

32 / Aquila Municipal Trust

Aquila Churchill Tax-Free Fund of Kentucky [logo]

[PICTURE]
Jefferson Co. Hospital Revenue
[PICTURE]
Lexington-Fayette Airport/Bluegrass Field
[PICTURE]
Public High Schools
[PICTURE]
Higher Education
[PICTURE]
Bellarmine University
[PICTURE]
University of Louisville
[PICTURE]
Kentucky Turnpike Authority

Aquila Churchill Tax-Free Fund of Kentucky invests in municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Kentucky. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations that financed these particular projects were included in the Fund's portfolio as of May 31, 2019 and together represented approximately 29.11% of the Fund's portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.
33 / Aquila Municipal Trust

Aquila Narragansett Tax-Free Income Fund [logo]

[PICTURE]
Narragansett Bay Commission - RI Infrastructure Bank
Rhode Island Clean Water & Pollution Control
[PICTURE]
Rhode Island Convention Center - Providence, RI
[PICTURE]
Bryant University – Smithfield, RI
[PICTURE]
University of Rhode Island
 [PICTURE]
Providence College – Providence RI
[PICTURE]
Daphne Farago Wing – Rhode Island School of Design

Aquila Narragansett Tax-Free Income Fund invests in municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Rhode Island. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations that financed these particular projects were included in the Fund's portfolio as of May 31, 2019 and together represented approximately 19.73% of the Fund's portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.
34 / Aquila Municipal Trust

Aquila Tax-Free Fund For Utah [logo]

[PICTURE]
Payson Project
[PICTURE]
Utah Transit Authority, Light Rail
[PICTURE]
University of Utah
[PICTURE]
Single Family Mortgage Bonds for Utah Housing
[PICTURE]
Salt Lake City Airport

Aquila Tax-Free Fund For Utah invests in municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Utah. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations that financed these particular projects were included in the Fund's portfolio as of May 31, 2019 and together represented approximately 12.66% of the Fund's portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.
35 / Aquila Municipal Trust

Additional Information About the Principal Risks of Investing in the Funds
Market Risk. The market prices of fixed income and other securities owned by the Funds may go up or down, sometimes rapidly or unpredictably. If the market prices of securities owned by a Fund fall, the value of your investment in the Fund will decline.  The value of a security may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not have the same impact on all types of securities.  The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.  In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.  Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts.  These conditions may continue, recur, worsen or spread.  Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.  U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels.  The U.S. Federal Reserve has reduced its market support activities and has raised interest rates.  Certain foreign governments and central banks have implemented or may implement so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth.  Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which a Fund invests.  Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom's expected exit from the European Union (or Brexit), may in some instances contribute to decreased liquidity and increased volatility in the financial markets.  The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.  Economies and financial markets throughout the world have become increasingly interconnected.  Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets.  As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may suffer.

Interest Rate Risk.  The market prices of securities may fluctuate significantly when interest rates change.  When interest rates rise, the value of fixed income securities generally falls. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security's value.  However, calculations of maturity or duration may be based on estimates and may not reliably predict a security's price sensitivity to changes in interest rates.  Moreover, securities can change in value in response to other factors, such as credit risk.  In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the Fund's yield will decline.  Also, when interest rates decline, investments made by a Fund may pay a lower interest rate, which would reduce the income received by the Fund; however the value of fixed income securities generally rise when interest rates decline.  A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from a Fund.  The maturity of a security may be significantly longer than its effective duration.  A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security.  However, during a period of rapidly rising interest rates, the changes in the coupon rates of a Fund's variable rate securities may temporarily lag behind changes in market rates and shareholders could suffer loss of principal if they sell shares of the Fund before interest rates in the Fund's securities or the assets underlying the securities are adjusted to reflect current market rates.  In addition, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates.  The market prices of these securities may fluctuate significantly when interest rates change.

Credit Risk. If an obligor (such as the municipal issuer, a municipal insurer or other party offering credit enhancement) for a security held by a Fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy or a security's credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline. If a Fund enters into financial contracts (such as when-issued and delayed delivery transactions), the Fund will be subject to the credit risk presented by the counterparty.  In particular, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. In addition, a Fund may incur expenses and suffer delays
36 / Aquila Municipal Trust

in an effort to protect the Fund's interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which a Fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.  Securities rated in the lowest category of investment grade (i.e., Baa/BBB) may possess certain speculative characteristics.

If the claims-paying ability or other rating of an insurance company that insures obligations owned by a Fund is downgraded by a rating agency, the value of such obligations may be negatively affected.  A Fund also is subject to the risk that an insurer may be unable to pay claims filed pursuant to the coverage.  In the case of an insured bond, the bond's rating will be deemed to be the higher of the rating assigned to the bond's issuer or to the insurer.  A Fund may hold several investments covered by one insurer, which would increase the Fund's exposure to the claims-paying ability of that insurer.

In the past, each Fund has invested significantly in pre-refunded municipal bonds, which typically have a higher credit quality than other municipal bonds and a higher current income than other bonds that have a similar credit quality and maturity.  Recent legislation has eliminated the tax exemption for pre-refunded municipal bonds.  Accordingly, each Fund's investments may be subject to greater credit risk and lower yields than prior to the tax law changes.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer's financial condition. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Arizona and Other Municipal Obligations (Aquila Tax-Free Trust of Arizona only).  The Fund may be affected significantly by adverse economic, political or other events affecting Arizona and other municipal issuers in which the Fund may invest.

Provisions of Arizona's Constitution that limit the amount of debt that can be issued may impair the ability of Arizona issuers to pay principal and/or interest on their obligations.  Over the years, a number of laws have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, imposed certain mandatory expenditures by the State, or otherwise limited the Legislature and the Governor's discretion in enacting budgets.  Additionally, although Arizona's economy is broad, it does have major components in the trade, transportation and public utilities, professional and business services, education and health services, and government sectors, and may be sensitive to economic problems affecting those sectors.

 Arizona has enacted pension reform legislation; however, Arizona's retirement systems continue to be significantly underfunded.  The strength of the Arizona economy will be affected by, among other factors, the strength of the national and global economies, federal fiscal, monetary and trade policies, geopolitical risks, and business and consumer uncertainty related to these issues.  Drought conditions that threaten water supplies for Arizona and the entire Southwest may affect Arizona's water and power infrastructure and the financial condition of Arizona public water and electric power utilities.  Arizona and its various subdivisions may also face pressure from costs relating to pension and other post-employment benefits.  Arizona's unemployment rate is among the highest in the nation.

There can be no assurance that Arizona's fiscal situation will not become more difficult, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the state or its municipalities.  The potential deterioration of Arizona's fiscal situation increases the risk of investing in Arizona municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Arizona municipal securities, and the Fund's net asset value and/or yield, will experience greater volatility.  Downgrades in the rating of Arizona issuers could result in a reduction in the market value of Arizona municipal securities held by the Fund, which could negatively impact the Fund's net asset value, yield and/or the distributions paid by the Fund.

The foregoing and other factors may result in losses to the Fund.  More detailed information about the economy of Arizona may be found in the SAI.

Risks Associated with Investments in Colorado and Other Municipal Obligations (Aquila Tax-Free Fund of Colorado only).  The Fund may be affected significantly by adverse economic, political or other events affecting Colorado and other municipal issuers in which the Fund may invest.

The energy sector is a source of economic activity in Colorado. Declines in oil and gas production could have an impact on employment and income growth in Colorado.  In addition, decreases in oil prices and excess capacity for natural gas could suppress profits, wages, employment, and investment in the regional oil and gas industry.  The housing market is also an important driver of economic growth in Colorado.  Unless wage gains can offset the rising cost of living consumer spending will slow.  The strength of the Colorado economy also will be affected by federal fiscal, monetary and trade policies, the strength of the global economy, geopolitical risks, and business and consumer uncertainty related to these issues.

The Colorado State General Fund is the focal point in determining the State's ability to maintain or improve its fiscal position. This fund accounts for all revenues and expenditures that are not required by law to be accounted for in other funds. Ultimately, individual income tax revenue constitutes the majority of General Fund revenue
37 / Aquila Municipal Trust

for the state and is closely linked to personal income growth.

Property taxes are a significant source of revenue for many local governments.  Declines in property values may negatively impact these tax revenues. The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits.  PERA has significant unfunded pension liabilities.

The Taxpayer Bill of Rights (TABOR) is a constitutional provision that limits increases in spending, as well as the amount of revenue that can be raised, by state and local governments in Colorado in each fiscal year.  Revenues in excess of those permitted under TABOR must be refunded to taxpayers.

There can be no assurance that Colorado's fiscal situation will not become more difficult as a result of these issues, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the state or its municipalities. The potential deterioration of Colorado's fiscal situation increases the risk of investing in Colorado municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Colorado municipal securities, and the Fund's net asset value and/or yield, will experience greater volatility.  Downgrades in the ratings of Colorado issuers could result in a reduction in the market value of Colorado municipal securities held by the Fund, which could negatively impact the Fund's net asset value, yield and/or distributions paid by the Fund.

The foregoing and other factors may result in losses to the Fund.  More detailed information about the economy of Colorado may be found in the SAI.

Risks Associated with Investments in Kentucky and Other Municipal Obligations (Aquila Churchill Tax-Free Fund of Kentucky only).  The Fund may be affected significantly by adverse economic, political or other events affecting Kentucky and other municipal issuers in which the Fund may invest.

The market for Kentucky coal and losses in mining-related jobs continue to be areas of concern. Coal production, demand, and severance taxes have decreased significantly in recent years, and there have been mine closings.  The dramatic expansion and availability of natural gas, coupled with pending air quality requirements have made numerous power generators re-evaluate whether coal is the most economical fuel supply for the coming years. Power plants are shifting their structure towards more natural gas-generated electricity production. Property taxes are a significant source of revenue for many local governments, and declines in property values may negatively impact these tax revenues. Economic growth in the nation and in Kentucky is anticipated to occur in industries and occupations that require relatively high skills and education, however, Kentucky has a less-educated labor force than the rest of the nation.

Kentucky has significant long-term liabilities.  The Kentucky state budget has been structurally imbalanced for years.  Kentucky has continued to rely on one-time revenue sources to close the funding gaps. The Commonwealth and its various subdivisions may also face financial pressure from costs relating to pensions and other post-employment benefits.  Debt levels are moderately high in relation to the Commonwealth's economic base.  Kentucky's retirement systems are significantly underfunded.  Senate Bill 151, which would have modified the funding structure and benefits under Kentucky Retirement System plans, was recently ruled to be unconstitutional by the Kentucky Supreme Court.  A new plan for pension reform has not yet been agreed.  In addition, Kentucky's credit rating has been downgraded in recent years.  The strength of the Kentucky economy also will be affected by federal fiscal, monetary and trade policies, the strength of the global economy, geopolitical risks, and business and consumer uncertainty related to these issues.

There can be no assurance that Kentucky's fiscal situation will not become more difficult as a result of these issues, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the Commonwealth or its municipalities. The potential deterioration of Kentucky's fiscal situation increases the risk of investing in Kentucky municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Kentucky municipal securities, and the Fund's net asset value and/or yield, will experience greater volatility.  Downgrades in the ratings of Kentucky issuers could result in a reduction in the market value of Kentucky municipal securities held by the Fund, which could negatively impact the Fund's net asset value, yield and/or distributions paid by the Fund.

The foregoing and other factors may result in losses to the Fund.  More detailed information about the economy of Kentucky may be found in the SAI.

Risks Associated with Investments in Rhode Island and Other Municipal Obligations (Aquila Narragansett Tax-Free Income Fund only).  The Fund may be affected significantly by adverse economic, political or other events affecting Rhode Island and other municipal issuers in which the Fund may invest.

Rhode Island continues to face significant budget deficits.  Rhode Island also continues to face problems related to underfunded municipal pension plans and other post-employee benefit liabilities.  Rhode Island's retirement systems are underfunded.

There can be no assurance that Rhode Island's fiscal situation will not become more difficult as a result of these issues, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the State. The potential further deterioration of Rhode Island's fiscal situation increases the risk of investing in Rhode Island municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Rhode Island municipal securities, and the Fund's net asset value and/or yield, will experience greater volatility.  Downgrades in the ratings

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of Rhode Island issuers could result in a reduction in the market value of Rhode Island municipal securities held by the Fund, which could negatively impact the Fund's net asset value, yield and/or the distributions paid by the Fund.

The foregoing and other factors may result in losses to the Fund.  More detailed information about the economy of Rhode Island may be found in the SAI.

Risks Associated with Investments in Utah and Other Municipal Obligations (Aquila Tax-Free Fund For Utah only).  The Fund may be affected significantly by adverse economic, political or other events affecting Utah and other municipal issuers in which the Fund may invest.

Provisions of Utah's Constitution and state statutes that limit the borrowing, taxing and spending authority of Utah's governmental entities may impair the ability of Utah issuers to pay principal and/or interest on their obligations.  Utah's economy is considered to be knowledge-based, entrepreneurial, and information technology-driven and encompasses a variety of industries, including but not limited to, agriculture, construction, energy, minerals, tourism, technology, communications, healthcare, financial services, higher education, defense, transportation and government services, and may be sensitive to economic problems affecting those sectors.

 Utah households pay more in State and local taxes per household than the national average.  The current relatively high level of taxation could adversely affect the ability of Utah issuers to raise taxes substantially or at all.  The strength of the Utah economy also will be affected by federal fiscal, monetary and trade policies, including the tapering of expansionary monetary policy by the Federal Reserve and tax increases, the strength of the global economy, including slow growth in the European Union, and business and consumer uncertainty related to these issues.  Utah and its various subdivisions may also face pressure from costs relating to pension and other post-employment benefits.  Utah's retirement systems are underfunded.

There can be no assurance that Utah's fiscal situation will not become more difficult as a result of these issues, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the State. The potential deterioration of Utah's fiscal situation increases the risk of investing in Utah municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Utah municipal securities, and the Fund's net asset value and/or yield, will experience greater volatility.  Downgrades in the ratings of Utah issuers could result in a reduction in the market value of Utah municipal securities held by the Fund, which could negatively impact the Fund's net asset value, yield and/or the distributions paid by the Fund.

The foregoing and other factors may result in losses to the Fund.  More detailed information about the economy of Utah may be found in the SAI.

Additional Risks Associated with Municipal Obligations (All Funds).  Decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, may adversely affect municipal securities since issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes.  Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of Federal programs providing financial support.  Where municipal securities are issued to finance particular projects, especially those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments.  Adverse financial and economic conditions and developments in those sectors may result in lower revenues to issuers of municipal securities and may also have an adverse effect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult.  Timely, accurate and complete information regarding municipal issuers may not be available.  In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence.  Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities.  The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  There could be legal challenges to the authority of certain entities to issue municipal securities. In recent periods a number of municipal issuers in the U.S. have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Chapter 9 of the U.S. Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts.  The reorganization of a municipality's debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund's investments.

Tax Risk. Each Fund purchases municipal securities the interest on which, in the opinion of bond counsel or other counsel at the time the securities are issued, is exempt from regular Federal income tax and the applicable state's income tax. There is no guarantee that this opinion is correct, and there is no assurance that the IRS or state taxing authorities will agree with bond counsel's opinion. If the IRS or a state taxing authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could

39 / Aquila Municipal Trust

become subject to Federal income tax and/or state income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to fund shareholders could be recharacterized as taxable dividends. Recent legislation has eliminated the tax exemption for certain types of municipal bonds.  Future litigation or legislation or adverse interpretations by regulatory authorities could also adversely affect the tax status of municipal securities held by a Fund.

Unrated Securities Risk (Aquila Tax-Free Fund For Utah only). When the Fund purchases securities that are not rated by any nationally recognized statistical rating organization, the Manager internally assigns ratings to those securities, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. The Manager's rating does not constitute a guarantee of credit quality. In addition, unrated securities may be less liquid than rated securities determined to be of comparable quality.

Liquidity Risk. Liquidity risk is the risk that particular investments, or investments generally, may be are difficult to purchase or sell. Although most of a Fund's investments must be liquid at the time of investment, investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil.  Liquidity and value of investments can deteriorate rapidly.  Markets may be illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities.  As a general matter, dealers recently have been less willing to make markets for fixed income securities.  A lack of liquidity or other adverse credit market conditions may affect the Fund's ability to sell its investments and to purchase suitable investments.  Aquila Tax-Free Fund For Utah may invest a significant portion of its assets in securities issued in private placement transactions.  Certain investments in private placements, which are subject to legal or contractual restrictions on resale and/or may lack a ready market for resale, may be considered illiquid investments.  When a Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss.  A Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.  In addition, when there is illiquidity in the market for certain investments, the Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.  From time to time, Aquila Tax-Free Fund For Utah may hold a significant percentage, or all, of the outstanding private placement bonds issued by certain issuers.  To the extent that a Fund holds a material percentage of the outstanding issue of a bond, this practice may adversely impact the liquidity and market value of that investment.  Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer).  A Fund will not receive its sales proceeds until that time, which may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders). Liquidity risk may be magnified in a rising interest rate environment in which investor redemptions may be higher than normal.

Prepayment or Call Risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if a Fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, a Fund could also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if a Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.

Extension Risk.  When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline even more than they would have declined due to the rise in interest rates alone.  This may cause a Fund's share price to be more volatile.

Portfolio Selection Risk. The value of your investment may decrease if the Manager's judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk. Many factors may influence the price at which a Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from a Fund's valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. Each Fund values investments using fair value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology.  A Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption Risk.  A Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets.  Redemption risk is greater to the extent that a Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.  In addition, redemption risk is heightened during periods of overall market turmoil.  The redemption by one or more large shareholders of their holdings in a Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money.  If one decision maker has control
40 / Aquila Municipal Trust

of Fund shares owned by separate Fund shareholders, including clients or affiliates of the Fund's Manager or, if applicable, Sub-Adviser, redemptions by these shareholders may further increase the Fund's redemption risk.  If a Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Cybersecurity Risk. Cybersecurity failures or breaches by a Fund's Manager, Sub-Adviser, Transfer Agent, Custodian, Distributor and other service providers may disrupt Fund operations, interfere with the Fund's ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future.  A Fund and its shareholders could be negatively impacted as a result.

Non-Diversification Risk.  Each Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act").  Thus, compared with "diversified" funds, each Fund may invest a greater percentage of its assets in obligations of a small number of issuers.  In general, the more a Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects.  Also, the Funds may be more risky than more geographically diverse funds.

Risk of Increase in Expenses. Your actual costs of investing in a Fund may be higher than the expenses shown in "Annual Fund Operating Expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation were to be in place and were to be changed or terminated or if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Cash Management Risk and Defensive Investing Risk.  Money market instruments or short-term debt securities held by a Fund for cash management or defensive investing purposes can fluctuate in value.  Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk.  If a Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash.  In addition, a Fund will not earn income on the cash and the Fund's yield will go down.  If a significant amount of a Fund's assets are used for cash management or defensive investing purposes, it may be more difficult for the Fund to achieve its investment objective.

Please note that there are other factors that could adversely affect your investment and that could prevent a Fund from achieving its investment objective.  More information about risks appears in the SAI.  Before investing, you should carefully consider the risks you will assume.

Portfolio Holdings

A description of the Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the SAI and on each Fund's website.

Fund Management

 How is each Fund managed?

Aquila Investment Management LLC, 120 West 45th Street, Suite 3600, New York, NY  10036, the Manager, is each Fund's investment adviser under an Advisory and Administration Agreement. With respect to each of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah, the Manager supervises continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund and arranging for the purchase and the sale of securities held in the portfolio of the Fund, provides the Fund with local advisory service; and, at the Manager's expense, provides for pricing of the Fund's portfolio. With respect to each Fund, the Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund and providing other administrative services.

The Funds' Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder and sponsor of each fund in the Aquila Group of Funds.  As of June 30, 2019, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund, with aggregate assets of approximately $3.1 billion, of which approximately $2.6 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager.  AMC was founded in 1984 and is owned by Diana P. Herrmann and members of her family.  Ms. Herrmann is Vice Chair, a Trustee and the President of the Trust and Chair and Chief Executive Officer of AMC.

The Funds are not subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), and the Funds' Board of Trustees, Manager, Sub-Adviser and other service providers are not fiduciaries under ERISA.  Nothing in this Prospectus is intended to constitute advice for purposes of ERISA.

Aquila Tax-Free Trust of Arizona

Mr. Anthony Tanner, Mr. James Thompson and Mr. Royden Durham form the Fund's portfolio management team.

Mr. Tanner, based in Phoenix, AZ, is the Fund's lead portfolio manager and has served as a portfolio manager of the Fund since 2018.  He also serves as a member of the portfolio management teams of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah.  Mr. Tanner has over 30 years of experience in the financial services industry.  Prior to joining the Manager in 2018, Mr. Tanner was a Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018, a Senior Client Advisor at BMO Private Bank from 2014 to 2015, and a

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Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

Mr. Thompson has served as a portfolio manager of the Fund since 2017 and has served as a member of the Fund's portfolio management team since 2009.  He also serves as a member of the portfolio management teams of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah.   He has over 30 years of experience in the municipal finance industry. Most recently Mr. Thompson served as underwriter and municipal bond trader for Wells Fargo Brokerage Services.

Mr. Durham has served as a portfolio manager of the Fund since 2017.  He also serves as a member of the portfolio management teams of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah.  Mr. Durham has over forty years of experience in the financial services industry.  He is a graduate of Heidelberg University with a B.A. in Economics and German. Most recently Mr. Durham served in a trust capacity for JP Morgan Chase. Prior to that, he was a portfolio manager for Regions Morgan Keegan Trust and the Louisville Trust Company.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities of the Fund.

The Manager is currently entitled to receive a management fee at the annual rate of 0.50% of the Fund's average annual net assets; provided, however, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40% of the Fund's average annual net assets. During the fiscal year ended March 31, 2019, the Fund accrued management fees to the Manager at the annual rate of 0.40% of its average annual net assets.

A discussion regarding the Trustees' basis for approving the annual renewal of the Advisory and Administration Agreement is available in the semi-annual report to shareholders for the period ended September 30, 2018.

Aquila Tax-Free Fund of Colorado

With respect to Aquila Tax-Free Fund of Colorado, investment advisory duties, including portfolio management, have been delegated to Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management (the "Sub-Adviser"), under a sub-advisory agreement. The Sub-Adviser provides the Fund with local advisory services. Under the Sub-Advisory Agreement, the Sub-Adviser supervises continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the sub-adviser's expense, providing for pricing of the Fund's portfolio.

Davidson Fixed Income Management, Inc. is an independent registered investment adviser that does business in Colorado and Oregon as Kirkpatrick Pettis Capital Management. The Sub-Adviser provides a wide range of fixed-income investment management services for organizations including non-profit entities, higher education institutions, state governments, school districts, and all levels of local government.  The Sub-Adviser and its predecessor companies have served as investment sub-adviser to the Fund and the Predecessor Fund since 1992. The Sub-Adviser has approximately $1.1 billion in assets under management. It has a local office at 1550 Market Street, Denver, Colorado 80202 and is a wholly-owned subsidiary of Davidson Companies, based at 8 Third Street North, Great Falls, Montana.

Mr. Christopher Johns is the Fund's portfolio manager.   Mr. Johns has served as the portfolio manager of the Fund and the Predecessor Fund since the Predecessor Fund's inception in 1987. He has also served as the portfolio manager of Aquila Tax- Free Trust of Oregon since 2011. Mr. Johns is a Senior Vice President of the Sub-Adviser and has been an officer of it and its predecessor companies since 1992. From 1984 through 1992, he was a portfolio manager at the former United Bank of Denver, which acted as investment adviser to the Fund from its inception through 1992. He was formerly a portfolio manager of Toledo Trust Company. He holds the degree of BBA in Finance from the University of Cincinnati.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the Fund.

The Manager is currently entitled to receive a management fee at the annual rate of 0.50% of the Fund's average annual net assets.  During the fiscal year ended March 31, 2019, the Fund accrued management fees to the Manager at the annual rate of 0.50% of its average annual net assets.  The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000.  This contractual undertaking is in effect until September 30, 2020.

The Manager, and not the Fund, pays a portion of the fees it receives from the Fund to the Sub-Adviser as compensation for the Sub-Adviser's services to the Fund.  The Sub-Adviser is entitled to receive a fee at the annual rate of 0.20% of the Fund's average annual net assets.  The Sub-Adviser has contractually undertaken to waive its fees so that sub-advisory fees are equivalent to 0.18 of 1% of net assets of the Fund up to $400,000,000; 0.16 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.14 of 1% of net assets above $1,000,000,000.  This contractual undertaking is in effect until September 30, 2020.  After waivers and/or reimbursements, the Fund paid management fees equal to 0.48% of its average annual net assets during the fiscal year ended March 31, 2019.

A discussion regarding the Trustees' basis for approving the annual renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement is available
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in the semi-annual report to shareholders for the period ended September 30, 2018.

Aquila Churchill Tax-Free Fund of Kentucky

Mr. Royden Durham, Mr. Anthony Tanner and Mr. James Thompson form the Fund's portfolio management team.

Mr. Durham, based in Louisville, KY, is the Fund's lead portfolio manager and has served as a portfolio manager of the Fund and the Predecessor Fund since 2011. He also serves as a member of the portfolio management teams of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah.  Mr. Durham has over forty years of experience in the financial services industry. He is a graduate of Heidelberg University with a B.A. in Economics and German. Most recently Mr. Durham served in a trust capacity for JP Morgan Chase. Prior to that, he was a portfolio manager for Regions Morgan Keegan Trust and the Louisville Trust Company.

Mr. Tanner has served as a portfolio manager of the Fund since 2018.  He is also a member of the portfolio management team of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah.  Mr. Tanner has over 30 years of experience in the financial services industry.  Prior to joining the Manager in 2018, Mr. Tanner was a Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018, a Senior Client Advisor at BMO Private Bank from 2014 to 2015, and a Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

Mr. Thompson has served as a portfolio manager of the Fund since 2017 and has served as a member of the Fund's portfolio management team since 2009.  He is also a member of the portfolio management team of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah.  Mr. Thompson has over 30 years of experience in the municipal finance industry. Most recently Mr. Thompson served as underwriter and municipal bond trader for Wells Fargo Brokerage Services.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities of the Fund.

The Manager is currently entitled to receive a management fee at the annual rate of 0.50% of the Fund's average annual net assets; provided, however, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40% of the Fund's average annual net assets.  During the fiscal year ended March 31, 2019, the Fund accrued management fees to the Manager at the annual rate of 0.40% of its average annual net assets.

A discussion regarding the Trustees' basis for approving the annual renewal of the Advisory and Administration Agreement is available in the semi-annual report to shareholders for the period ended September 30, 2018.

Aquila Narragansett Tax-Free Income Fund

With respect to Aquila Narragansett Tax-Free Income Fund, investment advisory duties, including portfolio management, have been delegated to Citizens Investment Advisors, a department of Citizens Bank, N.A. (the "Sub-Adviser"), One Citizens Plaza, Providence, Rhode Island 02903, under a Sub-Advisory Agreement. The Sub-Adviser provides the Fund with local advisory services.  Under the Sub-Advisory Agreement, the Sub-Adviser supervises continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the Sub-Adviser's expense, providing for pricing of the Fund's portfolio.

Citizens Investment Advisors is a department of Citizens Bank, N.A., a bank subsidiary of Citizens Financial Group, Inc. ("CFG"). CFG is a commercial bank holding company with total assets of $161.3 billion. It is headquartered in Providence, Rhode Island, and, through its subsidiaries, has 1,100 branches and nearly 18,100 employees. It operates its branch network in 11 states and has non-branch retail and commercial offices in select markets nationwide.

Mr. Jeffrey K. Hanna is the portfolio manager of the Fund.  Mr. Hanna, a Senior Vice President of the Sub-Adviser, has served as the portfolio manager or co-portfolio manager of the Fund and the Predecessor Fund since 2005. He was formerly an assistant portfolio manager of the Predecessor Fund and served as such from 2000 to 2005.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the Fund.

The Manager is currently entitled to receive a management fee at the annual rate of 0.50% of the Fund's average annual net assets.  During the fiscal year ended March 31, 2019, the Fund accrued management fees to the Manager at the annual rate of 0.50% of its average annual net assets. Beginning October 1, 2018, the Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2020.

The Manager, and not the Fund, pays a portion of the fees it receives from the Fund to the Sub-Adviser as compensation for the Sub-Adviser's services to the Fund.  The Sub-Adviser is entitled to receive a fee at the annual rate of 0.23% of the Fund's average annual net assets.   After waivers and/or reimbursements, the Fund paid management fees equal to 0.42% of its average annual net assets during the fiscal year ended March 31, 2019.

A discussion regarding the Trustees' basis for approving the annual renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement is available

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in the semi-annual report to shareholders for the period ended September 30, 2018.

Aquila Tax-Free Fund For Utah

Mr. James Thompson, Mr. Royden Durham and Mr. Anthony Tanner form the Fund's portfolio management team.

Mr. Thompson, based in Bountiful, UT, is the Fund's lead portfolio manager and has served as a portfolio manager of the Fund and the Predecessor Fund since 2009. He also serves as a member of the portfolio management teams of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky.  Mr. Thompson has over 30 years of experience in the municipal finance industry. Most recently he served as underwriter and municipal bond trader for Wells Fargo Brokerage Services in Salt Lake City, Utah.

Mr. Durham has served as a portfolio manager of the Fund since 2017.  He also serves as a member of the portfolio management teams of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky.  Mr. Durham has over forty years of experience in the financial services industry.  He is a graduate of Heidelberg University with a B.A. in Economics and German. Most recently, he served in a trust capacity for JP Morgan Chase. Prior to that, he was a portfolio manager for Regions Morgan Keegan Trust and the Louisville Trust Company.

Mr. Tanner has served as a portfolio manager of the Fund since 2018.  He also serves as a member of the portfolio management teams of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky. Mr. Tanner has over 30 years of experience in the financial services industry.  Prior to joining the Manager in 2018, Mr. Tanner was a Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018, a Senior Client Advisor at BMO Private Bank from 2014 to 2015, and a Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities of the Fund.

The Manager is currently entitled to receive a management fee at the annual rate of 0.50% of the Fund's average annual net assets. During the fiscal year ended March 31, 2019, the Fund accrued management fees to the Manager at the annual rate of 0.50% of its average annual net assets.  After waivers and/or reimbursements, the Fund paid management fees to the Manager equal to 0.47% of its average annual net assets during the fiscal year ended March 31, 2019.  Beginning October 1, 2018, the Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2020.

A discussion regarding the Trustees' basis for approving the annual renewal of the Advisory and Administration Agreement is available in the semi-annual report to shareholders for the period ended September 30, 2018.

Net Asset Value per Share

The net asset value of the shares of each Fund's classes of shares is determined on each day that the New York Stock Exchange is open (a "business day"), as of the scheduled close of regular trading (normally 4:00 p.m., New York time), by dividing the value of that Fund's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time.  If the New York Stock Exchange closes at another time, each Fund will calculate its net asset value as of the scheduled closing time. Portfolio securities generally are valued on the basis of market valuations furnished by a pricing service, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies to determine valuation.  Any securities or assets for which pricing services are unable to supply prices, or if the prices supplied are determined to be unreliable are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Trust's Board of Trustees. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the New York Stock Exchange may close on days not included in that announcement.

Purchases

Are there alternative purchase plans?

The Funds provide individuals with alternative ways to purchase shares through different classes of shares. Although the classes of shares of a Fund have different sales charge structures and ongoing expenses, they all represent interests in the same portfolio of investments. An investor should choose the class that best suits the investor's circumstances and needs.

Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado and Aquila Tax-Free Fund For Utah currently offer four classes of shares:  Class A Class C, Class F and Class Y.

Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund currently offer five classes of shares:  Class A, Class C, Class F, Class I and Class Y.

Class A Shares and Class C Shares are available to investors either through a financial intermediary or directly from a Fund.

Class F Shares, Class I Shares and Class Y Shares are available only to investors who are investing through a financial intermediary.  Not all financial intermediaries

44 / Aquila Municipal Trust

make Class F Shares, Class I Shares and Class Y Shares available to their clients.

In which states can I buy shares of a Fund?

Aquila Tax-Free Trust of Arizona

You can purchase shares of Aquila Tax-Free Trust of Arizona if you live in Arizona or in one of the other states listed below.

If you are a resident of a state other than Arizona, dividends from the Fund may be subject to state income taxes in that state. Therefore, you should consult your tax adviser before buying shares of the Fund.

On the date of this Prospectus, Class A Shares and Class C Shares are available in:

Arizona, California, Colorado, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kansas, Kentucky, Michigan, Minnesota, Missouri, Nevada, New Jersey, New York, North Carolina, Ohio, Oregon, Pennsylvania, Rhode Island, Texas, Utah, Virginia and Wyoming.
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In addition, Class A Shares are available in:

Iowa, Massachusetts, Montana, New Mexico, Tennessee, Washington and Wisconsin.

On the date of this Prospectus, Class F Shares are available in:

Arizona, Montana, New Hampshire, Nebraska and Oklahoma.

On the date of this Prospectus, Class Y Shares are available in:

Arizona, California, Colorado, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kansas, Kentucky, Michigan, Minnesota, Missouri, Nevada, New Jersey, New York, North Carolina, Ohio, Oregon, Pennsylvania, Rhode Island, Texas, Utah, Virginia, Washington, West Virginia and Wyoming.

Aquila Tax-Free Fund of Colorado

You can purchase shares of Aquila Tax-Free Fund of Colorado if you live in Colorado or in one of the other states listed below.

If you are a resident of a state other than Colorado, dividends from the Fund may be subject to state income taxes in that state.  Therefore, you should consult your tax adviser before buying shares of the Fund.

On the date of this Prospectus, Class A Shares and Class C Shares are available in:

Colorado, Alaska, Arizona, California, Connecticut, Florida, Georgia, Hawaii, Illinois, Indiana, Kentucky, Minnesota, Missouri, New Jersey, New York, North Carolina, Ohio, Pennsylvania, Rhode Island, Utah, Virginia and Wyoming.

In addition, Class A Shares are available in Idaho, Maryland, Montana, New Mexico, Texas, Washington and Wisconsin.

On the date of this Prospectus, Class F Shares are available in:

Colorado, Alaska, Montana, Nebraska and Oklahoma.

On the date of this Prospectus, Class Y Shares are available in:

Colorado, Alaska, Arizona, California, Connecticut, Florida, Georgia, Hawaii, Illinois, Indiana, Kentucky, Minnesota, Missouri, New Jersey, New York, North Carolina, Ohio, Oklahoma, Pennsylvania, Rhode Island, Texas, Utah, Virginia, Wisconsin and Wyoming.

Aquila Churchill Tax-Free Fund of Kentucky

You can purchase shares of Aquila Churchill Tax-Free Fund of Kentucky if you live in Kentucky or in one of the other states listed below.

If you are a resident of a state other than Kentucky, dividends from the Fund may be subject to state income taxes in that state. Therefore, you should consult your tax adviser before buying shares of the Fund.

On the date of this Prospectus, Class A Shares and Class C Shares are available in:

Kentucky, Alabama, California, Colorado, Florida, Georgia, Hawaii, Illinois, Indiana, Minnesota, Missouri, New Jersey, New York, North Carolina, Ohio, Pennsylvania, Rhode Island, Tennessee, Utah, Virginia and Wyoming.

In addition, Class A Shares are available in Arizona and Texas.

In addition, Class C Shares are available in West Virginia.

On the date of this Prospectus, Class F Shares are available in:

Kentucky, Montana, Nebraska and Oklahoma.

On the date of this Prospectus, Class Y Shares and Class I Shares are available in:

Kentucky, Alabama, California, Colorado, Florida, Georgia, Hawaii, Illinois, Indiana, Minnesota, Missouri, New Jersey, New York, North Carolina, Ohio, Pennsylvania, Rhode Island, Utah, Virginia and Wyoming.

In addition, Class Y Shares are available in Arizona and Tennessee.

Aquila Narragansett Tax-Free Income Fund

You can purchase shares of Aquila Narragansett Tax-Free Income Fund if you live in Rhode Island or in one of the other states listed below.

If you are a resident of a state other than Rhode Island, dividends from the Fund may be subject to state income taxes in that state. Therefore, you should consult your tax adviser before buying shares of the Fund.

On the date of this Prospectus, Class A Shares and Class C Shares are available in:

Rhode Island, California, Colorado, Connecticut, Florida, Georgia, Hawaii, Illinois, Indiana, Kentucky, Massachusetts, Minnesota, Missouri, New Jersey, New York, North Carolina, Ohio, Pennsylvania, Utah, Virginia and Wyoming.

In addition, Class A Shares are available in Arizona, Delaware, Maryland, Michigan and Tennessee.

On the date of this Prospectus, Class F Shares are available in all 50 states.

On the date of this Prospectus, Class Y Shares and Class I Shares are available in:

Rhode Island, California, Colorado, Connecticut, Florida, Georgia, Hawaii, Illinois, Indiana, Kentucky, Minnesota, Missouri, New Jersey, New York, North Carolina, Ohio, Pennsylvania, Utah, Virginia and Wyoming.

In addition, Class Y shares are available in Arizona, Massachusetts, Maryland and Washington.

Aquila Tax-Free Fund For Utah

You can purchase shares of Aquila Tax-Free Fund For Utah if you live in Utah or in one of the other states listed below.

If you are a resident of a state other than Utah, dividends from the Fund may be subject to state income taxes in that state. Therefore, you should consult your tax adviser before buying shares of the Fund.

On the date of this Prospectus, Class A Shares and Class C Shares are available in:

Utah, Alaska, Arizona, Arkansas, California, Colorado, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kentucky, Minnesota, Missouri, Nevada, New Jersey, New York, North Carolina, North Dakota, Ohio, Oregon, Pennsylvania, Rhode Island, Texas, Virginia, Washington and Wyoming.

In addition, Class A Shares are available in Delaware, Massachusetts, Michigan, Montana, New Hampshire, Oklahoma and Wisconsin.

On the date of this Prospectus, Class F Shares are available in all 50 states.

On the date of this Prospectus, Class Y Shares are available in:

Utah, Alaska, Arizona, Arkansas, California, Colorado, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kentucky, Michigan, Minnesota, Missouri, Nevada, New Jersey, New York, North Carolina, North Dakota, Ohio, Oregon, Pennsylvania, Rhode Island, Texas, Virginia, Washington and Wyoming.

A Fund and the Distributor may reject any order for the purchase of shares for any reason.

How much money do I need to invest?

Class A and Class C Shares

Option I

•	Initially, $1,000, except that there is no minimum amount for purchase of shares through certain financial intermediaries as discussed below.

•	Subsequently, any amount (for investments in shares of the same class).

To qualify for purchases of Class A Shares with no minimum, (i) the shares must be purchased on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, and (ii) the financial intermediary must have entered into an agreement with the Distributor authorizing the sale of Fund shares.

Option II

•	$50 or more if an Automatic Investment Program is established.

•	Subsequently, any amount you specify of $50 or more.

•	You are not permitted to maintain both an Automatic Investment Program and an Automatic Withdrawal Plan simultaneously.

Class F, Class I and Class Y Shares

Class F, Class I and Class Y Shares may be purchased only through a financial intermediary. Financial intermediaries can set their own requirements for initial and subsequent investments.

How do I purchase shares?

Class A and Class C Shares

You may purchase Class A and Class C Shares:

•
through an investment broker or dealer, or a bank or other financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors LLC, in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

•	directly through the Distributor, by mailing payment to the Funds' Agent, BNY Mellon Investment Servicing (US) Inc. (the "Agent" or "BNY Mellon").

Class F, Class I and Class Y Shares

Class F, Class I and Class Y Shares may be purchased only through a financial intermediary. Financial intermediaries can set their own requirements for initial and subsequent investments.
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All Share Classes

Except as provided in the SAI, under the caption "Purchase, Redemption and Pricing of Shares," an investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").

The price an investor will pay is based on the net asset value next determined after your purchase order is received in proper form plus a sales charge for Class A Shares and the net asset value next determined after your purchase order is received in proper form for Class C, I, F and Y Shares. (See "What price will I pay for a Fund's shares?") A broker/dealer may charge a service or processing fee in connection with purchases; such a fee will be in addition to the price of the shares.
Opening a Class A or Class C Share Account
* Make out a check for the investment amount payable to the Fund.

* Complete a New Account Application, which is available with the Prospectus or upon request, indicating the features you wish to authorize.

* Send your check and completed New Account Application to your dealer or to the Funds' Agent, BNY Mellon.

Each Fund is available for purchase in the states identified above, and in Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Distributor, the Funds will only accept accounts from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number.

Adding to a Class A or Class C Share Account
By Wire	By Check
* Telephone the Agent (toll-free) at 800-437-1000 (individual shareholders) or 877-953-6932 (broker/dealers) to advise us that you would like to purchase shares of a Fund by wire transfer.
We will provide appropriate instructions at that time.

* Make out a check for the investment amount payable to the appropriate Fund.

* Fill out the pre-printed stub attached to each Fund's confirmations or supply the name(s) of account owner(s), the account number, and the name of the Fund.

* Send your check and account information to your dealer or to the Funds' Agent, BNY Mellon.

Unless you indicate otherwise, your investment will be made in Class A Shares.

Neither initial nor subsequent investments should be made by third party check, travelers check, starter checks (bank check stock with no account holder information identified) or credit card check.

Opening or Adding to a Class F, Class I or Class Y Share Account

An investor may open a Class F, Class I or Class Y Share account or make additional investments in Class F, Class I or Class Y Shares only through a financial intermediary.

Can I transfer funds electronically?

Once your account has been opened and funded, you can have funds transferred electronically into a Class A or Class C Share account, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House ("ACH").  You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

* Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

* Telephone Investment: You can make single investments of up to $200,000 by telephone instructions to the Agent.

Before you can transfer funds electronically, the Funds' Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, ask your broker or dealer to make them.

Systematic Payroll Investments

You can make systematic investments in either Class A Shares or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with a Fund. To participate in the payroll plan, you must make your own arrangements with your employer's payroll department, which may include completing special forms. Additionally, each Fund requires that you complete the New Account Application. Once your New Account Application is received by the Fund and a New Account is opened, under the payroll plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to

47 / Aquila Municipal Trust

the Fund for purchase of shares at the then current offering price, which includes any applicable sales charge. You will receive a confirmation from the Fund for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.

Automatic investment, telephone investment and systematic payroll investments are not available for Class F Shares, Class I Shares and Class Y Shares.

Redeeming an Investment

Redeeming Class A and Class C Shares

You may redeem some or all of your Class A or Class C Shares by a request to the Agent or your financial intermediary, that has a sales agreement with the Distributor, in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:

• Class C Shares held for less than 12 months (from the date of purchase); and

• CDSC Class A Shares (as described below).

Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.

A redemption may result in a tax liability for you.

How can I redeem my investment in Class A or Class C Shares?

By mail, send instructions to:	By telephone, call:	By FAX:
BNY Mellon Attn: Aquila Group of Funds 4400 Computer Drive Westborough, MA 01581	800-437-1000 toll-free	Please call 800-437-1000 toll-free for FAX instructions

For liquidity and convenience, the Funds offer expedited redemption.

Expedited Redemption Methods for Class A or Class C Shares

You may request expedited redemption in two ways:

1.  By Telephone. The Agent will take instructions from the shareholder of record by telephone to redeem shares and make payments:

a) to a Financial Institution account you have previously specified; or

b) by check in the amount of $50,000 or less, mailed to the name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days.  You may only redeem by check via telephone request once in any seven-day period.

Telephoning the Agent

Whenever you telephone the Agent, please be prepared to supply account information and personal identification.

Note: Check the accuracy of your confirmation statements immediately upon receipt. The Fund, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.

2.  By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent, BNY Mellon, 4400 Computer Drive, Westborough, MA 01581 or by FAX (please call 800-437-1000 toll-free for FAX instructions). The letter, signed by the registered shareholder(s), must indicate:

•	account name(s)

•	account number

•	amount to be redeemed

•	any payment directions.

To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) Medallion signature guarantees and (3) possible additional documentation.

You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method for Class A or Class C Shares

You must use the Regular Redemption Method if you have not chosen Expedited Redemption. To redeem by this method, send a letter of instruction to the Funds' Agent, which includes:

•	account name(s);

•	account number;

•	dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed;

•	payment instructions (we normally mail redemption proceeds to your address as registered with the Fund); and

•	signature(s) of the registered shareholder(s).
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We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.

Medallion Signature Guarantees.  If sufficient documentation is on file, we do not require a Medallion signature guarantee for redemptions of shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed.  Acceptable Medallion signature guarantees may be obtained from banks or brokerage firms that are members of either the Securities Transfer Association Medallion Signature Program ("STAMP"), the New York Stock Exchange Medallion Signature Program ("MSP"), or the Stock Exchange Medallion Program ("SEMP").

Certificate Shares

The Funds no longer issue share certificates. If you hold share certificates issued previously and wish to redeem those shares you should:

Mail to the Funds' Agent: (1) blank (unsigned) certificates for the shares to be redeemed, (2) redemption instructions as described above under "Regular Redemption Method" and (3) a stock assignment form.

To be in "proper form," items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.

If sufficient documentation is on file, we do not require a Medallion signature guarantee for redemptions of certificate shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed. If a Medallion signature guarantee is required, you must follow the procedures described above under "Regular Redemption Method."

What are the methods of payment of redemption proceeds for Class A and Class C Shares?

Redemption proceeds may be sent by check, wire or transferred through ACH, as follows:

Redemption	Method of Payment	Charges
Under $1,000.	Check or ACH.	None.
$1,000 or more.	Check, ACH or wire to your Financial Institution account, if you so requested on your New Account Application or Ready Access Features Form.	None.
Through a broker/dealer.	Check or wire, to your broker/dealer.	None. However, your broker/dealer may charge a fee.

49 / Aquila Municipal Trust

Although the Funds do not currently intend to, each Fund can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Funds may modify or terminate the use of ACH to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

The Funds can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

Are there any reinvestment privileges for Class A and Class C Shares?

If you own Class A or Class C Shares, you may reinvest proceeds of redemption within 120 days of the redemption, you will not have to pay any additional sales charge on the reinvestment and the Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment.  You must reinvest in the same fund and class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

Is there an Automatic Withdrawal Plan?

You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares of the Fund having a net asset value of at least $5,000.  The Automatic Withdrawal Plan allows you to receive a monthly or quarterly check in a stated amount, not less than $50.  The Automatic Withdrawal Plan is not available for Class C, I, F or Y Shares.

Redeeming Class F, Class I and Class Y Shares
You may redeem all or any part of your Class F, Class I or Class Y Shares at the net asset value next determined after receipt in proper form of your redemption request by your financial intermediary. Redemption requests for Class F, Class I and Class Y Shares must be made through a financial intermediary and cannot be made directly through the Funds' Agent.  Financial intermediaries may charge a fee for effecting redemptions.  A redemption may result in a taxable transaction to the redeeming investor.
General

Redemption proceeds are normally sent to your address of record on the next business day following receipt of your redemption request in proper form, but in any event within seven days, regardless of the method used to make such payment (e.g., check, wire or electronic transfer (ACH)).

The Funds may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check), Automatic Investment or Telephone Investment for up to 10 business days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that the check or transfer of funds will be honored. Possible delays can be eliminated by paying for purchased shares with wired funds or Federal Reserve drafts.

The Funds have the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the SEC restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling assets to generate cash. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of a Fund's investments, the Fund may be more likely to be forced to sell portfolio assets to meet redemptions than under normal market circumstances.  Under such circumstances, a Fund could be forced to liquidate assets at inopportune times or at a loss or depressed value.  Each Fund also may pay redemption proceeds using cash obtained through a committed, unsecured revolving credit facility, or an interfund lending facility, if available, and other borrowing arrangements that may be available from time to time.

Redemption proceeds may be paid in whole or in part "in kind,"  that is by distribution of a Fund's portfolio securities. The Trust may redeem in kind if, for example, the Fund reasonably believes that a cash redemption may have a substantial impact on the Fund and its remaining shareholders.  Securities you receive this way may increase or decrease in value while you hold them and you may incur transaction costs and tax liability when you convert the securities to cash.

During periods of deteriorating or stressed market conditions, when an increased portion of a Fund's portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

Identity verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the Funds to identify you.  The Funds may close your account if we cannot adequately verify your identity.
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Investing through financial intermediaries

If you invest in a Fund through your financial intermediary, the options and services available to you may be different from those discussed in this Prospectus. Shareholders investing through financial intermediaries may only purchase funds and classes of shares that are available. When you invest through an account that is not in your name, you generally may buy and sell shares and complete other transactions only through the account. Ask your investment professional or financial intermediary for more information.

Additional conditions may apply to your investment in a Fund, and your financial intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by the Funds. You should ask your financial intermediary about its services and any applicable fees.

Responsibility for Fraud

The Funds will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact the Funds immediately about any transactions or changes to your account that you believe to be unauthorized.

Alternative Purchase Plans

How do the different arrangements for the Funds' share classes affect the cost of buying, holding and redeeming shares, and what else should I know about the Funds' share classes?
Each Fund offers several classes of shares. All classes represent interests in the same portfolio of investments. The classes of shares differ in their sales charge structures and ongoing expenses, as described below. An investor should choose the class that best suits the investor's circumstances and needs.
The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load ("CDSC") waivers, which are discussed below. In all instances, it is the purchaser's responsibility to notify the Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts. Please see the section "Broker-Defined Sales Charge Waiver Policies" immediately before the back cover of this Prospectus to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.
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	Class A Shares "Front-Payment Class"	Class C Shares "Level-Payment Class"
Initial Sales Charge	Class A Shares are offered at net asset value plus a maximum sales charge of 4%, paid at the time of purchase. Thus, your investment is reduced by the applicable sales charge.	None. Class C Shares are offered at net asset value with no sales charge payable at the time of purchase.
Contingent Deferred Sales Charge ("CDSC")	None (except for certain purchases of $250,000 or more).	A CDSC of 1% is imposed upon the redemption of Class C Shares held for less than 12 months. No CDSC applies to Class C Shares acquired through the reinvestment of dividends or distributions.
Distribution and/or Service Fees
A distribution fee of 0.05 of 1% (for Aquila Tax-Free Fund of Colorado), 0.15 of 1% (for Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund), or 0.20 of 1% (for Aquila Tax-Free Fund For Utah) is imposed on the average annual net assets represented by the applicable Class A Shares.

Distribution and service fees of 1% are imposed on the average net assets represented by the Class C Shares for six years prior to conversion to Class A Shares (see Other Information).  A distribution fee of 0.75 of 1% may be paid to certain broker/dealers and other qualified recipients.  A service fee of 0.25 of 1% will be paid to the Distributor.

Other Information
The initial sales charge is waived or reduced in some cases.  Larger purchases qualify for lower sales charges.  Financial intermediaries may offer their own (i.e., a financial intermediary-specific) sales charge waiver(s).

Class C Shares, together with a pro-rata portion of all Class C Shares acquired through reinvestment of dividends and other distributions paid in additional Class C Shares, automatically convert to Class A Shares after six years.

	Class F Shares "Fiduciary Class"	Class I Shares "Financial Intermediary Class" (Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund only)	Class Y Shares "Institutional Class"
Initial Sales Charge	None. Financial intermediaries may charge a fee for purchase of shares.	None. Financial intermediaries may charge a fee for purchase of shares.	None. Financial intermediaries may charge a fee for purchase of shares.
Contingent Deferred Sales Charge	None.	None.	None.
Distribution and/or Service Fees	None.
A distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares is permitted under the Distribution Plan.  A distribution fee of up to 0.15 of 1% of such net assets is currently authorized by the Board of Trustees of the Funds.  In addition, a service fee of up to 0.25 of 1% of such assets is imposed on the average annual net assets allocable to Class I Shares.

None.
Other Information	N/A	N/A	N/A

52 / Aquila Municipal Trust

What price will I pay for a Fund's shares?

Class A Shares Offering Price	Class C, I, F and Y Shares Offering Price
Net asset value per share plus the applicable sales charge.	Net asset value per share.

An investor will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) by the Agent or by an authorized financial intermediary. Otherwise, orders will be filled at the next determined offering price. Financial intermediaries are required to submit orders promptly.  Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in a Fund's best interest to do so.

Class F Shares and Class Y Shares may be available on certain brokerage platforms.  An investor transacting in Class F Shares or Class Y Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.  As noted above, shares of each Fund are available in other share classes that have different fees and expenses.

Sales Charges – Class A Shares

What are the sales charges for purchases of Class A Shares?

The following table shows the amount of sales charge incurred for each new purchase by a "single purchaser" of Class A Shares. A "single purchaser" is:

• an individual;

• an individual, together with his or her spouse, and/or any children under 21 years of age purchasing shares for their accounts;

• a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or

• a government, municipality or tax-exempt entity that meets the requirements for qualification under Section 501 of the Internal Revenue Code of 1986, as amended.

You are entitled to substantial reductions in sales charges based on aggregate holdings of all shares of any class of any of the funds in the Aquila Group of Funds that you or other members of your immediate family already own at the time of your purchase. Be sure you tell your broker or dealer about all of those holdings so that any applicable reduction in sales charges on your purchase can be correctly computed. You will need to produce proof of such ownership in the form of account statements relating to any account at any financial intermediary that you or any member of your immediate family own that holds any such shares.

A "single purchaser" will pay a sales charge based on the value at the time of purchase of his or her aggregate holdings of shares of any class of any of the funds in the Aquila Group of Funds in accordance with the following table:

I Amount of Purchase Plus Value of All Other Shares Held By a Single Purchaser	II Sales Charge as Percentage of Public Offering Price	III Sales Charge as Approximate Percentage of Net Amount Invested

Less than $25,000	4.00%	4.17%
$25,000 but less than $50,000	3.75%	3.90%
$50,000 but less than $100,000	3.50%	3.63%
$100,000 but less than $250,000	3.25%	3.36%

For purchases of $250,000 or more see "Sales Charges for Purchases of $250,000 or More."

For example:

If your purchase amount is $10,000 (Column I), your sales charge would be 4.00% or $400 (Column II).	($10,000 x 0.04 = $400)
The value of your account would be equivalent to the amount of your purchase less the sales charge. (The net amount invested in your account would be $10,000 - $400 = $9,600.)	($10,000 - $400 = $9,600)
The sales charge as a percentage of the net amount invested in your account would be 4.17% (Column III).	($400 / $9,600 = 0.0416666 or 4.17%)

Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and the net amount invested (the amount of your investment less the sales charge) for any particular purchase of Trust shares may be higher or lower due to rounding.
53 / Aquila Municipal Trust

Sales Charges for Purchases of $250,000 or More

You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares are:

(i)  Class A Shares issued in a single purchase of $250,000 or more by a single purchaser; and

(ii) Class A Shares issued when the value of the purchase, together with the value of shares of the Fund or any other fund in the Aquila Group of Funds that are owned by the purchaser, is $250,000 or more.

Redemption of CDSC Class A Shares

Aquila Tax-Free Fund of Colorado and Aquila Narragansett Tax-Free Income Fund:

If you redeem all or part of your CDSC Class A Shares during the two years after you purchase them, you may have to pay a special CDSC upon redemption of those shares. CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC.  The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds ("Aquila Fund Shares") that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased.  The CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased on or after July 25, 2019 is set forth in the following table:

Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed During First Two Years After Purchase
$250,000 and up to $2.5 million	0.50 of 1% on shares redeemed in year 1 0.25 of 1% on shares redeemed in year 2
Over $2.5 million	0.25 of 1% on shares redeemed in year 1 No CDSC on shares redeemed in year 2

The CDSC will not apply to CDSC Class A Shares held for longer than two years.

Please see the SAI for information regarding the CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased prior to July 25, 2019.

Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah:

If you redeem all or part of your CDSC Class A Shares during the first year after you purchase them, you may have to pay a special CDSC upon redemption of those shares. CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC.  The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds ("Aquila Fund Shares") that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased.  The CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased on or after July 25, 2019 is set forth in the following table:

Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed During First Year After Purchase
$250,000 and up to $2.5 million	0.50 of 1%
Over $2.5 million	0.25 of 1%
The CDSC will not apply to CDSC Class A Shares held for longer than one year.
Please see the SAI for information regarding the CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased prior to July 25, 2019.
54 / Aquila Municipal Trust

For All Funds:

Each time you place a request to redeem shares, a Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed.  A series of investments may increase the total value of Aquila Fund Shares you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila Fund Shares you owned was lower.

The CDSC will be waived for:

•	Redemption following the death of the shareholder or beneficial owner.

•	Redemption by a Fund when an account falls below the minimum required account size.

•
Redemption by an investor who purchased $250,000 or more without an initial sales charge if the securities dealer of record waived or deferred its commission in connection with the purchase, with notice to the investor and the Fund at the time of purchase.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see "Broker-Defined Sales Charge Waiver Policies" below for more information.

Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

"Single purchasers" may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.

Letters of Intent

A "single purchaser" may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor.

Other

Class A Shares may be purchased without a sales charge by current and former Trustees and officers of any funds in the Aquila Group of Funds, the directors, officers and certain employees, former employees and representatives of the Manager, the Distributor, the adviser or sub-adviser of any fund in the Aquila Group of Funds and the parents and/or affiliates of such companies, broker dealers, their officers and employees and other investment professionals, certain persons connected with firms providing legal, advertising or public relations assistance to the Funds, certain family members of, and plans for the benefit of, the foregoing and plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority.  Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which a Fund is a party.

Each Fund also permits the sale of its Class A Shares at prices that reflect the elimination of the sales charge to investors who are members of certain qualified groups.  A qualified group is a group or association that: (i) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares; (ii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and (iii) complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer.  At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.  Examples of a qualified group include, but are not limited to: certain wrap accounts, asset allocation programs or other fee-based arrangements for the benefit of clients of investment professionals or other financial intermediaries; and certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.

Class A Shares may be purchased without a sales charge by investors who purchase shares through a self-directed brokerage account program offered by a financial intermediary that has entered into an agreement with the Fund's Distributor. Financial intermediaries offering such programs may or may not charge transaction fees.

Class A purchases at net asset value may be available to group employer-sponsored retirement plans (e.g., employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). Waivers for group employer-sponsored retirement plans do not apply to traditional IRAs, Roth IRAs, SEP IRAs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans, or to shares held in commission-based broker-dealer accounts. In addition, acquisitions of shares by reinvestment of dividends or in exchanges (with certain exceptions) do not incur a sales charge.  The foregoing sales charge waivers are generally available for qualified purchases through all financial intermediaries that offer Class A Shares of the Funds, except as set forth under "Broker-Defined Sales Charge Waiver Policies" below.  Please see the SAI for additional information about sales charge waivers and reductions.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see "Broker-Defined Sales Charge Waiver Policies" below for more information.

The foregoing information about breakpoints in, or elimination of, sales charges is also available free of charge on our website at www.aquilafunds.com. Hyperlinks at our website will facilitate your access to the information.
55 / Aquila Municipal Trust

Large Purchase Orders for Class C Shares

The Funds will not accept purchase orders for Class C Shares on behalf of an individual investor (not including dealer "street name" or omnibus accounts) in an amount of $500,000 or more or if the purchase order would bring the value of the account over $500,000. This is because it will generally be more advantageous for such a purchase by an individual to be invested in Class A Shares instead.

Redemption of Class C Shares

The CDSC will be waived for redemption following the death of the shareholder or beneficial owner and for redemption by a Fund when an account falls below the minimum required size.

The availability of certain CDSC waivers may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see "Broker-Defined Sales Charge Waiver Policies" below for more information.

Broker/Dealer Compensation - Class C Shares

The Distributor may pay 1% of the sale price to any broker/dealer executing a Class C Share purchase.

Purchase and Redemption of Class F Shares and Class Y Shares

Class F Shares and Class Y Shares may be available on certain brokerage platforms.  An investor transacting in Class F Shares or Class Y Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.  Shares of each Fund are available in other share classes that have different fees and expenses.

General

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Manager or the Distributor may make payments or provide non-cash compensation out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.  The compensation is discretionary and may be available only to selected selling and servicing agents.  See "Additional Information" below and in the SAI for discussions of marketing support payments.

Exchange Privilege – Class A, C, F, I and Y Shares
Generally, you can exchange shares of any class of a Fund into shares of the same class of other funds in the Aquila Group of Funds without the payment of a sales charge or any other fee.
The exchange privilege is available to Class F, Class I or Class Y Shares to the extent that other Funds in the Aquila Group of Funds are made available to its customers by an investor's financial intermediary. All exchanges of Class F, Class I and Class Y Shares must be made through the investor's financial intermediary.  Call 800-437-1000 for more information on the exchange privilege.
Because excessive trading in Fund shares can be harmful to a Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) a Fund or any of the other Funds in the Aquila Group of Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect a Fund or any other Funds in the Aquila Group of Funds.
Before you request an exchange, consider the investment objectives and policies of the fund for which you are exchanging shares, as described in that fund's prospectus.  You generally will have to pay income taxes on an exchange.
Same Fund Exchange Privilege

Certain shareholders may be eligible to exchange their shares for shares of another class. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.

Frequent Trading

As stated above, the Funds and the Distributor may reject any order for the purchase of shares. For example, because frequent movement of assets into and out of a Fund by market timers or other investors may disrupt the management of the Fund and increase its expenses, the Boards of Trustees of the Funds have determined that each Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Fund is able to determine are exhibiting a pattern of frequent or short-term trading in Fund shares. The Funds may not be able to detect frequent trading by the underlying owners of shares held in omnibus accounts and therefore may not be able effectively to prevent frequent trading in those accounts. Accordingly, there is no guarantee that the Funds will be successful in identifying all investors who engage in excessive trading activity or in curtailing that activity. The Funds' policy on frequent trading extends to purchases through exchanges. (See "Exchange Privilege" above.)

What about confirmations?

A statement will be mailed to you confirming each purchase or redemption of Class A or Class C Shares of a Fund placed directly with the Agent.  Your account at the Agent will be credited or debited in full and fractional shares (rounded to the nearest 1/1000th of a share).  Purchases or redemptions placed through financial intermediaries will be confirmed by either the Agent or the financial intermediary depending upon the financial intermediary's arrangement with the Funds and the Distributor.

Is there a Distribution Plan?

Each Fund has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 (the "Rule") in order to:
56 / Aquila Municipal Trust

(i) permit the Fund to finance activities primarily intended to result in the sale of its shares;

(ii) permit the Manager to make payment for distribution expenses out of its own funds; and

(iii) protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

Pursuant to the Plan, each Fund makes payments with respect to Class A, Class C and (if applicable) Class I Shares under agreements to certain broker/dealers and other qualified recipients.

For any fiscal year, these payments may not exceed:

* 0.15 of 1% of the average annual net assets represented by Class A Shares of Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund (a distribution fee of up to 0.05 of 1% of the average annual net assets represented by Class A Shares of Aquila Tax-Free Fund of Colorado is currently authorized by the Trustees of such Fund);

* 0.20 of 1% of the average annual net assets represented by Class A shares of Aquila Tax-Free Fund For Utah;

* 0.75 of 1% of the average annual net assets represented by Class C Shares of each Fund; and

* 0.25 of 1% of the average annual net assets represented by Class I Shares of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund  (a distribution fee of up to 0.15 of 1% of the average annual net assets represented by Class I Shares of each such Fund is currently authorized by the Trustees of such Funds).
Payments with respect to each class are made only out of the Fund's assets allocable to that class. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment, and they may cost you more than paying other types of sales charges.  These distribution fees are in addition to any other sales charges you may pay.

Whenever Aquila Tax-Free Trust of Arizona or Aquila Churchill Tax-Free Fund of Kentucky makes Class A payments, the aggregate annual rate of the management fee otherwise payable by the Fund is reduced from 0.50 of 1% to 0.40 of 1% of that Fund's average annual net assets.

Shareholder Services Plan for Class C Shares and Class I Shares

Each Fund's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their accounts. For Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund, the Plan also authorizes an identical arrangement with respect to Class I Shares. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by the applicable class of shares. Payment is made only out of the Fund's assets represented by the shares of the applicable class.

Service fees with respect to Class C Shares will be paid to the Distributor.

Other Payments by the Funds

In addition to, rather than in lieu of, fees paid by a Fund under the Fund's Distribution Plan or Shareholder Services Plan, each Fund may pay fees for certain administrative, networking, recordkeeping, sub-transfer agency or other services provided by certain broker/dealers and other financial intermediaries ("financial advisors").

Additional Payments

The Distributor and/or its related companies may pay compensation (out of their own assets and not as an additional charge to a Fund, although such assets may include profits derived from services provided to the Fund to financial advisors in connection with the sale or retention of Fund shares or certain shareholder servicing and/or certain administrative, networking, recordkeeping, sub-transfer agency or other services.  This additional compensation is sometimes referred to as "revenue sharing."  For example, the Distributor and/or its related companies may pay compensation to financial advisors for administrative, sub-accounting or shareholder transaction processing services above and beyond such costs which would normally be paid by a Fund, assistance in training and education and/or other forms of marketing support, including costs related to providing a Fund with "shelf space."  Payments made to financial advisors may be based on a fixed dollar amount and/or one or more of the following factors:  gross sales, current assets, number of accounts attributable to or maintained by the financial advisor and/or reimbursement for marketing expenses of the financial advisor.  Some of these amounts may be significant to the Distributor and/or its related companies.  Nonetheless, the prospect of receiving additional compensation may provide financial advisors with an incentive to favor sales of shares of a Fund over other investment options.  To obtain more information on how additional compensation may have influenced your financial advisor's recommendation of a Fund ask your financial advisor.  For more information, please see the SAI.

To the extent financial advisors sell more shares of a Fund or retain shares of a Fund in their clients' accounts, the Distributor and/or its related companies, including the Manager, receives greater fees due to the increase in Fund assets.  The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary's costs.
57 / Aquila Municipal Trust

Class F Shares are only available in cases where the intermediary will not receive additional compensation with respect to Class F Shares.

"Transfer on Death" Registration

If you own Class A or Class C Shares, the Funds generally permit "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker/dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquila Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules.  An investor in Class F, Class I or Class Y should discuss the availability of TOD registration with the investor's financial intermediary (broker/dealer, etc.).

Dividends and Distributions

How are dividends and distributions determined?

Each Fund pays dividends and other distributions with respect to each class of shares. Each Fund calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by a Fund since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if a Fund purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because each Fund's income varies, so will a Fund's dividends. There is no fixed dividend rate. It is expected that most of each Fund's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. Each Fund will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

Redeemed shares continue to earn dividends through and including the earlier of:

1.	the day prior to the day when redemption proceeds are mailed, wired or transferred by ACH or the Agent or paid by the Agent to a financial intermediary; or

2.	the third business day after the day the net asset value of the redeemed shares was determined.

The Funds' present policy is to generally pay dividends so they will be received or credited by approximately the first day of each month.

How are dividends and distributions paid?

Class A and Class C Shares

Dividends and distributions, if any, on Class A or Class C Shares will automatically be reinvested in full and fractional shares of the Fund of the same class at net asset value as of the payment date for the dividend or distribution unless you elect otherwise.

You may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic fund transfers into your account at a financial institution, if it is a member of ACH.

You may also choose to direct your dividends to be invested in other funds in the Aquila Group of Funds in which you may have an account.

You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

Whether your dividends and distributions are received in cash or reinvested, you will receive a monthly statement indicating the current status of your investment account with the Funds.

Each Fund reserves the right to change the dividend and distribution payment option on your account to "reinvest" if mail sent to the address on your account is returned by the post office as "undeliverable" and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Fund would then purchase additional shares of the Fund with any dividend or distribution payments that are "undeliverable." In order to change the option back to "cash," you would need to send the Agent written instructions as described above.

Class F, Class I and Class Y Shares

All arrangements for the payment of dividends and distributions, if any, with respect to Class F, Class I and Class Y Shares, including reinvestment of dividends, must be made through financial intermediaries.

Tax Information

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder's circumstances are different and special tax rules may apply, you should consult with your tax adviser about your investment in a Fund.

You may receive three different types of distributions from a Fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Any taxable distributions are taxed in the same manner whether paid in cash or reinvested in additional shares.
58 / Aquila Municipal Trust

Aquila Tax-Free Trust of Arizona

Most distributions from the Fund will be dividends of interest income that are exempt from regular Federal income tax ("exempt-interest dividends"), but may be subject to state or local income taxes. As further described below, exempt-interest dividends derived from Arizona Obligations will also generally be exempt from Arizona state income tax, subject to the discussion under the heading "Tax Risk."  Some exempt-interest dividends may be subject to the Federal alternative minimum tax. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

For other distributions, you will generally have to pay Federal income tax, as well as any applicable state and local taxes. Distributions of net capital gain (the excess of the Fund's net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to "qualified dividend income" or to qualify for the dividends received deduction for corporate shareholders.

During the last calendar year, the Fund's distributions consisted of the following:

Calendar Year 12/31/18

	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends

Class A Shares	91.58%	7.82%	0.60%
Class C Shares	89.07%	10.21%	0.72%
Class Y Shares	92.30%	7.06%	0.64%

Aquila Tax-Free Fund of Colorado

Most distributions from the Fund will be dividends of interest income that are exempt from regular Federal income tax ("exempt-interest dividends"), but may be subject to state or local income taxes. As further described below, exempt-interest dividends derived from Colorado Obligations should also generally be exempt from Colorado state income tax, subject to the discussion under the heading "Tax Risk."  Some exempt-interest dividends may be subject to the Federal alternative minimum tax. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

For other distributions, you will generally have to pay Federal income tax, as well as any applicable state and local taxes. Distributions of net capital gain (the excess of the Fund's net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to "qualified dividend income" or to qualify for the dividends received deduction for corporate shareholders.

During the last calendar year, the Fund's distributions consisted of the following:

Calendar Year 12/31/18

	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	99.86%	0.00%	0.14%
Class C Shares	99.82%	0.00%	0.18%
Class Y Shares	99.84%	0.00%	0.16%

Aquila Churchill Tax-Free Fund of Kentucky

Most distributions from the Fund will be dividends of interest income that are exempt from regular Federal income tax ("exempt-interest dividends"), but may be subject to state or local income taxes. As further described below, exempt-interest dividends derived from Kentucky Obligations will also generally be exempt from Kentucky income tax, subject to the discussion under the heading "Tax Risk." Some exempt-interest dividends may be subject to the Federal alternative minimum tax, and exempt-interest dividends may be subject to Kentucky franchise or other taxes imposed on certain corporations. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

For other distributions, you will generally have to pay Federal income tax, as well as any applicable state and local taxes. Distributions of net capital gain (the excess of the Fund's net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to "qualified dividend income" or to qualify for the dividends received deduction for corporate shareholders.

During the last calendar year, the Fund's distributions consisted of the following:

Calendar Year 12/31/18

	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	93.49%	5.68%	0.83%
Class C Shares	91.18%	8.02%	0.80%
Class I Shares	93.11%	6.06%	0.83%
Class Y Shares	94.25%	4.84%	0.91%

Aquila Narragansett Tax-Free Income Fund

Most distributions from the Fund will be dividends of interest income that are exempt from regular Federal income tax ("exempt-interest dividends"), but may be subject to state or local income taxes.  As further described below, exempt-interest dividends derived from Rhode Island Obligations will also generally be exempt from Rhode Island state income tax, subject to the discussion under the heading "Tax Risk." Some exempt-interest dividends may be subject to the Federal alternative minimum tax. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.
59 / Aquila Municipal Trust

For other distributions, you will generally have to pay Federal income tax, as well as any applicable state and local taxes. Distributions of net capital gain (the excess of the Fund's net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to "qualified dividend income" or to qualify for the dividends received deduction for corporate shareholders.

During the last calendar year, the Fund's distributions consisted of the following:

Calendar Year 12/31/18

	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	99.28%	0.00%	0.72%
Class C Shares	99.15%	0.00%	0.85%
Class F Shares	100.00%	0.00%	0.00%
Class I Shares	99.54%	0.00%	0.46%
Class Y Shares	99.32%	0.00%	0.68%

Aquila Tax-Free Fund For Utah

Most distributions from the Fund will be dividends of interest income that are exempt from regular Federal income tax ("exempt-interest dividends"), but may be subject to state or local income taxes.  As further described below, exempt-interest dividends derived from Utah Double-Exempt Obligations will also generally be exempt from Utah state individual income tax subject to the discussion under the heading "Tax Risk." Some exempt-interest dividends may be subject to the Federal alternative minimum tax. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

For other distributions, you will generally have to pay Federal income tax, as well as any applicable state and local taxes. Distributions of net capital gain (the excess of the Fund's net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to "qualified dividend income" or to qualify for the dividends received deduction for corporate shareholders.

During the last calendar year, the Fund's distributions consisted of the following:

Calendar Year 12/31/18

	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	99.51%	0.00%	0.49%
Class C Shares	99.37%	0.00%	0.63%
Class F Shares	100.00%	0.00%	0.00%
Class Y Shares	99.53%	0.00%	0.47%

All Funds

Net capital gains of a Fund, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. Each Fund may also pay supplemental distributions after the end of its fiscal year. You may want to avoid buying shares of a Fund when the Fund is about to declare a capital gain distribution, because it will be taxable to you even though it may represent a return of a portion of your investment.

Dividends declared in, and payable to shareholders of record in, October, November or December and paid to you in January are treated for Federal income tax purposes as if received in December. You will receive information on the tax status of Fund dividends and distributions annually.

If you sell shares of a Fund or exchange them for shares of another fund, it is generally considered a taxable event, and will give rise to a capital gain or loss if you hold the Fund shares as a capital asset. A capital gain or loss will be long-term if you have held your shares for more than one year and otherwise will be short-term.

Dividends and distributions from a Fund (other than exempt-interest dividends) and net gain from redemptions of Fund shares will generally be taken into account in determining your "net investment income" for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you are neither a citizen nor a resident of the United States, certain dividends that you receive from a Fund may be subject to Federal withholding tax. Most distributions are expected to be exempt-interest dividends, which are not subject to such withholding. To the extent that distributions consist of ordinary dividends (other than certain dividends reported by a Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund's "qualified net interest income," or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund's "qualified short-term gain") or other payments that are subject to withholding, the applicable Fund will withhold Federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with an applicable tax treaty).  "Qualified net interest income" is the Fund's net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. Distributions of net capital gain are generally exempt from such withholding.

If you do not provide a Fund with your correct taxpayer identification number and required certifications, you will be subject to backup withholding on distributions, dividends (including exempt-interest dividends) and redemption proceeds payable to you by the Fund. The backup withholding rate is currently 24%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable
60 / Aquila Municipal Trust

to shareholders who are neither citizens nor residents of the United States.

Arizona Taxes - Aquila Tax-Free Trust of Arizona

Shareholders of the Fund will not be subject to Arizona personal income tax or Arizona corporate income tax on exempt-interest dividends received from the Fund to the extent that such dividends are attributable to interest on tax-exempt Arizona Obligations of the State of Arizona and its political subdivisions.  Under an administrative pronouncement of the Arizona Department of Revenue, exempt-interest dividends received from the Fund to the extent that such dividends are attributable to interest on obligations issued by or under the authority of the Territories of Guam, Northern Mariana Islands, Puerto Rico and the Virgin Islands, or to certain industrial development bonds issued by the Government of American Samoa, would not be subject to Arizona income tax.  Administrative practice may not be cited as precedent and may be subject to change at any time.

The Arizona tax consequences to shareholders of the Fund of dividends and distributions of other than exempt-interest dividends and disposition of shares of the Fund will generally be treated for Arizona personal income tax and corporate income tax purposes in the same manner as they are treated for Federal income tax purposes as described above.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

Colorado State Income Taxes - Aquila Tax-Free Fund of Colorado

The discussion below addresses certain tax consequences to individuals, estates, and trusts that are Colorado residents and that will be shareholders of the Fund, and to any corporate shareholder of the Fund that is required to file an income tax return in Colorado, and does not discuss the tax consequences to any other shareholder. This summary is limited to holders that hold shares in the Fund as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment purposes).  This discussion is based on Colorado state income tax law as in effect as of the date of this Prospectus.  Such law is subject to change by legislation, judicial or administrative action or decision, possibly with retroactive effect.

This discussion is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company and that it will satisfy the conditions that will cause Fund distributions to qualify as exempt-interest dividends to shareholders under the Code. The Fund will qualify to pay exempt-interest dividends if, at the close of each quarter of the Fund's taxable year, at least 50 percent of the value of the total assets of the Fund consists of obligations described in Section 103(a) of the Code (generally, exempt State or local bonds).

Exempt-interest dividends paid by the Fund that are attributable to interest earned on Colorado Obligations (such distributions, "Colorado-exempt distributions") should not be subject to Colorado state income tax. Other distributions, including distributions attributable to capital gains, will be subject to Colorado state income tax, other than distributions (if any) that constitute a tax-free return of capital. For a shareholder of the Fund that is a  corporation, the extent to which such other distributions are subject to Colorado state income tax will depend on the corporation's other activities within and without Colorado.

Colorado imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayer's federal alternative minimum taxable income. Distributions of bond interest exempt from the Colorado regular income tax imposed on individuals, estates and trusts, should not be includible in the taxpayers' Colorado alternative minimum taxable income, whether or not such distributions are includible in federal alternative minimum taxable income. Colorado imposes no alternative minimum tax on corporations.

Gain on the sale, exchange, or other disposition of Fund shares will generally be subject to Colorado income tax to the extent such gain is includible in federal taxable income. Colorado currently taxes all such gain at a flat rate of 4.63%, regardless of the character of the gain for federal income tax purposes. Loss on a sale, exchange or other disposition of Fund shares will generally be subject to the limitations on the use of capital losses imposed by the Code.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

Kentucky Taxes - Aquila Churchill Tax-Free Fund of Kentucky

Distributions of interest income made by the Fund from Kentucky Obligations will generally be treated for purposes of the Kentucky income tax imposed on individuals and on corporations in the same manner as they are treated for Federal income tax purposes. Shareholders of the Fund resident in Kentucky generally will not be subject to Kentucky income tax on distributions received from the Fund to the extent such distributions are attributable to interest income on Kentucky Obligations.

Other distributions from the Fund, including capital gains dividends, whether short-term or long-term gains dividends, will generally not be exempt from Kentucky income tax.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

Rhode Island Taxes - Aquila Narragansett Tax-Free Income Fund

The following is a summary of certain Rhode Island tax consequences relating to an investment in the Fund.

This summary assumes that the Fund qualifies as a regulated investment company for Federal income tax purposes under Subchapter M of the Internal Revenue Code. Such summary is based upon the provisions of the

61 / Aquila Municipal Trust

Rhode Island tax law and the regulations promulgated thereunder as currently in effect, all of which are subject to change, possibly with retroactive effect. Prospective investors in the Fund should contact their tax advisers regarding the effect of Rhode Island or other state or local tax laws on their investment.

Individual and Corporate Holders. Individual holders of shares of the Fund who are subject to Rhode Island personal income taxation, and corporate holders of shares of the Fund which are subject to the Rhode Island business corporation tax on their net income (as such term is defined by Rhode Island tax law), will not be required to include in income for Rhode Island income tax purposes (i) the portion of exempt-interest dividends that the Fund clearly identifies as directly attributable to interest earned on Rhode Island Obligations, (ii) the portion of ordinary dividends that the Fund clearly identifies as directly attributable to interest earned on debt obligations of the United States and its agencies and instrumentalities, and (iii) the portion of ordinary and capital gain dividends that the Fund clearly identifies as directly attributable to gain on the sale of obligations of Rhode Island issuers that are specifically exempted from Rhode Island tax by the Rhode Island law authorizing their issuance. Other Fund distributions and dividends will be taxable for Rhode Island income tax purposes.

Gain or loss recognized on a sale or exchange of Fund shares by holders of shares subject to Rhode Island income taxation will generally be included in Rhode Island taxable income.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

Utah Taxes - Aquila Tax-Free Fund For Utah

Distributions of interest income made by the Fund from Utah Double-Exempt Obligations will generally be treated for purposes of Utah individual income tax in the same manner as they are treated for Federal income tax purposes. Individual shareholders of the Fund generally will not be subject to Utah income tax on distributions received from the Fund to the extent such distributions are attributable to interest income on Utah Double-Exempt Obligations. Administrative determinations of the Utah State Tax Commission issued under statutory authority provide that interest on obligations of certain non-Utah-based issuers which provide a similar exemption for obligations of Utah-based issuers are exempt from Utah individual income taxes. Administrative determinations may be subject to change at any time and there can be no certainty as to the ongoing exemption from Utah individual income tax of the interest on obligations of non-Utah-based issuers. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund generally will not be deductible for Utah individual income tax purposes unless deductible for federal income tax purposes (and if deductible for federal income tax purposes, such amounts may affect the amount excludable as an exempt-interest dividend). Other distributions from the Fund generally will not be exempt from Utah income tax.

Distributions of interest income by the Fund attributable to Utah Double-Exempt Obligations are generally not exempt from the Utah corporate franchise and income tax. However, a partial nonrefundable credit is available for interest income attributable to obligations issued by Utah governmental issuers and U.S. governmental issuers, which may include obligations issued by U.S. territorial governments, which credit may generally be 1% of such gross interest income included in the taxpayer's state taxable income. Corporations and other entities subject to the Utah corporate franchise and income tax should consult their tax advisers before investing in the Fund.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.
62 / Aquila Municipal Trust

FINANCIAL HIGHLIGHTS

 The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP (independent registered public accounting firm), whose report, along with the Funds' financial statements, is included in the Funds' annual report and is available upon request.

63 / Aquila Municipal Trust

  AQUILA TAX-FREE TRUST OF ARIZONA
FINANCIAL HIGHLIGHTS

	Class A
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.47	$10.58	$10.95	$10.98	$10.63
Income (loss) from investment operations:
Net investment income(1)	0.29	0.30	0.32	0.37	0.38
Net gain (loss) on securities (both realized and unrealized)	0.16	(0.10)	(0.36)	(0.03)	0.35
Total from investment operations	0.45	0.20	(0.04)	0.34	0.73
Less distributions:
Dividends from net investment income	(0.29)	(0.29)	(0.32)	(0.35)	(0.38)
Distributions from capital gains	(0.02)	(0.02)	(0.01)	(0.02)	—
Total distributions	(0.31)	(0.31)	(0.33)	(0.37)	(0.38)
Net asset value, end of period	$10.61	$10.47	$10.58	$10.95	$10.98
Total return (not reflecting sales charge)	4.37%	1.93%	(0.42)%	3.20%	6.92%
Ratios/supplemental data
Net assets, end of period (in millions)	$204	$218	$229	$242	$234
Ratio of expenses to average net assets	0.73%	0.69%	0.70%	0.71%	0.73%
Ratio of net investment income to average net assets	2.74%	2.77%	2.96%	3.36%	3.49%
Portfolio turnover rate	34%	16%	19%	10%	14%

(1)   Per share amounts have been calculated using the daily average shares method.

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 AQUILA TAX-FREE TRUST OF ARIZONA
FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.47	$10.58	$10.95	$10.98	$10.63
Income (loss) from investment operations:
Net investment income(1)	0.20	0.20	0.23	0.28	0.29
Net gain (loss) on securities (both realized and unrealized)	0.15	(0.09)	(0.37)	(0.03)	0.34
Total from investment operations	0.35	0.11	(0.14)	0.25	0.63
Less distributions:
Dividends from net investment income	(0.19)	(0.20)	(0.22)	(0.26)	(0.28)
Distributions from capital gains	(0.02)	(0.02)	(0.01)	(0.02)	—
Total distributions	(0.21)	(0.22)	(0.23)	(0.28)	(0.28)
Net asset value, end of period	$10.61	$10.47	$10.58	$10.95	$10.98
Total return (not reflecting sales charge)	3.49%	1.06%	(1.26)%	2.34%	6.02%
Ratios/supplemental data
Net assets, end of period (in millions)	$9	$14	$17	$18	$18
Ratio of expenses to average net assets	1.58%	1.54%	1.55%	1.56%	1.58%
Ratio of net investment income to average net assets	1.88%	1.92%	2.11%	2.51%	2.63%
Portfolio turnover rate	34%	16%	19%	10%	14%

(1)   Per share amounts have been calculated using the daily average shares method.

65 / Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF ARIZONA
FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.49	$10.60	$10.97	$11.00	$10.65
Income (loss) from investment operations:
Net investment income(1)	0.30	0.31	0.34	0.38	0.40
Net gain (loss) on securities (both realized and unrealized)	0.16	(0.09)	(0.37)	(0.02)	0.34
Total from investment operations	0.46	0.22	(0.03)	0.36	0.74
Less distributions:
Dividends from net investment income	(0.30)	(0.31)	(0.33)	(0.37)	(0.39)
Distributions from capital gains	(0.02)	(0.02)	(0.01)	(0.02)	—
Total distributions	(0.32)	(0.33)	(0.34)	(0.39)	(0.39)
Net asset value, end of period	$10.63	$10.49	$10.60	$10.97	$11.00
Total return (not reflecting sales charge)	4.51%	2.08%	(0.26)%	3.38%	7.07%
Ratios/supplemental data
Net assets, end of period (in millions)	$40	$41	$42	$41	$27
Ratio of expenses to average net assets	0.59%	0.55%	0.55%	0.56%	0.58%
Ratio of net investment income to average net assets	2.88%	2.92%	3.11%	3.49%	3.63%
Portfolio turnover rate	34%	16%	19%	10%	14%

(1)   Per share amounts have been calculated using the daily average shares method.

66 / Aquila Municipal Trust

AQUILA TAX-FREE FUND OF COLORADO
FINANCIAL HIGHLIGHTS

	Class A
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.31	$10.51	$10.83	$10.80	$10.45
Income from investment operations:
Net investment income(1)	0.24	0.26	0.28	0.31	0.32
Net gain (loss) on securities (both realized and unrealized)	0.15	(0.20)	(0.33)	0.03	0.35
Total from investment operations	0.39	0.06	(0.05)	0.34	0.67
Less distributions:
Dividends from net investment income	(0.24)	(0.26)	(0.27)	(0.31)	(0.32)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.24)	(0.26)	(0.27)	(0.31)	(0.32)
Net asset value, end of period	$10.46	$10.31	$10.51	$10.83	$10.80
Total return (not reflecting sales charge)	3.86%	0.55%	(0.44)%	3.20%	6.52%
Ratios/supplemental data
Net assets, end of period (in millions)	$188	$196	$208	$220	$202
Ratio of expenses to average net assets	0.70%	0.68%	0.68%	0.67%	0.73%
Ratio of net investment income to average net assets	2.35%	2.47%	2.57%	2.89%	3.04%
Portfolio turnover rate	7%	9%	11%	10%	8%

Expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	0.72%	0.70%	0.70%	0.69%	0.75%
Ratio of investment income to average net assets	2.33%	2.45%	2.55%	2.87%	3.02%

(1)   Per share amounts have been calculated using the daily average shares method.

67 / Aquila Municipal Trust

AQUILA TAX-FREE FUND OF COLORADO
FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.29	$10.49	$10.80	$10.78	$10.43
Income from investment operations:
Net investment income(1)	0.14	0.16	0.17	0.21	0.22
Net gain (loss) on securities (both realized and unrealized)	0.15	(0.20)	(0.31)	0.02	0.35
Total from investment operations	0.29	(0.04)	(0.14)	0.23	0.57
Less distributions:
Dividends from net investment income	(0.14)	(0.16)	(0.17)	(0.21)	(0.22)
Distributions from capital gains	–	–	–	–	–
Total distributions	(0.14)	(0.16)	(0.17)	(0.21)	(0.22)
Net asset value, end of period	$10.44	$10.29	$10.49	$10.80	$10.78
Total return (not reflecting CDSC)	2.88%	(0.41)%	(1.29)%	2.18%	5.52%
Ratios/supplemental data
Net assets, end of period (in millions)	$9	$15	$21	$24	$26
Ratio of expenses to average net assets	1.65%	1.63%	1.62%	1.62%	1.68%
Ratio of net investment income to average net assets	1.40%	1.52%	1.62%	1.94%	2.09%
Portfolio turnover rate	7%	9%	11%	10%	8%

Expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	1.67%	1.65%	1.64%	1.64%	1.70%
Ratio of investment income to average net assets	1.38%	1.50%	1.60%	1.92%	2.07%

(1)   Per share amounts have been calculated using the daily average shares method.

68 / Aquila Municipal Trust

AQUILA TAX-FREE FUND OF COLORADO
FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.34	$10.54	$10.86	$10.83	$10.47
Income from investment operations:
Net investment income(1)	0.25	0.27	0.28	0.32	0.33
Net gain (loss) on securities (both realized and unrealized)	0.15	(0.20)	(0.32)	0.02	0.36
Total from investment operations	0.40	0.07	(0.04)	0.34	0.69
Less distributions:
Dividends from net investment income	(0.25)	(0.27)	(0.28)	(0.31)	(0.33)
Distributions from capital gains	–	–	–	–	–
Total distributions	(0.25)	(0.27)	(0.28)	(0.31)	(0.33)
Net asset value, end of period	$10.49	$10.34	$10.54	$10.86	$10.83
Total return	3.90%	0.61%	(0.38)%	3.24%	6.66%
Ratios/supplemental data
Net assets, end of period (in millions)	$70	$76	$83	$79	$62
Ratio of expenses to average net assets	0.65%	0.63%	0.63%	0.62%	0.68%
Ratio of net investment income to average net assets	2.40%	2.52%	2.62%	2.94%	3.08%
Portfolio turnover rate	7%	9%	11%	10%	8%

Expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	0.67%	0.65%	0.65%	0.64%	0.70%
Ratio of investment income to average net assets	2.38%	2.50%	2.60%	2.92%	3.06%

(1)   Per share amounts have been calculated using the daily average shares method.

69 / Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
FINANCIAL HIGHLIGHTS

	Class A
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.48	$10.55	$10.88	$10.91	$10.65
Income from investment operations:
Net investment income(1)	0.25	0.26	0.29	0.32	0.33
Net gain (loss) on securities (both realized and unrealized)	0.18	(0.06)	(0.33)	(0.03)	0.26
Total from investment operations	0.43	0.20	(0.04)	0.29	0.59
Less distributions:
Dividends from net investment income	(0.25)	(0.26)	(0.29)	(0.32)	(0.33)
Distributions from capital gains	(0.02)	(0.01)	—	—	—
Total distributions	(0.27)	(0.27)	(0.29)	(0.32)	(0.33)
Net asset value, end of period	$10.64	$10.48	$10.55	$10.88	$10.91
Total return (not reflecting sales charge)	4.10%	1.89%	(0.40)%	2.75%	5.61%
Ratios/supplemental data
Net assets, end of period (in millions)	$144	$160	$185	$189	$187
Ratio of expenses to average net assets	0.79%	0.75%	0.73%	0.73%	0.78%
Ratio of net investment income to average net assets	2.36%	2.48%	2.69%	3.00%	3.07%
Portfolio turnover rate	6%	9%	27%	7%	14%

(1)  Per share amounts have been calculated using the daily average shares method.

70 / Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.47	$10.54	$10.87	$10.90	$10.64
Income from investment operations:
Net investment income(1)	0.16	0.17	0.20	0.23	0.24
Net gain (loss) on securities (both realized and unrealized)	0.19	(0.06)	(0.33)	(0.03)	0.26
Total from investment operations	0.35	0.11	(0.13)	0.20	0.50
Less distributions:
Dividends from net investment income	(0.16)	(0.17)	(0.20)	(0.23)	(0.24)
Distributions from capital gains	(0.02)	(0.01)	–	–	–
Total distributions	(0.18)	(0.18)	(0.20)	(0.23)	(0.24)
Net asset value, end of period	$10.64	$10.47	$10.54	$10.87	$10.90
Total return (not reflecting CDSC)	3.32%	1.03%	(1.24)%	1.88%	4.72%
Ratios/supplemental data
Net assets, end of period (in millions)	$7	$9	$9	$10	$10
Ratio of expenses to average net assets	1.64%	1.60%	1.58%	1.58%	1.63%
Ratio of net investment income to average net assets	1.50%	1.63%	1.84%	2.14%	2.21%
Portfolio turnover rate	6%	9%	27%	7%	14%

(1)  Per share amounts have been calculated using the daily average shares method.

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AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
FINANCIAL HIGHLIGHTS (continued)

	Class I
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.47	$10.54	$10.87	$10.90	$10.64
Income from investment operations:
Net investment income(1)	0.23	0.25	0.27	0.31	0.32
Net gain (loss) on securities (both realized and unrealized)	0.19	(0.07)	(0.33)	(0.03)	0.26
Total from investment operations	0.42	0.18	(0.06)	0.28	0.58
Less distributions:
Dividends from net investment income	(0.23)	(0.24)	(0.27)	(0.31)	(0.32)
Distributions from capital gains	(0.02)	(0.01)	–	–	–
Total distributions	(0.25)	(0.25)	(0.27)	(0.31)	(0.32)
Net asset value, end of period	$10.64	$10.47	$10.54	$10.87	$10.90
Total return	4.04%	1.74%	(0.55)%	2.61%	5.46%
Ratios/supplemental data
Net assets, end of period (in millions)	$7	$7	$8	$9	$8
Ratio of expenses to average net assets	0.94%	0.90%	0.87%	0.87%	0.92%
Ratio of net investment income to average net assets	2.20%	2.33%	2.54%	2.86%	2.93%
Portfolio turnover rate	6%	9%	27%	7%	14%

(1)  Per share amounts have been calculated using the daily average shares method.

72 / Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.48	$10.55	$10.88	$10.91	$10.65
Income from investment operations:
Net investment income(1)	0.26	0.28	0.31	0.34	0.35
Net gain (loss) on securities (both realized and unrealized)	0.19	(0.06)	(0.34)	(0.03)	0.26
Total from investment operations	0.45	0.22	(0.03)	0.31	0.61
Less distributions:
Dividends from net investment income	(0.26)	(0.28)	(0.30)	(0.34)	(0.35)
Distributions from capital gains	(0.02)	(0.01)	–	–	–
Total distributions	(0.28)	(0.29)	(0.30)	(0.34)	(0.35)
Net asset value, end of period	$10.65	$10.48	$10.55	$10.88	$10.91
Total return	4.35%	2.04%	(0.25)%	2.92%	5.77%
Ratios/supplemental data
Net assets, end of period (in millions)	$30	$43	$51	$47	$32
Ratio of expenses to average net assets	0.64%	0.60%	0.58%	0.58%	0.63%
Ratio of net investment income to average net assets	2.50%	2.63%	2.84%	3.15%	3.21%
Portfolio turnover rate	6%	9%	27%	7%	14%

(1)  Per share amounts have been calculated using the daily average shares method.

73 / Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS

	Class A
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.57	$10.61	$10.92	$10.81	$10.48
Income (loss) from investment operations:
Net investment income(1)	0.26	0.27	0.28	0.30	0.33
Net gain (loss) on securities (both realized and unrealized)	0.17	(0.04)	(0.31)	0.11	0.33
Total from investment operations	0.43	0.23	(0.03)	0.41	0.66
Less distributions:
Dividends from net investment income	(0.26)	(0.27)	(0.28)	(0.30)	(0.33)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.26)	(0.27)	(0.28)	(0.30)	(0.33)
Net asset value, end of period	$10.74	$10.57	$10.61	$10.92	$10.81
Total return (not reflecting sales charge)	4.18%	2.18%	(0.30)%	3.85%	6.35%
Ratios/supplemental data
Net assets, end of period (in millions)	$115	$116	$127	$133	$125
Ratio of expenses to average net assets	0.79%	0.76%	0.77%	0.77%	0.76%
Ratio of net investment income to average net assets	2.51%	2.53%	2.58%	2.78%	3.07%
Portfolio turnover rate	9%	4%	12%	19%	8%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were:

Ratio of expenses to average net assets	0.86%	0.84%	0.85%	0.85%	0.88%
Ratio of investment income to average net assets	2.43%	2.45%	2.50%	2.70%	2.95%

(1)   Per share amounts have been calculated using the daily average shares method.

74 / Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.57	$10.61	$10.92	$10.81	$10.48
Income (loss) from investment operations:
Net investment income(1)	0.17	0.18	0.19	0.21	0.24
Net gain (loss) on securities (both realized and unrealized)	0.17	(0.04)	(0.31)	0.11	0.33
Total from investment operations	0.34	0.14	(0.12)	0.32	0.57
Less distributions:
Dividends from net investment income	(0.17)	(0.18)	(0.19)	(0.21)	(0.24)
Distributions from capital gains	–	–	–	–	–
Total distributions	(0.17)	(0.18)	(0.19)	(0.21)	(0.24)
Net asset value, end of period	$10.74	$10.57	$10.61	$10.92	$10.81
Total return (not reflecting sales charge)	3.30%	1.31%	(1.14)%	2.97%	5.45%
Ratios/supplemental data
Net assets, end of period (in millions)	$7	$9	$12	$14	$16
Ratio of expenses to average net assets	1.63%	1.61%	1.61%	1.62%	1.61%
Ratio of net investment income to average net assets	1.66%	1.68%	1.72%	1.93%	2.22%
Portfolio turnover rate	9%	4%	12%	19%	8%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were:

Ratio of expenses to average net assets	1.71%	1.69%	1.69%	1.70%	1.73%
Ratio of investment income to average net assets	1.58%	1.60%	1.64%	1.85%	2.10%

(1)   Per share amounts have been calculated using the daily average shares method.

75 / Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

Class F
For the Period November 30, 2018* through March 31, 2019
Net asset value, beginning of period	$10.48
Income (loss) from investment operations:
Net investment income(1)	0.09
Net gain (loss) on securities (both realized and unrealized)	0.24
Total from investment operations	0.33
Less distributions:
Dividends from net investment income	(0.09)
Distributions from capital gains	-
Total distributions	(0.09)
Net asset value, end of period	$10.72
Total return	3.18%(3)
Ratios/supplemental data
Net assets, end of period (in millions)	$0.6
Ratio of expenses to average net assets	0.63%(2)
Ratio of net investment income to average net assets	2.58%(2)
Portfolio turnover rate	9%(2)

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were:

Ratio of expenses to average net assets	0.71%(2)
Ratio of investment income to average net assets	2.50%(2)

*     Commencement of operations.
(1)   Per share amounts have been calculated using the daily average shares method.
(2)   Annualized.
(3)   Not annualized.

76 / Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

	Class I
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.56	$10.61	$10.92	$10.80	$10.47
Income (loss) from investment operations:
Net investment income(1)	0.26	0.26	0.26	0.28	0.31
Net gain (loss) on securities (both realized and unrealized)	0.18	(0.05)	(0.31)	0.12	0.33
Total from investment operations	0.44	0.21	(0.05)	0.40	0.64
Less distributions:
Dividends from net investment income	(0.26)	(0.26)	(0.26)	(0.28)	(0.31)
Distributions from capital gains	–	–	–	–	–
Total distributions	(0.26)	(0.26)	(0.26)	(0.28)	(0.31)
Net asset value, end of period	$10.74	$10.56	$10.61	$10.92	$10.80
Total return	4.24%	1.95%	(0.45)%	3.80%	6.20%
Ratios/supplemental data
Net assets, end of period (in millions)	$0.2	$0.1	$0.1	$0.2	$0.2
Ratio of expenses to average net assets	0.83%	0.89%	0.90%	0.92%	0.90%
Ratio of net investment income to average net assets	2.47%	2.41%	2.43%	2.63%	2.93%
Portfolio turnover rate	9%	4%	12%	19%	8%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were:

Ratio of expenses to average net assets	0.91%	0.97%	0.98%	1.00%	1.02%
Ratio of investment income to average net assets	2.39%	2.33%	2.35%	2.55%	2.81%

(1)   Per share amounts have been calculated using the daily average shares method.

77 / Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
FINANCIAL ENDED HIGHLIGHTS (continued)

	Class Y
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.57	$10.61	$10.92	$10.81	$10.48
Income (loss) from investment operations:
Net investment income(1)	0.28	0.29	0.30	0.31	0.34
Net gain (loss) on securities (both realized and unrealized)	0.17	(0.04)	(0.31)	0.11	0.33
Total from investment operations	0.45	0.25	(0.01)	0.42	0.67
Less distributions:
Dividends from net investment income	(0.28)	(0.29)	(0.30)	(0.31)	(0.34)
Distributions from capital gains	–	–	–	–	–
Total distributions	(0.28)	(0.29)	(0.30)	(0.31)	(0.34)
Net asset value, end of period	$10.74	$10.57	$10.61	$10.92	$10.81
Total return	4.34%	2.34%	(0.15)%	4.01%	6.51%
Ratios/supplemental data
Net assets, end of period (in millions)	$105	$106	$104	$101	$93
Ratio of expenses to average net assets	0.64%	0.61%	0.62%	0.62%	0.61%
Ratio of net investment income to average net assets	2.66%	2.69%	2.73%	2.92%	3.22%
Portfolio turnover rate	9%	4%	12%	19%	8%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were:

Ratio of expenses to average net assets	0.72%	0.69%	0.70%	0.70%	0.73%
Ratio of investment income to average net assets	2.58%	2.61%	2.65%	2.84%	3.10%

(1)   Per share amounts have been calculated using the daily average shares method.

78 / Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH

	Class A
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.18	$10.26	$10.56	$10.50	$10.10
Income (loss) from investment operations:
Net investment income(1)	0.26	0.27	0.27	0.29	0.33
Net gain (loss) on securities (both realized and unrealized)	0.18	(0.08)	(0.30)	0.06	0.40
Total from investment operations	0.44	0.19	(0.03)	0.35	0.73
Less distributions:
Dividends from net investment income	(0.26)	(0.27)	(0.26)	(0.28)	(0.32)
Distributions from capital gains	-	-	(0.01)	(0.01)	(0.01)
Total distributions	(0.26)	(0.27)	(0.27)	(0.29)	(0.33)
Net asset value, end of period	$10.36	$10.18	$10.26	$10.56	$10.50
Total return (not reflecting sales charge)	4.36%	1.84%	(0.26)%	3.41%	7.34%
Ratios/supplemental data
Net assets, end of period (in millions)	$204	$213	$211	$221	$205
Ratio of expenses to average net assets	0.86%	0.84%	0.84%	0.84%	0.84%
Ratio of net investment income to average net assets	2.52%	2.61%	2.54%	2.75%	3.14%
Portfolio turnover rate	14%	15%	23%	20%	16%

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver, were:

Ratio of expenses to average net assets	0.89%	0.87%	0.86%	0.87%	0.91%
Ratio of investment income to average net assets	2.49%	2.58%	2.52%	2.72%	3.07%

(1)   Per share amounts have been calculated using the daily average shares method.

79 / Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH
FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.17	$10.25	$10.55	$10.50	$10.10
Income (loss) from investment operations:
Net investment income(1)	0.17	0.19	0.18	0.20	0.24
Net gain (loss) on securities (both realized and unrealized)	0.19	(0.08)	(0.29)	0.06	0.41
Total from investment operations	0.36	0.11	(0.11)	0.26	0.65
Less distributions:
Dividends from net investment income	(0.18)	(0.19)	(0.18)	(0.20)	(0.24)
Distributions from capital gains	-	-	(0.01)	(0.01)	(0.01)
Total distributions	(0.18)	(0.19)	(0.19)	(0.21)	(0.25)
Net asset value, end of period	$10.35	$10.17	$10.25	$10.55	$10.50
Total return (not reflecting CDSC)	3.53%	1.03%	(1.06)%	2.55%	6.49%
Ratios/supplemental data
Net assets, end of period (in millions)	$37	$58	$73	$75	$81
Ratio of expenses to average net assets	1.65%	1.64%	1.64%	1.64%	1.63%
Ratio of net investment income to average net assets	1.72%	1.81%	1.74%	1.95%	2.34%
Portfolio turnover rate	14%	15%	23%	20%	16%

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver, were:

Ratio of expenses to average net assets	1.68%	1.66%	1.66%	1.67%	1.71%
Ratio of investment income to average net assets	1.69%	1.78%	1.72%	1.92%	2.27%

(1)   Per share amounts have been calculated using the daily average shares method.

80 / Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH
FINANCIAL HIGHLIGHTS (continued)

Class F
For the Period November 30, 2018* through March 31, 2019
Net asset value, beginning of period	$10.12
Income (loss) from investment operations:
Net investment income(1)	0.09
Net gain (loss) on securities (both realized and unrealized)	0.27
Total from investment operations	0.36
Less distributions:
Dividends from net investment income	(0.09)
Distributions from capital gains	-
Total distributions	(0.09)
Net asset value, end of period	$10.39
Total return (not reflecting sales charge)	3.58%(3)
Ratios/supplemental data
Net assets, end of period (in millions)	$0.7
Ratio of expenses to average net assets	0.65%(2)
Ratio of net investment income to average net assets	2.71%(2)
Portfolio turnover rate	14%(2)

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver, were:

Ratio of expenses to average net assets	0.68%(2)
Ratio of investment income to average net assets	2.68%(2)

*     Commencement of operations.
(1)   Per share amounts have been calculated using the daily average shares method.
(2)   Annualized.
(3)   Not annualized.

81 / Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH
FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.22	$10.29	$10.59	$10.53	$10.13
Income (loss) from investment operations:
Net investment income(1)	0.28	0.29	0.29	0.31	0.35
Net gain (loss) on securities (both realized and unrealized)	0.17	(0.07)	(0.29)	0.06	0.40
Total from investment operations	0.45	0.22	-	0.37	0.75
Less distributions:
Dividends from net investment income	(0.28)	(0.29)	(0.29)	(0.30)	(0.34)
Distributions from capital gains	-	-	(0.01)	(0.01)	(0.01)
Total distributions	(0.28)	(0.29)	(0.30)	(0.31)	(0.35)
Net asset value, end of period	$10.39	$10.22	$10.29	$10.59	$10.53
Total return (not reflecting sales charge)	4.46%	2.15%	(0.05)%	3.61%	7.54%
Ratios/supplemental data
Net assets, end of period (in millions)	$136	$129	$125	$112	$100
Ratio of expenses to average net assets	0.66%	0.64%	0.64%	0.64%	0.63%
Ratio of net investment income to average net assets	2.72%	2.81%	2.75%	2.95%	3.33%
Portfolio turnover rate	14%	15%	23%	20%	16%

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver, were:

Ratio of expenses to average net assets	0.69%	0.67%	0.66%	0.67%	0.70%
Ratio of investment income to average net assets	2.69%	2.78%	2.73%	2.92%	3.26%

(1)   Per share amounts have been calculated using the daily average shares method.

82 / Aquila Municipal Trust

 Broker-Defined Sales Charge Waiver Policies

Merrill Lynch:

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-End Sales Charge Waivers for Class A Shares available at Merrill Lynch

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Aquila Group of Funds)
•
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date, unless the Fund provides for an exchange after a shorter time period.  The Aquila Group of Funds currently provide for a waiver of the front end sales load on such exchanges in the month of or following the 6-year anniversary of the purchase date so shareholders purchasing Fund shares through Merrill Lynch will receive waivers on exchanges in the month of or following the 6-year anniversary of the purchase date

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Trustees of the Trust, and employees of the Manager or any of its affiliates, as described in this Prospectus
•
Shares purchased from the proceeds of redemptions within the Aquila Group of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on Class A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in this Prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a right of reinstatement
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)

Front-End Sales Charge Discounts on Class A Shares available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Aquila Group of Funds assets held by accounts within the purchaser's household at Merrill Lynch. Eligible Aquila Group of Funds assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the Aquila Group of Funds, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley Smith Barney:

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund's Prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans).  For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

83 / Aquila Municipal Trust

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity's affiliates ("Raymond James"):

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund's prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares available at Raymond James
•	Shares purchased in an investment advisory program.
•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C Shares available at Raymond James
•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund's prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-End Load Discounts available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
•	Breakpoints as described in this prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

84 / Aquila Municipal Trust

Founders
Lacy B. Herrmann (1929-2012)
Aquila Management Corporation, Sponsor

Manager
Aquila Investment Management LLC
120 West 45th Street, Suite 3600
New York, New York  10036

Board of Trustees
Thomas A. Christopher, Chair
Diana P. Herrmann, Vice Chair
Ernest Calderón
Gary C. Cornia
Grady Gammage, Jr.
Glenn P. O'Flaherty
James R. Ramsey
Laureen L. White

Officers
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President and Secretary
Paul G. O'Brien, Senior Vice President
Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor
Aquila Distributors LLC
120 West 45th Street, Suite 3600
New York, New York  10036

Transfer and Shareholder Servicing Agent
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, Massachusetts 01581

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, New York 10286

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Counsel
Morgan, Lewis & Bockius LLP
One Federal Street • Boston, Massachusetts  02110

This Prospectus concisely states information about the Funds that you should know before investing. A Statement of Additional Information about the Funds (the "SAI") has been filed with the Securities and Exchange Commission.  The SAI contains information about each Fund and its management not included in this Prospectus. The SAI is incorporated by reference into this Prospectus and is therefore legally a part of this Prospectus.

The Funds' annual and semi-annual reports to shareholders contain additional information about the Funds' investments. The Funds' annual report additionally includes a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. You can get the SAI and the Funds' annual and semi-annual reports without charge upon request, and request other information about the Funds and make other inquiries, by calling 800-437-1000 (toll-free) or by visiting the Fund's website at www.aquilafunds.com.

Reports and other information about the Funds are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov.

The file number under which the Funds are registered with the SEC under the Investment Company Act of 1940 is 811-4503.

Aquila Tax-Free Trust of Arizona
Aquila Tax-Free Fund of Colorado
Aquila Churchill Tax-Free Fund of Kentucky
Aquila Narragansett Tax-Free Income Fund
Aquila Tax-Free Fund For Utah
each a series of
AQUILA MUNICIPAL TRUST
120 West 45th Street, Suite 3600
New York, NY  10036
212-697-6666
For shareholder account inquiries, call the Funds' Shareholder Servicing Agent at:
800-437-1000
The telephone number for Financial Professionals is:
800-437-1020

	Class A	Class C	Class F	Class I	Class Y
Aquila Tax-Free Trust of Arizona	AZTFX	AZTCX	AZFFX	˗	AZTYX
Aquila Tax-Free Fund of Colorado	COTFX	COTCX	COFFX	˗	COTYX
Aquila Churchill Tax-Free Fund of Kentucky	CHTFX	CHKCX	CHKFX	CHKIX	CHKYX
Aquila Narragansett Tax-Free Income Fund	NITFX	NITCX	NIFFX	NITIX	NITYX
Aquila Tax-Free Fund For Utah	UTAHX	UTACX	UTAFX	˗	UTAYX

STATEMENT OF ADDITIONAL INFORMATION
July 25, 2019
This Statement of Additional Information (the "SAI") has been incorporated by reference into the Prospectus for the Funds dated July 25, 2019. The SAI is not a prospectus. The SAI should be read in conjunction with the Prospectus.
The Prospectus may be obtained from the Funds' Distributor, Aquila Distributors LLC
120 West 45th Street, Suite 3600, New York, NY  10036
212-697-6666
or
from the Funds' Shareholder Servicing Agent, BNY Mellon Investment Servicing (US) Inc., toll-free at:
800-437-1000

Financial Statements
The financial statements and financial highlights for Aquila Tax-Free Trust of Arizona (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2019, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 5, 2019 (Accession No. 0000784056-19-000024), are hereby incorporated herein by reference into this SAI.
The financial statements and financial highlights for Aquila Tax-Free Fund of Colorado (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2019, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 5, 2019 (Accession No. 0000784056-19-000024), are hereby incorporated herein by reference into this SAI.
The financial statements and financial highlights for Aquila Churchill Tax-Free Fund of Kentucky (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2019, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 5, 2019 (Accession No. 0000784056-19-000024), are hereby incorporated herein by reference into this SAI.
The financial statements and financial highlights for Aquila Narragansett Tax-Free Income Fund (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2019, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 5, 2019 (Accession No. 0000784056-19-000024), are hereby incorporated herein by reference into this SAI.
The financial statements and financial highlights for Aquila Tax-Free Fund For Utah  (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2019, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 5, 2019 (Accession No. 0000784056-19-000024), are hereby incorporated herein by reference into this SAI.
These financial statements have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, whose reports thereon are incorporated herein by reference. These Annual Reports can be obtained without charge by calling 800-437-1000 toll-free.

Fund History
Aquila Municipal Trust is a Massachusetts business trust formed in 1986.  Prior to April 10, 2013, the Trust was named Tax-Free Trust of Arizona.  Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund and Aquila Tax-Free Fund For Utah (each, a "Fund") are series of Aquila Municipal Trust.  Each Fund is an open-end, non-diversified management investment company.
Prior to October 11, 2013, Aquila Tax-Free Trust of Arizona was known as Tax-Free Trust of Arizona.  Each of Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund and Aquila Tax-Free Fund For Utah (each, a "Successor Fund") is a series of Aquila Municipal Trust.  Each Successor Fund was established in connection with the reorganization into the Fund of a fund with identical investment objectives and principal investment strategies as the Successor Fund (each, a "Predecessor Fund") (each, a "Reorganization"), as follows:

Predecessor Fund	Successor Fund
Tax-Free Fund of Colorado	Aquila Tax-Free Fund of Colorado
Churchill Tax-Free Fund of Kentucky, a series of Churchill Tax Free Trust	Aquila Churchill Tax-Free Fund of Kentucky
Aquila Narragansett Tax-Free Income Fund	Aquila Narragansett Tax-Free Income Fund
Tax-Free Fund For Utah	Aquila Tax-Free Fund For Utah

Investment Objective, Investment Strategies and Risks
The Funds' Prospectus discusses each Fund's investment objective and strategies.  The following discussion supplements the description of the Funds' investment strategies in their Prospectus.
Aquila Tax-Free Trust of Arizona:
Investment Objective
The Fund's objective is to provide you as high a level of current income exempt from Arizona state and regular Federal income taxes as is consistent with preservation of capital.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Arizona state and regular Federal income taxes, the income upon which will not be subject to the Federal alternative minimum tax on individuals.
Aquila Tax-Free Fund of Colorado:
Investment Objective
The Fund's objective is to provide you as high a level of current income exempt from Colorado state and regular Federal income taxes as is consistent with preservation of capital.

Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Colorado state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.
Aquila Churchill Tax-Free Fund of Kentucky
Investment Objective
The Fund's objective is to provide you as high a level of current income exempt from Kentucky state and regular Federal income taxes as is consistent with preservation of capital.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Kentucky income and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.
Aquila Narragansett Tax-Free Income Fund
Investment Objective
The Fund's objective is to provide you as high a level of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Rhode Island state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.
Aquila Tax-Free Fund For Utah
Investment Objective
The Fund's objective is to provide you as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Utah state individual and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.
Supplemental Information Regarding Principal Investment Strategies (All Funds)
The following provides additional information about the Funds' principal investment strategies and risks and the securities in which the Funds may invest.

Percentage Limitations
Each Fund's compliance with its investment limitations and requirements is determined at the time of investment unless otherwise stated herein or in the Fund's policies and procedures.  If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.
Ratings
The ratings assigned by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P") and Fitch Ratings ("Fitch"), nationally recognized statistical rating organizations, represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield.
Rating agencies consider municipal obligations that have only the fourth highest credit rating to be of medium quality. Thus, they may present investment risks which do not exist with more highly rated obligations. Such obligations possess less attractive investment characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-grade bonds.
Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the Funds' investment adviser (or, if applicable, Sub-Adviser) will decide whether the security should continue to be held or sold.
See Appendix A to this SAI for further information about the ratings of these organizations that apply to the various rated obligations which a Fund may purchase.
Additional Information About State Economies
Many complex political, social and economic forces influence each state's economy and finances, which may in turn affect the state's financial plan.  These forces may affect a state or territory unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the state's control.
Arizona - Aquila Tax-Free Trust of Arizona intends to invest a high proportion of its assets in Arizona municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Arizona issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.
Information concerning certain factors affecting the economy of the State of Arizona is set forth in Appendix B to this SAI.
Colorado - Aquila Tax-Free Fund of Colorado intends to invest a high proportion of its assets in Colorado municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Colorado issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.
Information concerning certain factors affecting the economy of the State of Colorado is set forth in Appendix C to this SAI.

Kentucky - Aquila Churchill Tax-Free Fund of Kentucky intends to invest a high proportion of its assets in Kentucky municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Kentucky issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.
Information concerning certain factors affecting the economy of the Commonwealth of Kentucky is set forth in Appendix D to this SAI.
Rhode Island- Aquila Narragansett Tax-Free Income Fund intends to invest a high proportion of its assets in Rhode Island municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Rhode Island issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.
Information concerning certain factors affecting the economy of the State of Rhode Island is set forth in Appendix E to this SAI.
Utah - Aquila Tax-Free Fund For Utah intends to invest a high proportion of its assets in Utah municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Utah issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.
Information concerning certain factors affecting the economy of the State of Utah is set forth in Appendix F to this SAI.
There can be no assurance that current or future economic difficulties in the United States or a state and the resulting impact on that state will not adversely affect the market value of municipal obligations held by a Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of a state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of municipal obligations. There is no obligation on the part of a state to make payments on those securities in the event of default.
Municipal Bonds
The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer's full taxing power. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.
Since each Fund may invest in industrial development bonds or private activity bonds, a Fund may not be an appropriate investment for entities that are "substantial users" of facilities financed by those bonds or for investors who are "related persons" of such users. Generally, an individual will not be a "related person" under the Internal Revenue Code of 1986, as amended (the "Code"), unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) owns directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a "substantial user" of a facility financed from the proceeds of those bonds. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses a part of a facility" financed from the proceeds of industrial development or private activity bonds.

As indicated in each Fund's Prospectus, there are certain securities in which a Fund may invest the interest on which is subject to the Federal alternative minimum tax on individuals. While a Fund may purchase these obligations, it may, on the other hand, refrain from purchasing particular securities due to this tax consequence. Also, as indicated in each Fund's Prospectus, a Fund generally will not purchase obligations of issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers of obligations that are available to a Fund for investment.
Municipal Downgrades and Bankruptcies. Municipal bonds may be more susceptible to being downgraded, and issuers of municipal bonds may be more susceptible to default and bankruptcy, during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back from spending, and lower income tax revenue as a result of a high unemployment rate. In addition, as certain municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of a fund's investments.
Certain municipal issuers either have been unable to issue bonds or access the market to sell their issues or, if able to access the market, have issued bonds at much higher rates, which may reduce revenues available for municipal issuers to pay existing obligations. Should the State or municipalities fail to sell bonds when and at the rates projected; the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.
Further, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of Title 11 of the United States Code (the "Bankruptcy Code") provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. "Municipality" is defined broadly by the Bankruptcy Code as a "political subdivision or public agency or instrumentality of a state" and may include various issuers of securities in which the fund invests. The reorganization of a municipality's debts may be accomplished by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or other measures which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a fund's investments.
When-Issued and Delayed Delivery Obligations
Each Fund may buy obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on a when-issued or delayed delivery basis are fixed on the transaction date. At the time a Fund makes the commitment to purchase obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such obligations in determining its net asset value. A Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the obligations.
Zero Coupon Securities
Each Fund may invest in zero coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity.
The income-producing securities that a Fund might invest in include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

Current Federal income tax law requires holders of zero coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify for treatment as a "regulated investment company" under the Code, each Fund must generally distribute substantially all of its net income, including the original issue discount accrued on zero coupon bonds. Because a Fund would not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds during the period before interest payments begin, in some years the Fund might have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions would be likely to reduce the assets to which Fund expenses could be allocated and may reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.
Generally, the market prices of zero coupon securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.
Futures Contracts and Options
Although the Funds do not presently do so, each Fund is permitted to buy and sell futures contracts, including futures contracts relating to municipal security indices ("Municipal Security Index Futures") and to U.S. Government securities ("U.S. Government Securities Futures," together referred to as "Futures"), and exchange-traded options based on Futures as a possible means of protecting the asset value of the Fund during periods of changing interest rates. The following discussion is intended to explain briefly the workings of Futures and options on them which would be applicable if a Fund were to use them.
Unlike when a Fund purchases or sells a municipal security, no price is paid or received by the Fund upon the purchase or sale of a Future. Initially, however, when such transactions are entered into, the Fund will be required to deposit with the futures commission merchant ("broker") an amount of cash or municipal obligations equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying index or security fluctuates making the Future more or less valuable, a process known as marking to market. Insolvency of the broker may make it more difficult to recover initial or variation margin. Changes in variation margin are recorded by the Fund as unrealized gains or losses. Margin deposits do not involve borrowing by the Fund and may not be used to support any other transactions. At any time prior to expiration of the Future, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the Future. A final determination of variation margin is then made. Additional cash is required to be paid by or released to the Fund and it realizes a gain or a loss. Although Futures by their terms call for the actual delivery or acceptance of cash, in most cases the contractual obligation is fulfilled without having to make or take delivery. All transactions in the futures markets are subject to commissions payable by the Fund and are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Although the Fund intends to buy and sell Futures only on an exchange where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular Future at any particular time. In such event, or in the event of an equipment failure at a clearing house, it may not be possible to close a futures position.
Municipal Security Index Futures are futures contracts based on an index of municipal bonds. Daily values are assigned to the bonds included in the index based on the independent assessment of a pricing service, and the value of the index fluctuates with changes in those constituent values. The two parties to the contract agree to take or make delivery of a cash amount based on the difference between the value of the index on the last trading day of the contract and the price at which the contract was originally struck.
There are, as of the date of this Statement of Additional Information, U.S. Government Securities Futures contracts based on long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills. U.S. Government Securities Futures have traded longer than Municipal Security Index Futures, and the depth and liquidity available in the trading markets for them are in general greater.
Call Options on Futures Contracts. Each Fund may also purchase and sell exchange-traded call and put options on Futures. The purchase of a call option on a Future is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the Future upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Fund may purchase a call option on a Future to hedge against a market advance when the Fund is not fully invested.
The writing of a call option on a Future constitutes a partial hedge against declining prices of the securities, which are deliverable upon exercise of the Future. If the price at expiration of the Future is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.
Put Options on Futures Contracts. The purchase of put options on a Future is analogous to the purchase of protective put options on portfolio securities. The Fund may purchase a put option on a Future to hedge the Fund's portfolio against the risk of rising interest rates.
The writing of a put option on a Future constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Future. If the Future price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.
The writer of an option on a Future is required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a Future involves risks similar to those relating to Futures.
Risk Factors in Futures Transactions and Options
One risk in employing Futures or options on Futures to attempt to protect against the price volatility of the Fund's investments in municipal and other securities is that the Manager or, if applicable, Sub-Adviser, could be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold a Future in anticipation of an increase in interest rates, and then interest rates went down instead, the Fund would lose money on the sale.
Another risk as to Futures or options on them arises because of the imperfect correlation between movement in the price of the Future and movements in the prices of the securities which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the municipal securities included in the applicable index or from the securities underlying the U.S. Government Securities Futures. The price of the Future or option may move more than or less than the price of the securities being hedged. If the price of the Future or option moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be offset by the Future or option. If the price of the Future or option has moved more than the price of the securities, the Fund will experience either a loss or gain on the Future or option which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the Futures or options, the Fund may buy or sell Futures or options in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is less than the historical volatility of the debt securities underlying the hedge. It is also possible that, where the Fund has sold Futures or options to hedge its portfolio against decline in the market, the market may advance and the value of the securities held in the Fund's portfolio may decline. If this occurred the Fund would lose money on the Future or option and also experience a decline in value of its portfolio securities.
Where Futures or options are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead; if the Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the Futures or options that is not offset by a reduction in the price of the securities which it had anticipated purchasing.
The particular municipal securities comprising the index underlying Municipal Security Index Futures will vary from the bonds held by a Fund. The correlation of the hedge with such bonds may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund's investments as compared to those comprising the Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Security Index may be subject to change over time, as additions to and deletions from the Municipal Security Index alter its structure. The correlation between U.S. Government Securities Futures and the municipal bonds held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such Futures and the prices of municipal obligations held by the Fund may be greater.
Trading in Municipal Security Index Futures may be less liquid than trading in other Futures. The trading of Futures and options is also subject to certain market risks, such as inadequate trading activity or limits on upward or downward price movements which could at times make it difficult or impossible to liquidate existing positions.
Regulatory Aspects of Futures and Options
In connection with futures and options transactions, a Fund will segregate cash or liquid assets in an amount required to comply with the 1940 Act.  Such segregated assets will be valued at market daily.  If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act requirements, additional liquid assets will be segregated.  In some instances, a Fund may "cover" its obligations using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff.
The "sale" of a Future means the acquisition by a Fund of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the value of the index or government security at the close of the last trading day of the Future and the price at which the Future is originally struck (which the Fund anticipates will be lower because of a subsequent rise in interest rates and a corresponding decline in the index value). This is referred to as having a "short" Futures position. The "purchase" of a Future means the acquisition by a Fund of a right to take delivery of such an amount of cash. In this case, the Fund anticipates that the closing value will be higher than the price at which the Future is originally struck. This is referred to as having a "long" futures position. No physical delivery of the bonds making up the index or the U.S. government securities, as the case may be, is made as to either a long or a short futures position.
Supplemental Information Regarding Other Investment Strategies and Practices
The following provides additional information about other investment strategies and practices that the Funds may use.
Cash Management and Defensive Investing
Cash Management.  Each Fund may invest its assets in money market funds, any type of taxable money market instrument and short-term debt securities, or may hold cash uninvested.
Defensive Investing.  Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing in shares of money market funds, any type of taxable money market instrument and short-term debt securities or holding cash uninvested without regard to any percentage limitations.  Although a Fund has the ability to take defensive positions, the Fund's Manager or, if applicable, Sub-Adviser, may choose not to do so for a variety of reasons, even during volatile market conditions.
Money market instruments or short-term debt securities held by a Fund for defensive investing purposes can fluctuate in value.  Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk.  If a Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash.  In addition, the Fund will not earn income on the cash and the Fund's yield will go down.  If a significant amount of a Fund's assets are used for defensive investing purposes, it will be more difficult for the Fund to achieve its investment objectives.
Supplemental Information Regarding Other Risks
Cybersecurity Issues
With the increased use of technologies such as the Internet to conduct business, each Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, attempts to gain unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, denying access, or causing other operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). The Funds' service providers regularly experience such attempts, and expect they will continue to do so.  The Funds are unable to predict how any such attempt, if successful, may affect the Funds and their shareholders.  While the Funds' service providers have established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.  Furthermore, the Funds cannot control the cybersecurity plans and systems put in place by service providers to the Funds such as the Sub-Adviser, The Bank of New York Mellon, the Funds' Custodian, and BNY Mellon Investment Servicing (US) Inc., the Funds' Shareholder Servicing Agent.  In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Funds nor the Manager exercises control.  Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber attacks.  Cybersecurity failures or breaches at the Manager or the Funds' service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with a Fund's ability to calculate its net asset value ("NAV"), impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs.  Such costs and losses may not be covered under any insurance.  In addition, maintaining vigilance against cyber attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber attacks.
Interfund Lending
To satisfy redemption requests or to cover unanticipated cash shortfalls, a Fund may enter into lending agreements ("Interfund Lending Agreements") under which the Fund would lend money and borrow money for temporary purposes directly to and from another fund in the Aquila Group of Funds through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order granted to the Funds permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.
If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.
A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another fund in the Aquila Group of Funds, the Fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1∕3% of its total assets.
No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund's net assets at the time of the loan. A Fund's Interfund Loans to any one Fund shall not exceed 5% of the lending Fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending Fund and may be repaid on any day by a borrowing Fund.
The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional lending costs.

Fund Policies

Investment Restrictions

Each Fund has adopted certain fundamental investment policies which, along with the Fund's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund.  For this purpose, a majority of the outstanding shares of a Fund means the vote of the lesser of (a) 67% or more of the dollar value of the Fund's shares present at a meeting or represented by proxy if the holders of more than 50% of the dollar value of its shares are so present or represented; or (b) more than 50% of the dollar value of the Fund's outstanding shares. The Board may change non-fundamental investment policies at any time.  Each Fund's fundamental policies are set forth below:

(1)	The Fund may not borrow money except as permitted by the 1940 Act.
(2)	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.
(3)	The Fund may lend money or other assets to the extent permitted by the 1940 Act.
(4)	The Fund may not issue senior securities except as permitted by the 1940 Act.
(5)	The Fund may not purchase or sell real estate except as permitted by the 1940 Act.
(6)	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by the 1940 Act.
(7)	The Fund may not make any investment if, as a result, the Fund's investments will be concentrated in any one industry, except as permitted by the 1940 Act.
(8)
Aquila Tax-Free Trust of Arizona only:  At least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Arizona state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

(9)
Aquila Tax-Free Fund of Colorado only:  At least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Colorado state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

(10)
Aquila Churchill Tax-Free Fund of Kentucky only:  At least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Kentucky income and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

(11)
Aquila Narragansett Tax-Free Income Fund only:  At least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Rhode Island state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

(12)
Aquila Tax-Free Fund For Utah only:  At least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Utah state individual and regular Federal income taxes, the income paid upon which will not be subject to the alternative minimum tax on individuals.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund's total assets from banks for any purpose, and to borrow up to 5% of the Fund's total assets from banks or other lenders for temporary purposes (the fund's total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a Fund's investment portfolio is known as "leveraging." Borrowing, especially when used for leverage, may cause the value of a Fund's shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund's portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund's net investment income in any given period. Currently, no Fund contemplates borrowing for leverage, but if a Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.
Each Fund may pledge its assets and guarantee the securities of another company without limitation, subject to the Fund's investment policies (including the fund's fundamental policy regarding borrowing) and applicable laws and interpretations.  Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the Funds' policies on senior securities. If a Fund were to pledge its assets, the Fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the Fund's Board, Manager and, if applicable, Sub-Adviser, regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff's position on this issue has changed.
With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund's underwriting commitments, when added to the value of the Fund's investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act"). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent a Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.
With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreement as loans.) While lending securities may be a source of income to a Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Manager or, if applicable, Sub-Adviser believes the income justifies the attendant risks. A Fund also will be permitted by this policy to make loans of money, including to other funds.  The policy in (3) above will be interpreted not to prevent a Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, "senior securities" are defined as Fund obligations that have a priority over a Fund's shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that a Fund may borrow money in amounts of up to one-third of the Fund's total assets from banks for any purpose. A Fund also may borrow up to 5% of the Fund's total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund can increase the speculative character of the Fund's outstanding shares through leveraging. Leveraging of a Fund's portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund's net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a Fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a Fund segregates cash or liquid securities in an amount necessary to pay the obligation or the Fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a Fund from owning real estate; however, a Fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, rules under the 1940 act generally limit a Fund's purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.
With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, rules under the 1940 Act generally limit a Fund's purchases of illiquid securities to 15% of net assets. If a Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.
With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes "concentration" in an industry. The SEC has taken the position that investment of 25% or more of a Fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a Fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The Funds characterize investments in securities the interest upon which is paid from revenues of similar type projects by the type or types of projects. Each Fund may invest more than 25% of its assets in industrial development bonds under the policy. In the case of an industrial development bond, if the bond is backed only by assets and revenues of a non-governmental user, then the non-governmental user would be deemed to be the sole issuer and such issuer would be subject to the 25% limit.  The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, a Fund may rely upon available industry classifications.
The Funds' fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.
Management of the Funds
The Board of Trustees
The business and affairs of the Funds are managed under the direction and control of the Funds' Board of Trustees. The Board of Trustees has authority over every aspect of the Funds' operations, including approval of the advisory and any sub-advisory agreements and their annual renewal, contracts with all other service providers and payments under each Fund's Distribution Plan and Shareholder Services Plan.
The Funds have an Audit Committee, consisting of Thomas A. Christopher, Glenn P. O'Flaherty and James R. Ramsey, each of whom is "independent" and not an interested person of the Funds. The Committee determines what independent registered public accounting firm will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and reviews the adequacy of the Funds' internal accounting procedures and controls.  The Audit Committee held two meetings during the fiscal year ended March 31, 2019.
The Funds have a Nominating Committee, consisting of all of the non-interested Trustees.  The Nominating Committee did not hold any meetings during the fiscal year ended March 31, 2019.  The committee will consider nominees recommended by the shareholders who may send recommendations to the Trust at its principal address for the attention of the Chair of the Nominating Committee.
The Funds have a Governance Committee, consisting of Diana P. Herrmann, Ernest Calderón, Gary C. Cornia, Grady Gammage, Jr. and Laureen L. White.  The Governance Committee oversees Board governance and related Trustee matters.  The Governance Committee did not hold any meetings during the fiscal year ended March 31, 2019.
The Funds face a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The Board of Trustees seeks continuously to be alert to potential risks regarding the Funds' business and operations as an integral part of its responsibility for oversight of the Funds. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. Under the overall oversight of the Board of Trustees, the Funds and the Manager, Sub-Adviser and other service providers to the Funds, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks.Operational or other failures, including cybersecurity failures, at any one or more of the Funds' service providers could have a material adverse effect on the Funds and their shareholders.
The Board of Trustees has a Chair who is an Independent Trustee. The Board of Trustees and its Chair address risk management as a regular part of their oversight responsibilities through contact with the Chief Compliance Officer and other key management personnel, and through policies and procedures in place for regulation of the Funds' activities and conduct.
In addition, a Risk Group, consisting of the Chief Compliance Officer, President, Executive Vice President and Treasurer of the Funds (who are also officers and/or employees of the Manager), as well as the Co-Presidents of the Distributor, meets and reports to the Board of Trustees as to significant risks and compliance matters. Issues raised are considered by the Board of Trustees as it deems appropriate.  Service providers to the Funds, such as the Funds' independent accountants, also make periodic reports to the Board of Trustees with respect to various aspects of risk management.
The Board of Trustees recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds' goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Funds, the Manager, a Sub-Adviser or other service providers. Because most of the Funds' operations are carried out by various service providers, the Board's oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational failures, is inherently limited (see "Cybersecurity Issues" above). As a result of the foregoing and other factors, the Board of Trustees' risk management oversight is subject to substantial limitations.
The Board of Trustees has determined that its leadership structure is appropriate because it serves to facilitate the orderly and efficient flow of information to the Trustees from management, including the Manager and the Sub-Adviser (if applicable), and otherwise enhance the Board of Trustees' oversight role.  The Board of Trustees has also determined that its leadership structure is appropriate given the circumstances that the Funds invest primarily in municipal obligations issued by certain states, counties and various other local authorities, and the Board of Trustees uses the local knowledge of its Trustees as well as their business experience.
Trustees and Officers
The following material includes information about the Trustees and officers of the Trust.  All shares of a Fund listed as owned by the Trustees are Class A shares unless indicated otherwise.

Name and Year of Birth (1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee(4)
Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998
Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(5) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager  since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
11
Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Name and Year of Birth (1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-interested Trustees
Thomas A. Christopher Danville, KY (1947)	Chair of the Board of Aquila Municipal Trust since 2017; Trustee since 2009	Principal, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since July 2017, previously Senior Partner, since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, 2011-2018; member of the Kentucky Primary Care Technical Advisory Committee, since 2017; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations.	5	None

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctoral Candidate (2020) University of Southern California; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

Name and Year of Birth (1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009
Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Chair, Utah State Securities Commission, since 2019, Commissioner, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor's Tax Review Committee, 1993-2009.

			8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee
Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O'Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, "The Future of the Suburban City" Island Press, 2016.	7	None
Glenn P. O'Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

Name and Year of Birth (1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
James R. Ramsey Louisville, KY (1948)	Trustee of Aquila Municipal Trust since 2013
President, University of Louisville from November 2002 to June 2016; Professor of Economics, University of Louisville, 1999-present; Kentucky Governor's Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.

			5	Community Bank and Trust, Pikeville, KY; former director: Texas Roadhouse Inc.
Laureen L. White(6) North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None

(1) The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY  10036.
(2) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(3) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.
(4) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.
(5) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

(6) Marc A. Paulhus, President of Citizens Bank, Rhode Island at Citizens Financial Group, Inc., is a member of the Board of Directors of the Greater Providence Chamber of Commerce.  Ms. White is the President of the Greater Providence Chamber of Commerce.  Citizens Investment Advisors, the Sub-Adviser of Aquila Narragansett Tax-Free Income Fund, is a department of Citizens Bank, N.A., a bank subsidiary of Citizens Financial Group, Inc.

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers
Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Municipal Trust since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager's parent since 2003; Chief Operating Officer of the Manager and the Manager's parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager's parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Manager of the Distributor since 2012.

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013
Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Paul G. O'Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010
President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010 and all funds since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Robert C. Arnold Scottsdale, AZ (1973)	Vice President of Aquila Municipal Trust since 2019
Vice President, Aquila Municipal Trust since March 2019; Regional Sales Manager, Aquila Distributors LLC since 2018; Financial Advisor, Prudential Advisors, 2017 - 2018; Founder/Consultant, Brixx Cooper Consulting, 2015-2016; Vice President, National Accounts & Regional Advisory Consultant, Advisors Asset Management Inc., 2008-2015.

Craig T. DiRuzzo Greenwood Village, CO (1976)	Vice President of Aquila Municipal Trust since 2013
Vice President, Aquila Municipal Trust, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)
Vice President of Aquila Municipal
Trust since 2013; Lead Portfolio
Manager of Aquila Churchill
Tax-Free Fund of Kentucky
(since 2011); Portfolio Manager
of Aquila Tax-Free Trust of
Arizona (since 2017) and Aquila
Tax-Free Fund For Utah (since 2017)

Vice President and portfolio manager or co-portfolio manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Vice President and portfolio manager of Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017); President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Brandon M. Moody LaGrange, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Anthony Tanner Phoenix, AZ (1960)
Vice President of Aquila Municipal
Trust, Lead Portfolio Manager of
Aquila Tax-Free Trust of Arizona,
 and Portfolio Manager of Aquila
Churchill Tax-Free Fund of
Kentucky and Aquila Tax-Free
Fund For Utah since 2018

Vice President and Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018; Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; a Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

James T. Thompson Bountiful, Utah (1955)
Vice President of Aquila Municipal
Trust and Lead Portfolio Manager
 of Aquila Tax-Free Fund For Utah
 since 2009; Portfolio Manager,
Aquila Tax-Free Trust of Arizona
 and Aquila Churchill Tax-Free
Fund of Kentucky since 2017

Vice President and portfolio manager or co-portfolio manager of Aquila Tax-Free Fund For Utah, since 2009; Vice President or Assistant Vice President and portfolio manager or backup portfolio manager of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2009; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis South Jordan, UT (1963)	Vice President of Aquila Municipal Trust since 2013
Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Tax-Free Fund For Utah since 2003, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Amy L. Rydalch Kamas, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013
Assistant Vice President of Aquila Municipal Trust since 2013; Assistant Vice President, Aquila Tax-Free Fund For Utah since 2010, independent credit analyst, 2001-2009, for Aquila Tax-Free Fund For Utah.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012
Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.
Anita Albano New York, NY (1973)	Assistant Secretary of Aquila Municipal Trust since 2018
Assistant Secretary of all funds in the Aquila Group of Funds since 2018; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010
Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000
Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1) The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY  10036.
(2) The term of office of each officer is one year.
The specific experience, qualifications, attributes or skills that led to the conclusion that these persons should serve as Trustees of the Funds at this time in light of the Funds' business and structure, in addition to those listed above, were as follows.

Diana P. Herrmann:
Over 37 years of experience in the financial services industry, 31 of which have been in mutual fund management, most recently as the Chair, Chief Executive Officer, President and Director of Aquila Management Corporation (“Aquila”), Founder and Sponsor of the Aquila Group of Funds and parent of the adviser, manager or administrator of each fund of the Aquila Group of Funds, and previously as the Chief Operating Officer, Executive Vice President, Senior Vice President or Vice President of Aquila.

Ernest Calderón:
Knowledgeable about economic and governmental affairs as a lawyer and educator active in public affairs in the region as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for over 14 years.

Thomas A. Christopher:
Knowledgeable about operation and governance of mutual funds as an investment company board member for 26 years; knowledgeable about financial matters as a partner of an accounting firm as detailed above.

Gary C. Cornia:
Experienced educator knowledgeable about business and finance as a business school dean as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 25 years.

Grady Gammage, Jr.:
Knowledgeable about economic and governmental affairs as a lawyer, and educator active in land use, water issues and other public affairs in the state and region as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 17 years.

Glenn P. O’Flaherty:
Knowledgeable about financial markets and operation of mutual funds as a chief financial officer, chief operating officer and chief compliance officer of various investment management firms as detailed above and as an investment company board member for 12 years.

James R. Ramsey:
Experienced educator and knowledgeable about economic and governmental affairs as a prior State Budget Director, Chief State Economist and university president as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for over 31 years.

Laureen L. White:
Knowledgeable about local government affairs as a chamber of commerce executive as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for over 13 years.

References to the qualifications, attributes and skills of Trustees are pursuant to the requirements of the SEC, do not constitute holding out of the Board or any Trustee as having special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Securities Holdings of the Trustees
(as of 12/31/18)

Following is information regarding the holdings of each Trustee in the Funds.

Name of Trustees	Dollar Range of Ownership in Aquila Tax-Free Trust of Arizona (1)	Dollar Range of Ownership in Aquila Tax-Free Fund of Colorado (1)	Dollar Range of Ownership in Aquila Churchill Tax-Free Fund of Kentucky(1)	Dollar Range of Ownership in Aquila Narragansett Tax-Free Income Fund(1)	Dollar Range of Ownership in Aquila Tax-Free Fund For Utah(1)	Aggregate Dollar Range of Ownership in funds in the Aquila Group of Funds (1)
Interested Trustee
Diana P. Herrmann	C	C	C	C	C	E
Non-interested Trustees
Ernest Calderón	C	C	C	C	C	D
Thomas A. Christopher	C	C	E	C	C	E
Gary C. Cornia	C	D	C	C	E	E
Grady Gammage, Jr.	D	C	B	B	C	E
Glenn P. O’Flaherty	B	C	B	B	B	E
James R. Ramsey	C	C	E	C	C	E
Laureen L. White	B	B	C	C	B	C

(1)         A. None
            B. $1-$10,000
            C. $10,001-$50,000
            D. $50,001-$100,000
            E. Over $100,000

None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager, the Sub-Adviser or the Distributor.
Trustee Compensation
The Funds do not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Manager or a Sub-Adviser.
For the fiscal year ended March 31, 2019, Aquila Tax-Free Trust of Arizona  paid a total of $92,215 in compensation and reimbursement of expenses to the Trustees, Aquila Tax-Free Fund of Colorado paid a total of $98,366 in compensation and reimbursement of expenses to the Trustees, Aquila Churchill Tax-Free Fund of Kentucky paid a total of $74,383 in compensation and reimbursement of expenses to the Trustees, Aquila Narragansett Tax-Free Income Fund paid a total of $88,356 in compensation and reimbursement of expenses to the Trustees, and Aquila Tax-Free Fund For Utah paid a total of $132,961 in compensation and reimbursement of expenses to the Trustees.  No other compensation or remuneration of any type, direct or contingent, was paid by a Fund to its Trustees.

Each Fund is a fund in the Aquila Group of Funds, which, as of the date of this SAI, consist of seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund. The following table lists the compensation of all non-interested Trustees who received compensation from the Funds and the compensation they received during the fiscal year ended March 31, 2019 from each of the Funds and from other funds in the Aquila Group of Funds. None of such Trustees has any pension or retirement benefits from any of the funds in the Aquila Group of Funds.
Name	Aquila Tax-Free Trust of Arizona - Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2019	Aquila Tax-Free Fund of Colorado - Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2019	Aquila Churchill Tax-Free Fund of Kentucky - Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2019	Aquila Narragansett Tax-Free Income Fund Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2018	Aquila Tax-Free Fund For Utah Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2019	Compensation as Trustee from All Funds in the Aquila Group of Funds for the Fiscal Year ended March 31, 2019	Numberof Funds in the Aquila Group of Funds Overseen by the Trustee for the Fiscal Year ended March 31, 2019(1)
Ernest Calderón	$9,855.28	$9,825.18	$7,538.42	$8,229.50	$13,551.62	$49,000.00	5
Thomas A. Christopher	$16,228.60	$16,506.38	$12,707.82	$14,351.95	$22,705.25	$84,000.00	5
Gary C. Cornia	$9,061.62	$9,538.50	$7,204.38	$8,406.28	$13,851.72	$112,300.00	8
Grady Gammage, Jr.	$10,419.38	$10,417.33	$7,480.46	$8,213.36	$13,898.07	$87,000.00	7
Glenn P. O'Flaherty	$12,440.26	$13,533.64	$10,634.23	$11,507.00	$17,766.77	$183,000.00	8
James R. Ramsey	$9,244.68	$10,227.77	$7,866.24	$8,078.68	$14,082.63	$49,500.00	5
Laureen L. White	$9,549.12	$10,026.00	$7,691.88	$9,393.78	$13,839.22	$50,500.00	5
(1) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.
Class A Shares of each Fund may be purchased without a sales charge by the Fund's Trustees and officers.  (See "Reduced Sales Charges for Certain Purchases of Class A Shares," below.)
Ownership of Securities

Aquila Tax-Free Trust of Arizona
Institutional 5% shareholders
On July 9, 2019, the following persons held 5% or more of any class of Aquila Tax-Free Trust of Arizona's outstanding shares. On the basis of information received from the institutional holders, the Trust's management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 211 Main Street San Francisco, CA	Class A Class C Class Y	2,289,149 145,634 430,382	11.83% 18.16% 10.46%
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class Y	444,779	10.81%
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO	Class A	1,356,969	7.01%
Morgan Stanley Smith Barney LLC Harborside Financial Center Jersey City, NJ	Class C	122,917	15.33%
Wells Fargo Clearing Services LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C Class Y	3,519,848 324,419 752,128	18.18% 40.46% 18.28%
Merrill Lynch Pierce Fenner & Smith Inc. FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL	Class C	48,368	6.03%
LPL Financial 4707 Executive Dr. San Diego, CA	Class Y	379,047	9.21%

Additional 5% Shareholders

The Trust's management is not aware of any other person beneficially owning more than 5% of any class of Aquila Tax-Free Trust of Arizona's outstanding shares as of such date.
Management Ownership
As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Tax-Free Trust of Arizona's outstanding shares.

Aquila Tax-Free Fund of Colorado
Institutional 5% shareholders
On July 9, 2019, the following persons held 5% or more of any class of Aquila Tax-Free Fund of Colorado's outstanding shares. On the basis of information received from the institutional holders, the Trust's management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 211 Main Street San Francisco, CA	Class A	1,755,214	9.87%
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO	Class A	2,001,472	11.26%
LPL Financial 4707 Executive Dr. San Diego, CA	Class A Class Y	880,270 768,263	4.95% 11.19%
Morgan Stanley Smith Barney LLC Harborside Financial Center Jersey City, NJ	Class A Class C Class Y	1,526,308 138,065 675,541	8.59% 18.24% 9.84%
Wells Fargo Clearing Services LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C Class Y	3,765,613 335,257 1,697,838	21.18% 44.28% 24.72%
Merrill Lynch Pierce Fenner & Smith Inc. FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL	Class C	40,602	5.36%
Alpine Bank Wealth Management 225 North 5th St. Grand Junction, CO	Class Y	667,204	9.71%

Additional 5% Shareholders

The Trust's management is not aware of any other person beneficially owning more than 5% of any class of Aquila Tax-Free Fund of Colorado's outstanding shares as of such date.
Management Ownership
As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Tax-Free Fund of Colorado's outstanding shares.

Aquila Churchill Tax-Free Fund of Kentucky
Institutional 5% shareholders
On July 9, 2019, the following persons held 5% or more of any class of Aquila Churchill Tax-Free Fund of Kentucky's outstanding shares. On the basis of information received from the institutional holders, the Trust's management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 211 Main Street San Francisco, CA	Class A Class C	2,323,746 144,658	17.33% 23.77%
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class Y	510,025	20.35%
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO	Class A Class C	2,219,797 94,696	16.56% 15.56%
Pershing LLC 1 Pershing Plaza Jersey City, NJ	Class Y	158,351	6.32%
Wells Fargo Clearing Services LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C Class I	2,208,367 72,394 611,263	16.47% 11.89% 98.60%
LPL Financial 4707 Executive Dr. San Diego, CA	Class A Class C Class Y	681,391 46,532 192,833	5.08% 7.65% 7.69%
UBS WM USA OMNI Account M/F 100 Harbor Blvd 5th Fl Weehawken, NJ	Class Y	163,692	6.53%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ	Class A Class Y	997,166 711,022	7.44% 28.37%

Additional 5% Shareholders

The Trust's management is not aware of any other person beneficially owning more than 5% of any class of Aquila Churchill Tax-Free Fund of Kentucky's outstanding shares as of such date.

Management Ownership
As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Churchill Tax-Free Fund of Kentucky's outstanding shares.
Aquila Narragansett Tax-Free Income Fund
Institutional 5% shareholders
On July 9, 2019, the following persons held 5% or more of any class of Aquila Narragansett Tax-Free Income Fund's outstanding shares. On the basis of information received from the institutional holders, the Trust's management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 211 Main Street San Francisco, CA	Class C	40,100	6.69%
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class I	6,503	36.19%
Merrill Lynch Pierce Fenner & Smith Inc. FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL	Class A Class C Class Y	1,267,596 313,538 610,788	11.81% 52.28% 6.17%
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO	Class A Class C Class F	2,582,712 79,639 92,884	24.06% 13.28% 99.29%
Morgan Stanley Smith Barney LLC Harborside Financial Center Jersey City, NJ	Class A	717,673	6.69%
Citizens Bank NA 10 Tripps Lane Riverside, RI	Class Y	3,453,806	34.86%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA	Class I Class Y	11,360 1,186,002	63.22% 11.97%
Additional 5% Shareholders

The Trust's management is not aware of any other person beneficially owning more than 5% of any class of Aquila Narragansett Tax-Free Income Fund's outstanding shares as of such date.

Management Ownership
As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Narragansett Tax-Free Income Fund's outstanding shares.
Aquila Tax-Free Fund For Utah
Institutional 5% shareholders
On July 9, 2019 the following persons held 5% or more of any class of Aquila Tax-Free Fund For Utah's outstanding shares. On the basis of information received from the institutional holders, the Trust's management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Merrill Lynch Pierce Fenner & Smith Inc. FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL	Class C Class Y	318,829 678,720	10.50% 5.04%
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 211 Main Street San Francisco, CA	Class A	2,239,776	11.21%
Pershing LLC 1 Pershing Plaza Jersey City, NJ	Class A Class C Class Y	1,634,139 152,333 1,405,472	8.18% 5.02% 10.44%
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO	Class A Class C Class F	4,076,807 269,845 165,933	20.40% 8.88% 99.06%
Morgan Stanley Smith Barney LLC Harborside Financial Center Jersey City, NJ	Class C	137,501	4.53%
LPL Financial 4707 Executive Dr. San Diego, CA	Class C	290,076	9.55%
Wells Fargo Clearing Services LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C Class Y	4,128,534 1,243,234 2,663,032	20.66% 40.93% 19.79%

Additional 5% Shareholders

The Trust's management is not aware of any other person beneficially owning more than 5% of any class of Aquila Tax-Free Fund For Utah's outstanding shares as of such date.

Management Ownership
As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Tax-Free Fund For Utah's outstanding shares.
Investment Advisory and Other Services
Information About the Manager, the Sub-Advisors and the Distributor
Management Fees
During the fiscal years listed below, the Funds incurred management fees (investment advisory fees) as follows:
Aquila Tax-Free Trust of Arizona

Fiscal Year Ended March 31, 2019:
$1,030,190
Fiscal Year Ended March 31, 2018:
$1,147,517
Fiscal Year Ended March 31, 2017:
$1,225,709
Aquila Tax-Free Fund of Colorado

Fiscal Year Ended March 31, 2019:
$1,358,169(1)
(1)  $54,327 was waived
Fiscal Year Ended March 31, 2018:
$1,542,508(1)
(1)  $61,700 was waived
Fiscal Year Ended March 31, 2017:
$1,623,810(1)
(1)  $64,952 was waived

Aquila Churchill Tax-Free Fund of Kentucky

Fiscal Year Ended March 31, 2019:
$802,051
Fiscal Year Ended March 31, 2018:
$969,259
Fiscal Year Ended March 31, 2017:
$1,039,611
Aquila Narragansett Tax-Free Income Fund

Fiscal Year Ended March 31, 2019:
$1,125,289(1)
(1)  $178,937 was waived
Fiscal Year Ended March 31, 2018:
$1,208,390(1)
(1)  $193,343 was waived
Fiscal Year Ended March 31, 2017:

$1,264,175(1)
(1)  $202,268 was waived
Aquila Tax-Free Fund For Utah

Fiscal Year Ended March 31, 2019:
$1,917,564(1)
(1)  $102,942 was waived
Fiscal Year Ended March 31, 2018:
$2,036,919(1)
(1)  $107,705 was waived

Fiscal Year Ended March 31, 2017:
$2,114,028(1)
(1)  $90,625 was waived.
The management fees are treated as Fund expenses and, as such, are allocated to each class of shares based on the relative net assets of that class.
Aquila Distributors LLC, 120 West 45th Street, Suite 3600, New York, NY  10036 is each Fund's Distributor. The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.
The Distributor is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder and sponsor of each fund in the Aquila Group of Funds.
The Advisory and Administration Agreement
Each Fund's Advisory and Administration Agreement provides that, subject to the direction and control of the Board of Trustees, the Manager shall:
(i)           supervise continuously the investment program of the Fund and the composition of its portfolio;
(ii)           determine what securities shall be purchased or sold by the Fund;
(iii)           arrange for the purchase and the sale of securities held in the portfolio of the Fund; and
(iv)           at its expense provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund.
Each Fund's Advisory and Administration Agreement provides that the Manager shall give to the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Manager shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Manager. Nothing therein contained shall, however, be construed to protect the Manager against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.
Each Fund's Advisory and Administration Agreement provides that nothing in it shall prevent the Manager or any affiliated person (as defined in the 1940 Act) of the Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Manager expressly represents that, while acting as Manager, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Manager shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Manager for inclusion therein. The Manager shall promptly inform the Fund as to any information concerning the Manager appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction, which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund's Declaration of Trust with respect to the services provided by the Manager, the Fund agrees to provide the benefits of such indemnification.
Each Fund's Advisory and Administration Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization ("Sub-Adviser"), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the "Sub-Advisory Agreement") approved as provided in Section 15 of the 1940 Act. With respect to Aquila Tax-Free Fund of Colorado and Aquila Narragansett Tax-Free Income Fund, the Manager has delegated all of such functions to the Sub-Adviser in the Sub-Advisory Agreement.
Each Fund's Advisory and Administration Agreement also provides that, subject to the direction and control of the Board of Trustees of the Fund, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Fund under the Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:
(i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;
(ii) oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund's shares;
(iii) maintain the Fund's books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;
(iv) prepare, on behalf of the Fund and at the Fund's expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time; and
(v) respond to any inquiries or other communications of shareholders of the Fund and broker/dealers, or if any such inquiry or communication is more properly to be responded to by the Fund's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.
In addition, the Advisory and Administration Agreement for Aquila Tax-Free Fund of Colorado provides that the Manager shall either keep the accounting records of the Fund, including the computation of net asset value per share and the dividends (provided that if there is a Sub-Adviser, daily pricing of the Fund's portfolio shall be the responsibility of the Sub-Adviser under the Sub-Advisory Agreement) or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Fund.

Each Fund's Advisory and Administration Agreement provides that any investment program furnished by the Manager shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the 1940 Act or as amended by the shareholders of the Fund.
Each Fund's Advisory and Administration Agreement provides that nothing in it shall prevent the Manager or any affiliated person (as defined in the 1940 Act) of the Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Manager expressly represents that, while acting as Manager, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Manager shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Manager for inclusion therein. The Manager shall promptly inform the Fund as to any information concerning the Manager appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund's Declaration of Trust with respect to the services provided by the Manager, the Manager agrees to provide the sub-adviser, if any, the benefits of such indemnification.
Each Fund's Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.
Each Fund's Advisory and Administration Agreement provides that the Fund bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any sub-adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter except for certain expenses of those who are officers of the Fund; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its  shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; and (xi) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.  In addition, each Fund except for Aquila Tax-Free Fund of Colorado bears the expenses of keeping the Fund's accounting records including the computation of net asset value per share and the dividends
Each Fund's Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the

Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Fund outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment: with respect to Aquila Tax-Free Trust of Arizona, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.25 of 1% of such net asset value and provided further, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.20 of 1% of such asset value; with respect to Aquila Tax-Free Fund of Colorado, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.30 of 1% from current fees of 0.50 of 1% of such net asset value; with respect to Aquila Churchill Tax-Free Fund of Kentucky, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall  be reduced to the annual rate of 0.33 of 1% of such net asset value and provided further, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.26 of 1% of such asset value; with respect to Aquila Narragansett Tax-Free Income Fund, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.27 of 1% of such net asset value; and with respect to Aquila Tax-Free Fund For Utah, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.27 of 1% of such net asset value.
Aquila Tax-Free Trust of Arizona:  For its services with respect to Aquila Tax-Free Trust of Arizona, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value; provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40 of 1% of such net asset value.
Aquila Tax-Free Fund of Colorado: For its services with respect to Aquila Tax-Free Fund of Colorado, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% of net assets of the Fund.
Aquila Churchill Tax-Free Fund of Kentucky:  For its services with respect to Aquila Churchill Tax-Free Fund of Kentucky, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value; provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40 of 1% of such net asset value.

Aquila Narragansett Tax-Free Income Fund: For its services with respect to Aquila Narragansett Tax-Free Income Fund, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% of net assets of the Fund.

Aquila Tax-Free Fund For Utah: For its services with respect to Aquila Tax-Free Fund For Utah, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% of net assets of the Fund.

Expense Waiver and Reimbursement - Aquila Tax-Free Fund of Colorado
The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1%  of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000 through September 30, 2020.  The Manager may not terminate the arrangement without the approval of the Board of Trustees.
Expense Waiver and Reimbursement - Aquila Narragansett Tax-Free Income Fund
Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000 through September 30, 2020. The Manager may not terminate the arrangement without the approval of the Board of Trustees.

Prior to October 1, 2018, the Manager agreed to waive fees and/or reimbursed Fund expenses so that total Fund expenses would not exceed 0.84% for Class A Shares, 1.68% for Class C Shares, 0.67% for Class F Shares, 1.02% for Class I Shares, and 0.69% for Class Y Shares.

Expense Waiver and Reimbursement - Aquila Tax-Free Fund For Utah
The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000 through September 30, 2020. The Manager may not terminate the arrangement without the approval of the Board of Trustees.
Prior to October 1, 2018, the Manager agreed to waive fees and/or reimbursed Fund expenses so that total Fund expenses would not exceed 0.84% for Class A Shares, 1.64% for Class C Shares, 0.62% for Class F Shares and 0.64% for Class Y Shares.
Sub-Advisory Agreement - Aquila Tax-Free Fund of Colorado
The services of Davidson Fixed Income Management Inc. doing business in Colorado as Kirkpatrick Pettis Capital Management, the Sub-Adviser for Aquila Tax-Free Fund of Colorado, are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser's expense for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund.
The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the  1940 Act or as amended by the shareholders of the Fund.
The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager, and to the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser.
The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund's Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.
The Sub-Advisory Agreement contains provisions regarding brokerage described below under "Brokerage Allocation and Other Practices."
The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.
The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Fund, at the Sub-Adviser's expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser's, administrator's or principal underwriter's duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser will also pay all compensation of the Fund's officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.
The Sub-Advisory Agreement provides that it shall, unless terminated as therein provided, continue in effect  from year to year so long as such continuance is specifically approved at least annually (1) by a vote of the Fund's Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the  1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or  (2) by a vote of the holders of a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Fund and by such a vote of the Trustees.
The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days' written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-

Adviser sixty days' written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Manager or the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the dollar value of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Investment Advisory Agreement.
For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed on the net asset value of Aquila Tax-Free Fund of Colorado as of the close of business each business day at the annual rates of 0.20 of 1% of such net asset value.  The Sub-Adviser has contractually undertaken to waive its fees so that sub-advisory fees are equivalent to 0.18 of 1% of net assets of the Fund up to $400,000,000; 0.16 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.14 of 1% of net assets above $1,000,000,000.  This contractual undertaking is in effect until September 30, 2020.
Sub-Advisory Agreement - Aquila Narragansett Tax-Free Income Fund
The services of Citizens Investment Advisors, the Sub-Adviser for Aquila Narragansett Tax-Free Income Fund, are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser's expense for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund.
The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the  1940 Act or as amended by the shareholders of the Fund.
The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager, and to the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser.
Nothing therein contained shall, however, be construed to protect the Sub-Adviser against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.
The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund's Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.
The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.
The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Fund, at the Sub-Adviser's expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser's, administrator's or principal underwriter's duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser at its expense will provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, will provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund. The Sub-Adviser at its expense will provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, will provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund. The Sub-Adviser will also pay all compensation of the Fund's officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.
The Sub-Advisory Agreement provides that it shall, unless terminated as therein provided, continue in effect  from year to year so long as such continuance is specifically approved at least annually (1) by a vote of the Fund's Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the  1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or  (2) by a vote of the holders of a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Fund and by such a vote of the Trustees.
The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days' written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days' written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Manager or the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the dollar value of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Investment Advisory Agreement.
For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rates of 0.23 of 1% of such net asset value.
Sub-Advisory Fees
Aquila Tax-Free Fund of Colorado
During the fiscal years listed, the Manager accrued sub-advisory fees to the Sub-Adviser as follows:

Year	Fee	Waivers
2019	$543,268	$54,327

2018	$617,003	$61,700

2017	$642,524	$64,952

Aquila Narragansett Tax-Free Income Fund
During the fiscal years listed, the Manager accrued sub-advisory fees to the Sub-Adviser as follows:
Year	Fee	Waivers
2019	$517,633	$101,276

2018	$555,859	$108,753

2017	$545,362	$106,701

Information about the Manager and the Sub-Adviser

The Funds' Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder and sponsor of each fund in the Aquila Group of Funds.  As of June 30, 2019, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund, with aggregate assets of approximately $3.1 billion, of which approximately $2.6 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager.  AMC was founded in 1984 and is owned by Diana P. Herrmann and members of her family.  Ms. Herrmann is Vice Chair, a Trustee and the President of the Trust and Chair and Chief Executive Officer of AMC.  Performance of the Advisory and Administration Agreement is guaranteed by AMC.
Davidson Fixed Income Management Inc. is a registered investment adviser that does business in Colorado and Oregon as Kirkpatrick Pettis Capital Management. The Sub-Adviser provides a wide range of fixed-income investment management services for organizations including non-profit entities, higher education institutions, state governments, school districts, and all levels of local government.  The Sub-Adviser and its predecessor companies have served as investment sub-adviser to Tax-Free Fund of Colorado since 1992. The Sub-Adviser has approximately $1.1 billion in assets under management. It has a local office at 1550 Market Street, Denver, Colorado 80202 and is a wholly-owned subsidiary of Davidson Companies, based at 8 Third Street North, Great Falls, Montana.
Citizens Investment Advisors is a department of Citizens Bank, N.A., a bank subsidiary of Citizens Financial Group, Inc. ("CFG"). CFG is a commercial bank holding company with total assets of $161.3 billion. It is headquartered in Providence, Rhode Island, and, through its subsidiaries, has 1,100 branches and nearly 18,100 employees. It operates its branch network in 11 states and has non-branch retail and commercial offices in select markets nationwide.
Additional Information About the Portfolio Managers
Aquila Tax-Free Trust of Arizona:  The portfolio management team consists of Mr. Tony Tanner, Mr. James Thompson and Mr. Royden Durham, who are responsible for the day-to-day management of the Fund. The portfolio management team also manages Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah. The portfolio managers do not manage any other investment companies, pooled investment vehicles or separate accounts.
There are in general no situations where the Fund's opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts (funds), except that there may be occurrences where a scarcity of bonds of Arizona issuers hinders the execution of the Fund's investment program.
The portfolio managers are each employed and compensated by the Manager, not the Fund.  They receive a fixed salary, with a discretionary bonus.  Their compensation is not performance-based.  Like all of the Manager's employees, they are eligible to participate in the Manager's 401(k) Plan and are participants in the Manager's Employee Stock Ownership Plan. The Manager's overall compensation and benefits program is designed to attract and retain highly qualified investment management professionals and to motivate such individuals to align their interests with those of the Fund's shareholders.  Mr. Tanner owns securities of the Fund in the range of $10,001 - $50,000.  Mr. Durham and Mr. Thompson each own shares of the Fund in the range of $1 - $10,000.
Aquila Tax-Free Fund of Colorado: The Fund's portfolio manager is Mr. Christopher B. Johns.  He manages the Fund and Aquila Tax-Free Trust of Oregon, another fund in the Aquila Group of Funds with assets under management of approximately $602 million as of March 31, 2019.  Mr. Johns manages no other investment companies and no other pooled investment vehicles. He manages 8 other accounts with assets totaling approximately $181 million as of March 31, 2019, which do not pay him performance-based compensation.  His compensation is a fixed salary plus bonus, which is calculated on a fixed percentage of annual fee revenue received by the Sub-Adviser. He receives no compensation from the Fund or the Fund's investment adviser.
There are in general no situations where the Fund's opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts, except that there may be occurrences where a scarcity of bonds of Colorado issuers hinders the execution of the Fund's investment program – a factor that affects all accounts sharing the same investment strategy.  In such situations, the Sub-Adviser is bound to allocate trades fairly among all such accounts, adhering to its policies and procedures on trade allocation, its Code of Ethics and applicable compliance procedures.  In addition, the minimum block sizes and maturity requirements of purchases for the Fund  typically differ from the investment requirements of other accounts managed by the portfolio manager.
Mr. Johns owns securities of the Fund in the range of $100,001 - $500,000.

Aquila Churchill Tax-Free Fund of Kentucky:   The portfolio management team consists of Mr. Royden Durham, Mr. Tony Tanner, and Mr. James Thompson, who are responsible for the day-to-day management of the Fund. The portfolio management team also manages Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah. The portfolio managers do not manage any other investment companies, pooled investment vehicles or separate accounts.
There are in general no situations where the Fund's opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts (funds), except that there may be occurrences where a scarcity of bonds of Kentucky issuers hinders the execution of the Fund's investment program.
The portfolio managers are each employed and compensated by the Manager, not the Fund.  They receive a fixed salary, with a discretionary bonus.  Their compensation is not performance-based.  Like all of the Manager's employees, they are eligible to participate in the Manager's 401(k) Plan and are participants in the Manager's Employee Stock Ownership Plan.  The Manager's overall compensation and benefits program is designed to attract and retain highly qualified investment management professionals and to motivate such individuals to align their interests with those of the Fund's shareholders. Mr. Durham owns securities of the Fund in the range of $10,001 - $50,000.  Mr. Tanner and Mr. Thompson each own shares of the Fund in the range of $1 - $10,000.
Aquila Narragansett Tax-Free Income Fund: Mr. Jeffrey K. Hanna is the portfolio manager responsible for the day-to-day management of the Fund.
Mr. Hanna also manages approximately 110 other relationships, with aggregate assets of $698,955,112  at May 31, 2019. Mr. Hanna does not manage other investment company portfolios or pooled investment vehicles.
The compensation paid by the clients varies, based on the type of account and services provided, and, in some situations, it is individually negotiated.  Generally, compensation by these clients and the funds is computed as a percentage of assets under management.  No account or fund has performance based fees.
There are in general no situations where the Fund's opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts, except that there may be occurrences where a scarcity of bonds of Rhode Island issuers hinders the execution of the Fund's investment program.  The minimum block sizes and maturity requirements of purchases for the Fund typically differ from the investment requirements of other accounts managed by the portfolio manager.
Mr. Hanna is employed and compensated by Citizens Bank, N.A., of which the Sub-Adviser is a department.  As of May 31, 2019, Mr. Hanna received fixed compensation not based upon the value of assets or the investment performance of the Fund and accounts that he manages.  Mr. Hanna may be eligible to receive a bonus which is not dependent upon the value of assets or the performance of the Fund or the performance of other accounts he manages.  The method of determining compensation of the portfolio manager is the same for the Fund as for all other accounts he manages.
In addition, as of May 31, 2019, Mr. Hanna's compensation included a participation in the Bank's Retirement Savings Plan.  Like all employees of the Bank, Mr. Hanna is eligible to participate in the Bank's Retirement Savings Plan and Employee Stock Purchase Plan.  Under the Retirement Savings Plan, various types of contributions are made for employees by the Bank including profit sharing, value sharing, and matching contributions.

Currently, Mr. Hanna has an interest or owns securities of the Fund in the range of $10,001 - $50,000.
Aquila Tax-Free Fund For Utah:  The portfolio management team consists of Mr. James Thompson, Mr. Royden Durham and Mr. Tony Tanner, who are responsible for the day-to-day management of the Fund. The portfolio management team also manages Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky. The portfolio managers do not manage any other investment companies, pooled investment vehicles or separate accounts.
There are in general no situations where the Fund's opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts (funds), except that there may be occurrences where a scarcity of bonds of Utah issuers hinders the execution of the Fund's investment program.
The portfolio managers are each employed and compensated by the Manager, not the Fund.  They receive a fixed salary, with a discretionary bonus.  Their compensation is not performance-based.  Like all of the Manager's employees, they are eligible to participate in the Manager's 401(k) Plan and are participants in the Manager's Employee Stock Ownership Plan.  The Manager's overall compensation and benefits program is designed to attract and retain highly qualified investment management professionals and to motivate such individuals to align their interests with those of the Fund's shareholders.  Mr. Thompson owns securities of the Fund in the range of $100,001 - $500,000.  Mr. Durham and Mr. Tanner each own securities of the Fund in the range of $1 - $10,000.
Underwriting Commissions
During the fiscal years listed, the aggregate dollar amount of sales charges on sales of Class A shares of each Fund and the amount retained by the Distributor, respectively, were as follows:
Aquila Tax-Free Trust of Arizona
	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2019:
	$66,116	$13,526

Fiscal Year Ended March 31, 2018:
	$116,580	$21,036

Fiscal Year Ended March 31, 2017:
	$249,455	$46,503

Aquila Tax-Free Fund of Colorado:

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2019:
	$37,820	$14,685

Fiscal Year Ended March 31, 2018:
	$85,520	$19,413

Fiscal Year Ended March 31, 2017:
	$215,687	$43,006

Aquila Churchill Tax-Free Fund of Kentucky:
	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2019:
	$42,972	$4,088

Fiscal Year Ended March 31, 2018:
	$134,509	$12,487

Fiscal Year Ended March 31, 2017:
	$288,223	$24,171

Aquila Narragansett Tax-Free Income Fund:
	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2019:
	$107,887	$10,531

Fiscal Year Ended March 31, 2018:
	$161,341	$20,097

Fiscal Year Ended March 31, 2017:
	$328,529	$35,023

Aquila Tax-Free Fund For Utah:
	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2019:
	$120,343	$13,272

Fiscal Year Ended March 31, 2018:
	$222,624	$18,848

Fiscal Year Ended March 31, 2017:
	$521,349	$45,228
Class A Shares - In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, "Commissions"), in amounts that vary with the size of the sales charge as follows:
Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund of Colorado:

Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price

Less than $25,000	4.00%	3.00%
$25,000 but less than $50,000	3.75%	3.00%
$50,000 but less than $100,000	3.50%	2.75%
$100,000 but less than $250,000	3.25%	2.75%

Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and the net amount invested (the amount of your investment less the sales charge) for any particular purchase of Fund shares may be higher or lower due to rounding.
Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund
and Aquila Tax-Free Fund For Utah:

Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price

Less than $25,000	4.00%	3.50%
$25,000 but less than $50,000	3.75%	3.50%
$50,000 but less than $100,000	3.50%	3.25%
$100,000 but less than $250,000	3.25%	3.00%

Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and the net amount invested (the amount of your investment less the sales charge) for any particular purchase of Fund shares may be higher or lower due to rounding.
Distribution Plan
Each Fund has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act.  Each Fund's Distribution Plan has five parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) (if the Fund offers Class I Shares), to distribution payments related to Class T Shares (Part IV) and to certain defensive provisions (Part V).

For purposes of Parts I, II, III and IV, the Distributor will consider shares which are not Qualified Holdings of broker/dealers unaffiliated with the Manager, Sub-Adviser or Distributor to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.
Provisions Relating to Class A Shares(Part I)
Part I of the Plan applies only to the Front-Payment Class Shares ("Class A Shares") of each Fund (regardless of whether such class is so designated or is redesignated by some other name).
As used in Part I of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors LLC (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part I ("Class A Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares.  "Qualified Holdings" shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.
Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class A Permitted Payments") to Qualified Recipients, which Class A Permitted Payments may be made  directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), up to 0.15 of 1% of the average annual net assets of Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund represented by the Front-Payment Class Shares, and up to 0.20 of 1% of the average annual net assets of Aquila Tax-Free Fund For Utah represented by the Front-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Front-Payment Class Shares. With respect to Aquila Tax-Free Fund of Colorado, the Board of Trustees has approved payments under this Part of the Distribution Plan at the annual rate of 0.05 of 1% of all of the average annual net assets of the Fund represented by the Front-Payment Shares class of shares.
The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above.  The Distributor is authorized, but not directed, to take into  account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of a Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of a Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of a Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.
While Part I is in effect, the Funds' Distributor shall report at least quarterly to the Funds' Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.
Part I will, unless terminated as hereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by each Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance.  Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part I applies.  Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I, and all material amendments must be approved by each Fund's Trustees and its Independent Trustees in the manner set forth above.
In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class A Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.
Provisions Relating to Class C Shares (Part II)
Part II of the Plan applies only to the Level-Payment Class Shares ("Class C Shares") of each Fund (regardless of whether such class is so designated or is redesignated by some other name).
As used in Part II of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of a Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part II ("Class C Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.
Subject to the direction and control of the Fund's Board of Trustees, each Fund may make payments ("Class C Permitted Payments") to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under  the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.
While Part II is in effect, the Funds' Distributor shall report at least quarterly to the Funds' Trustees in writing for their review on the following matters:  (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Funds, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Funds an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part II will, unless terminated as therein provided, continue in effect from year to year  so long as such continuance is specifically approved at least annually by each Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance.  Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part II applies.  Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II, and all material amendments must be approved by each Fund's Trustees and its Independent Trustees in the manner set forth above.
In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class C Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.
Provisions Relating to Class I Shares (Part III) (Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund only)
Part III of the Plan applies only to the Financial Intermediary Class Shares ("Class I Shares") of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund (regardless of whether such class is so designated or is redesignated by some other name).
As used in Part III of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of a Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part III ("Class I Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Class I Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.
Subject to the direction and control of the Fund's Board of Trustees, each Fund may make payments ("Class I Permitted Payments") to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by Class I Shares.  A distribution fee of up to 0.15 of 1% of the average annual net assets of each Fund represented by Class I Shares is currently authorized by the Trustees.  Such payments shall be made only out of a Fund's assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.
While Part III is in effect, the Funds' Distributor shall report at least quarterly to the Funds' Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Funds, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Funds an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.
Part III will, unless terminated as thereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by each Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III, and all material amendments must be approved by each Fund's Trustees and its Independent Trustees in the manner set forth above.
In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class I Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.

Provisions Relating to Class T Shares (Part IV)
Part IV of the Plan applies only to the Transactional Class Shares ("Class T Shares") of each Fund (regardless of whether such class is so designated or is redesignated by some other name). None of the Funds currently offer Class T Shares.
Defensive Provisions (Part V)
Another part of each Plan (Part V) states that if and to the extent that any of the payments listed below are considered to be "primarily intended to result in the sale of" shares issued by a Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any  proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or "Blue-Sky" laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.
The Plan states that while it is in effect, the selection and nomination of those Trustees of a Fund who are not "interested persons" of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.
The Plan defines as a Fund's Independent Trustees those Trustees who are not "interested persons" of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by each Fund's Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.
The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.  Specifically, but without limitation, the provisions of Part V shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of a Fund.
Payments Under the Plan
During its fiscal year ended March 31, 2019, payments were made by the Aquila Tax-Free Trust of Arizona under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made by Aquila Tax-Free Trust of Arizona under Part III of the Plan because no Class I Shares were outstanding during the fiscal year ended March 31, 2019.
During its fiscal year ended March 31, 2019, payments were made by Aquila Tax-Free Fund of Colorado under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made by Aquila Tax-Free Fund of Colorado under Part III of the Plan because no Class I Shares were outstanding during the fiscal year ended March 31, 2019.
During its fiscal year ended March 31, 2019, payments were made by Aquila Churchill Tax-Free Fund of Kentucky under Part I, Part II and Part III of the Plan.  All payments were to Qualified Recipients and were for compensation.

During its fiscal year ended March 31, 2019, payments were made by Aquila Narragansett Tax-Free Income Fund under Part I, Part II and Part III of the Plan. All payments were to Qualified Recipients and were for compensation.
During its fiscal year ended March 31, 2019, payments were made by Aquila Tax-Free Fund For Utah under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made under Part III of the Plan because no Class I Shares were outstanding during the fiscal year ended March 31, 2019.
Payments to Qualified Recipients
During the fiscal year ended March 31, 2019, payments to Qualified Recipients by the Funds under each part of the Plan and the amounts of such payments to the Distributor and others were as follows:
Aquila Tax-Free Trust of Arizona

	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients

Part I	$295,620	$33,123	$262,497
Part II	$86,582	$28,806	$57,776

Aquila Tax-Free Fund of Colorado

	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients

Part I	$94,189	$5,087	$89,102
Part II	$93,375	$30,795	$62,580

Aquila Churchill Tax-Free Fund of Kentucky

	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients

Part I	$223,950	$8,184	$215,766
Part II	$59,498	$19,187	$40,311
Part III	$6,912	$0	$6,912

Aquila Narragansett Tax-Free Income Fund

	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients

Part I	$169,067	$11,999	$157,068
Part II	$57,433	$20,089	$37,344
Part III	$128	$0	$128

Aquila Tax-Free Fund For Utah

	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients

Part I	$406,588	$16,988	$389,600
Part II	$354,709	$115,383	$239,326

All payments to Other Qualified Recipients, most of whom are broker/dealers, and to the Distributor, were for compensation. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to Other Qualified Recipients.
Amounts paid under the Plan as compensation to Qualified Recipients, including the Distributor, are not based on the recipient's expenses in providing distribution, retention and/or shareholder servicing assistance to the Fund and, accordingly, are not regarded as reimbursement of such expenses.
Shareholder Services Plan
Separate from the Fund's Distribution Plan, each Fund has adopted a Shareholder Services Plan (the "Services Plan") to provide for the payment with respect to Class C Shares and Class I Shares of the Fund (if the Fund offers Class I Shares) of "Service Fees" within the meaning of the Conduct Rules of the National Association of Securities Dealers (as incorporated in the rules of the Financial Industry Regulatory Authority (FINRA)). The Services Plan applies only to the Class C Shares and Class I Shares of each Fund (regardless of whether such class is so designated or is redesignated by some other name).
Provisions for Level-Payment Class Shares (Class C Shares) (Part I)
As used in Part I of each Fund's Services Plan, "Qualified Recipients" shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of a Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Investment Management LLC or any successor serving as manager or administrator of the Fund.
Subject to the direction and control of each Fund's Board of Trustees, the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor.
During the fiscal year ended March 31, 2019, $28,861 was paid to the Distributor under Part I of the Plan with respect to Aquila Tax-Free Trust of Arizona; $31,125 was paid to the Distributor under Part I of the Plan with respect to Aquila Tax-Free Fund of Colorado; $19,833 was paid to the Distributor under Part I of the Plan with respect to Aquila Churchill Tax-Free Fund of Kentucky; $19,144 was paid to the Distributor under Part I of the Plan with respect to Aquila Narragansett Tax-Free Income Fund; and $118,237 was paid to the Distributor under Part I of the Plan with respect to Aquila Tax-Free Fund For Utah.
Provisions for Financial Intermediary Class Shares (Class I Shares) (Part II) (Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund only)
As used in Part II of the Services Plan for Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund, "Qualified Recipients" shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Investment Management LLC or any successor serving as manager or administrator of the Fund.
Subject to the direction and control of each Fund's Board of Trustees, the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.
During the fiscal year ended March 31, 2019, payments made to Qualified Recipients under Part II of the Plan with respect to Aquila Churchill Tax-Free Fund of Kentucky's Class I Shares amounted to $17,279.  During the fiscal year ended March 31, 2019, payments made to Qualified Recipients under Part of the Plan with respect to Aquila Narragansett Tax-Free Income Fund's Class I Shares, together with amounts paid with respect to the same shares under Part III of the Fund's Distribution Plan, amounted to $320.  No Class I Shares of Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado or Aquila Tax-Free Fund For Utah were outstanding during such Funds' fiscal year ended March 31, 2019.
General Provisions
While each Fund's Services Plan is in effect, the Funds' Distributor shall report at least quarterly to the Funds' Trustees in writing for their review on the following matters:  (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Distributor or accrued during such quarter.  In addition, if any Qualified Recipient is an "affiliated person," as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.
Each Fund's Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not "interested persons" (as defined in the 1940 Act) of the Fund and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the "Independent Trustees"), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.
Each Fund's Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.
While each Fund's Services Plan is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.
Codes of Ethics
Each Fund, the Manager, each Sub-Adviser, and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Fund invests, but only in compliance with the provisions of the codes.

Transfer Agent, Custodian and Independent Registered Public Accounting Firm
Each Fund's Shareholder Servicing Agent (transfer agent and dividend-paying agent) is BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581.
Each Fund's Custodian, The Bank of New York Mellon, 240 Greenwich Street, New York 10286, is responsible for holding the Fund's assets.
Each Fund's independent registered public accounting firm, Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102 performs an annual audit of the Fund's financial statements.
Brokerage Allocation and Other Practices
During the fiscal years ended March 31, 2019, 2018 and 2017, all of the Funds' portfolio transactions were principal transactions and no brokerage commissions were paid.
The Manager or Sub-Adviser (with respect to Aquila Tax-Free Fund of Colorado and Aquila Narragansett Tax-Free Income Fund) shall select such broker/dealers ("dealers") as shall, in the Manager or Sub-Adviser's judgment, as applicable, implement the policy of the Fund to seek to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price.  Municipal obligations, including state obligations, purchased and sold by a Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. A Fund may also purchase municipal obligations from underwriters, and dealers in fixed-price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case a Fund will incur a brokerage commission. In allocating transactions to dealers, the Manager or Sub-Adviser, as applicable, is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or, if applicable, commission available if the Manager or Sub-Adviser, as applicable, determines in good faith that the amount of the spread or, if applicable, commission is reasonable in relation to the value of the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by the dealer, viewed either in terms of the particular transaction or the Manager or Sub-Adviser's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Manager or Sub-Adviser, as applicable, is authorized, in making such allocation, to consider whether a dealer has provided such brokerage or research services. Each Fund recognizes that no dollar value can be placed on such brokerage or research services and that such brokerage or research services may or may not be useful to the Fund and may be used for the benefit of the Manager or Sub-Adviser or their other clients.
The Sub-Adviser to Aquila Tax-Free Fund of Colorado may use its affiliated broker-dealer, D.A. Davidson & Co. to execute a portion of the Fund's portfolio securities transactions.  Any such transactions are subject to compliance with the 1940 Act and with the requirement that the Sub-Adviser seek to achieve "best execution" for such transactions, as discussed above.  None of the Funds engaged in any such affiliated brokerage transactions during its fiscal years ended March 31, 2019, 2018 and 2017.

Capital Stock
The Funds currently offer the following classes of shares.
* Front-Payment Class Shares ("Class A Shares") are offered to investors at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases including previous purchases of shares of any class of any of the funds in the Aquila Group of Funds. There is no sales charge on purchases of $250,000 or more, but redemptions of shares so purchased are generally subject to a contingent deferred sales charge ("CDSC"). Class A Shares of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund are subject to a fee under the Fund's Distribution Plan at the rate of up to 0.15 of 1% of the average annual net assets represented by the Class A Shares.  Class A Shares of Aquila Tax-Free Fund of Colorado are subject to a fee under the Fund's Distribution Plan at the rate of up to 0.15 of 1% (currently 0.05 of 1%) of the average annual net assets  represented by the Class A Shares. Class A Shares of Aquila Tax-Free Fund For Utah are subject to a fee under the Fund's Distribution Plan at the rate of 0.20 of 1% of the average annual net assets represented by the Class A Shares.
* Level-Payment Class Shares ("Class C Shares") are offered to investors at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares of each Fund. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a CDSC; this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made. Class C Shares are subject to a fee under each Fund's Distribution Plan at the rate of 0.75 of 1% of the average annual net assets represented by the Class C Shares and a service fee of 0.25 of 1% of such assets.
* Fiduciary Class Shares ("Class F Shares") are offered and sold only through financial intermediaries with which the Distributor has entered into sales agreements, and are not offered directly to retail customers. Class F Shares are offered at net asset value with no sales charge, no contingent deferred sales charge, and no distribution fee.
*Financial Intermediary Class Shares ("Class I Shares") (Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund only) are offered and sold only through financial intermediaries with which Aquila Distributors LLC has entered into sales agreements, and are not offered directly to retail customers. Class I Shares of each Fund are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers.  Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares.  A distribution fee of up to 0.15 of 1% of such net assets is currently authorized by the Board of Trustees of each Fund.  In addition, Class I Shares of each Fund may pay a service fee of up to 0.25 of 1% of such assets.
*Institutional Class Shares ("Class Y Shares") are offered and sold only through institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares of each Fund are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.
As an open-end management investment company, each Fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Purchase, Redemption and Pricing of Shares." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of each Fund are fully paid and non-assessable. Shares will remain on deposit with the Funds' transfer agent and certificates are no longer issued.
Each Fund is a series of Aquila Municipal Trust, a Massachusetts business trust. The Trustees have authorized the issuance of the following classes of shares of each Fund, designated as Class A, Class C, Class F, Class I and Class Y shares. None of the Funds currently offer Class T Shares.  Each share of a class of a Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of a Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.
The shares of each class of a Fund represent an interest in the same portfolio of investments of the Fund. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.
The Funds' Declaration of Trust provides for shareholder voting as required by the 1940 Act or other applicable laws. The Funds are not required to hold an annual meeting of shareholders, but a Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. Shareholders are entitled to one vote for each dollar value of net asset value (number of shares owned times net asset value per share) represented by the shareholder's shares in the Funds, on each matter on which that shareholder is entitled to vote. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.
The Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed from office (a) with or without cause by action of the holders of the majority of shares of the Funds present in person or by proxy at any meeting of shareholders, provided that a quorum is present or (b) for cause by action of at least two-thirds (2/3) of the remaining Trustees.  A Trustee also may be removed from office without cause by unanimous action of the remaining Trustees.
The Trustees are authorized to amend the Declaration of Trust without the vote of shareholders under certain circumstances.  However, the Trustees are required to submit a future amendment to a vote of shareholders if such a vote were required by applicable law or if the amendment diminishes or eliminates any voting rights of shareholders under the Declaration.  The Declaration provides that shareholders generally have the power to vote (a) with respect to the merger, reorganization or sale of assets of a Fund, (b) under certain circumstances, with respect to the termination of the Trust or a series or a class of the

Trust, and (c) for the election or removal of Trustees.  The Trust or a series or a class of the Trust may be terminated (i) if such action is recommended by the vote of a majority of the Trustees, by vote of at least a majority of shares present in person or by proxy at any meeting of shareholders, provided that a quorum is present; or (ii) by unanimous vote of the Trustees with notice to, but without the approval of, shareholders.
Each Fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine.  Each Fund may involuntarily redeem a shareholder's shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a Fund with identification required by law, if a Fund is unable to verify the information received from the shareholder, or if a determination is made that direct or indirect ownership of shares has become concentrated in a shareholder to an extent that would disqualify a Fund as a regulated investment company under the Code.Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.
The Declaration of Trust specifically requires shareholders, upon demand, to disclose to a Fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Fund may disclose such ownership if required by law or regulation.
The Declaration of Trust provides that a Fund may close out a shareholder's account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration of Trust permits a Fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.
The Declaration of Trust gives broad authority to the Trustees to establish additional series and classes and to determine the rights and preferences of the shares of the series and classes, and to change those rights and preferences from time to time.  The Declaration of Trust provides that shares of a series represent an interest in that series only and not in the assets of any other series or the Trust generally.
The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a Fund, may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of a Fund is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which a Fund itself would be unable to meet its obligations.
The Declaration of Trust provides that no Trustee, officer or employee of the Trust shall owe any duty, or have any related liability to any person (including without limitation any shareholder) other than to the Trust or any series of the Trust.  The Declaration of Trust provides that no Trustee, officer or employee of the Trust shall be liable to a Fund or to any shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual's office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.  The Declaration of Trust requires the Funds to indemnify each Trustee, director, officer, employee, or agent of the Trust to the extent permitted by law against liability and against all expenses reasonably incurred in connection with any claim, action, suit or proceeding in which the Trustee, officer or employee becomes involved as a party or otherwise by virtue of being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred in settlement thereof.The 1940 Act currently provides that no officer or director shall be protected from liability to a Fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Declaration of Trust extends to trustees, officers and employees of the Fund, the full protection from liability that the law allows.  The Declaration of Trust provides that the appointment, designation or identification of a Trustee as chairperson, a member of a committee, an expert, lead independent trustee, or any other special appointment, designation or identification shall not impose any heightened standard of care or liability on such Trustee.
The Declaration of Trust provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions.  Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on a Fund's Trustees.  The Declaration of Trust details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand.  If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to prove to a court that the decision of the Trustees was not a good faith exercise of their business judgment on behalf of the Fund.  The Declaration of Trust further provides that shareholders owning shares representing at least 10% of the voting power of the Fund or class of shares of the Fund must join in bringing the derivative action.  If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose.  If a derivative action is brought in violation of the procedures required by the Declaration of Trust, the shareholders bringing the action may be responsible for the Fund's costs, including attorneys' fees, if a court determines that the action was brought without reasonable cause or for an improper purpose.
The Declaration of Trust provides that no shareholder may bring a direct action claiming injury as a shareholder of the Trust or any series or class thereof, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a series or class, unless the shareholder has suffered an injury distinct from that suffered by shareholders of the Trust, or the series or class, generally.  Under the Declaration of Trust, a shareholder bringing a direct claim must be a shareholder of the series or class with respect to which the direct action is brought at the time of the injury complained of, or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time.
The Declaration of Trust further provides that a Fund shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys' fees that a Fund is obligated to pay shall be calculated using reasonable hourly rates.  The Declaration of Trust also requires that any direct or derivative shareholder action against or on behalf of the Trust, its trustees, officers or employees must be brought in the United States District Court for the District of Massachusetts, in Boston, Massachusetts, or if such action cannot be brought in such court, then in Massachusetts Superior Court, Business Litigation Session, in Boston, Massachusetts.  In addition, shareholders have no right to jury trial for such an action.

The Declaration of Trust also provides that shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust with any service provider or other agent or contract with the Trust, including, without limitation, any third party beneficiary rights, except as may be expressly provided in any service contract or agreement.
Purchase, Redemption, and Pricing of Shares
The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.
The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load ("CDSC") waivers, which are discussed below. In all instances, it is the purchaser's responsibility to notify the Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts. Please see the section "Broker-Defined Sales Charge Waiver Policies" in the Prospectus to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.
Sales Charges for Purchases of $250,000 or More of Class A Shares
You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares include:
(i)	Class A Shares issued in a single purchase of $250,000 or more by a single purchaser; and
(ii)
Class A Shares issued when the value of the purchase, together with the value (based on purchase cost or current net asset value, whichever is higher) of shares of the Fund or any other fund in the Aquila Group of Funds that are owned by the purchaser, is $250,000 or more.

CDSC Class A Shares do not include Class A Shares purchased without a sales charge as described under "General" below.
Broker/Dealer Compensation - Class A Shares
Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.
Redemption of CDSC Class A Shares
Aquila Tax-Free Fund of Colorado and Aquila Narragansett Tax-Free Income Fund only:
If you redeem all or part of your CDSC Class A Shares during the two years after you purchase them, you may have to pay a special CDSC upon redemption of those shares.  CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC (see "Reduced Sales

Charges for Certain Purchases of Class A Shares" below). The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.
When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds ("Aquila Fund Shares") that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased.  The CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased on or after July 25, 2019 is set forth in the following table:

Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed During First Two Years After Purchase
$250,000 and up to $2.5 million	0.50 of 1% on shares redeemed in year 1 0.25 of 1% on shares redeemed in year 2
Over $2.5 million	0.25 of 1% on shares redeemed in year 1 No CDSC on shares redeemed in year 2
The CDSC will not apply to CDSC Class A Shares held for longer than two years.

Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed. A series of investments may increase the total value of all shares of funds in the Aquila Group of Funds that you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila Fund Shares you owned was lower.

The Fund will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the two-year holding period will end on the first business day of the 24th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 24 depending on when your actual purchase was made.

The CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased prior to July 25, 2019 is set forth in the following table:

Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed
$250,000 and up to $2.5 million	1% on shares redeemed in years 1 & 2 0.50 of 1% on shares redeemed in years 3 & 4
Over $2.5 million and up to $5 million	0.50 of 1% on shares redeemed in year 1 0.25 of 1% on shares redeemed in year 2 No CDSC on shares redeemed in years 3 & 4
Over $5 million	None

Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah only:

If you redeem all or part of your CDSC Class A Shares during the one-year period after you purchase them, you may have to pay a special CDSC upon redemption of those shares.  CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC (see "Reduced Sales Charges for Certain Purchases of Class A Shares" below). The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds ("Aquila Fund Shares") that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased.  The CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased on or after July 25, 2019 is set forth in the following table:

Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed During First Year After Purchase
$250,000 and up to $2.5 million	0.50 of 1%
Over $2.5 million	0.25 of 1%

The CDSC will not apply to CDSC Class A Shares held for longer than one year.
Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed. A series of investments may increase the total value of all shares of funds in the Aquila Group of Funds that you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila Fund Shares you owned was lower.
The Fund will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the one-year holding period will end on the first business day of the 12th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 12 depending on when your actual purchase was made.

The CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased prior to July 25, 2019 is set forth in the following table:

Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed
$250,000 and up to $2.5 million	1% on shares redeemed in years 1 & 2
Over $2.5 million and up to $5 million	0.50 of 1% on shares redeemed in year 1 0.25 of 1% on shares redeemed in year 2
Over $5 million	None

All Funds:

The CDSC will be waived for:
•	Redemption following the death of the shareholder or beneficial owner.
•	Redemption by the Fund when an account falls below the minimum required account size.
•
Redemption by an investor who purchased $250,000 or more without an initial sales charge if the securities dealer of record waived or deferred its commission in connection with the purchase, with notice to the investor and the Fund at the time of purchase.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see "Broker-Defined Sales Charge Waiver Policies" in the Prospectus more information.
Broker/Dealer Compensation-CDSC Class A Shares
The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares on or after July 25, 2019 as follows:

Amount of Purchase	Amount Distributed to Broker/Dealer as a Percentage of Purchase Price
$250,000 but less than $2.5 million	0.50 of 1%

$2.5 million or more	0.25 of 1%

Prior to July 25, 2019, the Distributor paid a dealer that executed a purchase of CDSC Class A Shares as follows:

Amount of Purchase	Amount Distributed to Broker/Dealer as a Percentage of Purchase Price
$250,000 but less than $2.5 million	1%

$2.5 million but less than $5 million	0.50 of 1%

$5 million or more	0.25 of 1%

Reduced Sales Charges for Certain Purchases of Class A Shares
Rights of Accumulation
"Single purchasers" may qualify for a reduced sales charge in accordance with the schedule set forth in the Prospectus when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of shares previously purchased, together with Class A Shares of your subsequent purchase, amounts to $25,000 or more.
Letters of Intent
"Single purchasers" may also qualify for reduced sales charges, in accordance with the same schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, with a sales charge, within a thirteen-month period, Class A Shares of the Fund through a single selected dealer or the Distributor. Class A Shares of the Fund which you previously purchased, also with a sales charge, and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see the Letter of Intent provisions of the New Account Application.
General
As noted above, availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or, if applicable, CDSC waivers, from those set forth below.  Please see "Broker-Defined Sales Charge Waiver Policies" in the Prospectus more information.

Class A Shares may be purchased without a sales charge by:
*	current and former Trustees and officers of any funds in the Aquila Group of Funds;
*
the directors, managers, officers and certain employees, former employees and representatives of the Manager, the Distributor, and the sub-adviser of any  fund in the Aquila Group of Funds and the parents and/or affiliates of such companies;

*	broker dealers, their officers and employees and other investment professionals;
*	certain persons connected with firms providing legal, advertising or public relations assistance to the Funds;
*	certain family members of, and plans for the benefit of, the foregoing; and
*	plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority.
Purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.
Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which a Fund is a party.
Each Fund permits the sale of its Class A Shares at prices that reflect the elimination of the sales charge to investors who are members of certain qualified groups.
A qualified group is a group or association that
(i)	satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;
(ii)	gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and
(iii)	complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer.
At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.
Examples of a qualified group include, but are not limited to:
*	certain wrap accounts, asset allocation programs or other fee-based arrangements for the benefit of clients of investment professionals or other financial intermediaries; and
*	certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.

Class A Shares may be purchased without a sales charge by investors who purchase shares through a self-directed brokerage account program offered by an intermediary that has entered into an agreement with the fund's distributor. Intermediaries offering such programs may or may not charge transaction fees.
Class A purchases at net asset value may be available to group employer-sponsored retirement plans. Waivers for group employer-sponsored retirement plans do not apply to traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans, or to shares held in commission-based broker-dealer accounts.
The foregoing sales charge waivers are generally available for qualified purchases through all financial intermediaries that offer shares of the Funds, except as set forth under "Broker-Defined Sales Charge Waiver Policies" in the Prospectus.
Investors may exchange securities acceptable to the Manager and Sub-Adviser (if applicable) for shares of the Fund. The Funds believe such exchange provides a means by which holders of certain securities may invest in a Fund without the expense of selling the securities in the open market. The investor should furnish, either in writing or by FAX or e-mail, to the Manager a list with a full and exact description (including CUSIP numbers) of all securities proposed for exchange. The Manager will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. The Manager has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Fund's assets. The investor must certify that there are no legal or contractual restrictions on the free transfers and sale of the securities. Upon receipt by the Custodian of the securities and all required documents for transfer, the securities will be valued as of the close of business on that day in the same manner as the Fund's portfolio securities are valued each day. Shares of the Fund having an equal net asset value as of the close of the same day will be registered in the investor's name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for Federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine Federal, state and local tax consequences.
Additional Compensation for Financial Intermediaries
The Distributor and/or its related companies may pay compensation out of their own assets to certain broker/dealers and other financial intermediaries ("financial advisors") above and beyond sales commissions, 12b‑1 or certain service fees and certain recordkeeping/sub-transfer agency fees paid by the Funds, in connection with the sale, servicing or retention of Fund shares.  This compensation, which may be significant in dollar amounts to the Distributor and/or its related companies, could create an incentive for a financial advisor to sell Fund shares.  You should ask your financial advisor to obtain more information on how this additional compensation may have influenced your advisor's recommendation of a Fund.
Such additional compensation (which is sometimes referred to as "revenue sharing") is paid out of the Distributor's (or related company's) own resources, without additional charge to a Fund or its shareholders, although such resources may include profits derived from services provided to the Funds.  Additional cash payments may be based on a percentage of gross sales, a percentage of assets or number of accounts maintained or serviced by the financial advisor, and/or a fixed dollar amount, and is different for different financial advisors.

At its discretion, the Distributor determines whether to pay additional compensation and the amount of any such payments based on factors the Distributor deems relevant.  Factors considered by the Distributor generally include the financial advisor's reputation, training of the financial advisor's sales force, quality of service, ability to attract and retain assets for the Funds, expertise in distributing a particular class of shares of the Fund, and/or access to target markets.  The Distributor (or related companies) may pay additional compensation for services with respect to the Funds and other funds in the Aquila Group of Funds without allocation for services provided to particular funds.
Typically, additional compensation in the form of education and/or marketing support payments is made towards one or more of the following:
•	assistance in training and educating the financial advisor's personnel;
•	participation in the financial advisor's conferences and meetings;
•	advertising of the Funds' shares;
•	payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives;
•	other incentives or financial assistance to financial advisors in connection with promotional, training or educational seminars or conferences;
•	shareholder education events;
•	exhibit space or sponsorships at regional or national events of financial intermediaries;
•	participation in special financial advisor programs;
•	continued availability of the Fund's shares through the financial advisor's automated trading platform;
•	access to the financial advisor's sales representatives and national sales management personnel by the Distributor or Fund representatives;
•	inclusion of the Funds and/or the Aquila Group of Funds on preferred or recommended sales lists; and
•	other comparable expenses at the discretion of the Distributor.
The financial advisors to whom the Distributor may pay, or has paid additional compensation in the form of education and/or marketing support payments since January 1, 2019, include 1st Global Capital Corp., American Enterprise Investment, AXA Advisors LLC, Bankoh Investment Services Inc., Cetera Advisor Network, Charles Schwab, CUSO Financial Services, Edward D Jones & Co LP, Fidelity / National Financial Services LLC, Hilltop Securities Inc., Janney Montgomery Scott LLC, JP Morgan, LPL Financial, Merrill, Morgan Stanley, Pershing LLC, Raymond James & Associates, Raymond James Financial, RBC Capital Markets LLC< Roosevelt & Cross Inc., Stifel Nicolaus & Company Inc., TD Ameritrade Inc., UBS Financial Services Inc., US Bancorp Investments Inc., Vanguard, Voya Financial Advisors Inc., Waddell & Reed Inc., Wedbush Securities Inc. and Wells Fargo Advisors LLC.

The Distributor and/or related companies may compensate financial advisors not listed above.  The Distributor and/or related companies may enter into additional compensation arrangements or change arrangements at any time without notice.
The Distributor and/or its related companies currently compensate financial advisors on a case by case basis.  Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.
Class F Shares are only available in cases where the intermediary will not receive additional compensation with respect to Class F Shares.
Automatic Withdrawal Plan (Class A Shares Only)
You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares of the Fund having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares, Class F Shares, Class I Shares (if the Fund offers Class I Shares) or Class Y Shares.
Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Automatic Withdrawal Plan will generally give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the New Account Application.)
Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum  investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.
Share Certificates
The Funds no longer issues share certificates. If you own certificated shares and have lost the certificates, you may incur delay and expense when redeeming the shares.
Reinvestment Privilege (Class A and C Shares Only)
If you reinvest proceeds of a redemption of Class A or Class C Shares within 120 days of the redemption, you will not have to pay any additional sales charge on the reinvestment, and any CDSC deducted upon the redemption will be refunded. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.
The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.
Exchange Privilege
Shareholders of each Fund have an exchange privilege as set forth below. Exchanges can be made among this Fund and other funds in the Aquila Group of Funds. All exchanges are subject to certain conditions described below.

Generally, you can exchange shares of any class of a Fund for shares of the same class of other funds in the Aquila Group of Funds without the payment of a sales charge or any other fee. The exchange privilege is available to Class I Shares (if the Fund offers Class I Shares) or Class Y Shares to the extent that other Aquila-sponsored funds are made available to its customers by your financial intermediary. All exchanges of Class I or Class Y Shares must be made through your financial intermediary.  Call 800-437-1000 for more information on the exchange privilege.
Because excessive trading in Fund shares can be harmful to the Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Fund or any of the other Funds in the Aquila Group of Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Fund or any other Fund in the Aquila Group of Funds.
The following important information should be noted:
CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.
If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.
Each of the funds in the Aquila Group of Funds reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Fund may also modify or terminate this exchange privilege at any time on not less than 60 days' written notice to shareholders.
All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired; (iii) the ownership of the accounts from which and to which the exchange is made are identical; and (iv) the exchange privilege is available with the share class owned.
The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange, telephone:
800-437-1000 toll-free
Note: The Funds, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.
Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares.

An exchange is generally treated for Federal tax purposes as a redemption and purchase of shares and will generally result in the realization of a short- or long-term capital gain or loss, depending on the value of the shares received in the exchange, the cost or other tax basis of the shares exchanged and the holding period.  Should any capital loss be realized, no representation is made as to its deductibility.
Dividends paid by a fund whose shares you receive in an exchange may be taxable to you.  You should consult your tax adviser before acquiring shares of another fund under the exchange privilege arrangement.
If you are considering an exchange into one of the other funds in the Aquila Group of Funds, you should obtain a copy of and carefully read its Prospectus.
Same Fund Exchange Privilege
Certain shareholders may be eligible to exchange their shares for shares of another class. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.
Conversion of Class C Shares
Class C Shares automatically convert to Class A Shares six years after the date of purchase.  Conversion of Class C Shares into Class A Shares will be effected at relative net asset values after the sixth anniversary of your purchase of Class C Shares, on the 15th day of the month (or the next business day thereafter), except as noted below. Accordingly, if the sixth anniversary of your purchase of Class C Shares occurs on or after the 15th day of the month, conversion will be effected on the 15th day of the following month.  Thus, the holding period applicable to your Class C Shares may be up to five weeks more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila Group of Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Fund or of another of the Aquila Group of Funds.
"Transfer on Death" Registration (Not Available for Class I Shares (if the Fund offers Class I Shares) or Class Y Shares)
Each of the funds in the Aquila Group of Funds permits registration of its shares in beneficiary form, subject to the funds' rules governing Transfer on Death ("TOD") registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a "TOD State"; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of a Fund in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent or your broker/dealer. The Rules, which are subject to amendment upon 60 days' notice to TOD account owners, contain important information regarding TOD accounts with the Funds; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares' not being transferred to your designated beneficiaries. If you open a TOD account with the Fund that is otherwise acceptable but, for whatever reason, neither the Fund nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Fund reserves the right not to honor your TOD designation, in which case your account will become part of your estate.

You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Fund may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a gain or loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Fund reserves the right not to honor your TOD designation. At the date of this SAI, almost all states are TOD States, but you should consult your tax advisor regarding the circumstances in your state of residence.
An investor in Class F, Class I or Class Y should discuss the availability of TOD registration with the investor's financial intermediary.
Computation of Net Asset Value

The net asset value of the shares of each Fund's classes is determined on each day that the New York Stock Exchange is open, as of the scheduled close of regular trading (normally 4:00 p.m., New York time), by dividing the value of the Fund's net assets allocable to each class by the total number of its shares of such class then outstanding.  If the New York Stock Exchange closes at another time, each Fund will calculate its net asset value as of the scheduled closing time. Portfolio securities generally are valued on the basis of market valuations furnished by a pricing service, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies to determine valuation.  Any securities or assets for which pricing services are unable to supply prices, or if the prices supplied are determined to be unreliable are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Fund's Board of Trustees.
Purchases and Redemptions of Shares
Each Fund has authorized one or more financial intermediaries to receive on its behalf purchase and redemption orders for shares of the Fund; one or more of those financial intermediaries are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized financial intermediary or, if applicable, the financial intermediary's authorized designee receives the order. Such orders will be priced at the Fund's net asset value next determined after they are received by the authorized financial intermediary or, if applicable, its authorized designee and accepted by the Fund.
Purchases and Redemptions Through Broker/Dealers
A broker/dealer may charge its customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and should be disclosed to its customers by each individual broker/dealer. These processing or service fees are typically fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your broker/dealer should provide you with specific information about any processing or service fees you will be charged.
Limitation of Redemptions in Kind
Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Per Share" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.
Disclosure of Portfolio Holdings
Under Fund policies, the Manager publicly discloses the complete schedule of each Fund's portfolio holdings, as reported at the end of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next schedule is made publicly available.  It may also publicly disclose other portfolio holdings as of a specified date.  You may obtain a copy of each Fund's schedule of portfolio holdings for the most recently completed period by accessing the information on the Fund's website at www.aquilafunds.com.
In addition, the Manager may share a Fund's non-public portfolio holdings information with pricing services and other service providers to the Fund who require access to such information in order to fulfill their contractual duties to the Fund.  The Manager may also disclose non-public information regarding a Fund's portfolio holdings to certain mutual fund analysts and rating and tracking entities, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis.  Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Funds' Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board of Trustees at the next regularly scheduled board meeting.  Any permitted release of non-public holdings information is provided in accordance with the then-current policy on approved methods or arrangements for communicating confidential information.
Whenever portfolio holdings disclosure made pursuant to these procedures involves a possible conflict of interest between a Fund's shareholders and the Fund's Manager, Sub-Adviser (if applicable), Distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the independent Trustees or a majority of a board committee consisting solely of independent Trustees approves such disclosure.  The Funds, the Manager and a Sub-Adviser shall not enter into any arrangement providing for the disclosure of non-public portfolio holdings information for the receipt of compensation or benefit of any kind.  Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.
Each Fund currently provides holdings information to the following service providers with which it has ongoing relationships:
1.	Intercontinental Exchange (pricing services) on a daily basis with no lag;
2.	Tait, Weller & Baker LLP, its independent registered public accounting firm, as soon as practicable following the Fund's fiscal year-end and on an as-needed basis;
3.	Bloomberg L.P. (tracking and pricing entity) on a daily basis with no lag;
4.	The Bank of New York Mellon (custodian and fund accountant) on a daily basis with no lag;
5.	The Distributor on a daily basis with no lag;
6.	Investor Tools (portfolio analytics service) on a daily basis with no lag;
7.	Fitch Group, its financial printer, as soon as practicable following each fiscal quarter-end; and

8.	Investment Company Institute following each fiscal quarter-end.
Each Fund also currently provides holdings information to Morningstar, Fact Sheet and Lipper Analytical Services (analysts, rating and tracking entities) on a quarterly basis with a 15-day lag.
Additional Tax Information
The following is a summary of certain material U.S. Federal income tax considerations affecting each Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific Federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.
Each Fund and Its Investments
Each Fund will be treated as a separate taxpayer for U.S. Federal income tax purposes.  Each Fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" or "RIC" under Subchapter M of the Code. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more "qualified publicly traded partnerships."
As a regulated investment company, a Fund will not be subject to U.S. Federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, each Fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" for the taxable year (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments) computed without regard to the dividends-paid deduction, and (ii) 90% of its net tax-exempt income for the taxable year. Each Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.
If, for any taxable year, a Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund's distributions, to the extent derived from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for Federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.
The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income that is retained by a Fund and subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax.
Each Fund's transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each Fund to "mark to market" certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the Fund, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each Fund intends to monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and maintain qualification for treatment as a regulated investment company.
A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to certain options, futures or forward contracts, or "appreciated financial positions" or (2) tax rules applicable to debt obligations acquired with "original issue discount," including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the Fund, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A

Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expense.
For U.S. Federal income tax purposes, net short- and long-term capital losses may generally be carried forward without limit.  Carryforwards are available to offset future net realized gains on securities transactions to the extent provided for in the Code.  Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.
Aquila Tax-Free Trust of Arizona: At March 31, 2019, the Fund had short-term and long-term capital loss carryforwards as follows:

Post-2010 Carryforward	Character
$221,572	Short-term
$295,171	Long-term

Aquila Tax-Free Fund of Colorado:  At March 31, 2019, the Fund had short-term and long-term capital loss carryforwards as follows:

Post-2010 Carryforward	Character
$1,738,385	Short-term
$213,024	Long-term

Aquila Churchill Tax-Free Fund of Kentucky: At March 31, 2019, the Fund had no short-term capital loss carryforwards and long-term capital loss carryforwards as follows:

Post-2010 Carryforward	Character
$61,316	Long-term

Aquila Narragansett Tax-Free Income Fund: At March 31, 2019, the Fund had short-term and long-term capital loss carryforwards as follows:

Post-2010 Carryforward	Character
$795,279	Short-term
$215,447	Long-term

Aquila Tax-Free Fund For Utah: At March 31, 2019, the Fund had short-term and long-term capital loss carryforwards as follows:

Post-2010 Carryforward	Character
$1,290,295	Short-term
$445,656	Long-term

Taxation of U.S. Shareholders
Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder of that Fund on December 31 of the year in which the dividend was declared.
Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryforwards). If, however, a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryforwards), it will be subject to a corporate tax on the amount retained. In that event, the applicable Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. Federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. Federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.  Organizations or persons not subject to U.S. Federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a Fund upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").
Exempt-interest dividends paid by a Fund are exempt from regular Federal income taxes. Distributions of taxable net investment income and net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that a Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. None of a Fund's distributions are expected to be eligible for the dividends-received deduction for corporate shareholders or for any favorable tax rate that may apply to "qualified dividend income" in the hands of an individual shareholder.
Dividends and distributions from a Fund (other than exempt-interest dividends) and net gains from redemptions of Fund shares are generally taken into account in determining a shareholder's "net investment income" for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.
Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income.  For these purposes, certain dividends (other than exempt-interest dividends) and capital gain distributions, and certain gains from the disposition of a Fund's shares (among other categories of income), are generally taken into account in computing a shareholder's net investment income.
Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). Each shareholder who receives distributions in the form of additional shares will generally be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder's aggregate tax basis in shares of the applicable Funds will be increased by such amount.
Investors considering buying shares just prior to a capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Because each Fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares in a Fund is not deductible for U.S. Federal income tax purposes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends may, under certain circumstances, cause a portion of such benefits to be subject to Federal income tax. Furthermore, a portion of any exempt-interest dividend paid by a Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, some or all of the exempt-interest dividends distributed by a Fund may be a specific preference item, or a component of an adjustment item, for purposes of the Federal alternative minimum tax.
Shareholders should consult their own tax advisors as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (ii) subject to a Federal alternative minimum tax, the Federal "branch profits" tax, or the Federal "excess net passive income" tax.
Sales of Shares
Upon the sale or exchange of his or her shares (other than an exchange for shares of another share class of the same Fund), a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a Fund will normally be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. Federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.
If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.
If a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.

Backup Withholding
A Fund may be required in certain circumstances to apply backup withholding on dividends (including exempt-interest dividends), distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is currently 24%. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. Federal income tax liabilities.
Notices
Shareholders will receive, if appropriate, various written notices after the close of a Fund's taxable year regarding the U.S. Federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.
Non-U.S. Shareholders
Ordinary dividends (other than certain dividends reported by the Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund's "qualified net interest income," or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund's "qualified short-term gain") and certain other payments made by a Fund to non-U.S. shareholders  are generally subject to Federal withholding tax at a 30% rate or such lower rate as may be determined in accordance with any applicable treaty. "Qualified net interest income" is the Fund's net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. This 30% withholding tax generally does not apply to exempt-interest dividends, capital gain dividends or redemption proceeds.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. Federal income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax. The 30% withholding tax generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds.
Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions (other than exempt-interest dividends) payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

Basis Reporting
Each Fund or your broker will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of Fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, each Fund will also report the shareholder's basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts. If a shareholder has a different basis for different shares of a Fund held in the same account (e.g., if a shareholder purchased Fund shares held in the same account when the shares were at different prices), the Fund will calculate the basis of the share sold using its default method unless the shareholder has properly elected to use a different method. Each Fund's default method for calculating basis is the average basis method, under which the basis per share is reported as an average of the bases of the shareholder's Fund shares in the account.
Shareholders may instruct a Fund to use a method other than average basis for an account, but the application of that other method will depend on whether shares have previously been redeemed or exchanged. Shareholders who hold shares through a broker should contact the broker for further assistance or for information regarding the broker's default method for calculating basis and procedures for electing to use an alternative method. Prior to redeeming shares, shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.
The foregoing is only a summary of certain material U.S. Federal income tax consequences (and, where noted, state and local tax consequences) affecting each Fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.
Underwriters
The Distributor acts as each Fund's principal underwriter in the continuous public offering of all of the Fund's classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.
Payments of the amounts listed below for each of the Funds for the fiscal year ended March 31, 2019 were as follows:

Aquila Tax-Free Trust of Arizona

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Aquila Distributors LLC	$13,526	None	None	None*

*Amounts paid to the Distributor under the Fund's Distribution Plan are for compensation.
Aquila Tax-Free Fund of Colorado:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Aquila Distributors LLC	$14,685	None	None	None*

*Amounts paid to the Distributor under the Fund's Distribution Plan are for compensation.
Aquila Churchill Tax-Free Fund of Kentucky:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Aquila Distributors LLC	$4,088	None	None	None*

*Amounts paid to the Distributor under the Fund's Distribution Plan are for compensation.
Aquila Narragansett Tax-Free Income Fund:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Aquila Distributors LLC	$10,531	None	None	None*

*Amounts paid to the Distributor under the Fund's Distribution Plan are for compensation.

Aquila Tax-Free Fund For Utah:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Aquila Distributors LLC	$13,272	None	None	None*

*Amounts paid to the Distributor under the Fund's Distribution Plan are for compensation.
Proxy Voting Policies
Information regarding how the Funds voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available without charge (1) by calling the Fund toll-free number at 1-800-437-1000, (2) at www.aquilafunds.com, and (3) on the SEC's website at www.sec.gov. The Manager's proxy voting policies and procedures follow:
Background and Scope of Applicability:  The purposes of these proxy voting policies and procedures is to set forth the principles, guidelines and procedures by which Aquila Investment Management LLC (the "Firm" or "AIM") votes the securities for which the AIM exercises voting authority and discretion ("Proxies").Generally, Aquila Municipal Trust (the "Trust") does not purchase or hold voting securities.  As a result, it is not likely that the Trust will hold securities whose issuers issue proxies.  However, the Trust is permitted to invest in money market funds whose issuers may periodically issue proxies pursuant to requirements under the Investment Company Act of 1940.  Because of the nature of voting subject matters that might arise in the context of a money market fund proxy, AIM perceives relatively less risk with money market fund proxies in contrast to the proxies of corporate operating companies.  Accordingly, this procedure has been designed and implemented to address matters that might arise in conjunction with voting money market fund proxies.
It is the general policy of the Firm to vote on all matters presented to security holders in any money market fund proxy in which the Trust is eligible to vote, and these policies and procedures have been designed with that in mind.  However, the Firm reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of the Firm, the costs associated with voting such Proxy outweigh the benefits to the Trust, or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the Trust.
In the event the Trust holds a voting security and is eligible to vote in a proxy solicitation, these Proxy Voting Policies and Procedures will be used in determining how to cast a vote, whether to abstain from casting a vote, casting actual votes, maintaining required records and publically disclosing the results of proxy voting.
Philosophy Governing Guidelines:  AIM believes that shareholders will do best investing in companies in which the interests of corporate management are properly aligned with the long term interests of shareholders.  In addition, AIM believes that investors are best served by managements and boards of directors that exhibit sound corporate governance.  AIM does not support company managements and boards of directors that attempt to enrich themselves disproportionately at the expense of shareholders or that do not exhibit sound governance practices.  AIM has established these proxy voting guidelines, but believes they cannot anticipate all situations that may arise.  These proxy voting guidelines are guidelines, not rigid rules.  There may be instances in which the specific situation requires a vote that does not follow the guidelines.  However, generally, proxies will be voted in the best interests of Fund shareholders in a manner designed to maximize shareholder value and/ or promote strong mutual fund governance practices.
Proxy Voting Procedures:  The "named" Portfolio Manager of each respective Fund with the Trust will receive, read and vote proxies using the philosophies and guidelines as described herein. AIM will work with the Trust's Custodian to identify voting securities, receive relevant proxy materials, if any, and distribute such proxy materials to the respective Portfolio Manager. Proxies may be voted either electronically or manually via paper ballots delivered via the U. S. Mail.
Generally, the factor(s) considered in voting proxies may include:
Does the proposed action help or hurt long-term shareholder value?
Does the proposed action help or hurt mutual fund governance practices?
Is the proposed action otherwise in the best interest of Fund shareholders?
Other relevant factors.
If the Portfolio Manager needs further input on a voting matter, they may consult with the Fund's Chief Compliance Officer, Fund officers or Fund legal counsel.  Voting records will be maintained in a dedicated file for proxy votes in AIM's headquarters
In cases where votes may require additional analysis, the Portfolio Manager may document the reasoning for the vote and supplement the Fund's voting records.  AIM will rely on the Securities and Exchange Commission's (SEC) EDGAR (Electronic Data Gathering and Retrieval) system to provide proxy statement documentation.  AIM will make all required Form N-PX filings with the SEC and will post the Trust's Proxy Voting Policies and Procedures and proxy voting results on the Aquila Group of Funds website located at www.aquilafunds.com.

APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody's Investors Service, Inc., S&P Global Ratings and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Moody's Investors Service, Inc. Global Rating Scales

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.1,2

Moody's issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.3
Moody's differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings.4 The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody's aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.
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1 For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors' expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment and financial loss in the event of impairment.
2 Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.
3 For information on how to obtain a Moody's credit rating, including private and unpublished credit ratings, please see Moody's Investors Service Products.
4 Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee's assessment of a security's expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

Description of Moody's Investors Service, Inc.'s Global Long-Term Obligation Ratings:

Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B—Obligations rated B are considered speculative and are subject to high credit risk.
Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody's Investors Service, Inc.'s Global Short-Term Obligation Ratings:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Description of Moody's Investors Service, Inc.'s US Municipal Ratings:

U.S. Municipal Short-Term Obligation Ratings:

While the global short-term "prime" rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality's rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).
The Municipal Investment Grade ("MIG") scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the

MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
U.S. Municipal Demand Obligation Ratings:
In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale. VMIG ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime. For example, the VMIG rating for an industrial revenue bond with Company XYZ as the underlying obligor would normally have the same numerical modifier as Company XYZ's prime rating. Transitions of VMIG ratings of demand obligations with conditional liquidity support, as shown in the diagram below, differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer's long-term rating drops below investment grade.
VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short- term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
*—For VRDBs supported with conditional liquidity support, short-term ratings transition down at higher long-term ratings to reflect the risk of termination of liquidity support as a result of a downgrade below investment grade.
VMIG ratings of VRDBs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support provider with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime.

Description of S&P Global Ratings' Long-Term Issue Credit Ratings:

Long-Term Issue Credit Ratings are based, in varying degrees, on S&P Global Ratings' analysis of the following considerations: (1) likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation; (2) nature and provisions of the financial obligation; and (3) protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA—An obligation rated "AAA" has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
AA—An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.
A—An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.
BBB—An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity of the obligor to meet its financial commitments on the obligation.
BB, B, CCC, CC, and C—Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB—An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.
B—An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.
CCC—An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC—An obligation rated "CC" is currently highly vulnerable to nonpayment.
The "CC" rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C—An obligation rated "C" is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D—An obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to "D" if it is subject to a distressed exchange offer.
Plus (+) or Minus (–): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.
Description of S&P Global Ratings' Short-Term Issue Credit Ratings:
A-1—A short-term obligation rated "A-1" is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2—A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3—A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.
B—A short-term obligation rated "B" is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C—A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent on favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D—A short-term obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings' believes that such payments will be made within any stated grace period.
However, any stated grace period longer than five business days will be treated as five business days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to "D" if it is subject to a distressed exchange offer.
Description of S&P Global Ratings' Municipal Short-Term Note Ratings:
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings' analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3—Speculative capacity to pay principal and interest.
D—"D" is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Description of S&P Global Ratings' Dual Ratings:
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, "AAA/A-1+" or "A-1+/A-1"). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, "SP-1+/A-1+").
Description of S&P Global Ratings' Active Qualifiers (Currently applied and/or outstanding):
S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a "p" qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
L. Ratings qualified with "L" apply only to amounts invested up to federal deposit insurance limits.
p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The "p" suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
Preliminary: Preliminary ratings, with the "prelim" qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1) preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (3) Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings' opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities. (4) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings. (5) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
cir: This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
Description of Fitch Ratings' Corporate Finance Long-Term Obligation Ratings:
Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, ratings of debtor-in-possession (DIP) obligations incorporate the expectation of full repayment.
The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings, higher, lower, or the same as the entity's issuer rating or IDR, based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity's issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.
AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. "BB" ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B: Highly speculative. "B" ratings indicate that material credit risk is present.
CCC: Substantial credit risk. "CCC" ratings indicate that substantial credit risk is present.
CC: Very high levels of credit risk. "CC" ratings indicate very high levels of credit risk.
C: Exceptionally high levels of credit risk. "C" indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned "RD" or "D" ratings, but are instead rated in the "CCC" to "C" rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'B'.
Description of Fitch Ratings' Structured Finance Long-Term Obligation Ratings:
Ratings of public finance obligations and ratings of infrastructure and project finance obligations on the long-term scale consider the obligations' relative vulnerability to default. These ratings are typically assigned to an individual security, instrument or tranche in a transaction and not to an issuer. In limited cases in U.S. public finance, where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recover to local government obligations that benefit from a statutory lien on revenues, Fitch reflects this in a security rating with limited notching above the IDR. Recover expectations can also be reflected in a security rating in the U.S. during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recover prospects.
AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.
B: Highly speculative. "B" ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Exceptionally high levels of credit risk. Default appears imminent or inevitable.
D: Default. Indicates a default. Default generally is defined as one of the following: (1) failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (2) bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor where payment default on an obligation is a virtual certainty; or (3) distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Structured Finance Defaults—"Imminent" default, categorized under 'C', typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. "Imminent" default alternatively refers to the case where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the 'C' category.
Structured Finance Write-downs—Where an instrument has experienced an involuntary and, in Fitch Ratings' opinion, irreversible "write-down" of principal (i.e., other than through amortization, and resulting in a loss to the investor), a credit rating of 'D' will be assigned to the instrument. Where Fitch Ratings believes the "write-down" may prove to be temporary (and the loss may be "written up" again in future if and when performance improves), then a credit rating of 'C' will typically be assigned. Should the "write-down" then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the "write-down" later be deemed irreversible, the credit rating will be lowered to 'D'.
Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.
In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.
The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term Rating category, or categories below 'B'.
Description of Fitch Ratings' Corporate, Public and Structured Finance Short-Term Obligation Ratings:
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.
F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C—High short-term default risk. Default is a real possibility.
RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D—Default. Indicates a broad-based default event for an entity, or the default of all short-term obligations.
Notes to Fitch Ratings' Long-Term and Short-Term Obligation Ratings:
Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.
A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g., shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.
Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade ('CCC', 'CC' and 'C') the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.
Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.
Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the 'CCC', 'CC' and 'C' categories. Defaulted ratings typically do not carry an Outlook.
Expected Ratings: Where a rating is referred to as "expected", alternatively referred to as "expects to rate" or suffixed as (EXP), this indicates that a full rating has been assigned based upon Fitch Ratings' expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. No other conditionality pertains to an expected rating. While expected ratings typically convert to final ratings within a short time, as determined by the issuer's decisions regarding timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch, as with final ratings.

Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g., medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.
"Interest-Only" Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.
"Principal-Only" Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.
"Rate of Return" Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.
Paid-In-Full: This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated. Indicated in rating databases with the symbol "PIF".
NR: A designation of "Not Rated" or "NR" is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.
Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol 'WD'.

APPENDIX B
ADDITIONAL INFORMATION ABOUT THE ARIZONA ECONOMY AND ARIZONA OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Arizona ("Arizona" or the "State"). The sources of payment for Arizona municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including reports prepared by state government and budget officials and statements of issuers of Arizona municipal obligations, as available on the date of this Statement of Additional Information. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund is not responsible for information contained in such reports and has not independently verified the accuracy, completeness or timeliness of information contained in such reports. Such information is included herein without the express authority of any Arizona issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.

Economic and Demographic Information

General

Located in the country's sunbelt, Arizona continues to be one of the fastest growing areas in the United States. Based on 2010 census figures, Arizona ranked 16th in U.S. population. Over the last several decades, Arizona has outpaced most other regions of the country in virtually every major category of growth, including population, personal income, gross state product and job creation.

Geographically, Arizona is the nation's sixth largest state in terms of area (113,909 square miles). It is divided into three distinct topographic regions: northern Arizona - high plateau country traversed by deep canyons such as the Grand Canyon National Park; central Arizona - rugged, mountainous and heavily forested; and southern Arizona - encompassing desert areas and flat, fertile agricultural lands in valleys between mountains rich in mineral deposits. These topographic areas all have different climates, which have distinctively influenced development in each region. Land ownership is vested largely in the federal and State governments: 42.1 percent is owned by the federal government, 27.6 percent is held as Federal Trust Land (Indian), 17.6 percent is privately owned and 12.7 percent is held by the State.

Arizona is divided into 15 counties. Two of these counties, Maricopa County, Arizona ("Maricopa County") and Pima County, Arizona ("Pima County"), are more urban in nature and account for over 75 percent of total population and over 84 percent of total wage and salary employment in Arizona, based on 2018 estimates. Located within Maricopa County is the greater Phoenix metropolitan area, which consists of the City of Phoenix,  the sixth largest city in the United States, and surrounding cities including Scottsdale, Tempe, Mesa, Glendale, Chandler, Peoria, Gilbert and Avondale. Located within Pima County is the Tucson metropolitan area, which is dominated by the City of Tucson, Arizona, the State's second most populous city.

Economic Condition and Outlook

The Arizona Office of Economic Opportunity projects that employment in Arizona will increase from 3,015,242 to 3,180,933 from the 3rd Quarter of 2018 through the 2nd Quarter of 2020. This represents growth of 165,691 jobs or 2.7% annualized growth.

Gains are projected across all 11 Arizona supersectors with Construction (5.8% annualized growth) and Manufacturing (3.6% annualized growth) projected to record the fastest job growth rates. Education and Health Services (37,126 jobs) and Professional and Business Services (26,177 jobs) are projected to record the largest job gains.  Supersectors projected to record the slowest rates of growth include Government (0.6% annualized growth) and Natural Resources and Mining (1.2% annualized growth). Natural Resources and Mining (1,305 jobs) and Information (1,372 jobs) are projected to record the fewest job gains over the two-year period.
Gains are projected within each of the 10 substate areas with Maricopa County (3.2% annualized growth) and Mohave and La Paz (2.7% annualized growth) projected to record the fastest job growth rates. Maricopa County (138,457 jobs) and Pima County (11,905 jobs) are projected to record the largest job gains. Substate areas projected to record the slowest rates of growth include Santa Cruz County (0.3% annualized growth) and Southeastern Arizona (0.5% annualized growth), respectively. Santa Cruz (101 jobs) and Southeastern Arizona (581 jobs) are also projected to record the fewest job gains over the two-year period.

Arizona's economic performance is strong relative to that of the nation, fueled in particular by population and job growth in 2018. With further expansion likely to continue in 2019, State revenues are forecast to sustainably grow to support the Executive's commitments.

Employment

In contrast to many of the years since the Great Recession, when the pace of employment growth in Arizona often improved but lagged by historical standards, in 2018, Arizona added more than 85,000 jobs, total employment reached an all-time high, and the state's unemployment rate fell to a 10-year low.

Arizona's economy today is more diverse than it was before the Great Recession, when construction accounted for nearly 9% of Arizona's employment. By the end of 2018, construction jobs comprised less than 5% of the state's employment base; with a heavier manufacturing and service-sector orientation, the state's economy is more mature and diverse, with no signs of the heavy sectoral concentration that made the Great Recession so severe. The ongoing diversification of Arizona's economy into professional services, high-tech manufacturing, and health care delivery means a more robust economy relative to its pre-recession employment base.

According to a recent report by Forbes magazine, Arizona's "economy is projected to expand at the second-fastest rate in the U.S. through 2022 because of major economic development wins, including:

•	A billion-dollar private investment in electric car manufacturing in Pinal County that is projected to support nearly 4,000 jobs, and
•	A $230 million private investment to build the nation's first international air cargo hub, which will house Mexican and U.S. customs and create 17,000 jobs.

Employment gains in 2018 are projected to exceed 3% on a year-over-year basis for the first time since the recession.

The labor market has weathered large increases in minimum wage rates and transitioned from its historical dependency on large numbers of construction and hospitality workers. The business-friendly tax and regulatory environment suggests that job opportunities will continue to be plentiful in 2019. Large rates of in-migration from outside the state should support this growth, even as the unemployment rate tightens.

Manufacturing. The state's manufacturing sector is closely connected to federal defense  spending  and  the  electronics industry, both of which are poised to expand in the near term, thanks in part to double-digit increases in defense spending in 2018 and 2019. In Arizona, year-over-year growth in manufacturing employment has held at about 5% for nearly a year and a half - one of the strongest periods for manufacturing job creation in recent memory and coincident with a national manufacturing employment renaissance that runs contrary to conventional wisdom that U.S. manufacturing was a stagnant sector.

Construction. Consistent with population and employment trends, Arizona's construction industry has rebounded sharply in recent years.  Despite recent industry health and Arizona's top ranking in construction job growth through October 2018, current construction levels still have not caught up with the activity achieved in the mid-2000s, suggesting that there is more growth to come in the construction industry.

In 2018, more single-family housing permits were issued than in any year since 2007. So far, rising home prices and interest rates do not appear to have dramatically changed the market trend.

Personal Income

Similar to the employment picture, Arizona's post-Recession personal income growth has generally lagged when bench- marked against the State's historical standards.

However, with the national and state unemployment rates falling toward all-time and natural lows, and inflation again approaching its longer-term 2% trend, the ingredients are in place for income growth to accelerate beyond historical norms.

During 2017, quarterly personal income grew at an average rate of 5.6% - its fastest clip since 2014. During the first two quarters of 2018, growth averaged 5.4%.

In-migration

People and businesses are moving to Arizona. Since the end of the Great Recession, Arizona has outpaced the average net migration rate for Western states; in 2017, Arizona comprised 22% of total migration in the West, even though it makes up only 9% of the region's population.

The state continues to attract with abundant job and quality-of-life opportunities. Recent business relocation announcements, opportunities for wage appreciation, and Arizona's long-standing reputation as a permanent destination for businesses and families will help to sustain the expansion.

Arizona maintains its coveted status as a top destination state for domestic in-migrants. There are, in fact, far fewer movers overall than in previous decades, and rates of cross-state migration are lower across the United States since the Great Recession, due in part to a general change in the pace of economic growth. The quality and skill levels of the workers Arizona attracts and retains will continue to be dictated by the needs of Arizona employers. As advanced manufacturing and professional business service, research and healthcare needs grow, so too will the need for workers with requisite skills.

Risks

While predicting economic changes is an imperfect exercise and current prognostications are largely positive, prudence demands considering both the length of the expansion and the state's recent acceleration and budgeting accordingly.

As in previous years, the most serious risk to Arizona comes from a scenario in which the nation falls back into recession due to macroeconomic conditions beyond the state's control.

Arizona remains reliant, in many ways, on the health of the defense sector, e.g. Boeing, Raytheon and many other private- sector defense contractors. Various factors suggest that the positive impacts unique to Arizona will combine to position the state more favorably than the national average in the event of an economic shock.

A return to faster growth over the past 18 months has fueled speculation in both the labor market-through increased rates of voluntary job-hopping - and investment markets. Also, as outlined above, the potential adverse impacts of Federal Reserve tightening must be viewed as a risk.

In light of the extremely strong economic growth observed in 2018, the rate of growth in calendar 2019 and beyond is likely to be relatively slower, although growth itself will continue.

Revenue Outlook

General Fund revenues in FY 2018 surged in response to growth in the Arizona economy. Transaction privilege tax and individual income tax receipts grew at a robust pace, with the latter fueled by a significant surge in capital gains income. Corporate income tax collections showed signs of stabilization at the end of FY 2018, and more signs of stability appeared in the first four months of FY 2019. Accelerating growth in personal income propelled by significant employment growth and modest wage inflation will help sustain the flow of revenue collections throughout FY 2019.

Achieving the FY 2020 Baseline Revenue Forecast. Overall, collections from the "Big 3" revenue sources - Transaction Privilege Tax, Individual Income Tax, and Corporate Income Tax - are on track to achieve forecast estimates for FY 2019, while running approximately 4.8% above the FY 2019 enacted budget's forecast.

Arizona Office of Economic Opportunity Employment Report – May 2019

The Arizona seasonally adjusted unemployment rate remained constant at 4.9% in May 2019. During that same period, the U.S. seasonally adjusted unemployment rate remained constant at 3.6%. Over the month, the Arizona seasonally adjusted labor force was effectively unchanged, adding just 353 individuals to the state's 3.5 million person labor force. Over the year, labor force levels increased by 93,510 individuals or 2.7%.

Over the Month - Arizona lost 10,000 nonfarm jobs over the month in May 2019, which is more than the historical 10- year (2009-2018) average loss of 7,300 jobs in May. The Government Sector recorded a loss of 8,200 jobs, which is more than the historical 10-year (2009 2018) average loss of 5,800 jobs in May. The Private Sector lost 1,800 jobs in May, which aligns with the historical 10-year (2009- 2018) average loss of 1,500 jobs.  Private Sector gains were reported in the following sectors: Other Services (2,000 jobs); Professional & Business Services (1,500 jobs); Manufacturing (1,500 jobs); Financial Activities (600 jobs); Construction (100 jobs); and Natural Resources & Mining (100 jobs).  Private Sector losses were reported in the following sectors: Information (-200 jobs); Education & Health Services (-700 jobs); Trade, Transportation & Utilities (-2,400 jobs); and Leisure & Hospitality (-4,300 jobs).

Over the Year - Arizona nonfarm employment increased by 75,000 jobs or 2.6% in May. A majority of the job gains were recorded in the Private Sector (73,100 jobs), while the Government Sector recorded gains of 1,900 jobs in May. Private Sector gains were reported in: Education & Health Services (19,700 jobs); Construction (19,000 jobs); Professional & Business Services (15,400 jobs); Manufacturing (8,300 jobs); Trade, Transportation & Utilities (6,100 jobs); Other Services (2,300 jobs); Leisure & Hospitality (1,400 jobs); Natural Resources & Mining (600 jobs); Information (200 jobs); and Financial Activities (100 jobs).

Arizona Joint Legislative Budget Committee Staff Report – May 2019

Economic Indicators – National

According to the U.S. Department of Commerce Bureau of Economic Analysis' second or "preliminary" estimate, the U.S. Real Gross Domestic Product (GDP) increased at an annual rate of 3.1% in the first quarter of 2019. This was revised down by (0.1)% percentage point from the first or "advance" estimate released in April. Revisions to major components of GDP were minor. Relative to the advance estimate, there were downward revisions to business fixed investment, residential investment, inventory investment, and net exports. These were partially offset by small upward revisions to personal consumption expenditures and government consumption and gross investments.

The Conference Board's U.S. Consumer Confidence Index, which is based on consumers' perceptions of current conditions, as well as their expectations 6 months into the future, increased by 3.8%, or 4.9 points, from 129.2 in April to 134.1 in May, the highest reading since November 2018. Both the index of consumer views on the present situation and expectations contributed to the gain. The present situation index was the highest since December 2000. The labor index, which is calculated as the percentage of respondents who think that jobs are plentiful minus the percentage who think that jobs are difficult to find, rose by 3.1 points in May to a net value of 36.3, its highest level since December 2000.

According to the U.S. Department of Commerce Bureau of Economic Analysis, the U.S. Personal Consumption Expenditure (PCE) Price Index increased by 0.3% from March to April. Compared to April 2018, the price index is up by 1.5%. The "core" PCI price index excludes food and energy prices and is the Federal Reserve's (Fed) preferred inflation measure. This core index increased year over year by 1.6% in April, which is below the Fed's inflation target of 2.0%.

Consumer prices, as measured by the U.S. Consumer Price Index (CPI), increased 0.1% in May and increased 1.8% above May 2018 prices. The food index rose 0.3% for the month, accounting for about half of the overall increase. The energy index declined 0.6% for the month, primarily due to decreases in the indexes for gasoline, electricity, and natural gas. Core inflation (all items less food and energy) increased 0.1% for the month. The indexes for shelter, medical care, and education increased for the month. The indexes for used vehicles, recreation, and motor vehicle insurance saw monthly decreases.

The Conference Board's U.S. Leading Economic Index increased 0.2% in April to 112.1 and is 2.7% above its April 2018 reading. The monthly increase was headlined by the stock prices index, with smaller positive contributions coming from 6 other indexes. The indexes for new orders of capital goods and the Institute for Supply Management (ISM) new orders made negative contributions to the index for the month. Of the 10 indexes, 7 made positive contributions.

Economic Indicators – Arizona

Housing - Single-family housing construction is increasing. In April, Arizona's 12-month total of single-family building permits was 31,742, or 10.6% more than a year ago. The comparable single-family permit growth rate for the entire U.S. was a decrease of (0.6)%.

The 12-month total of multi-family building permits has been up and down. In April, Arizona's total of 9,617 multi-family building permits was (13.1)% less than in 2018. Nationwide multi-family permits were only 1.2% more than in 2018.

Tourism - Revenue per available room was $100.16 in April, 1.2% above the same month in the prior year. Ridership through Phoenix Sky Harbor Airport during the month increased 4.8% above April 2018. Both metrics are lower than the month prior, likely due to rising temperatures.

Employment - According to the latest employment report released by the Office of Economic Opportunity (OEO), the state had a net loss of (10,000) nonfarm jobs in May compared to the prior month. This was higher than the 10-year average job loss for May of (7,300). Most of May's job losses came from the government sector. Both state and local education employment typically decrease in May as the school year comes to an end.

Compared to the same month in the prior year, Arizona added 75,000 net new jobs in May, which is a year-over-year increase of 2.6%. The largest year-over-year job gains in May came from the following industries: Education and Health Services (+19,700), Construction (+19,000), and Professional and Business Services (+15,400).

The state's seasonally adjusted unemployment rate remained unchanged at 4.9% in May. The state's jobless rate was 4.7% in May 2018. The U.S. unemployment rate was 3.6% in May, which was unchanged from the prior month.

OEO reported that 18,895 initial claims for unemployment insurance were filed in May, a decrease of (4.0)% compared to the same month last year.

According to OEO, the state had a total of 22,699 claimants receiving unemployment insurance benefits in May, an increase of 8.7% from March. This figure is (10.2)% below the May 2018 level.

Average Weekly Hours - In April, the Average Weekly Hours worked by individuals in Arizona's private sector was 34.9 hours. This was 1.2% above the level during the prior month, and (1.4)% below the level in April 2018.

Average Hourly Earnings - The Average Hourly Earnings received by private sector workers in April was $26.10, which was 1.4% above the average in the prior month. Year-over-year growth in earnings increased from 1.1% in March to 2.1% in April.

State Agency Data - At the beginning of June 2019, the total AHCCCS caseload was 1.82 million members. Total monthly enrollment declined by (0.3)% in June and was 1.1% higher than a year ago. Parent and child enrollment in the Traditional population declined by (0.4)% in June and was (0.8)% lower than a year ago.

Enrollment in KidsCare is 34,318 in June, which represents flat growth compared to May is 15.4 % above last year.

In January 2014, the state started accepting new enrollment to the Proposition 204 childless adults program. In June 2019, growth in the childless adult population was flat. At 319,900, this population is 4.7% higher than a year ago.

The state also opted to expand adult Medicaid coverage to 133% of FPL. Their enrollment declined by (0.9)% in June and totals 76,825 individuals. Enrollment is 0.8% higher than a year ago. The federal share of this population's cost was reduced to 93% in January 2019.

Based on information the Department of Child Safety provided for April 2019, reports of child maltreatment totaled 46,263 over the last 12 months, a decrease of (2.9)% over the prior year. There were 14,036 children in out-of-home care as of March 2019, or (6.0)% less than in March 2018. Compared to the prior month, the number of out-of-home children increased by 1.1%

The inmate population was 42,400 as of May 31, 2019. This was a 0.2% increase from April 30, 2019 and a 0.7% increase since May 2018.

According to the most recent information from the Administrative Office of the Courts, the Maricopa County probation caseload was 28,276 as of April 2019. This was an increase of 51 above the prior month, and a decrease of (335) since last April. In addition, the state's non-Maricopa County probation caseload was 19,236. This was an increase of 68 above the prior month, and an increase of 72 since last April. These figures represent standard and intensive probation caseloads, including both adult and juvenile probation.

There were 13,605 TANF recipients in the state in April, representing a 7.3% monthly caseload increase from March. The year-over-year number of TANF recipients has declined by (6.7)%. The statutory lifetime limit on cash assistance is 24 months.

The Supplemental Nutrition Assistance Program (SNAP), formerly known as Food Stamps, provides assistance to low-income households to purchase food. In February, 795,115 people received food stamp assistance in the state, representing a (1.1)% decrease below March caseloads. Compared to April 2018, the level of food stamp participation has declined by (4.7)%.

FY 2020 Baseline Summary Prepared by the Arizona Joint Legislative Budget Committee (JLBC) Staff

Overview

The FY 2020 Baseline provides an estimate of the state's General Fund balances. The revenue projections reflect a consensus economic forecast while the spending estimates represent active funding formula requirements and other obligations. The Baseline does not represent a budget proposal, but an estimate of available resources after statutory requirements.

The JLBC Baseline parameters are as follows:

• Total FY 2020 General Fund revenue is projected to be $12.12 billion. Ongoing revenues are forecast to grow by $449 million, or 3.9%, above FY 2019. After adjusting these estimates for changes in one-time monies and Urban Revenue Sharing, however, total revenue growth would be $783 million, or 6.9% above FY 2019.

• In comparison, FY 2020 Baseline formula spending is projected to be $10.78 billion. This amount reflects a $390 million, or 3.8%, increase in expenditures over FY 2019. Spending on current funding formulas would be partially offset by decreases in one-time spending.

• The projected FY 2020 cash balance is $1.34 billion. When comparing ongoing revenues with ongoing spending, however, the structural balance in FY 2020 is $546 million.

These estimates overstate the level of available resources in the FY 2020 budget for 3 reasons:

• Of the $1.34 billion cash balance, the Baseline assumes that $150 million will be reserved in the FY 2020 cash balance, reducing available resources to $1.19 billion.

• The Baseline eliminates $92 million of spending that was labeled as "one-time" in the FY 2019 budget. Of the $92 million, $81 million is for spending that has been included as one-time spending in multiple years' budgets. There may be legislative interest in retaining some of this spending, as well as in other new discretionary spending or tax decreases.

• The FY 2021 and FY 2022 budgets have a much smaller structural and cash balance. As a result, the Legislature could only add about $200+ million in ongoing initiatives in FY 2020 without producing structural shortfalls in the FY 2021 and FY 2022 budgets. The remaining $900+ million would be available for one-time proposals.
FY 2019

The FY 2019 budget is currently projected to have a $945 million balance, an increase of $709 million from the original budget estimate of a $236 million balance. Total revenues, including the beginning balance, are forecast to be $11.34 billion compared to spending of $10.39 billion. The net $709 million adjustment has 3 components:

• Ongoing revenues are $489 million greater than anticipated, the result of both higher actual FY 2018 and projected FY 2019 growth as compared to the original FY 2019 budget.

• One-time revenues are a net $225 million greater than anticipated, the result a $245 million increase in the beginning balance partially offset by a decrease of $(20) million associated with one-time transfers.

• Spending is projected to be a net $5 million higher than originally budgeted in FY 2019, primarily due to technical re-estimates.

FY 2020 Baseline Revenues

Both ongoing and one-time revenues are forecast to increase from FY 2019 to FY 2020. Total FY 2020 collections would increase by 6.9% to $12.12 billion, or $783 million above the revised FY 2019 estimate. The major adjustments are:

•
Based on JLBC's 4-sector consensus, FY 2020 ongoing revenues are projected to grow by $449 million, or 3.9%. Ongoing revenues reflect the underlying growth in the economy and exclude one-time adjustments, urban revenue sharing, but do incorporate enacted tax law changes. This estimate excludes any impact associated with conforming to the federal tax law changes enacted in December 2017.

•	The state set-aside for urban revenue sharing formula distributions would increase from $675 million to $738 million, thereby decreasing state revenue by $(63) million.

•
A $495 million increase in the balance forward between FY 2019 and FY 2020 is the third major adjustment. The state started FY 2019 with a cash balance of $450 million, but higher-than-projected revenues as noted above are expected to produce an ending balance carried forward into FY 2020 of $945 million.

•	Elimination of one-time FY 2019 fund transfers would reduce revenues by $(99) million.

FY 2020 Baseline Spending

Based on statutory funding formulas and other obligations, FY 2020 Baseline spending is projected to increase by 3.8% to $10.78 billion, or $390 million more than FY 2019. The major adjustments are:

•
Department of Education formula spending would have a net increase of $429 million due to 1.3% growth in student enrollment and a 2.0% inflation factor. The FY 2019 budget also authorized an additional 5% teacher pay adjustment and more additional assistance funding in FY 2020. These growth factors would be partially offset by savings associated with higher K-12 property tax collections.

•
AHCCCS formula spending would grow by $32 million, reflecting 1.7% caseload growth, a 3.0% capitation rate increase, increased match costs for the Children's Health Insurance Program (KidsCare), offset by use of prescription drug rebate balances.

•	The Department of Economic Security (DES) budget would increase by $37 million, primarily for Developmental Disabilities Medicaid growth.

•	Department of Corrections spending would decrease $(3) million for the elimination of a lease-purchase payment.

•
University spending would decrease by $(13) million, including the elimination of $(11) million in one-time FY 2019 assistance and $(3) million for NAU biomedical research funding, as authorized by Laws 2014, Chapter 18.

•
School Facilities Board funding would be reduced by $(38) million, reflecting the elimination of $(34) million of one-time building renewal monies, $(2) million for decreased costs of new school construction, and $(2) million for decreased lease-purchase debt obligations. The Baseline includes a total of $86 million for new construction, including $37 million for the second and final year of FY 2019 authorizations and $49 million for the first year of 7 new FY 2020 authorizations.

•	Department of Public Safety (DPS) spending would decrease by $(30) million for fund shifts to the new Highway Safety Fee authorized in the 2018 Legislative Session.

•
County assistance would fall by $(13) million due to the elimination of one-time FY 2019 spending for 8 small rural counties and a Department of Juvenile Corrections cost offset. Full-year implementation of the Highway Safety Fee in the Baseline budget would continue to fully undo the local HURF "sweep" as assumed in the FY 2019 budget's 3-year spending plan.

•	Agency budgets would be reduced by $(10) million statewide to eliminate a one-time state employer health insurance increase.

The $10.78 billion spending level would support a Full-Time Equivalent (FTE) Position ceiling of 53,082 state employees from both General Fund and Other Appropriated Funds.

Other Fiscal Challenges

There are 3 important aspects to consider in creating a budget: 1) managing risk in setting the economic and revenue forecast, 2) setting spending and revenue priorities, and 3) ensuring both a structural and cash balance through the 3-year planning period.

Managing Forecast Risk - There are both positive and negative risks to the JLBC Baseline revenue estimates:

•
Length of Expansion: The length of the current national economic recovery is approaching the record for the longest post-World War II expansion. If the economy makes it through FY 2019 without a recession, it would tie the record at 120 months.

•
Recession Likelihood: While recessions are more commonly the result of a "shock" rather than "old age," many economists think one could occur by the end of calendar year 2020. Approximately two-thirds of 60+ leading economists in recent Wall Street Journal surveys predict the onset of a recession by that time. The current Chinese trade dispute, rising interest rates and the year-end stock market drop are the primary reasons for the forecasters' pessimism.

•
Current Strong Revenue Growth: As of now, however, Arizona's economy and its revenue growth are still strong. The state ranks fourth overall in the country in terms of its economic momentum (personal income, population, and employment growth). Arizona has experienced healthy revenue growth of 6.9% in FY 2018 and 6.8% year-to-date in FY 2019.

The four-sector forecast projects 7.0% revenue growth through the end of FY 2019, but growth in FY 2020 through FY 2022 that is less than the long-term average of 4.25%. Because small percent changes in growth assumptions can have a substantial impact – over 3 years, a 1% change in revenue growth could change available revenues by $725 million through FY 2022 – these risks could significantly change the final results of these budgets.

Setting Priorities - As noted above, the Baseline is only a starting point for budget discussions as it reflects changes to active statutory and other funding formulas and does not include discretionary changes. The FY 2020 Baseline has a large projected ending cash balance, but with a comparatively small amount of that available for ongoing spending. As a result, the Legislature will also need to consider the most appropriate use for the $900+ million available for one-time initiatives.

The Baseline reserves $150 million in the FY 2020 ending balance to keep the FY 2021 cash balance at a sufficient level to support $200+ million in ongoing initiatives through FY 2022. The following list of items are options for allocation of the remaining 900+ million FY 2020 ending balance:

•	Continuation of the $81 million in reoccurring "one-time" spending from FY 2019 and zeroed-out in the Baseline

•	Budget Stabilization Fund deposit

•	K-12 building repair spending

•	Transportation projects

•	Debt repayment

•	"Buy down" of K-12 rollover

•	New (and renovation of) state office buildings

•	Automation improvements

Ensuring Long-Term Balances - While the FY 2020 Baseline has a significant structural and cash balance, these balances decline through the end of the 3-year planning period. The smaller structural balances in FY 2021 and FY 2022 limit the state's ability to dedicate more than $200+ million to ongoing initiatives in FY 2020. Beyond new spending and revenue issues, the Legislature may also consider allocating some of the $200+ million towards making some or all of $81 million of the reoccurring "one-time" spending ongoing.

In addition to the spending items listed above, the state faces ongoing litigation that may impact budgets such as:

•	The K-12 Capital Funding litigation in Maricopa Superior Court.

•	Litigation against the Department of Child Safety in United States District Court. The case was granted class-action status.

•
The Rental Car surcharge litigation has a potential one-time impact of $150 million. A Maricopa Superior Court has ruled that the rental car surcharge used to help fund the Arizona Sports and Tourism Authority is unconstitutional as those monies are to be dedicated for transportation. The Court also ruled that the state, and not the Authority, had the initial legal responsibility to repay the collected surcharges. While the Arizona Court of Appeals overturned the ruling in favor of the state, the Arizona Supreme Court has decided to hear the plaintiffs' appeal of the Appeals Court ruling.

Other Major Revenue Issues

In addition to these challenges, the Baseline does not address 3 major actions on the federal level from the past 13 months that could potentially impact Arizona revenues:

•
State Tax Conformity: Major federal tax changes known as the Tax Cuts and Jobs Act (TCJA) were enacted on December 22, 2017. The changes reduced the overall federal tax burden to businesses and individuals through reductions to federal income tax rates, partly offset by a net expansion of the federal income tax base. Due to tax code conformity, these federal changes have the potential to impact state revenues.

In Arizona, state definitions of income and various deductions used in determining state individual income and corporate income tax largely conform to federal definitions. When the federal government changes these definitions, the state needs to determine whether to adopt the federal changes. Thus far, no legislation to conform to the recent federal tax law changes has been enacted for Tax Year 2018.

If the state were to conform to the federal tax law changes, the JLBC Staff estimates that Arizona would collect an additional $133 million of General Fund revenues in FY 2019, and $184 million in additional revenues in FY 2020. These additional revenues are not incorporated into the Baseline revenue forecast. In January 2018, the Department of Revenue estimated an impact of $50 million to $250 million in additional General Fund revenues, with a point-estimate of $236 million. In December 2018, the Executive released an estimate of conformity generating between $180 million and $200 million of General Fund revenues.

•
Wayfair Court Case: In June 2018, the U.S. Supreme Court overturned in South Dakota v. Wayfair prior rulings by the same court, which had held that only businesses with a physical presence ("nexus") inside a state be required to collect that state's sales tax. The Wayfair ruling essentially "paved the way" for states to start collecting sales tax from out-of-state ("remote") sellers. Prior to this ruling, buyers of goods from remote vendors were legally required to pay use tax on such purchases. In practice, however, the use tax compliance among consumers was low. Based on the prorating of national estimates, the state General Fund revenue gain from the Wayfair ruling could potentially be $85 million annually. It is currently unclear, however, what legal actions that the state must take before tax from remote sellers can be collected. Due to this uncertainty, the Baseline does not include any revenues from the Wayfair ruling.

•
Sports Betting: In May 2018, the U.S. Supreme Court ruled the Professional and Amateur Sports Protection Act (PASPA) of 1992 to be unconstitutional. PASPA prohibited states from authorizing sports gambling. As a result of this ruling, states (including Arizona) are now allowed to impose a tax on sports betting. The potential revenue gain for Arizona is uncertain, as it would depend on several factors, including whether sports betting would be limited to Tribal-owned casinos only or be expanded to include retail locations (e.g. off-track betting locations) and online betting. In addition, the net revenue gain would also depend on the tax rate and to what extent sports betting would displace other forms of gambling. Due to these uncertainties, the Baseline does not include any tax revenues from sports betting.

Highway Safety Fee

The historical usage of Highway User Revenues Fund (HURF) and State Highway Fund monies in the DPS budget resulted in monies being diverted from local government road construction and state highway construction. HURF monies are used to fund state and local road construction. Roughly 50.5% of HURF revenue goes to state highway construction and 49.5% goes to cities and counties for local road construction.

Laws 2018, Chapter 265 establishes a new Highway Safety Fee to fund DPS's Highway Patrol budget, so that DPS would no longer be funded from HURF. Chapter 265 requires the Director of the Arizona Department of Transportation (ADOT) to set the fee on vehicle registrations to fund 110% of the Highway Patrol budget for each fiscal year.

In November 2018, ADOT announced the Highway Safety Fee, which became effective December 1, 2018 for new vehicle registrations and effective January 1, 2019 for vehicle renewals. As a first step in calculating the fee, ADOT determined the DPS Highway Patrol Budget to be $168 million. The additional 10% required by Chapter 265 is $16.7 million. As a result, the fee is expected to generate $185 million on an annual basis. ADOT estimates that approximately 5.8 million vehicles will be eligible for registration in 2019. The 5.8 million estimated number of vehicle registrations, along with the $168 million Highway Patrol budget, resulted in a $32 fee per vehicle, with off-highway vehicles paying $5 per vehicle per year.

Since this new fee will be effective January 1, 2019, it is expected to raise roughly half the $185 million in FY 2019, or $91 million.

In FY 2020, the fee will pay the complete cost of the Highway Patrol budget. As a result, current funding for Highway Patrol will be redirected. This includes:

•	Elimination of a full year of $99 million in HURF for DPS expenses, which will be redirected to state and local road construction.

•	Elimination of $30 million in General Fund for DPS expenses, which will be replaced by the Highway Safety Fee. This amount was added to the DPS General Fund budget to replace HURF dollars in FY 2015.

•
Redirection of $23.2 million of Insurance Premium Tax (IPT) from Highway Patrol Fund to the General Fund. The IPT revenues had previously been deposited into the Highway Patrol Fund to supplement the Highway Patrol budget. With the creation of the Highway Safety Fee, these monies can be directed to the General Fund. Most IPT revenues are already deposited into the General Fund. The $23.2 million estimate is based on the actual FY 2018 distribution.

•
Reduction of $7.5 million in State Highway Fund spending for Highway Patrol, which will be replaced by funding from the Highway Safety Fee. These freed-up monies in the State Highway Fund will be transferred to the General Fund through Vehicle License Tax (VLT) revenues.

•	Continued funding of the $7.3 million in new troopers added in FY 2019.

•
Deposit of the excess $16.7 million in Highway Safety Fee funds to the General Fund. This amount reflects the extra 10% of the Highway Patrol Budget. These monies will first be transferred to the State Highway Fund and then transferred to the General Fund through VLT revenues.

In total, the General Fund will benefit by $107.4 million:

•	$30.0 million from eliminating a planned increase in funding to support local HURF.

•	$30.0 million from the 2015 DPS budget shift.

•	$23.2 million from diverting IPT from the Highway Patrol Fund to the General Fund.

•
$24.2 million of transfers from the State Highway Fund to the General Fund: $16.7 million is from the 10% "Excess" Highway Safety Fee revenue and $7.5 million is from freed up State Highway Fund monies no longer used in the DPS operating budget. These monies in the State Highway Fund will be transferred to the General Fund through VLT revenues.

Transportation spending will increase by $69 million, including $19 million to local HURF and $50 million to the State Highway Fund.

Debt

At the end of FY 2020, the state's projected level of lease-purchase and bonding obligations will be $6.8 billion. The associated annual debt service payment is $917 million.

Of the $6.8 billion in total obligations, the General Fund share is $1.7 billion. The General Fund annual debt service is projected to be $317 million in FY 2020.

As a remnant of the Great Recession, the state also pays $931 million of current year K-12 obligations in the next year (the "rollover"). The $6.8 billion estimate of total obligations also does not include any unfunded retirement liability.

Arizona's credit rating was last changed in May 2015. Both major credit rating agencies upgraded Arizona's credit rating. Standard & Poor's upgraded Arizona from AA- to AA, while Moody's upgraded Arizona from Aa3 to Aa2. Both ratings represent the agencies' third highest rating out of 10 possible levels. Using Standard & Poor's credit ratings as of December 2018, in comparison to other states, 25 states have a higher rating, 15 states have the same rating, and 9 states have a lower rating or are not rated due to a lack of state level debt. Along with an overall rating, credit agencies also provide an outlook in terms of the future direction of rating changes. Since May 2015, both major agencies have maintained a stable outlook for Arizona.

More recently, Standard & Poor's upgraded its rating on Arizona's 2010 Lottery bonds to AA+ from AA. While the rating only applies to the Lottery bonds and not the state's overall rating, Standard & Poor's cited the state's broad and diverse population base and growth in the past decade as one reason for the improved outlook.

Other Funds

Besides the General Fund, the state has dedicated special revenue funds. Only a portion of these monies is subject to legislative appropriation. The Baseline includes a FY 2020 Other Fund appropriated spending level of $4.5 billion, or 0.7% above FY 2019.

The level of FY 2020 non-appropriated state funds is expected to be $10.0 billion, while non-appropriated Federal Funds are forecast to be $16.7 billion. When all appropriated and non-appropriated fund sources are combined, total FY 2020 state spending would be $41.9 billion.

State Revenues and Expenditures

The State receives revenues from taxes, fees and other sources, the most significant of which are the transaction privilege (sales) tax, the personal income tax and the corporate income tax. The State expends money on a variety of programs and services, the most significant elements of which include education (both kindergarten through twelfth grade and higher education), health and human services, correctional programs, transportation and debt service.

General Fund

The monies of the State are segregated into the General Fund and various other funds, including special, agency and trust funds. The General Fund consists of revenues received by the State and not required by law to be credited to any other fund, as well as earnings from the investment of State monies not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities, is the depository of most of the major revenue sources of the State

State Budget

The State's fiscal year begins on July 1 and ends on June 30 of the next calendar year. State law specifies that an annual budget shall be proposed by the Governor by the second Tuesday in January of each year for the next fiscal year (the "Governor's Budget"). Under State law, the Governor's Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. Following the Governor's Budget, the JLBC staff releases a baseline legislative budget for the next fiscal year.  The Governor's Budget and the JLBC budget form the basis for final negotiations between the Governor and Legislature to reach agreement on appropriations and other legislation to fund State government for the ensuing fiscal year (the "Budget Act"). The Budget Act must be approved by a simple majority vote of each House of the Legislature.

Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have made it more difficult for the State to raise taxes, imposed certain mandatory expenditures by the State, or otherwise limited the Legislature and the Governor's budgetary discretion.

THE STATE BUDGET AND APPROPRIATIONS PROCESS

General

Historically, the State Legislature has adopted an annual operating and capital outlay budget for all agencies of the State. The budget process is initiated by the Governor submitting the Governor's Budget by the second Tuesday in January for the next fiscal year to the State Legislature that includes proposed expenditures for the State and its agencies and the means of funding those expenditures. Thereafter, the staff of the JLBC analyzes the Governor's Budget and prepares a baseline budget. Public hearings are then conducted during the Legislative session and, generally prior to July 1, the budget is adopted through passage of appropriations bills. State agencies are then responsible, under the oversight of the Department's General Accounting Office, for exercising budgetary control and ensuring that expenditures do not exceed appropriations. The State Legislature has authority during the fiscal year to make additions, deletions or amendments to the adopted budget.

The accounts of the State are organized on the basis of funds and account groups, each of which is considered a separate accounting entity. The General Fund is used for all financial resources except those required to be accounted for in another fund. General Fund revenues are derived primarily from the collection of taxes, specifically transaction privilege (also referred to herein as "sales tax"), income (individual and corporate), motor vehicle, insurance premium and other taxes. Other State funds include special revenue funds, capital projects, debt service, enterprise, internal service, university, and trust and agency funds.

Constraints on the Budget Process

Over the years, a number of laws have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, imposed certain mandatory expenditures by the State, or otherwise limited the Legislature and the Governor's budgetary discretion.  In the event the State desires to increase the tax and fee revenues deposited in the General Fund, the State Constitution requires that any legislation that provides for a net increase in such State revenues requires the affirmative vote of two-thirds of the members of each house of the State Legislature. If the legislation receives the necessary two-thirds votes, the legislation will become effective immediately upon the signature of the Governor. If the Governor vetoes the measure, then the legislation will not become effective unless it is approved by an affirmative vote of three-fourths of the members of each house of the State Legislature. This constitutional requirement applies to legislation that would provide for a net  increase  in  State revenues in the form of: (1) the imposition of any new tax, (2) an increase in a tax rate or rates, (3) a reduction or elimination of a tax deduction, exemption, exclusion, credit or other tax exemption feature in computing tax liability, (4) an increase in a statutorily prescribed State fee or assessment or an increase in a statutorily prescribed maximum limit for an administratively set fee, (5) the imposition of any new State fee or assessment or the authorization of any new administrative set fee, (6) the elimination of an exemption from a statutorily prescribed State fee or assessment, (7) a change in the allocation among the State, counties or cities of Arizona transaction privilege, severance, jet fuel and use, rental occupancy, or other taxes, or (8) any combination  of the  foregoing.  This constitutional requirement does not apply to the effects of inflation, increasing assessed valuation or any other similar effect that increases State revenue but which is not caused by an affirmative act of the State Legislature. In addition, the requirement does not apply to fees and assessments that are authorized by statute, but are not prescribed by formula, amount or limit, and are set by a State officer or agency, and does not apply to taxes, fees or assessments that are imposed by counties, cities, towns and other political subdivisions of the State.

STATE FINANCES

The General Fund

The monies of the State are segregated into the General Fund and various other funds, including special, agency and trust funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of state monies not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities, is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation or funding measures enacted by the Legislature and approved by the Governor (including the annual Budget Act), as well as appropriations pursuant to various voter initiatives.

Budget Reserves - Budget Stabilization Fund (BSF)

The BSF, which acts as a budgetary reserve for the State, is funded with General Fund revenues and was established to normalize (over time) the fluctuations of the State's high and low growth rates and to help protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. The amount of funds transferred to or from the BSF is established by statutory formula, but may also be specified by additional acts of the Legislature. No operating expenditures may be directly incurred from monies in the BSF. Other than transfers from the General Fund, interest earned on pooled investments held by the State Treasurer is the primary revenue source of the BSF.

Given its stated use and purpose, balances in the BSF fluctuate depending on the fiscal condition of the State and the State General Fund. The unaudited cash basis balance in the BSF was approximately $461.4 million as of June 30, 2017 and approximately $457.8 million as of June 30, 2018. The State legislature also recently enacted legislation that requires the deposit of $271,107,000 into the BSF from the State's General Fund in each of the fiscal years ending June 30, 2019 and June 30, 2020.

Sources of Tax Revenue

The following is a summary of the State's major tax revenues. In fiscal year 2017-18, approximately 90.6 percent of the State's General Fund tax revenues and transfers were derived from sales and use taxes, personal income taxes and corporate income taxes.

Sales and Use Tax

The transaction privilege (or sales) tax accounted for approximately 44.7 percent of General Fund revenues and transfers in fiscal year 2017-18. The transaction privilege tax is levied upon the gross receipts from business activities within the State that are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs and gas delivered through mains. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

The Arizona use tax is imposed at the same rates as the transaction privilege tax on consumers of tangible personal property that is used, consumed, or stored in the State. Use tax applies to purchases from out-of-state vendors that are not required to collect tax on their sales. Use tax also applies to most leases of tangible personal property.

Personal Income Tax

The Arizona personal income tax, which accounted for approximately 42.4 percent of General Fund revenues and transfers in fiscal year 2017-18, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 2.59 percent to 4.54 percent. Personal, dependent, and other credits are allowed against the gross tax liability.

Taxes on capital gains realizations, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts.

Corporate Income Tax

The corporate income tax accounted for approximately 3.5 percent of General Fund revenues and transfers in fiscal year 2017-18. The corporate income tax is levied on corporations that engage in business within Arizona.  The tax rate currently is 4.9 percent of taxable income.

State Appropriations Limit

Article IX, Section 17 of the Arizona Constitution imposes a limit on the amount of State revenues that the Legislature may appropriate for a fiscal year to a percentage of Arizona personal income.  Currently, this limit is 7.41 percent of Arizona personal income. The Constitutional provision also defines the type of State revenues that are subject to the appropriations limit, which include taxes, university collections, licenses, fees and permits. Certain revenues are excluded from the limitation, including interest and dividends, sales for services and rentals, federal grants and funding, donations and gifts, and amounts received in trust.

The JLBC staff, in consultation with the Governor's Office of Strategic Planning and Budgeting ("OSPB"), is required by statute to report the appropriations subject to the Constitutional limit. This calculation is prepared by February 15th of each year and indicates the appropriations that are or will be subject to the limit in the previous, current and subsequent fiscal years. The most recent calculations prepared by JLBC indicate that the appropriations subject to the limit, as a percent of Arizona personal income, were 5.78 percent for fiscal year 2017-18 and 5.68 percent for fiscal year 2018-19.

GOVERNMENT-WIDE FINANCIAL ANALYSIS

The State's overall financial position and operations for the fiscal year ended June 30, 2018 for the primary government are summarized, as follows, based on the information included in the government-wide financial statements.

For the year ended June 30, 2018, the State's combined net position totaled $27.2 billion, reflecting an increase of $1.8 billion during the current fiscal year. The largest portion of the State's net position (86%) represents net investment in capital assets of $23.5 billion. Additions to land, roads, and bridges provided the majority of the governmental activities increase in net investment in capital assets of $903.1 million. The

State uses these capital assets to provide services to citizens; consequently, these assets are not available for future spending. Although the State's investment in its capital assets is reported net of accumulated depreciation and related debt, it should be noted that the resources needed to repay this debt are planned to be provided from other sources, since the capital assets themselves are not typically used to liquidate these liabilities. The State's net position also included $9.2 billion (34%) of resources that are subject to external restrictions on how they may be used. The governmental activities increase in restricted net position of $128.4 million is largely a result of an increase of $288.6 million in the amount restricted by the State's Constitution for basic education funded by the Land Endowments Fund, offset by a decrease of $92.8 million in the amount restricted for health and welfare. The business-type activities increase in restricted net position of $224.7 million is primarily due to an increase of $274.7 million in the amount restricted for the Unemployment Compensation Fund. After accounting for the above net position restrictions, the State has a remaining deficit of $5.5 billion (20%) reported as unrestricted net position.

Change in Net Position

Governmental Activities - Net Position increased by $1.4 billion from fiscal year 2017, or a 6% increase from fiscal year 2017. Reported sales and income tax revenues increased by $418.4 million, or 6% and $445.7 million, or 10%, from fiscal year 2017, respectively. The increase in tax collections generally reflects increased economic activity in the State during fiscal year 2018. Net taxable sales increased by 7% from fiscal year 2017, resulting in the increased reported sales tax revenue. The largest increases in net taxable sales during fiscal year 2018 were in retail, contracting, and restaurants and bars. The increase in income tax revenue for the State during fiscal year 2018 reflects increases in withholding and individual tax collections. During fiscal year 2018, the gain on sale of trust land increased by $114.5 million, or 241%. Contributing to this increase was one of the largest-ever successful bids of $79.0 million on the sale of State trust land. In addition, operating grants and contributions increased by $224.6 million (2%) over fiscal year 2017. This increase is mostly attributable to the rise in federal and local government grants received by the Arizona Health Care Cost Containment System (AHCCCS) as a result of the increase in expenditures incurred due to utilization, capitation rate increases, the addition of the behavioral health federal and local government grants addressing opioid substance use disorders, and enrollment growth for Children's Health Insurance Program. The increase in operating grants and contributions discussed above was offset by a decrease of $186.6 million in the fair value of the Permanent Fund investment portfolio from fiscal year 2017. The increase in health and welfare expenses of $593.0 million (4%) resulted mostly from the increase in expenses for AHCCCS programs, as indicated above. The increase in education expenses of $169.5 million (3%) was largely due to increased enrollment growth and inflation. Expenses also increased by $292.3 million (23%) for protection and safety, primarily as a result of increased pension expenses due to a court decision for the Corrections Officer Retirement Plan that adjusted the cost-of-living benefits for retirees who became members before July 20, 2011.

Business-type Activities - Net Position increased by $411.6 million from fiscal year 2017, or 13%. This increase is primarily due to increases in net position for the Universities and the Unemployment Compensation Fund of $130.4 million and $274.7 million, respectively. Non-operating revenues and transfers from the General Fund more than offset the Universities' operating loss of $1.3 billion. The Universities' operating revenues increased by $124.6 million over fiscal year 2017 primarily due to an increase in net student tuition and fees revenue, largely as a result of increased enrollment and modest increases in nonresident tuition and fee rates. Another increase included an increase in intergovernmental revenue, both operating and non-operating. These increases were offset by the Universities' rise in operating expenses of $301.1 million over fiscal year 2017 primarily due to increases in expenses for instruction, academic support, and scholarships and fellowships and student services. Also, the Unemployment Compensation Fund's unemployment assessment revenue increased by $8.8 million and cost of sales and benefits decreased by $25.2 million, as compared to the prior fiscal year, due to the decline in unemployment levels. In addition, unemployment assessment revenue of $504.8 million was higher than the cost of sales and benefits of $246.3 million during fiscal year 2018.

Governmental Funds

The general government functions are contained in the general, special revenue, debt service, capital projects, and permanent funds. The focus of the State's governmental funds is to provide information on near-term inflows, outflows, and balances of spendable resources. Such information is useful in assessing the State's financing requirements.

General Fund

The General Fund is the chief operating fund of the State. At June 30, 2018, the non-spendable, restricted and committed fund balances were: $11.6 million, $44.4 million, and $113.2 million, respectively. The fund balance of the State's General Fund increased $190.7 million during the fiscal year. Revenues exceeded expenditures by $949.3 million, before other financing sources and uses. However, other financing sources and uses offset this excess by $758.6 million, which consist primarily of transfers to the Universities in support of higher education, offset by legislative transfers from other funds to the General Fund. Overall revenues increased by $1.0 billion (4%) and expenditures increased by $619.7 million (3%) from fiscal year 2017. Primary reasons for increases in fund balance during the fiscal year are increased collections of sales and income taxes and increased intergovernmental revenue, including a rise in federal and local government funding received by AHCCCS. Primary reasons for decreases in fund balance during the fiscal year are due to expenditure increases for health and welfare, education, and intergovernmental revenue sharing.

Transportation and Aviation Planning, Highway Maintenance and Safety Fund

The Transportation and Aviation Planning, Highway Maintenance and Safety Fund is responsible for the repair and maintenance of existing roads, paying the debt service for roads that are built from the issuance of revenue bonds and grant anticipation notes, and providing technical assistance with road construction provided by contractors hired by the Arizona Department of Transportation (ADOT). Total fund balance increased $47.8 million during fiscal year 2018. Although revenues exceeded expenditures by $269.7 million, transfers to non-major governmental funds of $253.0 million, to primarily pay debt service, largely offset this excess. Overall, revenue increased by $155.4 million (5%), however, expenditures also increased by $232.6 million (9%), as compared to the prior fiscal year.

Land Endowments Fund

The Land Endowments Fund was established when the federal government granted Arizona statehood. Both the State's Constitution and the federal government require that the land grants given to the State be maintained indefinitely, and the earnings from the land grants should be used for public education, primarily K-12. For fiscal year 2018, the Land Endowments Fund total fund balance increased $250.1 million. Endowment investments increased $217.7 million at fiscal year end, mainly due to a net increase in the fair value of investments of $382.0 million, receipts from land sales of $119.1 million, and realized gains of $105.4 million. This was partially offset by increased distributions resulting from Proposition 123.

GENERAL FUND BUDGETARY HIGHLIGHTS

During the fiscal year ended June 30, 2018, the original budget was amended by various supplemental appropriations and appropriation revisions. Differences between the original budget and the final amended budget resulted in a $1.8 billion net increase in appropriations for the General Fund. Some of the significant changes in the General Fund appropriations were:

1.	$528.9 million increase due to prior fiscal year obligations that were paid in the current fiscal year per A.R.S. § 35-191.

2.
$981.9 million increase to the Department of Education's original budget is primarily due to the basic state aid deferred payment from fiscal year 2017, which was appropriated as a supplemental appropriation in the fiscal year 2018 budget, as well as additional state aid funding.

3.
$91.2 million increase to the AHCCCS' original budget is primarily due to supplemental appropriation increases for voluntary payments from political subdivisions related to disproportionate share hospital and graduate medical education and for Proposition 204 services, to account for increased tobacco settlement agreement revenue over the original appropriated funding source utilized to fund program expenditures.

4.
The $53.6 million increase to the Universities' original budget is primarily due to one-time funding increases, operating lump sum appropriations, and for lease-purchase payments for research infrastructure facilities.

5.
The $39.0 million increase to the General Accounting Office's budget is primarily due to General Fund transfers for the New School Facilities Fund, the Elected Officials' Retirement Plan, and the Substance Use Disorder Services Fund.

6.
The $27.3 million increase to the Department of Administration's original budget is primarily due to supplemental appropriation increases for various purposes such as improving the security, privacy, and risk of the State's IT systems, the Department of Child Safety's replacement of the Children's Information Library and Data Source System, and an update of the Department of Public Safety's Microwave Backbone Statewide Communication System.

7.	The $27.2 million increase to the School Facilities Board's (SFB) original budget is primarily for building renewal grant funding.

The actual expenditures were less than the final budget by $1.2 billion. Of this amount, $156.8 million will continue as legislative multiple fiscal year spending authority for fiscal years 2019 and beyond, depending upon the budgetary guidelines of the Legislature. The remaining $1.1 billion represents the unused portion of the State's legislatively authorized annual operating budget.

CAPITAL ASSETS AND DEBT ADMINISTRATION

Capital Assets

The State's investment in capital assets for its governmental and business-type activities as of June 30, 2018 totaled $30.1 billion, net of accumulated depreciation. The total primary government increase in capital assets for the current period was 3%, with a 3% increase in capital assets used for governmental activities and a 6% increase for business-type activities. Depreciation charges of the governmental and business-type activities for the fiscal year totaled $485.6 million.

Major capital asset activity during the current fiscal year included the following:

•	The ADOT started or completed roads and bridges totaling $775.4 million during the fiscal year.

•
The Universities' additions to capital assets totaled $734.7 million and included increased investments in buildings to support instruction, research, and public service missions, as well as building renewal and other capital projects.

The State manages its roads using the Present Serviceability Rating (PSR), which measures the condition of the pavement and its ability to serve the traveling public. The PSR uses a five-point scale (5 excellent, 0 impassable) to characterize the condition of the roadway. The State's serviceability rating goal is 3.23 for the overall system. The most recent assessment indicated that an overall rating of 3.57 was achieved for fiscal year 2018.

The State manages its bridges using the Bridge Management System. To comply with federal standards, the State is expected to maintain its bridges to a condition where not more than 10.0% are classified as poor. The State's most recent assessment indicated that 1.4% of the bridges were so classified for fiscal year 2018.

The State's most notable and largest highway construction project to date began in fiscal year 2016 and was for the design, construction, and 30-year maintenance of the Loop 202 South Mountain Freeway. The project is a 22-mile, 8 lane freeway that will complete the Loop 202 and Loop 101 freeway system. Right-of-way cost estimates, not contractually committed, brings the total project cost estimate to $2.0 billion, not including financing costs. The project's completion date is anticipated to occur in late 2019. Actual costs incurred by the ADOT through June 30, 2018 for this project are $1.0 billion.

Long-Term Debt

The State issues no general obligation debt instruments. The Arizona Constitution, under Article 9, Section 5, provides that the State may contract debts not to exceed $350 thousand. This provision has been interpreted to restrict the State from pledging its credit as a sole payment for debts incurred for the operation of the State government. As a result, the State pledges either dedicated revenue streams or the constructed building or equipment acquired as security for the repayment of long-term debt instruments.

Major long-term debt activity during the current fiscal year included the following:

•	The ADOT issued grant anticipation notes for $62.6 million to fund I-40 and I-10 projects in the ADOT's 5-Year Capital Plan.

•
The Universities issued revenue bonds for $335.0 million to fund the construction or renovation of capital facilities and infrastructure and to refinance existing debt to obtain debt service savings by taking advantage of lower market interest rates. Additionally, the Universities issued $104.4 million refunding COPs to also obtain debt service savings by taking advantage of lower market interest rates.

ECONOMIC CONDITION AND OUTLOOK

The Office of Economic Opportunity within the Arizona Department of Administration is forecasting the State to gain a projected 152,968 jobs, representing annual growth rate of 2.6%, over the two-year projected employment period of 2017 (quarter 3) to the 2019 (quarter 2).

The following budgetary information is based on the State of Arizona's Fiscal Year 2019 Appropriations Report.

 The State's fiscal year 2019 General Fund budget reflects projected growth in base revenues of 4.0%. The net revenues are projected to increase from $10.0 billion in fiscal year 2018 to $10.6 billion in fiscal year 2019. General Fund spending is projected to increase from $9.8 billion in fiscal year 2018 to $10.4 billion in fiscal year 2019. The budget includes increased spending for K-12 education changes, increases for Department of Economic Security spending, and increased spending for Department of Corrections. The General Fund fiscal year 2019 cash balance is projected to be a $236 million balance.

The enacted budget's 3-year spending plan provides estimates of fiscal year 2020 and fiscal year 2021 spending.

The fiscal year 2020 General Fund budget is forecasted to have revenues of $11.0 billion and expenditures of $10.8 billion, with a $188 million balance. After accounting for legislation enacted separately from the budget and technical adjustments, fiscal year 2020 revenues are projected to be $11.0 billion compared to spending of $10.8 billion. The fiscal year 2020 balance is estimated to be $187 million. The structural balance (difference between ongoing revenues and expenditures and excludes onetime adjustments and Budget Stabilization Fund balance) for fiscal year 2020 is estimated to be $45 million. The fiscal year 2020 spending projection includes statutory formula caseload growth and removal of fiscal year 2019 spending categorized as one-time in the fiscal year 2019 budget process. Fiscal year 2020 ongoing revenues are primarily based on a base growth rate of 4.4% as negotiated between the Executive and the Legislature, but also incorporate separately enacted tax law changes. It also reflects new one-time spending, including $49 million in one-time fiscal year 2020 spending to complete SFB school construction projects started in fiscal year 2019 and start SFB projects projected to start in fiscal year 2020 and another year of $65 million of funding for teacher pay raises that will be funded from an ongoing funding source starting in fiscal year 2022. The fiscal year 2021 General Fund budget is forecasted to have revenues of $11.4 billion and expenditures of $11.3 billion, with a $102 million balance. After accounting for separately enacted legislation and technical adjustments, fiscal year 2021 revenues are projected to be $11.4 billion compared to spending of $11.3 billion. The fiscal year 2021 budget is estimated to have a $102 million balance. The structural balance for fiscal year 2021 is estimated to be $2 million. The fiscal year 2021 spending includes statutory formula caseload growth and removal of one-time fiscal year 2020 spending. Fiscal year 2021 ongoing revenues reflect a negotiated base growth rate of 4.4%, further adjusted for previously enacted tax law changes. It also reflects new one-time spending, including $27 million to complete SFB school construction projects projected to start in fiscal year 2020 and the final year of $65 million of funding for teacher pay raises that will be funded from an ongoing funding source starting in fiscal year 2022.

STATE RETIREMENT SYSTEM

Retirement Benefits

The State contributes to four separate pension plans for the benefit of all full-time employees and elected officials.

The Arizona State Retirement System ("ASRS"), a cost-sharing, multiple employer defined benefit plan, has reported increases in its unfunded liabilities.

The Board of ASRS adopts annual contribution rates for the system. For the year ended June 30, 2018, active plan members were required by statute to contribute at the actuarially determined rate of 11.50 percent (11.34 percent for retirement and 0.16 percent for long-term disability) of the members' annual covered payroll. The State was also required by statute to contribute at the actuarially determined rate of 11.50 percent (10.90 percent for retirement, 0.44 percent for health insurance premium, and 0.16 percent for long-term disability) of the members' annual covered payroll. For fiscal year 2019, active plan members actuarially determined contribution rate is 11.80 percent (11.64 percent for retirement and 0.16 percent for long-term disability) of the members' annual covered payroll. The State is also required to contribute at the actuarially determined rate of 11.64 percent (11.18 percent for retirement, 0.46 percent for health insurance premium, and 0.16 percent for long-term disability) of the members' annual covered payroll.

The Arizona Public Safety Personnel Retirement System ("PSPRS"), an agent multiple-employer defined benefit plan that covers public safety personnel who are regularly assigned to hazardous duties, for which the Arizona State Legislature establishes and may amend active plan members' contribution rate, has reported increases in its unfunded liabilities. The effect of the increase in the PSPRS's unfunded liabilities is expected to result in increased contributions by the State and its employees. However, the specific impact on the State, or on the State's and its employees' future annual contributions to the PSPRS, cannot be determined at this time.

For the year ended June 30, 2018, active PSPRS members were required by statute to contribute 7.65 to 11.65 percent, as applicable, of the members' annual covered payroll and the participating State agencies were required to contribute at the actuarially determined rates for their portion of the plan of 9.00 to 104.71 percent, as applicable, the aggregate of such employee and employer contributions being the total actuarially required amount. For the fiscal year ending June 30, 2019, active PSPRS members were required by statute to contribute 7.65 to 11.65 percent, as applicable, of the member's annual covered payroll and the participating State agencies were required to contribute at the actuarially determined rates for their portion of the plan of 9.00 to 106.41 percent, as applicable, the aggregate of such employee and employer contributions being the total actuarially required amount. The health insurance premium portion of the contribution rate was included in the actuarially determined rates previously stated for participating State agencies.

The Corrections Officers Retirement Plan ("CORP") is a multiple-employer defined benefit  plan  that covers certain State employees whose primary duties require direct inmate contact, for which the Arizona State Legislature establishes and may amend active plan members' and the State's contribution rates. The CORP has reported increases in its unfunded liabilities. The effect of the increase in the CORP's unfunded liabilities is expected to result in increased contributions by the State and its employees, however the specific impact on the State, or on the State's and its employees' future annual contributions to the CORP, cannot be determined at this time.

For the year ended June 30, 2018, active CORP members were required by statues to contribute 7.96 to 8.41 percent of the members' annual covered payroll, and the participating State agencies were required to contribute at the actuarially determined rates for their portion of the plan of 19.31 to 31.03 percent, as applicable, the aggregate of such employee and employer contributions being the total actuarially required amount. The health insurance premium portion of the contribution rate was included in the actuarially determined rates previously stated.

The Elected Officials Retirement Plan ("EORP"), a cost sharing multiple-employer defined  benefit  plan that covers State elected officials and judges, for which the Arizona State Legislature establishes and may amend active plan members' contribution rate, has reported increases in its unfunded liabilities. The EORP is governed by the same Board of Trustees that manages the PSPRS plan. As of January 1, 2014 EORP is closed to new members. Pursuant to Arizona statute, the annual contribution for active members of EORP is 7.00 or 13 percent of the members' annual covered payroll, as applicable. Although the actuarially determined employer contribution rate for the year ended June 30, 2019 is 162.63 percent of covered payroll, pursuant to current State law participating EORP employers are required to annually contribute 61.50 percent of covered payroll for elected officials and eligible judges. This amount is distributed to EORP, the Elected Officials Defined Contribution Retirement System (EODCRS) and the Arizona State Retirement (defined benefit) System (ASRS), depending on the retirement program in which each eligible employee participates. As a percent of covered payroll, the employer contribution rate, by statute, for EODCRS participating members is 6.00 percent; the employer contribution rate for ASRS participating members is 11.80 percent (11.64 percent for retirement and 0.16 percent for long-term disability) for the year ended June 30, 2019; and all remaining employer contributions, up to 61.50 percent of the covered payroll of all elected officials and eligible judges, are remitted to EORP. The EORP employer contribution is additionally funded each year with designated state and county court fees and a $5,000,000 appropriation from the State general fund.

It should be noted that Senate Bill 1609, which was passed by the State Legislature in 2011, increased member contribution rates in PSPRS and in EORP over a four-year period. It also added conditions to future benefit increases for benefit recipients.  However, those provisions faced a legal challenge in Hall vs. EORP.  A Superior Court ruling declared both provisions to be unconstitutional, and that decision was upheld by the Arizona Supreme Court. Based on that opinion, member contribution rates for certain active members had to be reduced back to their pre-SB 1609 levels, and refunds for contributions made at the higher rates were made in fiscal years 2017 and 2018. Likewise, some retirees received additional increases in their pensions in fiscal year 2018.

The Government Accounting Standards Board adopted Statement Number 68, Accounting and Financial Reporting for Pensions ("GASB 68"), which, beginning with fiscal years starting after June 15, 2014, requires cost- sharing employers to report their "proportionate share" of the plan's net pension liability in their government-wide financial statements. GASB 68 also requires that the cost-sharing employer's pension expense component include its proportionate share of the plan's pension expense, the net effect of annual changes in the employer's proportionate share and the annual differences between the employer's actual contributions and its proportionate share. Additionally, GASB 68 requires agent-employers to report their plan's net pension liability in their government-wide financial statements, along with pension expense reported for changes in components of the net pension liability. The State's employees participate in the several pension plans provided by the State, and both the State and each covered employee contribute to the State plans. As of June 30, 2017, the State reported the following liabilities for its proportionate shares of its net pension liabilities under the specified plans: ASRS - $3.5 billion; PSPRS - $926.0 million; CORP - $805.1 million; EORP - $306.1 million; and Universities' Defined Contribution Plan - $39.9 million

Other Post-Employment Benefits

The Government Accounting Standards Board adopted Statement Number 75, Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions ("GASB 75"), which, beginning with the fiscal year starting after June 15, 2017, requires single agent employers to report their plan's net Other Post-Employment Benefits ("OPEB") liability in their government-wide financial statements, along with OPEB expense reported for changes in components of the net OPEB liability.

State employees, their spouses and survivors may be eligible for certain retiree health care benefits under health care programs provided through the State. Employees on long-term disability and their spouses may also qualify for retiree health care benefits through the State. It is expected that substantially all State employees that reach normal or early retirement age while working for the State will become eligible for such benefits. Currently, such retirees may obtain the health care benefits offered by the State by paying 100 percent of the applicable health care insurance premium available to all participants, whether retired or not, in the State's health care program. The State makes no payments for OPEB costs for such retirees. Even though the retirees are paying 100 percent of the insurance premiums, premium rates are based on a blend of active employee and retiree experience, resulting in a contribution basis wich is lower than the expected claim costs for retirees only, which results in an implicit subsidization of retirees by the State under GASB 75.

The State commissioned an actuarial valuation of the OPEB costs associated with the health care programs available to retirees through the State in order to meet the requirements of GASB 75. Based on that valuation, the financial impact to the State was $846.8 million as of June 30, 2018.

Litigation

The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund's investments

APPENDIX C

ADDITIONAL INFORMATION ABOUT THE COLORADO ECONOMY AND COLORADO OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Colorado ("Colorado" or the "State").  The sources of payment for Colorado municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities.  This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including the Focus Colorado: Economic and Revenue Forecast dated June 15, 2019 prepared by the Colorado Legislative Council Staff Economics Section, and other reports prepared by state government and budget officials and statements of issuers of Colorado municipal obligations, as available on the date of this Statement of Additional Information.  Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund is not responsible for information contained in such reports and has not independently verified the accuracy, completeness or timeliness of information contained in such reports.  Such information is included herein without the express authority of any Colorado issuer and is provided without regard to any events and that occurred since the date of the most recent publicly available report.

General Profile

Colorado became the 38th state of the United States of America when it was admitted to the union in 1876. Its borders encompass 103,718 square miles of the high plains and the Rocky Mountains, with elevations ranging from 3,315 to 14,433 feet above sea level. The current population of the State is approximately five million. The State's major economic sectors include agriculture, professional and business services, manufacturing, technology, tourism, energy production and mining. Considerable economic activity is generated in support of these sectors by government, wholesale and retail trade, transportation, communications, public utilities, finance, insurance, real estate and other services.

Economic Outlook

The following discussion is based on the Focus Colorado: Economic and Revenue Forecast dated June 15, 2019 prepared by the Colorado Legislative Council Staff Economics Section.

The U.S. and Colorado economies have maintained healthy economic fundamentals at the top of the business cycle through the start of 2019. Yet, several leading economic indicators suggest that risks to the ongoing economic expansion are rising. The U.S. and Colorado economies are expected to continue to expand throughout 2019 on the positive momentum of robust growth from the past two years. However, economic growth is expected to slow as an increasingly tight labor market poses a drag on business growth and uncertain international trade policy continues to impact global supply chains.

Economic activity remains elevated in Colorado and the nation as a whole. Labor markets continue to improve, with ongoing employment gains, historically low unemployment rates, and rising wage pressures. Businesses and corporations continue to report elevated incomes and profits, and U.S. energy production continues at historically high levels. Inflationary pressures remain in check, signaling an ongoing balance between global supply and demand.

Yet, several leading indicators have softened in recent months. Manufacturing and business investment have slowed as firms adjust to shifting international trade policy, which has impacted supply chains for U.S. companies and demand for U.S. goods. Tariffs on foreign goods and supply chain disruptions are also raising input costs for some U.S. businesses. Consumer demand has been tepid since the end of 2018, with slower growth in new purchases for durable goods, including automobiles, raising doubts about the health of the largest driver of economic growth-the American consumer. Additionally, employment growth has slowed over the last several months, signaling tighter labor markets and a slowdown in hiring.

In response to these trends, investors have expressed their concerns about the near-term outlook for the U.S. economy by demanding higher interest rates for shorter-term loans and accepting lower interest payments on longer-term bonds. This has created an inverted yield curve, which has historically been a reliable predictor of an impending recession. Navigating a delicate balancing act to maintain economic growth, labor markets, and inflation, the Federal Reserve continues to pursue a wait-and-see approach to monetary policy with the possibility of interest rate decreases on the table.

Gross Domestic Product

Real gross domestic product (GDP), an estimate of the inflation-adjusted value of final U.S. goods and services, grew by a healthy, annualized rate of 3.1 percent in the first quarter of 2019. However, growth was primarily driven by transitory factors, including a buildup in business inventories, and an increase in net exports. While consumer spending and business investment grew in the first quarter, they did so at slower rates compared to recent quarters. Government expenditures also contributed to economic growth in the first quarter of 2019. Colorado's economy continues to be one of the strongest in the nation, growing by an impressive 3.5 percent in 2018. However, recent indicators point to slower growth at the start of 2019.

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Growth in the U.S. and Colorado economies will moderate in 2019 and 2020 as the stimulative impacts of the federal tax cuts fade and a tight labor market constrains growth. Real U.S. GDP is expected to grow 2.4 percent in 2019, before slowing to 1.8 percent in 2020.

U.S. consumer spending increased, but growth slowed at the start of 2019. Consumer spending, as measured by personal consumption expenditures, accounts for more than two-thirds of total economic output. Consumer spending grew at a 1.3 percent annual rate in the first quarter of the year, a slowdown from the 2.6 annual rate in 2018. Consumers pulled back their spending on big ticket items, including motor vehicles and household furnishings. As a result, consumption on durable goods dropped 4.6 percent in the first quarter, partially offsetting gains in spending on services.

Business investment remains elevated. Business investment also continued to support economic growth in the first quarter of the year, as gross private domestic investment grew by 4.3 percent, up from 3.7 percent in the previous quarter. This improvement was driven by companies stockpiling inventories and continuing to invest heavily in intellectual property products, such as software and research and development. At an annual rate, businesses invested $950 billion on intellectual property products in the first quarter of 2019, an increase of $16 billion from the previous quarter. Residential investment continued to hinder economic growth in the first quarter of 2019, declining by 3.5 percent from the prior quarter, the fifth consecutive quarterly decline.

Trade uncertainties continue to distort international markets. U.S. exports of goods and services picked up significantly in the first quarter of the year, while imports, which are subtracted from GDP, were down from the previous quarter. On net, this resulted in a positive boost to GDP. The boost, however, may be transitory as it reflects the recent escalation in trade tensions between the U.S. and major trade partners, including China, Mexico, and Canada, which continue to disrupt global supply chains and global demand for U.S. goods.

Finally, government expenditures were up 2.5 percent from the previous quarter, after declining 0.4 percent in the last quarter of 2018. Growth in state and local government spending more than offset a slight decline in federal government spending in the first quarter of the year.

The U.S. economy is on track to post the longest economic expansion on record. In 2018, the U.S. economy grew at an annual rate of 2.9 percent, the ninth consecutive year of improvement. In July, the U.S. economy will mark ten years of expansion, the longest on record.

Colorado's economy continues to outperform the nation. The Colorado economy continues to be among the top states for economic activity. After growing by a solid 3.1 percent in 2017, the state managed to post a 3.5 percent gain in 2018, tied for the fifth fastest in the nation. Only the economies of Washington State, Utah, Idaho, and Arizona grew at a faster rate in 2018. Contributions to growth continue to be broad-based across most industries, with information and professional, scientific, and technical services posting the largest contributions to the increase in Colorado's GDP in 2018. Colorado's information industry and workforce continue to attract new companies to the state and add new employees; over 4,100 technology companies are located in the Colorado.

Households and Consumers

Rising wage pressures under a tight labor market continue to drive growth in income and expenditures among U.S. and Colorado households. While consumer activity remains elevated, demand for durable goods has softened, and consumers are signaling apprehensions about spending on big ticket items and household investments. Overall, household balance sheets remain solid, with savings rates at historical averages. Yet, while mortgage debt remains constrained on low interest rates, consumer debt continues to creep up and delinquency rates for auto, student, and credit card loans continue to rise.

•	Led by growth in wages, U.S. personal income is expected to expand 4.3 percent growth in both 2019 and 4.4 percent in 2020. Wage growth will be limited by subdued inflationary pressures.

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Personal income in Colorado is expected to outpace the nation and grow 5.8 percent in 2019 and 5.6 percent in 2020. A tight labor market through the forecast period will drive wages and salaries higher, while the retirement of experienced workers and automation will dampen some of the growth.

•	Consumer activity is expected to slow in 2019 and 2020 with moderation in household income growth.

Households are reaping higher incomes from most sources.  U.S. personal income ended 2018 up 4.5 percent, representing modest acceleration from the 4.4 percent growth rate posted in 2017. U.S. household income growth was broad-based and consistent throughout the year. Wages and salaries, the largest component of personal income, grew 4.5 percent, roughly in line with their increase the year prior. Nonfarrn proprietors saw incomes rise 5.5 percent, and investment income from dividends, interest, and rent grew 4.9 percent, with most strength in the interest component after interest rates ticked up. Growth in U.S. personal income slowed in the first quarter of 2019 on more modest gains in dividends, interest, and rent.

Personal income in Colorado increased 5.7 percent in 2018. The largest components of state personal income all grew more quickly than their national counterparts, with wage and salary income up 5.3 percent, nonfarm business proprietors' income up 9.4 percent, and investment income from dividends, interest, and rent up 5.4 percent.

This forecast anticipates slight acceleration in personal income during 2019, followed by slower rates of growth over the following two years. The outlook for investment income has dimmed as the Federal Reserve has signaled that interest rates will not be hiked at the pace previously expected. Labor market tightening, combined with ongoing employment growth, is expected to maintain upward pressure on wages, the largest component of household income at both the state and national level. Consistent with historical trends, personal income growth in Colorado will remain above the national pace throughout the forecast period.

Wage pressures reflect a tight labor market. Colorado workers earned $29.36 per hour on average in 2018, relative to an inflation-adjusted $28.70 in 2017. The 2.3 percent increase in real wages drastically outperformed the nationwide increase, 0.5 percent, and Colorado workers earned hourly pay of $1.84 more, on average, than their national counterparts. Economists generally attribute strong wage growth during late cycle economic expansions to a tight labor market, when firms face more competition to secure increasingly scarce qualified employees. Preliminary data suggest that wage growth in Colorado is accelerating. Through four months of 2019, Colorado wage earners saw their average hourly earnings increase 4.2 percent on a real basis, or 6.0 percent on a nominal basis, relative to the first four months of 2018.

Average hourly earnings present a picture of worker income in the aggregate; however, this indicator does not reveal the distributional impacts of wages.  Wage increases may be reflecting faster increases in compensation for higher-compensated employees instead of more broad-based gains across workers. The state minimum wage increased to $11.10 in 2019 from $10.20 in 2018 pursuant to Amendment 70. The minimum wage for tipped employees increased to $8.08 from $7.18. These rates of increase - 8.8 percent and 12.5 percent on a nominal basis, respectively - are expected to significantly outpace consumer price inflation over this time period.

Consumer spending has slowed. After a rocky start to the year, consumer spending picked up in March and April, propped up by ongoing employment gains and rising wages. Personal consumption expenditures in the U.S. rose by 4.3 percent year-over-year in April, up from 3.9 percent in January. Exceeding inflation and population growth slightly, U.S. retail sales are up 3.0 percent year-to-date through April over the same period last year, largely due to strong growth in the single month of March. Spending on durable goods is down in the first quarter on soft demand for cars and lower spending on furniture and appliances as home sales slow. Consumer sentiment remains strong, although it declined in May after news of additional tariffs. With inflation still sluggish and the job market tight, consumer spending should remain relatively strong through the next quarter. However, consumers are signaling apprehension in making large purchases.

Labor Markets

Labor market indicators for both the U.S. and Colorado remain strong, despite signs of growing worker shortages. Employers continue to add employees to their payrolls at a healthy pace, keeping the unemployment rate at historical lows. Job growth remains broad-based and labor force participation has increased.  However, hiring in 2019 has slowed and is expected to slow further.

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U.S. nonfarm employment is expected to add jobs at a pace of 1.4 percent in 2017, before moderating to 1.1 percent in 2020 as labor markets grow tighter. The U.S. unemployment rate is expected to average 3.7 percent in 2019 and rise to 3.9 percent in 2020 as an increasing number of workers seek employment.

•	In Colorado, nonfarm employment will grow 1.7 percent in 2019 before slowing to grow 1.4 percent in 2020. Rising labor force participation will sustain employment gains at slightly higher rates than the nation as a whole.  The Colorado unemployment rate is expected to average 3.5 percent in 2019 and 3.7 percent in 2020.

Strong labor markets are counteracting structural shifts. Colorado's labor force participation rate is climbing despite an accelerating number of annual retirements. Labor force participation fell during the first five years of the current expansion, a demographic idiosyncrasy that is inconsistent with the early years of all other recent expansions. Growing labor force participation since 2015 suggests that the tight labor market is now strong enough to counteract demographic and structural shifts toward automation, which have reduced demand for lower-skilled workers in many industries, including manufacturing and information services sectors.  Positive trends in the labor force participation rate will sustain employment growth in the near term. While labor force participation has increased across most age groups, contributions have been strong for those ages 55 and older, suggesting that these workers are remaining in or reentering the workforce at higher rates than in the past.

U.S. labor market indicators remain positive, but job gains have slowed. In May, the economy marked the 104th straight month of positive job growth. During this period, the U.S. has added almost 21 million new workers to the labor force, and the unemployment rate has dropped from 9.4 percent to a near historical low of 3.6 percent. Job growth has remained healthy despite reports of worker shortages and the nation nearing its longest period of economic expansion. Gains have been broad-based, with the largest sectors, professional and business services and education and health services, continuing to drive overall U.S. job growth. Since May 2018, these two supersectors have gained just over one million jobs, accounting for almost half (46.3 percent) of employment gains over the period. Construction and manufacturing industries continue to trend upward, adding 215,000 and 184,000 jobs, respectively, since May 2017. Employers in the information services and retail trade sectors continue to shed jobs from their payrolls.

Though the U.S. labor market continues to expand, job growth has been losing momentum through the current year. In May, total job growth increased by 1.6 percent from the same month one year prior, representing a deceleration from 1.7 percent in April. In January, year-over-year job growth was 1.9 percent. Monthly job gains through the year have also been lower, averaging 164,000 new jobs each month compared to the 219,800 monthly average over the same period last year.

Persistently low unemployment rate continues to pull workers back into the labor force. The U.S. unemployment rate has been gradually falling since 2014, reaching near historical lows in May 2019. The low unemployment rate has made employers entice workers back into the labor force. The "underemployment" (U6) rate, a broader measure that captures discouraged workers and those who work part-time but desire full-time work, continued its year-long downward trend in May 2018, falling to 7.1 percent, down from 8.1 percent in January.

Colorado's labor market remains strong. Despite concerns about a tightening labor market, Colorado employers continue to add jobs to their payrolls at a healthy pace. In April 2019, the state added almost 10,000 new jobs from the previous month, the largest one-month gain since December 2017. Year-over-year, total nonfann employment was up 1.8 percent in April, representing an acceleration from February and March's growth rates of 1.5 percent and 1.6 percent, respectfully. This estimate includes data revisions expected by Legislative Council Staff from the Bureau of Labor Statistics' annual rebenchmarking process.

Job gains occurred across nearly all sectors in April 2019 from the same month last. Professional and business services led gains, driven by growth in the professional, scientific and technical sectors. The professional and businesses services supersector is the largest of all private sector jobs, comprising almost 20 percent of statewide employment. Employment in the mining and logging supersector continues to trend upward, although volatility in oil markets may put a drag on hiring in the coming year. Finally, job growth in the retail, information, and administrative and support sectors services was slightly down from the same month last year, in part reflecting ongoing automation- and technology-driven consolidation in publishing and retail  sectors.

Labor market tightening is constraining business growth. Colorado's unemployment rate remains near historic lows, posting a 3.4 percent rate in April 2019. The state unemployment rate has been ticking up slightly since April 2018. While counter-intuitive, these trends reflect ongoing improvements in the state's labor market. The uptick in the unemployment rate does not reflect layoffs; Colorado claims for unemployment insurance remain at historical lows. Instead, workers who "dropped out" of the workforce or retired are being attracted into the workforce by improvements in job prospects and wages.

While labor force participation has grown, an increasing number of employers are reporting difficulties finding the skilled labor needed to grow their businesses.

Business Income and Activity

While still at an elevated level, business activity is starting to show signs of weakness as firms report concerns about global trade policy and reduced demand for U.S. goods. Corporate profits and proprietors' income have shown modest declines in recent months and firms are holding back on investment decisions. Manufacturing activity is still growing, but slowly, as firms report waning demand for durable goods and concerns about higher costs from a tight labor market and tariffs on inputs from China. While current activity is stable, surveyed firms report worries about future demand.

Business profits and investments have softened. Business investment in software and equipment slowed in the first quarter of 2019, growing 3.6 percent on an average annual basis compared with 8.0 percent growth in 2018. Firms are signaling caution when making new investments due to growing inventories and some signs of weakness in the economy.  Corporate profits and proprietors' income both decreased in the first quarter of 2019, as the boost from federal tax reform receded and input costs increased.  Nonfarm proprietors' income decreased 0.7 percent between the fourth quarter of 2018 and the first quarter of 2019. Corporate profits after taxes declined 3.2 percent in the first quarter of 2019, in contrast to the 38.4 percent growth experienced in the first quarter of 2018 immediately following the passage of federal tax cuts.

Weak business investment and consumer demand are weighing on manufacturing activity. While both the Institute for Supply Management's (ISM) manufacturing index and its non-manufacturing business activity index indicate expanding business activity (with values above 50), growth has slowed year-to-date. The manufacturing index registered 52.1 in May 2019, the lowest reading since October 2016 when the oil and gas industry was experiencing an industry-specific recession. The non-manufacturing business activity index read 56.9 in May, which is among the weakest readings over the past three years. Survey respondents report strong current business conditions, while U.S. trade policy is weighing down expectations for future orders.

The Federal Reserve Bank of Kansas City produces a manufacturing index similar to the ISM index for businesses within its region, which includes Colorado in addition to six other states. The Kansas City Fed index registered 54.0 in May, significantly slower than the all-time high of 79.0 in May 2018. Consistent with nationwide trends, current manufacturing activity remained steady, while firms voiced concern about future price increases from tariffs and a tight labor market.

Fewer orders for automobiles and airplanes. As measured by the Federal Reserve, industrial production decreased 0.5 percent between March and April 2019 and has receded slightly from production in the fourth quarter of 2018. The monthly production declines were a result of a large drop in motor vehicle and parts orders. Manufacturing and industrial production orders have been stable since last summer.

Durable goods orders for cars and trucks and commercial aircraft have been weak due to fewer car sales and safety concerns about the Boeing 737 MAX aircraft. Increased orders for oil and gas and mining equipment have mostly offset the declines in transportation orders.

Monetary Policy and Inflation

Despite the late cycle economy and tightening labor market, consumer prices continue to increase less quickly than expected. Most national consumer price components show only modest inflation, and indicators for Colorado show weaker price pressures than for the nation as a whole in 2019, bucking historical trends. Subdued inflation and softening in consumer and business activity brought an end to the Federal Reserve's pattern of interest rate increases. The Fed has signaled a wait-and-see approach to future rate hikes, and the possibility of a rate reduction should economic activity soften further.

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Inflationary pressures are expected to remain subdued on relatively low energy prices, and sluggish global demand.  Consumer prices for the Denver-Aurora-Lakewood area are expected to increase 1.5 percent in 2019 and 2.0 percent in 2020. By comparison, the national measure for all urban areas is expected to rise 1.7 percent in 2019 and 2.1 percent in 2020.

The Federal Reserve is pursuing a wait-and-see approach to monetary policy. After eight interest rate hikes over nine quarters entering 2019, the Federal Open Market Committee (FOMC) has signaled an end to this trajectory of increases. At its March meeting, 11 of 17 FOMC participants indicated that they did not anticipate advocating for a change in the target federal funds rate through the end of this year. More recent FOMC member communications have indicated the possibility of one or more rate cuts in 2019 following the release of weaker than expected reports for employment, inflation, and manufacturing activity. Such a move could firm inflationary pressures, and support business and consumer activity. Many Fed watchers are already pricing rate cuts into their expectations for the remainder of the year.

The current target federal funds rate stands between 2.25 percent and 2.50 percent. For comparison, the target federal funds rate stood at about 5.25 percent entering the Great Recession, and at about 6.50 percent entering the 2001 recession. Historically, the Fed has responded to losses of economic momentum with interest rate cuts of several percentage points, prodding economic actors to place more value on spending than saving. If interest rates are not high enough to sustain such large cuts entering the next U.S. recession, the Fed will likely choose from among other policy options, including money supply expansion via a new round of quantitative easing, and/or the use of negative interest rates to stimulate economic activity.

Subdued inflation continues. Inflationary pressures remain subdued on drags from energy prices, and a slowdown in global demand for goods.  Headline consumer prices increased at a rate of 2.0 percent between May 2018 and May 2019, slightly outpacing inflation in the Fed's preferred personal consumption expenditure (PCE) measure. Core inflation, excluding volatile food and energy prices, was marginally quicker at 2.1 percent. Modest inflationary pressure was the norm across most components of the consumer price index.

Colorado consumer prices have slowed with the housing market. In 2018, the U.S. Bureau of Labor Statistics began reporting bi-monthly data in addition to semi-annual reports, allowing for more current analysis of regional inflationary pressures. Data released year-to-date through May suggest easing inflationary pressures in the Denver metro area, with drags from lower energy prices and apparel, and moderation in housing costs in recent months. Year-to-date, headline consumer prices for Denver increased 1.1 percent through May over year-ago levels,  versus 1.7 percent inflation based on monthly data through May nationwide.

Energy Markets

The U.S. oil and gas industry continues to set new production records, leading to more refining and exports. Improved efficiencies and lower costs allow oil and gas firms to remain profitable even with fluctuations in crude oil prices. Recent increases in domestic oil and natural gas production have exposed supply line constraints, including pipelines and refineries at capacity and labor shortages. As a result, a rising number of drilled wells remain uncompleted. The transformation in electric generation is set to continue, as natural gas and renewable energy replace coal as the dominant source of electric power.

•	Energy prices are expected to remain near current levels as domestic supply continues to meet a larger share of demand, insulating prices from shifts in international markets.

Oil companies are in a strong position. Despite volatile crude oil prices, U.S. oil producers set a record for production in 2018 according to the Energy Information Administration. Crude oil prices decreased 39.8 percent between the first week of October 2018 from $75.13 per barrel of oil to $45.22 in the fourth week of December 2018, and then rebounded to $65.28 at the end of April. The increase in oil production has allowed oil exports to set a record in 2018, while also increasing crude oil stocks.

The oil industry cut costs and increased efficiency in 2015 and 2016, leading to cheaper costs of production per barrel of oil. The lower costs of production and higher volume resulted in 2018 being the most profitable year for oil companies since 2013. New technologies and advances in drilling techniques have reduced costs for producing oil in the geology of the Permian Basin in western Texas and eastern New Mexico, which is responsible for most of the new production. These lower production costs will insulate domestic oil producers from future fluctuations in oil prices.

Natural gas benefits from shifts in electric generation. Natural gas production and consumption also set a record in 2018 due to the increased use of natural gas to produce electricity and unseasonable weather. After overtaking coal as the largest source of electricity, the Energy Information Administration estimates that natural gas made up 35 percent of the electricity generated in 2018. Natural gas consumption is also impacted by the weather; natural gas is the dominant fuel for heating buildings and is increasingly used to generate electricity for air conditioning or electric space heaters prevalent in the South. There were colder-than-normal temperatures across most of the country in January 2019 and record highs in the summer of 2018. Domestic natural gas producers were able to meet this demand and natural gas prices have been stable over the past several years. Natural gas prices averaged $2.66 per thousand cubic feet (Md) in the fourth week of May.

Drilling activity has slowed.  New drilling activity, as measured by active drilling rigs, declined 9.0 percent between the end of 2018 and the second week of May 2019, with a total of 805 oil rigs and 183 natural gas wells. While the number of active drilling rigs declined, new wells may still be coming online. According to the Energy Information Administration, the number of drilled but uncompleted wells has been rising since 2016. These wells have been drilled but still must have casing, cementing, perforating, or hydraulic fracturing performed due to economic reasons including a lack of well completion crews in areas of high demand, inability to transport new production to market, or postponed well completion due to lower energy prices.

Colorado energy activity. Similar to national energy markets, the Colorado oil and gas industry continues to increase production. The Energy Information Administration estimates that crude oil production per well in the Niobrara formation, which includes Colorado, increased  from less than 200 barrels per day in 2010 to nearly 1,200 barrels per day in 2019. New wells are more efficient due to the use of hydraulic fracturing and horizontal drilling.

A survey of oil producers in the Tenth District of the Federal Reserve, which includes Colorado, expects stable production despite the fall in oil prices at the end of 2018. Overall, current production remains flat, but there was an uptick in expectations for future activity as prices increased so far in the second quarter. Even with current activity near its peak, there is room to expect more as most firms expect more pipeline capacity to become available in the next 12 months, and around 20 percent of firms indicated that their number of drilled but uncompleted wells has increased in the past year.

After falling 5.9 percent in 2018, coal production in Colorado increased 5.1 percent in the first four months of 2019 compared with the same period in 2018 according to the Colorado Department of Natural Resources. Nationally, the Energy Information Administration estimates coal production will continue to fall through 2020 due to less demand for coal as electricity production shifts to renewable fuels and natural gas.

Housing & Residential Construction

The national residential real estate market continues to cool down. Growing affordability concerns, stemming from rising construction costs, a shortage of skilled labor, and rising interest rates began to slow residential fixed investment in 2018. Sellers placed their homes on the market in anticipation of future lower prices, and buyers delayed purchasing homes because of these higher costs, which increased inventory and led to slower price appreciation and fewer home sales. However, the Federal Reserve's policy shift on interest rates in late 2018 and a strong labor market have alleviated some concerns in the sector, but market growth is expected to be slow until the gap between what sellers are looking for and buyers are willing to pay narrows. Similar to the nation, Colorado's real estate market began to cool in 2018, particularly in the Metro Denver area. However, the market has been steadily picking up momentum through the first quarter of the year; albeit at a slower pace compared to recent years.

•	Following extremely high levels of new activity, Colorado housing permits are expected to fall 16.8 percent in 2019 and then increase 5.2 percent in 2020.

•	Home prices in Colorado are expected to stabilize overall, with some softening in the most expensive areas of the state, offsetting home price appreciation in more affordable regions.

The U.S. housing market has improved after a rough end to 2018. The national residential real estate market softened in the last quarter of 2018 as rising mortgage interest rates added to already growing affordability concerns.  In December 2018, the median sales price of houses sold in the country was $322,800, down from $337,900 from the same period one year earlier. Homebuilder confidence dampened, housing starts plunged in November and December, and home appreciation slowed in the second half of the year. Since the Federal Reserve's policy shift in late December to holding interest rates steady, mortgage rates have moderated, and builder confidence has rebounded to healthier levels.

In May, the Housing Market Index, a monthly survey designed to take the pulse of residential builder confidence, reported a reading of 66, after declining to 56 and 58 in December and January. A reading above 50 indicates a favorable outlook on home sales, while below 50 indicates a negative outlook. The May reading is at its highest level since October 2018. Lower interest rates, a strong labor market, and rising wages have contributed to the improvement in the national residential real estate market. Nevertheless, ongoing labor and lot shortages and rising material costs continue to hinder growth.

Supply-demand imbalance continues to hinder growth. Homebuilders continue to report strong demand for new housing fueled by a strong labor market and steady income growth, and thus are continuing to bring new homes onto the market. However, most of the building encompasses the move-up and high-end levels, not the entry-level where demand is strongest. High construction costs are making it more difficult to profit on lower-priced homes.

Colorado's residential market decelerated in 2018. Colorado's residential real estate market started to soften in 2018 after several years of robust growth. The Case-Schiller CO-Denver home price index reported a 4.2 percent price increase in March 2019 relative to the same period last year, representing a deceleration from the 8.5 percent increase posted in March 2018. The steep rise in prices, especially in the Metro Denver region, and higher mortgage rates put many homes out of reach to purchase. As demand waned, new construction activity softened. Through April 2019, total housing permits for the state were down 30 percent from the same period one year ago.

Positive market indicators are generating momentum in the Colorado residential real estate market. Lower interest rates, historically low rental vacancy rates, moderating price increases, and an increase in supply are leading many buyers back into the Colorado real estate market. In May 2019, the average 30-year fixed mortgage rate dipped below 4 percent, after almost reaching 5 percent earlier this year.  In addition, there were 8,789 new listings in May 2019, up 38.1 percent from the previous year, according to the Denver Metro Association of Realtors. The lower borrowing costs and stabilizing price appreciation are making it easier for buyers to purchase a home in most areas of the state. The market is expected to pick up momentum as the home buying season begins; albeit activity will be slower than in recent years.

Nonresidential Construction

U.S. nonresidential construction activity continued at a healthy pace through the first quarter of 2019. While both public and private investments have contributed to improvements, spending on private projects continues to slow. Total U.S. nonresidential construction spending through the first quarter of 2019 was $2.319 billion, up 5.1 percent from the same period last year. Colorado's nonresidential construction market is also performing at elevated levels, and growth is spreading to most areas of the state. Prior to 2018, growth had been mainly restricted to the Metro Denver and northern regions of the state. Several large projects are scheduled to start in 2019 that will continue to support nonresidential construction activity.

Coming off of several large scale projects in 2018, nonresidential construction in Colorado is expected to decline 22.3 percent in 2019 before increasing 5.4 percent in 2020. Despite the decline, activity will remain elevated relative to historical levels.

Public sector construction spending has been particularly strong. Nationally, public sector investment has primarily been driving growth in the nonresidential construction market through the first quarter of the year, with the largest year-over-year increases occurring in water supply, conservation and development, office, and commercial projects. A strong U.S. economy has given many states a budget surplus for the first time in years allowing them to invest in more public projects.

Private investment remains near historical levels but has been decelerating. Total investment in private nonresidential projects remain near historical highs, totaling $1.377 billion through the first quarter of the year, but growing at a slower rate relative to prior years. Investment in communication and commercial projects has declined year-over-year, while transportation and manufacturing projects continue to lift total spending on private projects. Investment in private projects has been recently constrained as private borrowing costs have increased and concerns that some areas in the country are overbuilt or are approaching overbuilt status.

Colorado nonresidential construction is expected to continue at elevated levels. After posting an impressive 23.3 percent year-over-year gain in 2018, total nonresidential construction spending in Colorado was down through the first four months of 2019. Much of the growth in 2018 was attributable to a large capital investment project in Weld County. The Mewbourn 3 natural gas processing plant will be the tenth plant in the Denver-Julesberg basin and will connect to the Front Range pipeline. Other notable project starts in 2018 included phase 1 of the DIA Great Hall Renovation, redevelopment of the National Western Center, and I-70 expansion.

Major nonresidential construction projects scheduled to start in 2019 include the Colorado Convention Center expansion and several building projects on the National Western Center campus. In addition, a total of $1.5 billion in school district bonds were approved in November 2018, with about one-third expected to appear in the 2019 nonresidential construction numbers.

Price effects suggest downside risk. Players in the nonresidential construction market are monitoring recently imposed tariffs on steel and aluminum that are expected to inflate construction materials prices over the next several months. In addition, wage pressures and rising material costs are putting upward pressure on the price of new construction projects.

In both the U.S. and Colorado, construction contractors continue to cite labor constraints as a major impediment to growth in the industry. If these costs increase too quickly, momentum in the industry may significantly slow. According to a recent survey from the Associated General Contractors of America, the overwhelming majority of construction firms are having a hard time finding qualified workers. Nearly 92 percent of the 88 construction firms surveyed reported that they needed to hire additional skilled craft workers, while 79 percent said they needed additional salaried office personnel over the coming 12 months.

Global Economy

Following sluggish growth during the second half of 2018, global economic activity is expected to moderate further this year before picking up slightly in 2020. A slowdown in global trade activity and uncertainty about the future of trade relations between the U.S. and its major trade partners continue to pose a downside risk to growth in the near-term. Heightened global uncertainty and relatively high foreign interest rates are buoying the U.S. dollar as a safe haven for investment. Slower growth in China has dampened global growth and trade expectations for 2019 and highlighted the country's extensive networks of trade and investment around the globe.

The U.S. dollar remains high. The relative strength of the U.S. economy has boosted the strength of the U.S. dollar when compared to other major currencies; however, a pause in interest rate increases and weaker domestic and international growth spurred a slight decline in early 2019.
Ongoing uncertainty about tariffs and trade negotiations have helped to maintain U.S. treasuries as a strong investment option in a climate of elevated volatility in foreign markets. The strong dollar makes U.S. exports more expensive than foreign goods, threatening current export levels, while also making imports relatively cheap, resulting in downward inflationary pressures.

Near-term global growth projections were revised down. This year's global growth forecasts are gloomier than six month ago on trade headwinds and slowing growth in the U.S. and China. The International Monetary Fund released an updated outlook for the global economy in April, revising the prior forecast of global economic output down for this year by 0.4 percent and by 0.1 percent for 2020. Global growth is now projected at 3.3 percent in 2019 and 3.6 percent in 2020. Risks to the German auto industry, manufacturing sectors across the globe, and lower commodity prices cloud the outlook.

European growth is projected to slow further in 2019. As the Euro area is heavily dependent on exports, lower global demand in 2018 led to a slowdown in growth during the second half of the year. New car emissions standards are shaking up the auto industry in the European Union (EU), with higher costs pushing consumer prices up and threatening demand. Overall EU area growth is forecast to slow to 1.4 percent in 2019, down from 2.0 percent last year. Two of the largest economies in the region, Germany and Italy, are projected to grow by a meager 0.5 percent and 0.1 percent, respectively, in 2019, while projections for both France and the United Kingdom (UK) are estimated at a stronger 1.3 percent this year. Brexit still poses a large downside risk to the EU economy, since a "hard" Brexit remains a possibility, and the shift in power with Prime Minister Theresa May's departure creates added uncertainty to the UK's exit from the EU. With inflation at 1.4 percent through the first quarter and interest rates at zero, the European Central Bank is left with few policy choices to stimulate the area's economy.

Emerging and developing country growth faces new headwinds. The broad range of countries classified as "emerging" and "developing" is projected to grow at a 4.4 percent clip in 2019, a slightly slower pace than the prior year, before ticking up to 4.8 percent in 2020. This growth is largely driven by India and China, with projected growth of 7.3 percent and 6.3 percent respectively in 2019. Several of the largest economies in Latin America are performing poorly, including Argentina, Brazil, and Mexico, and may fare worse if China's economy were to take a tum for the worse. Brazil's economy contracted in the first quarter of this year on falling industrial production, a lack of investment, and public spending reforms promised by the new administration that have not come to pass. Mexico's economy also contracted in the first quarter, and faces further pressure from U.S. tariffs

China's economy is showing signs of weakness. China's economic growth remains strong, projected at between 6.0 and 6.5 percent this year; however, it has slowed from about 12.0 percent at the start of the decade. Ongoing trade tensions with the U.S. have dampened export and manufacturing activity, but the slower growth can also be attributed to a restructuring and maturing of the economy. Uncertainties about trade have shaken business and consumer confidence, causing both consumer spending and business investment to slow this year. China's official Purchasing Managers' Index (PMI) for May came in at a contractionary levels of 49.4; however, the private PMI survey came in at 50.2, just above the index's expansionary threshold of 50. Investors in Chinese equities have reacted to the slowdown by pulling out around $12 billion from the Chinese market during April and May of this year.

International Trade

Ongoing trade tensions continue to impact U.S. business activity through elevated uncertainty, supply chain disruptions, and weakened demand for some U.S. goods. If favorable terms of trade can be reached, negotiations could generate positive long-term impacts on the U.S. economy. However, resolution of trade tensions is not expected in the near future, and these tensions will continue to pose a downside risk to the U.S. and global economy.

A trade deal with China remains elusive. In May, the U.S. announced that trade negotiations with China had eroded and the U.S. increased tariffs on $200 billion of Chinese imports from 10 percent to 25 percent, with the prospect of adding tariffs to another $300 billion of imports in the near team. China retaliated in kind with additional tariffs on U.S. goods, and trade negotiations were halted. Tensions have also moved beyond tariffs to include U.S. restrictions on the Chinese company Huawei, Chinese export restrictions on rare earth metals, and Chinese fines on the Ford Motor Company.

U.S. businesses have moved supply chains in response to tariffs and rising business restrictions, shifting some imports away from China to other East and Southeast Asian export countries. Vietnam's manufacturing sector and export infrastructure have been growing over the last decade, while renegotiations of the U.S.-South Korea free trade agreement have helped to bolster U.S. imports there

Fits and starts for USMCA ratification. The U.S. lifted steel and aluminum tariffs on Canada and Mexico, a sticking point for ratification of the replacement for the North American Free Trade Agreement (NAFTA), known as the United State-Mexico-Canada Agreement (USMCA), which was signed by the three member countries' heads of state on November 30, 2018. Both neighboring countries of the U.S. introduced implementing legislation for the trade deal shortly thereafter; however, progress was temporarily halted when the U.S. administration considered imposing a 5 percent tariff on all Mexican imports in efforts to encourage Mexico to assist in stemming immigration to the U.S. through its borders.
Higher costs from tariffs are being passed on to consumers. A recent study published by the National Bureau of Economic Research (NBER) estimates that U.S. consumers and companies that import foreign goods paid an additional $3 billion per month in tax costs with the tariffs in place at the end of 2018. The report attributes another $1.4 billion per month in losses to a decrease in business efficiency. Although the broad consumer price index that measures inflation suggests subdued inflationary pressures, manufacturing, major appliances, and construction materials costs have risen as a result of tariffs, with consumers paying the additional costs.

Colorado export activity. Exports represent 2.3 percent of Colorado's total economic activity, totaling $8.3 billion in 2018. According to the U.S. Department of Commerce, approximately 40,400 jobs were supported  by exports in  Colorado  in  2016, the latest  year  with  published  data,  which  was about 1.5 percent of total employment in Colorado that year. Colorado exports are down 10.5 percent year-to-date through March this year compared with the same period last year with drags from most major trade partners, including China, Mexico, Canada, and the Eurozone. Agricultural producers saw a decrease in several exports during 2018, including cheese, wheat, and fresh pork; however, these weaknesses will be partially offset by federal trade mitigation program payments.

Agriculture

Escalating trade tensions have exacerbated difficult agricultural industry conditions. For years, the industry has faced persistently low farm income and rising levels of operating loans on an oversupply of crops and low prices. The recent decrease in exports, higher input costs, and shifting supply chains have posed added strain on many agricultural producers. The drought in Colorado has abated thanks to high winter snowfalls; however, subsequent elevated moisture levels have delayed planting and could pose flood risks this summer. The outlook for the agricultural industry remains cloudy on trade policy uncertainty and slower global demand. Conversely, the livestock industry continues to enjoy healthy demand.

Impacts of tariffs on the agricultural industry. U.S. agricultural exports have declined month-over-month for six of the last seven months, with the U.S. agricultural trade balance (exports minus imports) reduced by 28 percent over this period. In Colorado agricultural and livestock products subject to tariffs have shown a decline in the value of exports, including pork, cheese, and raw hides and skins. Agricultural equipment, such as balers, tractors, and irrigation systems, increased in price with the steel and aluminum tariffs, putting capital investments further out of reach in a low farm income environment. Partially offsetting industry losses, the federal government intervened with an additional $16 billion in aid through direct payments to agricultural producers who have lost income due to tariffs.

The livestock industry is benefitting from strong demand. Cattle and calf production in Colorado comprises over 50 percent of the total agricultural industry in the state. Demand for beef is up both domestically and internationally, which has pushed prices up for cattle and calves. Trade has opened up for beef in South Korea and Japan over the past year, which has helped to offset lower exports to China and Mexico. Exports are down almost 5 percent through March; however, fresh and frozen beef exports to South Korea are up 56 percent and 29 percent, respectively.

While livestock demand has risen, so have prices for inputs, cutting into industry profits. Hay prices reached their highest level since 2013 at $220 per bushel in April, and ranchland values over the past year have risen for the first time since 2016. Hog prices are up on a tighter supply of pork from the pervasive African swine flu that has affected hogs in China, the largest consumer of pork globally. This has helped to mitigate lower export levels to Mexico from retaliatory tariffs; however, many producers fear its transmission to North America. Colorado pork exports were down 24.1 percent in 2018, and are down 3.6 percent year-to-date through March this year over the same period last year.

Colorado crop prices are up slightly, but still remain near historic lows. Higher global production and competition combined with stable demand have kept wheat prices near historical lows. Higher demand for beef and a limited supply of hay have put upward pressures on prices, now at the highest level since 2013. Com prices, however, remain low on weaker global demand from lower feed demand in China. The upside for corn prices is the wet conditions throughout much of the Midwest that may reduce yields and increase prices, which are already nearing $4.50 per bushel on the futures markets.
Milk prices are up 8 percent through April over the same period last year after falling 7.1 percent year-over-year in 2018. Milk production in the state is up 5.9 percent through the first three months of the year over the same period last year, while U.S. production overall is flat.

Persistently low farm income at further risk. Low crop prices, rising input costs, and weaker global demand have put more downward pressure on farm income.  The tight labor market has contributed to a shortage of farm workers and pushed up labor costs for farmers and ranchers. According to data from the Tenth District Agricultural Credit Survey, rising interest rates in 2018 did not slow demand for farm loans, as farm incomes declined further. Both irrigated and nonirrigated cropland values worsened through 2018, while ranchland values ticked up almost one percent. Due to the combination of risks to the agricultural industry, many producers are choosing not to invest in capital goods, and household spending is down as producers tighten their belts.

Summary

Following healthy growth in 2018, momentum in the U.S. and Colorado economies has continued into the first quarter of 2019. Aided by the stimulative effects of federal tax cuts, the state and national economies continue to post strong growth in the late stages of an expansion. Inflation remains in check and an ever-tighter labor market is helping to bolster personal income growth and consumer activity. The U.S. and Colorado economies are expected to continue to expand through the remainder of 2019 and into 2020, though at a slower pace of growth as labor market tightening constrains business activity, global economic activity slows, and trade tensions persist.

While ongoing growth is expected, several leading economic indicators signal concern for future growth. Factory orders and business investment began to weaken in the first quarter of the year as firms took a wait-and-see approach before committing to capital investments. Consumer demand for automobiles and other durable goods has softened and supply chain disruptions induced by tariffs between the U.S. and its major trade partners pose an ongoing challenge to producers and exporters. Labor scarcity is constraining business activity for an increasing number of industries. In Colorado, higher interest rates have dampened the housing market along the Front Range as homes become less affordable, and manufacturing has slowed due to weaker demand and trade uncertainty.

Risks to the Forecast

Several factors could result in stronger or weaker economic activity than forecast. These risks are viewed as skewed to the downside for the remainder of the forecast period.

Downside. Downside risks include escalating trade tensions that could further disrupt supply chains, suppress demand for U.S. goods, and increase input prices. The duration and/or escalation of these tensions pose rising risks to businesses with foreign exposure the longer they remain in effect. The possibility of tighter monetary policy in response to inflationary pressure could tip the economy into recession. Debt levels at some firms are unsustainable, and a higher interest rate environment could push these businesses into failure in addition to slowing consumer demand. Globally, the risk of Brexit casts a shadow on the European economy. Without a deal to maintain economic relationships, Brexit could cause recessions in both the UK and EU, posing a downside risk to global economic activity. In addition, federal spending and financial markets will be impacted if the federal budget sequestration and debt limit are not raised.

Upside. Over the past ten years, the economy has powered through several periods of tepid growth marked by weak leading indicators. Recent slowing in economic activity may be transitory with stronger growth around the comer. Near-term resolution to trade tensions would end ongoing uncertainties for businesses and consumers, and may give way to stronger economic activity under more favorable trade conditions. Raising wages and low inflation provide strong potential for a continued expansion as households are able to increase consumption or improve their balance sheets with increased savings. Many businesses are well positioned to invest using strong profits from recent years and can still leverage a relatively low interest rate environment. Finally, interest rate cuts could provide a boost to activity by stimulating investor and consumer confidence.

Colorado Economic Regions

Metro Denver Region

Colorado's largest regional economy, the seven-county metro Denver region, continues to expand in spite of growing labor shortages and a slowdown in nonresidential construction activity. The region is characterized by a strong, diversified economy, with growing sector concentrations in information technology and finance. Area employment growth accelerated in 2018, and residential construction activity remains elevated. Housing demand continues to overwhelm supply, maintaining upward pressure on residential construction activity. However, higher interest rates and the relatively high cost of living in the area have cooled real estate markets in many of the region's neighborhoods.

Labor market. Published data for the metro Denver region suggest that regional employment has risen 1.7 percent through the first four months of 2019 compared to the same period one year prior. The metro Denver labor market continues to tighten on slowing net migration and a shortage of skilled labor. The area unemployment rate has averaged 3.2 percent through April 2019, slightly up from the 2018 region average.

Housing. While still at an elevated level, growth in regional residential construction activity has cooled with rising interest rates and a slowdown in net migration to the area. The relatively high cost of housing in the metro Denver region has dampened interest among possible buyers, leading to a higher inventory of homes for sale, homes spending a longer time on the market, and seller concessions becoming common in many neighborhoods.

Following the boom in activity over the past several years, the region's residential construction activity has cooled. The number of new single family permits pulled by developers through April 2019 is down for both the Denver and Boulder Metropolitan Statistical Areas. However, the inventory of homes for sale increased 9.5 percent in May 2019 compared to the same month last year, after years of a shortage of available homes.

Nonresidential construction. After peaking in 2016, metro Denver nonresidential building activity continues to moderate. The square footage and number of projects have fallen at double-digit rates through April 2019, from the prior year. The value of construction jumped in 2018 primarily from several large projects that started in the year, such as the Denver International Airport concourse expansion project and the National Western Stock Show redevelopment.

Regional home prices. Home price appreciation has moderated in recent months in the metro Denver area as interest rates have cooled the appetite for mortgages and buyers are establishing price ceilings by walking away from potential purchases. Through March of 2019, quarter-over-quarter gains slowed to a crawl in the higher cost areas of the state, including Denver, Boulder, and Fort Collins metro areas, while other more affordable areas of the state, including Greeley, Colorado Springs, and Pueblo metro areas, continue to rise.

Northern Region

The northern region includes two of the best performing economies in the state: those of Weld and Larimer counties. Several years of strong growth has led to steady increases in the number of employees and a stable unemployment rate. The rebound in the energy sector is adding momentum to the Weld County economy, while momentum in Larimer County remains strong based on population growth in the region. Population growth and a strong labor market have boosted demand for housing, while nonresidential real estate has taken a pause after robust growth in 2018.

Labor market. The region's labor market continues to grow faster than the state as a whole, with accelerating employment growth and a stable unemployment rate. The region's two metropolitan statistical areas (MSAs), Fort Collins-Loveland and Greeley, experienced employment growth of 3.2 percent and 2.9 percent, respectively. Employment growth in the Greeley MSA has recovered since 2017 due increased oil prices and the resulting rebound in the energy sector.  Employment growth in the Fort Collins-Loveland MSA continues to expand with population and a strong regional economy. Area unemployment is stable as employment gains keep pace with growth in the labor force.

Agriculture. The northern region produces about a quarter of the value of Colorado's agricultural products due in large part to the livestock industry in Weld County. Despite tariffs on agricultural commodities and the reshuffling of global supply chains, the number of cattle and calves on feed increased 7.6 percent year-to-date through March 2019 over year-ago levels. Drought conditions in 2018 reduced forage on grazing land, increasing the demand for hay to feed cattle herds. In Colorado, the price of a ton of alfalfa hay was $240.00 in March 2019, a $50.00 increase in price since March 2018.

Energy sector. Oil production in the northern region, particularly in Weld County, has dominated statewide production for over a decade. Oil production continues to climb, increasing 36.0 percent in 2018. This represents a 204.5 percent increase in production since 2013 due to the intensive exploration and development in the Denver-Julesburg Basin. Natural gas production in the northern region continues to increase as the natural gas produced in conjunction with oil wells is captured and sold on the market; natural gas in the northern region increased 18.9 percent in 2018.

Housing. The housing markets in Larimer and Weld counties have distinct patterns driven primarily by the specific economic conditions in the cities of Fort Collins and Greeley. Residential construction in Larimer County has been hampered by a limited supply of buildable lots in the last several years. In response to limited supply, a number of new developments have gone through the planning process recently, opening up agricultural land to new home construction, resulting in a 28.2 percent increase in single-family residential permits issued year-to-date through March 2019 compared with the same period in 2018. Total residential construction permits increased by a robust 190.0 percent due to several large apartment complexes breaking ground. Residential construction has been stronger in Weld County, as the recovered oil industry and more available land has allowed single family permits to increase 25.8 percent in the first three months of 2019. Following strong activity in 2018, multi-family permits fell, leading to a 27.2 percent decline in total residential construction permits between January and March of 2019 compared with the same period in 2018.

Nonresidential construction. Activity in the nonresidential construction industry is also tied to the oil and gas industry. The value of nonresidential construction projects increased 65.2 percent in 2018 due to the construction of a new oil and gas processing facility. Year-to-date in 2019, the value of nonresidential construction projects declined 89.5 percent from the high base in 2018. Nonresidential construction activity is volatile and will likely receive a boost as there are several large hotels planned in Fort Collins that are just beginning the permitting process, which will likely be reflected in 2019 permitting activity.

Pueblo - Southern Mountains Region

The Pueblo - Southern Mountains region includes five southern Front Range counties surrounding the City of Pueblo. After two years of solid growth, the region's labor market activity slowed in 2018 and has slowed further in 2019. However, the region's relatively affordable housing continues to attract people to the area, assisting the residential real estate market. The City of Pueblo's convention center expansion is expected to support economic activity in the region this year.   In addition, recent successes in attracting new, high tech industries to the region are expected to contribute to economic growth.

Labor market. After strong gains in 2016 and 2017, the region's labor market decelerated in 2018. Recent closures of several retailers hindered employment growth and pushed up the region's unemployment rate.  In 2018, the Pueblo region added almost 1,000 new jobs, a slight increase of 1.0 percent, but lower than the 2.7 percent improvement from the year prior. Job growth in region is up slightly at 0.6 percent through the first three months of this year compared to the same period one year prior. In the Pueblo Metropolitan Statistical Area, which only includes Pueblo County, job gains were relatively flat in 2018, and have declined slightly through the first four months of the year. Government, health services, and retail continue to be the top-three sources of jobs in the county. Several planned projects are expected to support labor market activity in the current year. EVRAZ, a producer of engineered steel products, is considering a $500 million expansion and modernization of its Pueblo steel mill, and Xcel Energy has plans to convert its Comanche coal fired power plant to include large solar farms.

The collapse of the Pueblo steel industry in the 1980s has left a long legacy for the region's economy. In the wake of industry collapse, the regional economy has diversified slowly, but a void remains unfilled. Public sector jobs comprise a significant share of area employment. Additionally, health care providers, institutions of higher education, and state correction facilities offer work for many area residents. The area economy has experienced steady improvements in labor market activity since 2014. Yet, the area employment to population ratio remains low and the regional unemployment rate remains elevated relative to the statewide average. Through April 2019, the unemployment rate averaged 5.1 percent, while the statewide rate averaged 3.5 percent over the same period.

Housing. The Pueblo County residential real estate market has cooled through the first four months of the year after posting strong gains in 2017 and 2018. Total housing permits were down 20.3 percent through March 2019 from the same period one year prior. The slowdown in the Pueblo housing market parallels the state and other regions.  Rising mortgage interest rates in the last quarter of 2018 and weather conditions have contributed to the slowdown in the market. However, a relatively affordable housing market compared with the northern and metro Denver regions should continue to boost demand for housing permits in the region. The April 2019 single family median sales price in Pueblo County was $199,000, compared to $505,250 in the Metro Denver region, according to data from the Colorado Association of Realtors

Nonresidential construction. Following two years of mixed data in 2016 and 2017, nomesidential construction activity increased considerably in 2018. Amusement and public improvement-related projects have provided most of the lift for the region. The City of Pueblo has started construction on a convention center expansion along the Historic Arkansas Riverwalk. Through this project, the city is adding a large exhibit hall and Professional Bull Riders-anchored sports performance center to the Pueblo Convention

Center, a three-story parking garage across the street from the convention center, and a Gateway Plaza outdoor space.  The total cost for the improvements is projected to top $30 million. The bulk of the project will be paid for by state sales taxes under the state Regional Tourism Act program and state and federal grants. Nonresidential construction is down through April 2019 compared to the same period in 2018. The decline is primarily from coming off high levels from the same period one year prior.

Colorado Springs Region

The vibrant Colorado Springs economy continues to benefit from a virtuous cycle of economic activity and job growth. After robust growth in 2018, construction activity has slowed at the start of 2019, but is expected to remain at elevated levels. The attraction of a strong job market, outdoor recreation, and comparatively lower real estate prices than the northern Front Range continue to bring young professionals into the area labor force. The regional economy, which includes all of El Paso County, has a large public sector presence, supporting area defense operations, higher education institutions, and health care facilities. Increasingly diverse private sector growth also continues to support the area economy.

Labor market. The Colorado Springs labor market continues to add jobs through the first four months of the year after posting a solid 2.2 percent increase in 2018. Job growth has been broad-based across industries, with population in-migration supporting demand for new construction, retail trade activity, and jobs in leisure and hospitality. Relatively affordable housing continues to boost in-migration to the region, which has brought new workers into the labor force over the past two years.  The region's unemployment rate ticked up slightly to 4.0 percent in 2018, as the region's labor force increased. Through the first three months of this year, the region's unemployment rate has averaged 4.0 percent but has been steadily declining since the beginning of the year.

Tax collections. The strong labor market, in-migration, and tourism have supported growth in retail sales in the region. According to reports released by the City of Colorado Springs, revenue from the city's general sales and use tax has increased 5.0 percent through April over the prior year. Tax statistics point to strong contributions from auto sales and tourism-related activity, including hotel, retail, and restaurant sales

Housing. The Colorado Springs residential real estate market conditions remain strong through the first quarter of the year. However, the region's healthy economy and several years of robust home price gains have pushed the cost of living higher and affordable housing is becoming a concern. In April, the median sales price for a single family home in the region was $329,500, up 8.0 percent from the previous year. The inventory of homes for sale in the region was down 14.6 percent in April, according to the Colorado Association of Realtors. Year-to-date, the number of residential permits issued in the region was 1,359, down 8.7 percent from the same period last year. However, the region is coming off a banner year in which the total amount of building permits issued increased by a robust 34.2 percent from 2017. Of the 1,359 permits issued, single family permits made up 58 percent of these construction applications. While still more affordable than real estate in the Denver metro region, Colorado Springs home prices continue to rise at solid rates as demand continues to outstrip supply. According to U.S. News & World Report, Colorado Springs was ranked as the nation's most desirable place to live in 2018.

Nonresidential construction. Relative to pre-recessionary levels, demand for new nonresidential construction has remained subdued throughout the recovery and expansion period, with a slow general upward trend. However, investment in nonresidential projects in the region gained moment in 2018 and is expected to continue through 2019. The region is preparing to break ground on several projects at the U.S Olympic Museum, Air Force Academy Visitors Center, Hybl Center for Sports Medicine and Downtown Sports and Events Center. The new Olympic Museum in downtown Colorado Springs continues to take shape and is expected to open in 2020. Other major projects announced in the region and expected to start construction soon include the Weidner Field at Switchbacks Stadium, Robson Arena at Colorado College, and several new hotels in the downtown area of Colorado Springs.

San Luis Valley Region

Among the nine economic regions of the state identified in this forecast, the San Luis Valley has the state's smallest and oldest population, as well as its lowest household incomes. The economy of the region's six counties is largely agricultural. Nonfarm employers include commercial, health, and government services, as well as a small but resilient tourism sector. Economic data for the region are sparse, but those available suggest that the regional construction activity and employment growth has slowed in 2019.

Agricultural industry. The San Luis Valley's agricultural sector relies mostly on the production of potatoes, and secondarily on barley. Drought in the state has abated, including in the San Luis Valley, which was consistently one of the driest regions in the state. Potato planting is on schedule through the end of May, but potato emergence is slightly behind due to colder conditions. Total potato shipments from the region are up 5 percent year-to-date over the same period last year, with shipment growth of about 28 percent in May alone over May 2018. Demand has been down slightly, which may eventually push prices lower if yields are high this year. Barley emergence in the last week of May was at 95 percent, on track with last year. Barley prices are up slightly in April year-over-year, at $4.66 per bushel, but Colorado prices remain lower than the nationwide average

Labor market. In addition to the agricultural industry, tourism, a large retirement community, and government services, including Adams State University, support the San Luis Valley economy. Employment conditions in the region have cooled off from the frenetic pace over the last few years. Following employment growth of 3.7 percent in 2018, job growth in the first quarter of 2019 slowed to 0.7 percent and unemployment increase to 4.7 percent. While these figures suggest a slowdown in labor market activity, employment figures are more volatile in smaller regions such as the San Luis Valley and are subject to data revisions.

Housing and population growth.  Housing permits issued in the San Luis Valley have declined by 21.1 percent through April this year after experiencing strong growth in 2017 and 2018. Population growth in the region is mixed, with Alamosa, Costilla, Mineral, and Saguache counties are projected to experience mostly positive net migration and natural population increases over the next few years, while Conejos and Rio Grande counties are expected to see declines in both migration and population growth, according to the Colorado State Demography Office. Single family home prices in Alamosa County rose over 18 percent year-over-year through April, but remain at about half of the statewide average, according to the Colorado Association of Realtors.

Tourism. Visits to the Great Sand Dunes National Park and Preserve have increased every year since 2013. Park visits are down about 4 percent year-over-year through April; however, this decrease is likely due to inclement weather in the earlier months of the year and may pick back up in the busier summer season. National forest land, recreation areas, and wetlands surround the national park, making the area close to Alamosa a destination for outdoor enthusiasts. Additionally, the Cumbres and Toltec Railroad, which leaves from Antonito, a town just south of Alamosa, attracts a large number of tourists during the summer season, bringing in millions of dollars to the remote region

Southwest Mountain Region

The southwest mountain region comprises five counties in the southwest comer of the state. This area boasts a diverse economy, with significant contributions from agriculture, tourism, and natural gas extraction as well as typical regional services like health care and education. The region is corning off of three strong years of employment growth and two strong years of homebuilding, and now appears to have entered a period of slower growth consistent with a mature economic expansion. While the tourism industry took a hit with last year's fires and this year's federal government shutdown, the region was fortunate to have received tremendous snowfall during the winter, partially ameliorating years of pervasive drought.

Labor market. Even after years of expansion, the regional job market is still motivating more workers to enter the labor force. At the close of 2018, regional employers had hired about 800 more workers than were employed in late 2017, boosting employment by about 2.0 percent.  The rate of employment growth just exceeded the region's 1.9 percent population growth rate. However, the regional unemployment rate climbed as payroll increases failed to match the pace of growth in the regional labor force, 2.7 percent. These trends suggest that the regional job market is still absorbing some labor market slack, even though job growth is now occurring at post-peak growth rates.

To date in 2019, employment growth has slowed to 0.9 percent and the unemployment rate has ticked up further, from 3.5 percent to 3.8 percent. However, household survey data for a region of this size are subject to significant revisions in the months immediately following their release.  The State Demography Office projects that the regional population will top 100,000 people for the first time ever this year, and that elevated rates of net migration - between 1,500 and 2,000 residents per year - will sustain population growth at rates faster than those for the state. Net migration is expected to provide the greatest boost to La Plata County (roughly 1,000 per year), followed by Montezuma County (450 per year) and Archuleta County (250 per year).

Housing. The outlook for regional residential construction brightened significantly over the past two years, as the number of residences permitted by local authorities increased by about 30 percent in 2017 and by an additional 24 percent in 2018. Housing developers obtained permits for 771 residential units in 2018, the most since 2006. The number of housing permits issued through April declined by nearly two-thirds relative to the number of housing permits issued between January and April 2018. However, the difference is largely attributable to a single residential development that was permitted last February, causing that month to post the highest-ever number of permitted residential units in the region.

Tourism. After a rough showing in 2018, the regional tourism industry is poised for a recovery. Last   year's regional tourism performance was marred by a devastating summer fire season and associated closures. Visitations to Mesa Verde National Park and Hovenweep National Monument were depressed last year as a result of closures elsewhere despite not closing themselves. National park visitations struggled again in the early months of this year as a result of closures associated with the federal government shutdown in January. However, the outlook for the region is positive. Fortuitous winter weather should support tourism and suppress fires, and regional tourism operators should expect a rebound.

A bounty of winter snowfall has remedied years of severe drought in the region. Peak winter snowpack in the San Miguel, Dolores, Animas, and San Juan River Basins reached 154 percent of median, the most exceptional showing among basins statewide. High snowpack levels entail isolated flooding concerns while also promising surplus water in most of the region's rivers and streams, a boon to agricultural, industrial, and recreational users alike. Lusher forests also promise reduced fire danger, a welcome reprieve after last year's disastrous fire season.

Western Region

The western region has a diverse economy. Key industries in the northern counties of Mesa, Garfield, Moffat, Rio Blanco, and Routt include energy and agriculture, while the counties of Delta, Gunnison, Hinsdale, Montrose, Ouray, and San Miguel are more reliant on tourism, mining, and retiree-related spending. In 2019, the region's economy continued to build on momentum from 2017 and 2018 as the area offers a more affordable option than the Front Range.  Relatively affordable housing, recreation opportunities, and an improving labor market are attracting people from Denver and other areas of the state and country.

Labor market. The region's labor market continued to add jobs through the first three months of 2019 and the unemployment rate held steady. Compared with the same period in the previous year, employment increased 2.5 percent across the region in the first quarter of 2019 and 2.9 percent in Grand Junction, the largest city in the region. The region's unemployment rate began to rise at the end of 2018 and averaged 3.8 percent in the first three months of 2019. Despite healthy employment growth, new entrants into the labor force slightly outpaced the new jobs. State and local governments and hospitals are some of the largest employers in the region.

Construction. Residential construction activity declined 16.7 percent in the first three months of 2019 due to wet winter weather. Housing starts will likely pick up as demand for housing remains strong in Grand Junction and the rest of the western region due to a lower cost of living compared to many other areas of the state. The region's nonresidential construction sector received a boost in March 2019 from two large projects: a new dorm building at Colorado Mesa University and a new nursing home in Rifle. While these large projects are unlikely to be repeated, they point to continued demand for nonresidential construction from a growing population in the western region.

Energy sector. The Piceance Basin is located in the western region of Colorado and is the second largest potentially developable natural gas resource in the country. Natural gas production in the region increased 1.3 percent in 2018, showing signs of growth for the first time in five years. The recent uptick in production has gone to power plants as natural gas continues to be an attractive fuel to replace coal for electricity generation. The approval of the Jordan Cove liquefied natural gas export facility in Oregon may provide a long-term market for Piceance Basin natural gas; however, any exports are several years off. New exploration and development of natural gas resources may increase following construction of the facility and supporting infrastructure.

National park visitors. The number of people that visited the Black Canyon of the Gunnison National Park declined 0.6 percent in 2018 and declined 33.6 percent in the first four months of 2019 compared with the same period last year. The federal government shutdown through January 2019 closed the park and led to the drop in visitation to the park year-to-date in 2019. Visitations to the Colorado National Monument near Grand Junction increased 0.1 percent in 2018 and increased 2.5 percent in the first four months of 2019 despite the government shutdown. Road construction in the park hampered visitation in the first half of 2018 as the third phase of construction on Rim Rock Drive was completed on June 28, 2018.

Mountain Region

The mountain region comprises twelve counties stretching from Poncha Pass north to the Wyoming border. The region is dependent on a robust tourism industry, yet smaller economic contributors - including mining and agricultural producers - make important contributions as well. A snowy winter season supported strong ski tourism, buoying the mountain economy at the start of the year. Survey responses for the early months of 2019 suggest that the regional labor market has matured, and construction has sagged a bit from prior year highs.

Labor market. Surveys of the region's households suggest that growth in regional nonfarm employment has decelerated since peaking in 2017. The mature labor market is absorbing less labor market slack than previously, leading to stabilization in the region's state-low unemployment rate. Continued deceleration in employment growth is expected, consistent with statewide trends, dissipating labor market slack, and contributing to higher wage pressures in the region's highly service-oriented and often costly economy.

Tourism. The region's ski industry benefited from healthy winter snowfall, leading to positive downstream effects for lodging and retail establishments. The Aspen Daily News reported in May that Aspen's nominal retail sales figure increased 7.9 percent in March 2019 compared with March 2018, to reach an all-time record for the busy winter month. Ski season lodging occupancy likewise reached an all-time high at Pitkin county resorts in Aspen and Snowmass. Persistently high snowpack and heavy spring precipitation is expected to limit summer fire danger and offer benefits to agricultural and recreational water users through autumn.

Housing. The number of permits issued for regional residential construction soared in 2018, easily the strongest year for homebuilding during the present expansion. Through April, the number of permitted residential projects has sunk nearly 40 percent in 2019 compared with the same period in 2018, which may suggest that regional homebuilding has already peaked. Housing permit data from rural counties like those in the mountain region are often inconsistent, and another large development could swing the trajectory of the regional housing stock this year.

Housing requirements are driven both by demographic trends and demand for vacation properties in resort areas. While the region's population is growing at a rate similar to the states, variance from county to county is significant. Data from the State Demography Office (SDO) indicate that Teller and Chaffee counties - the region's fourth and fifth most populous, respectively - attracted the most new residents on net last year, beating the larger, higher-cost communities in Eagle, Summit, and Routt counties. The SDO also estimates that Pitkin County, the state's most expensive, has posted three years of net out-migration, a trend expected to continue through 2019 and into 2020.

Nonresidential construction. Regional commercial construction has sagged since 2017, when permits were issued for the large Monarch Casino Black Hawk expansion project set to be completed later this year. Only four nonresidential projects were permitted between January and April, a significant contraction in development from the pace set in prior years. That said, the timing of permit issuances is often inconsistent and additional data may confirm or contradict the recent, sudden deceleration.

Eastern Region

The eastern region includes Colorado's 16 rural plains counties. Agriculture is the primary industry in the region with retailers, other locally-focused businesses, and government operations supporting area farming and ranching communities. A tight labor market and ongoing pressure on agricultural producers have slowed employment growth in the first quarter of the year. Crop prices have been on the upswing over the last few months, and cattle production is increasingly robust.

Agriculture and livestock. The drought in the state has officially ended; however, the high levels of moisture and late season snow present different challenges to producers, including delayed planting and crop emergence as well as freeze damage. The deepening trade war continues to impact farmers' supply chains and eat into farm profits, even with the subsidies announced by the federal government. Colorado beef exports are up over the last 12 months through March, with stronger demand from South Korea offsetting declines to Canada and Mexico.

Corn prices remain relatively flat through the first quarter; however, futures are up to their highest levels in three years, as forecasts for ongoing wet conditions may limit acres harvested across the country this season. Alfalfa hay prices reached their highest prices received since 2013 at $240 per ton from January through March. Demand remains elevated due to cattle and calf inventory growth, at 7.6 percent through the first quarter this year, on higher domestic and foreign demand for beef. Wheat prices have fluctuated within a small band, between $4 and $5 per bushel, over the past year. Wheat stocks are higher going into this season and winter wheat yields are strong, creating an oversupply as demand has not kept pace.

Labor market. Over the last several years, much of the region has suffered from persistent out-migration and natural population decline, as younger families gravitate more towards urban areas, birth rates decline, and the remaining population ages. This has taken a toll on the labor force by squeezing an already tight labor market, putting upward pressure on wages, and leaving some agricultural producers without workers. Employment growth during the first quarter of 2019 shows slower growth at just 1 percent, continuing the moderation from the fourth quarter of 2018. Unemployment ticked up slightly to 3.0 percent during the first quarter.

Housing. Despite the contraction of many rural community populations, counties bordering the northern region and the Front Range are seeing population growth, as former residents of larger, more expensive metro areas leave in search of more affordable housing. The median sales price for a home in Elbert County has risen from about $330,000 in 2014 to almost $500,000 in 2019, according to the Colorado Association of Realtors. Single family home prices in Morgan County began their ascent around mid-2017, rising from about $145,000 in 2014 to almost $250,000 in 2019, still well below the statewide median. The number of new listings are up about 24 percent year-to-date in 2019 compared to the same period last year, while Elbert County's new listings have decreased from last year.

STATE FINANCIAL INFORMATION

The State Treasurer

The State Constitution provides that the State Treasurer is to be the custodian of public funds in the State Treasurer's care, subject to legislative direction concerning safekeeping and management of such funds. The State Treasurer is the head of the statutorily created Department of the Treasury (the "State Treasury"), which  receives  all State  moneys collected  by or  otherwise  coming  into  the hands of any officer, department, institution or agency of the State (except certain institutions of higher education). The State Treasurer deposits and disburses those moneys in the manner prescribed by law. Every officer, department, institution and  agency  of  the  State  (except  for  certain  institutions  of higher education) charged with the responsibility of collecting  taxes,  licenses,  fees  and  permits  imposed by law and of collecting or accepting tuition, rentals, receipts  from the sale of property  and  other moneys accruing to the State from any source is required to transmit those moneys to the State Treasury under procedures prescribed by law or by fiscal rules promulgated by the Office of the State Controller. The State Treasurer and the State Controller may authorize any department, institution or agency collecting or receiving State moneys to deposit such moneys to a depository to the State Treasurer's credit in lieu of transmitting such moneys to the State Treasury.

The State Treasurer has discretion to invest in a broad range of interest bearing securities described by statute.  All interest derived from the deposit and investment of State moneys must be credited to the General Fund unless otherwise expressly provided by law.

Senate Bill ("SB") 17-267

The State constitutionality of SB 17-267, which was enacted in 2017 and portions of which are described below, was challenged in Denver District Court. On March 5, 2019, that court granted summary judgment to the defendant state parties and upheld the constitutionality of SB 17-267. On April 5, 2019, the plaintiffs filed a notice of appeal with the Colorado Court of Appeals. The State executed $500,000,000 of Certificates of Participation in September of 2018 pursuant to authorization contained in SB 17-267 (the

"2018 Certificates"). The impact of such appeal on the application of SB 17-267 and the State's ability to make payments on the 2018 Certificates is unknown as of the date hereof.

Taxpayer's Bill of Rights

General. Article X, Section 20 of the State Constitution, entitled the Taxpayer's Bill of Rights and commonly known as "TABOR," imposes various fiscal limits and requirements on the State and its local governments, excluding "enterprises," which are defined in TABOR as government-owned businesses authorized to issue their own revenue bonds and receiving less than 10% of their annual revenues in  grants from all State and local governments combined. Certain limitations contained in TABOR may be exceeded with prior voter approval.

TABOR provides a limitation on the amount of revenue that may be kept by the State in any particular Fiscal Year, regardless of whether that revenue is actually spent during the Fiscal Year. This revenue limitation is effected through a limitation on "fiscal year spending" as discussed hereafter. Any revenue received during a Fiscal Year in excess of the limitations provided for in TABOR must be refunded to the taxpayers during the next Fiscal Year unless voters approve a revenue change.

TABOR also requires prior voter approval for the following, with certain exceptions: (i) any new State tax, State tax rate increase, extension of an expiring State tax or State tax policy change directly causing a net revenue gain to the State; or (ii) the creation of any State "multiple fiscal year direct or indirect ... debt or other financial obligation."

Thirdly, TABOR requires the State to maintain an emergency reserve equal to 3% of its fiscal year spending (the "TABOR Reserve"), which may be expended only upon: (i) the declaration of a State emergency by passage of a joint resolution approved by a two-thirds majority of the members of both houses of the General Assembly and subsequently approved by the Governor; or (ii) the declaration of a disaster emergency by the Governor. The annual Long Appropriation Bill (the "Long Bill") designates the resources that constitute the TABOR Reserve, which historically have consisted of portions of various State funds plus certain State real property. The amounts of the TABOR Reserve for Fiscal Years 2017-18 and 2018-19 have been estimated to be $411.1 million and $430.8 million, respectively.

Fiscal Year Revenue and Spending Limits; Referendum C. As noted above, unless otherwise approved by the voters, TABOR limits annual increases in State revenues and fiscal year spending, with any excess revenues required to be refunded to taxpayers. Fiscal year spending is defined as all expenditures and reserve increases except those for refunds made in the current or next Fiscal Year or those from gifts, federal funds, collections for another government, pension contributions by employees and pension fund earnings, reserve transfers or expenditures, damage awards or property tax sales.

The maximum annual percentage change in State fiscal year spending is limited by TABOR to inflation (determined as the percentage change in U.S. Bureau of Labor Statistics Consumer Price Index for Denver, Boulder and Greeley, all items, all urban consumers, or its successor index) plus the percentage change in State population in the prior calendar year, adjusted for revenue changes approved by voters after 1991, being the base year for calculating fiscal year spending. TABOR provides for an automatic decrease in the State fiscal year spending limit when State TABOR revenues decline without a corresponding automatic increase in State fiscal year spending limit when State TABOR revenues increase. This can result in what is commonly referred to as the "ratchet down effect" whenever there is a decline in TABOR revenues. The ratchet down effect occurs because each year's TABOR limit is calculated based on the lesser of the prior year's TABOR revenues or the prior year's TABOR limit. In a year in which the State's TABOR revenues are below the existing TABOR limit, the lesser amount is required to be used to calculate the following year's TABOR limit. Unlike this automatic reduction, the only means of increasing the TABOR limit is with the approval of State voters.  The State experienced  the ratchet down effect when TABOR revenues declined by 13.1% between Fiscal Years 2000-01 and 2002-03, followed by an increase of 8.0% in Fiscal Year 2003-04.

Several measures were passed by the General Assembly during the 2005 legislative session in an effort to relieve State budget challenges, including statutory changes designed to mitigate the ratchet down effect of TABOR on the State's finances. One of two measures that were referred by the General Assembly to a statewide vote in November of 2005, designated "Referendum C," was approved by State voters and thereafter codified as Sections 24-77-103.6 and 106.5, C.R.S. The immediate impact of Referendum C was to preclude any ratchet down effect on the State beginning in Fiscal Years 2005-06. It also authorized the State to retain and spend any amount in excess of the TABOR limit in Fiscal Years 2005-06 through 2009-10. For Fiscal Years 2010-11 and thereafter, Referendum C created an Excess State Revenues Cap, or "ESRC," as a voter-approved revenue change under TABOR that now serves as the limit on the State's fiscal year revenue retention. The base for the ESRC was established as the highest annual State TABOR revenues received in Fiscal Years 2005-06 through 2009-10. This amount, being the revenues received in Fiscal Year 2007-08, is then adjusted for each subsequent Fiscal Year for inflation, the percentage change in State population, the qualification or disqualification of enterprises and debt service changes, each having their respective meanings under TABOR and other applicable State law. However, per SB 17-267, the ESRC for Fiscal Year 2018-19 is to be an amount equal to (i) the ESRC for Fiscal Year 2017-18 calculated as provided above (ii) less $200 million. For subsequent fiscal years, the ESRC is to be calculated as provided above utilizing the ESRC for Fiscal Year 2018-19 as the base amount.

SB 17-267 also (i) replaces the Hospital Provider Fee with the Healthcare Affordability and Sustainability Fee, which fee will be exempt from TABOR as it will be collected by a new enterprise created by SB 17-267 within the Department of Health Care Policy and Financing; (ii) exempts retail marijuana from the 2.9% State sales tax, which will result in less revenue subject to TABOR in Fiscal Years 2018-19 and thereafter; and (iii) extends and expands the income tax credit for business personal property taxes paid, which is projected to reduce income tax collections in Fiscal Years 2018-19 and thereafter, but will be offset in part by the distribution of a portion of the special sales tax on retail marijuana sales to the General Fund on an ongoing basis.

As a result of Referendum C, the State was able to retain the following amounts in excess of the previously applicable TABOR limit: $1.116 billion in Fiscal Year 2005-06, $1.308 billion in Fiscal Year 2006-07 and $1.169 billion in Fiscal Year 2007-08. TABOR revenues did not exceed the TABOR limit in either of Fiscal Years 2008-09 or 2009-10. TABOR revenues exceeded the TABOR limit by $0.771 billion in Fiscal Year 2010-11, $1.473 billion in Fiscal Year 2011-12, $1.860 billion on Fiscal Year 2012-13 and $2.125 billion in Fiscal Year 2013-14, although no refunds were required because such revenues were below the applicable  ESRC.TABOR revenues  exceeded  the TABOR  limit by $2.384 billion in Fiscal Year 2014-15, resulting in the State being $169.7 million above the applicable ESRC and triggering a refund.

The OSPB December 2018 Revenue Forecast states that TABOR revenues came in $18.5 million above the ESRC in Fiscal Year 2017-18 and is projected under this forecast and the Governor's November budget request to be above the ESRC by $394.4 million in Fiscal Year 2018-19 and $525.8 million in Fiscal Year 2019-20.

SB 17-267 also changed the TABOR refund mechanisms. Under prior law, the means by which revenues in excess of the ESRC could be refunded to taxpayers included: (i) a sales tax refund to all taxpayers, (ii) the earned income tax credit to qualified taxpayers and (iii) a temporary income tax rate reduction, with the particular refund mechanism used to be determined by the amount that needs to be refunded. Per SB 17-267, beginning with Fiscal Year 2018-19, there is added as the first refund mechanism the amount reimbursed by the State Treasurer to county treasurers in the year of the TABOR refund for local property tax revenue losses attributable to property tax exemptions.

Referendum C also creates the "General Fund Exempt Account" within the General Fund, to which there is to be credited moneys equal to the amount of TABOR revenues in excess of the TABOR limit that the State retains for a given Fiscal Year pursuant to Referendum C. Such moneys may be appropriated or transferred by the General Assembly for the purposes of: (i) health care; (ii) public elementary, high school and higher education, including any related capital construction; (iii) retirement plans for firefighters and police officers if the General Assembly determines such funding to  be  necessary; and (iv) strategic transportation projects in the Colorado Department of Transportation Strategic Transportation Project Investment Program.

Voter Approval to Retain and Spend Certain Marijuana Taxes Associated with Proposition  AA. At the general election held on November 3, 2015, the State's voters authorized the State to retain and spend $66.1 million in sales and excise taxes on the sale of marijuana and marijuana products ("Marijuana Taxes") authorized by Proposition AA approved by the State's voters in November of 2013 that otherwise would have been subject to a required refund to taxpayers in Fiscal Year 2015-16 pursuant to TABOR. House Bill ("HB")  15-1367,  which referred the measure  (Proposition  BB) to the State's voters, also provides for the allocation of the  retained  amount  for  public  school  capital  construction, for various purposes such as law enforcement, youth programs and marijuana education and prevention programs and for use by the General Fund for any purpose. SB 17-267 increased the special sales tax on retail marijuana sales from 10% to 15% effective July 1, 2017.

Future Ballot Measures Affecting TABOR.  Proposition CC is a legislatively referred state statute that will appear on the November 5, 2019, general election ballot. If approved by Colorado voters, Proposition CC would allow the state to retain revenue that would otherwise be refunded under TABOR, so long as such revenue is allocated to educational and transportation purposes.

On June 17, 2019, the Colorado Supreme Court held that a ballot initiative that would repeal TABOR in its entirety does not violate the Colorado Constitution's single-subject provision. Previous decisions of the court had indicated otherwise. However, no initiative that would repeal TABOR has yet been qualified to appear on a ballot.

State Funds

The principal operating fund of the State is the General Fund. All revenues and moneys not required by the State Constitution or statutes to be credited and paid into a special State fund are required to be credited and paid into the General Fund. The State also maintains a large number of statutorily created special State funds for which specific revenues are designated for specific purposes.

Budget Process and Other Considerations

Phase I (Executive). The budget process begins in June of each year when State departments reporting to the Governor prepare both operating and capital budgets for the Fiscal Year beginning 13 months later. In August, these budgets are submitted to the OSPB, a part of the Governor's office, for review and analysis. The OSPB advises the Governor on departmental budget requests and overall budgetary status. Budget decisions are made by the Governor following consultation with affected departments and the OSPB. Such decisions are reflected in the first budget submitted in November for each department to the Joint Budget Committee of the General Assembly (the "JBC"), as described below. In January, the Governor makes additional budget recommendations to the JBC for the budget of all branches of the State government, except that the elected executive officials, the judicial branch and the legislative branch may make recommendations to the JBC for their own budgets.

Phase II (Legislative). The JBC, consisting of three members from each house of the General Assembly, develops the legislative budget proposal embodied in the Long Bill, which is introduced in and approved by the General Assembly. Following receipt of testimony by State departments and agencies, the JBC marks up the Long Bill and directs the manner in which appropriated funds are to be spent. The Long Bill  includes:  (i) General  Fund  appropriations, supported  by  general  purpose  revenue  such  as taxes; (ii) General Fund Exempt appropriations primarily funded by TABOR-exempt or excess TABOR revenues retained under Referendum C; (iii) cash fund appropriations supported primarily by grants, transfers and departmental charges for services; (iv) reappropriated amounts funded by transfers and earnings appropriated elsewhere in the Long Bill; and (v) estimates of federal funds to be expended that are not subject to legislative appropriation. The Long Bill usually is reported to the General Assembly in March or April with a narrative text. Under current practice, the Long Bill is reviewed and debated in party caucuses in each house. Amendments may be offered by each house, and the JBC generally is designated as a conference committee to reconcile differences. The Long Bill always has been adopted prior to commencement of the Fiscal Year in July. Specific bills creating new programs or amending tax policy are considered separately from the Long Bill in the legislative process. The General Assembly takes action on these specific bills, some of which include additional appropriations separate from the Long Bill. The Long Bill for Fiscal Year 2018-19 (HB 18-1322) was adopted by the General Assembly in April of 2018.

Phase III (Executive). The Governor may approve or veto the Long Bill or any specific bills. In addition, the Governor may veto line items in the Long Bill or any other bill that contains an appropriation.  The Governor's vetoes are subject to override by a two-thirds majority of each house of the General Assembly. The Long Bill for Fiscal Year 2018-19 was approved and signed by the Governor in April of 2018.

Phase IV (Legislative). During the Fiscal Year for which appropriations have been made, the General Assembly may increase or decrease appropriations through supplemental appropriations.  Any supplemental appropriations are considered amendments to the Long Bill and are subject to the line item veto of the Governor.

Revenues and Unappropriated Amounts. For each Fiscal Year, a statutorily defined amount of unrestricted General Fund year-end balances is required to be retained as a reserve (as previously defined, the "Unappropriated Reserve"), which may be used for possible deficiencies in General Fund revenues. Unrestricted General Fund revenues that exceed the required Unappropriated Reserve, based upon revenue estimates, are then available for appropriation, unless they are obligated by statute for another purpose. In response to economic conditions and their effect on estimated General Fund revenues, the General Assembly periodically modifies the required amount of the Unappropriated Reserve.

The OSPB December 2018 Revenue Forecast indicates that the State ended Fiscal Year 2017-18 with reserves of $691.1 million above the Unappropriated Reserve requirement, under this forecast and the Governor's November budget request and will end Fiscal Years 2018-19 and 2019-20 with reserves of $289.0 million and $2.6 million, above the Unappropriated Reserve requirement, respectively. During the 2018 legislative session, the reserve requirement was increased to 7.25 percent beginning in FY 2018-19.   The Governor's November budget request raises the reserve requirement to 8.0 percent of appropriations beginning in FY 2019-20. The projected reserve balance for FY 2019-20 reflects this higher reserve percentage.   These figures are based on revenue and budget information available when the OSPB December 2018 Revenue Forecast was completed and  are  subject  to change in subsequent OSPB revenue forecasts based on new information on revenue and  expenditures.

Expenditures; The Balanced Budget and Statutory Spending Limitation. The State Constitution mandates that expenditures for any Fiscal Year may not exceed available resources for such Fiscal Year. Total unrestricted General Fund appropriations for each Fiscal Year are limited as provided in Section 24-75-201.1, C.R.S. For the Fiscal Years 2009-10 and thereafter, total General Fund appropriations are limited to: (i) such moneys as are necessary for reappraisals of any class or classes of taxable property for property tax purposes as required by Section 39-1-105.5, C.R.S., plus (ii) an amount equal to 5% of Colorado personal income (as reported by the U.S. Bureau of Economic Analysis for the calendar year preceding the calendar year immediately preceding a given Fiscal Year).

Excluded from this appropriations limit are: (i) any General Fund appropriation that, as a result of any requirement of federal law, is made for any new program or service or for any increase in the level of service for any existing program beyond the existing level of service; (ii) any General Fund appropriation that, as a result of any requirement of a final State or federal court order, is made for any new program or service or for any increase in the level of service for an existing program beyond the existing level of service; or (iii) any General Fund appropriation of any moneys that are derived from any increase in the rate or amount of any tax or fee that is approved by a majority of the registered electors of the State voting at any general election.

The limitation on the level of General Fund appropriations may also be exceeded for a given Fiscal Year upon the declaration of a State fiscal emergency by the General Assembly, which may be declared by the passage of a joint resolution approved by a two-thirds majority vote of the members of both houses of the General Assembly and approved by the Governor.

Fiscal Year Spending and Emergency Reserves. Through TABOR, the State Constitution imposes restrictions on increases in fiscal year spending without voter approval and requires the State to maintain a TABOR Reserve. See "Taxpayer's Bill of Rights" for a discussion of the effects of the State Constitution on the State's financial operations.

State Budget and Revenue Outlook

The following discussion is based on the Focus Colorado: Economic and Revenue Forecast dated June 15, 2019 prepared by the Colorado Legislative Council Staff Economics Section.

General Fund Budget Overview

FY 2018-19.  The General Fund is expected to end the year with a 10.0 percent reserve, $303.3 million higher than the required 7.25 percent reserve. Revenue is expected to exceed the Referendum C cap by $574.7 million, resulting in a TABOR refund of an equal amount in FY 2019-20. The TABOR refund obligation is expected to trigger a temporary income tax rate reduction for 2019, in addition to fully funding the senior homestead and disabled veteran property tax exemptions, with remaining refunds returned to taxpayers via the six tier sales tax refund mechanism.

The General Fund excess reserve is expected to be $69.3 million lower than projected in March, reflecting 2019 legislative increases to expenditures and a larger TABOR refund obligation that more than offset increased revenue expectations. Relative to the March 2019 forecast, General Fund collections were increased $459.4 million on robust income tax collections from the 2018 filing season, and a corporate income tax settlement in June that results in a large payment to the state. Cash fund revenue expectations remained consistent with those published in March.

FY 2019-20. The General Fund is expected to end the year with an 8.1 percent reserve, $97.5 million higher than the budgeted 7.25 percent reserve.  Revenue is expected to exceed the Referendum C cap by $310.0 million, resulting in a TABOR refund in FY 2020-21. The TABOR refund obligation will fully fund FY 2020-21 local government reimbursements for the senior homestead and disabled veteran property tax exemptions, with the remaining obligation refunded via the six-tier sales tax mechanism.

Gross General Fund revenue expectations were revised up $388.6 million on 2019 legislative changes and higher expectations for income tax collections. Cash fund revenue expectations were   reduced $11.2 million on a lower forecast for severance tax revenue.

FY 2020-21 (Unbudgeted). Based on the amount of revenue available in FY 2020-21 relative to the amount budgeted to be spent or saved in FY 2019-20, the General Assembly will have $763.1 million, or 5.8 percent, more to spend or save in the General Fund than what is budgeted for FY 2019-20. This amount assumes FY 2020-21 transfers, rebates and expenditures, and TABOR refund obligations under current law.  The $763.1 million amount is attributable to the FY 2019-20 excess reserve carrying into the FY 2020-21 beginning balance, year-over-year growth in General Fund revenue, and smaller transfers from the General Fund in FY 2020-21 (lines 10 through 13).  Assuming appropriations growth equal to 2020 inflation plus population growth (3.3 percent), the state would have an excess reserve of $338.2 million.  Applying 6.0 percent appropriations growth-the average annual rate of growth during the last two expansions, the state would fall short of the required reserve by $13.0 million.

Higher than Usual Forecast Uncertainty

Federal tax law changes. Significant shifts in taxpayer behavior occurred in anticipation of and following the passage of the federal Tax Cuts and Jobs Act, resulting in unusual individual and corporate income tax collection patterns that cannot easily be isolated from underlying economic conditions. The federal tax bill enacted changes starting in the 2018 tax year. Complete collections data for the 2018 tax year will not be available until November 2019, after extension filers submit their returns in October. Even with more complete collections data, the revenue impact of the federal tax changes cannot be isolated from the underlying economic situation . As taxpayers adapt to the federal tax changes, additional shifts in behavior are expected. Considering these factors, forecasted revenue estimates are subject to a higher than usual margin of error.

Sales tax collections for out-of-state retailers. HB 19-1240, enacted in 2019 following the 2018 U.S. Supreme Court ruling in South Dakota v. Wayfair, Inc., poses a modest upside risk to the sales tax revenue forecast. HB 19-1240 requires out-of-state (including online) retailers that have economic nexus with Colorado to collect and remit state sales taxes and is expected to increase state collections by between  $47 million  and  $72  million  when  fully implemented  in FY 2019-20.

General Fund Transfers to Transportation and Capital Construction

General Fund contributions to transportation. SB 17-267 authorized $1.88 billion in certificates of participation (COPs) for transportation projects that require General Fund appropriations for COP-related lease payments beginning in FY 2018-19. Under current law, these General Fund appropriations are expected to total $100 million annually by FY 2021-22.

SB 18-001 authorized General Fund transfers for transportation of $495 million in FY 2018-19 and $150 million in FY 2019-20. These amounts are apportioned to the State Highway Fund, a new Multimodal Transportation Options Fund, and county and municipal governments. Beginning in FY 2018-19, Senate Bill 18-001 authorizes 20 years of additional transfers to the State Highway Fund. The amount of the transfers is set at $50 million per year.

State Education Fund

The Colorado Constitution requires the State Education Fund to receive one-third of 1 percent of the taxable income of Colorado taxpayers. In addition, the General Assembly has at different times authorized the transfer of additional moneys from the General Fund to the State Education Fund. Money in the State Education Fund is required to be used to fund kindergarten through twelfth grade public education.

General Fund transfers to the State Education Fund pursuant to SB 13-234, which have occurred annually since FY 2013-14, are scheduled to end after FY 2018-19. In FY 2018-19, the State Education Fund is expected to receive $681.7 million, with a higher amount in the following year resulting from anticipated growth in the taxable income of Colorado taxpayers.

Fiscal Policies Dependent on Revenue Conditions

Contingent tax expenditures. Two state tax expenditures are "triggered" by certain state revenue conditions.

•
The historic preservation income tax credit is available in tax years 2018 and 2019. The historic preservation income tax credit will be triggered in tax years 2018 and 2019 based on the December 2017 and December 2018 forecasts, respectively. These forecasts expected sufficient revenue to grow appropriations by more than 6.0 percent in FY 2017-18 and FY 2018-19.

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Partial refundability of the conservation easement tax credit is available in tax year 2018 and is expected to be available in tax years 2019, 2020, and 2021. The conservation easement income tax credit is available as a nonrefundable credit in most years. In tax years when the state refunds a TABOR surplus, taxpayers may claim an amount up to $50,000, less their income tax liability, as a refundable credit. Because a TABOR surplus was collected in FY 2017-18, the credit was partially refundable for tax year 2018.  This forecast expects a TABOR surplus in each of FY 2018-19, FY 2019-20, and FY 2020-21. If one or more of these surpluses occur, partial refundablility of the credit will be available in tax years 2019, 2020, and/or 2021.

Contingent transfers for affordable housing. House Bill 19-1322 created conditional transfers from the Unclaimed Property Trust Fund (UPTF) to the Housing Development Grant Fund for affordable housing projects. These transfers are continent based on the balance in the UPTF as of June 1 and the Legislative Council Staff June 2021, 2022, and 2023 forecasts. For the fiscal year in which a relevant forecast is published, if revenue subject to TABOR is projected to fall below a "cutoff" amount equal to the projected Referendum C cap minus $30 million dollars, a transfer will be made. The transfer is equal to the greater of $30 million, or the UPTF fund balance. Based on this June forecast, a transfer is not expected for FY 2020-21 because revenue is expected to exceed the cutoff. However, the June 2021 forecast will determine the actual availability of this transfer. A forecast is not yet available for subsequent years

TABOR Outlook

FY 2017-18. State revenue subject to TABOR exceeded the Referendum C cap by $18.5 million in FY 2017-18, triggering a TABOR refund of $39.8 million in the current FY 2018-19. The refund amount differs from the surplus amount because it includes an outstanding $21.3 million from the FY 2014-15 refund obligation. This amount was refunded to taxpayers via reimbursements paid to county governments for property tax exemptions allowed to seniors and disabled veterans.

FY 2018-19.  State revenue subject to TABOR is expected to exceed the Referendum C cap by $574.7 million, triggering an equivalent TABOR refund obligation in FY 2019-20. Expectations for the

TABOR surplus amount have increased relative to the March forecast because of stronger-than-expected income tax collections during the regular filing season, motivating upward revisions to the General Fund revenue forecast, and a settlement from a corporate income tax audit that resulted in an unexpected boost to income at the end of the fiscal year. As discussed below, the FY 2018-19 surplus is expected to exceed the amount that can be refunded via FY 2019-20 reimbursements for property tax expenditures, triggering both a temporary income tax rate reduction and sales tax refund on 2019 tax forms filed in the first half of 2020.

FY 2019-20.  State revenue subject to TABOR is expected to exceed the Referendum C cap by $310.0 million, triggering an equivalent TABOR refund obligation in FY 2020-21. Expectations for state revenue subject to TABOR, especially for General Fund revenue, have increased relative to the March forecast. However, the surplus amount is projected to be smaller than that estimated for FY 2018-19 because state revenue subject to TABOR is expected to grow less quickly than the Referendum C cap. Like the estimated FY 2018-19 surplus, this surplus is expected to be refunded via both property tax exemption reimbursements and a six-tier sales tax refund to all full-year resident Colorado taxpayers.

FY 2020-21.  State revenue subject to TABOR is expected to exceed the Referendum C cap by $342.1 million in FY 2020-21, triggering an equivalent TABOR refund in FY 2021-22.

TABOR surplus. Article X, Section 20 of the Colorado Constitution (TABOR) limits state fiscal year spending, the amount of revenue the state may retain and either spend or save each year. The limit is equal to the previous year's limit or revenue, whichever is lower, adjusted for inflation, population growth, and any revenue changes approved by voters. Referendum C, approved by voters in 2005, is a permanent voter-approved revenue change that increases the amount of revenue the state may spend or save.

Referendum C allowed the state to spend all revenue collected above the limit during a five-year timeout period covering FY 2005-06 through FY 2009-10.  Beginning in FY 2010-11, Referendum C allows the state to retain revenue collected above the TABOR limit base up to a capped amount. The cap is based on the amount of state revenue collected in FY 2007-08, adjusted annually for inflation and population growth. It is grown from the prior year's cap regardless of the level of revenue collected. SB 17-267 applied  a $200.0 million one-time downward adjustment to the Referendum C cap in FY 2017-18 and requires that the cap for FY 2018-19 and subsequent years be grown from this reduced level.

TABOR refund mechanisms. The FY 2017-18 TABOR refund obligation was administered via the property tax reimbursement TABOR refund mechanism. Pursuant to SB 17-267, state law requires that any TABOR surplus first be refunded via this mechanism. The exemption disburses state funds to cities, counties, school districts, and special districts to offset these governments' property tax loss associated with the senior homestead and disabled veteran property tax exemptions.  Amounts required to be refunded are encumbered in the General Fund in the year   in which a surplus is collected and paid to local governments in the following fiscal year.

Because the FY 2018-19, FY 2019-20, and FY 2020-21 TABOR surpluses are expected to exceed the respective amounts of FY 2019-20, FY 2020-21, and FY 2021-22 property tax reimbursements, the amount by which the surplus exceeds the reimbursement in each year will be refunded on income tax forms.

For FY 2018-19 only, the amount of the excess is expected to be sufficient to trigger the temporary income tax rate reduction.  This mechanism temporarily reduces the state income tax rate from 4.63 percent to 4.50 percent for all individual and corporate income taxpayers. The reduction is expected to apply for tax year 2019, and the tax rate will revert to 4.63 percent beginning tax year 2020 unless the state again collects a sufficiently large TABOR surplus to trigger the reduction.

Any TABOR surplus amount that exceeds the amount that can be refunded via the property tax reimbursement mechanism and is not refunded via the temporary income tax rate reduction is refunded to full-year Colorado resident individual income taxpayers via the sales tax refund mechanism. When the amount required to be refunded using this mechanism exceeds $15 per taxpayer, statute requires that revenue be distributed in six tiers according to a taxpayer's adjusted gross income.

General Fund Revenue

FY 2018-19. Net of the diversion to the State Education Fund required under Amendment 23, General Fund revenue is expected to total $12.6 billion, an increase of 7.9 percent over FY 2017-18. While growth is broad-based across General Fund revenue streams, the most significant increase in dollar terms is in individual income tax collections, which are expected  to end the year up    $0.7 billion or
9.2 percent. Income taxes surged on the combination of a strong economy, rising wage pressure, and increases in Colorado taxable income resulting from the federal Tax Cuts and Jobs Act (TCJA). Expectations for the current fiscal year were increased 3.8 percent relative to those published in March after income tax collections in March and April exceeded expectations considerably.

FY 2019-20. General Fund revenue collections are expected to increase at a slower rate, 3.0 percent, to total $13.0 billion next year. Upside effects on revenue resulting from the TCJA are expected to be mostly accounted for in FY 2018-19 collections, resulting in a significant slowdown in the pace of growth in income tax revenue.  Corporate income taxes are expected to decline following a change in the tax treatment of holding companies pursuant to the Colorado Supreme Court's decisions in Oracle Corporation and subsidiaries v. Colorado Department of Revenue ("Oracle") and Agilent Technologies, Inc. v. Colorado Department of Revenue ("Agilent"). Meanwhile, growth in sales tax revenue is expected to continue apace.

FY 2020-21. Revenue collections are expected to grow at a modest 3.1 percent from FY 2019-20 and total $13.4 billion. The revenue forecast anticipates diminishing individual income and sales tax revenue growth, coupled with corporate income and use tax declines, as the pace of economic expansion slows further. Risks to the forecast on both the upside and the downside are more significant as the economic and policy outlooks both grow less certain.

Risks to the forecast. This forecast contains both upside and downside risk due to the late stage of the economic expansion and uncertainty surrounding continued shifts in taxpayer behavior in response to the TCJA, the Oracle and Agilent decisions, and ongoing reform of the collection of sales and use tax on remote transactions. The March forecast identified significant upside risk to the forecast in the near term, which bore out during tax filing season for the 2018 tax year. It is not possible to identify the degree to which revenue strength during the current fiscal year is attributable to changes in tax policy, which will have ongoing effects, or economic strength, which this forecast expects will taper in the corning years.

2019 legislation. Legislation enacted during the 2019 legislative session is expected to increase General Fund revenue, on net, by $62.9 million in FY 2019-20 and $99.9 million in FY 2020-21. The most significant legislative changes to the revenue forecast are attributable to House Bill 19-1240, which requires that marketplace facilitators begin collecting and remitting sales tax on behalf of their sellers, and House Bill 19-1245, which increases the sales tax vendor allowance ("vendor fee") from 3.33 percent to 4.00 percent but caps the vendor fee at $1,000 per retailer per month.

Expiring tax expenditures. This forecast estimates state revenue under current state and federal law. Under current state law, certain tax expenditures available now are scheduled to expire within the forecast period. The forecast includes upward adjustments to revenue projections to account for the expiration of these tax expenditures.

Individual income tax. The individual income tax is assessed at a rate of 4.63 percent and applies to Colorado taxable income earned by individuals, estates, and trusts. Most revenue from the individual income tax is credited to the General Fund, though an amount of revenue representing one-third of 1 percent of taxable income is diverted to the State Education Fund (SEF) and used for school finance purposes. Payers of the individual income tax are the most significant contributors to the General Fund. The individual income tax accounted for just less than 60 percent of FY 2017-18 General Fund revenue, net of the SEF diversion. Income tax revenue diverted to the SEF is exempt from the TABOR limit as a voter-approved revenue change under Amendment 23.

Individual income tax revenue has increased significantly since early 2018 following the enactment of the TCJA. In broad terms, the TCJA reduced or eliminated many federal income tax deductions and credits and cut federal income tax rates. While the rate cuts reduced most taxpayers' federal income tax liability, many taxpayers saw their federal taxable income increase, thereby increasing their Colorado income tax liability because the state income tax base is based on the federal tax base. Combined with general strength in economic conditions, the change in tax policy has driven Colorado income tax collections upward considerably.

Collections during the spring tax season beat March expectations.  The state was required to refund $761.2 million to taxpayers who overpaid taxes via wage withholding or estimated tax payments during tax year 2018, an increase of just $8.6 million, or 1.1 percent, from the prior tax filing season. By contrast, taxpayers who underpaid during the tax year and were required to remit cash payments paid $703.0 million over the three month filing season, an increase of $157.6 million, or 28.9 percent, from the prior filing season.

Taxpayers may respond to higher-than-expected April tax bills by increasing the amount of taxes withheld from their wages and salaries, making higher quarterly estimated tax payments, or simply staying the course and footing future April bills as they arise. The trajectory of wage withholding shows robust, steady growth. Estimated tax payments surged in April 2019, when they increased $266.9 million, or 62.9 percent, from estimated payments made in April 2018. Contacts in other states confirm that this trend, suggesting that it may reflect nationwide equity market conditions and investor behavior in the early months of 2019. This forecast assumes that the large influx in payments was a one-time phenomenon attributable to economic conditions. However, future estimated payments may be higher than forecast if the increase reflects ongoing elevated economic activity or ongoing base-broadening from the TCJA, or may be lower than forecast if the increase in April borrows against payments to be made later in the 2019 tax year.

Forecast.  Individual income tax revenue is expected to total $8.3 billion in    FY 2018-19, an increase of 9.2 percent from FY 2017-18 on an accrual accounting basis. Taxpayers making estimated payments will remit a quarterly payment in June, adding a small degree of uncertainty in the forecast for the current fiscal year.

Growth in individual income tax revenue is expected to slow considerably during the forecast period. Revenue is expected to increase 4.2 percent to total $8.6 billion in FY 2019-20, before increasing a further 3.1 percent to total $8.9 billion in FY 2020-21. Wage withholding will drive individual income tax collections through the forecast period, albeit at a decelerating pace as employment growth slows.

The other components of individual income tax revenue are expected to pose drags based on a muted outlook for investment earnings and the assumption that growth effects attributable to the TCJA were mostly realized in FY 2017-18 and FY 2018-19. While this forecast includes reduced assumptions for individual income tax growth in the next two fiscal years, the forecast has been revised upward in dollar terms by $314.0 million in FY 2019-20 and $301.8 million in FY 2020-21 because of greater-than-expected revenue collections to date from the 2019 income tax filing season.

As the economic outlook grows less clear, and as taxpayers continue to adjust their financial strategies in response to economic conditions and tax reform, risks to the individual income tax forecast remain elevated on both the upside and  downside.

Sales taxes. The 2.9 percent state sales tax is assessed on the retail purchase of tangible personal property, except those specifically exempted, and a relatively small collection of services. Sales tax receipts are expected to increase 4.7 percent to total $3.1 billion during the current FY 2018-19 before slowing to growth of 4.6 percent in FY 2019-20 and 2.7 percent in FY 2020-21. Sales tax collections have grown slower than expected this fiscal year, decelerating from a 7.3 percent increase in FY 2017-18. Despite the tight labor market and rising wages, growth in consumer spending is moderating, as the stimulative effects of the TCJA have worn off and uncertainty surrounding future economic conditions has rattled consumer confidence for some. Growth in sales tax collections is also expected to moderate in part as inflationary pressures for retail goods remain subdued.

E-commerce sales tax. In June 2018, the U.S. Supreme Court issued a decision in South Dakota v. Wayfair that changed how out-of-state (including online) retail sales could be taxed. That case overturned Quill Corp. v. South Dakota, a 1992 U.S. Supreme Court  precedent that had held that a retailer must have physical presence in a state in order to be required to collect and remit sales taxes in that state.

On September 11, 2018, the Colorado Department of Revenue (DOR) announced that it would start to require out-of-state retailers who had significant economic nexus with Colorado to collect and remit Colorado sales taxes on sales into Colorado beginning on December 1, 2018. The deadline was subsequently extended to May 31, 2019. HB 19-1240, which was signed into law on May 23, 2019, codified economic nexus rules effective June 1, 2019. Beginning then, the DOR will collect sales taxes from out-of-state retailers with significant economic nexus in Colorado for the state, as well as for counties, special districts, and cities for which it administers sales tax. Home rule municipalities may choose to opt-in to these state-administered collections.

Many of the largest businesses that sell online were collecting and remitting Colorado sales tax prior to Wayfair, the DOR's post-Wayfair administrative actions, and HB 19-1240. The state is expected to collect up to an additional $14 million during FY 2018-19, an additional $47 million to $72 million during FY 2019-20, and $54 million to $80 million during FY 2020-21 in sales taxes from previously non-collecting retailers. The estimate for this fiscal year was revised downward to reflect the deadline extension, although some retailers were voluntarily complying. Estimates are subject to change as data remain limited on out-of-state retailers doing business in Colorado. As more companies comply with the new requirements and as e-commerce sales continue to grow as a share of total retail sales, the amount collected will increase.

Use taxes. The 2.9 percent state use tax is due when sales tax is owed, but is not collected at the point of sale. Use tax revenue is largely driven by capital investment among manufacturing, energy, and mining firms. Use tax collections surged during FY 2017-18, growing 19.4 percent on the strength of a recovering energy industry. Revenue is expected to continue to grow by a robust 9.8 percent during FY 2018-19 before declining by 7.5 percent in FY 2019-20 and by 2.9 percent in FY 2020-21. Oil industry capital expenditures have slowed, as prices remain below break-even points for some producers, domestic production is strong, and global demand is soft. Additionally, rules promulgated by the DOR requiring that out-of-state sellers collect sales tax will gradually convert retail use tax collections, around 7 percent of total use tax collections in 2018, to sales tax.

Corporate income tax collections remain elevated. Corporate income tax revenue will remain at historical highs through the forecast period.  Corporate income taxes set a record in FY 2017-18 with $0.8 billion in revenue; this amount will be exceeded in the next three years.  Receipts will grow 22.8 percent to

$1.0 billion in FY 2018-19 before declining moderately to $0.9 billion in FY 2019-20 and $0.8 billion in FY 2020-21.

Monthly corporate income tax collections remain strong on high corporate profits and the stimulative effects of federal tax changes. In addition, recent Colorado Supreme Court decisions will contribute to a one-time accounting adjustment adding $78.1 million, on net, to FY 2018-19 revenue. Resolution of legal cases required the DOR to issue corporate tax refunds totaling $87.2 million and allowed the state to settle an audit that generated $162.9 million in collections at the end of the fiscal year. Moving into FY 2019-20, corporate income tax revenue will decline as this one-time tax processing activity does not repeat and corporate profits are squeezed by higher costs for business inputs and labor.

Expectations for corporate income tax revenue increased $163.2 million FY 2018-19 compared with the March forecast due to strong monthly collections at the end of the fiscal year and one-time tax processing   activity.     Expectations for corporate income tax collections were also increased $91.0 million in FY 2019-20 and $67.7 million in FY 2020-21.

Tobacco Master Settlement Agreement. Colorado receives annual TABOR-exempt Tobacco Master Settlement Agreement (Tobacco MSA) payments that are generally credited to the Tobacco Litigation Settlement Cash Fund. In early 2018, the Attorney General signed a supplementary agreement under the Tobacco MSA to resolve a backlog of disputes between tobacco manufacturers and the state. The supplementary agreement resulted in a one-time release of previously disputed payments from a privately managed escrow account. Under a preexisting state law, the released payments were credited to the General Fund and not to the Tobacco Litigation Settlement Cash Fund. These funds are exempt from TABOR. No such payments are anticipated to contribute to General Fund revenue in the future.

Cash Fund Revenue

Cash fund revenue subject to TABOR totaled $2.30 billion in FY 2017-18, a decline of $471.3 million or 17.0 percent from the prior fiscal year. The drop in revenue is attributable to the elimination of the Hospital Provider Fee and the regular 2.9 percent sales tax on retail, non-medical marijuana (which remains subject to a 15% sales tax). Under SB 17-267, the Hospital Provider Fee was repealed after FY 2016-17, and hospitals now remit a Healthcare Affordability and Sustainability Fee, which is not subject to the state TABOR limit. In addition, the bill exempted retail, non-medical, marijuana from the regular 2.9 percent state sales tax beginning in FY 2017-18. These reductions more than offset expected increases in transportation-related and severance tax revenue. Year-over-year changes in other cash fund categories are comparatively minimal. 15 percent of the

Total cash fund revenue subject to TABOR will rebound from this lower level by 6.4 percent to $2.45 billion in FY 2018-19. In FY 2019-20, total cash fund revenue is expected to fall slightly as a projected decline in severance tax revenue offsets gains in most other major revenue sources. By 2020-21, total cash fund revenue is expected to increase by 3.4 percent to total $2.53 billion.

Transportation-related revenue subject to TABOR totaled $1,275.4 million in FY 2017-18. As the state's population and economy continue to expand, transportation funding will increase 1.9 percent in FY 2018-19 and grow an additional 1.8 percent in FY 2019-20.

The largest source of revenue into the Highway Users Tax Fund (HUTF) is the motor fuel excise tax (22¢ per gallon of gasoline and 20.5¢ per gallon of diesel fuel). After increasing 4.2 percent on strong economic activity, growth in fuel excise tax collections is expected to moderate to 1.2 percent in FY 2018-19 and 1.1 percent in FY 2019-20 on slower economic growth in the state. The HUTF also receives revenue from other sources, including registration fees. In FY 2017-18, total registration fees increased 6.7 percent and are expected to grow at a slower pace of 4.1 percent in FY 2018-19 and 2.6 percent in FY 2019-20. Total HUTF revenue is expected to increase 2.3 percent to $1,133.1 million in FY 2018-19 and 1.6 percent to $1,151.3 million in FY 2019-20.

The State Highway Fund (SHF) is the primary fund for the state Department of Transportation to meet state transportation needs. The SHF receives money from HUTF allocations, local government matching grants, and interest earnings. Revenue allocated from the HUTF is subject to TABOR when it is originally collected in the HUTF, but it is not counted against the TABOR limit a second time when allocated to the SHF. The two largest sources of revenue directly collected into the fund are local government grants and interest earnings. Local government revenue into the SHF fluctuates based on local budgeting decisions and large annual fluctuations are common. Based on collections year-to-date, SHF revenue subject to TABOR is expected to decline 6.1 percent to $38.1 million in FY 2018-19, and decline by 1.7 percent in FY 2019-20.

Other transportation cash fund revenue subject to TABOR is expected to total $128.8 million in FY 2018-19, up 1.1 percent from the previous year, and continue to increase through the forecast period. Other transportation revenue is from sales tax on aviation and jet fuel, certain registration fees, and driving fines.

Revenue to the Statewide Bridge Enterprise is not subject to TABOR. Revenue to this enterprise is expected to grow 4.1 percent to $112.5 million in FY 2018-19, and 2.6 percent to $115.5 million in FY 2019-20. Revenue from the bridge safety surcharge fee typically grows at the same rate as vehicle registrations.

Severance tax revenue, including interest earnings, is expected to total $210.8 million in FY 2018-19 and $115.1 million in FY 2019-20. Severance tax revenue is more volatile than other revenue sources because revenue is mostly derived from newly producing wells whose output can change significantly because of economic and noneconomic factors.

Severance tax collections from oil and natural gas are forecast to increase 55.7 percent in FY 2018-19 to $196.5 million before declining 49.2 percent to $99.8 million in FY 2019-20. Expectations for oil and gas severance taxes are lower than in March as production data suggest weakening following the fall in oil prices in the fourth quarter of 2018. After averaging about $60 per barrel in 2018, prices will average slightly above $50 per barrel in 2019 before increasing to about $54 per barrel in 2020 and 2021. Lower prices will reduce collections for the next 12 months and are expected to dampen new oil and gas development impacting revenues in FY 2019-20 and FY 2020-21.

Natural gas producers in Colorado received an average price of $2.68 per thousand cubic feet (Md) in 2018 and are expected to average $2.57 per Md in 2019. Producers are able to meet increased demand for electric generation and home heating due to new technologies and existing infrastructure, which have contributed to an abundant supply of natural gas. Prices are expected to average $2.74 per Md in 2020 and $3.09 per Md in 2021 as demand increases further.

Led by higher than expected strength in 2018 fourth quarter payments, coal severance tax revenue will increase 14.4 percent to $4.3 million in FY 2018-19. Power plants are slowly transitioning away from coal to cleaner and cheaper natural gas, which is reflected in the remainder of the forecast period. Coal severance taxes are expected to decline 5.8 percent in FY 2019-20 to $4.0 million and 4.6 percent to $3.9 million in FY 2020-21.

Metal and molybdenum mines are expected to pay $2.4 million in severance taxes on the value of minerals produced in FY 2018-19. Mining activity at the two molybdenum mines in Colorado, the Climax Mine outside Leadville and the Henderson Mine outside Empire, is fairly constant when the mines are in operation. Based on constant demand, metal and molybdenum severance taxes are expected to be $2.4 million in each year of the forecast period.

Finally, interest earnings are expected to total $7.6 million in FY 2018-19 and $8.9 million in FY 2019-20. Expectations for interest earnings increase throughout the forecast period on the repayment of loans following the completion of water projects.

Limited gaming revenue includes taxes, fees, and interest earnings collected in the Limited Gaming Fund and the State Historical Fund. Most of this revenue is subject to TABOR. Revenue attributable to Amendment 50, which expanded gaming beginning in FY 2009-10, is TABOR-exempt. The state limited gaming tax is a graduated tax assessed on casino adjusted gross proceeds, the amount of wagers collected less the amount paid to players in winnings, in the three state-sanctioned gaming municipalities: Black Hawk, Central City, and Cripple Creek. Casinos on tribal lands in southwestern Colorado are not subject to the state tax.

Limited gaming revenue subject to TABOR totaled $106.8 million in FY 2017-18 and is expected to decline 1.2 percent to $105.6 million in FY 2018-19. Relatively flat tax revenue can be attributed to competition with larger markets like Las Vegas when economic conditions are strong. By statutory formula, gaming tax revenue subject to TABOR cannot grow faster than 3.0 percent annually. Compared with FY 2018-19, gaming revenue is expected to grow at a faster rate, 1.6 percent, during FY 2019-20, and 2.2 percent during FY 2020-21. Casino expansions and gaming town infrastructure projects are expected to be completed in both 2019 and 2020.

Under state law, annual growth in gaming tax revenue that exceeds 3.0 percent is attributed to Amendment 50 and exempt from TABOR. Years when total gaming tax revenue grows by more than
3.0 percent therefore result in disproportionately higher distributions of Amendment 50 revenue. This revenue primarily supports the state community college system. In FY 2017-18, gaming tax revenue grew by almost 7 percent, resulting in an approximate $5 million increase in Amendment 50 revenue revenue-spurring growth of over 30 percent from FY 2016-17. Amendment 50 revenue is expected to remain at this elevated level throughout the forecast period.

Marijuana tax revenue will total an estimated $259.5 million in FY 2018-19, a 3.2 percent increase from the prior year and the slowest growth in revenue since sales of adult use marijuana was legalized in 2014.    Marijuana tax revenues will continue to grow through the forecast period reaching $281.5 million in FY 2019-20 and $300.6 million in FY 2020-21. Slower growth in marijuana tax revenue is a sign of a maturing market five years post-legalization. The majority of the revenue from the marijuana industry is voter-approved revenue exempt from TABOR; however, the 2.9 percent state sales tax on medical marijuana is included in the state's revenue limit.

The special sales tax is the largest marijuana tax revenue source and equals 15 percent of the retail price of non-medical marijuana. The state share of special sales tax is expected to reach $176.0 million in FY 2018-19 and $194.7 million in FY 2019-20. The state distributes 10 percent of the special sales tax to local governments and retains the rest to be used in the Marijuana Tax Cash Fund, the General Fund, and the State Public School Fund. The excise tax is the second largest source of marijuana revenue, with the greater of 90 percent or $40 million per year dedicated to the BEST Fund for public school construction. The excise tax is expected to generate $64.3 million in FY 2018-19 and $62.5 million in FY 2019-20.

The excise tax is based on the calculated or actual wholesale price of marijuana when it is transferred from the cultivator to the retailer. The wholesale price has declined in recent years, as marijuana cultivation has become more efficient. Cultivators have invested in HVAC and lighting for more productive plants have improved the predictability of their harvest. The falling wholesale price has resulted in less excise tax revenue even with increasing consumption. The excise tax forecast assumes that the slide in wholesale prices has been arrested using evidence from the second quarter of 2019; however, unexpected changes in the wholesale price remain both an upside and downside risk to the forecast.

The 2.9 percent state sales tax rate applies to medical marijuana and marijuana accessories purchased at a retail marijuana store. Medical marijuana sales tax revenue is expected to remain flat through the forecast period, generating $9.4 million per year through FY 2020-21. Retail marijuana dispensaries remit the state sales tax on marijuana accessories and are expected to remit between $1.3 million and $1.4 million in sales taxes in the next three fiscal years. Revenue from the 2.9 percent sales tax is deposited in the Marijuana Tax Cash Fund and is subject to TABOR.

Federal Mineral Lease (FML) revenue is the state's portion of the money the federal government collects from mineral production on federal lands.  Collections are mostly determined by the value of mineral production. Since FML revenue is not deposited into the General Fund and is exempt from TABOR, the forecast is presented separately from other sources of state revenue. FML revenue is forecast to increase 24.1 percent to $107.3 million in FY 2018-19 as the state fulfills its obligations for previous payments associated with canceled leases on the Roan Plateau. FML revenue will increase 4.4 percent to $112.1 million in FY 2019-20 and increase 6.1 percent to $118.9 million in FY   2020-21.

Revenue to the Unemployment Insurance (UI) Trust Fund has not been subject to TABOR since FY 2009-10. Revenue to the Employment Support Fund, which receives a portion of the UI premium surcharge, is subject to TABOR.

Fiscal Controls and Financial Reporting

No moneys may be disbursed to pay any appropriations unless a commitment voucher has been prepared by the agency seeking payment and submitted to the central accounting system, which is managed by the Office of the State Controller, a division of the Department of Personnel & Administration. The State Controller is the head of the Office of the State Controller. The State  Controller or his delegate has statutory responsibility for reviewing each commitment voucher submitted to determine whether the proposed expenditure is authorized by appropriation and whether the appropriation contains sufficient funds to pay the expenditure. All payments from the State Treasury are made by warrants or checks signed by the State Controller and countersigned by the State Treasurer, or by electronic funds transfer. The signature of the State Controller on a warrant or check is full authority for the State Treasurer to pay the warrant or check upon presentation.

The State Controller is appointed by the Executive Director of the Department of Personnel & Administration. Except for certain institutions of higher education which have elected to establish their own fiscal rules, the State Controller has statutory responsibility for coordinating all procedures for financial administration and financial control in order to integrate them into an adequate and unified system, conducting all central accounting and issuing warrants or checks for payment of claims against the State. The State Controller prepares a Comprehensive Annual Financial Report, or "CAFR," in accordance with generally accepted accounting principles ("GAAP") applicable to governmental entities, with certain statutory exceptions for budget compliance and reporting.

THE STATE GENERAL FUND

The General Fund

The General Fund is the principal operating fund of the State. All revenues and moneys not required by the State Constitution or statutes to be credited and paid into a special State fund are required to be credited and paid into the General Fund. The General Fund reported in the State's Fiscal Year 2010-11 CAFR and subsequent CAFRs includes a large number of statutorily created special State funds that do not meet the GAAP requirements to be presented as Special Revenue Funds. To make the distinction between the statutory General Fund and the GAAP General Fund, the CAFR refers to the statutory General Fund as the General Purpose Revenue Fund. The revenues in the General Purpose Revenue Fund are not collected for a specific statutory use but rather are available for appropriation for any purpose by the General Assembly.

General Fund Revenue Sources

The major revenue sources to the General Fund are individual and corporate income taxes and sales and use taxes. The State also imposes excise taxes on the sale of cigarettes, tobacco products, marijuana, and liquor, and receives revenues from a diverse group of other sources such as insurance taxes, pari-mutuel taxes, interest income, court receipts and gaming taxes.

STATE PENSION SYSTEM

General Description

Overview. The State of Colorado, like most other state and local governments, provides post- employment benefits to its employees based on their work tenure and earnings history. By statute, the State created PERA, which administers cost-sharing, multiple-employer defined benefit plans to provide retirement, death and disability benefits through the State Division Trust Fund (generally for State employees) (the "State Division"), the School Division Trust Fund (for employees of school districts), the Local Government Division Trust Fund (for employees of numerous municipalities and other local governmental entities), the Judicial Division Trust Fund (for judges in the State) and the Denver Public Schools Division (for employees of DPS). The defined benefit plan for the State Division is referred to herein as the "State Division Plan."

As described in more detail under the caption "Funding of the State Division Plan" below, the State Division Plan is funded with payments made by the State and by each employee, the amounts of which are determined and established by statute. Benefits provided through the State Division Plan are paid from the State Division Trust Fund. State employees hired after 2005 may, in lieu of participating in the State Division Plan, elect to participate in a defined contribution plan (the "State Division DC Plan") which is also administered by PERA. However, the majority of State employees participate in the State Division Plan. The State has no obligation to make contributions or fund benefits in Divisions other than the State Division and Judicial Division of PERA, other than the direct distribution of $225 million pursuant to C.R.S. § 24-51-414.

Because the majority of State employees participate in the State Division Plan and not in the State Division DC Plan, and the number of judges employed by the State that participate in the Judicial  Division is relatively small in comparison to the number of other State employees, the disclosure in this Appendix relates only to the State Division Plan.

The State does not participate in the federal Old-Age, Survivors and Disability Insurance (Social Security) program.

PERA. PERA is a legal entity created by statute in 1931 that is separate from the State as further described in Article 51 of Title 24, C.R.S. (the "PERA Act"). Management of PERA is vested in a 16- member Board of Trustees (the "PERA Board"). PERA has fiduciary responsibility for several separate divisions, including the State Division, the School Division, the Local Government Division, the Judicial Division and the Denver Public Schools Division. The State represents the majority, but not all, of the State Division employers and employees. Each Division operates as a separate legal trust. PERA also operates two cost-sharing, multiple-employer post-employment benefit plans through the Health Care Trust Fund and the Denver Public Schools Health Care Trust Fund that provide health care premium subsidies to participating PERA benefit recipients who choose to enroll in one of PERA's health care plans.

Basic Provisions of the State Division Plan

Members of the State Division Plan who meet minimum age and service requirements are eligible to receive a monthly retirement benefit based on their employment and earnings history with the State. Calculation of retirement benefits, and eligibility requirements, differ depending on the employee's original hire date. In response to funding challenges, the General Assembly has enacted changes to State Division Plan benefits at various times. Some of such changes have been applied prospectively to newly hired employees. As a result, there are several tiers of employee benefits and related provisions that are based on employee hire dates and other factors.

Implementation by PERA of GASB 67

In 2012, GASB issued Statement No. 67, "Financial Reporting for Pension Plans - An Amendment of GASB Statement No. 25" ("GASB 67"), which establishes new standards for financial reporting and note disclosure by defined benefit pension plans administered through qualified trusts, and note disclosure requirements for defined contribution pension plans administered through qualified trusts.

GASB 67 is effective for accounting periods beginning after June 15, 2013, and, accordingly, PERA implemented GASB 67 beginning with the PERA 2014 CAFR.

The objective of GASB 67 as stated therein is to improve financial reporting by state and local governmental pension plans. The requirements of GASB 67 are intended to improve financial reporting primarily through enhanced note disclosures and schedules of required supplementary information. A related statement, GASB Statement No. 68, "Accounting and Financial Reporting for Pensions," applies  to governmental employers as reflected in the State's Fiscal Year 2014-15 CAFR. See "Implementation of Changes in Pension Accounting Standards Applicable to the State -  GASB 68" below.

GASB 67 establishes a shift in financial disclosure requirements from a funding-based approach to an accounting-based approach. Implementation of GASB 67 requires the preparation of two actuarial valuations, one for funding purposes and one for accounting and financial disclosure purposes.  The purpose of the funding valuation is to guide the PERA Board's actions necessary to ensure the long-term sustainability of PERA's trust funds. The funding valuation aids this action by allowing PERA to assess the sufficiency of the current statutory contribution rates and amounts and analyze the sufficiency of future contributions to meet current and future benefit obligations. The actuarial valuation for accounting purposes emphasizes the obligation an employer incurs to employees through the employment-exchange process. The primary purpose of the valuation for accounting purposes is to provide a consistent, standardized methodology that allows comparability of amounts and increased transparency of the pension liability across U.S. pension plans complying with this new reporting standard. To accomplish this, GASB 67 requires a different approach for determining net pension liability as compared to the previously disclosed unfunded actuarial accrued liability, or "UAAL." Actuarial accrued liability ("AAL") is the excess of the present value of a pension fund's total of future benefits (payable to the plan participants) and fund administration expenses over the present value of the future normal cost of those benefits. Unfunded actuarial accrued liability is the difference between the AAL and the valuation assets of the fund

Net pension liability is to be measured as the total pension liability of the plan less the amount of the plan's fiduciary net position.  Total pension liability is the portion of the actuarial present value of projected benefit payments that is attributed to past periods of plan member service in conformity with the requirements of GASB 67. For purposes of application to the requirements of GASB 67, AAL is the equivalent of total pension liability.  Fiduciary net position equals assets plus deferred outflows of resources and less liabilities and deferred inflows of resources at the end of the plan's reporting period

Another major change in the new standard is the rate used to discount projected benefit payments. The new standard states the long-term expected rate of return on the investments of the plan should be applied only to available plan assets that are expected to be invested using a strategy to achieve that  return. If there comes a point in the projections when plan fiduciary net position and contributions related to active and inactive employees are no longer projected to be greater than or equal to projected benefit payments related to those employees and administrative expenses (crossover point), then from that point forward the plan will be required to discount the projected benefit payments after the crossover point using a yield or index rate for 20-year, tax-exempt general obligation municipal bonds with an average rating of AA/Aa or higher (or equivalent quality on another rating scale).

GASB 67 also enhances the standards for footnote disclosure and required supplementary information for pension plans, including, among other things, disclosing the plan's net pension liability, ratio of fiduciary net position to total pension liability and actuarial methods and assumptions.

Actuarial Valuations

Many of the measures used to determine and evaluate the financial condition and funding status  of the State Division Plan are based on actuarial valuations. An actuarial valuation is the determination, as of the actuarial valuation date, of the service cost, actuarial accrued liability and related actuarial present value of projected benefit payments for pensions performed in conformity with Actuarial Standards of Practice unless otherwise specified by GASB. Actuarial valuations involve estimates of the value of reported amounts and assumptions about the probability of events far into the future, and actuarially determined amounts are subject to continual revision as actual results are compared to past expectations and new estimates are made about the future.

The actuarial valuations for each of PERA's defined benefit plans, including the State Division Plan, were prepared by PERA's actuaries as of December 31, 2017, based on a set of actuarial methods and assumptions that by State law are the responsibility of the PERA Board. The valuations for the State Division Plan examine the assets of the Plan compared to actuarial liabilities, compare past and future trends and determine the liability of the Plan. The actuarial valuation for funding purposes applies an  asset valuation method that recognizes a four-year smoothed market value of assets for purposes of determining the UAAL, while the actuarial valuation for accounting and financial reporting purposes applies the fair value of assets (determined in conformity with GASB standards) to determine the net pension liability.

The PERA 2017 CAFR states that the PERA Board studies all economic and demographic actuarial assumptions at least every five years and approves changes to those assumptions. Recently, the PERA Board has reviewed the economic assumptions on a more frequent basis. The PERA Board last completed an experience study in 2016, and the next experience study is planned in 2020.

No assurance can be given that any of the assumptions underlying the actuarial valuations of the State Division Plan will reflect the actual results experienced by the Plan. Variances between the assumptions and actual results may cause an increase or decrease in the actuarial value of Plan assets, the liability of the Plan and other valuation and performance measures determined on the basis of such actuarial valuations.

Funding of the State Division Plan

Statutorily Required Contributions. The State Division Plan is funded with payments made by the State and by each eligible employee as provided in the PERA Act. The State's contributions to the  Plan are based on percentages of employee wages and are set by statute. These contribution percentages are referred to herein as the statutorily required contribution, or "SRC," of the State. The baseline SRC that is made by the State for most State employees currently is 10.15% of the employee's salary. The State has consistently contributed the full amount of the SRC to the State Division Plan.

As required by statute, State employees contribute 8.0% (except for State Troopers and Colorado Bureau of Investigation officers, who contribute 10%) of their wages to the State Division Plan, although per SB 10-001, for Fiscal Years 2010-11 and 2011-12 the employee contribution percentage was increased to 10.5% of the employee's wages. The 2.5% increase in contribution percentage by employees offset a 2.5% reduction in the State contribution for those Fiscal Years. The employee contribution rates reverted to pre-Fiscal Year 2010-11 levels effective July 1, 2012, and the State returned to paying the 10.15% SRC.

The General Assembly enacted legislation in 2004, 2006 and 2010 to gradually increase employer contributions to the State Division Plan by authorizing the Amortization Equalization Disbursement, or "AED," and the Supplemental Amortization Equalization Disbursement, or "SAED," in order to shorten the amount of time over which the unfunded liability of the Plan is amortized. Both the AED and the SAED are paid by the State as contributions to the State Division Plan as a percentage of employee wages, but the SAED payment comes from moneys that would otherwise have been used to provide market-based salary increases to employees. The AED applicable to the State Division Plan was effective as of January 1, 2006, and was initially payable at the rate of 0.5% of total covered payroll, with annual increases in the contribution rate through 2017. The AED rate applicable to the State Division Plan was 4.2% in 2015, 4.6% in 2016 and is 5.0% in 2017. The SAED applicable to the State Division Plan was effective as of January 1, 2008, and was also initially payable at the rate of 0.5% of total covered payroll, with annual increases in the contribution rate through 2017. The SAED rate applicable to the State Division Plan was 4.0% in 2015, 4.5% in 2016 and is 5.0% in 2017. The total SRC applicable to the State Division Plan currently is 20.15% of employee wages. However, SB 18-200 makes further changes to employer and employee contributions as discussed in "Funding Status of the State Division Plan" hereafter in this section.

Changes to the statutorily required contributions to the State Division Plan by the State and its employees, or to other provisions of the Plan, could be made by the General Assembly through future legislative action, which changes could impact the SRC, the funding status and/or the financial condition of the Plan as described herein. The State cannot predict if or when any such legislative changes might be enacted or the impact that any such changes, if enacted, might have on the State Division Plan or the State's funding obligations with respect to the Plan.

SB 18-200 provides for automatic adjustments to employee and employer contribution rates within certain statutory parameters so as to stay within the legislation's 30-year funding goal. Previously, such adjustments required action by the General Assembly. See "Funding Status of the State Division Plan" below.

The SRC is paid from the State General Fund as well as from certain federal funds and State cash funds and is typically paid from the same funding source as the employee's salary and other benefits. Although the rate of the SRC is set by statute, payment of the SRC nevertheless is subject to annual appropriation through the State budgeting process.

Actuarially Determined Contribution. As a result of the shift in financial disclosure requirements under GASB 67 from a funding-based approach to an accounting-based approach, the historical disclosure and use of the annual required contribution, or "ARC," as a funding benchmark by PERA is no longer required. Prior to 2014, PERA used the annual required contribution, or ARC, as a funding benchmark against which  to  gauge  the adequacy of the SRC for the State Division Plan. The ARC is the actuarially determined amount that would be required if the State were to fund each year's normal cost (i.e., the present value of the benefits that the State Division Plan projects to become payable in the future that are attributable to a valuation year's payroll) in the State Division Plan plus an annual amortization of the UAAL assuming that the UAAL will be fully funded over a maximum 30-year period. The difference between the ARC and the SRC constitutes either a contribution deficiency or excess contributions.

Rather, this philosophical shift necessitates the development and use of a plan-specific actuarially determined contribution ("ADC") benchmark against which to gauge the adequacy of the SRC for the State Division Plan. The ADC represents the amount needed to fund benefits over time, and constitutes a target or recommended employer contribution for the reporting period determined in conformity with Actuarial Standards of Practice based on the most recent measurement available when the contribution for the reporting period was adopted. An ADC deficiency arises when actual employer contributions are less than the ADC, and interest accrues on the ADC deficiency at the plan's expected long-term rate of return. See "Historical ADC and State Contributions" below.

Change in PERA Funding Policy. In response to the new GASB 67 standards, the PERA Board adopted a revised pension funding policy in March 2015 with regard to its trust funds to update and replace the prior funding policy dated November 2007. The purpose of the revised funding policy, as  stated in the PERA 2017 CAFR, is to: (i) define the overall funding benchmarks of PERA's defined benefit trust funds; (ii) assess the adequacy of the contribution rates which are set by the General Assembly by comparing these rates to an ADC rate; and (iii) define the annual actuarial metrics that will assist the PERA Board in assessing the sustainability of the plan. The results of these three items are intended to guide the PERA Board when considering whether to pursue or support proposed legislation pertaining to changes in plan contribution and/or benefit provisions. See "Statutorily Required Contributions" above.

Historical ADC and State Contributions. The State annually contributes the full amount of the SRC to the State Division Plan; however, these amounts have been less than the applicable ARC or ADC.

The ADC rates, as a percentage of pensionable payroll, are calculated as of December 31 two years prior to the end of the year in which the ADC amounts are reported. The following actuarial methods and assumptions (from the December 31, 2015, actuarial valuation) were used to determine contribution rates for the year ended December 31, 2017: (i) the actuarial cost method is based on the entry age of participants; (ii) the Plan's UAAL is amortized as a level percent of payroll, on a closed, layered basis over a 30-year period; (iii) for valuation purposes the actuarial value of assets is based on gains and losses smoothed in over a four-year period as permitted by Actuarial Standards of Practice; (iv) price inflation is assumed to be 2.80%; (v)  real wage growth is assumed to be 1.10%; (vi) salary increases (including assumed wage inflation of 3.90%) are projected to range from 3.90% to 10.85%; (vii) the long-term investment rate of return (net of pension plan investment expense, including price inflation) is assumed to be 7.50%; and (viii) cost of living adjustments for pre-2007 hires are assumed to be 2.00% per year and cost of living adjustments for post-2006 hires are assumed to be financed by the Annual Increase Reserve. Other assumptions include, without limitation, future retiree participation and contribution rates and mortality rates.

The Management's Discussion and Analysis in the PERA 2017 CAFR states that, using the funding policy approved by the PERA Board in March 2015 and the 2016 actuarial funding valuation based on an assumed 7.25% investment rate of return and discount rate, the 2018 ADC for the State Division Fund needed to meet the layered, 30-year closed amortization period will be 26.30%, and that using such funding policy and the 2017 actuarial funding valuation based on an assumed 7.25% investment rate of return and discount rate, the 2019 ADC for the State Division Fund needed to meet the layered, 30-year closed amortization period will be 23.28%.

Funding Status of the State Division Plan

The State Division Plan currently is significantly underfunded. As discussed in "Funding of the State Division Plan - Statutorily Required Contributions" above, the AED and SAED were implemented  in 2006 and 2008, respectively, and other changes were made to the Plan design by SB 10-001 and SB 18-200, all in an effort to improve the funding status of the State Division Plan. In addition, investment returns on Plan assets have recently decreased following the negative effects of the global economic downturn that began in 2008. The actuarial assumptions as to the investment rate of return on Plan assets and the discount rate on actuarially accrued liabilities were lowered by the PERA Board from 8.50% to 8.00% in 2009, from 8.00% to 7.50% at the end of 2013 and from 7.50% to 7.25% at the end of 2016, and other economic assumptions, including the amortization period, have been changed over this period as well, to reflect actual results and new estimates about the future. Notwithstanding these changes, the PERA  reported  that at  December  31,  2016,  the  State  Division  Plan  had  a UAAL  of approximately $11,644 billion and a funded ratio (i.e., the actuarial value of Plan assets divided by the AAL) of only 54.6%, which UAAL would have amortized over a 65-year period based on contribution rates as of the date of calculation.

In order to address the funding status of PERA's defined benefit plans, including the State Division Plan, during the 2018 legislative session the General Assembly enacted, and on June 4, 2018, the Governor signed, SB 18-200, which made changes to the defined benefit plans administered by PERA with the goal of eliminating the UAAL of such plans, and thereby reach a 100% funded ratio for each of such plans, within the next 30 years. Among other things, SB 18-200 phases-in a 2% increase in contribution rates for all employees, suspends the cost of living adjustment for retires through 2019, changes the definition of salary and highest average salary, reduces maximum annual cost of living adjustments, adjusts employer contribution rates, requires a participating employer that terminates its affiliation with PERA to pay the allocable portion of PERA's unfunded liability as computed at a "risk-free" rate, and provides for a direct annual allocation of $225 million (actual dollars) from the State's General Fund to PERA beginning with the State's Fiscal Year 2018-19. SB 18-200 also includes a provision that automatically adjusts employee and employer contribution rates, annual cost of living increases and the State's annual direct contribution to PERA within certain statutory parameters so as to stay within the 30-year funding goal. Previously, such adjustments required action by the General Assembly. For further information regarding SB 18-200, see the PERA 2017 CAFR.

The PERA 2017 CAFR reports that, taking into account changes made by SB 18-200, at December 31, 2017, the actuarial value of assets of the State Division Plan was approximately $14.256 billion and the AAL of the Plan was approximately $24.782 billion, resulting in a UAAL of approximately $10.526 billion and a funded ratio of 57.5%. This UAAL would amortize over a 33-year period. This amortization period is based on the actuarial valuation for funding purposes as of December 31, 2017, and exceeds the SB 18-200 goal of funding 100% of the AAL of the State Division Plan within 30 years because it does not include the full effect of changes to the State Division Plan implemented by the General Assembly in 2006 and 2010 or the full effect of changes to the State Division Plan required by SB 18 200, which are designed to lower the normal cost over time as new members are added to the Plan, allow a greater proportion of the State's contribution to the Plan to be used to amortize the unfunded liability and increase future contributions to the

Plan in order to accelerate the amortization of the UAAL. On a projected basis,  the amortization period for the State Division Plan is 27 years.

The actuarial value of assets of the State Division Plan is determined by using an asset valuation method of smoothing the difference between the market value of assets and the actuarial value of assets over a four-year period to prevent extreme fluctuations that may result from short-term or cyclical economic and market conditions. Accordingly, the full effect of recent fluctuations in assets of the State Division Plan as a result of economic and market conditions is not reflected in the funded ratio. Based on the market value of assets of the State Division Plan, and taking into account the changes made by SB 18- 200, the PERA 2017 CAFR reports that at December 31, 2017, the UAAL of the Plan was approximately $9.677 billion and the funded ratio was 61.0%.

The total pension liability for the State Division Plan was determined by actuarial valuations as of December 31, 2016, and accepted actuarial procedures were applied to roll forward the total pension liability to December 31, 2017.

Besides the potential increases in contribution rates and reductions in benefit payments included in SB 18-200, improvements in the funding status of the State Division Plan are expected to come from increases in investment returns on Plan assets or changes in the actuarial assumptions used to determine the value of Plan assets and the AAL. Changes to contribution rates or other Plan provisions, or the use of alternative Plan funding strategies beyond those provided for in SB 18-200 will require legislative action by the General Assembly, of which there can be no assurance.

Investment of State Division Plan Assets

State law authorizes the investment of PERA's funds by the PERA Board, subject to the following limitations:

•	The aggregate amount of investment trust shares, corporate stocks, corporate bonds and convertible debentures cannot exceed 65% of the book value of the fund.

•	Neither common nor preferred stock of a single corporation can exceed 5% of the book value of the fund.

•	The fund cannot acquire more than 12% of the outstanding stocks or bonds of a single corporation.

Implementation of Changes in Pension Accounting Standards Applicable to the State - GASB 68 and GASB 75

GASB Statement No. 68, "Accounting and Financial Reporting for Pensions" ("GASB 68") is a GASB pronouncement that is related to GASB 67 and applicable to governmental entities, such as the State, that provide their employees with pension benefits. GASB 68 is effective for fiscal years beginning after June 15, 2014, and accordingly has been implemented beginning with the State's Fiscal Year 2014- 15 CAFR.  GASB 68 revises and establishes new financial reporting requirements for governmental entities, and, among other things, requires cost-sharing employers participating in defined benefit plans to record their proportionate share of the unfunded pension liability. PERA reports that the State Division had a UAAL of approximately $9.714 billion as of December 31, 2013, $9.885 billion as of December 31, 2014, $10.203 billion as of December 31, 2015, $11.644 billion as of December 31, 2016, and $10.526 billion as of December 31, 2017.

The State reported a liability in the State's Fiscal Year 2017-18 CAFR of approximately $19.3 billion at June 30, 2018, for its proportionate share of the net pension liability for the State Division and the Judicial Division, compared to a reported liability in the State's Fiscal Year 2016-17 CAFR of approximately $17.779 billion at June 30, 2017, for its proportionate share of the net pension liability, consisting of approximately $17.540 billion for the State Division and $0.239 billion for the Judicial Division. The amounts presented for each Division were determined as of the calendar year-end that occurred within the Fiscal Year.

There is a difference between the net pension liability for the State reported by PERA and the State in their respective financial statements. The difference results from PERA's inclusion of employers in the State Division and the Judicial Division which are not included in the State's financial statement reporting entity. The PERA Board has statutory authority to assign employers to the State Division and Judicial Division that are not part of the State's financial statement reporting entity as defined by GASB Statement No. 14, as amended by GASB Statements No. 39 and 61. Examples of these employers in the State Division include Pinnacol Insurance, Fire and Police Pension Association and District Attorneys. Denver County Courts is the only Judicial Division employer that is not part of the State's financial statement reporting entity. The State includes in its financial statements a percentage of the net pension liability reported by PERA in its financial statements for each Division to determine the State's proportionate share in accordance with requirements of GASB 68.

A 10 year history of the State's contribution to PERA for the State and Judicial Divisions is also included in Note RSI-2 to the Required Supplementary Information in the State's Fiscal Year 2017-18 CAFR appended to this Official Statement.

GASB Statement No. 75, "Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions" ("GASB 75"), is effective for fiscal years beginning after June 15, 2017, and accordingly will be first implemented in the State's Comprehensive Annual Financial Report for Fiscal Year 2017-18. GASB 75 requires, for purposes of governmental financial reporting, that the State recognize a liability for its proportionate share of the net Other Post-Employment Benefits (OPEB) liability (of all employers for benefits provided through the OPEB plan), i.e., the collective net OPEB liability. The State will also be required to recognize OPEB expense and report deferred outflows of resources and deferred inflows of resources related to OPEB for its proportionate shares of collective OPEB expense and collective deferred outflows of resources and deferred inflows of resources related to OPEB. In addition, GASB 75 will require additional footnote disclosures about the pension trust fund in the financial statements.

Current Litigation

Pursuant to the Colorado Governmental Immunity Act, CRS 24-10-101, claims that accrued before January 1, 2018 brought under state law are limited to $350,000 per person and $990,000 per accident. Claims that accrue after January 1, 2018 and before January 1, 2022 brought under state law are limited to $387,000 per person and $1,093,000 per accident. The Colorado Governmental Immunity Act requires the Secretary of State to certify adjusted limits for claims that accrue after January 1, 2022 by that date based on the percentage change of the consumer price index over the preceding four years.  Judgments in excess of these amounts may be rendered, but the claimant must petition the General Assembly for an appropriation to pay any amount greater than the immunity limits. Judgments awarded against the State for which there is no insurance coverage or that are not payable from the Risk Management Fund ordinarily require a legislative appropriation before they may be paid. Effective January 1, 2012, the Act was amended to waive the State's sovereign immunity for legal proceedings in which the State has been determined to be negligent in conducting prescribed fires.

Numerous court cases are pending in which the plaintiffs allege that the State has deprived persons of their constitutional rights, civil rights, inadequately compensated them for their property, engaged in regulatory misfeasance, or breached contracts. In the aggregate, the monetary damages (actual, punitive, and attorney's fees) claimed in the constitutional and civil rights cases would exceed the insurance coverage available by a material amount. The property compensation and breach of contract suits are generally limited to the appraised value of the property or the contract amount. In the breach of contract suits, the State often files counterclaims. While it is reasonably possible that awards of judgment could occur, it is unlikely that those awards would have a material adverse effect on the State's financial condition.

The State is the defendant in lawsuits involving claims of inadequate, negligent, or unconstitutional treatment of prisoners, mental health patients, nursing home patients, or the developmentally disabled. In some of these suits, plaintiffs are seeking or have obtained certification as a class for a class action suit. Most of these cases seek actual damages that are not material, but include requests for punitive damages that may be material. There is also the potential that the courts may rule that the current conditions of confinement, Medicaid coverage, or residential services are unconstitutional, which could result in significant future construction, medical, or residential services costs that are not subject to reasonable estimation.

The State is also the defendant in lawsuits by employees accusing the State of various infractions of law or contract. These may include claims related to age and sex discrimination, sexual harassment, wrongful termination, contractual agreements for paying salaries based on parity and equity, and overtime compensation under the Federal Fair Labor Standards Act. The State does not believe that any of these cases are material to its financial operations.

A State-operated youth service center (center) is the subject of a lawsuit involving alleged negligence on the part of the center's response to an injury of a person in custody at the facility. The plaintiff has sued the State for $10 million in damages. A trial date is pending. In another case at a State correctional institution an inmate alleged negligence related to timely and effective medical treatment of an injury. The inmate is seeking approximately $8 million in damages. For both the claims at the center and correctional facility the likelihood of an unfavorable outcome is uncertain. A third case is related to alleged negligence by a State-licensed child care provider. The plaintiff is seeking $5 million in damages. As of September 10, 2018, a lawsuit had not been filed. However, the State could be potentially named as a defendant if the case is pursued by the plaintiff.

The State is a party to a lawsuit related to its refusal to pay the cost for providing Direct Acting Anti-Viral (DAAV) medications in the treatment of Hepatitis C. The lawsuit was filed as a Class Action on behalf of inmates at Colorado correction facilities. In response to this case, the State's legislative budget request for approximately $20.5 million to cover the cost of this treatment during Fiscal Year (FY) 2019 was approved. The parties have requested the case be administratively closed. However, a new lawsuit could resurface if the State is unable to obtain budget approval for FY 2020 to continue the medical treatment program.

Further, the State has been named as a defendant related to a claim that it ordered a regulatory taking by prohibiting a corporate entity from legally distributing wastewater. The plaintiff seeks $100 million in compensatory damages. The likelihood of an unfavorable outcome is uncertain.

Grants

The State receives federal grants for specific purposes that are subject to review and audit by grantor agencies. This federal funding is conditional upon compliance with the terms and conditions of such grant agreements and applicable federal laws and regulations. Issues resulting from federal reviews or audits can potentially cause disallowance of expenditures and consequently, a liability of the State.

In 2016, the federal Department of Health and Human Services, Centers for Medicare and Medicaid (CMS) performed an onsite visit and review of the State-operated Pueblo Regional Center (PRC). As a result, CMS issued a report that claimed the PRC violated federal administrative requirements related to the Medicaid Home and Community Based Services waiver program over the period November 2014 through November 2015. CMS has informed the State that they may disallow certain payments it made to the State for services provided over the one-year period cited. The State has filed a federal administrative appeal with CMS. The State is awaiting a response from CMS. Although it is unknown what amount of related federal funding expended will be disallowed, if any, a possible loss could exceed $5 million.

Tax Disputes

Two large corporate entities have filed lawsuits challenging the State's Notice of Final Determination regarding the payment of State income tax, penalties, and interest assessed. They seek to reverse the State's related assessments. The State's total exposure is approximately $36 million. The likelihood of an unfavorable outcome in both instances is uncertain.

Loan Guarantees

As of June 30, 2018 the total amount of student loans outstanding awarded by the State was approximately $6.9 billion. In the event of an adverse loss, defined as a default rate of in excess of 9 percent, a liability to the State would be incurred. If this were to occur the State would be responsible for repayment of up to 25 percent of the outstanding balance, or approximately $1.7 billion. The probability of a default rate exceeding 9 percent is highly remote.

Bonds

Based on Colorado statute the State is liable for defaults on Colorado school district bonds and notes. The bonds and notes outstanding total approximately $9.2 billion. Of the total outstanding, approximately $599.4 million is insured. It is believed that defaults are highly unlikely.

Taxpayer Bill of Rights (TABOR) Compliance

TABOR is a constitutional measure that limits the State's annual growth of State revenues or spending to the sum of the annual inflation rate and the annual percentage change in the State's population.

Two separate lawsuits have been filed challenging the constitutionality of specific fees assessed by the State for certain public services. The plaintiffs allege that the State is not compliant with TABOR and consequently the fees are unconstitutional. One of the entities does not expressly seek a refund of alleged unconstitutionally collected fees, but does request declaratory and injunctive relief. It is estimated that the State's exposure on this claim is $20 million. In a separate case the plaintiff is seeking in excess of $5.59 billion in damages through Fiscal Year 2019, plus 10 percent interest from Fiscal Year 2011 to present. The likelihood for an unfavorable outcome in both cases is uncertain.

APPENDIX D

ADDITIONAL INFORMATION ABOUT THE COMMONWEALTH OF KENTUCKY AND KENTUCKY OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Kentucky ("Kentucky" or the "Commonwealth"). The sources of payment for Kentucky municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including the Commonwealth of Kentucky Quarterly Economic & Revenue Report Third Quarter Fiscal Year 2019, and other reports prepared by state government and budget officials and statements of issuers of Kentucky municipal obligations, as available on the date of this Statement of Additional Information. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund is not responsible for information contained in such reports and has not independently verified the accuracy, completeness or timeliness of information contained in such reports.  Such information is included herein without the express authority of any Kentucky issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.

General

The Commonwealth of Kentucky, nicknamed the Bluegrass State, was the first state west of the Alleghenies to be settled by pioneers. Kentucky is bounded by the Ohio River to the north and the Mississippi River to the west, and is bordered by the States of Illinois, Indiana, Ohio, West Virginia, Tennessee, Missouri and the Commonwealth of Virginia.

The Kentucky economy has become a diversified, modern, international economy -- illustrated by the fact that Kentucky's international exports reached an all-time high for a fourth consecutive year with $31.76 billion in goods and services shipped abroad from the Commonwealth in 2018, and recessionary employment declines in these sectors were more muted in Kentucky than the national equivalent. The Commonwealth's parks, horse breeding and racing industry, symbolized by the Kentucky Derby, play an important role in branding and expanding the tourism industry in the Commonwealth.

As indicated in the Commonwealth of Kentucky Quarterly Economic & Revenue Report Third Quarter Fiscal Year 2019, Kentucky personal income grew by 4.5 percent in the third quarter of FY19.  Recent growth has improved relative to the average for the last decade. Adjacent-quarter growth for the last four quarters is 1.1, 0.6, 1.4, and 1.3 percent, respectively. Average adjacent-quarter growth since the end of the 2007 recession has been 0.8 percent. Recent growth has even been better than the average growth during the expansion period following the 2001 recession. Average adjacent-quarter growth was 1.1 percent during the expansion period following the 2001 recession.

Kentucky wages and salaries income grew by 4.1 percent in the third quarter of FY19. This is the 12th consecutive quarter of growth for wages and salaries income. Wages and salaries income is typically a cyclical series, and therefore moves in synchronicity with real GDP. It is rare for wages and salaries to decline during an expansion period. Wages and salaries income has declined on three separate occasions since the end of the 2007 recession; once in the third quarter of FY10, once in the second quarter of FY12, and once in the third quarter of FY16. Average adjacent-quarter growth since the end of the recession has been modest at 0.8 percent. Adjacent-quarter growth in the third quarter of FY19 is 1.1 percent. Kentucky wages and salaries income made up 49.6 percent of Kentucky personal income in the third quarter of FY19.

Kentucky non-farm employment grew by 1.1 percent in the third quarter of FY19. Mining employment was the fastest growing employment sector, growing 9.8 percent in the third quarter of FY19. Mining employment peaked in the third quarter of FY09 with 25,500 jobs statewide. Those jobs disappeared over the next decade down to 9,600 statewide by the third quarter of FY18. Only in the last four quarters has mining employment showed any upward movements, albeit small movements.  The slowest growing employment sector was information employment, which declined by 1.3 percent in the third quarter.

Debt Structure

Kentucky's indebtedness is classified as either appropriation supported debt or non-appropriation supported debt. Appropriation supported debt carries the name of Kentucky and is either (i) a general obligation of Kentucky or (ii) a revenue obligation of one of its debt-issuing agencies, which is subject to state appropriation for all or a portion of the debt service on the bonds. General obligation bonds pledge the full faith, credit and taxing power of Kentucky for the repayment of the debt. The Kentucky Constitution requires voter approval by general referendum prior to the issuance of general obligation bonds in amounts exceeding $500,000. Kentucky has not issued general obligation bonds since 1966 and has no general obligation bonds outstanding.

Project revenue notes and bonds are issued by various debt issuing authorities of Kentucky. The revenues produced by the projects funded by the debt are pledged as security for repayment of the debt. Project revenue debt is not a direct obligation of Kentucky. Project revenues are, in some cases, derived partially or solely from biennial appropriations of the Kentucky General Assembly. In other cases, the direct revenues generated from the funded project constitute the only source of payment.

Non-appropriation or moral obligation debt carries the name of Kentucky for the benefit and convenience of other entities or agencies within Kentucky. The bonds are special obligations of the issuer, secured and payable solely from the sources pledged for the payment thereof and do not constitute a debt, liability, obligation or a pledge of the faith and credit or taxing powers of Kentucky. The Kentucky General Assembly does not intend to appropriate any funds to fulfill the financial obligations represented by these types of bonds.

The payment of debt service by the state universities is enhanced by the requirement that, in the event of a default, the Secretary of the Kentucky Finance Cabinet must intercept any funds appropriated to the university but not yet disbursed and must use those funds to remedy the default.

Because the Kentucky Constitution requires the vote of a majority of the state's electorate to approve the issuance of state general obligation indebtedness and until 1998 required the vote of two-thirds of a municipality's electorate to approve the issuance of general obligation indebtedness by any city, county, or other municipality within the state, most Kentucky state and local government indebtedness had been issued not as general obligation indebtedness but as either debt payable only from revenues produced by the particular project or as indebtedness subject to biennial, in the case of the state, or annual, in the case of a local government, legislative appropriation for the payment of debt service. Such appropriation- backed indebtedness is customarily issued in the form of lease revenue bonds by a public authority or public holding company which uses the proceeds of the bonds to finance the particular public project and leases the project to the state or local government pursuant to a lease renewable each fiscal biennium (in the case of the state) or each fiscal year (in the case of a local government). Failure of the lessee government to renew the lease would terminate the lessee's obligation to make further rental payments and would leave the bondholders with recourse only against the property which was subject to the lease and any other security pledged for the payment of the bonds. An amendment to the state constitution approved by the electorate in 1994 authorized the Kentucky General Assembly to enact legislation permitting local governments (exclusive of school districts) to issue general obligation indebtedness without voter approval but subject to prescribed limitations on the maximum amount of indebtedness that may be incurred based on the assessed value of the taxable property within the municipality and such additional limitations and conditions as may be prescribed by statute. The Kentucky General Assembly enacted such enabling legislation in 1996 and the Kentucky courts issued a final judgment in 1998 upholding the validity of the constitutional amendment. Beginning in 1998, local governments (exclusive of school districts) in Kentucky began to issue general obligation indebtedness under the authority of the constitutional amendment and the enabling legislation, in addition to or instead of lease revenue bonds.

Neither Kentucky nor any of its agencies has ever defaulted in the payment of principal or interest on general obligation indebtedness or project revenue obligations.

Budgetary Process in the Commonwealth

General. The General Assembly is required by the Kentucky Constitution to adopt measures providing for the state's revenues and appropriations for each fiscal year. The Governor is required by law to submit a biennial State Budget (the "State Budget") to the General Assembly during the legislative session held in each even numbered year. State Budgets have generally been adopted by the General Assembly during those legislative sessions, which end in mid-April, to be effective upon the Governor's signature for appropriations commencing for a two year period beginning the following July 1.

In the absence of a legislatively enacted budget, the Supreme Court has ruled that the Governor has no authority to spend money from the state treasury except where there is a statutory, constitutional or federal mandate and the Commonwealth may be prevented from expending funds for certain state governmental functions, including the ability to pay principal of, premium, if any, and interest, when due, on obligations that are subject to appropriation.

Fiscal Year 2018

The Commonwealth's combined net position (governmental and business-type activities) totaled ($16.8) billion at the end of fiscal year 2018, as compared to ($15.8) billion at the end of the previous year.

The largest portion of the Commonwealth's net position, $24 billion, is net investment in capital assets (e.g. land, infrastructures, buildings and improvements and machinery and equipment), minus any related debt, which is still outstanding and used to acquire those assets. The Commonwealth uses these capital assets to provide services to its citizens; therefore, these assets are not available for future spending. The second largest portion of the Commonwealth's net position, totaling $1.9 billion, is restricted and represents resources that are subject to either external restrictions or legislative restrictions on how they may be used. The remaining balance is unrestricted net position. The unrestricted net position, if they have a positive value, could be used at the Commonwealth's discretion. However, the unrestricted balance is ($42.4) billion; therefore, funds are not available for discretionary purposes. A contributing factor to the negative balance is that liabilities are recognized on the government-wide statement of net position when the obligation is incurred. Accordingly, the Commonwealth recognizes long-term liabilities (such as general bonded debt, compensated absences, unfunded employer pension cost, and contingent liabilities-shown in Note 16 to the financial statements) on the statement of net position.

The Commonwealth received program revenues of $15.1 billion and general revenues (including transfers) of $12.8 billion for total revenues of $27.8 billion during fiscal year 2018. Expenses for the Commonwealth during fiscal year 2018 were $29.2 billion, which resulted in a total decrease of the Commonwealth's net position in the amount of $1.4 billion, net of contributions, transfers and special items.

The change in net position resulted in a decrease from the previous year. The decrease in net position of governmental activities was $1.6 billion. Approximately 48.1 percent of the governmental activities' total revenue came from taxes, while 40.1 percent resulted from grants and contributions (including federal aid). Overall, program revenues were insufficient to cover program expenses for governmental activities. Therefore, the net program expenses of these governmental activities were supported by general revenues, mainly taxes.

At June 30, 2018, the Commonwealth's governmental funds reported combined ending fund balances of $2.4 billion, a net increase of $325.5 million in comparison with the prior year. $112 million is non-spendable and is comprised of inventories, notes receivables, cash with fiscal agents, and restricted cash that must remain intact.  The $2.2 billion is restricted for certain purposes and is not available to fund current operations. The $84 million is considered unrestricted (committed, assigned, or unassigned). When the unrestricted balance is positive it is available for spending either at the government's discretion or upon legislative approval.

The General Fund balance at June 30, 2018, was negative $59 million. The balance reported reflects a decrease of $65.9 million from the previously reported amount. The major factor for the decrease in fund balance was increased spending in Medicaid and criminal justice although spending in other areas decreased.

The General Fund balance is segregated into non-spendable and spendable amounts with the spendable amounts further segregated as restricted, committed, assigned, and unassigned. Inventory of $5.8 million represents the non-spendable amount.

The major special revenue funds experienced normal cyclical changes in revenues and expenditures. The revenues increased by $209 million from the previous year, a change of 1.5 percent. Expenditures increased by $247.5 million from the previous year, a change of 1.8 percent. The Transportation Fund experienced a slight increase in revenues and a small decrease in expenditures, resulting in an increase in fund balance of $72.8 million.

The Commonwealth's bonded debt increased by $42 million to $6.7 billion, a 1.0% increase during the current fiscal year. The major factors in this increase is the issuance of new debt to advance refund debt outstanding to reduce future interest cost and the issuance of new debt to fund new projects authorized during fiscal year 2018. No general obligation bonds were authorized or outstanding at June 30, 2018.

Fiscal Year 2019 (Unaudited)

As reported by the Office of the State Budget Director on April 10, 2019, the March 2019 General Fund receipts climbed 10.7 percent compared to the same month of the previous Fiscal Year. Total revenues for the month were $820.1 million, compared to $740.6 million collected in March 2018, an increase of $79.5 million. The official General Fund revenue estimate for Fiscal Year 2019 calls for revenue to grow 3.3 percent compared to Fiscal Year 2018 actual receipts. Based on March's receipts, General Fund revenues must increase 1.7 percent for the remainder of the fiscal year to meet the official estimate. Compared to last year, Road Fund receipts fell 11.7 percent in March 2019 to $120.1 million. The official Road Fund revenue estimate calls for revenues to decline 0.3 percent for the fiscal year.  Based on year-to-date tax collections, revenues can fall 9.0 percent for the remainder of the fiscal year to hit the official forecast.

Consensus Forecasting Group; Official Revenue Forecasts

The Consensus Forecasting Group ("CFG"), in conjunction with the Office of the State Budget Director ("OSBD"), is statutorily charged with the responsibility of developing budget planning reports, preliminary revenue estimates, and official revenue estimates for each branch of government and the General and Road funds, pursuant to KRS 48.120 and KRS 48.115. The CFG is staffed by the Legislative Research Commission ("LRC") but receives econometric and modeling support from the Governor's Office for Economic Analysis, an organizational unit of the OSBD. Members of the CFG are jointly selected by the State Budget Director and the LRC.

Subject to modification by the General Assembly, appropriations made in the branch budget bills enacted for each branch of government shall be based upon the official revenue estimates presented to the General Assembly by the OSBD in conjunction with the CFG. The enacted estimates shall become the official revenue estimates of the Commonwealth upon the branch budget bills becoming law, and shall remain the official revenue estimates of the Commonwealth until revised by the CFG, as provided in KRS 48.115(2).

The 2019 Regular Session of the General Assembly delivered to the Governor on March 14, 2019 House Bill 354, an Act relating to taxation. The Governor signed the bill on March 26, 2019. The bill, referred to as the "Tax Clean Up Bill", will have an estimated negative $21.9 million impact on the General Fund revenues of the Commonwealth in FY 20 and a $106.6 million negative impact in FY21. On March 28, 2019, House Bill 458 was delivered to the Governor. This bill, referred to as the "Clean Up to the Clean Up Bill", will have an additional $3.6 million negative impact in FY21. However, changes if any to the officially enacted revenue estimates of the CFG will not take place until December 2019.

The actual Phase 1 Tobacco Master Settlement Agreement payments for Fiscal Year 2018 were $102.6 million. The CFG official revenue estimate as adopted for the Phase 1 Tobacco Master Settlement Agreement payments is $119.5 million in Fiscal Year 2019 and $118.1 million in Fiscal Year 2020.

Investment Policy

The Commonwealth's investments are governed by KRS 42.500 et seq. and KAR Title 200 Chapter 14. The State Investment Commission ("SIC"), comprised of the Governor, the Treasurer, Secretary of the Finance and Administration Cabinet and two gubernatorial appointees from the Kentucky Banker's Association and Bluegrass Community Bankers Association, is charged with the oversight of the Commonwealth's investment activities. The Commission is required to meet at least quarterly, and delegates day-to-day investment management to the Office of Financial Management.

On March 31, 2019, the Commonwealth's operating portfolio was approximately $3.920 billion in cash and securities. The composition of investments was as follows: U.S. Treasury securities (44.8%); securities issued by agencies and instrumentalities of the United States Government (11.6%); mortgage-backed securities and collateralized mortgage obligations (7.2%); repurchase agreements collateralized by the aforementioned (13.7%); municipal securities (0.0%); and corporate and asset-backed securities, including money market securities (22.7%). The portfolio had a current yield of 2.35% and an effective duration of 0.58 years.

The Commonwealth's investments are currently categorized into three investment pools; the Short Term, Limited Term, and the Intermediate Term Pools. The purpose of these pools is to provide economies of scale that enhance yield, ease administration and increase accountability and control. The Short Term

Pool consists primarily of the General Fund and related accounts. The Limited Term Pool is a money market like pool which focuses on principal protection for certain agency funds. The Intermediate Term Pool represents a combination of Agency Fund investments, state held component unit funds, fiduciary funds held for the benefit of others, and also bond proceeds for capital construction projects, held until spent for their intended purpose. Bond proceeds were previously invested separately until July 2010 when they were added into the Intermediate Term Pool to provide additional economies of scale. The Commonwealth engages in selective derivative transactions. These transactions are entered into only with an abundance of caution and for specific hedge applications to minimize yield volatility in the portfolio. The SIC expressly prohibits the use of margin or other leveraging techniques. The Commonwealth executes a variety of transactions which may be considered derivative transactions, which include: the securities lending program, over the counter treasury options, interest rate swaps, mortgage—backed securities, collateralized mortgage obligations and asset—backed securities.

The Commonwealth has had a securities lending program since the mid-1980s. The Commonwealth is able to enter into either a principal relationship or an agent relationship. In a principal relationship the Commonwealth reverses its treasury and agency securities in exchange for 102 percent of "Eligible Collateral," marked to market daily. "Eligible Collateral" is defined as securities authorized for purchase pursuant to KRS 42.500. In an agent program the agent, Deutsche Bank, lends the Commonwealth's treasuries and agencies, takes the cash received from the loan and invests it in Eligible Collateral authorized for purchase pursuant to KRS 42.500. The income generated by these transactions is split between the agent and the Commonwealth.

KAR Title 200 Chapter 14 provides, among other things that: corporate securities, inclusive of Commercial Paper, Banker's Acceptances and Certificates of Deposit are limited to $25 million per issuer and a stated final maturity of five years or less. Money market securities rated Al P1 or higher are limited to 20 percent of the investment pools. Asset-Backed Securities ("ABS") are limited to 20 percent of the investment pools. Mortgage-Backed Securities ("MBS") and Collateralized Mortgage Obligations ("CMO") are also limited to a maximum of 25 percent of the investment pools. ABS, MBS and CMO must have a weighted average life of four years or less at time of purchase. Changes have been proposed for these regulations which generally would tighten the securities eligible for purchase while allowing a larger position in certain of those security types.

Economic Conditions and Outlook

National Economy

The national outlook over the next three fiscal quarters calls for robust GDP growth, continued solid employment gains, and a continued reduction in unemployment rates. Real GDP growth is expected to be 3.1 percent over the next three fiscal quarters. This is the best growth since the second half of Fiscal Year 15. The overall unemployment rate is expected to continue to fall, reaching an average of 3.6 percent over the next three fiscal quarters. The continued ratcheting up of trade tensions bring increased levels of risk to the current, underlying forecast. A shifting global supply landscape may temporarily add to GDP, as exports increase in anticipation of retaliatory tariffs, but the long-term economic impact will be negative. The current forecast was prepared before the implementation of 25 percent tariffs on approximately $36 billion in Chinese exports and the retaliation by the Chinese with 25 percent tariffs of their own on US exports. Thus far, the tit-for-tat tariffs have targeted intermediate production inputs. However, the Trump administration has threatened broad, significant tariffs on automobiles and other consumer items that would likely lead to significant cost pressures and decreased consumer demand.

The Federal Open Market Committee (FOMC), as expected, raised the federal funds rate by 25 basis points at their June meeting. In addition to raising the benchmark interest rate, the FOMC signaled that the committee is considering increasing the pace at which increases to the federal funds rate could occur at future meetings. Rates will be increased at both of the remaining meetings in calendar 2018. Given the forecast for strong consumer demand, increased real GDP growth, tight labor markets, and increases in personal consumption expenditure price indexes, the FOMC will likely continue to raise interest rates until the target funds rate reaches 3.5 percent in calendar 2020. As a result, the Treasury yield curve will continue to flatten, as short- and intermediate-term rates rise by more than long-term rates.

Kentucky Economy

The solid underlying national economic conditions, which are causing the positive Kentucky outlook, will persist well into the new fiscal year. Personal income of Kentuckians is expected to grow at a solid rate of 4.9 percent over the next three quarters. This strong growth is expected to outperform the excellent national personal income growth of 4.6 percent. In accord with the upward projection of personal income, wages and salaries are estimated to grow 5.1 percent over the forecast horizon.

Increases in both hourly and average weekly earnings, as well as acceleration in employment growth, suggests strengthening in the labor market. While the average Kentuckian will bode well from the strengthened labor market, it should be noted the gap in wages between workers in urban counties compared to those in rural counties will continue to pose a challenge to economic expansion across the Commonwealth. The Quarterly Census of Employment and Wages data published by the Bureau of Labor Statistics identifies significant disparities between the average hourly wages earned across counties within the Commonwealth. The Golden Triangle continues to be the region associated with vigorous population and economic growth; such proliferation does not commonly transpire in rural counties.

Non-farm employment is forecasted to rise by an additional 30,500 jobs over the next three quarters, reflecting growth in nine of the 11 supersector groups. Construction and manufacturing are the bright spots in Kentucky's employment outlook, with expected growth of 5.1 percent and 3.0 percent, respectfully. The two supersectors are expected to gain a combined 11,300 jobs over the forecast horizon. The demand for new construction is a leading economic driver for the recent growth in the goods-producing sector.

The surge in construction employment is multifaceted in nature. Residential housing demand has increased. Following years of high housing inventory, housing inventories are now very low. As a result, construction employment is improving. Unabated popularity in Kentucky's bourbon industry resulted in a spike in distillery growth. This is another source of the increased construction demand. Hotel construction has also increased as more visitors come for the expanding bourbon industry. In addition to tourism development initiatives, economic development initiatives have resulted in record-breaking investments in manufacturing, distribution and export growth in fiscal year 18, building a sturdy platform for Kentucky's employment industries entering fiscal year 19. Investments from Amazon, Braidy Industries, and Toyota Motor Manufacturing of Kentucky will continue to improve the business climate of the Commonwealth's future, as well as pave the way for future economic development.

In its entirety, the service-providing sector is anticipated to enter fiscal year 19 with weak growth of 1.4 percent. The business services group is expected to be the momentum within the service-providing sector, increasing by an estimated 7,500 jobs. Trailing close behind, the leisure and hospitality supersector is forecasted to expand its employment count by 4,200 positions.

While the uptick in Kentucky employment represents a positive trend overall, red flags exist regarding the quality of jobs that are available and will continue to be obtainable into the forecasted quarters.

Speculation remains that low-wage jobs will persist having the swiftest rate of growth, while middle-wage employment is expected to continue its decline due to the mismatch between positions available and the skill level of the unemployed. Outside of earnings, hours that employer's offer may miss the mark for those part time workers wishing to achieve fulltime status. Leisure and hospitality services employment is expected to perform well over the next three quarters, gaining 4,200 jobs. Non-farm employment in Kentucky is expected to fare well in the months to come despite some obstacles in a couple supersectors.

Long-Term Financial Planning

Debt financing of the Commonwealth is classified as either appropriation supported debt or non-appropriation supported debt. Appropriation supported debt carries the name of the Commonwealth and is either a general obligation of the state or a lease revenue obligation of an issuing agency created by the Kentucky General Assembly to finance various projects subject to state appropriation for all or a portion of the debt service on the bonds. Non-appropriation or moral obligation debt carries the name of the Commonwealth for the benefit and convenience of other entities within the state. This type of indebtedness is a special obligation of the issuer, secured and payable solely from the sources pledged for the payment thereof and does not constitute a debt, liability, obligation, or pledge of the faith and credit of the Commonwealth.

Major Initiatives

Fiscal year 2018 was the final fiscal year of the Commonwealth's 2016-18 biennial budget period. The Commonwealth of Kentucky is one of three states that enact a biennial budget in an even-numbered year; meaning that the fiscal year 2017 and 2018 budgets were enacted in the 2016 Regular Session of the Kentucky General Assembly. General Fund revenue exceeded the officially revised estimate by 1.1 percent, or $119.8 million, in fiscal year 2018. With a combination of other lapses and uses the Commonwealth of Kentucky ended fiscal year 2018 with a General Fund surplus of $15.8 million which was reserved for Necessary Government Expenses in fiscal year 2018-2019. Road Fund revenues also exceeded the official revenue estimate by .5 percent, or $7.7 million. The combination of excess revenues and other spending lapses resulted in a Road Fund surplus of $19.6 million, which will be appropriated to the State Road Construction Account to support projects in the 2018-2020 Biennial Highway Construction Program. In fiscal year 2018, General Fund spending increased by 1.4% and Road Fund spending increased by 1.5%.

The General Fund spending growth was focused in Medicaid (80% of spending growth) and criminal justice (8% of spending growth). Outside of those areas, spending in most other areas declined for the tenth consecutive fiscal year. Some areas of the government have incurred up to 53.1 percent in General Fund budget reductions since fiscal year 2008. The Road Fund spending growth was result of increased spending for programs including County Road Aid, Rural Secondary Aid, Municipal Road Aid, and Energy Recovery Road.

Fiscal year 2018 marked the fourth year since 2014 when significant changes were made to pension benefits provided by the Kentucky Employees Retirement System. The actuarially defined contribution for state employees was fully funded. 98% of the actuarially defined contribution for the Teachers' Retirement System was funded.

In spite of the additional funding provided in fiscal year 2018, the overall status of the pension plans has continued to deteriorate. To address this crisis, in fiscal year 2017, the Commonwealth began consideration of additional pension reforms. The consultants completed their Pension Performance and Best Practices Analysis in August 2017. During the late summer and early fall of 2017, the Administration and the Legislature considered various proposals that would improve the status and affordability of the plans.

The result was the controversial 2018 Senate Bill 151 which included future improvements to the funding formulas and benefit modifications that affect primarily future employees. That bill was challenged in court and is currently pending before the Kentucky Supreme Court.

In an effort to control costs in fiscal year 2018, the Commonwealth continued the managed care arrangements in the Medicaid program. The increases in Medicaid costs, increased funding for criminal justice, and increased pension funding required significant spending reductions in other areas of government. To further address the Medicaid cost issues, the Commonwealth initiated a process to obtain federal approval of modifications of selected federally mandated components of Medicaid. The modification requests are focused on benefits for the recently expanded Medicaid population, that is, those with income between 100% and 138% of the federally defined poverty level. Those changes were challenged and a decision is currently pending in Federal court. The Commonwealth also continued efforts to achieve savings in the financial arrangements with managed care service providers.

Other policy initiatives initiated during fiscal year 2018 included reduced spending in many areas of government, continued implementation of $100 million workforce development grants for capital projects, increased funding for student education assistance, continuation of the "Cut the Red Tape" regulatory reform initiative, implementation of the legislation adopting the recommendations of the Kentucky Council on Criminal Justice Reform, passing legislation that further clarifies the rules for the Commonwealth to enter into financial arrangements with private businesses (Public Private Partnerships), and implementing performance funding requirements for the Commonwealths nine Postsecondary institutions.

The Commonwealth's capital program for the 2016-2018 biennial period included $1.25 billion in bond-funded projects. That amount is about the average for the previous eight biennial budgets. Capital expenditures during fiscal year 2018 were about $953 million from all fund sources, up from $772 million in the previous fiscal year. Those figures exclude capital expenditures on roads and bridges that are separate from the capital budget. About half of the $1.25 billion of new debt authorized in the 2016-2018 biennial period is General Fund supported, and the rest is Agency Fund supported. The Commonwealth's public postsecondary institutions share of newly authorized debt was approximately 50%, consisting entirely of agency fund supported bonds. State support of local K-12 school construction projects and a pool of funds to finance capital investments in education and workforce training facilities across the state made up 68 percent of the General Fund supported bond projects. About 14 percent of the General Fund supported bond projects focused on deferred maintenance and renovation projects for various Executive Branch agencies.

Financial Highlights- Primary Government

Government-Wide Highlights

The liabilities and deferred inflows of the Commonwealth's governmental activities exceeded its assets and deferred outflows at fiscal year ending June 30, 2018, by $17.7 billion, a decrease in net position of $1.6 billion related to current year activity. Assets of the Commonwealth's business-type activities exceeded liabilities by $845.8 million, an increase in net position of $148.9 million related to current year activity. Total net position decreased by $1.4 billion to ($16.8) billion.

The assets of component units exceeded liabilities at fiscal year ending June 30, 2018, by $9.2 billion, a decrease of $19 million related to current year activity.

This negative net position of the governmental activities increased in fiscal year 2018 when the Commonwealth adopted Governmental Accounting Standards Board (GASB) Statement No. 75 Accounting and Financial Reporting for Postemployment Benefits other than Pensions. The provisions of this statement require the Commonwealth, as a participating employer in the Kentucky Employees Retirement System, the State Police Retirement System, the Teachers Retirement System, the Judicial Retirement Plan and the Legislators' Retirement Plan (the Plans), to reflect in the Statement of Net Position its proportionate share of the net OPEB liability of the Plans. The adoption of this pronouncement resulted in a decrease of $395 million in the Commonwealth's beginning net position on the 2018 Financial Statements.

Fund Highlights

As of the close of fiscal year 2018, the Commonwealth's governmental funds reported combined ending fund balances of $2.4 billion, a net increase of $326 million in comparison with the prior year. Approximately 91.8 percent or $2.2 billion of the ending fund balance is restricted. There is unrestricted (committed, assigned, or unassigned) fund balance of $84.4 million available for spending either at the government's discretion or upon legislative approval.

Enterprise funds reported net position of $845.8 million, of which $963 million was restricted or invested in capital assets and the balance of ($116.9) million was unrestricted.

Long-Term Debt

The Commonwealth's total long-term debt obligations (bonds and notes payable) decreased by $141 million to $7.6 billion during the current fiscal year.

Government-Wide Financial Analysis

Net Position

Net position may serve as a useful indicator of a government's financial position. The Commonwealth's combined net position (governmental and business-type activities) totaled ($16.8) billion at the end of fiscal year 2018, as compared to ($15.8) billion at the end of the previous year.

The largest portion of the Commonwealth's net position, $24 billion, is net investment in capital assets (e.g. land, infrastructures, buildings and improvements and machinery and equipment), minus any related debt, which is still outstanding and used to acquire those assets. The Commonwealth uses these capital assets to provide services to its citizens; therefore, these assets are not available for future spending.

The second largest portion of the Commonwealth's net position, totaling $1.9 billion, is restricted and represents resources that are subject to either external restrictions or legislative restrictions on how they may be used. The remaining balance is unrestricted net position. The unrestricted net position, if they have a positive value, could be used at the Commonwealth's discretion. However, the unrestricted balance is ($42.4) billion; therefore, funds are not available for discretionary purposes. A contributing factor to the negative balance is that liabilities are recognized on the government-wide statement of net position when the obligation is incurred. Accordingly, the Commonwealth recognizes long-term liabilities (such as general bonded debt, compensated absences, unfunded employer pension cost, and contingent liabilities) on the statement of net position.

Changes in Net Position

The revenues and expenses information was derived from the government-wide Statement of Activities and reflects how the Commonwealth's net position changed during fiscal year 2018. The Commonwealth received program revenues of $15.1 billion and general revenues (including transfers) of

$12.8 billion for total revenues of $27.8 billion during fiscal year 2018. Expenses for the Commonwealth during fiscal year 2018 were $29.2 billion, which resulted in a total decrease of the Commonwealth's net position in the amount of $1.4 billion, net of contributions, transfers and special items.

 Governmental Activities

During the fiscal year, the change in net position resulted in a decrease from the previous year. The decrease in net position of governmental activities was $1.6 billion. Approximately 48.1 percent of the governmental activities' total revenue came from taxes, while 40.1 percent resulted from grants and contributions (including federal aid). Overall, program revenues were insufficient to cover program expenses for governmental activities. Therefore, the net program expenses of these governmental activities were supported by general revenues, mainly taxes.

Business-Type Activities

The business-type activities increased the Commonwealth's net position by $148.9 million. Program revenues generated by the operations of the State Parks and the Kentucky Horse Park were not sufficient to cover program expenses. General revenues were needed to support expenses of these programs. Program revenues generated by the operations of the Kentucky Public Employees Health Plan, Insurance Administration and Unemployment Compensation were sufficient to cover program expenses.

Agency Funds

During the fiscal year, the Commonwealth of Kentucky transferred the assets and liabilities of the Coal Workers' Pneumoconiosis Fund (CWPF) through a loss portfolio transfer agreement to the Kentucky Employers' Mutual Insurance (KEMI) Authority, which is a nonprofit, independent, self-supporting mutual corporation and political subdivision of the Commonwealth. As a result, the CWPF is no longer categorized as an enterprise fund and is now presented as an agency fund

Overall Analysis

Financial highlights for the State as a whole during fiscal year ended June 30, 2018, include the following:

•
The liabilities of the State's governmental activities exceed assets (net position) at the close of the fiscal year. Liabilities exceeded assets by $17.7 billion and the State's business-type activities now have assets that exceed liabilities (net position) by $845.8 million.

•
The State's total net position decreased during the year by $1.4 billion. Net position of governmental activities decreased by $1.6 billion, while net position of business-type activities increased by $148.9 million.

•	The net position of the governmental activities continues to be a negative because of the implementation of GASB 68 and 71 in 2015, and this year GASB 75.

Financial Analysis of the Commonwealth's Individual Funds

At June 30, 2018, the Commonwealth's governmental funds reported combined ending fund balances of $2.4 billion, a net increase of $325.5 million in comparison with the prior year. $112 million is non-spendable and is comprised of inventories, notes receivables, cash with fiscal agents, and restricted cash that must remain intact. The $2.2 billion is restricted for certain purposes and is not available to fund current operations. The $84 million is considered unrestricted (committed, assigned, or unassigned). When the unrestricted balance is positive it is available for spending either at the government's discretion or upon legislative approval.

General Fund

The General Fund is the primary operating fund of the Commonwealth. The fund balance at June 30, 2018, was negative $59 million. The balance reported reflects a decrease of $65.9 million from the previously reported amount. The major factor for the decrease in fund balance was increased spending in Medicaid and criminal justice although spending in other areas decreased.

The fund balance is segregated into non-spendable and spendable amounts with the spendable amounts further segregated as restricted, committed, assigned, and unassigned. Inventory of $5.8 million represents the non-spendable amount.

Major Special Revenue Funds

The major special revenue funds experienced normal cyclical changes in revenues and expenditures. The revenues increased by $209 million from the previous year, a change of 1.5 percent. Expenditures increased by $247.5 million from the previous year, a change of 1.8 percent. The Transportation Fund experienced a slight increase in revenues and a small decrease in expenditures, resulting in an increase in fund balance of $72.8 million.

Proprietary Funds - The Commonwealth's proprietary funds reported net position of $730 million, which included $845.8 million in the enterprise funds and ($115.5) million in the internal service funds. This is a total increase in net position of $106 million from the previous year. This change in net position involved mainly from one fund, the Unemployment Compensation Fund which had an increase of $126 million for the 2018 fiscal year. This change is not unusual because it is consistent with changes in net positions from previous years.

General Fund Budgetary Highlights

During the year the official revenue forecast for the General Fund was decreased. The General Fund revenues, for the year, were more than the final budgetary estimates by approximately $108 million. Actual expenditures for the year were approximately $135 million less than the final budgeted amount.

Capital Asset and Debt Administration

Capital Assets - The Commonwealth's investment in capital assets for its governmental and business-type activities as of June 30, 2018, amounts to $26.8 billion, with accumulated depreciation of $1.5 billion, leaving a net book value of $25.3 billion. This investment in capital assets includes land, improvements, buildings, equipment, and construction in progress, infrastructure and intangibles. Infrastructure assets are normally immovable and of value only to the Commonwealth, such as roads, bridges, streets and sidewalks, drainage systems, lighting systems, and similar items.

The total increase in the Commonwealth's investment in capital assets for the current fiscal year was about 1.3 percent in terms of net book value. However, actual expenditures to purchase or construct capital assets were $1 billion for the year. Most of this amount was used to construct or reconstruct roads and bridges. Depreciation charges for the year totaled $111.8 million.

Infrastructure Assets – The Commonwealth has elected to utilize the "Modified Approach" as it relates to guidelines set forth in the GASB (Government Accounting Standards Board) Statement Number 34. Under this alternative method the Commonwealth expenses certain maintenance and preservation costs and does not report depreciation expense. Assets accounted for under the modified approach include nearly 63,836 lane miles of roads and approximately 9,027 bridges that the Commonwealth has responsibility for maintaining.

•	There have been no significant changes in the condition level of infrastructure assets.

•	The asset condition level established by the Commonwealth has approximately been met and exceeded for the past nine years.

Debt Administration - The Office of Financial Management as established in KRS 42.4201, is responsible for the oversight of the Commonwealth's debt. The Office develops a long-term debt plan including criteria for the issuance of debt and an evaluation of the total state debt to be incurred. Debt is issued through the State Property and Buildings Commission and the Kentucky Asset/Liability Commission.

The Commonwealth of Kentucky's bonded debt increased by $42 million to $6.7 billion, a 1.0% increase during the current fiscal year. The major factors in this increase is the issuance of new debt to advance refund debt outstanding to reduce future interest cost and the issuance of new debt to fund new projects authorized during fiscal year 2018. No general obligation bonds were authorized or outstanding at June 30, 2018.

During the fiscal year, there were changes in credit ratings provided by Moody's Investors Service and Standard & Poor's Rating Services. On July 20, 2017, Moody's downgraded the Turnpike Authority of Kentucky's Road Fund appropriation-supported obligations to "Aa3" from "Aa2". Moody's also downgraded the Commonwealth's issuer credit rating to "Aa3" from "Aa2" and its rating on the Commonwealth's appropriation debt to "A1" from "Aa3". At the same time, Moody's lowered its rating on debt backed by the Commonwealth state intercept programs for schools and universities to "A1" from "Aa3". The outlook on all ratings is stable. On May 18, 2018, Standard & Poor's downgraded the Commonwealth's issuer credit rating to "A" from "A+" and its rating on the Commonwealth's appropriation debt to "A-" from "A". At the same time, Standard & Poor's lowered its rating on debt backed by the Commonwealth state intercept programs for schools and universities to "A-" from "A" and on lease debt issued by various Kentucky county public properties corporations backed by appropriations from Administrative Office of the Courts to "BBB+" from "A-". The outlook on all ratings is stable.

Additional Information About the Kentucky Economy

General Fund receipts in the third quarter of FY19 totaled $2,604.1 million compared to $2,490.5 million in the third quarter of FY18, an increase of $113.6 million or 4.6 percent. As a result of the 2018 legislation, HB 487, there has been healthy growth in the sales tax and cigarette taxes.

Road Fund revenue remained flat in the third quarter of FY19. Receipts totaled $370.0 million compared to the $370.1 million received in the third quarter of the last fiscal year. Through the first nine months of FY19, receipts have increased 2.9 percent.

Real gross domestic product increased by 2.8 percent in the third quarter of FY19. Real GDP growth has been at or above 2.8 percent growth for the last four quarters. US personal income grew by 4.2 percent in the third quarter of FY19. In contrast, Kentucky personal income grew slightly faster over the same fiscal quarter, posting a 4.5 percent rate of growth. US non-farm employment grew by 1.8 percent in the third quarter of FY19, led by mining and business services employment. Kentucky non-farm employment failed to keep pace with national employment growth. Growth in Kentucky was 1.1 percent, led by mining and educational services employment sectors.

Real GDP growth is expected to slow over the next three quarters. US employment growth is expected to moderate. The housing market is expected to provide some headwinds for some segments of the economy. Housing starts have been adjusted down to reflect this outlook.

The General Fund revenue outlook has been significantly impacted by the 2018 passage of HB 487. Most notably, consumption taxes (especially the sales tax and the cigarette tax) are projected to continue to increase while income-based taxes will fall. Individual income tax receipts are expected to decline by 2.1 percent during the fourth quarter of FY19 following a year-to-date decline of 2.3 percent.  House Bill 487 will reduce the individual income tax by a net $118.3 million for FY19. Sales and use tax receipts grew 8.4 percent during the first three quarters of FY19, primarily due to the base expansion elements of HB 487. House Bill 487 will increase the sales and use tax by a net $208.2 million for FY19. Another contributor to the growth in the sales tax has been the October 1, 2018 implementation of sales tax collections on internet sales, which was made possible by the U.S. Supreme Court's Way/air decision. Projected growth of 8.0 percent in the final quarter of FY19 should result in the sales and use tax account ending very close to the official estimate.

Motor fuels taxes grew 1.1 percent during the first three quarters of the fiscal year and are forecasted to increase 0.6 percent over the remainder of the year. Consumption remains strong despite the recent uptick in pump prices. Motor vehicle usage tax receipts also rose in the first three quarters of FY19, growing 3.2 percent. The motor vehicle usage tax account is expected to decline 0.6 percent during the final quarter due in large part to a decline in demand for vehicles.

Revenue Receipts – Third Quarter, 2019 Fiscal Year

General Fund.  General Fund receipts in the third quarter of FY19 totaled $2,604.1 million compared to $2,490.5 million in the third quarter of FY18, an increase of $113.6 million or 4.6 percent. Receipts have now grown 3.9 percent for the first nine months of FY19. Growth rates for the first three quarters of the fiscal year have been 4.5, 2.9 and 4.6 percent, respectively. The official General Fund revenue estimate for FY19 calls for growth of 3.3 percent compared to FY18 actual receipts. General Fund revenues must increase 1.7 percent for the remainder of the fiscal year to meet the official estimate.

Third quarter gains were primarily driven by sales and use and cigarette taxes. As a result of the 2018 legislation, HB 487, there has been healthy growth in the sales tax and cigarette taxes.

The individual income tax posted receipts of $1,005.2 million compared to last year's third quarter receipts of $1,027.7 million. The individual income tax has fallen consistently in the first three quarters of FY19 due to the HB 487 rate reduction. Year-to-date collections are down 2.3 percent. In FY18, the top corporate and individual income tax rates were decreased from 6.0 percent to 5.0 percent. The individual income tax experienced some growth in February and March due to improvements in the net refunds component. Net refunds are the sum of total refunds and total pay returns. Historically, February has always been the largest refund month. However, during the last two years, March has been the largest refund month. In December of 2017, the Tax Cuts and Jobs Act was passed. The federal government notified taxpayers that refund processing would not begin until mid to late February. As a consequence, many taxpayers did not file their federal returns until late February or March. This resulted in many taxpayers delaying the submission of their Kentucky returns also.

Refunds were down $36.6 million in February and another $25.3 million in March. Possible reasons for this behavior include simply timing or HB 487 effects which broadened the individual income tax base by removing many deductions that were available on returns filed in previous years. The result has been both lower refunds and more pay returns.

Total sales and use tax receipts for the quarter were $928.2 million compared to $859.9 million in the third quarter of FY18. The $68.3 million difference translates to an increase of 7.9 percent following a very strong holiday season of growth. Receipts have now grown 8.4 percent for the first nine months of FY19, right on par with the official projections. In FY18, the sales tax was expanded to include many services that were not previously subject to tax.

Property tax receipts were $7.2 million, or 5.3 percent, more than the third quarter of FY18. Collections of $143.5 million compare to $136.3 million received in the third quarter of FY18. Property tax collections have grown 4.0 percent through the first nine months of FY19, slightly ahead of the official estimate.

Corporation income tax receipts were $19.7 million compared to $37.8 million, received a year earlier. For the year, collections have decreased 1.5 percent.

The LLET registered a $19.9 million increase in the third quarter of FY19 when compared to the third quarter of FY18. Collections of $55.2 million compares to the $35.3 million received in the third quarter of FY18. The LLET receipts have fallen 5.5 percent thus far in FY19.

Coal severance tax receipts grew in the third quarter with receipts up 17.4 percent. Collections of $26.2 million compared to the FY18 third quarter total of $22.3 million. Tax receipts have declined 4.3 percent through the first nine months of the fiscal year.

Cigarette tax receipts were $34.3 million, 69.4 percent more than collected in the third quarter of FY18. Collections of $83.7 million compare to the $49.4 million received in the third quarter of FY18. Year-to-date cigarette tax receipts have grown 67.7 percent. The revenue increase combines the 83.3 percent increase in the cigarette tax from $0.60 per pack to $1.10 per HB 487 with slightly lower consumption.

Lottery dividends posted an increase of 2.5 percent, or $1.5 million, during the third quarter of FY19. Receipts totaled $61.0 million and compare to revenues of $59.5 million received a year earlier. Year-to-date collections are up 4.3 percent for the fiscal year.

The "Other" category, which represents the remaining accounts of the General Fund, increased 7.3 percent in the third quarter. Third quarter receipts for FY19 were $281.4 million and compare to $262.2 million in FY18.

Almost 75 percent of General Fund revenues were collected in the areas of the individual income and sales taxes. The next largest source of revenue was the "Other" account at 10.8 percent. The major components in this category include insurance premium, bank franchise, and telecommunications taxes.  Property tax accounted for 5.5 percent. Cigarette taxes accounted for 3.2 percent. The lottery accounted for 2.3 percent. The LLET accounted for 2.1 percent.  The coal severance tax accounted for 1.0 percent. The corporation income tax accounted for 0.8 percent.

Road Fund.  Road Fund revenue remained flat in the third quarter of FY19.  Receipts totaled
$370.0 million compared to the $370.1 million received in the third quarter of the last fiscal year. Through the first nine months of FY19, receipts have increased 2.9 percent. The official Road Fund revenue estimate calls for revenues to decline 0.3 percent for the fiscal year. Based on year-to-date tax collections, revenues can fall 9.0 percent for the remainder of FY19 and meet the estimate.

Motor fuels tax receipts decreased 0.6 percent during the third quarter of FY19.  Receipts were $179.7 million and compare to $180.8 million collected during the third quarter of last year. Through the first nine months of FY19, motor fuels grew 1.1 percent.

Motor vehicle usage tax receipts fell 1.5 percent, or $1.9 million, during the third quarter due to falling auto sales.  Receipts were $121.2 million compared to $123.1 million collected during the same period last year. Year-to-date collections are still up 3.2 percent.

Motor vehicle license tax receipts increased 0.8 percent during the third quarter of FY19. Receipts of $32.4 million compare to $32.2 million received during the third quarter of FY18.

Motor vehicle operators' license fees totaled $4.0 million, a 0.4 percent increase compared to the level observed a year ago.

Weight distance tax receipts of $21.0 million represent a 3.6 percent increase compared to receipts collected during the third quarter of FY18. The weight distance tax is a good proxy for goods in transit over Kentucky highways.

Income on investment receipts totaled $2.8 million, a $2.2 million increase compared to the level observed a year ago.

The remainder of the accounts in the Road Fund combined for a decrease of 4.6 percent. Receipts for the "Other" category totaled $8.9 million during the third quarter, compared to $9.3 million in the third quarter of FY18.

Motor fuels taxes and the motor vehicle usage tax accounted for 81.4 percent of Road Fund revenues in the third quarter. The next-largest sources of revenue were the motor vehicle license tax with 8.8 percent followed by weight distance with 5.7 percent. The "Other" category accounted for 2.4 percent, while motor vehicle operators' license fees accounted for 1.1 percent. Income on investment made up 0.8 percent of Road Fund receipts.

National Economy – Third Quarter, 2019 Fiscal Year

Real gross domestic product (real GDP) increased by 2.8 percent in the third quarter of FY19.  Real GDP has been at or above 2.8 percent growth for the last four quarters. The 2.8 percent quarterly growth rate (quarter compared to same quarter last year) is the best real GDP growth since the second half of FY15. The quarterly growth rates, which contain four quarters of movements, can sometimes mask individual single-quarter movements. That is why it is often helpful to examine adjacent-quarter growth rates. Adjacent-quarter growth in the third quarter was 0.3 percent. This is the low point over the last eight quarters, where average adjacent- quarter growth has been 0.7 percent. Average adjacent-quarter growth during the entire Obama administration was 0.5 percent. Average adjacent-quarter growth during the entire Bush administration was 0.4 percent and that includes considerable segments of two different recessions. The large majority of the growth in the third quarter of FY19 came from real consumption and real investment.

Real consumption grew by 2.9 percent in the third quarter of FY19. Real consumption grew a net $363.4 billion over the last four quarters. Real consumption contributed by far the greatest amount to real GDP than any other component. Adjacent-quarter growth rates for the last four quarters were 0.9, 0.9, 0.7 and 0.3 percent, respectively. While 2.9 percent is excellent growth, the majority of that growth occurred in the fourth quarter of FY18 and the first quarter of FY19.  All of real GDP grew by only 0.3 percent in the third quarter, matching the real consumption softening. Both real consumption growth and real GDP growth have slowed over the last two quarters. Historically, even after accounting for price levels, the third quarter is the weakest of the four quarters. Real consumption made up 69.4 percent of real GDP in the third quarter.

Real investment grew by 4.4 percent in the third quarter of FY19. Adjacent-quarter growth in the third quarter was -0.2 percent. Strong growth in the first quarter of FY19 for real investment obscures the weaker real investment growth in the other three quarters of the last four quarters. Adjacent-quarter growth for the last four quarters is -0.1, 3.6, 1.1, and -0.2 percent, respectively. Average adjacent-quarter growth since the end of the 2007 recession is 1.6 percent. So current adjacent-quarter growth is well below that average. Real investment made up 18.4 percent of real GDP in the third quarter.

Real government expenditures grew by 2.0 percent in the third quarter of FY19. Real government expenditures in the third quarter were $3,215.7 billion.  This is down only slightly from the level at the end of the 2007 recession, $3,266.2 billion. As mentioned in previous reports, real government expenditures have followed an unusual path following the conclusion of the 2007 recession. Real government expenditures appear to be in a new second growth period since the recession ended. Real government expenditures have grown on an adjacent-quarter basis for the last six consecutive quarters. Real government expenditures made up 17.1 percent in the third quarter.

Total federal outlays (which are slightly different than government expenditures) rose by 6.0 percent in the third quarter of FY19. This is significant growth by any standard. Average adjacent-quarter growth over the last two decades is 1.2 percent. Adjacent-quarter growth in the third quarter of FY19 is 1.9 percent. Outlays growth has been 1.2 percent or higher in every single quarter for the last seven quarters.  This is significant in absolute terms and in percentage terms.  The 1.9 percent growth is equivalent to an $89.1 billion increase in one quarter.

Outlays are slightly different than expenditures. In its simplest form, federal outlays are those things for which the US Treasurer writes a check to an individual, company, or foreign government. This includes things like Medicare expenditures on behalf of citizens, national defense purchases of airplanes from private companies, and aid to foreign governments. Outlays do not include things like local municipalities fixing potholes in the street, states building bridges, or federal government gross investment. Government expenditures also includes things like Medicare expenditures on behalf of citizens, national defense purchases of airplanes, and aid to foreign governments. Government expenditures include gross investment, and several other accounting items, many of which are negative.

Aid to foreign governments was the fastest growing outlay in the third quarter, growing 13.0 percent. Aid to foreign governments is not smooth or uniform over the course of a year. So it is useful to take the average of four quarters to get an idea of how fast aid outlays are growing. Aid to foreign governments has begun to increase in the last four quarters. The four-quarter average for the last four quarters is $58.6 billion. The four-quarter average for the four quarters immediately following the 2007 recession was $53.9 billion. So on average, aid has gone up relative to a decade ago.

Interest on the debt grew by 8.3 percent in the third quarter. For many years, the interest on the debt as a share of total outlays was shrinking. In 2000, interest on the debt's share of total outlays was 18.4 percent. By the third quarter of FY09, the share had fallen to just 9.7 percent of total outlays. Over the next decade, that share has again risen to 12.2 percent of total outlays.  The United States is now spending $569.3 billion on debt service alone. That is $569.3 billion that cannot be spent on real national needs. Interest on the debt is not only large in share terms, but it is also growing quickly in absolute terms. In the last seven quarters alone, interest on the debt has risen by $113.3 billion.

Real exports grew by 2.4 percent in the third quarter of FY19. Exports are subject to the incomes and demand changes in several countries. As a result, the changes in exports from quarter to quarter are not smooth, nor do they contain a strong trend component. In fact, counterintuitively, exports have declined on eight occasions since the end of the 2007 recession. Despite these periodic declines in exports, total exports are rising over time. The United States is continuously expanding trade of existing goods with existing trading partners, selling new goods to existing trading partners, and even expanding trade to new countries. As a result, total exports are rising over time. Real exports to all trading partners have risen by a net 51.0 percent since the end of the 2007 recession. Real imports grew by 3.5 percent in the third quarter of FY19. Real exports made up 13.7 percent of real GDP in the third quarter. Real imports made up 18.8 percent of real GDP in the third quarter.

U.S. personal income grew by 4.2 percent in the third quarter of FY19. The adjacent- quarter growth in the third quarter is 0.9 percent. Coincidentally, this is the same as the average adjacent-quarter growth since the end of the 2007 recession. Adjacent- quarter growth has hovered near the 0.9 percent mark for the last eight quarters. Transfer receipts income grew the fastest in the third quarter of FY19, growing 6.4 percent. Wages and salaries income grew $362 billion, or 4.2 percent, in the third quarter contributing the largest in absolute dollars to total personal   income.

U.S. non-farm employment grew by 1.8 percent in the third quarter of FY19. Non-farm employment growth has been very steady for the last 17 quarters. Adjacent- quarter growth has lingered between 0.3 percent and 0.5 percent in every quarter during that time. Adjacent-quarter growth in the third quarter was 0.5 percent. Mining employment grew the fastest in the third quarter of FY19, gaining 7.7 percent on a very small base. Mining employment includes the mining of minerals like limestone and coal, the mining of metals like iron and the extraction of oil and gas. The mining employment category also includes agriculture, forestry/logging, and fishing and hunting. The mining employment category is the smallest of the non-farm employment supersectors.

Business services employment grew the fastest in absolute terms, gaining a net 500,000 jobs compared to the third quarter of FY18. Business services employment is a result of fast growth in the previous three quarters, while softening in the third quarter of FY19. Adjacent-quarter growth in the last four quarters was 0.7, 0.7, 0.7, and 0.4 percent, respectively. The weakest sector in the third quarter was information services employment. Information services employment declined by 0.1 percent in the third quarter. Information services employment has been weak for the last eight quarters; it has remained at 2.8 million since the third quarter of FY17.

Kentucky Economy – Third Quarter, 2019 Fiscal Year

Kentucky personal income grew by 4.5 percent in the third quarter of FY19. Recent growth has improved relative to the average for the last decade. Adjacent-quarter growth for the last four quarters is 1.1, 0.6, 1.4, and 1.3 percent, respectively. Average adjacent-quarter growth since the end of the 2007 recession has been 0.8 percent. Recent growth has even been better than the average growth during the expansion period following the 2001 recession. Average adjacent-quarter growth was 1.1 percent during the expansion period following the 2001 recession.

Transfer receipts income grew by 7.0 percent, which was the fastest growing component of personal income in the third quarter of FY19. Transfer receipts income has grown fast in the period since the end of the 2007 recession, gaining a net 39.9 percent. But transfer receipts were not the fastest growing component during that time; proprietor's income was. Proprietor's income grew 55.0 percent during that time. Proprietor's income is the smallest of the five contributing personal income components. Proprietor's income grew by 4.9 percent in the third quarter; one of the two components that grew faster than total personal income.

Dividends, interest, and rents income was the slowest grower in the third quarter gaining only 2.3 percent over the same quarter last year. Dividends, interest, and rents income experienced a reversal of fortune in the third quarter, falling 0.7 percent on an adjacent-quarter basis. This is in sharp contrast to the strong 1.4 percent adjacent-quarter growth during the second quarter of FY19. Dividends, interest and rents income has experienced solid growth for the last three years.

Kentucky wages and salaries income grew by 4.1 percent in the third quarter of FY19. This is the 12th consecutive quarter of growth for wages and salaries income. Wages and salaries income is typically a cyclical series, and therefore moves in synchronicity with real GDP. It is rare for wages and salaries to decline during an expansion period. Wages and salaries income has declined on three separate occasions since the end of the 2007 recession; once in the third quarter of FY10, once in the second quarter of FY12, and once in the third quarter of FY16. Average adjacent-quarter growth since the end of the recession has been modest at 0.8 percent. Adjacent-quarter growth in the third quarter of FY19 is 1.1 percent. Kentucky wages and salaries income made up 49.6 percent of Kentucky personal income in the third quarter of FY19.

Kentucky non-farm employment grew by 1.1 percent in the third quarter of FY19. Mining employment was the fastest growing employment sector, growing 9.8 percent in the third quarter of FY19. Mining employment peaked in the third quarter of FY09 with 25,500 jobs statewide. Those jobs disappeared over the next decade down to 9,600 statewide by the third quarter of FY18. Only in the last four quarters has mining employment showed any upward movements, albeit small movements.   The slowest growing employment sector was information employment, which declined by 1.3 percent in the third quarter.

Government employment also declined by 0.5 percent in the third quarter. Government employment includes federal government employment, state government employment, and local government employment that occurs inside the state boundaries of Kentucky. Government employment has mostly followed a classic countercyclical pattern following the 2007 recession. Government employment increased during the 2007 recession and well into the expansion period following the end of the recession. The increases persisted until the first quarter of FY15 when employment peaked at 325,100 jobs state-wide. Following that time, government employment has contracted on net. Third quarter government employment was 312,800 jobs. It has declined significantly since FY15, but is still considerably higher than the pre-recession trough.

Interim Outlook – Third Quarter, 2019 Fiscal Year

General Fund.  The Interim Outlook represents unofficial staff estimates prepared pursuant to KRS 48.400 (2). Forecasted revenues were projected using the March 2019 "control scenario" economic forecast from both IHS Markit and the Kentucky MAK model as our primary inputs. In addition, the revenue estimates incorporate various tax law changes enacted during the 2018 Regular Session of the General Assembly. The official estimate is defined as the Consensus Forecasting Group's estimates adjusted by any actions of the General Assembly. The Consensus Forecasting Group last met in December of 2017. The 2018 Regular Session of the General Assembly then passed HB 487, which added a net $192.3 million to the official General Fund estimate for FY19. Since then, the official estimate has changed again due to the enactment of HB 354 and HB 458 during the 2019 Regular Session of the General Assembly. The official scores for the two bills from the 2019 Session are $0.0 million in FY19 and a reduction of $25.5 million in FY20, respectively. A portion of the $25.5 million negative impact for FY20 is included in the estimates for the first half of FY20.

A portion of the impact from HB 487 has already occurred and was incorporated into the various accounts during the first three quarters of FY19. In practice, it is very difficult to bifurcate the impacts of the economy versus the effects of the new tax law. The problem is more complicated now with the passage of HB 354 and HB 458 during the 2019 Regular Session, which will begin to affect revenues in   FY20.

General Fund growth is projected to be 2.3 percent for the final quarter of FY19. FY19 is expected to close at $11,218.3 million - a total which is $20.1 million above the official budget estimate of $11,198.2 million.

Individual income tax receipts are expected to decline by 2.1 percent during the fourth quarter of FY19 following a year-to-date decline of 2.3 percent. The FY19 total for the individual income tax is projected to be $4,501.3 million, a sum $29.9 million below the official estimate for FY19. The individual income tax was significantly impacted by the contents of HB 487. House Bill 487 will reduce the individual income tax by a net $118.3 million for FY19. A share of that impact has been attributed to fourth quarter activity. The withholding component of the individual income tax was profoundly impacted by the rate reduction elements of the tax bill. Withholding tables were adjusted in May 2018, following the passage of HB 487. The lower withholding amounts through the first nine months of FY19 support the expected annual decline in the individual income tax.  Positive growth of 2.2 percent should return during the first half of FY20 since the tax law changes from 2018 will then be "built-in" to the historical data from FY19. The appropriate share of the 2019 tax law changes are incorporated into the forecast for FY20 as well.

Sales and use tax receipts grew 8.4 percent during the first nine months of FY19, primarily due to the base expansion elements of HB 487. The full-year FY19 impact of the expansion of the sales tax is $208.2 million. House Bill 487 will increase the sales and use tax by a net $208.2 million for FY19. Another contributor to the growth in the sales tax has been the October 1, 2018 implementation of sales tax collections on internet sales, which was made possible by the U.S. Supreme Court's Wayfair decision. Additional taxpayer accounts surface each month as online sellers come into compliance with the new tax laws. Growth will continue into the first half of FY20 with a projected 8.0 percent uptick.

Property tax revenues are on pace to exceed the FY19 official estimate by $21.6 million. Growth through nine months of FY19 was a robust 4.0 percent. Receipts are expected to decline 1.6 percent in the final quarter of FY19 due to the timing of billing and payments. In particular, the public service account and the omitted and delinquent account have overachieved thus far in FY19. Both of these accounts have shown double-digit growth through March, which historically leads to weakness in the remainder of the fiscal year.  In addition, the state rate on real property remained at 12.2 cents per $100 in valuation. Many rural areas of the state continue to languish from the effects of the housing recession and diminished economic opportunities. Thus, the state rate has remained at 12.2 cents since valuation year 2008, an unprecedented run of 11 consecutive years without a rate decline.

The corporation income tax and the LLET are now reported and estimated combined due to the inability to separate the receipts in a meaningful manner. Business taxes were also affected by HB 487 and the 2019 legislation's HB 354 and HB 458. The progressive rate structure was replaced with a flat rate of 5.0 percent, which represents a tax cut for most businesses. Rate cuts were coupled with some base broadening and an update to the IRC effective January 1, 2018. The impact of the tax law for corporate and LLET is -$26.6 million. Corporate and LLET combined are expected to decline a net 1.2 percent for FY19. Year-to-

date collections are down 2.7 percent. Receipts are poised to increase 1.1 percent in the final quarter of FY19. Receipts are expected to rebound 2.7 percent in the first half of FY20 over a depressed base.

Coal severance receipts fell 10.8 percent in FY18 but managed to exceed the official estimate by $1.1 million. Coal severance receipts have fallen from an all-time high of $298.3 million in FY12 to an all-time low of $89.6 million in FY18. This interim estimate calls for a further decline in coal severance tax receipts of 4.8 percent in FY19, which would mark a new annual low of $85.3 million. The coal severance tax was unaffected by any of the recent tax reform bills so no exogenous changes were applied to the forecast. The first half of FY20 is expected to bring a further reduction of 13.7 percent to the already beleaguered coal severance account.

Cigarette tax receipts in FY19 have been significantly impacted by the change in the rate of taxation. House Bill 487 raised the tax on each pack of cigarettes from 60 cents to $1.10, with an associated tax impact of $130.0 million for FY19. A floor stocks tax of 50 cents per pack was also added to inventories to prevent hoarding prior to the July 1 tax increase. The effect of the tax increase and floor stocks tax are projected to increase receipts by 70.7 percent in FY19. Growth thus far has been 81.3 percent, but that included collections of $21.3 million for the floor stock tax that will not be present in the final quarter of FY19. An increase of 41.5 percent is expected during that period. The downward trend in smoking is expected to continue beyond the forecasting horizon. Therefore, the revenue total from FY19 is likely to be a high watermark for cigarette tax receipts going forward - absent any further changes to the rate of taxation.

Lottery dividends exceeded the FY18 estimate by $10.0 million, largely due to strength in the online games and solid growth in the instant ticket marketplace. As with any revenue source, unusually high growth in the base period creates a higher bar to clear for the projections in the following years. Significant improvement is expected vis-a-vis the official estimate of $249.0 million. Lottery collections are projected to be $262.5 million in FY19, a sum $13.5 million higher than the official estimate.

The "Other" category contains dozens of smaller accounts, which make up the remainder of the General Fund. Insurance premiums tax, bank franchise and telecommunications tax are the three largest accounts in the "Other" category. The "Other" category of taxes is expected to rise 2.3 percent during FY19, a rate of growth slightly higher than the 2.0 percent increase in FY18. Each account was re-examined after the first three quarters of FY19 and the proper adjustments were made to calibrate the models. The "Other" accounts totaled $703.7 million in FY18. "Other" collections are estimated to be $719.9 million for FY19, which is $19.2 million greater than the official estimate.

Road Fund.  Road Fund revenues softened during the third quarter of FY19, showing no growth over the previous year. The third quarter performance in the Road Fund compares unfavorably to the 3.8 percent increase in the first quarter of FY19 and 4.8 percent in the second quarter. The two largest accounts, motor fuels and motor vehicle usage, both declined in the third quarter.

Going forward, total Road Fund receipts are expected to grow only 0.5 percent in the fourth quarter of FY19, but it is still anticipated that the Road Fund will end the year well above FY18 levels. In fact, the latest internal estimates call for the Road Fund to end the year at $1,544.6 million, a sum $38.0 million higher than the official estimate. The first half of FY20 is expected to decline by 0.7 percent, partly attributable to the high base achieved during the first half of FY19. None of the aforementioned tax legislation affected the Road Fund, so no adjustments to the forecast were indicated.

Motor fuels taxes grew 1.1 percent in the first three quarters of the year and are forecasted to increase 0.6 percent over the remainder of the year, as consumption remains strong due despite the recent uptick in pump prices.  Motor vehicle usage tax receipts also rose in the first three quarters of FY19,

growing 3.2 percent. That rate of growth is expected to evaporate during the final quarter, due in large part to   a decline in demand for vehicles. Most of the remaining Road Fund accounts - motor vehicle license, weight distance, investment and "Other" receipts - all posted solid growth in the first three quarters of the fiscal year. However, forecasted values for these accounts are expected to slow from their current rates over the remainder of the year. The forecasted FY19 total for the Road Fund is $1,544.6 million, marking the highest total since the Road Fund peaked in FY14 during an era of much higher motor fuels receipts.

National Economy Outlook – Third Quarter, 2019 Fiscal Year

Real GDP growth is expected to slow over the next three quarters. US employment growth is expected to moderate. The housing market is expected to provide some headwinds for some segments of the economy. Housing starts have been adjusted down to reflect this outlook.

The next two fiscal quarters will also be impacted by gasoline prices. Gasoline prices have risen several times during the third quarter of FY19. These early season fluctuations occur each year due to a series of factors. The peak time for refinery maintenance occurs in the first quarter of each year after winter heating oil demand declines. This is also the time when refineries begin switching to required summer- grade blends. The change in production processes requires significant down-time resulting in a reduction in gasoline production, causing existing prices to increase. Additionally, the summer-grade gasoline is more expensive to produce. The overall result is a seasonal increase in gasoline prices.

The third quarter also included some additional factors that have affected gasoline prices. The price of crude oil, the largest component of gasoline prices, increased 32 percent from January to March. US refineries have been reducing their use of Venezuelan oil. The imposition of sanctions has caused refineries to seek alternative sources for crude oil. The recent flooding in the Mid-West has disrupted the production of approximately 12 percent of the US ethanol capacity. The flooding has also caused damage to rail and barge distribution infrastructure that has hampered the ability for ethanol to be transported to coastal markets. The overall impact was a significant increase in the cost of ethanol used in blending gasoline and a sharp drawdown in the stockpiles of ethanol.

The Federal Open Market Committee (FOMC) held the federal funds rate constant at their March meeting, signaling a more "dovish" period ahead. The FOMC signaled that the committee is considering holding the Federal funds rate steady due to expectations that the slower base forecast for US growth and labor markets, combined with continued expectations for continued slower growth in global economies, necessitate a less aggressive interest rate policy. Additionally, the FOMC members are taking a "risk-management" approach that emphasizes an asymmetric reaction to potential downside risks. While the Fed possess several policy tools to respond to a potential downturn, the current low real interest rates and inflation give the FOMC less flexibility in providing future stimulus through interest rate adjustments. The current forecast assumes that the FOMC will moderate the pace of their rate increases to only two increases in calendar 2019. The yield on ten-year Treasury issuances have decreased by 70 basis points since November, and the Treasury yield curve will continue to flatten, with the spread between two- and ten- year Treasury issuances remaining positive but below historical  norms.

Kentucky Economy Outlook – Third Quarter, 2019 Fiscal Year

Similar to preceding quarters, the uptick in Kentuckians' personal income is poised to continue its recent run of modestly strong growth, increasing 4.5 percent by the final quarter of FY19, and 4.7 percent for the first half of FY20. The third quarter of FY19 marked the twelfth consecutive quarter Kentuckians have experienced growth in personal income.

The wages and salaries component also projects steady growth, holding moderate pace of 4.5 percent to close FY19 and 4.4 percent for the first and second quarter of FY20. Job growth and wage gains are expected to support continued consumer spending and real disposable income in the short term, in turn positively influencing the overall economic climate of the Commonwealth.  Kentucky's  unemployment  rate  is not significantly different from the national  rate  of  3.8  percent  reported  for  the same period.

Shifting focus towards the sectoral analysis, total non-farm employment is anticipated to edge up 8,000 jobs by June of 2019 and an additional 14,100 by December, ending the second quarter of FY20. The goods-producing sectors are expected to increase by 1.8 percent in the fourth quarter of FY19 and by another 2.0 percent in the first half of FY20. The service-providing sectors are expected to increase by 1.5 percent in the fourth quarter of FY19 and by another 1.8 percent in the first half of FY20. The leisure and hospitality services sector is expected to grow the fastest in the fourth quarter, gaining 3.2 percent over the fourth quarter in FY18. Business services employment is also expected to grow faster. Growth of 1.4 percent is expected in the fourth quarter of FY19 and an additional 3.0 percent growth for the first half of FY20.

The goods-producing employment sectors projects the largest percentage based growth for both the final quarter of FY19 and the first half of FY20.  Employment in the manufacturing sector is expected to increase 4,600 jobs or 1.8 percent by close of FY19. The government sector growth is expected to finish the year down 0.7 percent relative to FY18.

State Retirement Systems

Following is information about the Commonwealth's retirement system, including pension plans and other post-employment benefits.  Capitalized terms used under this heading and not otherwise defined shall have the respective meanings given by the CAFRs, as herein defined.

Retirement Plans. Eligible state employees may participate in one of two provided multi-employer benefit plans: the Kentucky Retirement Systems and the Teachers' Retirement System of Kentucky ("TRS").  The Kentucky Retirement Systems is comprised of five retirement plans, KERS Non-Hazardous, KERS Hazardous, County Employees Retirement System ("CERS") Non-Hazardous, CERS Hazardous, and the State Police Retirement System ("SPRS"). Each retirement plan is state supported, except for the CERS plans, which have been excluded from the Kentucky Retirement Systems information provided herein. The Kentucky Retirement Systems and TRS (collectively, the "Retirement Plans") provide both retirement and Other Post-Employment Benefits ("OPEB") to state employees and teachers based upon their age, hire date, years of service and retirement  date.  Most retirement benefits are subject to a statutory inviolable contract under which the benefits shall not, with limited exceptions, be reduced or impaired by alteration, amendment or repeal. Kentucky Employees Retirement System ("KERS") eligible employees hired January 1, 2014 and thereafter are no longer party to the inviolable contract and the General Assembly can amend, suspend or reduce benefits with future legislation. The Kentucky Public Employees' Deferred Compensation Authority (the "KDC") additionally provides administration of tax-deferred supplemental retirement plans for all state, public school and university employees, and employees of local political subdivisions that have elected to participate. The available deferred compensation plans include a 457(b) Plan and a 401(k) Plan. The Retirement Plans and KDC are component units of the Commonwealth for financial reporting purposes and are included in The Kentucky Comprehensive Annual Financial Report (the "CAFR").

Pension Funding. The Commonwealth's enacted budget for fiscal years 2019 and 2020 included the full Actuarially Determined Employer Contribution ("ADEC") for the assumed rates of return for the Kentucky Retirement Systems and TRS. Certain "Quasi" government agencies which participate in the KERS non-hazardous system were permitted to retain the FY 2018 contribution rate of 49.47% for FY 2019. Based upon the assumptions employed in the Retirement Plans' June 30, 2018 actuarial valuation reports used in preparing the associated Retirement Plans' 2018 CAFRs, the Kentucky Retirement Systems had a state supported pension Unfunded Actuarial Accrued Liability (the "UAAL") of $14,889 million. TRS, assuming a 7.5 percent investment return, had a pension UAAL of $14,300 million. Unlike Fiscal Year 2017, TRS was not required to report the pension liability in accordance with GASB 67. The state supported portion of the Retirement Plans for the Fiscal Year ended June 30, 2018 had funding percentages of 16.43 percent for the Kentucky Retirement Systems and 57.69 percent for TRS.  These funding percentages compare to 16.92, and 56.41 percent respectively for the Fiscal Year ended June 30, 2017. The funding ratios have declined due to a variety of factors including, changes to the discount rate, lower than projected investment returns and other variances from actuarial assumptions. The Kentucky Retirement Systems' state supported ADEC for pension benefits for the Fiscal Year ended June 30, 2018 was $701.2 million; $779.7 million was contributed. The TRS state supported pension ADEC for the Fiscal Year ended June 30, 2018 was $1,080.9 million; $1,048.7 million was contributed.

The deposits to the Kentucky Permanent Pension Fund which was established by House Bill 238 (2016 Regular Session), was appropriated by the 2018 budget bill and transferred to the individual retirement plans' assets.

Other Post Employment Benefits. The Commonwealth's CAFR for the fiscal year ended 6/30/2017 represents Governmental Accounting Standards Board (GASB) Statement 45 ("Accounting and Financial Reporting by Employers for Post-employment Benefits other than Pensions"). The Commonwealth adopted GASB Statement 75 ("Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions") for CAFR reporting for the fiscal year ending 6/30/2018 and after.

The Commonwealth is obligated to provide healthcare benefits to certain retired state employees and teachers. The Retirement Plans administer two multi-employer defined benefit healthcare plans (collectively, the "Health Plans") for which the Commonwealth pays a portion of the cost of the benefits of the retired employees. As of January 1, 2006, the Commonwealth commenced self-funding of healthcare benefits for state employees. The Kentucky Retirement Systems also adopted, on January 1, 2006, a self-funding health care plan for Medicare Eligible Retirees. TRS became self-insured for post-retirement healthcare costs for Medicare Eligible Retirees on July 1, 1991. Beginning January 1, 1997, TRS offered non-Medicare Eligible Retirees insurance through the state health insurance program, which has since become self-insured. Beginning January 1, 2007, TRS offered its Medicare Eligible Retirees an insured Medicare Advantage Plan and, beginning July 1, 2010, offered this group an insured Employer Group Waiver Drug Plan. The TRS Board requires retirees not eligible for Medicare to pay the equivalent for the Medicare Part B program towards their cost of health coverage.

The Retirement Plans commission actuarial studies, which provide results for consideration, under certain actuarial funding methods and sets of assumptions. A five-year experience study covering the period from July 1, 2008 to June 30, 2013 for the Kentucky Retirement Systems, was dated April of 2014. Similarly, a five-year experience study covering the period from July 1, 2010 to June 30, 2015 for the TRS Board was dated September 15, 2016. In addition to the experience studies, annual actuarial reports are performed on both retirement systems. Pursuant to their respective actuarial studies, the OPEB UAAL as of June 30, 2018 was estimated at $1,505.0 million for the Kentucky Retirement Systems and $2,145.5 million for TRS. These estimates represent the present value of the amount of healthcare benefits under the respective Health Plans, payable over future periods and allocated by the actuarial cost method, as of June 30, 2018. The actuarial estimates for the Kentucky Retirement Systems' OPEB liabilities decreased from the $1,881.7 million reported in the Kentucky Retirement Systems' 2016 CAFR.  The actuarial estimates for TRS decreased from the $2,719.4 million reported in their 2017 CAFR.

The Kentucky Retirement Systems' state supported OPEB Annual Required Contribution for Fiscal Year ended June 30, 2018 was $144.0 million; $151.1 million was contributed. The TRS state supported OPEB Annual Required Contribution for the Fiscal Year ended June 30, 2018 was $119.9 million; $188.2 million was contributed. The state supported portion of the OPEB for the Fiscal Year ended June 30, 2018 had funding percentages of 51.31 percent for the Kentucky Retirement Systems and 37.87 percent for TRS.

Recent Changes to State Retirement Systems. House Bill 358 from the 2019 Regular Session  of the  General Assembly was delivered to the Governor on March 28, 2019. House Bill 358 which addressed the way in which a quasi-governmental entity could choose to remain a participant or to exit the Kentucky Employees Retirement System and which froze the employer contribution rate for the quasi-governmental entities for FY 2020 at an amount less than the full ADEC. The Governor vetoed House Bill 358 on April 9, 2019 and publicly stated a special session may be called to address the matter.

Senate Bill 151 from the 2018 Regular Session of the General Assembly was signed into law by the Governor on April 10, 2018. The bill modified the funding structure of the Retirement Plans from a percent-of- payroll method to a level-dollar method, provided reform to the TRS plan, further modified benefits under the Kentucky Retirement System plans, and replaced prior legislation for opt-out provisions for quasi-governmental agencies wishing to exit the Kentucky Retirement System plans. On December 13, 2018, the Kentucky Supreme Court ruled Senate Bill 151 unconstitutional.

Some of the 2018 pension reforms were based on a PFM Group Consulting, LLC three part report dated August 2017, May 2017 and December 2016, respectively.  The report developed a range of analyses that illustrated the current and projected financial condition of the retirement systems, and provided options and recommendations for improvement and reform.

In December 2016 the Kentucky Retirement Systems and TRS publicly presented the annual actuarial valuation reports of the systems as prepared by Cavanaugh Macdonald as of June 30, 2016.  The assumed investment rate of return for KERS Non-Hazardous and SPRS was 6.75 percent based on the annual valuation conducted as of June 30, 2016. The TRS, CERS and KERS Hazardous plans continue to use a 7.5 percent discount rate. There was a reduction in the assumed rate of return from 7.75 percent to 7.5 percent for the valuation as of  June 30, 2015.

Senate Bill 2 from the 2013 Regular Session of the General Assembly was signed into law by the Governor on April 4, 2013. The bill created a new section in KRS Chapter 7A establishing a 13 member Public Pension Oversight Board to oversee the Kentucky Retirement Systems and report to the General Assembly on benefits, administration, investments, funding, laws, administration regulations and legislation pertaining to Kentucky Retirement Systems. The bill also stated that new employees hired after January 1, 2014 will be placed in a Hybrid Cash Balance Plan. This plan has a guaranteed rate of return of 4.0 percent for both hazardous and non-hazardous employees, plus 75 percent of the investment return in the plan in excess of 4.0 percent to the employee. This provision was modified with the passage of SB 151 in the 2018 Regular Session. Hazardous employees' employer contribution is set at 7.5 percent of salary and non-hazardous employees have an employer contribution of 4.0 percent. The bill further provides for a 1.5 percent COLA only if it is prefunded and appropriated by the General Assembly or if the pension plan is 100 percent funded. New employees as of January 1, 2014 are no longer party to the inviolable contract, and the General Assembly has the right to amend, suspend or reduce benefits with future legislation. The bill additionally made provisions for a Health Savings Account as an insurance option for retirees, required the General Assembly to start fully funding the ADEC beginning in Fiscal Year 2015, and reset the amortization to 30-years beginning in 2015.

Litigation Potentially Impacting KERS.

In April 2013, Seven Counties Services, Inc. ("Seven Counties"), filed for Chapter 11 bankruptcy protection in the United States Bankruptcy Court for the Western District of Kentucky (the "Bankruptcy Court"). Seven Counties provides mental health services for the Cabinet for Health and Family Services for the greater Louisville, Kentucky area and surrounding counties. For approximately the past twenty-five years, Seven Counties has been a participating employer in KERS. Seven Counties identified KERS as a creditor with a primary objective of discharging its continuing obligation to remit retirement contributions for approximately 1,300 employees and terminate its membership in KERS. The estimated impact of Seven Counties' objective on KERS would result in an unfunded liability of approximately $90 million at that time.

KERS opposed Seven Counties' attempt to discharge its obligations and terminate its membership. KERS asserted that Seven Counties is a Governmental Unit properly participating in KERS by Executive Order issued in 1978 and thus ineligible for Chapter 11 relief. Consequently, Seven Counties would remain statutorily obligated to continue participation and remit contributions.

On May 30, 2014, the Bankruptcy Court held that Seven Counties was not a Governmental Unit and could move forward with its Chapter 11 bankruptcy case. Moreover, the Court held that Seven Counties' statutory obligation to continue to participate and remit contributions to KERS was a "contract" eligible for rejection. Seven Counties rejected its participation in KERS.

In June 2014, KERS appealed the Bankruptcy Court's ruling. On October 6, 2014, Seven Counties filed a formal reorganization plan with the Bankruptcy Court. On January 6, 2015, the Bankruptcy Court confirmed Seven Counties' plan of reorganization (the "Confirmation Order"). On January 19, 2015, KERS appealed the Confirmation Order. At a hearing on January 20, 2015, the Bankruptcy Court denied a motion by KERS seeking a stay of the Confirmation Order, which would have delayed implementation of the reorganization plan pending the determination of the issues on appeal. After the Bankruptcy Court denial of the stay, KERS filed an emergency motion for a stay with the U.S. District Court for the Western District of Kentucky (the "District"), which the  District Court denied on February 4, 2015. On May 12, 2015, KERS filed a motion with the District Court to certify a question to the Kentucky Supreme Court in connection with whether the relationship between KERS and Seven Counties (i) constituted a "contract" subject to rejection in bankruptcy by Seven Counties or (ii) was a statutory obligation of Seven Counties not constituting a contract.  On March 31, 2016, the United States District Court issued a Memorandum of Opinion and Order that (i) denied KERS' motion to certify a question of law to the Kentucky Supreme Court, (ii) reversed the Bankruptcy Court's determination regarding classifying KERS as a multi-employer plan and determined KERS was a multiple employer plan, (iii) affirmed the Bankruptcy Court's decision in all other aspects; and (iv) denied Seven Counties cross-appeal.

On April 21, 2016, the Kentucky Retirement Systems' Board of Trustees voted to appeal the decision to the United States Court of Appeals for the Sixth Circuit. KERS filed a brief with the Sixth Circuit Court of Appeals on January 3, 2017. Seven Counties then filed a brief at the end of July 2017, and oral arguments were held on November 30, 2017. On August 24, 2018, the Sixth Circuit issued an Opinion ruling that Seven Counties was not a state instrumentality within the meaning of the Bankruptcy Code and was therefore eligible to file under Chapter 11. However, the Court of Appeals also certified a question of law to the Kentucky Supreme Court regarding whether the relationship between Seven Counties and Kentucky Retirement Systems was contractual or statutory. Kentucky Retirement Systems filed a Petition for Rehearing and Rehearing En Banc which was held in abeyance until the Kentucky Supreme Court issues a decision on the certified question of law. Oral arguments were held at the Kentucky Supreme Court on March 6, 2019.  The matter is currently pending.

Other entities within the Commonwealth, including some entities with pending litigation, are attempting to terminate their participation in KERS. For example, Kentucky Retirement Systems filed an action against Kentucky River Community Care ("KRCC") to compel it to comply with its statutory duties and require retirement plan participation. Similarly, Bluegrass Oakwood, Inc., a subsidiary of Bluegrass MHMR, attempted to terminate its participation in KERS through an action before the Kentucky Court of Appeals that was dismissed on February 24, 2015, resulting in Bluegrass Oakwood remaining as a participant in KERS. No assurance can be provided with respect to the impact of such actions, if any, on the future contribution rates.

In June 2014, the City of Fort Wright, a participating employer in CERS, filed a lawsuit against the Kentucky Retirement Systems' Board of Trustees alleging that the Board invested CERS funds in investments that were prohibited by statute and common law. In addition, the City alleged that the Board of Trustees paid substantial asset management fees, which the suit alleges were improper. Kentucky Retirement Systems filed a motion to dismiss this action based on a number of legal issues, including the argument that the action was barred by the doctrine of sovereign immunity. Franklin Circuit Court denied the motion to dismiss.  An interlocutory appeal of the sovereign immunity issue was filed at the Kentucky Court of Appeals. On September 23, 2016, the Court of Appeals upheld the Franklin Circuit Court's ruling that sovereign immunity did not prohibit this action from proceeding. After a motion to the Kentucky Supreme Court for discretionary review of the Court of Appeals' ruling was denied, the case returned to the Franklin Circuit Court on the merits of the claims made. Both parties filed Motions for Declaratory Judgement on the legal issue of whether or not Kentucky Retirement Systems is authorized under Kentucky law to invest CERS plan assets according to the standards established in KRS 61.650 or if some other standard applies. On September 20, 2018, Franklin Circuit Court issued an Opinion and Order denying the City of Fort Wright's Motion for Declaratory Judgment and granting Kentucky Retirement Systems Cross-Motion  for Declaratory Judgment. The City of Fort Wright has appealed this decision to the Kentucky Court of Appeals where briefing is now proceeding.

In what is essentially a companion case to the City of Fort Wright matter outlined above, Damian Stanton filed a Complaint on September 4, 2015, alleging that he is a member of CERS and that the Board invested CERS funds in investments that were prohibited by both statutory and the common law, as well as alleging that substantial management fees were paid as a result of the investments. This case was held in abeyance pending the outcome of the Kentucky Retirement Systems' motion for discretionary review in the Fort Wright matter. No new action has been taken in this matter to date.  However, Mr. Stanton passed away in 2018 and a representative of his estate was substituted for Mr. Stanton in this action.

On November 17, 2016, Western Kentucky University ("WKU") filed a motion in Franklin Circuit Court seeking a judgment against the Kentucky Retirement Systems after the Kentucky Retirement Systems asserted WKU should continue to make retirement contributions for employees who were purportedly fired as WKU employees and then rehired as contract laborers. On March 3, 2017, Kentucky Retirement Systems filed a Motion to Dismiss this action based on WKU's failure to name necessary parties. Franklin Circuit Court denied this motion.  WKU has filed a motion for Summary Judgment in this action which was denied on October 18, 2018. Discovery is currently ongoing.

In January 2009, Sheriff John Aubrey and a number of other plaintiffs, including hazardous duty members of the Kentucky Retirement Systems, law enforcement unions and fraternal organizations, and a number of hazardous duty employers, filed a complaint in Franklin Circuit Court seeking a determination that the 2008 amendments to KRS 61.637 regarding the legal requirements for  reemployment after retirement were unconstitutional and discriminatory. The case progressed to the Supreme Court of Kentucky on a Motion to Dismiss of the Kentucky Retirement Systems based on a claim of sovereign immunity. In

April 2013, the Supreme Court ruled that sovereign immunity did not prevent this case from being filed against the Kentucky Retirement Systems, and remanding the case back to Franklin Circuit Court. Recently, Plaintiffs filed a Motion for Summary Judgment. Kentucky Retirement Systems filed a Response and Cross-Motion for Summary Judgment on June 14, 2017. Franklin Circuit Court issued an Opinion and Order, denying Plaintiffs Motion for Summary Judgment and granting Kentucky Retirement Systems Motion for Summary Judgment. Plaintiff appealed this action to the Kentucky Court of Appeals, where it is currently being briefed.

On June 12, 2017, the River City Fraternal Order of Police and several other individuals filed a Complaint and Motion for a Restraining Order challenging the Kentucky Retirement Systems' implementation of the Medicare Secondary Payer Act as it relates to KRS 61.702, asserting that Kentucky Retirement Systems violated both the federal law and the inviolable contract rights of its members. The court granted a Temporary Restraining Order (the "TRO"); however, a hearing was held at the end of July 2017 to determine whether to dissolve the TRO or grant an injunction during the pendency of this action.  On September 25, 2017, Franklin Circuit Court issued an Order in the River City FOP litigation denying the Plaintiffs' Motion for Temporary Injunction and dissolved the Court's previous Restraining Order effective November 1, 2017. Plaintiffs thereafter filed a Motion to amend their Complaint to explicitly allege a violation of the Federal Medicare Secondary Payer Act. This motion was granted. Kentucky Retirement Systems filed a notice that it was removing the case to Federal District Court, where counsel for River City filed a Motion for Summary Judgment. The Motion has been briefed and is pending before  the court.

In December 2017, certain members and beneficiaries of the Kentucky Retirement Systems filed litigation (Mayberry et al v. KKR et al) against certain Hedge Fund Sellers, Investment, Actuarial and Fiduciary Advisors, Annual Report Certifiers, and certain (past and present) Kentucky Retirement Systems Trustees and Officers in Franklin Circuit Court. The litigation alleges (in summary) that actuarial assumptions, fees, statements and disclosures harmed the financial status of the Retirement Systems. While Kentucky Retirement Systems is designated a "Defendant" that designation is a technical formality in so much as Kentucky Retirement Systems is a "nominal defendant." On April 20, 2018, the Kentucky Retirement Systems and the plaintiffs filed a joint notice with the Court advising that Kentucky Retirement Systems does not intend to challenge its status as a "nominal defendant."  Since then, the Franklin Circuit Court has ruled on various Defendants' Motions to Dismiss, denying nearly all of them. Barring settlement of Plaintiffs' claims, fact discovery is expected to continue through 2019.

Litigation

The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund's investments.

APPENDIX E
ADDITIONAL INFORMATION ABOUT THE RHODE ISLAND ECONOMY AND RHODE ISLAND OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Rhode Island and Providence Plantations ("Rhode Island" or the "State"). The sources of payment for Rhode Island municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in official statements relating to debt offerings by the State. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund is not responsible for information contained in such reports and has not independently verified the accuracy, completeness or timeliness of information contained in such reports. Such information is included herein without the express authority of any Rhode Island issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

Overview

Population Characteristics. Rhode Island experienced a population decrease of 1.6 percent between 2004 and 2018. The U.S. Census Bureau estimated that Rhode Island's population increased by 0.1 percent in 2018 to 1,057,315, compared to 1,056,486 in 2017. For the same 15-year period, the population of New England is estimated to have increased by 4.5 percent, and the United States population is estimated to have increased by 11.7 percent.  From 2017 to 2018, New England and the U.S. population are estimated to have increased 0.3 percent and 0.6 percent, respectively.

Personal Income and Poverty. Rhode Island per capita real personal income surpassed U.S. per capita real personal income in 2001 and has remained above U.S. per capita real personal income since that time. Rhode Island per capita real personal income in 2018 was $50,376 versus U.S. per capita real personal income of $49,627. In addition, Rhode Island has maintained a poverty rate below the national average. Over the 2003 to 2017 period, Rhode Island's average poverty rate was 12.1 percent versus the U.S. average poverty rate of 13.6 percent.

Employment. According to the U.S. Department of Labor's Bureau of Labor Statistics, total Rhode Island nonfarm employment has grown each year since 2011; non-farm employment expanded by 0.5 percent in 2011, 1.1 percent in 2012, 1.3 percent in 2013, 1.5 percent in 2014; 1.4 percent in 2015, 0.9 percent in 2016, 0.8 percent in 2017, and most recently 0.5 percent in 2018. The average annual growth rate for Rhode Island nonfarm employment for the 2004 to 2018 period was 0.2 percent.

Economic Base and Performance. Rhode Island has a diversified economic base that includes traditional manufacturing, high technology, and service industries. A substantial portion of products produced by these and other sectors is exported. Like most other historically industrial states, Rhode Island has seen a shift in employment from labor-intensive manufacturing industries to technology and service-based industries, particularly education and health services and leisure, hospitality and other services.

Human Resources. Skilled human capital is the foundation of economic strength in Rhode Island. It provides the basis for a technologically dynamic and industrially diverse regional economy. The Rhode Island economy benefits from a vigorous post-secondary education sector, which conferred over 18,600 degrees during the 2014-15 academic year. The Rhode Island population is well-educated with 33.4 percent of its residents over the age of 25 having a Bachelor's degree or a graduate or professional degree in 2017 according to the U.S. Department of Commerce's Census Bureau (American Community Survey 1-Year Estimates). In addition, per pupil spending on public elementary and secondary education in Rhode Island has been significantly higher than the national average since the 2000-2001 school year. For 2014-15 Rhode Island spent 40.3 percent more per pupil than the national average.

Population Characteristics

Between 2004 and 2018 Rhode Island's population decreased by 1.6 percent, compared to a 4.5 percent increase for the New England region, and a 11.7 percent increase for the United States. Though New England population growth has lagged that of United States overall, Rhode Island has generally experienced average annual growth rates even lower than New England benchmarks. 2004 was the last year in which the growth rate of Rhode Island's population was greater than that of the New England region. Since then, Rhode Island has experienced annual growth ranging between -0.6 and 0.1 percent, averaging -0.1 percent between 2004 and 2018. During the same period, annual population growth ranged between 0.1 and 0.5 percent in New England and 0.6 and 1.0 percent nationwide, with average growth rates equal to 0.3 and 0.8 percent, respectively. While Rhode Island experienced negative or no growth between 2005 and 2011, the trend reversed itself in recent years as the state population has undergone modest expansion, averaging 0.1 percent annual growth in 2012 through 2018.

Like the rest of the country, Rhode Island has seen a sharp change in the age distribution of its population in accordance with the aging of the "baby boom" generation. The upswing in Rhode Islanders in the "55 to 74" age group reflects this trend. Between 2010 and 2020 Rhode Island is expected to see substantial changes to the state's age distribution. As the "baby boom" generation continues to age, the state will see a sizeable increase in its older population (i.e., 55 to 74). At the same time, youth, young adult, and early adult populations (i.e., 5 to 24) are expected to decrease, while there will be a slight increase in the adult cohort (i.e., 25 to 44). In addition, Rhode Island is projected to see a sizeable loss in the middle-aged population (i.e., 45 to 54).

In 2030, IHS projects the population to be distributed more heavily in the "65 to 85" age group while the percentage of people in the "5 to 64" age ranges are anticipated to decline from 2020 levels. The median age for Rhode Islanders in 2010 was 39.4 years. In 2020, the median age for Rhode Islanders is projected to decrease to 39.2 years but increase to 40.7 years by 2030 based on the

Personal Income, Consumer Prices, and Poverty

Personal Income. Rhode Island's per capita nominal personal income has exceeded that of the United States every year since 2001. In 2018, Rhode Island per capita nominal personal income was $54,523, as compared to $53,712 for the United States. Note that Rhode Island per capita nominal personal income has trailed that of the New England region from 2004 through 2018 by an average of $9,269.

The average annual percentage change in real personal income growth for the 2004 to 2018 period in Rhode Island was 1.3 percent, which is slightly less than the 1.7 percent average growth for New England and the 1.5 percent average growth for the United States during this period. Rhode Island per capita real income growth reached 3.0 percent in 2006 before declining to 2.2 percent in 2007 and negative 1.2 percent in 2008. In 2009, Rhode Island saw negative per capita real income growth but not as severe as the United States. The growth rebounded at an average of 2.2 percent from 2010 to 2012 but was followed by a year of negative growth. However, in 2015, the growth rate reached 3.9 percent, comparable to increased growth rates in the New England region and nation. Since 2015, Rhode Island per capita real income has continued to grow, but at modest rates compared to 2015. In 2018, the Rhode Island per capita real income growth rate was 0.9 percent.

Average Annual Pay. Average annual pay has grown steadily in Rhode Island over the past fifteen years. Average annual pay is computed by dividing total annual payrolls of employees covered by unemployment insurance programs by the average monthly number of these employees. Although average annual pay has increased consistently for the last fifteen years, the ratio of pay levels in Rhode Island to the United States was on a downward trend from 2003 to 2007. After this period, it fluctuated around 95.0 percent through 2017. For 2003, average annual pay in Rhode Island climbed to 96.4 percent of U.S. average annual pay. This was followed by a slight decrease to 95.7 percent in 2004 at $37,651 for Rhode Island versus $39,354 for the United States. From 2004 to 2007 average annual pay in Rhode Island again fell as a percentage of average annual pay in the U.S.; however, from 2008 to 2010 Rhode Island saw greater increases in average annual pay than the United States. In 2011 and 2012, Rhode Island's average annual pay again slightly decreased as a percentage of average annual pay in the U.S. In 2012, growth in Rhode Island average annual pay decreased by 0.2 percentage points from 201 l consistent with the growth in U.S. average annual pay, which also decreased by 0.2 percentage points. In 2013, Rhode Island's average annual pay growth remained at 2.2 percent while the U.S. growth rate continued to decrease to 1.1 percent. In 2014, Rhode Island's average annual pay growth increased to 3.3 percent, higher than the U.S. average annual pay growth of 3.1 percent.

In addition, the ratio of Rhode Island's average annual pay to the United States' average annual pay in 2014 increased to 96.0 percent, the highest reported since the peak in 2003 of 96.4 percent, in the 2003 to 2017 period. The ratio of Rhode Island's average annual pay to United States' average annual pay saw a slight decrease in 2015 but rebounded back to 96.0 percent in 2016. As of 2017, Rhode Island's average annual pay increased to $52,840, or 95.4 percent of the U.S. total.

Consumer Prices. From 2004 to 2018, the consumer price index value in the Northeast exceeded that for the United States. During this period, the percent change in consumer price inflation in the Northeast region has been less than for the United States in 2007 and from 2011 to 2018. From 2004 to 2006, the consumer price inflation rate in the Northeast region exceeded that of the United States by an average of 0.5 percentage points. In 2007, the Northeast region's inflation rate fell below that of the United States but again exceeded the U.S. inflation rate for 2008 through 2010.

National consumer price inflation exceeded that of the Northeast region by an average of 0.2 percentage points in the years 2011 through 2018. In 2018, the rate was 0.3 percentage points below the United States.

Poverty. From 2003 to 2017 Rhode Island's poverty rate has been below the poverty rate for the United States. The poverty rate is measured as the percentage of a region's population that lives below the federal poverty level ("FPL"), as determined by the U.S. Census Bureau's Current Population Survey. Between 2003 and 2017, the percentage of the Rhode Island population below the FPL has varied from a low of9.5 percent in 2007 to a high of 14.0 percent in 2010. During the same period, the national poverty rate varied from a low of 12.3 percent in 2006 and 2017 to a high of 15.1 percent in 2010. Except for in 2004, 2009, 2013 and 2015 to 2016, the percentage change in Rhode Island's poverty rate exceeded the percentage change in that of the U.S. These official poverty statistics are not adjusted for regional differences in the cost of living.

In 2017, the Rhode Island poverty rate increased slightly to 12.2%, which is similar to the United States poverty rate of 12.3% for the same year. The decline in poverty since the peaks of the Great Recession has been stronger in Rhode Island than nationwide.  The gap between the Rhode Island and national poverty rates reached a peak of 3.5 percentage points in 2014.

Employment

Between 2004 and 2018, total non-farm employment in Rhode Island increased by 1.6 percent. During this time the sectors that experienced overall increases were Information, Financial Activities and Business Services, Educational and Health Services, and Leisure, Hospitality and Other Services which increased by 11.6 percent, 14.6 percent and 11.6 percent, respectively. In 2004, Rhode Island non-farm employment grew by a rate of 0.9 percent and then began increasing at decreasing rates of 0.5 percent, and 0.4 percent for 2005, and 2006 respectively. The first negative growth in non-farm employment came in 2007 and continued through 2010 with decreases of 0.3 percent, 2.2 percent, 4.4 percent and 0.3 percent, respectively.  In 2011 Rhode Island non-farm employment growth was 0.5 percent, the first growth in non-farm employment since 2006. In 2012 and 2013, Rhode Island non-farm employment grew by 1.1 percent and 1.3 percent, respectively. Job growth in 2014 reached its highest level during the period of 2004 to 2018 at 1.6 percent. This growth continued into 2015 at 1.3 percent before tapering off to 0.9 percent in 2016, 0.7 percent in 2017 and 0.6 percent in 2018. Eight consecutive years of job growth averaging 1.0 percent indicates that Rhode Island recovered all the jobs it lost in the Great Recession and added new jobs above this amount. Total non-farm employment of 496,200 in 2018 is an increase of 3,100 above the 2006 peak level of employment.

Non-farm Employment by Industry. Total non-farm employment increased by 3.2 percent during this period, and the composition of total employment changed markedly. Employment declined by 5.4 percent in manufacturing, construction, natural resources and mining, trade, transportation and utilities and government during this time. Meanwhile, employment for all other sectors increased 9.8 percent. The sector which saw the largest gain during this period was leisure, hospitality and other services, which grew by 10.8 percent. The Rhode Island economy underwent a significant restructuring during the 2008 to 2018 period, transforming further from a manufacturing and construction- based economy to a service-based economy.

The information, financial activities and business services sector, with 22.1 percent of the non-farm work force in 2018, is the largest employment sector in the Rhode Island economy, followed closely by educational and health services, 21.5 percent; leisure, hospitality and other services, 16.5 percent; trade, transportation and utilities, 15.6 percent; government, 12.3 percent; manufacturing, 8.1 percent; and construction, natural resources and mining, 3.9 percent.

Manufacturing Employment. Like many industrial states, Rhode Island has seen a steady diminution of its manufacturing jobs base over the last decade. There was, however, a notable expansion of employment by Rhode Island manufacturing establishments in the 2013 through 2015 period followed by a contraction in 2016 and a slight rebound in 2017. Total employment in the manufacturing sector declined between 2004 and 2018, falling by 29.3 percent, with steady declines of 2.9 percent in 2004, 3.5 percent in 2005, 4.2 percent in 2006, 3.8 percent in 2007, and 5.5 percent in 2008. Consistent with the overall contraction in the national economy, the rate of decline in Rhode Island manufacturing employment increased to 12.7 percent in 2009 before decelerating to 3.3 percent in 2010. Manufacturing for non-durable goods and durable goods declined or stayed the same in 2011 and 2012. Non-durable goods saw negative growth of 0.7 percent for 2011 and no growth for 2012. Durable goods saw negative growth of 0.8 percent in 2011 and 1.6 percent in 2012. In 2012, total manufacturing employment decreased by 1.0 percent.   In 2013, however, total manufacturing employment increased by 1.0 percent, marking the first year of growth in the 2004 through 2018 period. In 2014, growth in manufacturing employment accelerated to 2.0 percent followed by growth of 0.5 percent in 2015. In 2015, non-durable goods manufacturing employment grew by 1.3 percent whereas durable goods manufacturing employment was flat. In 2016, manufacturing employment for non-durable goods slightly increased by 0.7 percent but this increase was more than offset by a decline in durable goods manufacturing employment of 3.1 percent. The combined result was a negative growth rate of 1.7 percent in total manufacturing employment in 2016. In 2017, manufacturing employment had a growth rate of 0.2 percent as durable manufacturing employment grew by 0.4 percent and non-durable manufacturing employment remained flat. In 2018, total manufacturing employment decreased by 0.5 percent due to a sharp decrease in non-durable goods employment of 4.6 percent.

Despite a long-term decline in non-durable goods and durable goods manufacturing employment, the manufacturing sector continues to be a significant component in the State's gross domestic product, as evidenced by its production in terms of dollars. Employment levels at manufacturing establishments consistently fell between 2004 and 2012, grew from 2013 to 2015, experienced a slight downturn in 2016, and then rebounded in 2017 and 2018.

Unemployment. Rhode Island's unemployment rate from 2004 to 2005 was lower than that of the United States. From 2006 to 2016, Rhode Island's unemployment rate rose above the United States by an average of 1.4 percentage points. In 2017 Rhode Island's unemployment rate was the same as the United States.  In 2018, the State's unemployment rate was 4.1 percent, higher than national average by 0.2 percentage points and above the New England rate of 3.5 percent.

Unemployment Compensation Trust Fund. The unemployment insurance system is a federal-state cooperative program established by the Social Security Act and the Federal Unemployment Tax Act to provide benefits for eligible individuals when they are unemployed through no fault of their own. Benefits are paid from the Rhode Island Unemployment Compensation Trust Fund and financed through employer contributions.

Economic Base and Performance

From 2007 to 2017, growth in Rhode Island Gross Domestic Product ("GDP") was less than growth in United States GDP except for 2009 and 2015. Rhode Island GDP grew at a modest rate of 0.8 percent in 2009, which was greater than the negative 0.3 percent GDP growth in New England and the negative 2.1 percent GDP growth in the United States. In 2015, compared to United States and New England GDP growth rates, Rhode Island GDP had a growth rate that was higher than the former but lower than the latter. In 2017, Rhode Island had a 3.4 percent growth rate, which was above the New England growth rate of 3.3 percent and below the national growth rate of 4.1 percent.

Rhode Island GDP growth was substantially lower than that of New England and the United States during the onset of the Great Recession until 2009 when Rhode Island's GDP growth was greater than both the U.S. and New England. In 2010, Rhode Island GDP growth trailed the United States but was higher than New England. Rhode Island's GDP growth trailed that of New England and the United States in 2011, and 2012. In 2013 and 2014, Rhode Island GDP grew at a faster pace than New England but behind that of the nation. In 2015, Rhode Island GDP increased by 4.6 percent which was lower than the 5.3 percent growth rate of New England GDP but higher than the 4.0 percent growth rate of the US. In 2016, Rhode Island GDP increased by 2.3 percent, while New England GDP increased by 2.7 percent and the national GDP increased by 2.8 percent. In 2017, Rhode Island and New England had similar growth rates of approximately 3.3 percent, while the national GDP increased by 4.1 percent.

Economic Base and Performance - Sector Detail. The economy of Rhode Island is well diversified. Rhode Island experienced growth in most sectors from 2007 to 2017. The utilities, construction, and the information sectors are the only industries to experience GDP decline over this time frame. The largest growth occurred in the management, wholesale trade, and administrative and waste management services.

Finance, Insurance and Real Estate ("FIRE"). This is the largest sector of Rhode Island's economy in terms of number of dollars. FIRE contributed 26.1 percent of GDP in 2017. In 2017, FIRE accounted for $15.50 billion of the $59.46 billion total GDP. For the period 2007 to 2017 this sector expanded 34.4 percent.

Construction and Manufacturing. In 2017, construction and manufacturing was the fifth largest sector of Rhode Island's economy at $7.2 billion, or 12.1 percent of GDP. This sector increased by 5.6 percent from the 2007 level.

Government. At 13.2 percent of GDP in 2017, the government sector has grown at an average annual growth rate of 0.8 percent since 2007. Yet, due to the gains in other sectors, particularly FIRE, government contributes 1.8 percentage points less as a percentage of GDP in 2017 than it did in 2007. In 2007, the government sector accounted for 15.0 percent of GDP. This sector grew 1.6 percent in 2008, -2.3 percent in 2009, 3.4 percent in 2010, 2.9 percent in 2011, -0.3 percent in 2012, and -0.9 percent in 2013. This sector saw growth of 0.9 percent in 2014, 1.9 percent in 2015, 1.1 percent in 2016, and 0.1 percent in 2017. In 2017, the government sector contributed $7.80 billion to the total GDP.

Services. The services sector consists of professional and technical services, management services, administrative and waste services, educational, health care and social assistance, as well as other non-government services. Since 2007, services has remained an important sector accounting for 25.0 percent of Rhode Island GDP in 2017. From 2007 to 2017, the services sector has grown by 37.0 percent, indicating the continuing shift from Rhode Island's traditional manufacturing-based economy to a service-based economy.

International Trade and the Rhode Island Economy

Rhode Island products are exported throughout the United States and the world. The total value of all international shipments from Rhode Island in 2014 was $2.39 billion. This represented 4.4 percent of the 2014 Rhode Island GDP of $53.7 billion. In 2015, Rhode Island's exports decreased to $2.13 billion, a decrease of 10.7 percent when compared to 2014 levels. For 2016, Rhode Island's exports were valued at $2.28 billion or 4.0 percent of GDP. The year-over- year increase in Rhode Island exports was 6.8 percent in 2016. In 2017, Rhode Island's exports increased to $2.39 billion, which represents a 5.0 percent increase compared to 2016. In 2018, Rhode Island total exports increased further to $2.40 billion, which is equivalent to a 0.3 percent year-over-year increase.

In 2018, the most important exports were waste and scrap, 24.5 percent; miscellaneous manufactured commodities, 16.2 percent; chemicals, 14.8 percent; primary metal manufacturing, 8.3 percent; computers and electronic products, 7.2 percent; machinery, except electrical, 5.5 percent; electrical equipment, appliances and component, 5.0 percent; and all other exports, 18.4 percent.

Housing

In 2004, there was an increase of 0.2 percent in housing permits issued in Rhode Island followed by a 17.9 percent increase in 2005. Authorized housing permits in Rhode Island started to decrease until 2012, when there was an increase of 5.0 percent. In the same year, the number of housing permits authorized increased by 35.5 percent in New England and 32.9 percent in the United States, representing the highest growth rates seen in the period of 2004 through 2018 for both regions. The number of total housing permits authorized in 2013 increased for Rhode Island, New England, and the United States by 13.5 percent, 19.1 percent and 19.4 percent, respectively. In 2014, authorized housing permits increased by 4.7 percent in Rhode Island, 1.3 percent in New England, and 6.2 percent in the United States. In 2015, authorized housing permits fell by 2.8 percent in Rhode Island, while increasing in both New England and the U.S. In 2016, the number of housing permits in Rhode Island differed from regional and national trends once again with an increase in number of permits authorized of 15.9 percent, while permits authorized fell by 11.0 percent in New England and grew modestly at 2.0 percent in the United States. In 2018, the number of housing permits in Rhode Island increased by 2.4 percent, slightly greater than the 2.3 percent increase in the United States, while the number of permits authorized fell by 7.1 percent in New England.

The Rhode Island home price index increased relative to the U.S. average from 2004 through 2005, hitting a peak of 166.7 percent in 2005. Since then, the Rhode Island home price index has stayed above the U.S. home price index but has declined in nominal percent terms. In 2018, the ratio of the Rhode Island home price index to the U.S. home price index stood at 133.1 percent.

Military Contracts

According to usaspending.gov, the United States transparency portal on federal government spending, military contracts awarded to companies located in the State of Rhode Island in 2003 totaled $490 million. In the 2004 through 2006 period, Department of Defense ("DOD") contracts awarded to Rhode Island companies ranged from $411 million to $458 million. In 2007, defense contract awards to Rhode Island firms eclipsed $500 million for the first time at $594 million and have remained above $600 million each year thereafter until 2015. In 2011, DOD awarded contracts to Rhode Island businesses of $800 million, the first time that milestone was attained. In 2012 and 2013, the value of defense contracts received by Rhode Island companies fell back below $700 million, but rebounded to $826 million in 2014, the highest nominal amount ever. A decline to $592 million followed in 2015, with a slight rebound to $640 million in 2016, with another decline to $455 million in 2017. In 2018, the total military contracts awarded to Rhode Island companies slightly increased to $463 million.

Rhode Island's DOD contract awards as a percentage of total U.S. contract awards declined from 2004 to 2006 when it bottomed out at 0.15 percent. Since 2006, Rhode Island's share of total DOD contract awards has risen incrementally, with the exception of 2012, reaching a near peak of 0.29 percent in 2014 and falling to 0.14 percent in 2018. Since 2004, Rhode Island's share of New England DOD contract awards has increased from 2.4 percent to 3.15 percent of such awards in 2014. In 2015 and 2016, the percentage of Rhode Island awards as a share of New England fell to 2.38 percent and 2.34 percent, respectively. Awards fell further to 1.68 percent in 2017 and to 1.48 percent in 2018.

Human Resources

Public Elementary and Secondary Education. The availability of a skilled and well-educated population is an important resource for Rhode Island. Rhode Island's financial commitment to education compares favorably with the United States. Although spending on education is not necessarily an indication of results, it is important to note that Rhode Island spends more per pupil than the national average on elementary and secondary education. In fact, per pupil spending in Rhode Island has been significantly higher than the national average since 2000. The ratio of Rhode Island spending to the national average has varied from 128.0 percent in the 2000- 2001 school year to a high of 145.2 percent in 2011-12. For the 2012-13 academic year Rhode Island spent 40.6 percent more on public elementary and secondary education than the United States. During the 2013-14 academic year Rhode Island spent 41.2 percent more on public elementary and secondary education than the United States average. In the 2014-2015 academic year, the most recent year for which data are available, Rhode Island spent $17,151 per pupil, $4,927 more than the per pupil national average of $12,224, and 1.2% more than the State spent in the 2013- 2014 academic year.

For the academic year 2014-2015, Rhode Island per pupil expenditures were the ninth highest in the nation and fourth highest in New England, trailing Vermont, Connecticut, and Massachusetts.

Public and Private Post-Secondary Education. Growth in educational attainment for Rhode Islanders is important for productivity gains along with ensuring the trend towards a more educated labor force. During the time period between the 2001-2002 and 2015-2016 academic years, Rhode Island experienced growth in the number of college degrees conferred in each year except 2009-2010. This corresponds to a year when the U.S. economy was in recession, which likely impacted out-of-state enrollment at Rhode Island's colleges and universities. Over this 15- year period, the average rate of growth in degrees conferred by Rhode Island institutions of higher education has been 1.8 percent. This compares to an average rate of growth in degrees conferred by U.S. colleges and universities of 3.2 percent for the same period, a difference of 1.4 percentage points. Rhode Island's growth rate in degrees conferred lagged that of the United States for 11 of the 15 academic years for which data are available. In the 2012- 2013 academic year, Rhode Island institutions of higher education conferred 1.9 percent more degrees than in the 2011-2012 academic year, a rate of growth that exceeded the rate of growth for the United States by 1.0 percentage point. In the 2013-2014 academic year, Rhode Island growth rate of degrees conferred was 2.2 percent which was higher than the 0.9 percent U.S. growth rate. In the 2014-2015 academic year, there was a slight growth of 0.1 percent, compared to the previous academic year, but this is 0.9 percent less than the U.S. average. In 2015-2016, the Rhode Island growth rate was 0.2 percent, which was still below the U.S. growth rate of 1.2 percent.

According to the U.S. Department of Education's National Center for Education Statistics, in fall 2016 the total enrollment of part-time and full-time students in Rhode Island institutions of higher education was 83,348, an increase of 1.3 percent from fall 2015. This marks the first time in the past five years that fall enrollment at Rhode Island institutions of higher education has increased. This increase is a departure from recent trends seen in the United States as a whole. Prior to fall 2011, total fall enrollment at Rhode Island colleges and universities had increased every year since 2000. Relative to the United States, Rhode Island' s growth rate has lagged the United States total fall enrollment growth rate except for in 2003, 2005, 2012, 2013, 2014, and 2017. Despite the lack of growth in degrees conferred in recent years, Rhode Island's degree-holding population increased since 2012. From 2012 to 2017, Rhode Island's population age 25 or higher holding at least a Bachelor's degree increased 1.9 percentage points to 33.4 percent of the total population. Although, comparing 2017 to 2016, Rhode Island saw a 0.7 percentage point decrease in the amount of degree holders, while the United States and New England both saw increases in the amount of degree holders.

Economy

The May 2019 Revenue Estimating Conference ("REC ") resulted in updated revenue estimates for FY 2019 and FY 2020. Based on collection trends through April and the revised economic forecast, the Conference increased the FY 2019 estimate by $24.8 million, from the November estimate of $3,993.1 million to $4,017.9 million.

The Conference estimated FY 2020 revenues at $3,952.5 million, which is $2.2 million more than the November estimate and $65.5 million less than the FY 2019 revised estimate. However, the FY 2020 estimate excludes the hospital licensing fee ($180.8 million in FY2019) which cannot be included because it is enacted annually, and revenue estimates may only be based upon current law. This fee is renewed on a year-to-year basis and has been extended each year since its inception.

IHS Markit economists estimated gross domestic product would grow 2.3 percent in 2019 while slowing to 2.1 percent in 2020. These rates are primarily supported by strong domestic demand activity with personal consumption expenditure growth in 2020 of 2.9 percent and business fixed investment increasing by 3.6 percent. IHS Markit economists testified that the "fiscal boost" from the federal Tax Cuts and Jobs Act and the recent federal budget bill remains but is fading and that the overall GDP growth associated with the tax cuts for 2018 and 2019 was 0.9 percent combined. IHS Markit economists testified that U.S. equities remain very strong and are near a cyclical peak.  IHS Markit economists noted that consumer sentiment also remains high.

IHS Markit economists indicated that the GDP growth will continue to drive the labor market trends. Nationally, the unemployment rate will stay below the natural rate of unemployment (4.5 percent), dropping to the 3.5 percent range by mid-2019. It was noted that the out-year forecast, however, has the unemployment rate increasing to the natural rate, or the non-accelerating inflation rate of unemployment (NAIRU), within five years or less. It was indicated that this is significant because it correlates with economic contraction. IHS Markit economists noted that every time this occurred over the last 50 years the country experienced a recession.

It was noted that other identified risks include domestic trade policy uncertainty, an upturn in energy prices, rising interest rates, a tight mortgage lending environment, as well as global growth uncertainty with Brexit, Euro splintering, the slowdown of the Chinese economy, and geopolitical concerns with Iran and North Korea.

With respect to the Rhode Island economy, IHS Markit economists reported that real gross state product is projected to grow an average of 1.5 percent per year between 2018 and 2023. Real personal income growth is projected to grow an average of 1.7 percent per year over the same period.

IHS Markit economists explained that private-sector payrolls is expected to grow 0.8 percent from the first quarter of 2019 to the first quarter of 2021, translating to a net gain of approximately 7,300 jobs. It was noted that, overall, payrolls are projected to expand 0.3 percent per year on average between 2018 and 2023 (ranking 43rd in the U.S.). Professional/business services will represent the most significant growth, with 70.0 percent of the gains. It was noted that manufacturing payrolls are forecasted to contract over eight quarters beginning in March 2019, but will be offset by an hourly wage growth of 3.0 percent per quarter. The construction and healthcare sectors were cited as sources of new jobs. Per capita expenditures on healthcare are forecasted to grow by 4.9 percent per year in RI through 2023, which in tum will push employment gains in this sector. According to IHS Markit, construction will be another sector contributing to employment growth. Payrolls in this sector are projected to increase by 2.6 percent per year on average through 2023.

IHS Market economists explained that private-sector payrolls are expected to grow 0.8 percent from the first quarter of 2019 to the first quarter of 2021, translating to a net gain of approximately 7,300 jobs. Under the same comparison Maine, Massachusetts, and New Hampshire are all showing signs of expanding employment while Vermont and Connecticut are starting to slip.

IHS Markit economists noted, however, that a significant factor impacting the recent job loss data was a "large and abrupt" decline in one labor market category. In the first three months of 2019 the administrative support/waste management sector lost 3,200 jobs year-to-date.  They explained that this sector can be very volatile from quarter to quarter. Nonetheless, they said that after factoring out this category, many sectors across the Rhode Island economy showed little growth or losses, indicating a "sluggish/stagnant growth situation."

IHS Markit economists also spoke about the state's housing market. They testified that that housing dropped 9.7 percent in 2019 as compared to the previous year. This weakness in housing supply growth is attributable to shortages in labor and developed lots, along with increased construction costs. Nonetheless, IHS Markit forecasts housing activity to increase over the next several years, with total housing starts projected to reach 1,250-1,300 units annually by 2022 (with the annual rate holding steading beyond that through 2025). According to IHS Markit, the key obstacle to the State's ability to sustain growth in building activity is the state's demographics. Low levels of household formation and population growth significantly depress the forecast for home building.

IHS Markit economists also reported that according to the U.S. Census Bureau, Rhode Island's population grew only 0.1 percent from 2017 to 2018 to reach approximately 1.057 million. IHS Markit forecasts an anemic population and labor force growth over the foreseeable future. Both indicators are projected to only grow by 0.1 percent per year on average over the next ten years, rates that place Rhode Island among the lowest in the country. This slow growth will remain a significant drag on the economy.

DLT reported that as of March 2019, 3.8 percent of Rhode Island residents are unemployed, down 0.4 percent from the previous year. The unemployment rate for those ages 25 to 54 was 3.0 percent as of March 2019, a considerable decline from the 2009 rate of 9.9 percent. It was noted that as of March 2019, there are 21,200 unemployed Rhode Islanders, down 2,300 from March 2018 but down 42,900 from the recession high of 64,100 in June and July of 2010.

Testimony also indicated that the March 2019 labor force of 554,100 is 20,600 less than the peak of 574,700 in December 2006. DLT reported that the employment level is at its highest since May 1989. DLT explained that the labor force has remained low despite record levels of employment because of the State's slow growing, aging population. The prime working age population (25-54) has decreased by 50,000 between 2006 and 2018 and the number of younger workers (16-24) is down 12,000 over the same period.

DLT reported that there were an estimated 494,000 jobs in March 2019, down 1,000 from last year and 2,800 from the State's new record high of 497,000 set in December of 2018. Of those, 27.8 percent were in positions paying less than $35,000 a year, 45.0 percent were in jobs paying between $35,000 and $59,999 and 27.3 percent were in jobs paying $60,000 or more.

Revenues

Taxes.  Revenues from taxes in FY 2019 are estimated to increase 2.5 percent over the prior year. Total estimated tax revenues for FY 2019 of $3,175.6 million increased by $8.9 million, or 0.3 percent, above the November 2018 estimate of $3,166.7 million. FY 2020 total estimated taxes are $3,271.9 million, which is $7.8 million, or 0.2 percent, below the adopted November 2018 estimate.

Personal Income Tax.  The personal income tax estimates of $1,384.0 million for FY 2019 and $1,426.8 million for FY 2020 represent annual growth rates of 2.9 percent and 3.1 percent, respectively. The FY 2019 revised estimate is $3.3 million more than previously estimated. The FY 2020 estimate is $1.5 million below the November estimate and $42.8 million above the revised FY 2019 estimate.

Business Taxes.  The conferees estimated total business taxes of $449.1 million in FY 2019 and $460.2 million in FY 2020. The adopted FY 2019 estimate represents an increase from FY 2018 collections of 1.5 percent. The FY 2020 estimate is 2.5 percent over the FY 2019 revised estimate. The estimates for FY 2019 and FY 2020 are $10.8 million less and $22.7 million less than assumed in November, respectively.

Sales and Use Taxes.  Sales tax, the bulk of the consumption taxes, is estimated at $1,117.6 million for FY 2019 and $1,172.9 million for FY 2020. The FY 2019 estimate increased by $6.6 million from the November consensus, while the FY 2020 is up $15.9 million. The FY 2020 estimate is $55.3 million more than the revised FY 2019 consensus estimate, an increase of 4.9 percent. The FY 2020 estimate includes the impact of legislation signed into law in March 2019 which requires that sales tax be remitted by remote sellers and online marketplaces. This legislation is expected to increase sales tax revenue by $11.6 million in FY 2020.

Excise Taxes Other Than Sales and Use Taxes.  The conferees estimate $161.6 million for revised FY 2019 and $159.4 million for FY 2020 from excise taxes other than sales and use taxes. These taxes include motor vehicle license and registration fees, cigarettes taxes, and alcohol taxes. The FY 2019 revised estimate is $26.0 million, or 13.9 percent, below the prior year, and $1.2 million less than the November estimate. The prior year decline reflects the final shift of the motor vehicle fees to the transportation fund. The total FY 2020 estimate decreases by $2.2 million, or 1.4 percent, from the revised estimate for FY 2019.

Other Taxes.  The inheritance and gift, racing and athletics, and realty transfer taxes are estimated to produce $63.3 million in FY 2019 and $52.6 million in FY 2020. The FY 2019 revised estimate is $2.0 million less than the previous year.  The FY 2020 estimate for total other taxes is $10.7 million less than the FY 2019 revised estimate, reflecting the exclusion of the unusual activity in inheritance taxes.

Other Revenues.  Other sources of revenue include transfers to the general fund from unclaimed property, departmental receipts, lottery, and other miscellaneous sources.  These are estimated to produce $842.3 million in FY 2019 and $680.6 million in FY 2020. The FY 2019 amount is $31.8 million above the previous year.

Departmental Receipts.  The conferees adopted estimates of $421.0 million for FY 2019 and $251.0 million for FY 2020 from licenses and fees, fines and penalties, sales and services, and miscellaneous departmental receipts that are deposited as general revenues. The FY 2019 revised estimate is $23.4 million greater than the previous year.

The FY 2020 estimate is $170.0 million less than the revised FY 2019 estimate, primarily due to the end of the hospital licensing fee, which is estimated to produce $180.8 million in FY 2019. This fee is renewed on a year-to-year basis and has been extended each year since its inception. The estimators, however, must estimate revenues consistent with current law under which no fee is yet authorized for FY 2020. FY 2020 departmental revenues are projected to be $10.8 million above the revised FY 2019 estimate, excluding the hospital licensing fee.

Lottery Transfer. The lottery transfer is estimated to produce general revenue of $400.1 million in FY 2019, with $317.5 million generated from the video lottery terminals installed at Twin River Lincoln and Tiverton; $59.8 million derived from combined games, which includes PowerBall, Mega Millions, scratch tickets, and Keno; $20.6 million in net revenues received from the table games; and, $2.2 million from sports betting at the State's two casinos. The FY 2019 revised estimate is $35.1 million above the FY 2018 transfer.

The estimated transfer is $412.8 million for FY 2020, with $309.5 million derived from video lottery terminals, $60.7 million from combined games, $19.9 million from the table games at in both Lincoln and Tiverton facilities, and $22.7 million from sports betting. The FY 2020 lottery transfer is projected to be $12.7 million above the revised FY 2019 estimate.

The sports betting estimate includes mobile sports betting, which is anticipated to start September 15, 2019. The "games" estimate includes $0.9 million from the Lottery's plans to offer Keno and other traditional lottery products on mobile devices by January 31, 2020.

Other Sources.  Other source revenue consists of transfers to the general fund from unclaimed property and other miscellaneous sources. These are estimated to produce $21.2 million in FY 2019 and $16.8 million in FY 2020. The FY 2019 amount is $26.7 million less than the previous year due to one-time transfers in FY 2018. FY 2019 also includes transfers that are not expected to repeat in FY 2020.

Budget Procedures

The State budget of revenues and appropriations is adopted annually by the General Assembly  and is prepared for submission to the General Assembly, under the supervision of the Governor, by the State

Budget Officer within the Office of Management and Budget in the Department of Administration. Preparation and submission of the budget is governed by both the State Constitution and the Rhode Island General Laws (RIGL), which provide various limitations on the powers of the General Assembly and certain guidelines designed to maintain fiscal responsibility.

According to Article IX Section 15 of the Rhode Island Constitution and RIGL Section 35-3-7, the Governor must present spending recommendations to the General Assembly for the next fiscal year on or before the third Thursday in January, unless extended by statute. The budget contains a complete plan of estimated revenues and proposed expenditures, with a personnel supplement detailing the number and titles of positions of each agency and estimates of personnel costs for the current and next fiscal years.

The budget as proposed by the Governor is considered by the General Assembly. Under State  law, the General Assembly may increase, decrease, alter or strike out any items in the budget, provided that such action may not cause an excess of appropriations for expenditures over expected revenue receipts. No appropriation in excess of budget recommendations may be made by the General Assembly unless it shall provide the necessary additional revenue to cover such appropriations. The Governor may veto legislative appropriations bills. However, the Governor does not have line-item veto authority. The General Assembly may override any veto by a 3/5 vote of the members present and voting of each of the houses of the General Assembly. Supplemental appropriation measures for the current fiscal year shall be submitted by the Governor to the General Assembly on or before the third Thursday in January. Supplemental appropriations by the General Assembly must be supported by additional revenues and are subject to the Constitutional limitation on State expenditures discussed below.

The RIGL provide that, if the General Assembly fails to pass the annual appropriation bill, the same amounts as were appropriated in the prior fiscal year shall be automatically available for expenditure, subject to monthly or quarterly allotments as determined by the State Budget Officer. Expenditures for general obligation bond indebtedness of the State shall be made as required regardless of the passage of the annual budget or the amount provided for in the prior fiscal year.

The budget as submitted by the Governor is required to contain a statement of receipts and expenditures  for the  current  fiscal year, the budget  year  (next  fiscal year),  and two prior  fiscal  years. Receipt estimates for the current year and budget year are those adopted by the State Revenue Estimating Conference ("REC"), as adjusted by any change to rates recommended by the Governor and/or enacted by the General Assembly.

In addition to the preparation of the budget, the State Budget Officer is also authorized and directed by the RIGL: (a) to exercise budgetary control over all State departments; (b) to operate an appropriation allotment system; (c) to develop long-term activity and financial programs, particularly capital improvement programs; (d) to approve or disapprove all requests for new personnel; and (e) to prepare annually a five-year financial projection of anticipated general revenue receipts and expenditures, including detail of principal revenue sources and expenditures by major program areas which shall be included in the budget submitted to the General Assembly.

The State has a Budget Reserve and Cash Stabilization Account which, under the Rhode Island Constitution, may be called upon only in an emergency involving the health, safety, or welfare of the  State or in the event of an unanticipated deficit caused by a shortfall in general revenue receipts. Such reserve account is capped at 5% of General Fund revenues. The reserve account is funded by limiting annual appropriations to 97% of estimated revenues. When the Budget Reserve and Cash Stabilization Account has reached its maximum, the excess contribution flows to the Rhode Island Capital Plan Fund for capital projects. If funds are withdrawn, the Budget Reserve and Cash Stabilization Account is replenished through the funding formula provided for in the Constitution, and the RIGL require that the repayment be made to the Rhode Island Capital Plan Fund in the next fiscal year.

The balance of the Budget Reserve and Cash Stabilization Account at the end of FY 2018 was
$198.5 million according to final closing documents of the State Controller issued on January 7, 2019. The projected balance at the end of FY 2019 per the Governor's recommended revised budget is $203.1 million.

Financial Controls

Internal financial controls utilized by the State consist principally of statutory restrictions on the expenditure of funds more than appropriations, the supervisory powers and functions exercised by the Department of Administration and the accounting and audit controls maintained by the State Controller and the Office of Internal Audit. Statutory restrictions include the requirement that all bills or resolutions introduced in the General Assembly which, if passed, would influence State or local revenues or expenditures (unless the bill includes the appropriation of a specific dollar amount) must be accompanied by a "fiscal note", which sets forth such effect. Bills impacting State finances are forwarded to the State Budget Officer, who determines the agency, or agencies, affected by the bill and is responsible, in cooperation with such agencies, for the preparation of the fiscal note. The DOR's Division of Municipal Finance is responsible for the preparation of fiscal notes for bills affecting cities and towns.

The Department of Administration/State Budget Office is required by law to produce quarterly reports to be made public that incorporate actual expenditures, encumbrances, and revenues compared with the projected revenues and appropriations. The reports also contain a projection of the fiscal year- end balance.

The State Controller is required by law to administer a comprehensive accounting system that will classify the transactions of State departments in accordance with the budget plan, to prescribe a uniform financial, accounting and cost accounting system for State departments and to approve all orders for disbursement of funds from the State treasury.  In addition to his or her other duties, the Controller   is required to prepare monthly statements of receipts and quarterly statements of disbursements in comparison with estimates of revenue and allotments of appropriations.

The General Treasurer is responsible for the deposit of cash receipts, the payment of sums, as may be required from time to time and upon due authorization from the State Controller, and, as Chair of the State Investment Commission, the investment of all monies in the State fund structure, as directed by the State Investment Commission. Major emphasis is placed by the General Treasurer on cash management in order to ensure that there is adequate cash on hand to meet the obligations of the State as they arise.

The General Treasurer is responsible for the investment of certain funds and accounts of the State on a day-to-day basis. The State treasury balance is determined daily. In addition, the General Treasurer  is the custodian of certain other funds and accounts and, in conjunction with the State Investment Commission, invests the amounts on deposit in such funds and accounts, including but not limited to the State Employees' and Teachers' Retirement Trust Fund and the Municipal Employees' Retirement Trust Fund. The General Treasurer submits a report to the General Assembly at the close of each fiscal year on the performance of the State's investments.

The Finance Committee of the House of Representatives is required by law to provide for a complete post-audit of the financial transactions and accounts of the State on an annual basis, which must be performed by the Auditor General, who is appointed by the Joint Committee on Legislative Services of the General Assembly. This post-audit is performed traditionally on the basis of financial statements prepared by the State Controller in accordance with the requirements of the GASB with specific attention to the violation of laws within the scope of the audit, illegal or improper expenditures or accounting procedures and recommendations for accounting and fiscal controls. The Auditor General also performs an audit of the State's compliance with federal program requirements pursuant to the federal Single Audit Act. The Auditor General also has the power, when directed by the Joint Committee, to make post-audits and performance audits of all State and local public bodies or any private entity receiving State funds.

State Government Organization

General Information

The State of Rhode Island is governed by its Constitution, the present form of which was adopted by the electorate in 1986 reflecting a comprehensive restatement to replace archaic language and to delete repealed provisions of the 1843 Constitution, as well as various other amendments.  Under the State Constitution, the powers of the government are divided into three branches: legislative, executive and judicial.

Legislative Branch

The legislative power of the government of the State of Rhode Island (the "State") is vested in the General Assembly, which consists of a 38-member Senate and a 75-member House of Representatives. The Rhode Island Constitution provides that the Senate and the House of Representatives shall be constituted based on population and the senatorial and representative districts shall be as nearly equal in population and as compact in territory as possible. All members of the General Assembly are elected biennially from senatorial and representative districts and are not subject to term limits. The General Assembly meets annually beginning on the first Tuesday in January. The concurrence of the two houses of the General Assembly is necessary for the enactment of laws.

Executive Branch

The chief executive power of the State is vested in the Governor and, by succession, the Lieutenant Governor. Each is elected for four (4) year terms. The Governor is primarily responsible for the faithful execution of laws enacted by the General Assembly and for the administration of State government through the Executive Department. Under the State Constitution, the Governor is granted the power to veto any act adopted by the General Assembly, provided, however, that any such veto can be overridden by a 3/5 vote of the members present and voting of each of the houses of the General Assembly.  The Governor does not have any power of line-item veto.

The State Constitution also provides for the election of three additional general State Officers: the Attorney General, the Secretary of State and the General Treasurer. The Attorney General represents the State with regard to the investigation, prosecution, and trial of all felony matters, misdemeanor cases, and appellate matters within its jurisdiction. The Secretary of State administers activities related to elections, legislative records, archives and the distribution and exchange of official State documents. The General Treasurer is responsible for overseeing the investment of State funds, managing the State Retirement System, the Crime Victim Compensation Program and the Unclaimed Property Program, and the payment of employees and vendors that provide goods and/or services to the State. All general State Officers are limited to serving two four-year terms in office.

Judicial Branch

The judicial power of the State is vested in the Supreme Court and such lower courts as are established by the General Assembly. The Supreme Court, appointed by the Governor and confirmed by the

Senate and the House of Representatives, has final revisory and appellate jurisdiction upon all questions of law and equity. The General Assembly has also established a Superior Court, a Family  Court, a District Court, a Workers' Compensation Court, a State Traffic Tribunal, and certain municipal courts in various cities and towns in the State.

Independent Authorities, Agencies and Public Corporations

The General Assembly from time to time has authorized the creation of certain independent authorities, agencies, commissions, public or quasi-public corporations, and fire districts and other special districts to carry out specific governmental functions, herein generally referred to as "public corporations." In certain cases, bonds and other debt obligations issued by these entities are supported by State general fund appropriations, State guarantees or a moral obligation of the State to seek appropriations for debt service. In other cases, such entities, although empowered to issue bonds, may not pledge the financial support of the State and, therefore, these bonds are not general, legal or moral obligations.

I-195 Redevelopment District Commission. The I-195 Redevelopment Act of 2011, Chapter 64 of Title 42 of the RIGL, created the I-195 Redevelopment District Commission (the "I-195 Commission") as a subsidiary of the Rhode Island Commerce Corporation ("Commerce RI") and authorized the I-195 Commission to purchase I-195 surplus land from the Rhode Island Department of Transportation ("RIDOT"). The seven member I-195 Commission is authorized to plan, implement, administer and oversee the redevelopment of the I-195 surplus properties.

Narragansett Bay Commission. The Narragansett Bay Commission ("NBC") was created in 1980 pursuant to Chapter 25 of Title 46 of the RIGL. NBC is authorized to acquire, operate and upgrade the metropolitan Providence wastewater collection and treatment facilities including through the issuance of revenue bonds and notes. Obligations of NBC are payable solely from the revenues or assets of NBC.
Rhode Island Commerce Corporation. Commerce RI is a public corporation and political subdivision of the State and is the official economic development organization for the State. Commerce RI is governed by Chapter 64, Title 42 of the RIGL. The board is composed of thirteen (13) members, with the Governor serving as Chair. Commerce RI oversees the development and implementation of  many State-level economic development initiatives. Certain activities are carried out through subsidiary corporations, including the Quonset Development Corporation which operates the Quonset Point/Davisville Industrial Park and the Rhode Island Airport Corporation which operates the State's airports.

Rhode Island Convention Center Authority. The Rhode Island Convention Center Authority ("RICCA") was created in 1987, under Chapter 99, Title 42 of the RIGL for the purpose of acquiring, constructing, managing and operating a convention center and related facilities.

Rhode Island Health and Educational Building Corporation. The Rhode Island Health and Educational Building Corporation ("RIHEBC") was created under Chapter 38.1, Title 45 of the RIGL to assist public and private colleges, universities, schools and educational institutions in the State with the financing of educational facilities, and to assist public and private hospitals and healthcare facilities in the State with the financing of health care facilities. The FY 2016 Appropriations Act created the School Building Authority under the Department of Elementary and Secondary Education, but RIHEBC is responsible for the financial management of the Authority and the processing of loans or grants to municipalities for school construction projects.

Rhode Island Division of Higher Education Assistance. The Rhode Island Division of Higher Education Assistance ("RIDHEA") was created pursuant to Chapter 57, Title 16 of the RIGL for the purpose of guaranteeing eligible loans to students and parents of students attending eligible institutions and of administering other programs of post-secondary student financial assistance as assigned by law (e.g. Rhode

Island State Scholarship/Grant Program and College Bound.fund®, Rhode Island's IRS Section 529 college savings program). RIDHEA was created in 2015 to replace the Rhode Island Higher Education Assistance Authority and assume its powers and obligations, with some functions transferred to the General Treasurer's Office. Guarantees made by RIDHEA are payable solely from the revenues and assets of RIDHEA.

Rhode Island Housing and Mortgage Finance Corporation. The Rhode Island Housing and Mortgage Finance Corporation ("RI Housing") is a public corporation and instrumentality of the State created in 1973 under Chapter 55, Title 42 of the RIGL to assist in the construction and financing of low and moderate income housing and health care facilities in the State.

Rhode Island Industrial Facilities Corporation. The Rhode Island Industrial Facilities Corporation ("RIIFC") was established under Chapter 37.1, Title 45 of the RIGL to finance the following types of projects: (a) manufacturing, warehousing, or other industrial or commercial purposes, pollution abatement or control; (b) railroad rolling stock and vehicles for the transportation of freight; (c) marine craft and machinery, equipment and gear used in the fishing industry; (d) machinery and equipment of  any marine craft for research or other uses which are an integral part of a land-based industrial concern; (e) existing building, machinery and equipment for projects which qualify for a loan guarantee through RII-RBA (discussed below); and (f) "recreational project" under the loan guarantee program of RII-RBA.

Rhode Island Industrial-Recreational Building Authority. The Rhode Island Industrial- Recreational Building Authority ("RII-RBA") was created  in 1958,  pursuant  to legislation  under  Chapter  34, Title 42 of the RIGL  and subsequent  voter referendum  to merge the Recreational  Building  Authority  and the Industrial Building Authority. The RII-RBA is a body authorized to insure eligible mortgages for facilities used for manufacturing, processing, recreation, research, warehousing, retail,  and  wholesale  or  office  operations.

Rhode Island Infrastructure Bank. Pursuant to Chapter 12.2 of Title 46 of the RIGL, the Rhode Island Infrastructure Bank ("RIIB") was created to assist local government units and other eligible borrowers in financing water pollution control facility capital improvements, drinking water capital improvements, municipal road and bridge projects, energy efficiency and renewable energy projects, brownfield remediation projects, and other projects for which the RIIB is authorized to provide financial assistance.

Rhode Island Public Rail Corporation. The Public Rail Corporation (the "Public Rail Corporation") was established in 1982 pursuant to Chapter 64.2 of Title 42 of the RIGL for the purpose of enhancing and preserving the viability of commuter transit and railroad freight operations  in the State.

Rhode Island Public Transit Authority. The Rhode Island Public Transit Authority ("RIPTA") was created under Chapter 18, Title 39 of the RIGL in 1964 in response to the continuing financial difficulties being experienced by private bus transportation companies in the State resulting in the disruption of service. RIPTA has expanded its operations statewide and at fiscal year ended June 30, 2018 operated a fleet of approximately 238 buses and 95 vans carrying approximately 16.7 million passengers annually.

Rhode Island Resource Recovery Corporation. The Rhode Island Resource Recovery Corporation ("RIRRC"), was established in 1974 under Chapter 19, Title 23 of the RIGL for the purpose of assisting municipalities in solving their waste disposal problems and for developing a more suitable alternative approach to overall solid waste disposal through implementation of a resource recovery program.

Rhode Island Student Loan Authority. The Rhode Island Student Loan Authority ("RISLA")  was created in 1981 under Chapter 62, Title 16 of the RIGL, for the purpose of increasing the supply of loans made to students and their families to finance the cost of obtaining a post-secondary education. Obligations of RISLA are payable solely from the revenues or assets of RISLA.

Rhode Island Turnpike and Bridge Authority. Created in 1954 pursuant to Chapter 12, Title 24 of the RIGL, the Rhode Island Turnpike and Bridge Authority ("RITBA") was established to construct certain bridges and transportation facilities in the State. RITBA finances the renovation, repair, and improvement of certain bridges and other facilities for which it is responsible pursuant to State law.

Tobacco Settlement Financing Corporation. The Tobacco Settlement Financing Corporation ("TSFC") was created in 2002 pursuant to Chapter 133 of Title 42 of the RIGL to finance the acquisition from the State of its rights in the moneys due under (i) the Master Settlement Agreement, dated November 23, 1998, among the attorneys general of 46 states, the District of Columbia, the Commonwealth of Puerto Rico, Guam, the U.S. Virgin Islands, American Samoa and the Territory of the Northern Marianas and Philip Morris Incorporated, R.J. Reynolds Tobacco Company, Brown & Williamson Tobacco Corporation and Lorillard Tobacco Company (the "MSA") and (ii) the Consent Decree and Final Judgment of the Rhode Island Superior Court for Providence County dated December 17, 1998, as amended or modified, in the class action styled State of Rhode Island v. American Tobacco, Inc., et al., including the rights of the State to receive the moneys due to it thereunder (the "Tobacco Receipts"). TSFC Bonds are secured solely by and are payable solely from the Tobacco Receipts sold to TSFC and other monies of TSFC.

Local Government

There are thirty-nine (39) cities and towns in Rhode Island that exercise the functions of local general government. Although there are five (5) counties in Rhode Island, there is no county  governmental structure in the State. Local executive power is generally placed in a mayor, or administrator/manager form of government, and legislative power is vested in either a city or town council. The State Constitution provides municipalities with the right of self-government in all local matters through the adoption of a "home rule" charter, but the power of municipalities to levy, assess and collect taxes, or borrow money, is specifically authorized by the General Assembly. Except for matters that are reserved exclusively to the General Assembly, such as taxation and elections, the State Constitution restricts the power of the General Assembly on actions relating to the property, affairs and government of any municipality that has adopted a "home rule" charter, to general laws that are applicable to all municipalities and do not affect the form of government. For example, Section 44-35-10 of the RIGL requires every city and town to adopt a balanced budget for each fiscal year. Except when exercising its reserved powers, the General Assembly can adopt special legislation that affects the property, affairs or government of a particular home rule charter municipality, only if such legislative action is approved by a majority of the voters of the affected municipality. Local governments rely principally upon real property and tangible personal property taxes, automobile excise taxes, and State aid for provision of revenue.

Status of Pension and OPEB Plans Administered by Municipalities

The Office of the Auditor General completed an initial review in 2007 of the fiscal health of the various locally-administered defined benefit pension plans covering Rhode Island municipal employees. Updated reviews have been completed in March 2010 and September 2011, which also includes an assessment of the status of other post-employment benefit plans offered by municipalities. Twenty-four communities have created 36 pension plans, which they administer for their employees. The State Auditor General considered 23 locally administered pension plans to be at risk, twelve were considered most at risk because the plans were significantly underfunded and annual contributions were significantly less than annual required amounts. The collective funded ratio of the plans decreased from 43%, as reported in March 2010 to 40%, as reported in the September 2011 update. Total assets collectively held by these 36 pension plans were $1.4 billion (as reported in their fiscal 2010 audit reports or more current valuations when available). The collective unfunded actuarial liability for future benefits under these locally-administered plans was approximately $2.1 billion (as of the most recent actuarial valuation referenced in their June 30, 2010 financial statements or more current valuations when available).

The Office of the Auditor General's September 2011 report further summarized the status of other postemployment benefit ("OPEB") plans administered by municipalities for their employees. The actuarial value of assets held by these plans was $27.5 million and the collective unfunded actuarial accrued liability for future benefits was nearly $3.5 billion (as of the most recent actuarial valuation referenced in their June 30, 2010 financial statements). The collective funded ratio of the locally-administered OPEB plans was less than 1%. The State Auditor General made a number of recommendations to improve the funded status of the locally administered pension and Other Post Employment Benefits (OPEB) plans.

In November 2011, the General Assembly enacted reforms to state pensions through passage of the Retirement Security Act of 2011, and provided for a Study Commission to be established to review existing legislation and pension plan administrative practices and to make recommendations for the improved security and funding of locally administered plans and other post-retirement benefit obligations of cities and towns.  The commission consists of fourteen (14) members, and began meeting on January 25, 2012.  In accordance with the act, Rhode Island municipalities with locally administered plans must submit an Actuarial Experience Study and Actuarial Valuation Study to the Commission by April 1, 2012.  Documents submitted by the municipalities are under review by the Department of Revenue and the Office of the Auditor General.  Municipalities whose pension plans are deemed to be in "critical" status (below 60% funded) must notify the plans' participants & beneficiaries, the General Assembly, the Department of Revenue, the Auditor General and the General Treasurer within 30 days following that certification.  In addition, municipalities with plans in critical status are required to submit within 180 days of sending the critical status notice to the Commission a reasonable alternative funding improvement plan to emerge from critical status.

The Commission developed guidelines to assist municipalities whose locally-administered pension plans are deemed to be in critical status and is providing support to municipalities.  Up until the Commission's final recommendation report released in January 2015, all municipalities that had a pension plan in critical status had submitted a Funding Improvement Plan to the Commission.  All Funding Improvement Plans were reviewed by the Commission through January 2015.

On January 9, 2015, the Commission issued its report to the Governor and the General Assembly.  According to the executive summary, 22 plans were still in critical status, but as of February 2017, this number had decreased to 18, based on an analysis by the Division of Municipal Finance.  The Division of Municipal Finance continues to monitor all local plans and receives report submissions.  Please note that Central Falls was not required to submit a Funding Improvement Plan, pursuant to Sec. 45-65-4(4), which excludes certain plans from the provisions of this chapter.

The Commission made 11 recommendations, most with broad or general consensus.  Recommendations with broad consensus include: establishing an oversight board, expanding proposed budget language in the municipal disclosure process, continued funding of the municipal incentive aid program, and continued monitoring of OPEB plans.  There was general consensus for expanding legislation requiring fiscal impact statements, requiring an annual funding notice, studying the feasibility of administering a voluntary program to invest plan assets, developing a voluntary Municipal Employees' Retirement System (MERS) pathway and consideration of funding improvement plans for OPEB. Recommendations to expand the criteria for oversight under the fiscal stability act and establishing a state-wide OPEB trust had less consensus among the commission members but were nevertheless recommended and included as items for further study and discussion.

In June 2016, the General Assembly enacted legislation establishing an advisory council for oversight and reporting on the status of locally administered pension plans.

The advisory council consists of the General Treasurer, serving as the chairperson; the auditor general; a representative of organized labor appointed by the governor; a representative of the Rhode Island League of Cities and Towns; and the Director of Revenue or his designee from the Division of Municipal Finance.

On or before April 30 of each year, the advisory council is required to provide the Governor and both chambers of the General Assembly an annual report "performance dashboard" of all pension plans used by either the State or any municipality or municipal employees.  For each plan, the dashboard must include fund performance for each plan's most recently completed and previous five and ten fiscal years, the total percentage of the plan that is funded, the percentage of administrative costs of the fund as measured against the fund's assets, the assumed and projected rates of return for the funds, and the municipality's capacity to pay the required funding payment as a percentage of their tax levy ratio.

The report will be accompanied by an opinion prepared by the General Treasurer regarding the sustainability of each plan and any potential areas of concern.

State Oversight for Municipal Fiscal Stability

In June 2010, the General Assembly enacted "An Act Providing for the Financial Stability of Cities and Towns" ("Fiscal Stability Act") to provide a mechanism for the State to work with cities and towns undergoing financial distress that threatens the fiscal well-being, public safety and welfare of such cities and towns, or other cities and towns or the State, and to provide stability to the municipal credit markets for Rhode Island and its cities and towns through a predictable, stable mechanism for addressing cities and towns in financial distress.

The Fiscal Stability Act was a result of the display of fiscal weakness in several communities, culminating with the City of Central Falls filing for judicial receivership in the Rhode Island Superior Court on May 18, 2010. Under the Fiscal Stability Act, Central Falls moved from having a judicially-appointed receiver to a state appointed receiver (the "State Receiver").  The State Receiver appointed by the Director of Revenue pursuant to the Fiscal Stability Act, filed for federal bankruptcy protection on August 1, 2011.  The State has a compelling interest in the fiscal health of Rhode Island municipalities. The Fiscal Stability Act gives the State, acting primarily through the Department of Revenue, the power to exercise varying levels of support and control depending on the circumstances. The Fiscal Stability Act repeals Chapter 45-9 relating to Budget Commissions in its entirety and creates three levels of state oversight and control. The three levels are: fiscal overseer, budget commission, and state receiver. If the director of revenue determines in consultation with the Auditor General that a city or town is facing a fiscal emergency and that circumstances do not allow for the appointment of a fiscal overseer or a budget commission, the Director of Revenue may appoint a receiver without first having appointed a fiscal overseer or budget commission.

The Fiscal Stability Act also prohibits municipalities from filing for, or being placed into, either voluntarily or involuntarily, judicial receivership and clarifies that the Superior Court has only limited jurisdiction to ratify certain actions taken prior to the enactment of the legislation upon the request of the Director of Revenue and to take such further actions as may be necessary to ensure an orderly transition. When the Director of Revenue abolishes a fiscal overseer, budget commission or receiver of a city or town as the case may be after determining in writing that the city or town's fiscal stability has improved to a level that said fiscal overseer, budget commission or a receiver is no longer needed, the city or town must create and maintain for a period of five (5) years a department of administration and finance which shall be responsible for the overall budgetary and financial administration of the city and town.  The division of municipal finance must submit a list of three (3) names to the elected chief executive officer of the city or town who must appoint one of those individuals for a period of not more than five (5) years as the officer who shall be responsible for the department of administration and finance.  The appointment and removal of said officer must be approved in writing by the Division of Municipal Finance.  The Fiscal Stability Act applied retroactively to May 15, 2010.  During the 2011, 2013 and 2014 legislative sessions, the Act was amended; those amendments are discussed below.

Bills were introduced during the 2011 session at the request of the Department of Revenue to address issues in connection with the Fiscal Stability Act that have arisen during the course of the Central Falls receivership.  Two of those bills enacted as Chapter 277 of the Public Laws of 2011 and its companion Chapter 269 of the Public Laws of 2011 as amended two section of current law (R.I. Gen. Laws Sec.45-12-1 and R.I. Gen. Laws Sec.45-12-22.4) to (i) permit a pledge of general fund revenues of cities and towns to the payment of general obligation debt and lease appropriation debt of cities and towns; (ii) make any municipal or district employee or official who intentionally violates the law personally liable to the city, town or district for amounts not expended in accordance with such appropriations and make said employee or official subject to removal; and (iii) prohibit a municipality from issuing pension and Other Post-Employment Benefits (OPEB) debt without approval of the State Auditor General and Director of the Department of Revenue.  The purpose of the bills is to enhance capital market access for cities, towns and districts.  Both bills were passed by the General Assembly and were enacted into law.  The bills took effect upon passage and apply to general obligation bonds and other financing obligations issued by cities, towns and districts including those issued prior to the date of enactment.

Two other bills, enacted as Chapter 279 of the Public Laws of 2011 and its companion Chapter 304 of the Public Laws of 2011 as amended "clean up" some provisions of the Fiscal Stability Act which was passed during the last legislative session, and (i) clarify that the receiver - as well as budget commissions - is entitled to exercise all power that elected officials may exercise under applicable laws; (ii) prohibit expenditures by elected officials in excess of appropriations and provide that any elected official who intentionally violates that provision will be personally liable for those expenditures; (iii) clarify that powers of the city or town council exercisable by resolution or ordinance will be exercised by order of the receiver; (iv) provide that the state shall indemnify fiscal overseers, budget commission members and receivers arising out of actions taken by them except in instances of malfeasance or gross negligence and provide that said individuals will not be subject to any civil liability for any actions taken or omitted in the course of performing their official duties and that they shall not be subject to prosecution or have any liability for misdemeanor violations of criminal laws for actions taken or omitted in the course of performing official duties under chapter 45-9; (v) provide that any person who violates the law or ignores a written demand made by a fiscal overseer, budget and review commission, receiver or administration and finance officer would be required to pay the reasonable attorney fees incurred to seek enforcement or compliance with the written demand; and (vi) clarify that the law would not pre-empt or restrict the powers and remedies available to a state-appointed receiver under Chapter 9 of Title 11 of the United States Code and the receiver's ability to exercise such powers and remedies on a municipality's behalf in such a federal proceeding.

During the 2013 legislative session of the Rhode Island General Assembly, two bills were passed and enacted as Chapter 347 of the Public Laws of 2013 and its companion Chapter 246 of the Public Laws of 2013 which modified the Fiscal Stability Act in those instances where there as State oversight under the Act but the municipality had not been placed in a Chapter 9 bankruptcy.  (In those instances where a municipality had been placed in a Chapter 9 bankruptcy, the law was changed in 2013 to require the State to reimburse the municipality for 50 percent of the cost of the Administration and Finance Officer.)  Under the 2013 amendments, the Act was changed in the following material ways where a municipality had been under State oversight but the municipality had not been placed in a Chapter 9 bankruptcy: (i) instead of an Administration and Finance Officer, a Finance Advisor is to be appointed for a five (5) year period upon the termination of a fiscal overseer, budget commission or receiver; (ii) the Finance Advisor is to be appointed by the Director of Revenue, and report to the Director of Revenue but is an employee of the municipality; and (iii) the Finance Advisor is responsible for monitoring the overall budgetary and finance administration and fiscal health of the municipality.  The cost of the Finance Advisor will be shared 50/50 by the State and the municipality.  The 2013 amendments to the Act do not impact the existing Administration and Finance Officer in Central Falls, except to provide that the State reimburses the municipality 50 percent of the cost for that position.

During the 2014 legislative session of the General Assembly, three bills were passed which modified the Fiscal Stability Act.  House bill H-7943 and its companion bill S-2974 provide for a member of a town or City Council to be elected to serve on a budget commission. (Prior to that change, it was the town or City Council president.)  House bill H-8291 Substitute A and its companion bill S-3115 provide that for a municipality where a State receiver has been abolished because of a Chapter 9 bankruptcy filing, the director of information technology and the director of human resources would not report to or be under the direction of the Administration and Finance Officer for the municipality.

Lastly, House bill H-7944 Substitute A, as amended, and its companion bill S-2778, as amended, extend the provisions of the budget commission chapter to include/cover fire districts and also provide additional financial reporting requirements for fire districts, which requirements are similar to those applicable to cities and towns.

Central Falls

In June 2011, the City of Central Falls (the "City") adopted a budget of $21.6 million.  Subsequently, the City was estimated to have a structural deficit of $6.1 million for FY 2012.  The adopted State FY 2012 budget includes no appropriation to Central Falls to enable the City to close its cumulative deficits and its estimated FY 2012 deficit.  As of June 2010, the City had approximately $79 million in unfunded pension and health insurance liabilities.  As a part of his efforts to balance the budget and resolve the deficit, the State Receiver sought major concessions from retirees and union groups, proposing to cut approximately $2.5 million from the budget through cuts to pensions and payments for retiree health care benefits, as well as other cuts.  The concessions were not achieved and as a result the State Receiver filed for federal Chapter 9 bankruptcy protection for the City of Central Falls on August 1, 2011.

On September 22, 2011, the City filed a plan of debt adjustment with the Bankruptcy Court.  The plan of debt adjustment provided for balanced budgets for Fiscal Years 2012-2016.  After September 22, 2011, the City reached new collective bargaining agreements with (1) the Central Falls Police Department, Fraternal Order of Police, Central Falls Lodge No. 2, (2) the International Association of Fire Fighters, Local 1485, AFL-CIO, and (3) the Rhode Island Council 94, American Federation of State, County and Municipal Employees AFL-CIO, Local 1627.

The City also reached a settlement with the retirees which provided for permanent cuts in their pensions of up to 55%.  The agreement required the Director of Revenue to seek legislation from the General Assembly granting a $2.6 million appropriation to be disbursed by the City over a period of five years such that the combined supplemental transition payment and the reduced retirees' pensions would result in a reduction of no more than 25% over that five year period.  The General Assembly passed 2012-H 7323 Substitute A, as amended (FY 2013 Budget Bill) and Governor Lincoln Chafee signed it into law on June 15, 2012.  Article 22 of the Budget Bill provided for the $2.6 million dollar appropriation.

In the 2014 Session of the General Assembly, H-7776 sub A and S-2332 sub A were enacted.  These bills stipulate that the "state shall annually appropriate sufficient funds to the restricted account for the city of Central Falls to supplement the city's funding for payments to Central Falls retirees in order that they continue to receive seventy-five percent (75%) of their base pension benefit as of July 31, 2011…".  Annual general revenue appropriations will be required beginning in FY 2017 in an estimated amount of $328,561.  Total projected funding through FY 2045 is estimated at $4.9 million.

One important issue in the Bankruptcy Court was whether the Central Falls School Department was a department of the City.  On March 23, 2012, the Bankruptcy Court determined that the Central Falls School District is not part of the City of Central Falls.

The above-referenced plan of debt adjustment filed with Bankruptcy Court on September 22, 2011 did not account for the subsequently-agreed upon collective bargaining agreements with the three (3) municipal unions and the settlement agreement with the retirees.  On June 15, 2012, the City filed an amended plan of debt adjustment and then, to respond to concerns expressed by the Bankruptcy Court, filed a Second Amended Plan of Debt Adjustment on July 10, 2012, a Third Amended Plan of Debt Adjustment on July 23, 2012, and a Fourth Amended Plan of Debt Adjustment on July 27, 2012.  The Fourth Amended Plan of Debt Adjustment was confirmed by the Bankruptcy Court by confirmation order entered on September 11, 2012.  Over 99% of the creditors that voted on the plan, voted to accept the plan.  Not a single creditor filed an objection to the plan.

The Fourth Amended Plan of Debt Adjustment became effective on October 25, 2012 and the City of Central Falls emerged from bankruptcy on that date.  Under the plan, the City will have court-ordered balanced budgets for Fiscal Years 2013, 2014, 2015, 2016 and 2017 and imposes a 4.0% property tax increase in each of those five years.  Also, as a result of the agreement with the retirees, the City's five-year budget plan contains affordable pay as you go pension and retiree health insurance costs based upon the restructured plans.

Counsel for certain members of the Central Falls City Council field a motion seeking to terminate the receivership.  Counsel for the state filed an objection to that motion on the grounds that the Director of Revenue was not yet able to make the required determination under the Fiscal Stability Act that the receivership was no longer necessary.  In response, the Rhode Island Superior Court (Judge Silverstein) entered an order requiring the parties to participate in mediation to attempt to resolve their differences.  A mediator was appointed and the mediation commenced on February 4, 2013.  The mediation was not successful in resolving the issues between the parties.  In April, 2013, the Director of the Department of Revenue, finding that the financial condition of Central Falls had improved to a level such that a receivership was no longer necessary, terminated the receivership effective as of that date.  After posting the position of Administration and Finance Officer and conducting interviews, the division of municipal finance recommended the names of candidates to the Mayor of Central Falls. The Mayor appointed an Administration and Finance Officer for the city in April, 2013.  The State provides 50% of the funding for this position.

One litigation matter relating to the Central Falls receivership and bankruptcy remains pending. In a decision by the Rhode Island Superior Court in June, 2015, that Court held that the City of Central Falls was liable to indemnify certain elected officials for their reasonable attorney's fees and expenses that were incurred as a result of their legal challenge to the Fiscal Stability Act. The City of Central Falls then filed a motion in the United States Bankruptcy Court for the District of Rhode Island seeking a determination that those elected officials were barred from collecting on their indemnification claims against the City because they had failed to timely file proofs of claim in the Chapter 9 case as required by federal bankruptcy law. The federal bankruptcy court entered an order on November 12, 2015 holding that the indemnification claims of the elected officials were discharged. Thereafter the elected officials sought an order from the Rhode Island Superior Court requiring that the elected officials' attorney's fees and expenses be paid by the State of Rhode Island, which was denied by the Superior Court in 2017. An appeal of the Superior Court decision to the Rhode Island Supreme Court is likely.

East Providence

In November 2011, the Director of Revenue determined, in consultation with the Auditor General, that the City of East Providence was facing fiscal deficits and cash shortfalls of such a magnitude that the appointment of a fiscal overseer under the Fiscal Stability Act was required.

The fiscal overseer concluded that East Providence (1) was unable to present a balanced municipal budget; (2) faced a fiscal crisis that posed an imminent danger to the safety of the citizens of the City and/or their property; and (3) would not achieve fiscal stability without the assistance of a budget commission.

In December 2011, the Director of Revenue established a budget commission under the Fiscal Stability Act thereby placing the finances of East Providence under the jurisdiction of that commission.  The Budget Commission has assumed responsibility for all budget and financial matters.  On September 9, 2013, the Director of Revenue determined that the fiscal health of the City improved to a level that the oversight of a Budget Commission was no longer needed.  The last scheduled meeting of the Budget Commission was held on September 16, 2013.  At the same time, the Director appointed a Finance Advisor for the City as required by R.I. Gen. Law Sec. 45-9-10, as amended during the 2013 legislative session.  The appointment was effective as of September 16, 2013.  The State provides 50 percent of the funding for this position.

Woonsocket

In April 2012, the Woonsocket City Council passed an ordinance requesting that the Rhode Island General Assembly pass enabling legislation to allow the City to assess and collect a supplemental tax.  While the legislation was introduced, the General Assembly did not pass the legislation.  Subsequently, in May 2012 the Mayor and City Council made a joint request to the division of Municipal Finance to establish a Budget commission for the City.  That request was approved.  On May 29, 2012, the Director of the Department of Revenue, in consultation with the Auditor General, appointed a Budget Commission pursuant to R.I. Gen. Laws 45-9-5 thereby placing the finances of Woonsocket under the jurisdiction of that commission.

The Budget Commission crafted a five year plan for the City that if adhered to, will maintain structural stability in the City.  On March 19, 2015, the Budget Commission voted to request the Director of Revenue disband the Commission.  Subsequent to the Commission's request, the Director of Revenue approved of the Commission disbanding and appointed a Finance Advisor for the City as required by R.I. Gen. Laws Sec. 45-9-10, as amended during the 2013 legislative session.  The appointment was effective as of March 20, 2015.  The State provides 50 percent of the funding for this position.

Coventry (Anthony) Fire District

The Coventry Fire District has stated that the district has a current operating deficit, as well as a cumulative deficit from prior years.  On June 17, 2015, the voters of the district voted (i) to reject a supplemental tax increase of $600,000 and (ii) to dissolve the district by the end of the year.  The fire district board is currently assessing its legal options, and the State of Rhode Island has not intervened pursuant to the Fiscal Stability Act.

Central Coventry Fire District

During the 2014 legislative session, the General Assembly amended the Fiscal Stability Act to extend its provisions to fiscally distressed fire districts.  At the time, the Central Coventry Fire District was under judicial receivership and had been scheduled for liquidation.  Pursuant to the Fiscal Stability Act as amended, the Central Coventry Fire District is currently under the oversight of the State.  On May 6, 2014, the Director of Revenue appointed a Receiver who is working to achieve fiscal stability for the fire district.  In December 2014, the fire district filed for Chapter 9 bankruptcy.  The Receiver continues to negotiate with unions and other creditors in order to restore financial stability.  On June 1, 2015, the Receiver for the fire district notified the Court of outstanding challenges that remain in submitting a viable restructuring plan.

The receivership was terminated effective October 1, 2015.  Given the financial distress of the CCFD, the Acting Director of Revenue directed the Receiver to file a motion to dismiss the chapter 9 petition.  The U.S. Bankruptcy Court for the District of Rhode Island granted the motion and the dismissal was effective on October 1, 2015.  The receivership and legal costs, which were paid by the State, amounted to approximately $1.2 million.  The Receiver and the Acting Director determined that for a number of reasons it was not likely that a viable restructuring plan could be achieved and successfully implemented.  No reimbursement of these costs has been received and it is unlikely the CCFD will reimburse the State for these costs.

City of Providence

The City of Providence reported a cumulative deficit position of $13.5 million at June 30, 2015 ($8.7 million FY 2015 beginning cumulative deficit, $4.8 million FY 2015 operating deficit).  Pursuant to the requirement of R.I. General Laws 45-12-22.3, any accumulated year-end deficit shall be eliminated over no more than five years, in equal or diminishing amounts.  The City submitted a deficit reduction plan on January 26, 2016, to eliminate the cumulative deficit of $13.5 million to the Office of the Auditor General.  The plan submitted by the City projects eliminating the FY 2015 beginning cumulative deficit by the close of FY 2017 by reducing it by approximately $4.3 million per year for by FY 2016 and FY 2017.  In addition, the plan projects that the City will eliminate the FY 2015 operating deficit over a five year period by reducing it annually by approximately $1.0 million per year, from FY 2017 through the close of FY 2021.

In a letter dated January 29, 2016, the Office of the Auditor General declared the plan generally acceptable and consistent with the statute and added certain requirements for the City to adhere to:

• Monthly status meetings with the Office of the Auditor General, Division of Municipal Finance, the City's Finance Director and other members of the City administration shall continue for the purpose of receiving updates on the City's budgetary compliance, financial situation, and progress in eliminating the deficit at least through the close of FY 2016.

• Upon determination that the City projects an unfavorable variance from the enacted fiscal year budget plan such that the planned "surplus" or deficit reduction amount may not be achieved, the City will develop a plan within 30 days to correct the budget imbalance and achieve the same targeted amount of deficit reduction for the fiscal year as outlined in the approved deficit reduction plan.

The City Council of the City of Providence adopted and approved the Deficit Reduction Plan as submitted to the Office of the Auditor General on March 8, 2016.

The City of Providence recognized a $10.28M operating surplus in FY 2016 and as a result reduced their cumulative deficit to $3.16M.  The City has budgeted additional deficit reduction contributions in FY 2017 and the City expects to have an operating surplus by the end of FY 2017.  According to the Division of Municipal Finance, progress on these operating measures, the City still faces an unfunded liability for its locally-administered pension plan of roughly $1 billion and for its OPEB liability of another $1 billion.  Such structural challenges without tangible long term solutions remain a concern for the State.

Local Tax Relief

In 1998, the General Assembly enacted measures designed to phase out, over a number of years, two separate components of the local property tax levy. One is the local levy on inventories. The phase out period spanned ten years and progressively eliminated 10% of the tax levy each year until it was totally phased-out as of FY 2009. Local communities were to be reimbursed for lost revenues from the inventory tax through the State's General Revenue Sharing program, which was to have increased from 1.0 percent of tax revenues in FY 1998 to 4.7 percent in FY 2009. Expanded sharing of State revenue was delayed beginning in FY 2003 and all appropriations for general revenue sharing were eliminated beginning in FY 2010. Despite the reductions in state aid, the local reduction in the levy on inventories continued on the original schedule and the tax has now been eliminated.

The other local property tax levy reduced was the local levy on motor vehicles and trailers.  This tax was to be phased out subject to annual review and appropriation by the General Assembly by providing increasing exemptions against the assessed value of all motor vehicles.  Local communities are reimbursed on the value of the exempted amounts and assumed cumulative growth in the tax rate equal to the Consumer Price Index (CPI).  Beginning in FY 2004, however, there was no longer a CPI adjustment for an assumed growth in municipal tax rates.  For FY 2008 and for FY 2009, the first $6,000 in value of a vehicle was exempted from taxation and municipalities were prohibited from applying an excise tax rate higher than the rate applied in 1998.  Municipalities were being reimbursed for the lost revenue resulting from the exemption.  Beginning in FY 2008, municipalities were being reimbursed for 98% of the tax value of the exemption.  During the 2005 Session of the General Assembly, additional video lottery terminals were authorized which were expected to yield additional lottery revenues to the State, a portion of which was to be dedicated to local governments through the Motor Vehicle Excise Tax Reimbursement Program.  In the FY 2010 supplemental budget enacted by the General Assembly, the Motor Vehicle Excise Tax Reimbursement Program was reduced by $18.1 million, approximately 13.4% of the enacted FY 2010 budget amount.  The statute was amended to require reimbursement to communities equal to 88% of the 98% current rate of reimbursement.  For FY 2011, the Governor proposed, in his recommended FY 2011 budget, to eliminate all state appropriations to reimburse local governments for the $6,000 exemption, and included permissive language to allow for taxation by local governments subject to the cap on property tax levy discussed above.  For FY 2011 and thereafter, the General Assembly enacted legislation that mandates a $500 exemption for which the state will reimburse municipalities an amount subject to appropriation.  The legislation further allows municipalities to provide an additional exemption; however, that additional exemption will not be subject to reimbursement.  The General Assembly also removed the provision that restricted municipalities from taxing the difference in the event that the value of a vehicle is higher than the prior fiscal year.  It also allowed for rates to be lowered from the then current frozen levels.

The General Assembly provided $10.0 million in FY 2011 to FY 2017 enacted budgets, as well as the Governor's FY 2018 proposed budget, for the Motor Vehicle Excise Tax Reimbursement Program.  The Assembly did not provide funding for fire districts beyond FY 2010, but for FY 2011 and thereafter, it restored the authority for fire districts to levy a motor vehicle excise tax.

State Aid to Local Communities

The largest category of state aid to cities and towns is assistance programs for school operations and school construction. In addition, the State makes contributions to the Employee Retirement System of Rhode Island on behalf of local districts and charter schools, which partially relieves them of the cost of funding retirements benefits for teachers.

In June 2010, the General Assembly enacted a funding formula to guide education aid payments beginning July 1, 2011 (FY 2012). The formula redistributes current education aid spending among school districts, state operated schools, and charter schools. For school districts that receive more money under the new formula, the increase is being phased in over seven years. For school districts that receive less money under the new formula, the decrease is being phased in over ten years. The funding formula aid program disburses funding to communities on the basis of a number of factors including wealth of the community, the average daily number of students in the community's schools, and the number of children in the community's schools who are eligible for free or reduced price meals.

For FY 2017, not including aid to State-operated schools, the State appropriated $84.95 million in education aid to local school districts and charter schools through the funding formula ($875.9 million with the inclusion of the State-operated Davies Career and Technical High School, the Metropolitan Career and Technical School, and the Rhode Island School for the Deaf).

In addition to redistributing current aid levels, the formula establishes six categories of funding outside of the core formula amount.  These categories are subject to appropriations and may be ratably reduced if demand exceeds the available funding, however they are integral parts of the funding formula and are being funded under a ten-year transition plan.  Under these new categories, the state will pay for the costs of setting up and running career and technical education programs, the costs of pre-kindergarten programs, transportation for out-of-district non-public students and students in regionalized school districts, and the mount of the cost of nay special education student that is above five times the core education aid amount (meaning the cost for a non-special education student who is eligible for the free and reduced lunch program).  Existing permanent bonuses for regionalized school districts will be replaced with temporary bonuses that phase out over two years.  Lastly, the State will match funding for the Central Falls School Department from the City of Central Falls as it gradually resumes paying its required local contribution during a transition period of ten years (currently the State pays 100 percent of the local contribution for Central Falls).  The State appropriated $31.0 million for these categories in FY 2017.

There are also a handful of aid categories still being funded that pre-date the funding formula. In the FY 2017 budget, state general aid support of $6.3 million is provided for internet access, for administering the school breakfast program, for textbooks for non-public schools, for implementation of full day kindergarten, and for a payment based on the number of group home beds in each community.

In addition to reimbursement of school operations costs, State school construction aid is provided at levels ranging from 30% to 95% of the construction cost of new facilities and renovations.  Under current law, the minimum reimbursement percentage is 35% for FY 2013 and thereafter.  The level for each individual community is based upon the relationship between student enrollment and community wealth, and takes into consideration the relative weight of school debt in the particular city or town to its total debt.  The definition of reimbursable expenditures includes capital expenditures made through a capital lease or lease revenue bonds or from a municipality's capital reserve account.  In June 2011, the General Assembly enacted a moratorium on the approval of new projects with the exception of those needed for health and safety issues.  This moratorium ended on May 31, 2015.  The State would appropriate $80.0 million for this category in the FY 2018 recommended budget.  In addition, the FY 2016 enacted budget included $20.0 million from debt restructuring savings in FY 2016 for a new program to be administered by the School Building Authority within the Department of Elementary and Secondary Education for direct loans and grants to school districts for repairs and renovations to school buildings.  A related program would be provided approximately $2.3 million in the FY 2018 recommended budget to provide aid to cities and towns in the construction of libraries.

The final major category of State aid is state funding of teachers' retirement costs.  Both the employer and the employee contribute to the costs of the defined benefit plan that covers teachers throughout the state.  Effective July 1, 2012 there is a defined contribution plan, which features both employer and employee contributions.  For teachers, by Rhode Island law, the employer share is split between the State and the local school district or charter school, with the State paying 40% of the employer share and the local district or charter school paying 60%.  These payments are made directly to the Employees Retirement System of Rhode Island.  The only public school teachers who do not participate in this system are those at State-operated schools that are staffed by state employees and those at schools that are exempt from participating: namely Mayoral Academy charter schools and Metropolitan Career and Technical School.  The FY 2018 budget includes $100.7 million based on projected FY 2018 expenditures.

Other local aid programs include the motor vehicle excise tax reimbursement (as discussed above), payment-in-lieu of taxes (PILOT) program and distressed communities aid program.  The Motor Vehicle Excise Tax Reimbursement Program was funded at $135.6 million in FY 2010 Enacted Budget.  However, this was reduced in the final enacted budget to $117.2 million.  For FY 2011 through FY 2017, the enacted budgets included an appropriation of $10.0 million to local governments for the Motor Vehicle Excise Tax Reimbursement and a reduction of the exemption from $6,000 to $500.  An amount of $10.0 million is also included in the Governor's proposed FY 2018 budget.

The PILOT program authorizes the General Assembly to appropriate and distribute to communities amounts not to exceed 27% of the property taxes that would have been collected on tax exempt properties.  Properties included in this program are non-profit higher educational institutions, non-profit or State-owned hospitals, veterans' residential facilities, and correctional facilities occupied by more than one hundred (100) residents.  The FY 2017 enacted budget included $42.0 million for this program.  The Governor's FY 2018 proposed budget includes an amount of $45.2 million.  Funding by community has been adjusted to reflect changes in tax rates and values, as well as any changes to the exempted tax rolls.  Article 2 of the FY 2015 enacted budget also made changes to the distribution of appropriations under the program to allow for the issuance of the payment on July 31st or following receipt of a municipality's assessment data for the following year's fiscal payment, whichever is later.  This change went into effect as of July 1, 2015.  Furthermore, the 2014 General Assembly granted cities and towns the right to and the method by which they may: (1) tax the real and personal property of a for-profit hospital facility; and/or (2) enter into a stabilization agreement with a for-profit hospital facility.

Also, the State makes payments to communities identified as distressed based upon four different criteria.  As a result of the indices established by RIGL 45-13-12, the following communities will receive funds through the Distressed Communities Relief Fund in FY 2017: Central Falls, Cranston, East Providence, North Providence, Pawtucket, Providence, West Warwick and Woonsocket.  Since Johnston is newly qualifying for the program in FY 2018, they shall be paid 50% of current law requirements the first year it qualifies.  The City of Cranston is falling out of the program in FY 2018.  When any community falls out of the Distressed Communities Relief Fund, it shall receive a one-time payment of 50% of the prior year requirement exclusive of any reduction for first year qualification.

Of the communities identified as distressed, Central Falls was determined to be especially distressed in FY 1991 and in FY 1993 the State assumed full responsibility for funding education in Central Falls.  Appropriations of $10.4 million for the Distressed Communities Relief Fund have been included in the FY 2013 through FY 2016 enacted budgets and has increased to $12.4 million in the FY 2017 revised and FY 2018 proposed Budgets.

State library aid provides financial support for local public library services and for the construction and capital improvement of any free public library.  A portion of library aid is disbursed directly to local libraries, including private libraries, while other aid is disbursed to the individual cities and towns.  Appropriations of $9.4 million are included in the FY 2018 enacted budget.

Rhode Island also distributes to communities the proceeds of a statewide tax imposed on the tangible personal property of telephone, telegraph, cable, express and telecommunications companies.  For FY 2017 revised budget and in the FY 2018 proposed budget, an amount of $13.6 million was included in the budget.  Funds collected from this tax are distributed to cities and towns within the state on the basis of the ratio of the city or town population relative to the population of the state as a whole.

Also, the State distributes a 1.0 percent means and beverage tax according to the proportion of that tax collected in each community.  For FY 2018, the means and beverage tax is estimated at $28.9 million.  Similarly, the State distributes a 1.0 percent hotel tax, as well as a 25.0 percent local share of the State 5.0 percent hotel tax which, when combined, provide municipalities a 2.25 percent gross receipts tax on the rental of lodging accommodations at hotels, inns and certain bed and breakfast establishments within a municipality.  In FY 2018, an amount of $10.7 million is estimated to be distributed.

The State also provides funds through the Airport Impact Aid to cities and towns which host airports, and expects to distribute a total of $1.0 million in FY 2018.

In the FY 2014 Appropriations Act, the Governor proposed Article 11, known as the "Municipal Incentive Aid Act."  The purpose of this Act is to encourage municipalities to improve the sustainability of their retirement plans and to reduce unfunded liabilities.  Municipalities that comply with the requirements of this Act will receive aid under this new program.  The municipal incentive aid would be distributed to each municipality as a percentage of the municipality's population as compared to the total state population.  The General Assembly enacted an amount of $5.0 million in the FY 2014, FY 2015 and FY 2016 budgets for eligible communities.  There were no funds appropriated in FY 2017 or in the Governor's proposed FY 2018 budget.

The 2014 General Assembly also made changes to the statute governing this program. The statute provides now that, for FY 2015 and each fiscal year thereafter, that municipal incentive aid is distributed to eligible municipalities under RIGL Section 45-13.2-6, a municipality has to implement the original recommended Funding Improvement Plan (FIP) or an amended FIP pursuant to Chapter 65 of Title 45 of the RIGL, within one month after the close of the fiscal year and have made the required funding payment in compliance with the municipality's adopted FIP(s) and the funding guidelines established by the Pension Study Commission.

Furthermore, the statute now provides that for FY 2014, and in any year thereafter, a municipality is not eligible to receive a distribution under RIGL Section 45-13.2, the distribution that said municipality would have received had it been eligible shall be re-appropriated to the immediately following fiscal year, at which time the amount re-appropriated shall be distributed to said municipality, provided that said municipality has satisfied the eligibility requirements of both the prior fiscal year and the then current fiscal year.  In the event that said municipality fails to satisfy the eligibility requirements for the prior and the then current fiscal year by the time that eligibility to receive distributions in the next fiscal year is determined, then the amount that would have been distributed to the municipality for said prior year will be distributed in the month of May among the municipalities that received a distribution in the prior fiscal year, with the share to be received by each municipality calculated in the same manner as distributions were calculated in the prior fiscal year.

The Town of Coventry submitted a funding improvement plan (FIP) for all three of its locally-administered pension plans.  The Town was initially not eligible to receive the Incentive Aid for FY 2014 and FY 2015 because the funding improvement plan for the Coventry School Pension Plan (non-certified school employees) had not been approved by the local governing body.  The Town, working with the school department, trustees, and unions signed a memorandum of agreement with the parties which was approved by the governing body.  Since the Town reached an agreement and the Town Council accepted responsibility for this plan, the Town received the incentive aid for FY 2014 and FY 2015 in May 2015.

The Town of Johnston was not eligible for incentive aid for FY 2015 because it did not fund 100 percent of its Annually Required Contribution ("ARC") as required by the guidelines established by the Pension Study Commission. Johnston's FY 2015 share of $136,438 was allocated to the 38 qualifying municipalities in May 2016.

The FY 2016 Municipal Incentive Aid Program cost was budgeted at five million dollars in accordance with RIGL Section 45-13.2-6.  All communities except the Town of Johnston were eligible and have received the funds appropriated.  The above cited law was amended to allow a municipality not meeting the eligibility requirements in the current fiscal year to be eligible to receive the appropriated funds in the following fiscal year, provided the municipality satisfied the eligibility requirements of both the prior and current fiscal years.  The total allocation for the Town of Johnston for FY 2016 was $137,340.  In the event that the Town of Johnston fails to satisfy the eligibility requirement by March 2017, then the amount that would have been distributed to that municipality will be distributed in May 2017 among the municipalities that received a distribution in the prior fiscal year, with the share being calculated in the same manner as distributions were calculated in the prior fiscal year.

State Budgeting Practices for Municipalities

The FY 2013 enacted budget included requirements for fiscally prudent budgeting practices for cities and towns by requiring, for example, cities and towns to provide for a Five-Year Budget Forecast and a fiscal impact statement for changes in health care benefits, pension benefits and OPEB.  This information would be submitted to the Division of Municipal Finance.

The fiscal impact statements to the Division of Municipal Finance has to show changes in health care benefits, pension benefits and OPEB, reflecting the impact on the unfunded liability and ARC, as well as the impact on the Five-Year Forecast.  Fiscal impact statements have to show underlying actuarial assumptions and support for underlying assumptions.

In the enacted FY 2017 Budget, Article 8 made various amendments to State law impacting municipalities.  It implemented a municipal transparency portal and made changes to municipal data reporting, amending R.I. General Laws Section 45-12-22.2 and Section 44-35-10.  The intent of this legislation is to improve required reporting, unify the formatting of the reports, therefore simplifying the reporting, streamline the process for municipalities, and to make municipal data publicly available in a user-friendly manner.  This will be accomplished through a newly created Municipal Transparency Portal, a new electronic interface that will be established on the Division of Municipal Finance's website where municipalities will post financial data directly.

The amendments to the law include that the submission of the currently required quarterly reports will be reduced from four to three, and renamed to "budget-to-actual financial information"; the format of the new "budget-to-actual financial information" is determined jointly by the Division of Municipal Finance, the Office of the Auditor General, and the Commission of Education, in conjunction with input and advice from the municipalities.  Also, currently, there is no audited financial information in a matching format to that of any of the required municipal reporting.  However, under this budget article of the enacted FY 2017 Budget, as part of the annual audited financial statements of a municipality, a municipal data report will be submitted by the municipality through the use of the transparency portal.  The data are included in the municipality's financial statements as supplementary information.

All budget-to-actual financial information, municipal data report, and reports required pursuant to the provisions of Section 44-35-10 have to be submitted to the division of municipal finance through the use of the division's Transparency Portal, once implemented, in the format required by the division, which will be located on the division's website.  The division will create a finalized report and will submit the

Transparency Report to the municipality to be signed by the chief executive officer, chief financial officer, superintendent of the school district, and chief financial officer for the school district.  All signed Transparency Reports will be posted to the municipality's website.  The municipalities will provide a copy of the signed Transparency Report to the commissioner of education, the office of the auditor general, the municipality's council president, and the school committee chair.

Article 8 also included eliminating parts of the five-year-forecast report and requiring that the adopted budget survey report and the five-year-forecast be submitted to the Division of Municipal Finance through the use of the transparency portal.  The forecast includes any and all underlying assumptions.

Article 8 also includes language to make available municipal vendor contracts on the Divisions' website.  The amendment to R.I. General Laws Section 42-142-4 is intended to make the Division's website even more user-friendly through the use of web based tools that potentially could enhance shared services amongst municipalities.

Lastly, Article 8 amends R.I. General Laws Section 45-13-12 and requires municipalities receiving State aid through the Distressed Communities Relief Fund to participate in the Income Tax Refund Offset Program.  The intent of this proposal is to increase the collection of overdue taxes in those communities.  The Income Tax Refund Offset Program is a debt collection program administered by the Division of Taxation.  This program allows the Division of Taxation to intercept State income tax refunds and apply them to outstanding liabilities owed to municipal entities.  Participating municipalities typically receive a large number of payments from delinquent taxpayers after the initial notification of this program to delinquent taxpayers.  Currently, fifteen municipalities participate in the refund offset program.  The municipalities are Bristol, Burrillville, Central Falls, Cranston, Coventry, East Providence, Lincoln, Little Compton, North Providence, Pawtucket, Providence, Richmond, Tiverton, West Warwick, and Woonsocket where approximately a combined $2.1 million in delinquent liabilities has been collected since the program started.  This amount does not reflect payment due to notification by those municipalities and only reflects the tax offset collected by the State.

In addition to the above mentioned financial reporting requirements, RIGL Section 45-12-22.2 has been amended to provide that if a budget-to-actual report projects a year-end deficit, a corrective action plan signed by the chief executive officer and chief financial officer must be submitted to the Division of Municipal Finance, the Auditor General and the Commissioner of Education on or before the last day of the month succeeding the close of the fiscal quarter in which budget-to-actual financial information is required.

RI General Laws Section 45-12-22.3 requires that each municipality notify both the Auditor General and the Division of Municipal Finance within 30 days if it is likely that a municipality will incur a deficit.  RI General Laws Section 44-5-22 requires that each municipality submit their certified tax roll to the Division of Municipal Finance no later than the next succeeding August 15.  RI General Laws Section 16-2-9 requires that, in the event of a budget shortfall, a city or town must submit a corrective action plan to both the Auditor General and the Division of Municipal Finance.  Local governments would also be required to join electronic reporting and implement the Municipal Uniform Chart of Accounts (UCOA) within six months of State-wide implementation.

The five-year forecast to be submitted to the Division of Municipal Finance includes two scenarios: one scenario would show a baseline forecast, the other forecast would include pensions and OPEB funded at 100 percent of the Annually Required Contribution (ARC), separately for the general and unrestricted school funds.  The forecast also has to show underlying actuarial assumptions.

Financial data, such as quarterly reports, adopted budget surveys and the Comprehensive Annual Financial Report (CAFR) must be submitted to the Division of Municipal Finance within certain timelines as provided under the statute.  In addition, each quarterly report submitted must be signed by the chief executive officer, the chief financial officer, as well as the superintendent of the school district and the chief financial officer for the school district.  Furthermore, the report must now be submitted to the city or town council president and the school committee chair.  It is encouraged, but not required, to have the council president and school committee chair sign the report as well.  Furthermore, RI Gen. Laws Sec. 45-12-22.2 has been amended to provide that if a quarterly report projects a year-end deficit, a corrective action plan signed by the chief executive officer and chief financial officer must be submitted to both the Division of Municipal Finance and the Auditor General on or before the last day of the month succeeding the close of the fiscal quarter.  RI Gen. Laws Sec. 45-12-22.3 has been amended to require each municipality to notify both the Auditor General and the Division of Municipal Finance within 30 days if it is likely that a municipality will incur a deficit.  RI Gen. Laws Sec. 44-5-22 has been amended to require each municipality to submit their certified tax roll to the Division of Municipal Finance no later than the next succeeding August 15.  RI Gen Laws Sec. 16-2-9 has been amended to require that, in the event of a budget shortfall, a city or town must submit a corrective action plan to both the Auditor General and the Division of Municipal Finance.  Local governments would also be required to join electronic reporting and implement the Municipal Uniform Chart of Accounts (UCOA), within six months of statewide implementation.

Governmental Funds -Major Funds

General Fund. This is the State's primary operating fund.  It accounts for all financial resources  of the general government except those required to be accounted for in another fund.

Intermodal Surface Transportation Fund. This fund accounts for the collection of the gasoline tax, federal grants, bond proceeds, Rhode Island Capital Plan Fund transfers, and certain motor vehicle registration and licensing surcharges that are used in the maintenance, upgrading, and construction of the State highway system. It also accounts for the proceeds from the Grant Anticipation Revenue Vehicle ("GARVEE") bonds, the RI Motor Fuel Tax Revenue Bonds, the I-195 Commission Bonds and related expenditures.

Proprietary Funds - Major Funds

Rhode Island Lottery. The Rhode Island Lottery, a division of the Department of Revenue ("DOR"), operates games of chance for the purpose of generating resources for the State's General Fund.

Employment Security Fund. This fund accounts for the State's unemployment compensation program. Revenues consist of taxes assessed on employers to pay benefits to qualified unemployed persons. Funds are also provided by the federal government, interest income, and loans from the Federal Unemployment Trust Fund.

Fiduciary Funds

Transactions related to assets held by the State in a trustee or agency capacity are accounted for in Fiduciary Funds.  The State's Pension Funds are included in this category.

Budget Procedures

The State budget of revenues and appropriations is adopted annually by the General Assembly and is prepared for submission to the General Assembly, under the supervision of the Governor, by the State Budget Officer within the Office of Management and Budget in the Department of Administration. Preparation and submission of the budget is governed by both the State Constitution and the RIGL, which provide various limitations on the powers of the General Assembly and certain guidelines designed to maintain fiscal responsibility.

According to Article IX Section 15 of the Rhode Island Constitution and RIGL Section 35-3-7, the Governor must present spending recommendations to the General Assembly for the next fiscal year on or before the third Thursday in January, unless extended by statute. The budget contains a complete plan of estimated revenues and proposed expenditures, with a personnel supplement detailing the number and titles of positions of each agency and estimates of personnel costs for the current and next fiscal years.

The budget as proposed by the Governor is considered by the General Assembly. Under State  law, the General Assembly may increase, decrease, alter or strike out any items in the budget, provided that such action may not cause an excess of appropriations for expenditures over expected revenue receipts. No appropriation in excess of budget recommendations may be made by the General Assembly unless it shall provide the necessary additional revenue to cover such appropriations. The Governor may veto legislative appropriations bills. However, the Governor does not have line-item veto authority. The General Assembly may override any veto by a 3/5 vote of the members present and voting of each of the houses of the General Assembly. Supplemental appropriation measures for the current fiscal year shall be submitted by the Governor to the General Assembly on or before the third Thursday in January. Supplemental appropriations by the General Assembly must be supported by additional revenues and are subject to the Constitutional limitation on State expenditures discussed below.

The RIGL provide that, if the General Assembly fails to pass the annual appropriation bill, the same amounts as were appropriated in the prior fiscal year shall be automatically available for expenditure, subject to monthly or quarterly allotments as determined by the State Budget Officer. Expenditures for general obligation bond indebtedness of the State shall be made as required regardless of the passage of the annual budget or the amount provided for in the prior fiscal year.

The budget as submitted by the Governor is required to contain a statement of receipts and expenditures  for the  current  fiscal year, the budget  year  (next  fiscal year),  and two prior  fiscal  years. Receipt estimates for the current year and budget year are those adopted by the State Revenue Estimating Conference ("REC"), as adjusted by any change to rates recommended by the Governor and/or enacted by the General Assembly.

In addition to the preparation of the budget, the State Budget Officer is also authorized and directed by the RIGL: (a) to exercise budgetary control over all State departments; (b) to operate an appropriation allotment system; (c) to develop long-term activity and financial programs, particularly capital improvement programs; (d) to approve or disapprove all requests for new personnel; and (e) to prepare annually a five-year financial projection of anticipated general revenue receipts and expenditures, including detail of principal revenue sources and expenditures by major program areas which shall be included in the budget submitted to the General Assembly.

The State has a Budget Reserve and Cash Stabilization Account which, under the Rhode Island Constitution, may be called upon only in an emergency involving the health, safety, or welfare of the  State or in the event of an unanticipated deficit caused by a shortfall in general revenue receipts. Such reserve account is capped at 5% of General Fund revenues. The reserve account is funded by limiting annual appropriations to 97% of estimated revenues. When the Budget Reserve and Cash Stabilization Account has reached its maximum, the excess contribution flows to the Rhode Island Capital Plan Fund for capital projects. If funds are withdrawn, the Budget Reserve and Cash Stabilization Account is replenished through the funding formula provided for in the Constitution, and the RIGL require that the repayment be made to the Rhode Island Capital Plan Fund in the next fiscal year.

The balance of the Budget Reserve and Cash Stabilization Account at the end of FY 2018 was
$198.5 million according to final closing documents of the State Controller issued on January 7, 2019. The projected balance at the end of FY 2019 per the Governor's recommended revised budget is $203.1 million.

Financial Controls

Internal financial controls utilized by the State consist principally of statutory restrictions on the expenditure of funds more than appropriations, the supervisory powers and functions exercised by the Department of Administration and the accounting and audit controls maintained by the State Controller and the Office of Internal Audit. Statutory restrictions include the requirement that all bills or resolutions introduced in the General Assembly which, if passed, would influence State or local revenues or expenditures (unless the bill includes the appropriation of a specific dollar amount) must be accompanied by a "fiscal note", which sets forth such effect. Bills impacting State finances are forwarded to the State Budget Officer, who determines the agency, or agencies, affected by the bill and is responsible, in cooperation with such agencies, for the preparation of the fiscal note. The DOR's Division of Municipal Finance is responsible for the preparation of fiscal notes for bills affecting cities and towns.

The Department of Administration/State Budget Office is required by law to produce quarterly reports to be made public that incorporate actual expenditures, encumbrances, and revenues compared with the projected revenues and appropriations. The reports also contain a projection of the fiscal year- end balance.

The State Controller is required by law to administer a comprehensive accounting system that  will classify the transactions of State departments in accordance with the budget plan, to prescribe a uniform financial, accounting and cost accounting system for State departments and to approve all orders for disbursement of funds from the State Treasury.  In addition to his or her other duties, the Controller is required to prepare monthly statements of receipts and quarterly statements of disbursements in comparison with estimates of revenue and allotments of appropriations.

The General Treasurer is responsible for the deposit of cash receipts, the payment of sums, as may be required from time to time and upon due authorization from the State Controller, and, as Chair of the State Investment Commission, the investment of all monies in the State fund structure, as directed by the State Investment Commission. Major emphasis is placed by the General Treasurer on cash management in order to ensure that there is adequate cash on hand to meet the obligations of the State as they arise.

The General Treasurer is responsible for the investment of certain funds and accounts of the State on a day-to-day basis. The State Treasury balance is determined daily. In addition, the General Treasurer  is the custodian of certain other funds and accounts and, in conjunction with the State Investment Commission, invests the amounts on deposit in such funds and accounts, including but not limited to the State Employees' and Teachers' Retirement Trust Fund and the Municipal Employees' Retirement Trust Fund. The General Treasurer submits a report to the General Assembly at the close of each fiscal year on the performance of the State's investments.

The Finance Committee of the House of Representatives is required by law to provide for a complete post-audit of the financial transactions and accounts of the State on an annual basis, which must be performed by the Auditor General, who is appointed by the Joint Committee on Legislative Services of the General Assembly. This post-audit is performed traditionally on the basis of financial statements prepared by the State Controller in accordance with the requirements of the GASB with specific attention to the violation of laws within the scope of the audit, illegal or improper expenditures or accounting procedures and recommendations for accounting and fiscal controls. The Auditor General also performs an audit of the State's compliance with federal program requirements pursuant to the federal Single Audit Act. The Auditor

General also has the power, when directed by the Joint Committee, to make post-audits and performance audits of all State and local public bodies or any private entity receiving State funds.

State Revenues and Expenditures

State Revenues - General

The State draws nearly all of its revenues from a series of non-property related taxes and excises, principally the personal income tax and the sales and use tax, from federal assistance payments and grants-in aid, and from earnings and receipts from certain State-operated programs and facilities.  The State additionally devices revenue from a variety of special purpose fees and charges that must be used for specific purposes as required by State law.

State General Fund Revenues

Personal Income Tax.

The State's current personal income tax system begins with federal Adjusted Gross Income ("AGI"), modified as provided for in current law, and then subtracts an enhanced standard deduction and a personal and dependent exemption amount to arrive at taxable income. Both the enhanced standard deduction and the personal and dependent exemption amounts are subject to phase-out for high income taxpayers. Taxable income is then subject to tax at marginal rates of 3.75%, 4.75%, and 5.99% to yield the Rhode Island tax liability before credits. Under the personal income tax system, eleven tax credits could be taken against the computed Rhode Island tax liability. The tax credits allowed are: a fully refundable earned income tax credit (15% of the federal earned income  tax credit effective  for the tax year 2017 and thereafter), a property tax relief credit, a lead paint abatement credit, a child and dependent care credit, credit for taxes paid to other states, a motion picture production company credit, a credit for contributions to qualified K-12 scholarship organizations, a historic structures tax credit, a Stay Invested in Rhode Island Wavemaker Fellowship tax credit, a Rebuild Rhode Island tax credit and a Rhode Island Qualified Jobs Incentive tax credit.

The personal income tax exemption includes an exemption for taxable Social Security benefits and an exemption of up to $15,000 of pension and annuity income for individual filers with federal adjusted  gross  income  of $80,000  or less  and  for joint  filers  with federal  adjusted  gross income    of
$100,000 or less; provided, that the taxpayer has reached full Social Security retirement age in the tax year in which the exemption is claimed.

Current law allows the State's Tax Administrator to modify income tax rates in accordance with federal tax law changes when the General Assembly is not in session to maintain the revenues  upon which appropriations are made.

In the 2017 Session, the General Assembly enacted the State's fifth Tax Amnesty program, effective from December 1, 2017 through February 15, 2018. Under this program, delinquent tax filers were not subject to penalties or prosecution and paid interest as computed under RIGL Section 44-1-7, reduced by 25%. Filers could enter a tax payment plan with the Tax Administrator. The program generated $6.8 million in personal income tax revenue (not including interest) in FY 2018.

In the 2018 Session, the General Assembly authorized the hiring of twenty-two (22) additional positions in the Division of Taxation as part of a reorganization of the Division.

Sales and Use Tax

The State assesses a tax on all retail sales, subject to certain exemptions, on hotel and other public accommodation rentals, and on the storage, use or other consumption of tangible personal property in the State. The State sales and use tax rate is 7.0%. Major exemptions from the sales and use tax include: (i) food for human consumption off the premises of the retailer, excluding food sold by restaurants, drive-ins or other eating places; (ii) clothing and most footwear that is sold for less than $250 per item; (iii) prescription medicines and medical devices; (iv) fuel used in the heating of homes and residential premises; (v) domestic water usage; (vi) gasoline and other motor fuels otherwise specifically taxed; (vii) sales of tangible property and public utility services when the property or service becomes a component part of a manufactured product for resale, or when the property or service is consumed directly in the process of manufacturing or processing products for resale and such consumption occurs within one year from the date such property is first used in such production; (viii) tools, dies and molds, and machinery and equipment, including replacement parts thereof, used directly and exclusively in an industrial plant in the actual manufacture, conversion or processing of tangible personal property to be sold; (ix) sales of air and water pollution control equipment for installation pursuant to an order by the Director of the Department of Environmental Management; and (x) sales of boats or vessels; (xi) buses, trucks and trailers used for interstate commerce; (xii) sale of local art; (xiii) sale of electricity and natural gas and heating fuels to businesses; and (xiv) sale of wine and spirits.

In the 2006 Session, the General Assembly passed legislation to conform to the Streamlined Sales Tax Project. The Streamlined Sales Tax Project is an effort created by state governments, with input from local governments and the private sector, to simplify and modernize sales and use tax collection and administration. Effective January 1, 2007, Rhode Island became a full member of the Streamlined Sales and Use Tax Agreement ("SSUTA"). By participating in the SSUTA, Rhode Island now has over 1,000 taxpayers who are voluntarily collecting and remitting use tax for sales into Rhode Island even though they do not have a legal requirement to do so.

In the 2011 Session, the General Assembly passed legislation to reduce the sales and use tax from 7.0% to 6.5% upon the passage of any federal law that requires remote sellers to collect and remit sales and/or use taxes due on purchases made by State residents, effective the first day of the first State fiscal quarter following passage. No such legislation has passed yet at the Federal level and thus the sales and use tax remains at 7.0%. The Supreme Court's 2018 decision in South Dakota v. Wayfair, while allowing states to collect sales tax from remote sellers, does not constitute federal legislation and therefore does not trigger a sales tax rate reduction.

The 2017 General Assembly approved the Governor's proposal to require entities connected to remote sales, including catalogs, to either collect and remit sales taxes, provide disclosures to the DOR on sales for which retailers are and are not collecting taxes, or provide notices to consumers or sellers regarding their respective sales and use tax obligations. This statutory change preceded the 2018 Supreme Court decision in South Dakota v. Wayfair, which allows states to collect sales tax from remote sellers.

As noted above, in the 2017 Session, the General Assembly enacted the State's fifth Tax Amnesty program, which generated $4.8 million in sales and use tax revenue (not including interest) in FY 2018.

The 2018 General Assembly approved the Governor's proposals to: (i) impose the sales tax on Software as a Service ("SaaS"), projected to generate $4.8 million in FY 2019; (ii) impose the sales tax on security services, projected to generate $9.7 million in FY 2019; and (iii) allow out-of-state patients to obtain medical  marijuana  from Rhode  Island  compassion  centers, projected  to generate approximately $250,000 in FY 2019. Restructuring the Division of Taxation is estimated to generate $4.4 million in additional sales tax collections in FY 2019. Finally, the General Assembly enacted a new sales tax exemption for alcoholic beverage kegs, with a corresponding $15,000 revenue loss projected in FY 2019.

Business Corporations Tax

The business corporations tax (currently 7.0% of gross revenues) is imposed on corporations deriving income from sources within the State or engaging in activities in the State for profit or gain. For tax years 2017 and thereafter, Rhode Island's corporate minimum tax is $400.

In 1996, the General Assembly enacted the Jobs Development Act ("JDA") (RIGL Title 42, Chapter 64.5). As subsequently amended, it provided for rate reductions of 0.25 percent (up to a maximum reduction of 6.0 percent) for each 50 new jobs created by eligible firms (each ten new jobs created by a small business) for three years past the elected base year. A qualifying job is a 30-hour per week, on average, position that pays at least 150.0 percent of the prevailing hourly minimum wage as determined by Rhode Island law. After three years, the rate reduction is set at that of the third year for as long as the third-year employment level is maintained. The New Qualified Jobs Incentive Act 2015 (RIGL Title 44, Chapter 48.3) discontinued the rate reductions under the JDA effective July 1, 2015 except in the case of a company that had qualified for a rate reduction prior to July 1, 2015.

The 2014 General Assembly passed legislation that implemented combined reporting with single sales factor apportionment and market-based sourcing of income for all C-corporations. As part of this reform of the business corporation tax, the General Assembly also reduced the business corporations tax rate for C-corporations from 9.0% to 7.0%. In addition, the 2014 General Assembly eliminated the franchise tax for those franchise tax filers paying more than the $500 minimum franchise tax. These changes were effective for tax years beginning after December 31, 2014.

The 2017 General Assembly adopted legislation to change the corporate tax payment schedule to align the State's practices with federal reporting timelines and recognized best practices. The schedule requires four payments and allocates half of estimated payments to each six-month period. The enacted FY 2019 Budget assumed a revenue loss of $2.2 million in FY 2019 from this change.

As noted above, in the 2017 Session the General Assembly enacted the State's fifth Tax Amnesty program, which generated $2.2 million in corporate income tax revenue (not including interest) in FY 2018.

The 2018 General Assembly adopted legislation to repeal the Job Training Tax Credit, which is projected to increase FY 2019 revenues by $400,000. Restructuring the Division of Taxation is estimated to generate $1.1 million in additional business tax collections in FY 2019.

Nursing Facility Provider Assessment

The State levies a tax on the gross revenues of nursing homes at a rate of 5.5%. In addition, the State levies a 1.5% tax on gross revenues from freestanding Medicaid facilities not associated with hospitals.

The 2018 General Assembly adopted several changes in the Medicaid program that result in a projected net increase of $6.2 million in provider assessment revenue in FY 2019, primarily due to a redesign of the dual eligible program that moves this population from managed care to a fee-for-service model. This will have a positive impact on the revenues of health care providers and thus generate additional tax revenues. There is an offsetting revenue loss to HMO insurance taxes, as described below.

Taxes on Public Service Corporations

A tax ranging from 1.25% to 8.0% of gross earnings is assessed annually against certain foreign and domestic public service corporations described in Title 44, Chapter 13 of the RIGL. In the case of corporations whose principal business is manufacturing, selling or distributing currents of electricity, the rate of tax imposed is 4.0% of gross earnings. For those corporations manufacturing, selling or  distributing illuminating or heating gas, the rate of tax imposed is 3.0%. Corporations providing telecommunications services are assessed at a rate of 5.0%. However, 100.0% of the amounts paid by a corporation to another corporation for connecting fees, switching charges and carrier access charges are excluded from the gross earnings of the paying company. In contrast, the tangible personal property within the State of telegraph, cable, and telephone corporations used exclusively for corporate business is exempt from local taxation but is subject to a State-level personal property taxation program, the revenue from which is disbursed to local communities.

Tax on Insurance Companies

Each insurance company transacting business in Rhode Island must file a final return each year on or before April 15 and pay a tax of 2.0 percent of the gross premiums on insurance contracts written during the previous calendar year covering property and risks within Rhode Island . With respect to an out-of-state insurance company, however, the tax cannot be less than that which would be levied by the applicable state or foreign (i.e., non-Rhode Island) jurisdiction on a similar Rhode Island insurance company or its agent doing business to the same extent in such jurisdiction.

The following premiums are exempt from the tax: (i) premiums from marine insurance issued in Rhode Island; (ii) the premiums paid to the insurer that maintains the State's workers' compensation insurance fund, and (iii) the premiums paid to nonprofit medical service corporations, nonprofit hospital service corporations, nonprofit dental service corporations and health maintenance organizations. Insurance and surety companies are exempt from the business corporations tax and annual franchise tax.

The 2018 General Assembly adopted several changes in the Medicaid program that result in a net projected revenue loss of $4.3 million in FY 2019, primarily due to a redesign of the dual eligible program as described above.

Financial Institutions Excise Tax

Each banking institution (defined as any state bank, federal savings bank, trust company, national banking association, mutual savings bank, building and loan association, or loan and investment company, but not including credit unions or banking institutions organized as S Corps) organized or incorporated under the laws Rhode Island or having its principal place of business or a branch located in Rhode Island must annually pay an excise tax measured by the greater of: (i) 9.0 percent of its net income for the preceding taxable year or (ii) $2.50 per $10,000 or a fraction thereof of its authorized capital stock as of the last day of the preceding taxable year. Excise tax payable by a national bank operating within Rhode Island is measured by option (i) above. The minimum tax payable is $100.

Banking Institutions Interest Bearing Deposits Tax

The bank interest bearing deposits tax was eliminated for state and national banks beginning January 1, 1998 and thereafter. A tax rate on deposits held by credit unions continues to apply with a rate of 0.0695 cents for each $100 for institutions with over $150 million in deposits and a rate of 0.0625 cents for each $100 for credit unions with less than $150 million in deposits.

Estate and Transfer Tax

For Rhode Island resident decedents or non-resident decedents who own real or tangible personal property located in Rhode Island and whose deaths occurred on or after January 1, 2015, an estate tax is imposed on the transfer of the net estate equal to the maximum credit allowed under federal estate tax law as it was in effect as of January 1, 2001, provided that a credit is allowed against the estate tax in the amount of $64,400 (for deaths occurring prior to January 1, 2017) and $65,370 (for deaths occurring on or after January 1, 2017). The credit is equivalent to taxes imposed on an estate with a taxable value of $1.5 million. The credit is indexed for indicated for inflation and may increase on an annual basis. For all decedents whose death occurred on or after January 1, 2002, any increase in the unified credit provided by 26 U.S.C., subsection 2010 in effect on or after January 1, 2001 shall not apply for Rhode Island estate tax purposes. The threshold estate tax exemption amounts applicable to decedents whose deaths occurred on or after January 1, 2010 and prior to January 1, 2015, as well as the estate tax credit applicable to estates of decedents whose deaths occurred on or after January 1, 2015 is indexed to the Consumer Price Index ("CPI") for all Urban Consumers as of September 30 of the prior calendar year. The time period for filing a return is nine months from the date of death.

As noted above, in the 2017 Session the General Assembly enacted the State's fifth Tax Amnesty program, which generated $1.4 million in estate and transfer tax revenue (not including interest) in FY 2018.

Motor Vehicle License and Registration Fees

The 2018 General Assembly adopted several changes to the motor vehicle license and registration fees, including an increase in the fee to update and/or obtain a duplicate driver's license from $5.00 to $25.00. These changes are estimated to generate $1.0 million in additional revenue in FY 2019. In addition, compliance with the Real ID Act of 2015, P.L. 109-13, a federal law pertaining to security, authentication, and standards for state driver's licenses ("Real ID"), is projected to increase driver's license revenues by $2.1 million due to the increase in the number of Rhode Island residents who will need to acquire a new license in FY 2019.

Cigarette Tax

The State's cigarette tax is comprised of a cigarette stamp excise tax, a cigarette floor stock tax, and a tax on the wholesale price of cigars, pipe tobacco, etc. The cigarette stamp excise tax generates  over 95% of the total cigarette taxes collected by the State.

The cigarette stamp excise tax rate has increased consistently over the last two decades, most recently on August 16, 2017, when the cigarette stamp excise tax rate was increased from $3.75 per pack of 20 cigarettes to $4.25 per pack. This change generated an estimated $5.3 million in additional revenue in FY 2018 and is expected to bring in similar amounts going forward.

The rate of tax on the wholesale price of cigars, pipe tobacco, and other tobacco products has also risen over the past ten years, although not as frequently as the cigarette stamp  excise  tax.  On July 1, 2006, the tax on cigars was limited to a maximum of 50 cents per cigar and the tax on snuff was changed to $1.00 per ounce with a minimum tax of $1.20.  On April 10, 2009, the other tobacco products tax was increased from 40.0% to 80.0% of the wholesale price. This increase in the wholesale price tax did not affect the maximum tax on cigars or the minimum tax on snuff.

Other Taxes

In addition to the above described taxes, the State imposes various fees, taxes and excises for the sale of liquor and other alcoholic beverages, controlled substances, the registration of motor vehicles, the operation of pari-mutuel betting, motor carrier fuel use and the conveyance of real estate.

The State also assesses a real estate conveyance tax of $2.30 for each $500 or fractional part of the sale price on sales of a controlling interest in a real estate company where a real estate company is a business that is primarily engaged in the holding, selling or leasing of real estate.

The State assesses an alcohol excise tax of $3.30 per barrel for beer and malt beverages. For high proof spirits, those spirits that contain 15% or more alcohol, the excise tax is $5.40 per gallon. For still wine, the excise tax is $1.40 per gallon.  The excise tax on low proof distilled spirits and sparkling wine is $0.75 per gallon.

The State's share of the 8.0% rental vehicle surcharge is deposited in the Rhode Island Highway Maintenance Account ("RIHMA"). Motor vehicle operator license and vehicle registration fees are also deposited in the RIHMA beginning in FY 2016, with 25.0% of these fees being transferred in FY 2016, 50.0% in FY 2017, 60% in FY 2018 and 100% in FY 2019.

Departmental Receipts

Licenses and Fees. The largest category of departmental receipts is licenses and fees. This category's prominence in departmental receipts is due largely to the assessment of the hospital licensing fee beginning in FY 1995. Other significant license and fee revenues are derived from the registration of securities, motor vehicle title fees and various professional licenses. Motor vehicle title fees, emission control inspection fees, and good driving record dismissal fees were transferred from General Fund license and fees revenue to the RIHMA beginning in FY 2015.

The hospital licensing fee was first enacted in 1994 and is reinstituted each legislative session. The 2018 General Assembly reinstituted the hospital licensing fee for FY 2019 at a rate of 6.0% of hospital FY 2017 net patient revenues and retained the 37.0% discount on the rate for all Washington County hospitals. The 37.0% discount yields an effective hospital licensing fee rate for Washington County hospitals of 3.78%. The payment of the FY 2019 hospital licensing fee, estimated at $180.8 million, will occur in July 2019.

In the 2015 Session, the General Assembly eliminated the 2.0% surcharge on net patient revenues from imaging services and outpatient health care facilities. Previously, a monthly surcharge of 2.0% was imposed upon the net patient revenue received by every outpatient health care facility and every imaging services provider. In addition, the General Assembly agreed to eliminate licensing requirements for 27 professional licenses issued by the Department of Business Regulation ("DBR"), the Department of Health, the Department of Elementary and Secondary Education, and the Department of Environmental Management.

The 2018 General Assembly adopted several changes to licenses and fees, including increased compassion center surcharge fees for allowing out-of-state patients to purchase medical marijuana at Rhode Island compassion  centers;  increasing  securities  registration  fees for closed end mutual funds to $1,500 and for open end funds to $1,750; increasing insurance claims adjuster license fees to $250 and elimination of or reduction in various business license fees. An increase in the Department of Health vital records fee revenues is anticipated from the implementation of Real ID. These changes are estimated to generate increased license and fee revenue of $10.0 million in FY 2019.

Sales and Services. A second category of departmental receipts is sales and services, which includes rental payments at State piers, board and support payments at the Veterans' Home and revenues derived from the sale of vanity license plates.

The 2018 General Assembly adopted a delay in the reissuance of vehicle license plates to January 2020, so that Real ID compliant operator licenses could be issued. This is projected to result in a loss of revenue of $1.8 million in FY 2019.

Fines and Penalties. A third category of departmental receipts is fines and penalties, such as interest and penalties on overdue taxes.

In the 2017 Session the General Assembly enacted the State's fifth Tax Amnesty program, which generated $4.2 million in interest on overdue taxes in FY 2018.

Miscellaneous Departmental Revenues. Miscellaneous departmental revenues include revenues from investment earnings on General Fund balances, indirect cost recoveries, as well as child support payments.

In 2016, the Office of the General Treasurer changed the policy on the treatment of tax refund and other State-issued checks issued by the State that remain uncashed after a specified period of time. In the past, these checks were written off in June of each fiscal year and the amount of the checks written off were reverted to general revenues. Effective for FY 2016 and thereafter, the Office of the General Treasurer will turn uncashed tax refund and other State-issued checks over to the State's unclaimed property program rather than writing the checks off and reverting uncashed amounts to general revenues. The net impact of this change in policy was to reduce miscellaneous departmental receipts revenues by  the amount of the checks transferred to the unclaimed property program less the 10% indirect cost recovery charge that is assessed against the unclaimed property program.

Other Sources

The largest component of Other Sources is the transfer from the Rhode Island Lottery. A detailed history of the lottery and the related statutory changes over time can be found below under the heading "Rhode Island Lottery."

The next largest component of Other Sources is the unclaimed property transfer. The unclaimed property transfer reflects funds that have escheated to the State. They include unclaimed items, such as bank deposits, funds held by life insurance companies, deposits and refunds held by utilities, dividends, and property held by courts and public agencies. The General Treasurer deposits escheated funds into the General Fund, with deductions made for administrative costs.

The final component of Other Sources is the other miscellaneous revenues category. This category reflects, among other things, non-recurring receipts that are not recorded in other receipt categories, such as one-time receipts from the securitization of tobacco master settlement agreement payments, settlement revenues and transfers from other State entities.

In the enacted FY 2018 Budget, the General Assembly authorized several transfers of excess reserves from various quasi-public agencies. These included $5.0 million from the NBC, $3.5 million from the RIIB, and $6.0 million from the RIHEBC. The General Assembly also authorized the transfer of $12.5 million from National Grid's 2018 System Reliability and Energy Efficiency Conservation Procurement program, which generates most of its revenues from a legislatively-authorized fee assessed on consumers.

In the FY 2019 Budget, the General Assembly authorized the transfer of $4.0 million from the RIIB and the return of $750,000 from Commerce RI from the original FY 2016 appropriation for the Anchor Institution Tax Credit. In addition, the General Assembly authorized the creation of a new Collections Unit in the Department of Revenue that is projected to collect $1.3 million in outstanding revenues owed to the State and increased the license fee for compassion centers from $5,000 to $250,000 to generate $735,000 in additional revenue.

 Rhode Island Lottery

The State Lottery Fund was created in 1974 for the receipt and disbursement of revenues of the State Lottery from sales of lottery tickets and license fees. The monies in the fund are allotted for: (i) establishing a prize fund from which payments of the prize are disbursed to holders of winning lottery tickets, the total of which prize payments equals, as nearly as is practicable, 45% of the total revenue accruing from the sale of lottery tickets; (ii) payment of expenses incurred by the Lottery in the operation of the State lotteries; and, (iii) payment to the State's General Fund of all revenues remaining in the State Lottery fund, provided that the amount to be transferred into the General Fund must equal not less than 30% of the total revenue received and accrued from the sale of lottery tickets plus any other income  earned from the lottery.

The State retains a percentage of approximately 60.7% of the payout for certain lottery and keno games and redistributed net terminal income ("NTI") from video lottery games, in accordance with State law. At present, there are two licensed video lottery facilities operating in the State of Rhode Island: (1) Twin River Casino ("Twin River", formerly known as Lincoln Park) located in the Town of Lincoln, Rhode Island, and (2) Tiverton Casino (the "Tiverton Casino", formerly located in the City of Newport, Rhode Island and known as "Newport Grand") located in the Town of Tiverton, Rhode Island. Both facilities operate on a 24 hour per day, seven days per week basis. In the 2005 Session, the General Assembly passed legislation that allowed the Director of the Division of Lottery to enter long-term contracts with the owners of Twin River and Newport Grand. The master contract for Twin River froze the retailer's share of video lottery NTI at 28.85% for existing video lottery terminals and 26.0% for additional video lottery terminals (which rates are subject to certain adjustments based on the consumer price index in the 11th through 15th years of the contract term). The master contract for Newport Grand froze the retailer's share of video lottery NTI from existing and additional video lottery terminals at  26.0%. Under State law, table games are only permitted at Twin River, with the State retaining a percentage of the net table game revenue as defined in State law. As of July 1, 2014, the percentage of  net table game revenue retained by the State is 16%.

In the fall of 2011, the Division of Lottery commissioned a study (the "Christiansen Study") by Christiansen Capital Advisors, LLC ("Christiansen") to determine the impact that the pending expansion of gaming in Massachusetts might have on Rhode Island's gaming industry and revenues. The  Christiansen Study examined nine different scenarios depending on the location of the three destination resort casinos and the one slot parlor in Massachusetts.  Under the likely case scenario with table games  in operation only at Twin River outlined in the Christiansen Study, the DOR projected that, by FY 2020, casino gaming in Massachusetts will reduce Twin River gross gaming revenues by 37.3% from its FY 2014 level of $462.4 million and reduce Newport Grand gross gaming revenues by 53.2% from its FY 2014 level of $44.7 million. These projected declines in Twin River and Newport Grand gross gaming revenues were estimated to reduce the State's revenues from these facilities by $121.0 million in FY 2020 vis-a-vis the amount the State received from these two facilities in FY 2014. No assurance can be given, however, as to how gaming in Massachusetts, or the overall decline of the casino industry in  the Northeast, will ultimately affect revenues generated at Twin River or Tiverton Casino from table gaming and/or video lottery terminals in the future.

The following information, as to no representations are made, regarding gaming in the Commonwealth of Massachusetts (the "Commonwealth") has been gathered from public sources, including http://www.massbondholder.com/archive/investor-disclosure, which is not incorporated by reference. On November 22, 2011, the Governor of the Commonwealth signed into law an act that authorized the establishment of three destination resort casinos and one slot parlor in the Commonwealth. The act allows for one destination resort casino in each of three regions in the Commonwealth and a slot parlor at one location in the Commonwealth. Each destination resort casino requires a minimum capital investment of $500 million and must include a hotel. Each destination resort casino must pay to the Commonwealth a licensing fee of $85.0 million and pay taxes at a rate of 25.0% on gross gaming revenue. The slot parlor must pay a $25.0 million licensing fee to the Commonwealth, invest $125  million in the facility that hosts the slot parlor and pay taxes at a rate of 40.0% of gross gaming revenue to the Commonwealth and a rate of 9.0% of gross gaming revenue to the Massachusetts Racehorse Development Fund. Finally, each destination resort casino and the slot parlor must pay an annual licensing fee of $600 for each slot machine in operation at a facility.

The Massachusetts Gaming Commission has awarded licenses for two of the three casinos and  the one slot parlor contemplated by the gambling legislation. Licenses were awarded to MGM Resorts International on June 13, 2014 for a casino in Springfield, Massachusetts ("MGM Springfield") approximately 81 miles from Twin River, and to Wynn Resorts on September 16, 2014 for a casino in Everett, Massachusetts ("Wynn Everett"), which is just outside of Boston, approximately 55 miles from Twin River. MGM Springfield opened on August 24, 2018; Wynn Everett is expected to be operational in calendar 2019.

A license was also awarded on February 27, 2014 to Penn National Gaming for a slot parlor in Plainville, Massachusetts, approximately twenty (20) miles from Twin River. The Plainville slot facility opened on June 24, 2015. In fiscal 2017, the slot facility generated approximately $158.3 million in gross gaming revenue, resulting in $63.4 million in budgetary fund taxes collected by the Commonwealth. In fiscal 2018, the Plainville slot facility generated approximately $170 million in gross gaming revenue, resulting in $68.0 million in budgetary fund taxes collected by the Commonwealth. Twin  River's revenues were $569.6 million in FY 2016, down by approximately 1.35% from FY 2015; Twin River revenues then grew to $576.4 million in FY 2017, an increase of 1.19% from FY 2016, and to $580.7 million in FY 2018, an increase of 0.75% from FY 2017.

With regard to the third regional resort casino, in March, 2016, the Mashpee Wampanoag tribe announced that it would commence construction of a tribal resort casino in the third region in Taunton, based upon the assumed power of the U.S. Secretary of the Interior to take land into trust for the tribe. On April 28, 2016, the Gaming Commission voted to deny an application for a license. On July 28, 2016, in the case of Littlefield v. the U. S. Department of the Interior, the U. S. District Court held that the Secretary of the Interior lacked the authority to take land into trust for the Mashpee Wampanoag tribe and remanded the matter back to the Secretary of the Interior for further proceedings consistent with the opinion as well as the declaratory judgment entered. The U.S. Bureau of lndian Affairs filed a motion for reconsideration, which was denied by the District Court, and the Mashpee Wampanoag filed a motion to intervene, which was granted. In December 2016, the U.S. Department of the Interior and the Mashpee Wampanoag each filed a notice of appeal to the U. S. Court of Appeals for the First Circuit. On April 24, 2017, the Mashpee Wampanoag filed an assent to motion to stay briefing pending the revised decision from the Department of the Interior. On May 8, 2017, the Department of the Interior moved to withdraw its appeal. The Mashpee Wampanoag have asked the Court of Appeals to stay the matter further pending a decision from the Department of the Interior, and the Court has agreed to the requested stay. On July 25, 2018, the U.S. House of Representative Subcommittee on Indian, Insular and Alaska Native Affairs held a hearing on proposed legislation (H.R. 5244) that would allow the Mashpee Wampanoag land to remain in trust. No action has yet been taken on this legislation. On September 7, 2018, the Department of the Interior issued a revised land-

in-trust decision concluding that the Mashpee Wampanoag did not meet the statutory requirements to have land taken into trust. The Mashpee Wampanoag filed an appeal of this decision in the U.S. District Court for the District of Columbia; they have asked the First Circuit Court of Appeals to further extend the stay in the appeal currently pending before the First Circuit.

On June 6, 2018, the unsuccessful applicant in Taunton sent a letter to the Gaming Commission requesting that the Gaming Commission reconsider its unsuccessful application filed in 2015 and denied by the Gaming Commission on April 28, 2016. The Gaming Commission acknowledged the applicant's letter at its July 26, 2018 meeting and subsequently requested public comments on the issues raised therein. The comment period concluded on November 30. The Gaming Commission tabled the issue pending Governor Baker's appointment of a new chairperson, which occurred effective February 4, 2019. The Gaming Commission is expected to review comments received and consider next steps.

It is unclear the extent to which the lawsuits, Interior's decision of September 7, 2018 or the pending federal legislation will have on the Massachusetts Gaming Commission's  decision with respect  to the issuance of the third resort casino license.

Newport Entertainment and Leisure, LLC, ("NEL"), a Rhode Island limited liability company, entered into an Asset Purchase Agreement (the "Newport Grand Agreement") with the owner of Newport Grand, Newport Grand LLC, a Rhode Island limited liability company ("NG LLC"), on or about December 31, 2013 to acquire Newport Grand.

In March of 2015, Twin River Management Group, Inc. ("TRMG"), a Delaware corporation that is the corporate parent of UTGR, Inc., the owner of Twin River, and NEL entered into an agreement under the terms of which the Newport Grand Agreement would be assigned to TRMG. Shortly thereafter, TRMG announced that it had obtained an option to purchase approximately 45 acres of land in the northern part of the Town of Tiverton, approximately 400 feet from the Massachusetts border, and that after its acquisition of Newport Grand, it intended to seek permission to transfer Newport Grand to the Tiverton location. TRMG's goal is to better compete with the imminent threat of casinos in Massachusetts by offering both video lottery and table games at the Tiverton property. The transfer of Newport Grand to Tiverton required State-wide voter approval and approval by voters in the Town of Tiverton, as well as regulatory approval by the DBR and the DOR Division of Lotteries.

On or about April 24, 2015, Premier Entertainment II, LLC, a Delaware limited liability corporation of which TRMG is the sole member ("Premier"), filed a Facility Permit Ownership Transfer Application ("Application") with the DBR seeking to transfer the facility permit for Newport Grand to Premier. The DBR approved the transfer, subject to certain conditions. On or about July 1, 2015, Premier filed an application for a lottery sales agent license with the Lottery for Newport Grand. The transfer of Newport Grand to Premier occurred on July 14, 2015.  TRMG announced on July 24, 2015 that it had completed the acquisition of Newport Grand.

The 2015 General Assembly enacted several changes modifying operating requirements for Newport Grand due to its proposed acquisition and relocation by Premier. The legislation suspends the requirement that Newport Grand maintain 180.0 full-time equivalent (FTE) positions and reduces the required positions to 100.0 FTEs. The total required FTEs at the facility would revert to 180.0 positions in the event that Newport Grand is licensed to host video lottery games and table games at a facility relocated outside of the City of Newport. The General Assembly also reinstituted the enhanced share of video lottery net terminal income for the owners of Newport Grand albeit at a rate of one and nine-tenths (1.9) percentage points effective July 1, 2015 through June 30, 2017. Unlike the previous increase in Newport Grand's share of net terminal income, the funds garnered from the 1.9 percentage point enhanced share must be applied exclusively to marketing expenditures for the facility.

In November 2015, Christiansen updated the Christiansen Study (which had been previously updated in November 2014) of the impact of casino gaming in Massachusetts on Rhode Island gaming revenues. In the 2015 update, Christiansen analyzed the reconfiguration of gaming at Twin River, where there are 272 fewer video lottery terminals in operation, 12 more traditional table games and a poker room with 16 poker tables, and the anticipated addition of a hotel, as well as the relocation of Newport Grand's video lottery terminal operations to a full casino located in Tiverton. These Rhode Island gaming scenarios were analyzed with Massachusetts resort casinos located in Springfield, Everett, Brockton or Taunton, and a slots-only facility located in Plainville. The 2015 update to the Christiansen Study projected that a slots-only facility in Plainville would have a lesser impact than originally projected, primarily due to the reconfiguration of gaming at Twin River. In addition, the 2015 update to the Christiansen Study found that the addition of a hotel at Twin River would increase gaming revenues generated from the video lottery terminals and the table games. The 2015 update to the Christiansen Study projected that the negative impact from resort casino gaming in southeastern Massachusetts will be significantly less with either a resort casino located in Brockton or a tribal casino located in Taunton versus Fall River, as was analyzed when the Christiansen Study was updated in 2014. Finally, the 2015 update to the Christiansen Study projected that the transfer of the gaming operations at Newport Grand to a full casino located in Tiverton would increase gaming revenues to the State; provided such a relocation receives approval via the passage of the State and local referenda discussed above. The 2015 update to the Christiansen Study did find, however, that, if there were both a resort casino in Brockton and a tribal casino in Taunton, then the economic viability of a smaller full casino in Tiverton would be doubtful to the point that such a casino would likely fail in the face of this level of competition.

In March 2016, the General Assembly passed, and the Governor subsequently signed into law, legislation authorizing referenda questions to appear on the November 2016 ballot with regards to transferring Newport Grand operations to the Tiverton site. The voters approved this referendum question at both the local and State-wide level. Because the Tiverton Casino operates 24 hours per day seven days per week, 1.45% of net terminal income will be paid to the Town of Tiverton. Under prior law, the Newport Grand facility was not open 24 hours per day seven days a week and therefore the City of Newport's share of net terminal income was 1.01%. Under the new law, the State's share of net table  game revenue will be reduced from 16% to 15.5%. The Town of Lincoln and the Town of Tiverton each receive 1.0% of the net table game revenue, with the balance going to the casino operator. The law also guarantees the Town of Tiverton and the Town of Lincoln a minimum of three million dollars ($3.0 million) each year from the combination of net table game revenues and NTL To the extent that either town does not receive that amount in any State fiscal year, then the State is required to make up the shortfall out of the State's share of NTI and net table game revenue. The guarantee continues in effect so long as both table games and video lottery games are offered at the gaming facilities. It is anticipated that the Town of Lincoln will not receive any payments from the State under this provision because sufficient revenues are anticipated at Twin River to achieve this minimum payment. The Tiverton Casino opened September 1, 2018.

Christiansen updated the Christiansen Study in October 2017 considering new developments in the southern New England gaming market. Within the State, these developments include the move of Newport Grand to Tiverton and the planned hotel at Twin  River  in Lincoln.  Changes to the market outside the State include the rejection of the application for a casino in Brockton, ongoing litigation over the Taunton tribal casino, the opening of MGM Springfield, the delay of Wynn Everett, and plans for a tribal casino in East Windsor, Connecticut. In FY 2019, it is anticipated that the largest impact on State revenue will be caused by the opening of MGM Springfield. Twin River VLT revenue and table game revenue are expected to decline 3.8% and 13.7%, respectively, in FY 2019. Wynn Everett is anticipated to open in July 2019, which pushes the impact of that casino from FY 2019 to FY 2020. In FY 2020, Twin River VLT revenue and table game revenue are expected to decline 5.3% and 3.8%, respectively. These estimates assumed that a new hotel would open at Twin River in July 2018; the hotel opened in the fall of 2018. Revenue loss at Twin

River is expected to be offset by strong growth at the Tiverton Casino. The Tiverton Casino, unlike its predecessor Newport Grand, has table games. The study assumed a December 2018 opening for the Tiverton Casino, even though the casino opened September 1, 2018. The study also assumed a tribal casino will open in East Windsor in July 2021 and Taunton in July 2022. The study  found that these new facilities would lead to further declines in gaming revenue at Twin River and would reverse revenue growth at the Tiverton Casino.

The FY 2019 Budget included legislation legalizing sports betting at the State's two casinos beginning October 1, 2018. This legislation was enacted following the U.S. Supreme Court ruling in Christie v. National Collegiate Athletic Association, which struck down the Professional and Amateur Sports Protection Act of 1992 as unconstitutional. This federal law had prohibited most states (including Rhode Island) from legalizing sports betting. The FY 2019 Budget includes $23.5 million in estimated revenue from the implementation of sports betting based on an assumed start date of October 1, 2018, but actual implementation was delayed until mid-November 2018 and thus the estimated revenues were revised downward at the November 2018 Revenue Estimating Conference to $11.5 million. The FY 2019 Budget also included an estimated increase in lottery revenue of $4.1 million from the implementation of new games by the Division of Lottery.

The General Assembly approved, and the Governor signed into law, legislation on March 25, 2019 authorizing the Lottery Division to implement mobile sports wagering. Implementation is expected to take three to four months and be fully operational early in FY 2020. The Governor's FY 2020 recommended budget included an estimate of $3.0 million in additional revenue associated with mobile sports wagering.

 Historic and Motion Picture Production Tax Credits

The State's Historic Structures Tax Credit has allowed a taxpayer to receive a tax credit equal to up to 30% of the qualified rehabilitation expenditures made in the substantial "rehabilitation of a certified historic structure." To qualify, the application for certification must have been made prior to January 1, 2008. These credits were transferable, could be carried forward for ten years, and could be used to offset the personal income tax or certain business tax liabilities of a taxpayer. In the 2008 Session, the General Assembly enacted legislation that authorized Commerce RI to issue up to $356.2  million in revenue  bonds to provide a fund from which the General Fund would be reimbursed for the State's historic tax credit liabilities paid out to taxpayers. Since June 2009, $225 million of bonds have been issued by Commerce RI, which are secured by payment obligations of the State subject to annual appropriation by the General Assembly. Of the remaining $131.0 million of authorized bonds, up to $77 million is expected to be issued in the Spring of 2019. The balance was authorized for debt service reserves and cost of issuance and will not be required and therefore will be extinguished.

Under the legislation, developers will receive a credit of 25 percent of the cost of approved rehabilitation work for projects that rehabilitate space for a trade or business, and 20 percent of the cost of approved rehabilitation work for residential apartments and condominiums. In either case, the maximum allowed credit is $5.0 million. The maximum credit any one historic rehabilitation project can receive is $5.0 million. The developer must pay a non- refundable fee equal to 3.0% of the estimated qualified rehabilitation expenditures the developer   expects to incur for the eligible project. The proceeds from these fees are deposited into the Historic Preservation Tax Credit Trust Fund and are used to reimburse the General Fund for the redemption of historic structures tax credit certificates. Historic structures tax credit certificates can be redeemed against personal income tax, business corporations tax, financial institutions tax, public utilities gross earnings tax, and insurance companies gross premiums tax liabilities.

In addition, the 2013 General Assembly enacted legislation that allowed for the re-use of historic structures tax credits associated with historic rehabilitation projects that were abandoned by developers after being accepted into the reconstituted historic structures tax credit program in 2008. This legislation reallocated $34.5 million of historic structures tax credits identified at the time that had been previously authorized to new historic rehabilitation projects and continues to reallocate credits that become available either due to abandoned projects or projects completing at a lower cost than originally estimated.

The State's Motion Picture Production Tax Credit program allows a motion picture production company to receive a tax credit equal to 25 percent of its certified production costs for activities occurring within Rhode Island. To avail itself of the tax credit under current law: (i) the primary locations for the motion picture must be within Rhode Island; and (ii) the minimum production budget for the motion picture must be $100,000. The State's Film Office must approve the motion picture and give initial and final certification. In connection with securing final certification, the motion picture production company must submit an independent accountant's certificate listing the costs associated with the tax credit. The motion picture production company "earns" the tax credit in the taxable year when production in Rhode Island is completed, and any unused credit can be carried over for three years. The credit is assignable, and any proceeds received by the motion picture production company for the assignment are exempt from State tax. These tax credits may be used to offset personal income tax, business corporation tax, public utilities gross earnings tax, insurance companies gross premiums tax, and financial institutions tax liabilities. Currently, total motion picture tax credits plus musical and theatrical production tax credits combined are capped at $15.0 million annually to be available to both types of productions equally in no specific amount. No credits are to be issued after July 1, 2024.

The 2018 General Assembly adopted legislation to increase the amount of the Motion Picture Production Tax Credit that can be claimed from 25% to 30% of state certified production costs, and raise the project cap from $5.0 million to $7.0 million. There is no change to the annual cap of $15.0 million, nor the sunset date of July 1, 2024.

 Intermodal Surface Transportation Fund Revenues

During the 2014 Legislative Session, the financing mechanism for transportation infrastructure and bridge repairs changed dramatically when the General Assembly enacted Article 21 - Relating to Transportation of the FY 2015 Appropriations Act ("Article 21"). Article 21 created a long-term plan for financing Rhode Island's roads and bridges, along with removal of the authority to toll the Sakonnet River Bridge. Article 21 expanded the RIHMA within the Intermodal Surface Transportation Fund, such that this account will become Rhode Island's primary source for transportation financing, by making several technical changes to existing law and by implementing various funding streams to finance the transportation plan. Various motor vehicle fees, surcharges and tax revenue, which were previously accounted for in the General Fund, are now being deposited in the RIHMA for this purpose.

Article 21 removed authority of RITBA to toll the Sakonnet River Bridge as of June 30, 2014 (the toll was formally removed on June 20, 2014 by order of the Governor). RITBA continues to control the four bridges in the East Bay (Newport Pell, Jamestown, Mount Hope, and Sakonnet) and a portion of Route 138. To make up for the loss of toll revenue on the Sakonnet River Bridge, Article 21 transferred
3.5 cents ($0.035) per gallon of the State gas tax to RITBA beginning July 1, 2014 to be used for maintenance expenses, capital expenditures and debt service on any of the Authority's projects.

Article 21 made additional changes that resulted in new revenue to the RIHMA, including: (i) authorization to increase the gas tax every other fiscal year equivalent to the increase in the Consumer Price Index (CPI), rounded to the nearest 1.0 cent increment; (ii) transfer of fees collected for the issuance of certificates of title; (iii) transfer of surcharges collected on vehicle rentals; (iv) imposition of a new $25 fee on dismissals based on good driving records; (v) increase of the fee on motor vehicle inspections from $39 to $55, $32 of which will go to the RIHMA; and (vi) transfer of most motor vehicle related fees over a three year period, with 25.0% transferred in FY 2016, 50.0% in FY 2017, 60.0% in FY 2018 and 100.0% in FY 2019.

Motor Fuel Tax

The Intermodal Surface Transportation Fund is supported by the State's 33 cents per gallon motor fuel tax. A motor fuel tax is due on the sale of all fuels used or suitable for use in operating internal combustion engines for operating or propelling motor vehicles on the public roadways of the State other than fuel used: (i) for commercial fishing and other marine purposes    other than operating pleasure craft; (ii) in engines, tractors, or motor vehicles not registered for use or used on public highways by lumbermen, water well drillers, and farmers; (iii) for the operation of airplanes; (iv) by manufacturers who use diesel engine fuel for the manufacture of power and who use fuels other than gasoline and diesel engine fuel as industrial raw material; and, (v) for municipalities and sewer commissions using fuel in the operation of vehicles not registered for use on public highways. Taxes paid in prior periods are subject to refund if it is later determined that such tax was not due and payable on the motor fuel purchased.

In the 2014 Session, the General Assembly enacted legislation to index the motor fuel tax rate on a biennial basis to the Consumer Price Index for all Urban Consumers (CPI-U), as published by the United States Bureau of Labor Statistics as of September 30 of the prior calendar year, with the first indexation effective July 1, 2015. This change does not impact general revenue since effective July 1, 2009 the State's General Fund no longer receives any of the revenues generated by the State's motor fuel tax.  The indexation of the motor fuel tax rate resulted in an increase in the State's motor fuel tax from $0.32 per gallon to $0.33 per gallon on July 1, 2015. There was no increase on July 1, 2017 because of low inflation.  The next inflation adjustment review is for the period beginning July 1, 2019.

In addition, the State charges a fee of one cent per gallon of motor fuel delivered to an underground storage tank ("UST"). Motor fuel tax receipts fund operating and debt service expenditures of RIDOT, as well as specific portions of transportation-related expenditures of RIPTA and the Department of Human Services ("DHS"). As of FY 2019, the 33 cents per gallon motor fuel tax and the one cent UST fee are allocated as follows: 17.25 cents to RIDOT; two cents to an indenture trustee to support debt service on motor fuel tax bonds; 9.75 cents to RIPTA, of which 9.25 cents are from motor fuel tax and 0.5 cents are from the UST fee; 3.5 cents to RITBA for maintenance expense, capital expenditures and debt service; one cent to DHS for its Elderly and Disabled Transportation Program, and the remaining 0.5 cents from the UST fee to the Department of Environmental Management's UST Replacement Fund.

Dedication of Registration and License Fees

The State dedicates certain registration and license fees to transportation purposes, namely as a piece of the State match used towards the U.S. Department of Transportation's federal highway program. This three-year, phased increase in registration and license fees began in FY 2014. Two-year registration and driver's license fees were each increased by $30 ($10 per year for three-years), while one-year registration fees were increased by $15 ($5 per year for three-years). All existing vehicle registration and license fees, as discussed above under "Other Sources - Intermodal Surface Transportation Fund Revenues," will be transferred to the RIHMA.

RhodeWorks Revenues

In February 2016, the General Assembly enacted legislation authorizing RIDOT to construct toll gantries at various locations along the interstate highways in Rhode Island. The revenues generated from these tolls will be deposited to the Rhode Island Bridge Replacement, Reconstruction and Maintenance Fund. Tolls will be assessed electronically only on vehicles classified by the Federal Highway

Administration as Class 8 - single trailer, three or four axles up to and including Class 13 - seven or more axle multi-trailer trucks. The maximum toll amount for a one-way border-to-border trip through Rhode Island will not exceed $20 and the daily maximum amount of tolls collected upon the same individual large commercial truck will not exceed $40. In addition, this legislation authorized the Department to borrow up to $300 million in GARVEE bonds through Commerce RI to finance highway improvements, the repayment of which will be derived from and secured by future distributions of federal highway trust funds due to the State. GARVEE bonds in the principal amount of $245,925,000 were issued in the fall of 2016. The State has completed its evaluation of contract proposals for the construction of 14 toll gantries, and the contracts were awarded in May 2017. Collections began in June 2018 with two toll gantries; additional toll gantries are anticipated to become operational at a later date. A lawsuit was filed against  the State in federal court challenging the statute authorizing tractor-trailer tolling.

Non-General Revenue Sources

Restricted Receipts

These expenditures reflect various dedicated fees and charges, interest on certain funds and accounts maintained by the State and private contributions and grants to certain State programs. Such receipts are restricted under law to offset State expenditures for the programs under which such receipts are derived.

Federal Receipts

Federal receipts are revenues from the federal government, representing grants-in-aid and reimbursements to the State for expenditures for various health, welfare and educational programs and distribution of various restricted or categorical grants-in-aid.

Federal grants-in-aid reimbursements are normally conditioned to some degree, depending on the particular program being funded, on matching resources by the State ranging from a 50% matching expenditure to in-kind contributions. The largest categories of federal grants  and reimbursements are made for medical assistance payments for the indigent (Title XIX, or Medicaid), and a block grant for Temporary Assistance to Needy Families ("TANF"). The federal participatory rate for Title XIX, known as the Federal Medical Assistance Percentage ("FMAP"), is recalculated annually. The major determinant in the FMAP rate calculation is the relative per capita income of the State.

As part of the auditing process for the fiscal year ended June 30, 2018, the Auditor General observed material non-compliance in the administration of certain federal programs, which is reported in the Auditor General's "Single Audit Report" for that fiscal year. The State's Fiscal 2018 Single Audit Report was completed on April 1, 2019 and is available on the Office of the Auditor General's website at http://www.oag.ri.gov/reports.html. The more significant federal program findings relate to implementation of the RIBridges integrated eligibility computer system, formerly known as the Unified Health Infrastructure Project ("UHIP"), which is used to administer multiple human service programs. As a result, the Auditor General expressed an adverse opinion regarding compliance for two major federal programs in the Fiscal 2018 Single Audit Report. The State has, and will continue to, dedicate substantial resources to resolving these issues in a timely manner.

State Expenditures

 Medicaid

Medicaid is a health insurance program jointly funded by the federal government and the states to provide services to low-income children, pregnant women, parents of dependent children, the elderly, and people with disabilities. The federal government's share of expenditures for most Medicaid services is the FMAP. The remainder is referred to as the nonfederal or state share. With passage of the  Patient Protection and Affordable Care Act of 2010, commonly referred to as the Affordable Care Act ("ACA") states have the option of expanding coverage to include certain low-income adults with the federal government paying all program costs for the first three years and eventually paying 90% of the total cost. Rhode Island provides Medicaid assistance consisting of medical assistance, residential care, community- based services and case management activities to individuals who meet the eligibility criteria established for the various assistance programs operated by the Executive Office of Health and Human Services ("EOHHS") and the four departments under its umbrella: DHS; Behavioral Healthcare, Developmental Disabilities and Hospitals; Children, Youth and Families; and Health.

The FY 2019 Revised Budget includes $2.886 billion in funding for the Medicaid program, including $1.133 billion in general revenue funding. Overall, Medicaid represents 30.2% of the total FY 2019 Budget and 29.0% of the general revenue budget.

The FMAP is a calculation with significant impact on state health and human services spending. The formula that determines an individual state's Medicaid rate is based on that state's three-year average per capita income relative to national per capita income and represents the portion of medical services delivered under the Medicaid program that the federal government will contribute. States with a higher  per capita income level are reimbursed a smaller share of their costs. By federal law, the Medicaid rate cannot be lower than 50% or higher than 83%. The federal contribution to any state's administrative costs for Medicaid services is set at 50%. For Rhode Island, the projected rate for State FY 2019 is based on one-quarter of federal fiscal year 2018 and three-quarters of federal fiscal year 2019, resulting in a combined rate of 52.29%.

The Rhode Island Consumer Choice Global Compact Waiver, or Medicaid Global Waiver, was approved by the Centers for Medicare and Medicaid Services on January 16, 2009. The Global Waiver establishes a new federal-state agreement that provides Rhode Island with the flexibility to provide services in the least restrictive, most cost-effective way to meet the needs of its citizens. The waiver was effective until December 31, 2018; however, on December 20, 2018, CMS granted EOHHS an extension to December 31, 2023. Programs under the waiver include Rlte Care, Rhody Health Partners, Rhody Health Options, Connect Care Choice, home and community-based services to elderly residents, residential and community support programs to adults with behavioral health and developmental disabilities, and breast and cervical cancer treatments. This waiver also allows the State to leverage Medicaid for services that were previously only State funded in DHS, Behavioral Healthcare, Developmental Disabilities and Hospitals, and Children, Youth and Families.

On March 23, 2010, President Obama signed the ACA, which provides for national health care reform. The ACA requires most U.S. citizens and legal residents to have health insurance by January 1, 2014, or pay a tax penalty, and expands Medicaid coverage to individuals and families up to 138% of the federal poverty level. It also provides for premium credits and cost-sharing subsidies for individuals and families between  139%  and  400%  of  poverty.  The  ACA  requires  most  employers  to  offer medical coverage, includes small business tax credits for employers with no more than 25 employees,  and provides for a temporary reinsurance program for employers providing health insurance coverage to individuals over 55 years of age, but who are not eligible for Medicare. The ACA allows young adults to remain on their parents' or guardian's health plan until age 26. Issued regulations state that young adults are eligible for this coverage regardless of any of the following factors: financial dependency, residency with parent, student status, employment or marital status. The law does not require that a plan or issuer offer dependent coverage, but that if coverage is offered, it must be extended to young adults up to age

26. Prior to this change, Rhode Island required insurance plans that cover dependent children to cover unmarried dependent children until age 19, or until age 25 if a student, and if the dependent child is mentally or physically impaired, the plan must continue their coverage after the specified age.

Between 2014 and 2016, the federal government paid 100% of the cost of Medicaid for newly- eligible individuals. The rate of federal funding for these individuals (i) decreased to 95% for calendar year 2017, (ii) decreased to 94% for calendar year 2018, (iii) will decrease to 93% for calendar year 2019 and (vi) will decrease to 90% for calendar year 2020 and all subsequent years, requiring a 10% State match.

States are required to maintain the same income eligibility levels through December 31, 2013 for all adults, and this requirement is extended through September 30, 2019 for children currently in Medicaid. For Rhode Island, this requirement applies to Rite Care eligibility for parents who are at or below 133% of poverty and children who are at or below 250%. States cannot take actions to lower enrollment or make eligibility stricter. States can reduce provider fees but must prove that the reduction will not make it harder for Medicaid patients to get needed care; also, states may eliminate optional benefits.

In September 2011, former Governor Lincoln Chafee issued an executive order to establish the Rhode Island Health Benefit Exchange, renamed HealthSource RI ("HealthSource RI"), the State's marketplace for purchasing health insurance. The 2015 General Assembly enacted legislation that: (i) establishes HealthSource RI as a division within the Department of Administration; (ii) authorizes HealthSource RI to operate a state-based exchange to meet minimum federal requirements; and (iii) authorizes the Department of Administration to charge an assessment on insurers offering products on the exchange, which cannot be more than the revenues that would be raised through the federally facilitated marketplace. The assessment is estimated to generate $6.4 million in FY 2019. The FY 2019 Revised Budget includes $2.4 million from general revenues to be used in conjunction with the revenues from the assessment for the operations of HealthSource RI.

HealthSource RI began accepting applications on October 1, 2013. Health plans offered through the marketplace are categorized into tiers based on the level of benefits and cost sharing requirements. Individuals in households with income below 400% of poverty, who are not Medicaid eligible, will receive federal subsidies to reduce the cost of commercial health plans purchased through the exchange. The 2013 General Assembly created a premium assistance program to aid in the transition to coverage through the exchange with the State paying 50% of the cost of commercial coverage, after subtracting what the parents are currently paying for Rite Care coverage and any federal tax credits or subsidies that are available.

Principal Governmental Services

Principal State governmental services are functionally divided into six major areas: General Government, Human Services, Education, Public Safety, Natural Resources, and Transportation. They  are administered and delivered by fourteen departments, the Board of Education, and several public corporations.  All expenditures by such State agencies, including those funded by federal and restricted use sources, are budgeted by the Governor and appropriated annually by the General Assembly. The following paragraphs describe the major functions of State government.

General Government

General Government provides general administrative services to all other State agencies and carries out State licensure and regulatory functions. General Government includes those agencies that provide general administrative services to all other State agencies and those that carry out State licensure and regulatory functions. This function includes most elected officials, administrative agencies, including, but not limited to, the Department of Administration, the Department of Revenue, the Department of Labor and

Training, the Executive Office of Commerce, and the Board of Elections, and regulatory agencies including, but not limited to, the DBR and the Public Utilities Commission.  The three major departments in the General Government function are the Department of Administration, the Department of Revenue, and the Department of Labor and Training.

Department of Administration

The Department of Administration is generally responsible for all central staff and auxiliary services for the State, including planning, budgeting, personnel management, purchasing, information processing, accounting, auditing, building maintenance, property management, and labor relations. The Department of Administration directs accounting and fiscal control procedures and is responsible for preparing the State's annual fiscal plan and capital development program. The Department of Administration also administers the State-wide planning program for the comprehensive development of the social, economic and physical resources of the State. The Department of Administration also includes the Office of Internal Audit, which examines the books of account of all State departments and agencies and determines whether audits should be performed in accordance with a risk based evaluation.

The Department of Administration includes the Office of Energy Resources, which is responsible for coordinating all energy-related matters, including energy security, energy efficiency, renewable energy and natural gas, and HealthSource RI.

Department of Revenue

The Department of Revenue includes the Division of Taxation, the Registry of Motor Vehicles, the Division of Lottery, the Division of Municipal Finance and the Office of Revenue Analysis. The Department of Revenue is also responsible for administering certain programs relating to State aid. Programs within the Department of Revenue are responsible for the assessment and collection of all  taxes; administration and enforcement of all laws pertaining to the operation and registration of motor vehicles; administration of a lottery system; monitoring and reporting on the financial condition of Rhode Island's cities and towns; and assisting cities and towns in financial distress.

Department of Labor and Training

The Department of Labor and Training is responsible for administering benefit payment programs, workforce development programs, workforce regulation and safety programs, and the Labor Relations Board. The Department of Labor and Training is responsible for administering the payment of benefits to qualified unemployed workers from taxes collected from Rhode Island employers under the Employee Security Act. The Department of Labor and Training is also responsible for administering payments to workers under the Temporary Disability Insurance Act and the Worker's Compensation Act. The  Temporary  Disability  Insurance  Act  provides  for  the  payment  of  benefits  to  workers  who are unemployed due to illness or non-work related injuries from taxes paid by all employees. The Worker's Compensation Act provides for the payment of benefits to workers who are unemployed due to work related injuries from insurance premiums paid by employers. The Department of Labor and Training also operates Employment Resource Centers located throughout the State, which provide job referral, job placement and counseling and employment training and support services for adults and youths.

The Department of Labor and Training also enforces wage, child labor, parental and family medical leave laws; examines, licenses and registers professions such as electricians, pipefitters, and refrigeration technicians; and inspects all State buildings, public buildings, and city and town educational facilities for compliance with building codes. The Department also has primary responsibility for the collection of data on employment and unemployment in Rhode Island.

Human Services

Human Services includes those agencies that provide services to individuals, including medical assistance for eligible low-income populations (Medicaid, as described above) by EOHHS, care of the disabled by the Department of Behavioral Healthcare, Developmental Disabilities and Hospitals; child protective and social services provided by the Department of Children, Youth and Families ("DCYF"); health programs at the Department of Health and DHS; and financial assistance and social services provided by DHS.

These departments are collectively under the managerial umbrella of the EOHHS. The Executive Office also functions as the "single state agency" for Medicaid administration in Rhode Island, maintaining full administrative oversight of the State's Medical Assistance (Medicaid) Program, which includes the Children's Health Insurance Program ("CHIP").

Department of Human Services (DHS)

DHS administers and coordinates local, state and federal programs for cash assistance and social services. The responsibilities of the department include supervision of the following programs: child support enforcement, supplemental security income, general public assistance, supplemental nutrition assistance, TANF cash assistance, child care assistance, home energy assistance, elderly transportation, and other services to the elderly. The Department also administers vocational rehabilitative services and services for the blind and visually impaired. The Department also manages the administrative and budgeting functions of the Office of Veterans Affairs.

RI Bridges/Unified Health Infrastructure Project.

The RI Bridges system, formerly known as the Unified Health Infrastructure Project ("UHIP"), is the new Rhode Island integrated eligibility system for various health and human services programs, such as Medicaid, the Supplemental Nutrition  Assistance Program ("SNAP") and Healthsource RI. Upon its implementation in September 2016, the system experienced many functional problems that have resulted in clients not receiving the services to which they are entitled and others remaining on the eligibility roles longer than they should. Increased caseload costs have been experienced by the State because of these system issues and have been accounted for in updated projections from the Caseload Estimating Conference.  System development has largely been funded with federal grants and because of the implementation issues there has been increased oversight from the federal grantor agencies and requests for corrective action plans.

The corrective action plans have resulted in significant improvements to the system with benefit renewals across all programs being issued and processed timely and accurately. As of January 2019, SNAP benefits applications have been processed within expected timelines 97.4 percent of the time vs. 56.5 percent in November 2017.

The State has negotiated with the system developer, Deloitte, to recoup some of the system costs expended to date, to receive additional services at no charge to fix and improve the system and to cover any fines that may be levied against the State by the federal government. In April 2017, Deloitte agreed to credit the State $27 million to cover costs of the implementation and in October 2017, the Governor announced an agreement with Deloitte to provide a credit of nearly $60 million to cover ongoing costs of the implementation and for Deloitte to cover any fines that may be levied on the State by the Food and Nutrition Services (FNS) related to the SNAP program. In March 2019, the Governor announced new future credits and service discounts of $75 million and a cash payment of $50 million, as part of an extension of the State's contract with Deloitte through June 2021. The contract and associated project planning documents are subject to approval of federal partner agencies. The state/federal allocation of the $50 million cash payment is also dependent on negotiations with federal agencies.

EOHHS submitted a planning document to the federal government in January 2019 requesting continued federal funding for the UHIP project that would decrease the total cost of the project by $27 million to a new total of $617.6 million. The State share is now projected at $131.8 million.

Department of Children, Youth, and Families

The DCYF is responsible for providing comprehensive, integrated services to children in the State in need of assistance. The Department is responsible for providing services to children who are without families or whose families need help in meeting the children's basic needs.  Major functions of the Department include investigating child abuse, delivering services directly to children and their families in their own homes or foster homes, developing and providing alternative community-based living situations and administering juvenile corrections facilities and programs.

Department of Behavioral Healthcare, Developmental Disabilities and Hospitals

The Department of Behavioral Healthcare, Developmental Disabilities and Hospitals ("BHDDH") provides services that include hospitalization, housing, vocational programs, inpatient and outpatient treatment, counseling, rehabilitation, transportation, and hospital level care and treatment. BHDDH provides these services either directly through the Eleanor Slater Hospital system, which operates at two sites, the Cranston Unit and the Zambarano Unit, and the Rhode Island Community  Living and Supports System ("RICLAS"), or through contracts with private, non-profit hospitals, and agencies. BHDDH organizes, sets standards for, monitors and funds programs primarily according to the nature of a client's disability. BHDDH's behavioral health services help people who have psychiatric disorders and severe mental illness, such as manic depression or schizophrenia.  BHDDH's developmental disabilities services assist people with disabilities like cerebral palsy, epilepsy, autism, behavioral problems and other physical and mental conditions. BHDDH hospitals provide long-term care for people who need medical treatment and nursing care for problems associated with chronic illness. BHDDH also provides substance abuse prevention and treatment services, in addition to gambling addiction services.

Department of Health

The Department of Health is responsible for the health of the citizens of Rhode Island and as such makes investigations into the causes of disease, the prevalence of epidemics and endemics among the people, the sources of mortality, the effect of location, employment and other conditions, ascertain the causes and the best means for the prevention and control of diseases or conditions detrimental to the public health. The Department of Health also operates the State laboratory and the Medical Examiner's Office.

Education

Education includes elementary and secondary education and higher education, as well as arts funding, historical preservation and heritage support and atomic energy commission research activities.

The 17-member Rhode Island Board of Education (the "Board of Education") is responsible for pre-school through postsecondary education in the State. Within the Board of Education are two councils, the Council on Elementary and Secondary Education and the Council on Postsecondary Education. Each of the councils focuses on regulatory and governance issues that pertain to their respective area.

Council on Elementary and Secondary Education

The Council for Elementary and Secondary Education is responsible for the formulation and implementation of State-wide goals and objectives for elementary, secondary and special populations education and for the allocation and coordination of various educational functions among the educational agencies of the State and local school districts. The Council also establishes education aid reimbursement payments to local school districts, operates the Rhode Island School for the Deaf, the Metropolitan Career and Technical School (the "Met School") and William M. Davies, Jr. Career and Technical High School ("Davies"), and supervises the State's vocational-technical schools. The Council also operates the Central Falls School District. The Council appoints a Commissioner of Elementary and Secondary Education to serve as its chief executive officer.

Council on Postsecondary Education

The Council on Postsecondary Education is responsible for the formulation and implementation of broad goals and objectives for public higher education in Rhode Island, including a comprehensive capital development program. In addition, the Council holds title to all public higher education  institutions of the State, which include the University of Rhode Island, Rhode Island College, and the Community College of Rhode Island (collectively, the "State Colleges"). Although there is institutional autonomy, the Council is responsible for general supervision of public higher education, including adoption and submittal of the State higher education budget, property acquisition and management and approval of organizational and curriculum structures. The Commissioner of Postsecondary Education is appointed by the Council to serve as chief executive officer of the Council. RIHEBC issues  revenue bonds from time to time on the Council's behalf to finance various capital improvements for the State Colleges, which revenue bonds are supported by certain revenues derived by the State Colleges and/or certain appropriations made by the State to the State Colleges.

Public Safety

Public Safety includes those agencies responsible for the safety and security of the citizens of Rhode Island. Agencies included in this area of State government are the Department of Public Safety, the Department of Corrections, the Judicial Department, and the Attorney General's office.

Department of Public Safety

The Department of Public Safety is comprised of the following agencies: State Police, E-911 Emergency Telephone System, Municipal Police Training Academy, Division of Sheriffs, Capitol Police, Central Management Office and the Public Safety Grant Administration Office. The Director of the Department of Public Safety also serves as the Superintendent of the Rhode Island State Police.

Department of Corrections

The Department of Corrections is responsible for the confinement of sentenced and pre-trial adult offenders, the provision of various programs to encourage and assist offenders in modifying their behavior, and the provision of custody and program services for offenders sentenced or otherwise placed in community supervision.

The Department of Corrections is made up of two main programmatic areas, Institutional Corrections and Community Corrections. Institutional Corrections includes seven separate facilities and associated support services. Within Community Corrections are Probation and Parole, the Home

Confinement Unit, a Risk Assessment Unit and the Furlough Program. Also included within the Department of Corrections budget, but with independent decision-making authority, is the State Parole Board.

The Department of Corrections also operates the Central Distribution Center, which purchases and warehouses food and other supplies for redistribution to State agencies and operates the Correctional Industries Program which employs inmates to manufacture various products or provide services to State and local agencies and non-profit organizations.

Natural Resources

Natural Resources includes those agencies responsible for protecting the natural and physical resources of the State and regulating the use of those resources. Agencies included in this area of State government are the Department of Environmental Management and the Coastal Resources Management Council.

Department of Environmental Management

The Department of Environmental Management ("DEM") has primary responsibility for environmental programs and bureaus of the State. DEM is charged with the preservation and management of Rhode Island's forests, parks, beaches, farms, fisheries and wildlife and with monitoring, controlling and abating air, land and water pollution. In addition, DEM plans, licenses and enforces laws regulating refuse and hazardous waste disposal, pesticides, individual sewage disposal systems, and non-coastal freshwater wetlands. DEM also works with the Coastal Resources Management Council to protect the State's coastline and with the Water Resources Board and Department of Health to protect watersheds and ensure sufficient drinking water supplies. DEM is responsible for operating all State parks, beaches, and recreation facilities including bathing areas, public campsites, historical sites and more than 40,000 acres of public land.   DEM also operates commercial fishing ports in Galilee and Newport that house most of the State's commercial fishing fleet. DEM administers grant and loan programs for municipal and non-profit organizations, and anti-pollution, open space, and recreational development and farmland acquisition programs.

Transportation

Transportation comprises the road construction, road maintenance, mass transit, and planning activities of RIDOT. The Department administers the Intermodal Surface Transportation Fund and within the Fund, the RIHMA, to fund transportation expenditures from dedicated user-related revenue sources. This highway fund concept has the advantage of relating the funding of transportation projects to those who utilize the services provided by those projects, by means of financing mechanisms paid directly by those end-users. This concept is also intended to provide a stable revenue stream to enable transportation projects to be financed on a pay-as-you-go basis.

Department of Transportation (RIDOT)

RIDOT is responsible for the integration of all modes of transportation into a single transportation system. RIDOT is organized to carry out its responsibilities for the construction and maintenance of all State roads, bridges, transportation facilities (other than those operated and maintained by RITBA), and the administration of State and federal highway construction assistance programs.

Financial Assistance and Oversight of Local Governments

Local Tax Relief

Starting in FY 2000, the local property tax levy on motor vehicles and trailers was to be phased out over seven years (subject to annual review and appropriation by the General Assembly) by providing increasing mandated exemptions against the assessed value of all motor vehicles. Local communities were to be reimbursed by the State for the value of the exempted amounts. The program was modified in subsequent legislative sessions. The General Assembly reduced the minimum mandatory exemption required to $500 (from $6,000) and appropriated $10.0 million annually for this program for FY 2011 through FY 2017.

In the 2017 Session, the General Assembly enacted changes to the Motor Vehicle Excise Tax Reimbursement Program that will end the ability of municipalities and Lincoln fire districts to tax motor vehicles over time, ultimately allowing no tax in FY 2024. The City of East Providence and Saylesville Fire District commenced the phase out one year later due to local use of a different fiscal year. Municipalities will be reimbursed by the State for the lost tax revenues. The minimum exemption and discount to the retail value will grow over a period of six years until the tax is no longer levied. The FY 2019 Revised Budget includes $56.3 million for this program, based on the most recent tax roll data provided by municipalities at the time the estimate was generated.

State Aid to Local Communities

Education Aid

The largest category of State aid to cities and towns is assistance programs for school operations and school construction.  In addition, the State makes contributions to the Employee Retirement System  of Rhode Island on behalf of local districts and charter schools, which partially relieves them of the cost  of funding retirement benefits for teachers.

In June 2010, the General Assembly enacted a funding formula to guide education aid payments beginning July 1, 2011 (FY 2012). The formula distributes education aid spending  among  school districts, State-operated schools, and charter schools. For school districts that receive more money under the new formula, the increase was phased in over seven years (through FY 2018). For school districts that receive less money under the new formula, the decrease is being phased in over ten years (through FY 2021). The funding formula aid program disburses funding to communities based on many factors, including wealth of the community, the average daily number of students in the community's schools, and the number of children in the community's schools who are eligible for free or reduced-price meals.

In 2015, the General Assembly created the School Building Authority under the Department of Elementary and Secondary Education, and RIHEBC is charged with administering the School Building Authority Capital Fund. The School Building Authority is a funding mechanism designed to provide up- front funding for school projects. In 2018, voters approved $250.0 million in general obligation bonds to fund the School Building Authority Capital Fund.

For the FY 2019 Revised Budget, not including aid to State-operated schools, the Governor recommends $911.8 million in education aid to local school districts and charter schools through the funding formula ($949.2 million with the inclusion of formula aid to the State-operated Davies, the Met School, and the Rhode Island School for the Deaf). Included in this amount are Stabilization Funds to restore the State aid reduced due to the ten-year transition of the funding formula for the Davies, the Met School, and the Central Falls School District (currently, the State pays 100% of the local contribution for Central Falls).

In addition to redistributing current aid levels, the formula establishes nine categories of funding outside of the core formula amount. These categories are subject to appropriations and may be ratably reduced if demand exceeds the available funding, however they are integral parts of the funding formula. Under these categories, the State will pay for the costs of setting up and running career and technical education programs, the costs of pre-kindergarten programs, transportation for out-of-district non-public students and students in regionalized school districts, the amount of the cost of any special education student that is above five times the core education aid amount (meaning the cost for a non-special education student who is eligible for the free and reduced lunch program), density aid support for Local Education Authorities ("LEAs" or districts) that send more than 5.0% of their total enrollment to schools of choice, 50.0% of costs associated with LEAs hiring new School Resource Officers (new  as of FY 2019), and support for English learners for new and innovative programs. Prior permanent bonuses for regionalized school districts were replaced with temporary bonuses that phase out over two years. The Governor recommends $27.9 million for these categories in the FY 2019 Revised Budget.

There are also a handful of aid categories still being funded that pre-date the funding formula. In the FY 2019 Revised Budget, the Governor recommends general aid support of $4.9 million for internet access, administering the school breakfast program, textbooks for non-public schools, aid to the State's recovery high school, and for a payment based on the number of group home beds in each community.

In addition to funding of school operations costs, State school construction aid is provided at levels ranging from 30% to 95% of the construction cost of new facilities and renovations. Under current law, the minimum reimbursement percentage is 35% for FY 2013 and thereafter. The level for each individual community is based upon the relationship between student enrollment and community wealth and takes into consideration the relative weight of school debt in the particular city or town to its total debt. The definition of reimbursable expenditures includes capital expenditures and debt service made through a capital lease or lease revenue bonds or from a municipality's capital reserve account. The State appropriated $80.0 million for this category in the FY 2019 Budget, which remains unchanged in the FY 2019 Revised Budget.

The final major category of State aid is State funding of teachers' retirement costs. Both the employer and the employee contribute to the costs of the defined benefit plan that covers teachers throughout the State. Effective July 1, 2012, there is a defined contribution plan, which features both employer and employee contributions. For teachers, by Rhode Island law, the employer share is split between the State and the local school district or charter school, with the State paying 40% of the employer share and the local district or charter school paying 60%. These payments are made directly to the Employees Retirement System of Rhode Island. The only public-school teachers who do not participate in this system are those at State-operated schools that are staffed by State employees and those at schools that are exempt from participating: namely Mayoral Academy charter schools and the Metropolitan Career and Technical School. The FY 2019 Revised Budget includes $106.8 million in  State share contribution based on projected FY 2019 expenditures.

Other local aid programs include the motor vehicle excise tax reimbursement (as discussed above), payment-in-lieu of taxes ("PILOT") program and distressed communities aid program.

Payment in Lieu of Taxes

The PILOT program authorizes the General Assembly to appropriate and distribute to communities amounts not to exceed 27% of the property taxes that would have been collected on tax exempt properties. Eligible properties included in this program are private, non-profit institutions of higher education, non-profit hospitals, State owned and operated hospitals, veterans' residential facilities, and correctional facilities occupied by more than one hundred residents. The FY 2019 Revised Budget includes $46.1 million for this program. Funding by community has been adjusted to reflect changes in tax rates and values, as well as any changes to the exempted tax rolls. Article 2 of the FY 2015 Appropriations Act also made changes to the distribution of appropriations under the program to allow for the issuance of the payment on July 31st or following receipt of a municipality's assessment data for the following year's fiscal payment, whichever is later. This change went into effect as of July 1, 2015.

Distressed Communities Relief Fund

The State makes payments to communities identified as distressed based upon criteria established by RIGL Section 45-13-12. On the basis of this criteria, the following municipalities received distressed communities funds for FY 2019: Central Falls, Cranston, Johnston, North Providence, Pawtucket, Providence, West Warwick and Woonsocket. Most funds are distributed based on the ratio of an eligible municipality's tax levy to the total tax levy of all eligible municipalities. When a community falls out of the program, it receives a one-time transition payment of 50% of the prior year requirement, exclusive of any reduction for first year qualification. When a new community qualifies for the program, that community receives 50% of current law requirements for the first year. The remaining 50% is distributed to the other distressed communities proportionately. Since Cranston is newly qualifying for the program for FY 2019, it will receive a transition payment. Appropriations of $12.4 million for the Distressed Communities Relief Fund are included in the FY 2019 Revised Budget.

Library Aid

State library aid provides financial support for local public library services and for the construction and capital improvement of any free public library. A portion of library aid is disbursed directly to local libraries, including private libraries, with the remainder disbursed to the individual cities and towns. Appropriations of $9.4 million are included in the FY 2019 Revised Budget. The FY 2019 Revised Budget also includes an appropriation of approximately $2.2 million to provide reimbursement to cities and towns for debt service in the construction of libraries.

Other Aid

Rhode Island also distributes to communities the proceeds of a state-wide tax imposed on the tangible personal property of telephone, telegraph, cable, express and telecommunications companies. Funds collected from this tax are distributed to cities and towns within the State, based on the ratio of the city or town population relative to the population of the entire State; the FY 2019 Revised Budget  includes an estimated $13.3 million to be distributed.

The State also distributes a 1.0% meals and beverage tax per the proportion of that tax collected  in each community. For the FY 2019 Revised Budget, the meals and beverage tax is estimated at $28.8 million. Similarly, the State distributes a 1.0% local hotel tax, as well as a 25.0% local share of the State 5.0% hotel tax which, when combined, provide municipalities a 2.25% gross receipts tax on the rental of lodging accommodations at hotels, inns and certain bed and breakfast establishments within a municipality. In FY 2019 revised, an amount of $10.4 million from these hotel taxes is estimated to be distributed.

The State also provides funds through the Airport Impact Aid program to cities and towns that host airports and expects to distribute a total of $1.0 million in FY 2019.

General Fund Operating Results and Free Surplus

State law provides that all unexpended or unencumbered balances of general revenue appropriations, whether regular or special, shall lapse to General Fund surplus at the end of each fiscal year, provided, however, that such balances may be reappropriated by the Governor in the ensuing fiscal year for the same purpose for which the monies were originally appropriated by the General Assembly. By law, unexpended balances of the Judicial and the Legislative branches are reappropriated at their request. Free surplus is the amount available at the end of any fiscal year for future appropriation by the General Assembly.

The Governor is required to submit a balanced budget. The General Assembly is also required to enact a balanced budget.

The Budget Office is required to prepare quarterly reports which project the year-end balance assuming current trends continue under current laws, and the typical cyclical expenditure patterns prevail over the course of the year. These consolidated reports are released within forty-five days of the end of each of the first three quarters of the fiscal year.

The Budget Officer is also a principal in the REC, which is held each November and May to estimate revenues and caseloads for the current fiscal year and the budget year. The REC was created in 1990 to provide the Governor and the General Assembly with estimates of general revenues. The principals of the REC are the State Budget Officer, the House Fiscal Advisor, and the Senate Fiscal Advisor, with the chair rotating among the three. The principals hear testimony from the State's outside economic consultant, IHS Markit, on economic forecasts for the United States and the State. The REC is required by statute to meet at least twice a year (specifically, November and May) but can be called at any other time by any member. The principals must reach consensus on revenues. In 1991, the Medical Assistance and Public Assistance Caseload Estimating Conference, similar to the REC, was established to adopt welfare and medical assistance  caseload estimates.

Also, the Budget Office is required to publish five-year forecasts of expenditures and revenues  for submission to the General Assembly as part of the annual budget process, and these forecasts over the years, based upon the information then available, have generally projected that out year expenditures will exceed revenues, at times by a substantial amount. The Budget Office's most recent projections for FY 2021 through FY 2024, which are based on the FY 2020 recommended budget and revenue forecasts  from November 2018 REC, forecasted    deficits of $79.8 million in FY 2021, $115.2 million in FY 2022, $180.0 million in FY 2023, and $277.3 million in FY 2024. These estimates consider the potential impact of implementation of gaming in Massachusetts and the potential loss of revenue to Rhode Island's two gaming facilities. In the event of a budgetary imbalance, the available free surplus will be reduced and/or additional resources (i.e. taxes, fines, fees, etc.) will be required and/or expenditure controls will be put into effect.

FY 2018 Final Audited Closing

The State Controller issued his FY 2018 Final Audited Closing Statements on January 7, 2019. These statements reflected a general fund surplus of $52.5 million, which was $21.3 million greater than assumed in the final FY 2018 enacted budget. General revenue receipts were $2.1 million less than estimated, with personal income tax down $11.9 million, business corporations tax down $11.8 million, offset by Public Utilities Gross Earnings tax up by $9.6 million, Financial Institutions tax up by $7.5 million and sales tax up by $5.7 million. General revenue expenditures were $33.3 million  less than budgeted, with the largest surplus in the EOHHS of $29.2 million, followed by the Legislature with a surplus of $7.9 million. These surpluses were offset by deficits in the Department of Children, Youth and Families ($7.1 million) and the Department of Labor and Training ($3.9 million). The Budget Reserve and Cash Stabilization account was fully funded at $198.5 million.

FY 2019 Enacted Revenues

Total General Revenue

The FY 2019 Budget estimates general revenues of $3.998 billion, an increase of 2.3 percent from the final enacted FY 2018 amount. Enacted FY 2019 general revenues comprise $3.741 billion, as estimated at the May 2018 REC, plus an additional $257.5 million.

Personal Income Tax

The personal income tax is the largest source of general revenues with $1.386 billion in the FY 2019 Budget; $4.4 million more than the FY 2019 estimate of the May 2018 REC and reflecting anticipated growth of $28.4 million or 2.1 percent from the final enacted FY 2018 Budget.  The  May 2018 REC estimate is impacted by federal tax reform, as described above.

The FY 2019 Budget authorizes the Division of Taxation to hire additional revenue officers, revenue agents, taxpayer service specialists, audit leads, data analysts and information technology support staff to improve the productivity of discovery, collections and audit functions. The additional positions  are estimated to have a total revenue impact of $13.5 million to be distributed among personal income  tax, business corporation tax, sales and use tax and interest on overdue taxes (categorized under departmental receipt fines and penalties), with an estimated increase of $4.4 million in personal income tax revenues as compared to the final enacted FY 2018 budget. Impacts on other revenue streams are described in relevant sections below.

General Business Taxes

Business corporations tax revenues are estimated to reach $177.6 million in the FY 2019 Budget;
$1.6 million more than the FY 2019 estimate of the May 2018 REC and reflecting anticipated growth of
$38.1 million or 27.3 percent from the revised FY 2018 Budget.  The May 2018 REC estimate is impacted by federal tax reform, as described above. This increase above the May 2018 REC estimate is attributable to Division of Taxation hiring to improve the productivity of the discovery, collections, and audit functions, as noted above. An impact of $1.1 million in additional business corporation tax revenues is expected, the result of enhanced compliance with current tax policy. The FY 2019 Budget repeals the Jobs Training Tax Credit effective tax years beginning on or after January 1, 2018, which is expected to increase business corporation tax revenues by $450,000.

Insurance company gross premiums tax revenues are projected to reach $130.5 million, a decrease of $4.3 million from the FY 2019 estimate of the May 2018 REC. This decrease results from the following EOHHS initiatives, each of which will decrease insurance company gross premiums tax revenues by the corresponding amounts: (1) dual eligible and long term services and supports ("LTSS") redesign   ($3.5 million); (2)  managed care organization ("MCO") administrative rate reduction ($110,278); (3) MCO medical rate reduction ($530,927); (4) reallocation of funding for Perry-Sullivan home care wage increase ($62,000); (5) revenue maximization ($45,897), and (6) nursing home rate increase of 1.5% ($7,555).

The projected health care provider assessment is $51.4 million, an increase of $6.2 million from the FY 2019 estimate of the May 2018 REC. This increase results from two EOHHS initiatives that will increase revenue by the corresponding amounts: (1) dual eligible and long-term services and supports ("LTSS") redesign ($6.8 million); and (2) nursing home rate increase of 1.5 percent ($53,248). There are also two initiatives that will reduce revenue by the corresponding amounts: (1) LTSS eligibility rules and estate recovery ($346,931); and (2) interaction of RHO redesign and 1% COLA ($254,307).

The FY 2019 Budget anticipates revenues totaling $126.3 million for the public utilities gross earnings tax, the financial institutions tax and the bank deposits tax remain at the same levels as estimated at the May 2018 REC.

Sales and Use Taxes

Sales and use taxes revenues are expected to yield $1.101 billion in the FY 2019 Budget, $19.1 million more than the FY 2019 estimate of the May 2018 REC. This increase is attributable to the following initiatives, each of which will increase revenues by the corresponding amounts: (1) Division of Taxation hiring to improve the productivity of the discovery, collections, and audit functions, as noted above ($4.4 million); (2) modernizing sales tax to include SaaS ($4.8 million); (3) including security services, such as armored car services, within the sales tax ($9.7 million); (4) allowing Connecticut and Massachusetts medical marijuana cardholders to purchase at Rhode Island compassion  centers ($248,157), and (5) exempting alcoholic beverage kegs from sales tax ($15,000).

Excise Taxes (Other than Sales and Use Taxes)

The FY 2019 Budget  includes  excise  taxes (other than  sales and  use taxes) of  $163.3 million,
$3.1 million more than the FY 2019 estimate of the May 2018 REC, attained through increasing motor vehicle license and registration fees ($3.1 million).

An increase in motor vehicle license and registration fee revenues totaling $3.1 million is anticipated from continuing to retain as general revenues (as opposed to transferring them to the RIHMA) the fees generated as Rhode Islanders exchange their existing drivers' licenses for REAL-ID compliant licenses; and consolidating the REAL-ID $25 duplicate license fee with the update fee, and also retaining those fees (totaling $1.0 million) as general revenues.

The FY 2019 Budget includes cigarette excise taxes of $139.5 million, reflecting no change from the May 2018 REC.

Revenues for the alcohol excise tax of $20.7 million remain at the same level as the FY 2019 estimate of the May 2018 REC.

Other Taxes

Revenues for the estate and transfer tax, racing and athletics tax and realty transfer tax, totaling $47.7 million, remain at the same levels as the FY 2019 estimate of the May 2018 REC.

Departmental Receipts

The FY 2019 Budget includes $403.4 million in departmental receipts revenues, $192.9 million more than the FY 2019 estimate of the May 2018 REC and reflecting anticipated growth of $7.6 million or 1.9 percent from the final enacted FY 2018 Budget.  This growth is attributable to increased revenues in the budget categories of licenses and fees, fines and penalties, sales and services, and miscellaneous.

Licenses and Fees. Licenses and fees revenues growth is expected from the following changes, each of which will increase revenues by the corresponding amounts: (1) reinstituting the  hospital licensing fee on the hospital FY 2017 base year at a rate of 6.0 percent ($180.8 million); (2) increasing the annual mutual fund retailers' registration fee from $1,000 to $1,500 closed-end/$1,750 open-end ($6.9 million) and the insurance claims adjuster license fee from $150 to $250 ($3.0 million); and (3) allowing Connecticut and Massachusetts medical marijuana cardholders to purchase at Rhode Island compassion centers ($141,804)

and increasing the compassion center licensing fee by $15,000 to $250,000  ($735,000), and (4) increasing the vital records fees ($350,351).

The following changes will negatively impact departmental receipts in FY 2019, each of which will decrease revenues by the corresponding amounts: (1) elimination of the annual $160 retail frozen dessert processor license fee ($80,000); (2) elimination of the $50 per chair/station fee for hair design shop licenses ($60,000); (3) reduction of the wholesale food processor license fee from $500 to $300 ($104,200); and (4) increase of the certified food safety license duration from three years to five years ($60,000).

Fines and Penalties. Increased revenues are expected from raising child care violation fines (generating $5,500), and Division of Taxation hiring to improve the productivity of the discovery, collections, and audit functions, as noted above (generating $3.6 million).

Sales and Services. Delaying the motor vehicle license plate reissuance from January 2019 to January 2020 is expected to decrease revenues by $1.8 million.

Miscellaneous.  Adding bank examiner positions at DBR is expected to increase revenues by $284,310.

Other Sources

The FY 2019 Budget includes the other sources component of general revenues total of $410.7 million, a decrease of $3.2 million or 0.8 percent from the final enacted FY 2018 Budget, and $34.4 million above the $377.1 million FY 2019 estimate of the May 2018 REC. Other sources of general revenue are comprised of the lottery transfer, other miscellaneous revenues and the unclaimed property transfer.

The establishment of a centralized collections unit in DOR is expected to increase other miscellaneous revenues by $1.3 million.

The FY 2019 Budget includes excess reserves transfers of $4 million from the Rhode Island Infrastructure Bank.

Lottery revenues are anticipated in the amount of $391.7 million, $27.6 million more than the $363.6 million FY 2019 estimate of the May 2018 REC.  This increase is attributable to the legalization  of sports betting in the State (generating $23.5 million) and Rhode Island Lottery gaming innovation pilot initiatives, such as stadium gaming (generating $4.1 million).  On May 14, 2018 the U.S. Supreme Court ruled in Christie v. National Collegiate Athletic Association, striking down the Professional and Amateur Sports Protection Act of 1992 as unconstitutional. This federal law had prohibited most states (including Rhode Island) from legalizing sports betting.

FY 2019 revenues for the unclaimed property transfer remain at the same level as adopted at the May 2018 REC.

FY 2019 Revised Revenues

The Conferees at the November 2018 REC adopted revenue estimates that were $5.4 million less than the enacted FY 2019 revenue estimates. The Governor's revised FY 2019 Budget recommends an increase of $16.2 million in revenues over the amount adopted at the REC.

The recommended change to the FY 2019 adopted estimates is mainly attributable to transfers of excess reserves from five quasi-governmental agencies, transfers of excess funds in three funds related to the Department of Environmental Management, and a transfer of unexpended bond funds.

After incorporating these changes, revenues for FY 2019 reflect 2.6 percent growth in total general revenues. Much of this increase is attributable to projected transfers from state organizations. However, these increases are partially offset by decreases in personal income tax and general business taxes.

Personal Income Tax

Revised FY 2019 personal income tax revenues are estimated to grow at an annual rate of 2.6 percent. Much of this increase is due to a projected increase in withholding, which is expected to grow at percent. As the state has reached full employment, the tight labor market has put upward pressure on wages. These revenue increases are partially offset by additional refund payments. Additionally, after double-digit growth in FY 2018 final and estimated payments due to a strong stock market and unique conditions caused by federal tax reform, these components of income tax are expected to be flat in FY 2019.

Sales and Use Taxes

FY 2019 revised sales and use tax revenues are projected to increase by 2.3 percent over final FY 2018 revenues. FY 2019 is impacted by the transfer of most of motor vehicle fee revenue out of general revenue and into the RIHMA. By itself, the state's sale tax is expected to grow by 5.1 percent in FY 2019. This growth is partially attributable to the Supreme Court decision in South Dakota v. Wayfair, Inc., which allowed states to impose sales tax on remote sellers who lack physical presence in the state. Additionally, strong wage growth has fueled increased personal consumption.

Business Taxes

General business taxes are expected to increase in FY 2019 over FY 2018 revenue by 3.9 percent. The expected increase in business tax collections is due to federal tax reform, the Tax Cuts and Jobs Act (TCJA). TCJA requires businesses to repatriate and pay tax on foreign income, which has led to one-time revenues in FY 2019. There are also changes resulting from TCJA that will have reoccurring, positive impacts on state business tax revenue. Additionally, a change in the business tax estimated payment schedule (from biannual to quarterly) has caused fluctuations in collections as businesses adjust to the new scheme.

Lottery

Lottery revenues in FY 2019 are expected to increase as a result of the following: (1) the opening of the Tiverton Casino (and the corresponding closure of Newport Grand) in September 2018, the opening of the hotel at Twin River Lincoln in October 2018, and the beginning of sports betting in the state in November 2018. The long-term trend in lottery revenues has been negative, with average annual growth of -0.7 percent from FY 2014 through FY 2018. This trend is mainly the result of increased competition with neighboring casinos - a trend that continued with the opening of MGM Springfield in August 2018. However, in the near term the changes to Rhode Island gaming are expected to lead to 9.5 percent revenue growth in FY 2019.

May 2019 Estimating Conferences

May 2019 Caseload Estimating Conference

The May 2019 Caseload Estimating Conference resulted in updated estimates for cash assistance caseload and medical assistance expenditures for FY 2019 and initial estimates for FY 2020.  In comparison to the November 2018 conference estimate, the adopted estimate for FY 2019 reduces funding by $36.3 million to $2,538.6 million. This includes a reduction of $4.2 million for cash assistance and $32.1 million less for medical assistance. FY 2020 program costs are estimated to total $2,601.6 million, or $46.4 million less than the November estimate. The reduction from the November estimate for FY 2020 includes $38.8 million less for medical assistance and $7.6 million less for cash assistance.

The reductions in medical assistance are driven by changes in the projected costs of covering Hepatitis C treatment. The November estimate included $35.5 million in FY 2019 and $39.0 million in FY 2020 to account for the modification of Medicaid's prior authorization policy which expanded access to the curative treatment as of July 1, 2018. The adopted estimate, using updated price and utilization projections, reduces these expenses by $12.6 million in FY 2019 and $11.0 million in FY 2020.

The estimates are still impacted by functionality issues surrounding the implementation of the Unified Health Infrastructure Project (UHIP) as it relates to timely eligibility determination and monthly financial and caseload data. The State continues to make "offline" payments to nursing facilities for applications they have submitted. While advances are being made, the State has also begun reconciling payments previously made to nursing facilities in order to properly claim Medicaid match. The FY 2019 nursing facilities estimate assumes that 10 percent of the advanced payments will not be eligible for Medicaid reimbursement and assumes the need for $2.4 million from general revenues to make up the difference. Forecasts for FY 2020 also include advances, but assume that the entirety of these payments will be eligible for federal reimbursement.

Cash assistance programs for FY 2019 are estimated to total $113.7 million, a reduction of $4.2 million from the November estimate. General revenue expenditures for FY 2019 are estimated to be $30.0 million, or $1.6 million less than the November estimate. FY 2020 expenditures are estimated to total $116.6 million, $7.6 million less than the November estimate. The FY 2020 general revenue estimate of $30.0 million is $1.9 million less than the November estimate.

The Conference revised its FY 2019 and FY 2020 estimates for Rhode Island Works to include 9,250 individuals at a monthly cost of $188.00. This is a reduction of 450 persons compared to the November estimate. Total expenditures, including monthly bus passes and other Rhode Island Works programs, are estimated to be $23.1 million in each year. Program expenses are funded entirely by the federal Temporary Assistance for Needy Families block grant.

The FY 2019 caseload estimate for child care assistance includes $70.5 million to provide 9,040 children with subsidized care at an average annual cost of $7,800 per subsidy. The revised estimate assumes the use of $60.6 million in federal block grant funds and $9.9 million from general revenues. Projected program expenses are anticipated to decrease by $1.7 million relative to the November estimate based on updated enrollment data and a reduction in the cost per subsidy.

For FY 2020, program costs are estimated to be $73.5 million for 9,240 subsidies at an average annual cost of $7,950 per subsidy. The estimate assumes the use of $63.6 million in federal block grant funds and $9.9 million from general revenues. The total cost is $4.6 million less than the November estimate.

The child care reconciliation process for FY 2017 is expected to be completed in FY 2020. In FY 2019, the Department of Human Services sent reconciliation payments to providers who were underpaid for child care in FY 2017. Payments totaling $0.9 million were made to 337 providers. In FY 2020, the Department of Human Services anticipates recouping approximately $0.8 million from providers who were overpaid for child care in FY 2017. The adopted estimate recognizes this recoupment and reduces expenditures by $0.8 million in FY 2020.

The caseload for the Supplemental Security Income program is estimated to be 33,750 in FY 2019, a decrease of 750 persons below the November estimate. The estimated monthly cost per person is revised downward by $0.67 to $47.33 for total costs of $19.2 million. In FY 2020, an estimated 33,750 persons will receive payments of $47.22 per month, for total costs of $19.2 million. The program is funded entirely through general revenues.

The FY 2019 estimate includes an enhanced Supplemental Security Income (Category F) room and board payment for individuals in assisted living facilities who are enrolled in Rhody Health Options, as permitted by current law. The estimate also includes approximately 50 individuals who were transitioned out of Rhody Health Options when the first phase of the program was eliminated in October 2018. This second group is no longer eligible to receive the higher payment; however, the payment is still being made and $0.3 million is included for FY 2019 to recognize this. The Governor has submitted legislation to allow the State to continue making the Category F payment to the 50 individuals but, since it is not current law, the expenses projected for this program have been reduced by $0.3 million in FY 2020. The individuals remain on the caseload but are projected to receive the lower payment for assisted living room and board.

The Conference revised its FY 2019 and FY 2020 estimates for General Public Assistance to include 162 individuals at a monthly cost of $150.00, a decrease of 48 persons from the November estimate. Total expenditures are estimated to be $0.9 million in both years. The program is funded entirely through general revenues.

The Conference projects total medical assistance spending of $2,424.9 million in FY 2019, including $1,467.4 million from federal funds, $948.5 million from general revenues, and $9.0 million from restricted receipts. This is $32.1 million less than the November conference estimate from all sources. General revenues are expected to decrease in FY 2019 by $17.6 million relative to the November 2018 estimate.

For FY 2020, the Conference projects spending of $2,485.0 million, including $1,490.1 million from federal funds, $984.8 million from general revenues, and $10.1 million from restricted receipts. The estimate is $38.8 million less than the November conference estimate, of which $26.8 million is from federal funds and $13.1 million is from general revenues, offset by $1.1 million more from restricted receipts, reflecting an anticipated increase in collections for the Children's Health Account.
The primary drivers of the surpluses in both FY 2019 and FY 2020 are changes in the price and utilization assumptions for Hepatitis C treatment as well as reduced fee-for-service activity attributable to the Rhody Health Options transition population.

FY 2019 hospital expenditures are estimated to be $198.5 million. This includes a disproportionate share hospital payment totaling $138.5 million, $15.7 million for Upper Payment Limit reimbursement, and a $1.0 million State-only payment for Graduate Medical Education. FY 2019 hospital expenditures increase by $3.4 million relative to the November conference estimate, based on year-to-date utilization of both inpatient and outpatient hospital services.

FY 2020 hospital expenditures are estimated to be $199.8 million, including disproportionate share hospital payments of $139.7 million to reflect current law. The FY 2020 hospital estimate is $0.8 million more than November. This estimate maintains the current trend for inpatient and outpatient services but incorporates a lower Upper Payment Limit reimbursement of $14.0 million. The UPL payment compensates hospitals for the difference between the Medicaid and Medicare fee-for- service rates of reimbursement. The FY 2020 estimate also includes $1.0 million from general revenues for the Graduate Medical Education program.

Long term care expenditures, which include fee-for-service payments for services provided in nursing facilities and community settings, are estimated to be $377.4 million in FY 2019 and $440.5 million in FY 2020. This is $24.6 million less than the November estimate for FY 2019 and $13.8 million less than the November estimate for FY 2020.

A reduction of $13.0 million in FY 2019 for nursing facilities primarily reflects a reduction in the number of individuals who were transitioned to fee-for-service as part of the Rhody Health Options redesign. The estimate also reflects a reduction in interim payments. The November estimate assumed that the State would make $33.0 million in nursing home advances in the current year. The adopted estimate reduces this projection to $23.9 million. The caseload estimate assumes that 10 percent of these advanced payments, or $2.4 million, will not be eligible for federal Medicaid reimbursement and adjusts State funding accordingly. The adopted estimate also includes $1.0 million in advances to hospice providers which was not included in November, all of which are assumed eligible for federal financial participation.

The FY 2020 estimate for nursing facilities increases by $2.5 million relative to the November estimate. The November conference assumed that the State would no longer make interim payments in FY 2020; however, the Executive Office revised its projection to include $17.2 million for these payments in FY 2020, 10 percent of which were State-only. The estimate includes this revision but assumes that all of these payments will be eligible for federal reimbursement. The increase in interim payments is offset by a reduction in bed days related to the annualized impact of the Rhody Health Options redesign initiative.

Long term care estimates also include reductions of $11.6 million in FY 2019 and $16.3 million in FY 2020 in fee-for-service funding for home and community based services. The November conference estimate reflected the anticipated transition of members who were enrolled in Phase I of Rhody Health Options, which was eliminated on October 1, 2018, into the fee-for-service program. The May caseload estimate reflects an unexpected increase in the number of members enrolling in Phase II of Rhody Health Options rather than transitioning into long term care.

FY 2019 expenditures for managed care (including the Rite Care and Rite Share programs) are estimated to be $725.7 million, a $2.0 million increase from the November estimate. The is related to higher average enrollment and increased utilization of services through the federally qualified health centers, offset by moderate reductions in hospital payments for births and a reduction in the average per member per month price for children with special healthcare needs from a change in the assumed case mix.

Costs for FY 2020 are estimated at $749.8 million, or $5.8 million more than the November estimate. This is related to the continuation of the trends experienced in FY 2019. The estimate includes an increase in monthly capitation payments.

The Rhody Health Partners program expenses are estimated at $237.6 million for FY 2019, which is $16.9 million less than the November estimate. This is primarily driven by a $15.0 million reduction in anticipated costs for Hepatitis C treatment. The estimate also includes reduced capitation payments due to a reduction in the number of individuals transitioned from Rhody Health options. These savings are offset by higher costs for risk share, pharmacy, and non-emergency medical transportation.

FY 2020 expenditures are estimated to be $247.0 million, which is $27.0 million less than the November estimate. The FY 2020 estimate also includes savings related to Hepatitis C treatment and reductions in average anticipated enrollment, offset by higher costs for pharmacy and transportation.
Expenses for Rhody Health Options, the State's integrated care initiative that provides acute care and long term care services to individuals eligible for both Medicare and Medicaid, are estimated to be $211.0 million for FY 2019. This represents an increase of $5.7 million compared to the November estimate due to updated enrollment projections, increased quality withhold and risk share payments, and significantly lower pharmacy rebate collections. These increases are offset slightly by savings related to Hepatitis C treatment and non-emergency medical transportation.

The FY 2020 estimate of $156.0 million is $16.0 million more than the November conference estimate. This reflects increases in projected enrollment  and pharmacy expenditures.

The Rhode Island Medicaid program was expanded as of January 1, 2014, as part of the State's implementation of the Affordable Care Act. Adults with income below 138 percent of the federal poverty level and without dependent children were added to the State's medical assistance program. Costs related to this expansion were fully federally-funded through calendar year (CY) 2016 with federal support phased down from 95 percent in CY 2018 to 90 percent by CY 2020. The State share for this population is 6.5 percent in FY 2019 and 8.5 percent in FY 2020.

The FY 2019 estimate of $478.7 million is $1.3 million less than the November conference estimate. This is the result of reductions in projected capitation payments and spending for Hepatitis C treatment, offset by additional risk share payments which were not included in the November estimate. The adopted estimate for FY 2019 also includes slightly higher projections for fee-for-service expenses based on year-to-date utilization.

The FY 2020 estimate of $480.0 million is $18.2 million less than the November estimate and assumes trends based on the revised FY 2019 estimate, noted above.

Expenditures for other medical services are estimated to be $126.8 million for FY 2019 and $137.8 million for FY 2020. The estimate includes Medicare Part A and B payments for certain individuals, fee-for-service payments for rehabilitation, and other medical services and payments to the Tavares pediatric facility.

The FY 2019 estimate is $0.8 million less than the November conference estimate, and the FY 2020 estimate is $2.3 million less than November. The FY 2019 estimate includes savings of $1.0 million related to a penalty assessed against Medical Transportation Management (MTM), the State's new transportation broker as of January 2019. This one-time payment serves as restitution for an array of issues experienced with the rollout of the contract between the Medicaid program and MTM. The FY 2019 estimate also includes slightly lower projections for Medicare Part A and B payments and other medical services. These reductions are offset by a one-time prior period adjustment of $1.2 million as well as $1.4 million less in estate recoveries. The FY 2020 estimate projects lower Part A/B payments than assumed in November as well as reduced utilization of transportation and other medical services, offset by a $1.4 million reduction in estate recoveries.

Pharmacy expenses are estimated at $69.2 million for FY 2019 and $74.1 million for FY 2020. Nearly all of the funding is for the Medicare Part D clawback payment, which is funded solely by general revenues. The payment is the State's portion of the federal Medicare pharmacy costs for its population that are enrolled in both Medicare and Medicaid (commonly referred to as "dual-eligibles"). The overall estimate increases by $0.4 million for FY 2019 and decreases by $0.1 million for FY 2020 compared to the November conference estimate.

May 2019 REC

The May 2019 REC resulted in updated revenue estimates for FY 2019 and FY 2020. Based on collection trends through April and the revised economic forecast, the Conference increased the FY 2019 estimate by $24.8 million, from the November estimate of $3,993.1 million to $4,017.9 million.

The Conference estimated FY 2020 revenues at $3,952.5 million, which is $2.2 million more than the November estimate and $65.5 million less than the FY 2019 revised estimate. However, the FY 2020 estimate excludes the hospital licensing fee ($180.8 million in FY2019) which cannot be included because it is enacted annually, and revenue estimates may only be based upon current law. This fee is renewed on a year-to-year basis and has been extended each year since its inception.

IHS Markit economists estimated gross domestic product would grow 2.3 percent in 2019 while slowing to 2.1 percent in 2020. These rates are primarily supported by strong domestic demand activity with personal consumption expenditure growth in 2020 of 2.9 percent and business fixed investment increasing by 3.6 percent. IHS Markit economists testified that the "fiscal boost" from the federal Tax Cuts and Jobs Act and the recent federal budget bill remains but is fading and that the overall GDP growth associated with the tax cuts for 2018 and 2019 was 0.9 percent combined. IHS Markit economists testified that U.S. equities remain very strong and are near a cyclical peak.  IHS Markit economists noted that consumer sentiment also remains high.

IHS Markit economists indicated that the GDP growth will continue to drive the labor market trends. Nationally, the unemployment rate will stay below the natural rate of unemployment (4.5 percent), dropping to the 3.5 percent range by mid-2019. It was noted that the out-year forecast, however, has the unemployment rate increasing to the natural rate, or the non-accelerating inflation rate of unemployment (NAIRU), within five years or less. It was indicated that this is significant because it correlates with economic contraction. IHS Markit economists noted that every time this occurred over the last 50 years the country experienced a recession.

It was noted that other identified risks include domestic trade policy uncertainty, an upturn in energy prices, rising real rates, a tight mortgage lending environment, as well as global growth uncertainty with Brexit, Euro splintering, the slowdown of the Chinese economy, and geopolitical concerns with Iran and North Korea.

With respect to the Rhode Island economy, IHS Markit economists reported that real gross state product is projected to grow an average of 1.5 percent per year between 2018 and 2023. Real personal income growth is projected to grow an average of 1.7 percent per year over the same period.

IHS Markit economists explained that private-sector payrolls is expected to grow 0.8 percent from the first quarter of 2019 to the first quarter of 2021, translating to a net gain of approximately 7,300 jobs. It was noted that, overall, payrolls are projected to expand 0.3 percent per year on average between 2018 and 2023 (ranking 43rd in the U.S.). Professional/business services will represent the most significant growth, with 70.0 percent of the gains. It was noted that manufacturing payrolls are forecasted to contract over eight quarters beginning in March 2019, but will be offset by an hourly wage growth of 3.0 percent per quarter. The construction and healthcare sectors were cited as sources of new jobs. Per capita expenditures on healthcare are forecasted to grow by 4.9 percent per year in RI through 2023, which in tum will push employment gains in this sector. According to IHS Markit, construction will be another sector contributing to employment growth. Payrolls in this sector are projected to increase by 2.6 percent per year on average through 2023.

IHS Markit economists did note, however, that Rhode Island was the only New England state whose employment momentum was contracting when comparing both year- over-year growth with the employment growth over the last three months. Under the same comparison Maine, Massachusetts, and New Hampshire are all showing signs of expanding employment while Vermont and Connecticut are starting to slip.

IHS Markit economists noted, however, that a significant factor impacting the recent job loss data was a "large and abrupt" decline in one labor market category. In the first three months of 2019 the administrative support/waste management sector lost 3,200 jobs year-to-date.  They explained that this sector can be very volatile from quarter to quarter. Nonetheless, they said that after factoring out this category, many sectors across the Rhode Island economy showed little growth or losses, indicating a "sluggish/stagnant growth situation."

IHS Markit economists also spoke about the state's housing market. They testified that that housing dropped 9.7 percent in 2019 as compared to the previous year. This weakness in housing supply growth is attributable to shortages in labor and developed lots, along with increased construction costs. Nonetheless, IHS Markit forecasts housing activity to increase over the next several years, with total housing starts projected to reach 1,250-1,300 units annually by 2022 (with the annual rate holding steading beyond that through 2025). According to IHS Markit, the key obstacle to the State's ability to sustain growth in building activity is the state's demographics. Low levels of household formation and population growth significantly depress the forecast for home building.

IHS Markit economists also reported that according to the U.S. Census Bureau, Rhode Island's population grew only 0.1 percent from 2017 to 2018 to reach approximately 1.057 million. IHS Markit forecasts an anemic population and labor force growth over the foreseeable future. Both indicators are projected to only grow by 0.1 percent per year on average over the next ten years, rates that place Rhode Island among the lowest in the country. This slow growth will remain a significant drag on the economy.

DLT reported that as of March 2019, 3.8 percent of Rhode Island residents are unemployed, down 0.4 percent from the previous year. The unemployment rate for those ages 25 to 54 was 3.0 percent as of March 2019, a considerable decline from the 2009 rate of 9.9 percent. It was noted that as of March 2019, there are 21,200 unemployed Rhode Islanders, down 2,300 from March 2018 but down 42,900 from the recession high of 64,100 in June and July of 2010.

Testimony also indicated that the March 2019 labor force of 554,100 is 20,600 less than the peak of 574,700 in December 2006. DLT reported that the employment level is at its highest since May 1989. DLT explained that the labor force has remained low despite record levels of employment because of the State's slow growing, aging population. The prime working age population (25-54) has decreased by 50,000 between 2006 and 2018 and the number of younger workers (16-24) is down 12,000 over the same period.

DLT reported that there were an estimated 494,000 jobs in March 2019, down 1,000 from last year and 2,800 from the State's new record high of 497,000 set in December of 2018. Of those, 27.8 percent were in positions paying less than $35,000 a year, 45.0 percent were in jobs paying between $35,000 and $59,999 and 27.3 percent were in jobs paying $60,000 or more.

Revenues

Taxes.  Revenues from taxes in FY 2019 are estimated to increase 2.5 percent over the prior year. Total estimated tax revenues for FY 2019 of $3,175.6 million increased by $8.9 million, or 0.3 percent, above the November 2018 estimate of $3,166.7 million. FY 2020 total estimated taxes are $3,271.9 million, which is $7.8 million, or 0.2 percent, below the adopted November 2018 estimate.

Personal Income Tax.  The personal income tax estimates of $1,384.0 million for FY 2019 and $1,426.8 million for FY 2020 represent annual growth rates of 2.9 percent and 3.1 percent, respectively. The FY 2019 revised estimate is $3.3 million more than previously estimated. The FY 2020 estimate is $1.5 million below the November estimate and $42.8 million above the revised FY 2019 estimate.

Business Taxes.  The conferees estimated total business taxes of $449.1 million in FY 2019 and $460.2 million in FY 2020. The adopted FY 2019 estimate represents an increase from FY 2018 collections of 1.5 percent. The FY 2020 estimate is 2.5 percent over the FY 2019 revised estimate. The estimates for FY 2019 and FY 2020 are $10.8 million less and $22.7 million less than assumed in November, respectively.

Sales and Use Taxes.  Sales tax, the bulk of the consumption taxes, is estimated at $1,117.6 million for FY 2019 and $1,172.9 million for FY 2020. The FY 2019 estimate increased by $6.6 million from the November consensus, while the FY 2020 is up $15.9 million. The FY 2020 estimate is $55.3 million more than the revised FY 2019 consensus estimate, an increase of 4.9 percent. The FY 2020 estimate includes the impact of legislation signed into law in March 2019 which requires that sales tax be remitted by remote sellers and online marketplaces. This legislation is expected to increase sales tax revenue by $11.6 million in FY 2020.

Excise Taxes Other Than Sales and Use Taxes.  The conferees estimate $161.6 million for revised FY 2019 and $159.4 million for FY 2020 from excise taxes other than sales and use taxes. These taxes include motor vehicle license and registration fees, cigarettes taxes, and alcohol taxes. The FY 2019 revised estimate is $26.0 million, or 13.9 percent, below the prior year, and $1.2 million less than the November estimate. The prior year decline reflects the final shift of the motor vehicle fees to the transportation fund. The total FY 2020 estimate decreases by $2.2 million, or 1.4 percent, from the revised estimate for FY 2019.

Other Taxes.  The inheritance and gift, racing and athletics, and realty transfer taxes are estimated to produce $63.3 million in FY 2019 and $52.6 million in FY 2020. The FY 2019 revised estimate is $2.0 million less than the previous year.  The FY 2020 estimate for total other taxes is $10.7 million less than the FY 2019 revised estimate, reflecting the exclusion of the unusual activity in inheritance taxes.

Other Revenues.  Other sources of revenue include transfers to the general fund from unclaimed property, departmental receipts, lottery, and other miscellaneous sources.  These are estimated to produce $842.3 million in FY 2019 and $680.6 million in FY 2020. The FY 2019 amount is $31.8 million above the previous year.

Departmental Receipts.  The conferees adopted estimates of $421.0 million for FY 2019 and $251.0 million for FY 2020 from licenses and fees, fines and penalties, sales and services, and miscellaneous departmental receipts that are deposited as general revenues. The FY 2019 revised estimate is $23.4 million greater than the previous year.

The FY 2020 estimate is $170.0 million less than the revised FY 2019 estimate, primarily due to the end of the hospital licensing fee, which is estimated to produce $180.8 million in FY 2019. This fee is renewed on a year-to-year basis and has been extended each year since its inception. The estimators, however, must estimate revenues consistent with current law under which no fee is yet authorized for FY 2020. FY 2020 departmental revenues are projected to be $10.8 million above the revised FY 2019 estimate, excluding the hospital licensing fee.

Lottery Transfer. The lottery transfer is estimated to produce general revenue of $400.1 million in FY 2019, with $317.5 million generated from the video lottery terminals installed at Twin River Lincoln and Tiverton; $59.8 million derived from combined games, which includes PowerBall, Mega Millions, scratch tickets, and Keno; $20.6 million in net revenues received from the table games; and, $2.2 million from sports betting at the State's two casinos. The FY 2019 revised estimate is $35.1 million above the FY 2018 transfer.

The estimated transfer is $412.8 million for FY 2020, with $309.5 million derived from video lottery terminals, $60.7 million from combined games, $19.9 million from the table games at in both Lincoln and Tiverton facilities, and $22.7 million from sports betting. The FY 2020 lottery transfer is projected to be $12.7 million above the revised FY 2019 estimate.

The sports betting estimate includes mobile sports betting, which is anticipated to start September 15, 2019. The "games" estimate includes $0.9 million from the Lottery's plans to offer Keno and other traditional lottery products on mobile devices by January 31, 2020.

Other Sources.  Other source revenue consists of transfers to the general fund from unclaimed property and other miscellaneous sources. These are estimated to produce $21.2 million in FY 2019 and $16.8 million in FY 2020. The FY 2019 amount is $26.7 million less than the previous year due to one-time transfers in FY 2018. FY 2019 also includes transfers that are not expected to repeat in FY 2020.

Sales Tax Modernization

The Governor recommends modernizing the sales tax to reflect the increasing share of retail activity that happens online. This includes imposing sales tax on digital downloads of videos, music, and books. In addition, the Governor proposes to eliminate a loophole that allowed online third-party marketplaces to avoid sales tax. Finally, the Governor recommends adding additional services (services to buildings, interior design, and lobbying) and activities (hunting) to the sales tax base. Together, these recommendations are expected to increase sales tax collections by $22.4 million.

Tobacco Taxes

The Governor recommends raising the excise tax on cigarettes to $4.50 per pack from $4.25, effective August 1, 2019. The Governor also recommends imposing a 40 percent wholesale tax on electronic nicotine delivery systems (also called e-cigarettes or vaping). The Governor further recommends changing the tax per cigar cap from $0.50 to $0.80 and increasing the licensing and registration fees for cigarette dealers. These changes are expected to generate revenues of $4.6 million.

Adult Use Marijuana Program

The Governor recommends creating a well-regulated legal market for marijuana in the state. This proposal would create a weight-based excise tax on marijuana cultivation, an additional retail excise tax of 10 percent, and also apply sales tax to marijuana transactions. The proposal allocates 25 percent of these revenues (along with licensing fee revenue) to the regulatory, public health, and public safety costs associated with adult use marijuana. An additional 15 percent of these revenues are passed back to Rhode Island cities and towns. The remaining revenue would flow into the general fund. In addition, the Governor proposes to apply an 80 percent wholesale tax to cannabidiol (CBD) products made from hemp, and to license dealers and distributors of hemp.

The FY 2020 adult use market is expected to yield $3.6 million for State expenditures. Because adult use marijuana sales will not start until the last half of the fiscal year, the proposal would allocate an additional $3.8 million beyond the 25 percent share. The share dedicated to municipalities is expected to be $2.1 million in FY 2020. Net of these dedicated funds, the general revenue impact for adult use marijuana is $4.9 million in FY 2020. When combined with changes to the medical marijuana market, described below, the total impact is $6.5 million.

Medical Marijuana Expansion and Restructuring

The Governor recommends aligning the State's medical marijuana market to reflect the legalization of adult use marijuana. This proposal would license six new retail-only compassion centers. It would also restrict home growing to those patients with a hardship and require those patients to appoint a caregiver who would only cultivate marijuana for that patient's use. This proposal will increase retail sales of medical marijuana, resulting in increased sales tax and compassion center surcharge collections. Additionally, any excess fees from new licensees (those fees more than what is required to fund the medical marijuana program) would flow to the general fund. The general revenue impact of this proposal is $1.6 million in FY 2020. When combined with the establishment of an adult use marijuana market, described above, the total impact is $6.5 million.
Lottery Initiatives

The Governor recommends allowing sports betting to take place remotely through a mobile app, which is expected to lead to a $3.0 million net change in lottery revenues. The Governor also recommends the Rhode Island Lottery offer the sale of traditional lottery products, such as Keno, through a mobile app, which is expected to increase FY 2020 lottery revenues by $0.9 million.

The General Assembly approved, and the Governor signed into law, legislation on March 25, 2019 authorizing the Lottery Division to implement mobile sports wagering. Implementation is expected to take three to four months and be fully operational early in FY 2020. The Governor's FY 2020 recommended budget included an estimate of $3.0 million in additional revenue associated with mobile sports wagering.

Hotel Tax

The Governor recommends increasing the State portion of the hotel tax rate from 5 percent to 6 percent, effective July 1, 2019, and dedicating that increase to general revenues. This is expected to increase revenues by $4.4 million.

R&D Tax Credit

The Governor recommends enhancing the current research and development expense tax credit, targeted at new businesses. Businesses would apply to the Commerce Corporation for the enhanced credit. Usage of the enhanced credit is expected to decrease general revenue by $1.3 million.

Fee Changes

The Governor recommends modifying various fees charged by the Department of Revenue, the Department of Business Regulation, and the Department of Environmental Management. The Governor also recommends a new surcharge on guns and ammunition. These modifications are expected to increase revenue by $7.3 million in FY 2020.

Hospital Licensing Fee

The Governor recommends reauthorizing the hospital licensing fee for FY 2020. This proposal would increase revenue by $180.8 million, which is part of Departmental Receipts.

FY 2019 Enacted Expenditures

The FY 2019 Budget includes expenditures and new initiatives as described below.

21st Century Education & Training

Investment in Rhode Island's School Buildings. The Governor has proposed $1.0 billion in school construction activity over the next five years through investments made by the State, cities and towns. To fund the first phase of this program, the Governor proposed, and the General Assembly and voters approved a question on the November 2018 ballot authorizing $250 million of general obligation bonds for public school construction and repair over the next five years. The Governor's proposal continues the traditional housing aid school construction program, introduces incentives targeted toward high priority projects and several national best practices to require smarter investments and cost controls.

Pre-K-12 Education. Rhode Island has committed substantial resources for public education by adopting a funding formula that reimburses school districts according to their needs.  The FY 2019 Budget fully funds this funding formula. In addition, several initiatives were enacted to improve Pre-K-  12 education.

The FY 2019 Budget includes $7.4 million for the early childhood categorical fund, $1.1 million greater than the FY 2018 enacted amount. The additional funding will increase access to high quality pre- kindergarten programs. Over four years, the State has tripled the number of pre-kindergarten seats, enabling more than 1,000 children to enroll in early learning programs. This additional funding is necessary to fulfill the State's commitment to provide a non-federal match for the pre-kindergarten expansion grant and leverage $5.6 million in federal funds. Through this increase, the State will have fulfilled its match obligations in return for a total of $19 million in federal funding over the four-year  grant program.

The FY 2019 Budget includes $0.8 million from federal funds for family child care providers. Funding will be used to provide rate increases, stipends, and sick time payments, consistent with a recent contract settlement.

The FY 2019 Budget also includes legislation establishing a tiered system of reimbursement for infants, toddlers, and pre-school aged children at child care centers, reflecting the quality rating the provider has achieved in the state's quality rating system. Those providers with higher rankings will receive additional funding compared to those in the lower tiers. The FY 2019 Budget includes $3.5 million from federal funds, including $3.3 million for DHS and $0.2 million for DCYF.

The FY 2019 Budget continues the Computer Science for Rhode Island ("CS4RI") initiative, investing $260,000 in support of further expanding computer science education across the State.

Higher Education. The FY 2019 Budget includes $8.4 million in additional funding for Rhode Island's higher education institutions to incentivize high-wage, high-demand degree attainment, overall degree attainment and other institutional-specific goals. In 2016, the RI General Assembly passed, and  the Governor signed the Performance Incentive Funding Act, designed to support the public higher education system with additional funds and promote alignment between the State's priorities for higher education and institutional policy and practice.

Funding of $500,000 is included to support the increased number of high school students taking college classes through the State's universal dual and concurrent enrollment programming. More students are expected to take advantage of the State's existing programs, which allow them to accelerate toward a post-secondary degree by earning college credits while they are still in high school.

Capital funding of $4.0 million for FY 2019 and FY 2020 is budgeted to replicate the successful Westerly Higher Education Center by adding a second center focused on residents and employers in northern Rhode Island. The Center, which opened in 2017, connects the State's public institutions for higher education with business, industry and community partners to provide high-quality educational programs to meet projected workforce growth in the region.

To meet projected enrollment needs, the FY 2019 Budget includes 6.0 million to the Rhode Island Promise Scholarship fund to support the second year at the Community College of Rhode Island ("CCRI"). Rhode Island guarantees free tuition and fees for two years at CCRI for all Rhode Island high school graduates who enroll full-time the fall after high school graduation. Because of the Promise Scholarship, CCRI saw a greater than 40% increase in the number of first-time, full-time students enrolling at CCRI in the Fall of 2017.

Attracting & Retaining Jobs

Small- and Medium-sized Businesses. The FY 2019 Budget includes the following initiatives to encourage economic growth in this sector, each of which will require the corresponding expenditures: (1) SupplyRI, a new program to incentivize large in-state purchasers of goods and services (e.g., universities, hospitals and other large employers) to shift spending to in-state suppliers by connecting large buyers  with small local suppliers and providing courses, mentoring, and technical expertise to help small businesses develop capacity to do business with large buyers ($300,000); (2) continuing grant-making for collaboration among companies and research institutions through the State's Innovation Initiative, with an added focus on company-based manufacturing research and development ($1.0 million); and (3) a fourth year of funding for the Main Street RI Streetscape initiative, which provides loans, matching grants and other forms of financing to improve local business districts by enhancing sidewalks, signage of public space and lighting ($500,000).

Building, Design and Fire Professionals. The FY 2019 Budget consolidated the State Fire Marshal and the Construction Permitting, Approvals and Licensing programs with the Boards for Design Professionals within the DBR. All professions related to building and construction design, inspection, and enforcement of the building and fire codes will be housed within and responsible to DBR. This new division will provide a single point of contact for building and construction professionals seeking authorization from the State and will encompass the staffing and operations of the Building Code Commission, Contractors' Registration and Licensing Board, Fire Code Safety Board of Appeal and Review, State Fire Marshal and Boards for Design Professionals.

Other Commerce Incentive Programs. Funding is included for the I-195 Fund ($1.0 million) to ensure transactions critical to the State's economy move forward by offering funding for working capital, equipment, furnishings, fixtures, construction, land acquisition, rehabilitation and other costs needed to start a business. An additional expenditure of $500,000 for the Air Service Development Fund will support more direct flights into T.F. Green Airport.

Helping Rhode Islanders in Need

The FY 2019 Budget includes programs to address urgent challenges among the State's most vulnerable populations, including initiatives to reduce fatal drug overdoses, respond directly to mental health needs for those in crisis, and to support the health and well-being of seniors and children.

Tackling the Opioid & Behavioral Health Crisis. The FY 2019 Budget includes $650,000 in funding for the creation of a statewide resource, entitled Behavioral Health Link, designed to ensure people with urgent mental health care needs are connected instantly and efficiently to needed care. The resource includes plans for a non-residential facility that would maintain up-to-date data on the State's treatment resources, divert people with mental health needs away from the justice system and include a statewide mobile outreach program that would allow mental health workers to ride with law enforcement and respond to crises.

Providing a Safety Net for Foster Children in Transition. The Voluntary Extension of Care program, which is federally funded, allows eligible youths aged 18 to 21 continued access to DCYF services.

Removing Barriers to Foster Care.  The FY 2019 Budget proposes removing financial burdens to becoming a foster parent by increasing the rates paid to foster families by over $1.0 million.

Doubling Senior Supports. The FY 2019 Budget doubles the State's investment in Senior Support Services from $400,000 to $800,000. Senior Support Services, a program within the Department of Elderly Affairs, provides funding primarily to senior centers and other local organizations across the State. This funding allows community organizations to provide meals, social activities, educational opportunities and health services to the State's senior population.

Supporting Veterans Most in Need. $140,000 in funding will replace the loss of federal funding for the Veterans Treatment Court, which aims to rehabilitate participants, on a case-by-case basis, by providing the tools and skills necessary to address veterans' unique challenges reintegrating successfully into society and maintaining a productive and law-abiding lifestyle.

FY 2019 Revised Expenditures

The Governor recommends general revenue expenditures of $3,947.1 million in the FY 2019 Revised Budget, which is $38.8 million more than the enacted budget. The largest increases were in the health and human services function, including $12.0 million for DCYF, $9.3 million for the DHS, $6.5 million for BHDDH and $6.4 million for EOHHS. Additional costs are primarily driven by increased caseloads in the respective agencies.

FY 2020 Recommended Expenditures

The Governor recommends general revenue expenditures of $4,075.1 million in the FY 2020 Recommended Budget, which is $128.0 million more than the FY 2019 Revised Budget. The larger increases in expenditures include $21.7 million for the Motor Vehicle Excise Tax Phase-out   program, $48.4 million for education aid to cities and towns, $8.5 million for increase funding to Higher Education institutions, and $39.7 million for projected debt service on new and outstanding debt.

The FY 2020 Recommended Budget includes: a reinvestment strategy for a state parks program that already adds an estimated $315 million back into the economy; a stronghold for the Affordable Care Act (ACA), which has been critical to Rhode Island's ability to cut the State's uninsured rate in half and retain some of the lowest health insurance premiums in the nation; and a pilot intended  to enable and speed development around the State by providing municipalities - at their request - a full suite  of  technical and financial support.

The Governor is also proposing to provide funding for classroom-based mental health interventions. A response to teachers who have asked for strategies to support Social Emotional Learning (SEL) within their classrooms, this investment funds voluntary trainings that would be accessible for educators across the state. A train-the-trainer model would help spread the positive impact years beyond the State's initial investment.

Economic Development and Workforce

The Governor proposes continuing investments in the State's key Commerce programs, including Rebuild RI, the Wavemaker Fellowship, competitive cluster grants and others. A new program, Site Readiness Partnership, would expand expedited e-Permitting to grant state and local permits for priority sites identified by municipalities. This initiative would require a true partnership between the State and cities and towns, offering an exchange of expertise and technical assistance with the goal of becoming more business-friendly.

Removing Barriers to Business

In the past, Rhode Island residents and business leaders have repeatedly expressed their frustration with inefficient and disparate permitting systems, duplicative and confusing fee structures, and outdated business application or licensing requirements. The State has already made great strides with initiatives like e-Permitting and comprehensive reform of its regulatory landscape. To continue the momentum, the Governor proposes another small business omnibus package that will include:

•	Establishing new, easy-to-use digital one-stop for the public to access state agencies

•	Revising, updating, and reducing volume of license and registration forms

•	Dedicating new, concierge staff at the Department of Business Regulation to perform business outreach and liaise with state and municipal agencies on behalf of the public and business communities

•	Eliminating unnecessary and duplicative licenses

•	Eliminating unnecessary notarization and oath requirements for business owners and professionals

•	Creating efficiencies in the Contractors' Registration and Licensing Board and gasoline inspection units

•	Eliminating bond requirement for roofing contractors

•	Providing or increasing civil penalties for certain licensing and certification violations

In the FY 2020 Recommended Budget, the Governor proposes increasing the minimum wage from $10.50 per hour to $11.10 per hour.

The Administration also recommends expanding access to its signature program designed to grow business-led partnerships: Real Jobs RI. The Real Jobs RI program places new employees into immediate job openings, upskills current employees to remain competitive, and creates pipelines of talent for the future.

PK-12 and Higher Education

This FY 2020 Recommended Budget lays the groundwork for universal Pre-K by introducing funding to expand the number of available public Pre-K seats. This plan couples the expansion with the implementation of a tiered reimbursement system for pre-schools.

In addition, with the threat of postsecondary education becoming out of reach for too many of Rhode Island's students, the Administration looks to expand the Rhode Island Promise Scholarship - a need-based, last-dollar scholarship that "fills the gap" between a student's financial aid package and the actual costs of college. Currently, this program applies to Rhode Island students who attend the Community College of Rhode Island. In the FY 2020 Recommended Budget, the Governor proposes expanding the scholarship to include Rhode Island College students and adults who want the chance to return to school to finish their degrees or get the credentials they need to get a job and stay ahead.

The FY 2020 education funding formula adds $30 million year-over-year for Rhode Island's schools. The budget proposal also includes $2.25 million in funding for English Language Learners and an incentive to maximize the use of a federal reimbursement program for school-based meals.

Health Care Access and Affordability

The Governor's FY 2020 Recommended Budget proposal preserves vital ACA protections that promote market stability and are expected to keep uninsured rates low. There are no eligibility cuts or broad-based benefit impacts proposed.

Market Stability and Reinsurance Initiative

Rhode Island's healthcare insurance premiums are among the lowest in the country. The State's healthcare exchange experienced the highest year-over-year growth nationally in 2017. Ensuring market stability is key to keeping health coverage affordable for Rhode Islanders. The Governor proposes to  fund implementation costs to institute a reinsurance program and reduce market risk for insurers, which is expected to result in a more stable market and lower premium increases for Rhode Islanders.

To further mitigate any potential changes to the ACA that could impact Rhode Island's progress on access and affordability of health care, the FY 2020 Recommended Budget proposal also includes an individual mandate modeled after the federal ACA program. This is intended to ensure that Rhode Islanders have health coverage and that access to that coverage does not cause a financial hardship.

Other Health Care Initiatives

The FY 2020 Recommended Budget provides other health care initiatives to further support seniors, providers who care for them and bringing greater parity between physical and behavioral health.

Expansion of the Home and Community Care Co-pay Program: Seniors who do not qualify for Medicaid Long-Term Services and Supports (LTSS) may be eligible for the Home and Community Care Co-Pay Program, administered by DEA. Currently, the co-pay program pays a portion of the cost of personal care and adult day services. An individual must be unable to leave home without considerable assistance and must need help with personal care. Currently, the program is for seniors age 65 and older who have incomes below 200 percent of the Federal Poverty Level (FPL). Governor Raimondo proposes expanding access to this program to include seniors who are 65 and older up to 250 percent above the FPL to promote choice and quality of life for more Rhode Islanders. The projected increase in the State's senior population - from 174,000 in 2016 to 265,000 by 2040 - coupled with the impact of community- based supports and services, highlights the need for continuing to invest in helping seniors remain home, connected to their families and networks. Support of aging-related and health-promotion initiatives are intended to maintain a high quality of life for Rhode Island seniors while minimizing aging-related healthcare costs.

Developmental Disability Service Workers Wage Increases: The Governor proposes adding $3 million in new state funding for wage increases for direct support professionals to strengthen this workforce.

Independent Provider (IP) Model: The Governor  continues  her  support  for  the  IP model  with  almost $200,000 in general revenue funds (about $770,000 all funds) to cover implementation costs. The goal of this model is to increase workforce capacity and create a new option for delivery of direct support services for both seniors and people with developmental disabilities.

Behavioral Health Benchmarking Study: The FY 2020 proposal includes a $150,000 general revenue request for a behavioral health benchmarking study. The purpose of the study is to determine an amount that insurers should invest in preventive and early intervention behavioral healthcare services, like screenings and counseling, with the goal of reducing more serious behavioral health challenges later in life.

Cash Flow

The State's cash position has remained positive for the past five years and has allowed the State to avoid having to issue tax anticipation notes since FY 2012. Projections for the State's cash position continue to remain positive and the State does not anticipate having to issue tax anticipation notes during FY 2019. Revenues have continued to steadily increase over the past five years.

State Indebtedness

Authorization and Debt Limits

Under the State Constitution, the General Assembly has no power to incur state debts in excess of
$50,000 without the consent of the people, except in the case of war, insurrection or invasion, or to pledge the faith of the State to the payment of obligations of others without such consent. By judicial interpretation, this limitation has been judged to include all debt of the State for which its full faith and credit are pledged, including general obligation bonds and notes and bonds and obligations guaranteed by the State. However, non-binding agreements of the State to appropriate monies in support of obligations of a public corporation, such as the Capital Reserve Funds (defined below) of Commerce RI and RI Housing, or to appropriate monies to pay rental obligations under state long-term leases, such as the  State's lease agreements with RICCA, are not subject to this limitation.

Public Finance Management Board and Debt Affordability Study

Public Finance Management Board

The Public Finance Management Board (the "PFMB") was created during the 1986 Session of the General Assembly to provide advice and assistance to issuers of tax-exempt debt in the State. The PFMB is charged with the responsibility of collecting, maintaining and providing information and advice on state, municipal and regional authorities, agency boards, commissions, public or quasi-public corporations, and fire districts and other special districts having authority to issue revenue or general obligation bonds or notes or various types of conduit debt or enter financing leases. The Chair of PFMB is the General Treasurer of the State, and personnel within the Treasurer's Office provide staffing. As part of the FY 2017 Appropriations Act, the General Treasurer requested, and the General Assembly approved certain changes to the statutes governing PFMB to require additional reporting on debt from public issuers in the State and to authorize funding to support the creation of a new Office of Debt Management within the General Treasurer's Office.

Beginning January 1, 2017, PFMB is required to annually report the total amount of public state, regional, municipal, public and quasi-public corporation, and fire district and other special district debt authorized, sold and unsold. PFMB is also required to undertake a Debt Affordability Study ("DAS"), which must include recommended limits for debt capacity at least every two years for each public issuer.

To support these new PFMB functions, the PFMB has amended its rules and regulations and instituted a policy to expand the assessment of its statutory fee of 1140th of 1% of the principal amount of each debt issuance to the lead underwriter or purchaser of any taxable or tax-exempt debt issue in the State in the amount of $1 million or more. This fee will now also be assessed on refunding issuances. The PFMB has implemented a policy to exclude fees on leases. Taken together, these recent legislative changes empower the PFMB to improve public debt management and oversight in Rhode Island.

The PFMB is also authorized to allocate private activity tax exempt, taxable and/or federal tax credit bond issuance capacity under Section 146 of the Internal Revenue Code of 1986 among all issuers in the State of Rhode Island.

All issuers of debt are required to submit a notice of proposed sale and a notice of final sale to the PFMB. However, failure to do so does not affect the validity of the issuance of any obligation.

Debt Affordability Study-Debt Ratios

The PFMB's most significant undertaking in 2017 was the publication of the first DAS conducted in Rhode Island in nearly two decades (the "2017 DAS"). This study is the first of its kind in the nation to set recommended debt limits that incorporate both debt and pension liabilities together, and the first to include the indebtedness of nearly all public debt issuers in a state, including special districts and quasi- public corporations. The study sets guidelines to protect Rhode Islanders from incurring debt that is out of proportion with the ability of the impacted population to repay. Per statute, the General Treasurer's Office is working on an update to the 2017 DAS that should be completed in the Spring of 2019.

The PFMB considered several factors in developing the study's debt affordability targets: for each issuer, the PFMB considered relevant peer comparisons, ratings agency guidance, and legal requirements set forth in statutes and bond indentures. These affordability limits are purely advisory and represent what the PFMB views as prudent levels of indebtedness given the available information.

The PFMB found the debt burden of the State to be manageable, but above many national peers and recommended a slight reduction to the State's prior debt affordability targets. Most municipal borrowers are found to be borrowing within acceptable limits, but the study notes that some municipal borrowers carry debt and pension liabilities more than their affordability targets. There are also some quasi-public corporations in Rhode Island that are at, or above, their recommended targets.

The PFMB has adopted and from time to time revised Credit Guidelines (the "Credit Guidelines") for use in evaluating certain elements of the State's debt burden. The current guidelines as contained in the DAS are as follows: State Tax-Supported Debt to personal income not to exceed 4%, and annual debt service to general revenue not to exceed 7.5% within the next five years and 7.0%  thereafter. The PFMB will consider revising the Credit Guidelines concurrently with each biennial DAS. In connection with the development of the FY 2020 Capital Budget, the State estimated net State Tax- Supported Debt to be 3.17% of personal income in FY 2019, and annual debt service to be 5.17% of general revenues in FY 2019. It is anticipated that fluctuations of this ratio over the long-term will be affected by both variations in personal income levels, general revenues and debt issuance. PFMB monitors the total amount of State Tax-Supported Debt, Contingent Obligations (defined below) and Agency Revenue Debt (defined below) in relation to the State's personal income and general revenues. The Credit  Guidelines  may  be  exceeded  temporarily  under  certain  extraordinary conditions. The Credit Guidelines provide that if a guideline is exceeded due to economic or financial circumstances, PFMB should request that the Governor and the General Assembly recommend a plan to return debt levels to the Credit Guidelines within five years.

The PFMB also recognizes that it may be appropriate to temporarily exceed affordability targets for quasi-public corporations and municipal entities if increased capital spending is needed to manage emergency situations or revenues are temporarily impaired by economic downturns. However, issuers of public debt should endeavor to return to their target ratios in normal economic circumstances.

Debt Affordability Study-Combined Debt and Pension Ratios

Prior to the 2017 DAS, no state had added a metric accounting for unfunded pension and other post-employment benefits ("OPEB") liabilities in their debt affordability analysis. However, since rating agencies have incorporated pension ratios in the updated rating methodology for states, other states will likely eventually incorporate a metric accounting for pension liabilities.

An annual required contribution ("ARC") is the actuarially-determined amount (expressed as a dollar amount or percentage of payroll) that a public employer is required to contribute annually to a pension or OPEB plan.  The funding of the ARC is a gauge of the effort states are making to fund such pension or OPEB plans. A state that has paid the ARC in full has met its obligation to cover the benefits accrued that year and to pay down a portion of any liabilities that were not pre-funded in previous years. Assuming projections of actuarial experience hold true, a payment less than the full ARC means the unfunded liability will grow and require greater contributions in future years. The unfunded actuarially accrued liability ("UAAL") is the appropriate pension and OPEB liability measure since it is the basis for determining a portion of the ARC. In the 2017 DAS, the PFMB recommends the following ratios for its combined debt and pension obligations for the State:

•	The PFMB recommends that Debt Service + Pension ARC to General Revenues not exceed 16%.

•	The PFMB recommends that Debt + Pension Liability (UAAL) to Personal Income not exceed 8%, beginning in 2021.

The PFMB also recommends the State continue to fund 100% of its ARC for pension and OPEB plans.

State Direct Debt

State direct debt includes tax anticipation notes ("TANs") and general obligation bonds. The full faith and credit of the State are pledged to the payment of principal and interest on this debt. If future state revenues are insufficient to make the required principal and interest payments to bondholders and noteholders, the State is legally required by its contract with bondholders and noteholders to raise taxes to meet these obligations.

Tax Anticipation Notes

The State is authorized to borrow in any fiscal year without consent of the people an amount in anticipation of state tax receipts not in excess of 20% of the tax receipts for the prior fiscal year, and may borrow an additional amount in anticipation of all other non-tax receipts not in excess of 10% of such receipts in the prior fiscal year, provided the aggregate of all such borrowings must not exceed 30% of the actual tax receipts during the prior fiscal year. Any such borrowing must be repaid during the fiscal year in which such borrowing took place. No money can be borrowed in anticipation of such receipts in any fiscal year until all money so borrowed in all previous fiscal years shall have been repaid. The maximum amount of borrowing is further constrained by statute such that the aggregate borrowing cannot be more than the amount stipulated by the General Assembly by general law. The full faith and credit and taxing power of the State are pledged to the payment of TANs and interest thereon. The State last issued TANs in FY 2012 and no issuance of TANs is currently planned for FY 2019.

General Obligation Bonds and Bond Anticipation Notes ("BANs")

The State Constitution provides that the General Assembly has no power to incur state debts in excess of $50,000 without the consent of the people, except in the case of war, insurrection or invasion, or to pledge the faith of the State to the payment of obligations of others without such consent. By judicial interpretation, the limitation stated above includes all debt of the State for which its full faith and credit are pledged, including general obligation bonds and notes, bonds and notes guaranteed by the State, and debts or loans insured by RII-RBA. Although non-binding agreements of the State to appropriate monies are not subject to this limitation, such agreements must be authorized by law. $613.5 million in general obligation bonds have been authorized but remain unissued at January 1, 2019.

State Tax-Supported Debt

State tax-supported debt (the "State Tax-Supported Debt") is debt for which the ultimate source of payment is, or may include, appropriations from the State's General Fund. The State Tax-Supported Debt does not have the full faith and credit of the State pledged to it, but it may have the full faith and credit of another public issuer.

State Tax-Supported Debt is not considered "legal" debt under the State Constitution because the State's payments on the debt obligations, even if they are the subject of a contractual commitment, are subject to annual legislative appropriation. As a result, voter approval of such debt is not required.

State Tax-Supported Debt includes: (i) lease-purchase financing obligations (structured as certificates of participation ("COPs")), (ii) certain bonds issued by Commerce RI and RITBA, the primary payment sources for which are State appropriations and (iii) lease revenue bonds issued by RICCA.

Financing Obligations Authorized under Rhode Island Public Corporation Debt Management
Act

Historically, State Tax-Supported Debt has been authorized by special legislation.  Pursuant to the Rhode Island Public Corporation Debt Management Act, Chapter 35-18 of the RIGL, subject to certain limited exceptions, no elected or appointed State official may enter into any financing lease or into any guarantee with any person, and no bonds may be issued or other obligation incurred by any public corporation (other than RISLA, RI Housing and RIIFC, RIIB, NBC, with certain exceptions, RIHEBC) to finance, in whole or in part, the construction, acquisition, or improvement of any essential public facility, without the prior approval of the General Assembly. The General Assembly approves such obligations through the passage of a Joint Resolution by the Senate and the House of Representatives. An "essential public facility" includes roads, bridges, airports, prisons, reservoirs, waste and wastewater treatment facilities, educational facilities, and any other facilities used by any State agency, department, board, or commission to provide services to the public (but excluding personal property).

State Tax-Supported Debt issued by Public Corporations

The following public corporations issue State Tax-Supported Debt:

I-195 Commission. The I-195 Commission is authorized by State law to purchase I-195 surplus land from RIDOT and to plan, implement, administer and oversee the redevelopment of the I-195 surplus properties. Also included in this legislation was authorization for Commerce RI to issue bonds or other obligations not to exceed $42,000,000 to finance the acquisition by the I-195 Commission of the surplus land from RIDOT. In 2013, Commerce RI issued bonds for that purpose in the aggregate principal  amount of $38,400,000, all of which was outstanding as of June 30, 2018. These funds were paid to RIDOT and were used to complete the relocation project, including road reconstruction and other infrastructure improvements to the surplus land. The Commerce RI Bonds are payable from State- appropriated funds and pledged receipts derived from the sale, lease, transfer, or disposition of the surplus property acquired by the I-195 Commission. The revenue from this financing, in combination with residual funds from the motor fuel and/or GARVEE bond proceeds, is expected to be sufficient to fund completion of the I-195 relocation project by RIDOT. To the extent these resources are not sufficient to complete the project; other state and federal transportation funds would be made available which would impact the progress of other contemplated projects.

Commerce RI. Commerce RI is the official economic development  organization  for the State  and its activities are largely supported by State appropriations. Commerce RI is authorized to assist in the financing of projects through the issuance of economic development revenue bonds, which do not constitute a debt or liability of the State, but some of which are subject to annual appropriations of funds, including the I-195 Commission's payments on bonds issued by Commerce RI for the I-195 relocation project described above.

In November 2003, the State entered into a payment agreement with Commerce RI relating to the issuance of $53,030,000 of Motor Fuel Tax Revenue Bonds, to provide funds for the State match for certain major transportation projects funded by GARVEE bonds.  The Motor Fuel Tax Revenue Bonds  are secured by two cents of the motor fuel tax dedicated to RIDOT, subject to annual appropriation. In March 2006, a second series of Motor Fuel Tax Revenue Bonds totaling $42,815,000 was sold, and on April 2, 2009 a third series was sold totaling $12,410,000.  In November  2017, Commerce  RI issued $35,020,000 in Motor Fuel Tax Revenue Refunding Bonds for the advance refunding of the 2003, 2006 and 2009 Motor Fuel Tax Revenue Bonds, resulting in present value savings of $5.7 million to RIDOT.  As of June 30, 2018, $35,020,000 of such revenue refunding bonds was outstanding.

GARVEE bonds issued through Commerce RI, which are secured by federal funds made available to RIDOT, are not considered part of the State's net tax supported debt, but rather, are  considered special obligation debt, payable solely from federal grants.

In June 2009 and June 2015, Commerce RI issued revenue bonds in the amount of $150,000,000 and $75,000,000, respectively, to provide funds to reimburse the State for Historic Structures Tax Credits presented from time to time by taxpayers. These revenue bonds are supported by a payment agreement with the State subject to annual appropriation. As of June 30, 2018, there was $51,995,000 of such revenue bonds outstanding.

In December 1999, Commerce RI entered into a limited recourse guaranty, not to exceed $3,000,000, in connection with the refinancing by the Employees' Retirement System of Rhode Island ("ERSRI") of a four-story office building in Providence formerly known as the American Express Building. Commerce RI's delivery of the limited recourse guaranty and its cap of $3,000,000 was potentially to be utilized to supplement a gap between previously issued debt secured by mortgages on the property and certain appraisals of the property's value at that time. After a series of payment defaults to the ERSRI, and various creditor actions, in December 2004 Gateway Eight Limited Partnership filed for bankruptcy protection. Thereafter, legal proceedings resulted in the sale of the American Express Building and various creditor rights actions resulted in a net balance deficiency to the ERSRI of an amount less than $2,000,000.

After the sale of the property and the calculation of the deficiency, the ERSRI invoked the terms of Commerce RI's limited recourse guaranty, which, in addition to limiting payment to $3,000,000, limits the obligations of Commerce RI to funds received by the General Assembly for this purpose and further limits Commerce RI's obligations to request the Governor to submit an appropriation request to the General Assembly for any payment obligation of Commerce RI pursuant to the limited recourse guaranty. Commerce RI has annually submitted the appropriations requests to the Governor in accordance with the terms of the limited recourse guaranty annually as requested by the ERSRI. The Governor has not elected to request the General Assembly to fund the limited recourse guaranty to ERSRI. Unlike certain other bonds or indebtedness of Commerce RI, pursuant to the enabling act of Commerce RI, there is no Capital Reserve Fund to be replenished with respect to the limited recourse guaranty to ERSRI. Hence, there is no legal requirement that the Governor submit the appropriations request to the General Assembly to fund Commerce RI's limited recourse guaranty to ERSRI.  A total of $1,749,148 would be required if this obligation were funded.

Rhode Island Convention Center Authority. Obligations issued by RICCA do not constitute a debt or liability or obligation of the State but are secured solely from the pledged revenues or assets of RICCA. Pursuant to Lease and Agreements between RICCA, as lessor and the State, as lessee, RICCA leases to the State the convention center facilities and the Dunkin' Donuts Center located in Providence. The State is obligated to make lease payments in an amount sufficient to pay the operating expenditures of RICCA and the corresponding debt service on RICCA's obligations including, but not limited to, RICCA's bonds. The lease payments are subject to annual appropriation by the General Assembly. In November 2017, RICCA issued $68,720,000 in Refunding Revenue Bonds for the advance refunding of its  outstanding  Refunding  Revenue  Bonds,  2009  Series  A,  and  on  March  22,  2018,  RICCA issued $45,000,000 in Garrahy Parking Garage Lease Revenue Bonds, 2018 Series A (Federally Taxable), to finance the construction of a public parking garage and commercial or retail space. The aggregate outstanding principal amount ofRICCA's bonds is $231,595,000 as of June 30, 2018.

Rhode Island Turnpike and Bridge Authority. RITBA issues revenue bonds secured by toll and other revenues for the purpose of financing the renovation, repair, and improvement of the Claiborne Pell Bridge, the Mount Hope Bridge, the Sakonnet River Bridge, the Jamestown Verrazzano Bridge and the portion of Route 138 connecting highway from Route IA to the Claiborne Pell (Newport) Bridge and  other facilities for which it is responsible.

RITBA also has issued revenue bonds secured by motor fuel tax revenues which are subject to annual appropriation by the State in the annual budget. The General Assembly voted to allocate $0.035 per gallon of the State's thirty-three cents ($0.33) per gallon motor fuel tax to RITBA beginning July 1, 2014 for maintenance expenses, operations, capital expenditures and debt service. These funds are subject to appropriation by the State in the annual budget. It is currently estimated that revenue from the motor fuel tax to be paid to RITBA will be approximately $15.5 million in FY 2019, and $15,713,927 was received by RITBA for the period July 1, 2017 through June 30, 2018.

Revenues from toll receipts, the motor fuel tax and other revenues of RITBA are estimated to be sufficient to cover debt service on all the RITBA outstanding debt.  As of June 30, 2018, RITBA had $163,020,000 in revenue bonds outstanding, $50,000,000 secured by toll revenues and $113,020,000 secured by State appropriations of motor fuel taxes. The remaining amount of authorized but unissued bonds of RITBA under all authorizations of the General Assembly is $15,500,000.

Contingent Obligations

The following is a description of the State's contingent obligations (the "Contingent Obligations").

State-Guaranteed Debt

Guaranteed debt includes bonds and notes issued by, or on behalf of public corporations charged with enterprise undertakings, for the payment of which debt the full faith and credit of the State are pledged in the event that the revenues of such entities may at any time be insufficient. As of June 30, 2018, only RII-RBA was authorized to pledge the State's full faith and credit in this manner and the State had no general obligation bonds outstanding to fund such a guaranty.

Rhode Island Industrial-Recreational Building Authority. The State has agreed to appropriate or borrow and pay to RII-RBA amounts required to service eligible mortgage loans for industrial and/or recreational projects insured under the Industrial Recreational Building Mortgage Insurance Fund that are in default and for which funds in the Industrial-Recreational Building Mortgage Insurance Fund are insufficient. Voter approval enabled RII-RBA to pledge the State's full faith and credit up to $80,000,000 for the following purposes: to insure eligible mortgages for new construction, acquisition, and rehabilitation or expansion of facilities used for manufacturing, processing, recreation, research, warehousing, retail, and wholesale or office operations. RII-RBA can also provide mortgage insurance for new or used machinery, equipment, furniture, fixtures or pollution control equipment required in these facilities. Mortgages insured by RII-RBA are limited to certain specified percentages of total project cost. RII-RBA is authorized to collect premiums for its insurance and to exercise rights of foreclosure and sale as to any project in default. In the 2010 Session, the General Assembly modified the authorization of the State's full faith and credit obligation to $60,000,000.

As of June 30, 2018, RII-RBA had outstanding mortgage agreements and other commitments for
$12,984,073 mainly in connection with revenue bonds issued by the RIIFC. In accordance with State law, all premiums received by RII-RBA and all amounts realized upon foreclosure or other proceeds of defaulted mortgages are payable into the Industrial Recreational Building Mortgage Insurance Fund. All expenses of RII-RBA and all losses on insured mortgages are chargeable to this Fund. As of June 30, 2018, the Fund had a cash and cash equivalents balance of $809,321, but had a net deficit ending balance due to a loss recognition with respect to an insured project.  Nevertheless, RII-RBA has sufficient funds to meet its debt service obligations through at least FY 2020. The State has agreed to appropriate or borrow and pay to RII-RBA any amounts required to service insured loans that are in default should the Fund be insufficient. No such appropriation was proposed or required in either the final FY 2018 budget or the FY 2019 Budget nor does RII-RBA expect to require a state appropriation in FY 2019 or FY 2020.

State Moral Obligation Debt

State moral obligations are Contingent Obligations of the State supporting bonds issued by State public corporations secured, in part, by a reserve fund to which is attached a discretionary replenishment provision (herein referred to as "Capital Reserve Fund"). The replenishment provision carries a moral obligation of the State. The discretionary replenishment provision typically reads substantially as follows:

In order further to assure the continued operation and solvency of the corporation for the carrying out of its corporate purposes, the executive director shall annually, on or before December first, make and deliver to the governor a certificate stating the sum, if any, required to restore each capital reserve fund to the minimum capital reserve fund requirement for the fund. During each January Session of the General Assembly, the governor shall submit to the General Assembly printed copies of a budget including the total of the sums, if any, as part of the governor's budget required to restore each capital reserve fund to the minimum capital reserve fund requirement for the fund. All sums appropriated by the General Assembly for this purpose, and paid to the corporation, if any, shall be deposited by the corporation in the applicable capital reserve fund.

A Capital Reserve Fund is generally equal in size to the maximum amount of debt service required in any year. The State's discretionary replenishment provision means that if the Capital Reserve Fund falls below its required level, the General Assembly may, but is not legally required to, appropriate funds sufficient to restore the Capital Reserve Fund to its required level. The most likely reason that such a Capital Reserve Fund would fall short of the required level is if revenues were insufficient to meet a Capital Debt Service payment and the reserve fund had to be used to make the payment.

The authority to issue moral obligation bonds with such a Capital Reserve Fund mechanism is contained in the enabling legislation of Commerce RI, RI Housing and RISLA. Such authority is not granted to the other State corporations without specific legislative approval. As of the date of this Information Statement, only RI Housing and Commerce RI have issued bonds secured by a Capital Reserve Fund.

The following public corporations issue State moral obligation debt which are considered Contingent Obligations of the State:

Rhode Island Housing and Mortgage Finance Corporation.  RI Housing is authorized  to assist in the construction and financing of low and moderate-income housing and health care facilities in the State. In addition to its general powers, RI Housing is authorized to issue revenue bonds, to originate and make mortgage loans to low and moderate income persons and families, to purchase mortgage loans from and make loans to private mortgage lenders in the State in order to increase the amount of mortgage money generally available, to make mortgage loans to contractors and developers of low and moderate single-family and multi-family housing developments and to acquire and operate, both solely and in conjunction with others, housing projects. The total outstanding indebtedness, including unamortized bond premium/discount, of RI Housing at June 30, 2018 was $1,297,944,125, consisting of $1,171,756,225 of long-term bonds and notes and $126,187,900 of short-term or convertible-option bonds and notes. Included in the total outstanding is $29,320,000 in bonds which are secured in part by capital reserve funds which have aggregated to $4,426,655 on June 30, 2018. The General Assembly may, but is not obligated to, provide appropriations for any deficiency in the Capital Reserve Funds referenced above. RI Housing has never been required to request any such appropriations. Such Capital Reserve Funds relate solely to select multi-family issues of RI Housing.

Commerce RI. Certain of the bonds of Commerce RI may be secured, in addition to a pledge of borrower revenues, by a Capital Reserve Fund established by Commerce RI for the applicable bond issue. As of June 30, 2018, Commerce RI's bonds secured by a Capital Reserve Fund were outstanding in the principal amount of $21,584,259 (excluding bonds issued for the benefit of 38 Studios LLC ("38 Studios"), as further discussed below).

Commerce RI has also issued bonds secured by a Capital Reserve Fund and a performance-based agreement, whereby job rent credits are applied against a borrower's lease payments if certain targeted new job goals are met for the financed project. If the job goals are met, Commerce RI will make annual requests to the General Assembly for appropriation which will be used to pay the debt service on the bond issue. As of June 30, 2018, the outstanding principal balance of bonds issued by Commerce RI with performance-based agreements is $18.8 million. Job rent credits are expected to result in an annual State appropriation obligation of $3.1 million.

An additional $5,000,000 in Capital Reserve Fund-backed State moral obligation loans were issued by Commerce RI under the Job Creation Guaranty Program ("JCGP") for two companies, Corporate Marketplace and eNow. The loan to eNow is no longer outstanding and $2,250,000 of the Corporate Marketplace loan remains outstanding as of June 30, 2018. In the 2013 Session, the General Assembly repealed the JCGP enabling statute.

On August 27, 2014, Bridge Bank sent a notice of nonpayment to Commerce RI in accordance with Commerce RI's guaranty (the "Guaranty") of a term loan advanced by Bridge Bank to a borrower under the JCGP. In accordance with its obligation under the Guaranty, Commerce RI made payment of the amounts sought by Bridge Bank (the "Advance") and subsequently made demand upon the borrower to pay Commerce RI for such Advance. As of September 30, 2014, the amounts paid from JCGP reserves held by Commerce RI totaled $75,336, representing the August payment on the Advance. On November 24, 2014, the remaining $1,000,000 in the Capital Reserve Fund was used to pay principal. The current outstanding balance as of June 30, 2018 is $2,250,000.

Moral Obligation of the State Regarding 38 Studios

In November 2010, Commerce RI issued $75.0 million of taxable revenue bonds under the JCGP. The bond proceeds were loaned to 38 Studios LLC to fund an overall agreement that included relocation of the company's corporate headquarters to Rhode Island, establishment and operation of a video gaming studio in Providence and completion of at least one particular video game. Proceeds also were used to fund a Capital Reserve Fund and capitalized interest fund. Amounts in the Capital Reserve Fund were to be used in the event that 38 Studios failed to make any required loan payments. In accordance with the enabling legislation and the agreement between Commerce RI, the bond trustee and 38 Studios, should amounts in the Capital Reserve Fund fall below minimum requirements, Commerce RI is required to present the Governor with a certificate stating the amounts required to restore any shortfall and the Governor is required to include such amounts in his or her budget request for appropriation to the General Assembly. 38 Studios filed for Chapter 7 bankruptcy protection on June 7, 2012 and Commerce RI and the bond trustee have obtained court approval to take custody of the assets pledged by 38 Studios to secure the payment of the bonds. At the time of the bankruptcy, the total debt service on the bonds, after considering existing reserves with the bond trustee, was $89.2 million. The outstanding bonds are comprised of a term bond maturing in 2020 with sinking fund installments and maximum annual debt service of approximately $12.75 million. The General Assembly may, but is not required, to appropriate such amounts as required in future fiscal years. As of June 30, 2018, there were $33,000,000 of such revenue bonds outstanding under the JCGP for the 38 Studios project.

During the fiscal year ended June 30, 2016, the State transferred $12.5 million to Commerce RI to satisfy debt service obligations related to 38 Studios. For fiscal year 2017, the enacted budget included $2.5 million to cover debt service obligations related to 38 Studios, but these funds were withdrawn in the revised budget approved by the General Assembly because of additional litigation settlement funds received during the fiscal year. The enacted FY 2018 and FY 2019 Budget do not include appropriations for Commerce RI 38 Studios debt service due to available resources from the settlements described below.

In November 2012, Commerce RI sued various individuals and entities involved with the loan to 38 Studios including principals of 38 Studios, former employees of Commerce RI and various advisors to Commerce RI alleging fraud, negligence, breach of fiduciary duty and other charges. Commerce RI has reached settlements with all the defendants in this litigation. After application of all settlements described above, the State's remaining obligation for debt service against the $33,000,000 revenue bonds outstanding for the Commerce RI 38 Studios bonds will be approximately $13.8 million (inclusive of interest).

Secured Indemnity

Rhode Island Public Rail Corporation. The FY 2010 Enacted Budget included a Public Corporation Debt Management Act Joint Resolution that allows the Public Rail Corporation to fully indemnify AMTRAK due to the operations of the South County Commuter Rail, by securing, with the funding support of RIDOT, either a line or evergreen letter of credit in the amount of $7.5 million, which represents the self-insured retention amount, in favor of AMTRAK. The letter of credit for $7.5 million has been issued. The letter of credit does not finance project costs, but rather, provides a source of payment for any indemnity which may become due and payable to AMTRAK within the self-insured retention amount under any South County Rail Service Agreements with RIDOT and the Public Rail Corporation.

Agency Revenue Debt

Agency revenue debt ("Agency Revenue Debt") is secured by revenues generated from the use of bond proceeds or the assets of the public corporation issuing the bonds. Certain State public corporations are authorized by their enabling legislation to issue bonds, notes and other forms of indebtedness to finance projects in support of their corporate purposes. The debt which is secured solely by the revenues generated by the public corporations or their conduit borrowers (for example, municipalities, public and private educational and healthcare institutions and private companies) is not a general obligation of the State nor does the State provide security for the debt in any other manner, i.e., by appropriations, guarantees, or moral obligation pledges of a Capital Reserve Fund. Agency Revenue Debt is not treated  as State Tax-Supported Debt or a Contingent Obligation of the State notwithstanding the fact  that the State may have legal obligations to make payments to be applied to a public corporation's debt service obligations. Agency Revenue Debt includes debt issued by NBC, RIHEBC, RIIB, RISLA, and TSFFC and certain debt issued by RITBA.

Agency Revenue Debt includes bonds issued on behalf of the State Colleges which are secured  by enterprise revenues (such as housing and dining revenues) or secured by Educational and General Revenues (such as tuition and fees) derived from the State Colleges. State Colleges Auxiliary Revenue Debt and State Colleges Educational and General Revenue Debt are not general obligations of the State or the State Colleges and do not require voter approval. Although Educational and General Revenue debt may legally be paid from State appropriations, such debt is considered self-supporting.

Certain information regarding Agency Revenue Debt of public corporations which constitute component units of the State government for financial reporting purposes is available in footnote 6 to the 2018 Basic Financial Statements which are incorporated by reference herein, and are included in the 2018 CAFR. The information contained in the 2018 CAFR is not intended to be an all-inclusive discussion of the debt of the public corporations that constitute component units of the State for financial reporting purposes. To obtain a full understanding of the debt of the public corporations and authorities of the State, see the individual financial statements of such public corporations and authorities of the State.

Employment Security Fund Activity

The Rhode Island Employment Security ("ES") Fund is composed primarily of monies collected from a tax imposed on Rhode Island employers. These funds are used to pay Unemployment Insurance benefits to eligible claimants. All funds are deposited in the State's account in the federal Unemployment Trust Fund which is administered by the United States Treasury.

An employer's contribution rate is determined by (a) the level of reserves in the Rhode Island Employment Security Fund and (b) the individual employer's history of unemployment. The level of reserves determines the tax rate schedule in effect for all covered employers in the State for a specific calendar year, while a particular employer's experience with unemployment determines the tax rate  within that schedule at which that employer is assessed.

Between calendar years 2009-2015, the State borrowed a total of $926.1 million from the Federal Unemployment Account ("FUA") for cash flow purposes. The balance in the Rhode Island Employment Security Fund was $448.2 million as of December 31, 2018. The Rhode Island Department of Labor and Training completely repaid amounts borrowed from FUA, and ES Fund reserves have steadily increased since. No additional withdrawals have been needed since May 2015. The State's outstanding withdrawals peaked at $291.8 million during April 2012.

Current projections show a continued build-up in trust fund reserves over the next few years, subject to economic conditions. These estimates are based on the Department of Labor and Training's projections of employment and unemployment levels assuming a continued gradual recovery from the recession and therefore are uncertain and subject to change.

State Funding of Retirement Systems

Employees' Retirement System of Rhode Island (ERSRI)

The State, through the Employees' Retirement System of Rhode Island ("ERSRI"), administers and contributes to three defined benefit pension plans: the Employees' Retirement System ("ERS"), the Judicial Retirement Benefits Trust ("JRBT") and the State Police Retirement Benefits Trust ("SPRBT," and collectively with the ERS and the JRBT, the "Plans"). The ERS, the largest of the Plans, covers eligible State employees as well as teachers and certain other employees of local school districts. The JRBT and the SPRBT are significantly smaller retirement plans than the ERS. As more particularly described below under the heading "Employees' Retirement System (ERS)," the State, through ERSRI, also administers and contributes to a mandatory defined contribution plan for certain members of the ERS. ERSRI is administered by the State of Rhode Island Retirement Board (the "Retirement Board"), which was authorized, created and established in the Office of the General Treasurer as an independent retirement board to hold and administer, in trust, the funds of ERSRI.

The State, through ERSRI, also administers but does not contribute to: (i) the Municipal Employees' Retirement System ("MERS"), a combination defined benefit/defined contribution plan for municipal employees, and (ii) the Teacher's Survivor Benefits Plan ("TSB"), which provides survivors' benefits for teachers who do not participate in Social Security. ERSRI also administers the Rhode Island Judicial Retirement Fund Trust ("RIJRFT"), which provides retirement benefits for judges appointed on or prior to December 31, 1989 and their beneficiaries. In addition, a separate defined contribution retirement plan is provided through the Teachers' Insurance and Annuity Association for members of the faculty of the State's public colleges and university (Rhode Island College, Community College of Rhode Island and University of Rhode Island) (collectively, the "State Colleges") and certain administrative employees in education and higher education. The State contributes 9.5% of the participating employee's salary per year to this plan.

Currently, in the aggregate, the Plans have significant unfunded liability due to a number of factors. As a result, the State does not believe that the existing assets of the Plans, the expected earnings on those assets, and contributions from members of the Plans will be sufficient to fund expected retirement benefits, and the State will need to make significant contributions to the Plans in the future to ensure that the Plans will have a sufficient amount of assets to fund expected retirement benefits. The magnitude of the unfunded pension liability, together with significant costs related to OPEB, pose a significant financial challenge to the State.

Contributions

Contribution requirements for the Plans are established by statute. Pursuant to Section 36-10-2 and Section 16-16-22 of the RIGL, the State is required to make contributions to the Plans by annually appropriating an amount equal to a percentage of the total compensation paid to the active membership. An actuarial consultant employed by ERSRI for the Plans and the Rhode Island OPEB Board (the "OPEB Board") for the OPEB Plans (as defined below) (the "Actuary") performs an actuarial valuation of the Plans and the OPEB Plans (the "Actuarial Valuation") for the purpose of computing this percentage. The percentage is based on payroll projections and is certified by the Retirement Board (with respect to the Plans) on or before December 15th of each year. When applied to actual payroll amounts, this percentage determines the actual amount of the ARC for the Plans. State statutes provide that the State contributes 100% of the ARC to the ERS for State employees, the JRBT and the SPRBT, and 40% of the ARC to the ERS for teachers. Pursuant to the Retirement Board's current policy, the ARC becomes effective two years after the valuation date. Employee members contribute a fixed percentage of their annual  salary and, except for the RIJRFT, the State (and, in respect to ERS, the LEAs (hereinafter defined)) contributes the additional amounts, based on the ARC, which are necessary, when combined with the projected investment earnings on Plan assets, to pay benefits. Contribution requirements are subject to amendment by the General Assembly.

The State must remit to the General Treasurer the employer's share of the contribution on a payroll frequency basis. In respect to the ERS Plan for teachers, the State must remit to the General Treasurer the employer's share of the contribution monthly, payable by the fifteenth (15th) day of the following month.

Benefits

The Plans fund retirement benefits from their assets, investment earnings on their assets, employer and non-employer contributions by the State and contributions from employee members. The level of retirement benefits varies among the different Plans and is calculated based on a member's years of service, compensation and age of retirement. Each Plan's retirement benefits are determined by statute and are not subject to negotiation between the State and other public employers and the employee members of the Plans.

State Pension Plans and Membership

Employees' Retirement System (ERS)

The ERS, the largest of the Plans, is a multiple-employer, cost-sharing, public employee retirement plan covering eligible State employees as well as teachers and certain other employees of local school districts. Membership in ERS is mandatory for all covered State employees and teachers, with five years of employment required before retirement benefits become vested. The State makes 100% of the ARC to ERS for State employees. The State makes 40% of the ARC to ERS for teachers. The applicable city, town or local education agency ("LEA"), makes the remaining 60% of the ARC; provided, however, that the LEAs are responsible for 100% of the ARC in respect to the TSB. The State's and the LEA's contributions are invested together, and one investment rate of return is calculated. Pursuant to RIGL Section 36-10-1 and Section 16-16-22, separate contribution rates are determined for State employees and for teachers.

Effective July 1, 2012, ERSRI also administers a mandatory defined contribution plan for ERS members with less than 20 years of service as of June 30, 2012. The plan was established under Section 36-10.3-2 of the RIGL. Effective July 1, 2015, active members with 20 or more years of service as of June 30, 2012 remained participants of, but no longer contribute to, the defined  contribution  plan. Eligible teachers participating in social security and State employees contribute 5.00%, and eligible teachers not participating in social security contribute 7.00%, of their salary per year to the defined contribution plan. For eligible teachers participating in social security and State employees, the State contributes 1.00%-1.50% of the member's salary, and for eligible teachers not participating in social security, the State contributes 3.00%-3.50% of the member's salary per year, based on years of service. The Actuary does not provide an Actuarial Valuation relative to the State's contribution to the defined contribution plan.

Judicial Retirement Benefits Trust (JRBT)

The JRBT, a single-employer plan, provides retirement allowances to judges appointed after December 31, 1989. The Retirement Board's management of the JRBT is limited to the collection of employee and employer contributions; benefit eligibility is managed by an administrative section of the judiciary.

Rhode Island Judicial Retirement Fund Trust (RIJRFT)

The pensions for 57 active and retired judges appointed on or prior to December 31, 1989 and their beneficiaries are funded by the State on a pay-as-you-go basis, with a cost to the State of $5.5 million in FY 2018. Effective July 1, 2012, the RIJRFT was established to receive contributions from the active judges in the pay-as-you-go system. There are five active judges participating in the RIJRFT. The State has not made employer contributions to the RIJRFT to date and the pensions are currently funded on a pay-as-you-go basis. However, the State has always fully funded the pay-as-you-go system through annual appropriations and the FY 2019 Budget continues to provide for this appropriation.

State Police Retirement Benefits Trust (SPRBT)

The SPRBT, a single-employer plan, provides retirement allowances, disability and death benefit coverage to State police officers hired after July 1, 1987. The Retirement Board's oversight of the SPRBT includes collection of employee and employer contributions and computation of benefits.

State of Rhode Island State Police Retirement Fund Trust (SPRFT)

The State funds pension benefits for 266 retired non-contributing State police officers and their beneficiaries hired on or prior to July 1, 1987, with cost to the State of $17.3 million in FY 2018. Effective July 1, 2016, a trust fund was established to support the pensions of these State police officers, which were previously funded on a pay-as-you-go basis. Funding for SPRFT comprises: (i) an initial supplemental contribution from the State in FY 2016 of $15 million from a settlement through the U.S. Department of Justice's Equitable Sharing Program, and (ii) an actuarially appropriate contribution amount based on seventeen (17) annual payments of approximately $16.4 million by the State, which commenced in FY 2017. Annual payments will be made with the State's general revenues until the trust fund is fully funded, approximately 18 years from the trust's establishment.

Other Background Information

The State also administers but does not contribute to MERS. As with the Plans, ERSRI acts as the investment and administrative agent for MERS. The assets for MERS are held in trust and commingled with the assets of the Plans for investment purposes. As part of RIRSA  (hereinafter defined), changes were made to MERS similar to the changes made to the Plans. Like ERS, effective July 1, 2012, MERS converted from a defined benefit plan to the current combination defined benefit/defined contribution plan; provided, however, that public safety employees covered by MERS remain in a defined benefit plan.

The State also administers OPEB plans covering State employees, legislators, judges, State police officers and certain public-school teachers.

Plan Membership

From June 30, 2011 to June 30, 2018, the total number of active members of all of the State- administered plans decreased by 320 or 1.3% (to a total of 24,554, as noted above), and the total number of retired members increased by 1,041 or 4.8% (to a total of 22,676, as noted above).

For State employees, there are currently more retirees and beneficiaries than there are active members participating in ERS. The decrease in active membership has been the result of reductions in the size of the overall workforce and demographic trends. Although there are currently more active members than retirees and beneficiaries in ERS with respect to teachers, based on current trends, it is likely that retirees  and beneficiaries  will  outnumber  active  members  in the near  future if the active population continues to decline. These developments significantly increase the burden upon contributions needed from current employees, who are receiving lower salary increases than projected and unpaid furlough days, and from the State and the LEAs, where the total pension-related contributions for State employees and teachers was approximately 23% of salary in fiscal year 2018.

Investment Policy

As of June 30, 2017, the market value of assets in the Plans was $8,066,357,568. As of June 30, 2018, the market value of the assets in the Plans was $8,330,458,299. ERSRI acts as a common investment and administrative agent for the Plans. Assets for the Plans are held in trust and are commingled with other programs and plans for investment purposes. The funds contributed by the State, LEAs and employees are invested in a diversified mix of equity, fixed income and real asset investments.

The State Investment Commission (the "Commission") oversees all investments made by the State, including those made for the ERSRI. RIGL Section 35-10-11 requires that all investments be made in securities as would be acquired by prudent persons of discretion and intelligence who are seeking a reasonable income and the preservation of capital.

The Commission establishes the long-term asset allocation policy for the Plans, selects investments and monitors investment performance of the Plans' assets. An asset/liability study is conducted periodically as requested by the Commission to identify an optimally diversified investment allocation that seeks to maximize return within an acceptable level of risk.

Policy targets and actual allocations will vary due to market movements and efforts to minimize trading costs, diversify assets, and implement investment decisions prudently. The implementation of the new asset allocation is currently underway, and the new targets are expected to be met gradually over the next 3-5 years.

Actuaries and the Actuarial Valuation

Each fiscal year, the Actuary prepares the Actuarial Valuation for each Plan. The primary purpose of an Actuarial Valuation is to provide an amount that the State should contribute to the Plans, which is referred to as the ARC. The ARC consists of two components. First, for each fiscal year, the Actuary calculates an amount that will be necessary to pay the actuarial estimate of retirement benefits earned in that fiscal year (which is referred to as a "Normal Cost"). Second, in each Actuarial Valuation, the Actuary calculates the funding status of each of the Plans (as known as a "Funded Ratio"), develops a schedule for restoring the funding status of the Plans to 100%, and then includes that fiscal year's portion of that schedule into the ARC.

To calculate the funding progress of a Plan, the Actuary calculates a Funded Ratio of each Plan. To calculate the Funded Ratio, the Actuary develops a schedule of expected retirement benefit payments of each Plan and then discounts those expected benefit payments to a present valuation, which is referred to as an "Actuarial Accrued Liability" or "AAL." The rate at which the Actuary discounts those expected payments is equal to the expected rate of return on the assets of the Plan. In addition, the Actuary calculates the "Actuarial Value of Assets," which is the market value of the assets subject to some adjustments. The most significant such adjustment is referred to as "smoothing," which is a method employed by the Actuary to phase-in unexpected gains and losses over a five-year period. The Actuary computes the UAAL by subtracting the Actuarially Accrued Liability from the Actuarial Value of Assets. For the Plans in the Fiscal

Year ended June 30, 2018, the aggregate Actuarially Accrued Liability was $11,950,152,650, the aggregate Actuarial Value of Assets was $6,544,999,096, and the Unfunded Actuarially Accrued Liability was $5,405,153,554. The Funded Ratio is the Actuarial Value of Assets divided by the Actuarially Accrued Liability, which, as of June 30, 2018, was an aggregate of 54.8% for the Plans.

Actuarial Assumptions and Methods

Actuarial Accrued Liability. To prepare the Actuarial Valuation, the Actuary uses several assumptions and methodologies. In order to develop a schedule of expected retirement benefits in calculating the Actuarial Accrued Liability, the Actuary makes a variety of demographic and other data (such as employee age, salary and service credits) and actuarial assumptions (such as salary increases, interest rates, turnover, mortality and disability). Every three or four years, and most recently in 2016, the Actuary performs an experience review to validate the actuarial assumptions used by the Plans as compared to the actual experience of the Plans. When the Actuary prepares an experience review, it can reveal that assumptions that the Actuary has previously used are not consistent with the current demographic or economic experience of the Plans. If this occurs, then the Retirement Board may approve changes in those assumptions, which can lead to large increases in the Actuarial Accrued Liability (and thus the Unfunded Actuarial Accrued Liability) because it can lead to a new schedule of expected retirement benefits that reflects an increase in expected retirement benefits.

In connection with the actuarial valuations as of June 30, 2017, the Retirement Board approved several changes in the assumptions that are used in calculating the UAAL and Funded Ratio of the Plans. These include a decrease in the general inflation assumption, the general wage growth assumption, salary and payroll increase assumptions, among other matters. One of the most significant adopted changes is a reduction of the investment rate of return from 7.50% to 7.00%. In connection with the reduction of the investment rate, the Retirement Board elected to phase in the actuarial effect of that reduction into the State's contributions over a five-year period. In addition, as required by statute the Retirement Board used a 20-year amortization period to amortize the amount of the increase in the UAAL attributable to this reduction.

The actuarial valuations as of June 30, 2017 were prepared on the basis of these modified assumptions. However, the impact on contribution rates would be uniformly reflected in the contribution rates over the five-year period beginning with the Fiscal Year 2020 contribution rates. The change in the normal cost will be fully reflected in the Fiscal Year 2020 contribution rates. The impact from the  increase in UAAL will be spread over the five years in such a way to create approximately the same increase in contribution rate each of the five years. Each layer will be amortized over a period of 20 years for the first layer and each successive layer one less year.

In addition, in calculating the Actuarial Accrued Liability, the Actuary uses methodologies such as a method that determines the value of retirement benefits employees earn of their periods of employment. In addition, the Actuarial Accrued Liability is calculated on a "closed system" basis that does not include any retirement benefits that have not been earned either by active members or future members. In calculating the Actuarial Accrued Liability, the Actuary uses the assumed investment rate of return of the Plan assets as the discount rate to calculate the present value of future retirement benefit payments. Accordingly, the higher that rate, the lower that present value of future retirement benefit payments will be. For the actuarial valuations as of June 30, 2018, the Retirement Board adopted 7.0% as the investment rate of return for the Plans other than RIJRFT. For RIJRFT, the municipal bond index rate based on the Fidelity Index's "20-Year Municipal GO AA Index" (3.62% at June 30, 2018) is used as the discount rate for purposes of GASB 67 (defined below) and GASB 68 (defined below) reporting.

Due to the volatility of the United States' and international financial markets, the actual rate of return earned by the Plans on their assets may be higher or lower than the assumed rate. For example, as noted in the ERSRI Actuarial Valuation Report as of June 30, 2018, the average annual investment rate of return based on the market value of assets over the last ten years (July 1, 2008-June 30, 2018) was 5.6%. Changes in the Plans' assets because of market performance will lead to an increase or decrease in the UAAL and the Funded Ratio. Because of the State's adoption of the five-year asset smoothing method, however, only a portion of these increases or decreases will be recognized in the current year, with the remaining gain or loss spread over the remaining four years.

Actuarial Value of Assets. In calculating the Actuarial Value of Assets, the State uses an asset smoothing method which is based on the market value of the assets with a five-year phase-in of actual investment return in excess of (or less than) expected investment income.

Historical Plan Funding Status

Pursuant to RIGL Section 36-10-2 and Section 16-16-22, the State sets its ARC based upon the Actuarial Valuation. The method for determining the ARC is set forth in Section 36-10-2 of the RIGL. Although the State has made its ARC payments to the Plans for each of the past nineteen years, the Plans remain severely underfunded (as evidenced by the Plans' UAAL). Several factors have contributed to the Plans' UAAL. Over the course of many years, key decisions were made by the General Assembly and Retirement Board that resulted in lower contributions to ERSRI. There were also certain improvements made to the Plans' benefits without providing sufficient funding to pay for such improvements. Certain demographic actuarial assumptions, such as retiree longevity, and other actuarial assumptions, including an assumed investment rate of return, have also played significant roles in contributing to the Plans' UAAL. The principal factors contributing to the growth of the UAAL are: (i) investment experience, (ii) interest owed on the UAAL, (iii) liability experience, (iv) changes to actuarial assumptions, and (v) legislative changes prior to 1991.

In June 2012, GASB implemented changes to the accounting and financial reporting standards for state and local government pension plans. The accounting versus funding measures have been separated. The accounting standards will require the net pension liability be calculated differently than the calculation to determine the unfunded actuarial accrued liability under the funding method. The accounting method will be subjected to more volatility since the assets are valued at fair market value, where typically the market value of assets is smoothed over a period of years under the funding method. The calculation of the net pension liability is explained in more detail in the "GASB Pension Accounting and Financial Reporting Standards" section.

Pension Reform and Related Litigation

Legislative Pension Reform

In order to increase the stability and security of the Plans, the State's General Assembly enacted legislation in 2005, 2009, 2010 and 2011 to modify the Plans' pension benefit structure and reduce benefits, the most recent of which was the Rhode Island Retirement Security Act of 2011 ("RIRSA"). RIRSA and the State's other legislative pension reforms have contributed to a reduction in the ARC and UAAL. These reductions, however, are already fully reflected in the June 30, 2013 valuation and therefore are not expected to materially reduce either the ARC or the UAAL going forward.

Legal Challenges to Pension Reform

The 2009, 2010 and 2011 legislative pension reforms resulted in numerous lawsuits against the State brought by current and retired employees, as well as their unions. Of these lawsuits, only one remains pending as described below.

In September 2014, a case challenging RIRSA was commenced by the Rhode Island State Troopers Association and Rhode Island State Troopers Association ex rel. Kevin M. Grace and Ernest E. Adams in Superior Court. The State has answered the complaint in that action, which remains pending. In August 2018, the Plaintiffs filed a motion to amend their Complaint which was granted. The State and ERSRI filed motions to dismiss the action on March 18, 2019. A hearing on the motions has not been set. There is no trial date set. The State intends to vigorously defend this lawsuit.

GASB Pension Accounting and Financial Reporting Standards

On June 25, 2012, GASB voted to approve two new standards that modify the accounting and financial reporting of the State's pension obligations: GASB Statement No. 67, Financial Reporting for Pension Plans ("GASB 67"), which was effective for the State's fiscal year 2014 financial statements, and GASB Statement No. 68, Accounting and Financial Reporting for Pensions ("GASB 68" and collectively with GASB 67, the "GASB Statements"), which was effective for the State's fiscal year 2015 financial statements. GASB 67 established new standards for defined benefit pension plan accounting  and reporting. GASB 68 required changes to governments' reporting of and inclusion of pension assets and liabilities in their annual financial statements. The GASB Statements are intended to improve comparability between public pension plans by standardizing the way certain financial data relating to these plans are disclosed.

The State's financial reporting on its pension system reflects the changes addressed in the GASB Statements, which include, among other changes, (i) the separation of accounting and financial reporting requirements from funding approaches, (ii) a requirement to report "net pension liability" (defined as total pension liability minus a pension plan's net assets) on the State's balance sheet, (iii) the immediate recognition of differences between expected and actual changes in economic and demographic factors, and (iv) the deferred recognition over a five-year, closed period of differences between actual and projected earnings on plan investments.

As opposed to the calculation of the UAAL, which the Plans calculate using the actuarial assumptions and methods adopted by the Retirement Board, the Actuary calculates the net pension liability of the Plans in accordance with GASB requirements, which set forth required assumptions and methods. In the case of the Plans, most of the assumptions that GASB requires the Plans to use are the same or similar to the assumptions and methods that the Retirement Board has adopted for use in the calculation of the UAAL; but there are some differences. The most significant distinction is that GASB requires the calculation of the net pension liability at June 30 on the basis of the market value of investments at that date. For funding purposes, the Actuarial Valuation uses the actuarial value of assets, which reflects a five-year smoothed asset valuation.

GASB67

The net pension liability of the Plans under GASB 67 as of June 30, 2018 is calculated based on the actuarial valuations of the Plans as of June 30, 2017 and adjusted to reflect what the Actuary assumed would occur with respect to the experience of the Plans as of June 30, 2018.

Beginning July 1, 2016, a trust was created (State of Rhode Island State Police Retirement Fund Trust or "SPRFT") under ERSRI for retirees classified as "State Police" under RIGL Section 42-28-22.1 to allow for advance funding of the benefits that were previously paid for on a pay-as-you-go basis. All benefit payments for this group will be paid out of this trust. Funding for SPRFT comprises: (i) an initial supplemental contribution from the State in FY 2016 of $15 million from a settlement through the U.S. Department  of  Justice's  Equitable  Sharing  Program,  and  (ii)  an  actuarially  appropriate  contribution amount based on seventeen (17) annual payments of approximately $16.4 million by the State, which commenced in FY 2017. Given an annual rate of return on the contributions of 7.00%, and life expectancy consistent with the most recent Actuarial Valuation for the SPRFT, the liability for the pay-as- you-go retirement benefits for the State police officers hired on or before July 1, 1987 will be advance funded.

GASB68

GASB 68 requires each participating employer to recognize and record as a liability on its financial statements their proportionate share of the collective net pension liability determined under GASB 67. For the Fiscal Year ending June 30, 2018, each participating employer recognized its share of the total net pension liability of approximately $5,454,060 (expressed in thousands).  As shown below,  the State's share of the collective net pension liability as of June 30, 2018 has been determined to be
$3,420,545 (expressed in thousands).  This amount was recorded as a liability in the 2018 CAFR.

The GASB 68 disclosures as of June 30, 2018 are based on the Plan net pension liability as of June 30, 2017. Accordingly, the GASB 68 disclosures (other than RIJRFT) are based on the actuarial valuations of the Plans as of June 30, 2016 and adjusted to reflect what the Actuary assumed would occur with respect to the experience of the Plans as of June 30, 2017.

Under GASB 68 requirements, the State has also developed a valuation for its pay-as-you-go pension plans for certain State police officers and judges. The net pension liability at the June 30, 2017 measurement date was $159.9 million for State police officers and $44.8 million for judges, as disclosed in the 2018 CAFR.

Other Post-Employment Benefits

In addition to providing pension benefits, the State, through the Rhode Island State Employees' and Electing Teachers OPEB System (the "OPEB System"), is required by law to provide OPEB for retired State employees. RIGL Chapter 36-12.1 (the "OPEB Statute") governs the provisions of the OPEB System. The OPEB System is administered by the OPEB Board, an independent board established under the OPEB Statute for the purpose of holding in trust and administering the funds of the OPEB System. The OPEB System administers benefits plans for: (i) State employees (including certain employees of the Narragansett Bay Commission, Rhode Island Airport Corporation and Commerce RI); (ii) certified public school teachers electing to participate in the OPEB System; (iii) judges; (iv) State police officers; (v) retired and former members of the General Assembly; and (vi) certain employees of the State Colleges (primarily faculty) (collectively, the "OPEB Plans"). The contribution requirements of retirees, the State and other participating employers are set by statute. Active employees (other than employees of the State Colleges) do not make contributions to the OPEB Plans.  The retirees' contribution to the cost of the OPEB Plans varies based on their years of service.

The State Investment Commission oversees all investments made by the State, including those made for the OPEB System.  The OPEB Statute requires that all investments  shall be made  in securities as would be acquired by prudent persons of discretion and intelligence who are seeking a reasonable income and the preservation of capital. The assets of each of the OPEB Plans are pooled for investment purposes only. Consistent with a target asset allocation model adopted by the State Investment Commission, the OPEB System maintains a diversified portfolio by sector, credit rating and issuer using the prudent person standard.

Pursuant to the OPEB Statute, a trust was established in fiscal year 2011 to accumulate assets and pay benefits and other costs associated with the OPEB Plans. The State's annual OPEB cost is calculated based on the ARC with respect to the OPEB Plans, as determined by the Actuary in accordance with GASB Statement No. 45, "Other Post-Employment Benefits" ("GASB 45"). The State is required by the OPEB Statute to fully fund the ARC through annual appropriations. Prior to fiscal year 2011, the State funded the OPEB Plans on a pay-as-you-go basis, with annual contributions designed to fund only current year claims, premiums and administrative costs. All employer contributions to the trust for fiscal year 2011 and thereafter have been made and will be made on an actuarially determined basis in accordance with the OPEB Statute.

Pursuant to GASB 45 and State law, the State has obtained an Actuarial Valuation of the OPEB Plans for the fiscal year ending June 30, 2018. GASB 45 requires that OPEB obligations be recalculated at least in two-year intervals. Prior to 2018, Actuarial Valuations were completed every two years, but in 2018 the OPEB Board voted to being annual valuations with the June 30, 2018 fiscal year. The purpose of the Actuarial Valuation is to measure the State's funding progress, to determine the ARC, and to determine the actuarial information in accordance with GASB 45. As of the June 30, 2017, Actuarial Valuation, there were 13,433 active members covered by the OPEB trust and 7,976 retirees receiving healthcare benefits under the OPEB System (participant census data is collected every other year and thus new member data was not available for the 2018 valuation).

The ARC for the OPEB Plans is based on OPEB Plan provisions in effect as of the valuation date, the actuarial assumptions adopted by the OPEB Board, and the methodology set forth in the OPEB Statute. The OPEB Board's current policy is that an Actuarial Valuation becomes effective two years after the valuation date. Therefore, the ARC in FY 2018 and FY 2019 is based on the Actuarial Valuation as of June 30, 2015, the ARC in FY 2020 will be based on the Actuarial Valuation as of June 30, 2017, and the ARC in FY 2021 will be based on the Actuarial Valuation as of June 30, 2018.  The ARC for each year is subject to adjustment from the Actuarial Valuations based on actual payroll amounts.

In computing the ARC, the Actuary determined the AAL of the OPEB Plans to be $807,738,305 and the UAAL to be $546,406,111 as of June 30, 2018. This reflects a change from $844,503,143 for the AAL and $628,806,816 for the UAAL as of the June 30, 2017 valuation. This is primarily the result of assumption changes adopted by the OPEB Board to the rates of mortality, salary increases, dates of retirement, employee turnover and disability. The healthcare trend assumption was also reset to 8.25% for the first year, trending down to 3.5% by 2031. The existing assumed rate of return of 5.0% for the OPEB trust fund remains unchanged.

The Actuary calculated the ARC based on an amortization of the UAAL over 30 years for judges and General Assembly members, 0 years for teachers and 18 years for State employees, State police officers and certain employees of the State University and Colleges. The OPEB Plans for the judges and General Assembly members are currently over 100% funded. The State and  other  participating  employers contributed  approximately $58.0 million (audited) to the OPEB Plans in FY 2018.  In the FY 2019 Budget, the State and other participating employers are expected to contribute approximately $58.7 million to the OPEB Plans.

Actuarial Valuations of the OPEB Plans involve estimates of the value of reported amounts and assumptions about the probability of occurrence of events far into the future. Examples include assumptions about future employment, mortality, and the healthcare cost trends. Amounts determined regarding the funded status of the OPEB Plans and the ARC are subject to continual revision as actual results are compared with past expectations and new estimates are made about the future. These future revisions in actuarial assumptions could have a material effect on the UAAL or ARC in the future.  In the event of material changes in the UAAL with respect to retiree healthcare, there is no assurance that the State will be able to fund its ARC in the future. If the State is not able to fund such contributions, the State may be required to raise additional revenue, to reduce State services, to modify benefits, to implement a combination of the foregoing or take other necessary measures.

In June of 2015, GASB approved new Statement No. 74, Financial Reporting for Postemployment Benefits Plans Other Than Pension Plans ("GASB 74"), and Statement No. 75, Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions ("GASB 75"), which established new accounting and financial reporting requirements for governments whose employees are provided with OPEB. The OPEB System implemented GASB 74 in FY 2017 and the State implemented GASB 75 for FY 2018.  GASB 75 required the State to restate the net position of the OPEB Plans as of July 1, 2017 to recognize its share of the net OPEB liability.  The net OPEB liability, an accounting concept, is the difference between the total OPEB liability and the fiduciary net position of the plans. This is analogous to the UAAL, an actuarial concept, which is the AAL less the actuarial value of plan assets.

On June 6, 2018, the Actuary issued its first report for the OPEB Plans under GASB 75. The report showed a net OPEB liability of $619,842,767 as of June 30, 2017, as compared to a UAAL of $628,806,816 in the Actuarial Valuation Report as of June 30, 2017. In preparing the GASB 75 report, the Actuary used the same assumptions as were used in preparing the Actuarial Valuation. However, GASB 75 requires the use of the plan's fiduciary net position or fair market value of assets, whereas the actuarial funding valuing uses an asset valuation method that smooths investment gains and losses over a period of four years. GASB 75 reporting is included in the State's audited financial statements for FY 2018.

Employee Relations

It is the public policy of the State to encourage the practice and procedure of collective bargaining, and to protect employees in the exercise of full freedom of association, self-organization, and designation of representatives of their own choosing for the purposes of collective bargaining, or other mutual aid and protection, free from the interference, restraint, or coercion of their employers. See RIGL Section 28-7-2. State employees, with limited exceptions, have the right to organize, to designate representatives for the purpose of collective bargaining and to negotiate with the Governor or his/her designee on matters pertaining to wages, hours and other conditions of employment, except those benefits provided under the State Employees' Retirement System. See RIGL Section 36-11-1. State employees generally have all rights to bargain as do private employees under the State Labor Relations Act, except that State employees cannot lawfully strike.  See RIGL Section 36-11-6.

The State's workforce consists of approximately 15,055 paid employees as of February 25, 2019. This corresponds to 14,499 full-time equivalent ("FTE") positions. This number is less than the 15,209.7 authorized FTE positions in the FY 2019 Enacted Budget by approximately 710 positions. Of this amount, the State employs 3,610 non-union employees (24% of the total workforce) and 11,445 union employees (76% of the total workforce). There are fifteen unions, the largest being American Federation of State, County and Municipal Employees (AFSCME), Council 94.  Council 94 represents approximately 3,944 employees (34.5% of total union workforce). Other significant unions include the Rhode Island Brotherhood of Correctional Officers ("RIBCO") (1,142 employees-10% of the total union workforce); the Rhode Island Alliance of Social Service Employees, Local 580 (779 employees -6.8% of the total union workforce); and the Laborers International Union North America (891 employees -7.8%  of the total union workforce).

The current collective bargaining agreements between the State and the various employee unions were negotiated for a three-year period, July 1, 2017 through June 30, 2020. The agreements provided for salary increases of: 2% effective January 1, 2018, 2.5% effective January 1, 2019, 2% effective July 1, 2019 and 1% effective January 1, 2020. These salary increases were also extended to non-union employees. Additionally, the contracts provide for modifications to health insurance benefits including increased employee contributions to medical expense deductibles and out of pocket maximums. These changes in the health care plans apply to union and non-union employees.

The State negotiated a three-year contract with RIBCO (rank and file) for the term of July 1, 2017 through June 30, 2020. The negotiated raises and medical plan changes provided to other state employees were agreed to without change by this RIBCO bargaining unit. The agreement further provides that, for the first eighteen (18) months following a compensable injury, in lieu of statutory workers' compensation benefits, a correctional officer would receive full salary, subject to deductions for pension and medical insurance contributions.

The Rhode Island Troopers Association ("RITA") contract expired on October 31, 2017. A new contract was negotiated for the period November 1, 2017 through October 31, 2020. The contract provided for salary increases of: 2% effective January 1, 2018, 2.5% effective January 1, 2019, 2% effective January 1, 2020 and 1% effective July 1, 2020. The prior contract had provided for a bonus of 3.0% paid to troopers each year the Department of Public Safety/State Police received an accreditation of "excellence" from the Commission on Accreditation for Law Enforcement Agencies ("CALEA"). The "accreditation of excellence" bonus was reduced to 1.5% and in exchange the troopers received a corresponding 1.5% salary increase effective July 1, 2018. The RITA agreed to the health care plan changes applicable to all other bargaining units.

LITIGATION

The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources.

Pension Litigation

For a discussion of litigation in respect to the State's pension reform, see the section titled: "Pension Reform and Related Litigation" under "State Funding of Retirement Systems" above.

Other Litigation

The Narragansett Indian Tribe filed a complaint challenging the constitutionality of a statute authorizing table games at Twin River Casino. The tribe also disputes whether the State "operates" either Twin River or Newport Grand within the meaning of the statute. The Rhode Island Supreme Court has since determined that the statute is constitutional and remanded the case to the Superior Court to determine whether the State "operates" the facilities. There has been no action on this case since the Supreme Court's decision in 2015. If the tribe were to prevail, there could be a significant impact to the State's gaming revenue.

A family sued DCYF for "wrongful adoption," alleging that DCYF failed to disclose the adopted child's severe disabilities. The child also brought separate claims against DCYF in connection with a sexual assault that allegedly occurred while she was in DCYF's care. The Superior Court issued a  decision denying the State's motion to dismiss based on the statute of limitations that was denied. The family also filed a motion for partial summary judgment on the public duty doctrine, tort cap and the application of statutory interest; and, the State has filed a cross motion for summary judgment on these same issues. Oral argument is scheduled for the end of April 2019. The family is seeking over $2.0 million in damages, and there may be exposure for pre-trial interest exceeding that amount.

A wrongful death action arising out of a drowning at Pulaski Park in Gloucester has been brought against the Department of Environmental Management. Plaintiff is seeking $5.0 million in damages. If a judgment is entered against the State, the pretrial interest to date is 144%.

On May 2, 2011, Cashman Equipment filed suit against Cardi Corporation and RIDOT in Superior Court in connection with construction work performed in the course of building the Sakonnet River Bridge. Cashman has set forth a number of allegations against Cardi including breach of contract, unjust enrichment, and negligence due to the fact that Cardi allegedly supplied a defective design for the cofferdams and defective materials. Cashman has contended that Cardi's actions required Cashman to perform additional work on the bridge for which it was entitled to compensation. Cardi has filed counterclaims against Cashman and Third party claims against the State. In relation to the State, Cashman has specified $1,537,943.52 as pass through claims. Cardi has filed a first amended third party complaint against the State for those amounts plus any damages related to Type F concrete. The potential liability could exceed $4,000,000. The parties have participated in three court-ordered mediations for this case. The Court bifurcated this matter for trial. Trial on the Cofferdam issue (which does not involve claims against the State) is scheduled for September 3, 2019 with trial on the pass though claims and Type F concrete to be scheduled at a later date. Discovery in the matter is ongoing. On June 9, 2017 Cashman filed for bankruptcy.

The Quidnessett Memorial Cemetery (the "Cemetery") filed a lawsuit against RIDOT alleging inverse condemnation, continuous trespass, and violations of substantive and procedural due process stemming from an easement that the Cemetery granted to RIDOT in 1984 for the construction of a "seepage pit" on Cemetery property for overflow of highway runoff. The Cemetery alleges at least $2.5 million in damages for the value of the easement, which does not include damages related to loss of use. The Cemetery also demands the State resolve the flooding on Cemetery property, which may require major highway reconstruction with a cost in the millions.  A bench trail is ongoing.

In Rollingwood Acres Inc., Smithfield Peat Co. v. RIDOT, et al., Plaintiff alleges counts against RIDOT of trespassing and conversion, based on occurrences when RIDOT allegedly went onto Plaintiffs land and altered a certain pipe.  Plaintiff alleges counts against RIDEM of extortion under R.I. Gen. Laws
§9-1-2. Other counts were originally alleged but have been disposed of in favor of the State. While the State maintains that most of the damages sought are not of the type recoverable, Plaintiff will seek a minimum of half a million dollars. Plaintiff is also claiming interest. This case is before the Superior Court by bench trial.

The Chariho Regional School Committee ("Chariho") filed a Verified Complaint for Declaratory Judgment and Injunctive Relief against the State in Superior Court regarding the rights and obligations under an Agreement Concerning the Transfer of Ownership of the Chariho Career and Technical Center (the "Agreement"). In Count I, Chariho seeks a declaration, among other things, that the Agreement is enforceable between RIDE and Chariho and that RIDE breached the Agreement by approving career and technical programs at Westerly and Narragansett high schools, respectively. In Count II of  the  Complaint, Chariho seeks a preliminary and permanent injunction restraining RIDE from: (i) approving the continued operation of any career and technical programs in Narragansett, New Shoreham, South Kingstown and Westerly for so long as Chariho operates a career and technical center and (ii) any new career and technical education programs in Narragansett, New Shoreham, South Kingstown and Westerly for so long as Chariho operates a career and technical center. In addition, Chariho seeks an award of attorney's fees and costs. The State has moved to dismiss the Complaint for lack of jurisdiction  and failure to join indispensable parties, as well as failure to state a claim  upon  which  relief  may  be granted. A hearing on the motion to dismiss is scheduled for November 21, 2016. In addition, the Narragansett  School Committee and the Westerly School Committee  have filed motions to intervene in the litigation, respectively. A hearing on the motions to intervene was heard for October 17, 2016. A motion to dismiss was granted in favor of the defendants on March 20, 2017. An appeal may follow, and the State will continue to vigorously defend appeals. The motion to dismiss was granted on March 20, 2017. On May 26, 2017, a notice of appeal was received. The appeal is now pending in the Supreme Court, where argument has not yet taken place.

RIDE filed an administrative appeal in Superior Court of the Rhode Island State Labor Relation Board's order and direction of election for its Legal Counsel/Hearing Officers. RIDE believes that the Legal Counsel/Hearing Officers are confidential and managerial employees exempt from collective bargaining. A hearing date is pending. The estimated amount of potential damages is unknown at this time.

Complainant Gaines filed a discrimination claim with the Human Rights Commission against the State. Ms. Gaines was formerly employed as Director of Educator Quality and Certification at the Rhode Island Department of Elementary and Secondary Education from September 2005 until May 2011. She has alleged that she was wrongfully terminated due to her disability, and that RIDE refused to make a reasonable accommodation to her disability by appointing her to a suitable vacant position which was then available. The case is in the early discovery stage, but plaintiffs attorney has not taken any action to move the case forward in several years. The State believes it has a valid defense. Potential damages are estimated at $500,000.

A former state employee sued State of Rhode Island Legislative Council and her supervisor alleging violations of the Fair Employment Practices Act by creating a hostile work environment and engaging in gender discrimination. Discovery is substantially complete. Damages are unknown at this time.  If interest is awarded, interest would be 12% of the judgment per annum from August 2004.

A wrongful death action arising out of a motor vehicle accident on Rhode Island Route 146 was brought against the State in Superior Court. The allegations in the complaint relate to the draining of water from the highway and lack of a barrier across the median. Potential liability is estimated to be at least $250,000 under the State wrongful death statute and if interest is awarded, interest would be 12% of the judgment per annum from May 2006.

Parents filed suit on behalf of their minor daughter alleging that the State and three park rangers failed to protect and warn the minor Plaintiff from potential harm. Discovery is ongoing. Potential damages are $750,000 plus potential interest, which could result in a total award of over $1 million.

Plaintiffs filed a lawsuit against the Director of the DHS because of the delay in SNAP benefit applicants receiving their benefits. The case was mediated in January of 2017 in the United States District Court for the District of Rhode Island and the parties reached and entered into a settlement agreement. Plaintiffs have since expressed concerns regarding compliance with the settlement agreement and requested relief from the Court. On November 2, 2017, the Court appointed a special master to oversee the settlement.

A wrongful death action arising from the suicide of an inmate while incarcerated was brought against the Adult Correctional Institutions ("ACI"), its agents and employees.  Discovery is ongoing.  Damages could exceed $500,000.

The plaintiff, a former DCYF employee, sued certain DCYF employees alleging claims of defamation, libel, slander, false light, intentional infliction of emotional distress and tortious interference with beneficial relations. Discovery is ongoing. Damages could be approximately $500,000.  If interest is awarded, interest would be 12% of the judgment per annum from July 2009.

The plaintiff, a former program worker with juveniles, brought suit against DCYF and certain DCYF employees alleging discrimination based on gender and retaliation under the Whistleblowers' Act. Discovery is ongoing. Damages are estimated to be a minimum of $821,000. If interest is awarded, the amount would be 12% of the judgment per annum from April 2007. The amount of the potential award may be offset by a workers' compensation setoff.

Plaintiffs sued the Department of Health seeking damages and declaratory relief stemming from an inspection and summary order closing their practice for approximately one week. The Plaintiffs seek lost profits, other damages, as well as attorney fees. The lawsuit was filed in June 2014 and has been stayed by agreement pending resolution of related matters. Potential damages are estimated to be approximately $400,000 including attorney's fees.

A wrongful death action arising from allegations of medical care of a veteran has been brought against DHS and the Veterans Home. Discovery is ongoing. Potential damages are estimated to be in excess of $250,000 plus potential interest, which could result in a total award of over $500,000. An award of interest would apply to any judgment at 12% per annum since August 2006.

A personal injury case was filed alleging that a youth in temporary custody of DCYF visited a trampoline park where the youth sustained injuries, including permanent paralysis. The complaint includes three counts brought against the DCYF, a DCYF social worker, the group home where the youth was staying, two of the employees of the group home and John Does alleging negligence, negligent supervision and loss of parental companionship. The Office of the Attorney General represents the State, DCYF and the DCYF employee. Discovery has commenced. The extent of the alleged injuries and alleged permanent paralysis and lifetime care are unknown at this time but are anticipated to be extensive; damages could be in the multimillion-dollar range.

A wrongful death action arising from an automobile accident was filed against the State.  A wrong way driver, operating under the influence of alcohol, struck a vehicle and killed a young married couple, leaving behind a young child. Plaintiffs have alleged that the State was negligent due to insufficient signage on the roadway where the accident occurred. The State believes that the public duty doctrine applies.  Potential damages could be valued in the millions of dollars.

The American Trucking Association and four trucking companies have sued Rhode Island in Federal District Court alleging that the statute authorizing only tractor-trailer tolling violates the Dormant Commerce Clause of the United States Constitution. On March 19, 2019, the federal court granted the State's Motion to Dismiss for lack of subject-matter jurisdiction, stating that state court and not federal court was the proper location for this lawsuit. At the time of this writing, it is unclear whether the Plaintiffs will appeal this decision to the United States Court of Appeals and/or file a lawsuit in state court. Assuming the Plaintiffs file in state court and prevail, restitution could be ordered for all tractor-trailer operators who have paid a toll. Once all toll gantries are operational expected revenue (and thus potential restitution) is estimated to be $45-50 million per year. This amount of potential restitution is an estimate subject to change based on actual toll collections.

Children's Rights of New York ("Children's Rights") sued DCYF alleging constitutional and statutory violations in its foster care programs. Children's Rights sought substantial changes to these programs, prolonged supervision by a private, outside monitor and attorney's fees. A judgment was entered in favor of the State in the United States District Court for the District of Rhode Island on April 30, 2014.  Children's Rights appealed to the United States Court of Appeals for the First Circuit, which reversed the judgment and remanded the case to the District Court for additional discovery and further litigation. A settlement agreement was approved by the District Court after a fairness hearing in May 2018 and negotiated attorneys' fees were paid. The State will need to provide resources to DCYF to carry out the terms of the settlement agreement and meet its benchmarks. If DCYF does not meet the benchmarks, the State may be liable for costs and attorneys' fees from future litigation for contempt and/or enforcement of the settlement. DCYF management believes they can comply with the requirements of the settlement with current staffing levels, but if it is determined that requirements of the settlement are not being met, DCYF will seek additional positions and associated funding.

Pre-suit notice of litigation was received in a potential wrongful death action arising from an accident where a six-year old riding a bicycle on or near the State's East Bay Bike Path was struck by a motor vehicle and killed. Specific causes of action and damages are unknown at this time; however, the wrongful death minimum in Rhode Island is $250,000. The State has legal arguments to this action including the application of the statutory cap of $100,000. If the court determines that the statutory cap does on apply then given the age of the decedent and the potential for a loss of consortium claim, the amount of damages could be many millions of dollars.

In 2016, Manafort Brothers, Inc. filed suit against the State and RIDOT for breach of contract, breach of implied covenant of good faith and fair dealing and quantum meruit and alleging damages in the amount of $4 million. An answer and counter-claim have been filed. After the filing of the complaint, Plaintiff asserted a $21 million claim for delay and damages. The State disputes Plaintiffs amount of damages and intends to vigorously defend the alleged claims at trial. The State contends that the estimated amount in controversy is $4 million or less.

In late 2018, a lawsuit was filed by various minor plaintiffs seeking class action certification alleging a constitutional right to obtain an education necessary to prepare them to be capable voters and citizens in a democracy. Plaintiffs do not seek monetary damages but seek a declaration of a federal constitutional right, which if recognized, could have a profound effect on the funding of education in Rhode Island. The result of such a declaration, including attorneys fees, would be over $250,000. A motion to dismiss has been filed.

A lawsuit was brought by H.V. Collins Properties, Inc. regarding ownership of property condemned by RIDOT from the City of Providence in order to build a segment of a bike path near Gano Street in Providence, Rhode Island.  Plaintiffs First Amended Complaint did not specify an amount. Plaintiff filed a motion for partial summary judgment, which was fully briefed and argued. On September 30, 2018, Judge Silverstein retired, but indicated that he will be making a decision of the MPSJ.  That decision is still pending.

In the case of K.L., through her parent L.L. and on behalf of a Class v. R.I. Board of Education, et al., the First Circuit Court of Appeals, reversed the District Court's decision,  and  held  that  Local Education Agencies (LEAs) in Rhode Island must provide free appropriate public education to students with a disability who have not earned a regular high school diploma until their 22nd  birthday.  The motion for reconsideration en banc was filed in November and is pending before the Circuit Court.

APPENDIX F

ADDITIONAL INFORMATION ABOUT THE UTAH ECONOMY AND
UTAH DOUBLE-EXEMPT OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Utah ("Utah" or the "State"). The sources of payment for Utah municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including the 2019 Economic Report to the Governor prepared by the Utah Economic Counsel, reports prepared by state government and budget officials and statement of issuers of Utah municipal obligations, as available on the date of this Statement of Additional Information. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund is not responsible for information contained in such reports and has not independently verified the accuracy, completeness or timeliness of information contained in such reports.  Such information is included herein without the express authority of any Utah issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.

Geographic Information

On January 4, 1896, the State became the 45th state of the United States of America (the "U.S."). Ranking 13th among the states in total area, the State contains approximately 84,900 square miles. It rang-es in elevation from a low of 2,200 feet above sea level in the south, to a high of 13,500 feet above sea level in the northern mountains. The State is in a semi—arid region (precipitation ranks as the 2nd lowest in the nation, behind Nevada). Home to deserts, plateaus, the Great Basin and the Rocky Mountains, the state is known for its scenic beauty and the diversity of its outdoor recreation areas. Land ownership in the State was distributed as about 64% federal, 10% State, and 26% other (American Indian reservation, municipal, state sovereign lands, and private).

Utah Economy and Outlook

Overview

Employment

Utah's 3.3 percent job growth in 2018 will once again be among the top states in the nation. The number of jobs in Utah increased by 48,500 to 1.5 million. The rate of job growth had been trending down since 2015, falling from 3.7 percent to 3.0 percent in 2017. Hence, the strong uptick in 2018 was unexpected and surprised most forecasters. The Utah economy created 6,000 more jobs this year than in 2017.

Four major sectors drove job growth in Utah: professional and business services, with a gain of 6,700 jobs, followed by construction and retail trade each with 6,300 additional jobs, and health care with an increase of 5,000 jobs.

The job growth in professional and business services is particularly important because it is a high-skill, high-wage sector with an average wage above $70,000. Occupations in this sector cover a wide range of expertise including lawyers, architects, computer programmers, and engineers. Many of Utah's high-tech companies are in this sector.

Rapid job growth in Utah's construction industry is  tied to the state's residential construction boom and multiyear, mega public projects, including the redevelopment of the Salt Lake International Airport, construction of a new Utah State Prison, a billion dollars in state road construction, and $600.0 million in public school renovation and new construction.

The growth in Utah's retail sector over the past few years was not anticipated given the growing challenge of online retail. The retail sector is an important source of job opportunities and the state's largest employment sector with over 170,000 jobs. The Utah economy is a leader among all states in retail job growth. Since 2010 only Washington has had a higher growth rate.

Utah's job growth is concentrated in four counties: Salt Lake, Utah, Davis, and Washington. These four counties captured 80.0 percent of the job growth in 2018. Salt Lake County had by far the largest absolute gain, with an increase of 20,400 jobs, followed by Utah County with a gain of 9,800 jobs. Davis and Washington counties trail with increases of 5,000 and 3,900 jobs, respectively.

The 2019 forecast for the Utah job market anticipates another year of solid growth with an increase of 3.1 percent. This would be the eighth consecutive year of job growth above 3.0 percent. The only post-World War II economic expansion of longer duration is the 11-year period from 1988 to 1998.

Professional and business services is projected to lead in job growth in 2019 with an increase of 7,700 jobs, followed by the construction sector with 5,700 additional jobs. The demand for construction workers has pushed the average wage to nearly $50,000, an increase of 4.3 percent in 2018.

Labor Shortages and Unemployment Rates

Tight conditions in Utah's labor market continued this year and employers in many industries reported labor shortages. Employers' concerns were reinforced as the annual unemployment rate fell to 3.1 percent. The forecast for the unemployment rate in 2019 of 3.0 percent shows further tightening of the market and little relief for employer s. The recent extraordinarily low unemployment rates are a defining characteristic of Utah's post-Great Recession expansion. Only two years in the past 70 years, 2006 and 2007, have had lower unemployment rates.

Wages and Personal Income

While employers are frustrated by the labor shortage, employees are experiencing a market of expanded job opportunities and improving wages. The average pay per job in Utah increased by 3.8 percent in 2018 to $47,441. Next year's forecast for wage growth shows a lower increase of 2.5 percent, which may be a conservative forecast given the expected low unemployment rate in 2019.

Total personal income in Utah increased to $143.1 billion in 2018, a 6.1 percent increase. Utah ranks in the top tier of states in total personal income growth, which includes all income earned in a region and is a broader measure than wages discussed above. States with high rates of employment growth generally also have high rates of total personal income growth.

Total personal income includes not only wages, which account for two-thirds of total personal income, but also property income (dividends, interest, rent, etc.) and transfer payments (Social Security, veteran's benefits, etc.). In 2018, per capita personal income in Utah was $45,174, up 3.9 percent from 2017.

Economic Diversity

Utah leads all states in the rate of job growth since 2010. The exceptional recovery from the Great Recession is due, in part, to the economic diversity of the Utah economy. According to the Hachman Index, a measure of economic diversity, Utah and Missouri led the nation in economic diversity in 2017 with scores of 96.9 and 96.8, respectively when analyzing gross domestic product data from the Bureau of Economic Analysis. A higher score, closer to 100, indicates more economic diversity.

A timely example of the advantage of diversity is the impact of globalization and tariffs on state economies. Those states with employment concentrations in auto, textiles, or steel production experienced severe job losses. In contrast, Utah's economic diversity protected the state from the negative impacts of globalization.

Consumer Confidence, Retail Sales, and Home Prices

The Zions Bank Consumer Attitude Index shows that Utahns are optimistic about current economic conditions, although slightly less so than a year ago. Optimistic consumers lead to increased consumer spending, which is reflected in the state's record level of retail sales. Taxable retail sales in Utah in 2018 increased by 6.0 percent to $33.7 billion, led by new auto/truck sales, which reached an all-time high of 140,000 vehicles sold.

Retail sales also got a lift from rising home prices, which added to consumer confidence. The Federal Housing Finance Agency's (FHFA) housing price index reported an increase of 9.5 percent in 2018. The increase in the FHFA index is lower than the price increase reported by the local multiple listing service, UtahRealEstate.com. The multiple listing data show the median sales price of a home in the four Wasatch Front counties increased by 11.5 percent in 2018.

The Utah economy is expected to have a solid year of growth in 2019. Every major economic indicator shows an increase over 2018, with the exception of permit-authorized construction for both residential and nonresidential projects. Growth rates, however, for most indicators will likely not be as strong as 2018. Economic activity should still be solid, but the rate of growth may see a modest decline.

Economic Outlook – June 2019 Economic Summary

Overview of the Economy— The Utah economy exceeded expectations in 2018, adding a total of 48,500 new jobs over the year. An annual employment growth rate of 3.3% is on par with the state's long-term average and is among the strongest in the nation. A tightening labor market (3.1 percent unemployment) applied upward pressure on personal income. Annual income per capita increased to $45,174, a 3.9 percent increase from last year.

Outlook 2019— The consensus forecast predicts moderating–but still healthy–job and wage growth, and low unemployment. Internal risks to the Utah economy include the supply of workers, increasing interest rates, housing affordability, and air quality. The nation is entering a late business cycle which may also present challenges. Demographic advantages, an appealing business climate, and increasing labor force participation will continue to be an advantage for the economy. All going well, Utah will once again be one of the top performing economies in the nation in 2019.

2018 Overview

This decade's trend of population growth continued into 2018, although with a deceleration from the previous three years at 1.69 percent. Net in- migration and natural increase remain positive, although each declined from last year. Median age continues to increase and racial and ethnic diversity continued to grow.

State Population Estimates

Utah's population grew by 52,664 persons and reached 3,166,647 by July 1, 2018, according to estimates prepared by the Utah Population Committee (UPC). While Utah's population growth has moderated, it remains quite strong. From 2016 to 2017, Utah was the third fastest growing state in the nation.

Utah's total components of population change, the sum of natural increase and net migration, declined by 6,325 over the last year. Net migration (in- migration minus out-migration) as a share of population growth was over 40.0 percent for the third year in a row, contributing to 44.0 percent of growth. However, Utah's net migration of 23,248 for 2018 ends a five-year run of increasing net migration. Natural increase remains the mainstay of population growth, contributing 29,416 persons, which is well over half (56.0 percent) of population growth.

Births Continue to Drop

For the second year in a row, Utah's total fertility rate was second in the nation behind South Dakota (2 .12 per woman compared with 2.23). Total births for the state continued the trend of decline seen in previous years, dropping from 49,494 in 2017 to 47,310 in 2018. Births peaked in 2008 and have now declined to the lowest level since 2000.

The decrease in births has not ended Utah's reign as the youngest state in the nation, with a median age of 30.9 years. However, the statewide median age continues to increase as the population follows national aging trends. In 2007, 8.8 percent of Utah's population was 65 years or older. By 2017, that share increased to 10.8 percent.

The total dependency ratio (non-working age persons per 100 working age persons) in Utah in 2017 was 68.6, a slight decline from 2016. The national dependency ratio was 61.9. While most of this ratio in Utah was youth, it decreased from 51.2 in 2016 to 50.4 in 2017. However, the old-age dependency ratio increased, going from 17.8 in 2016 to 18.2 in 2017.

There were an estimated 3.13 people in an average Utah household in 2017 - the highest in the nation. This is edging closer to the 3.10 average household size in 2010, decreasing from estimated increases in the first half of the decade. Nationally, this same measure is 2.65 persons per household and has remained consistent for the past several years.

Race and Hispanic Origin Populations Continue to Increase

After several years of American Community Survey data indicating it might be the case, the 2017 1-year estimates indicate that West Valley City has become a minority-majority city. Although there are 13 small communities with predominantly minority populations, West Valley City is the largest city in the state to make this shift.

The "minority" population (measured as the population that is not white alone and non-Hispanic) remained similar to the past several years, at 21.5 percent of the Utah population. Three counties have a higher minority population than the state average - San Juan County (56.0 percent), Salt Lake County (28.6 percent), and Weber County (23.9 percent). The minority population in San Juan County is predominantly the Native American population, while in Salt Lake and Weber counties the dominant group is the Hispanic or Latino population.

The Hispanic or Latino population is the largest minority group in the state. This population increased 3.3 percent - from 420,400 in 2016 to 434,288 in 2017. In 2017, those identifying as Hispanic or Latino were 14.0 percent of Utah's population. The second largest minority group in Utah was the non-Hispanic Asian population at 2.4 percent. Utahns identifying as non-Hispanic and two or more races were the fastest growing group, increasing by 5.6 percent to a total population of 63,706 between 2016 and 2017.

County Population Estimates

The UPC estimates indicate that Utah County experienced the largest population growth between 2017 and 2018, adding 15,847 new residents. Salt Lake County maintains its position as the largest county (1,142,077 residents). Washington County is the only other county that increased by more than 5,000 new residents. Davis, Weber, Cache, Iron and Tooele all added between 1,500 and 5,000 new residents.

Iron County had the highest rate of growth (3.6 percent), followed by Piute (3.5 percent), and Washington (3.3 percent), according to the UPC estimates. Additionally, the counties adjacent to the Wasatch Front continued to grow. Only two counties are estimated to have lost population: Emery (-0.04 percent) and Garfield (-0.19 percent).

Subcounty Populations

According to July 1, 2017 estimates from the Census Bureau, Salt Lake City remains the largest city in Utah adding 5,891 people to reach a total population of 200,544. West Valley (136,170) and Provo (117,335) maintained their second and third place rankings from the past several years.

Vineyard was the fastest growing place in the nation with a population over 1,000 at 49.1 percent in 2017. Bluffdale (14.9 percent) and Herriman (11.6 percent) were also in the top 50 fastest growing communities between 2016 and 2017.

2019 Outlook

Population is expected to grow at a moderate 1.7 percent pace to reach 3,219,116 by July 1, 2019. Natural increase (births minus deaths) is projected to increase slightly, contributing 31,997 people to Utah's population. Net migration is expected remain positive but moderate to 20,472.

Demographics – June 2019 Economic Summary

Population— The Census Bureau estimates that Utah's population increased by 57,987 persons from July 2017 to July 2018, with total population rising to 3,161,105. This is a year-over-year growth rate of 1.9 percent, third highest in the nation after Nevada and Idaho. The total 2018 population count for the United States is 327,167,434. This represents a population increase of 2,020,313 individuals, or 0.6% from 2017.

The Utah Population Committee estimates that Utah's population increased by 52,664 persons from July 2017 to July 2018. This is similar (0.1 percent less) to the Census Bureau estimate.

Employment, Wages, and Labor Force

2018 Overview

Continued strong labor market statistics in 2018 were a welcome surprise for an economy that seemed stretched to its limit at the close of 2017. Anticipated labor supply shortages were expected to cause some slowing for 2018, yet the year continued as a solid extension of 2017 trends.

The state's labor force grew by roughly 2.8 percent over the year, stretching its ranks to over 1.6 million in order to meet the growing demands of Utah's employers. Prime economic conditions drew new entrants to the labor force but did not raise the rate at which adults in the state participated in the labor market. Labor force participation remained unchanged from last year at 69.4 percent and still below the state's pre-Great Recession rate of 72.1 percent. Given that 2017 saw a small surge in the participation rate, it was anticipated that the acceleration would continue through 2018.

As expected with a growing economy, the unemployment rate remained low throughout the year, ending at an average of 3.1 percent which equates to fewer than 50,000 unemployed individuals per month throughout the year. Demand for skilled workers was especially high. Utahns with a Bachelor's degree or higher experienced an unemployment rate well under 2.0 percent in 2018.

Changes to federal tax policy appear to have had a positive effect on workers' paychecks. The average annual wage for payroll employees in the state was $47,441, a $1,715 increase from the prior year and a full percentage point higher than the prior year's increase.

Due to the challenges of spreading the economic boom throughout all corners of Utah, executive leadership called for economic development attention to be given to state's rural counties with the specific goal of creating 25,000 jobs therein by 2020. At the close of 2018 the state remained ahead of the pace necessary to reach the goal, with over 18,000 jobs having been created since the goal's inception in 2017. While the larger rural counties naturally have led the way in creating the jobs, key shoulder counties such as Wasatch have outperformed, contributing more than their relative share, mainly as the result of spillover from the booming neighboring urban counties.

2019 Outlook

Lack of labor supply will continue as a point of concern in 2019 and may likely cause job growth to slow unless labor force participation is stimulated or population in migration increases. Housing affordability could influence both but in dissimilar ways. The need to increase household income to afford the purchase of a home could draw more individuals into the labor market.  In migration, on the other hand, could put more upward pressure on housing prices, eventually making further in-migration a costly trend. Wages should further rise as employers continue to struggle filling positions, although 2019 should not be as strong as 2018 which was stimulated by federal tax cuts.

Policy decisions at the national level will continue to be a significant, yet unknown factor in predicting the economic trajectory for Utah in 2019. Trade policy is in flux, with tariffs now an emerging tool for shaping relationships between the United States and its trade partners. How that plays out economically is a question yet to be answered.

Employment – June 2019 Economic Summary

Employment Change— Utah's nonagricultural employment increased an estimated 2.8%, or 42,600 jobs, between May 2018 and May 2019. Nationally, employment increased 1.6%, or 2.4 million jobs, between May 2018 and May 2019.

Unemployment— Utah's unemployment rate was 2.9% in May 2019, lower than the May 2018 rate of 3.1%. The national unemployment rate was 3.6% in May 2019, lower than the May 2018 rate of 3.8%.

Personal Income

2018 Overview

Utah's total personal income in 2018 was an estimated $143.1 billion, a 6.1 percent increase from $134.8 billion in 2017. Utah's estimated 2018 per capita income was $45,174, up 3.9 percent from $43,459 in 2017. Both measures of estimated personal income growth in Utah were higher in 2018 than in 2017. In 2017, total personal income grew by 5.0 percent and per capita income grew by 3.0 percent. Additionally, Utah's 2018 estimated personal income growth and per capita personal income growth were higher than national averages.

Total Personal Income

Total personal income (TPI) is the sum of all individual personal income in a given region. There are three components of TPI: 1) net earnings by place of work, adjusted for place of residence; 2) property income, or income from dividends, interest, and rent; and 3) income from transfer receipts, which are benefits received from the government, including : Social Security, Medicare and Medicaid, and veteran's benefits. The largest component of TPI is typically earnings by place of work, which consists of the total earnings from farm and nonfarm industries including contributions for social insurance. In 2017, Utah's TPI was $134.8 billion, a 5.0 percent increase from $128.4 billion in 2016. Sixty-six percent of Utah's TPI in 2017 were net earnings adjusted by place of residence. Of earnings by place of work, 71.8 percent came from wages and salaries, 17.6 percent came from supplements to wages and salaries, and 10.6 percent came from proprietors' income.

In 2017, Utah's property income from dividends, interest, and rent comprised 21.0 percent of TPI and increased to $28.4 billion. Income from transfer receipts totaled 12.9 percent of TPI and registered at $17.4 billion. Utah transfer receipts comprise a smaller portion of TPI than the national average (12.9 percent versus 17.0 percent). Utahns rely more on wage earnings for income than their counterparts nationally.

In 2017, the majority of earnings by place of work in Utah came from nonfarm earnings (99.7 percent), versus farm earnings (0.3 percent). This is roughly equivalent with the nonfarm/farm split for the United States (99.4 percent and 0.6 percent, respectively). Of Utah's nonfarm earnings, 83.8 percent came from the private sector and 16.2 percent came from the public sector. Within the Utah private sector, the manufacturing sector (11.5 percent) was the largest source of earnings; followed by professional, scientific, and technical services (11.1 percent), and health care and social assistance (10.5 percent). At the national level, health care and social assistance accounted for the largest percentage of private sector earnings; followed by professional, scientific, and technical services, and manufacturing.

In 2017, most of Utah's broad industry classifications experienced growth in earnings. The arts, entertainment, and recreation sector and the construction sector tied for the highest year-over-year earnings growth of 9.5 percent. Other industries experiencing high growth included professional, scientific, and technical services (9.3 percent), wholesale trade (6.7 percent), and accommodation and food services (6.6 percent).

The only sector to experience a loss in earnings in 2017 was mining, quarrying, and oil and gas extraction, which fell 4.2 percent.

Per Capita Personal Income

Per capita personal income is a region's total personal income divided by its total population. Personal income and per capita personal income data are reported quarterly by the U.S. Bureau of Economic Analysis. Utah's estimated 2018 per capita personal income was $45,174, up 3.9 percent from the 2017 level of $43,459. Utah's estimated 2018 per capita income is 84.5 percent of the national per capita income of $53,453.

In 2017, Utah's total personal income growth was the seventh highest in the nation, while its per capita personal income growth was 41st. This dynamic is largely driven by Utah's young demographics. While total personal income is expanding, due to the strong labor market and economic activity, per capita personal income is weighed on by many young individuals who are counted in the population but have not yet entered the workforce.

Per Capita Personal Income by County

While Utah experienced per capita personal income growth of 3.0 percent in 2017, it was lower than its 3.3 percent growth in 2016. Despite the reduced growth, 28 out of 29 counties experienced per capita personal income gains in 2017, versus 21 out of 29 counties in 2016. Only one county experienced a reduction in per capita income in 2017, with Rich County declining by 0.7 percent. Piute County experienced the strongest year-over-year growth at 7.9 percent, while Grand (7.7 percent), Daggett (5.5 percent), Uintah (5.3 percent), Summit (4.9 percent - tied), and Wayne (4.9 percent - tied) rounded out the top five counties for growth.

In 2017, Summit County's per capita personal income was the highest in Utah at $121,932, nearly three times the state average of $43,459. Summit was the only county with a per capita income that exceeded the national average of $51,640. Grand ($49,593), Salt Lake ($49,445), Wasatch ($49,092), Morgan ($49,013), and Davis ($44,106) were the only other counties to outpace the statewide per capita income of $43,459.

2019 Outlook

Utah's total personal income in 2018 is estimated to have grown 6.1 percent; this is up from 5.0 percent in 2017, and higher than the estimated national average of 4.6 percent. The state's estimated 2018 per capita personal income growth of 3.9 percent is also higher than the state's growth in 2017, and higher than the estimated 2018 per capita income growth nationwide of 3.5 percent.

In 2019, Utah looks to remain one of the top labor markets and centers for growth in the nation. The state has consistently experienced some of the fastest employment growth in the country since 2015, and this trend is likely to continue into 2019. With the unemployment rate hovering around 3.0 percent, and likely to fall further, businesses will face increased competition for a qualified workforce. This dynamic should lead to higher wages and put upward pressure on personal income.

While personal income should continue to expand in Utah in 2019, some headwinds may emerge. If the state's already tight labor market is unable to draw more individuals into the labor force, the lack of workers could act as a constraint on growth. At the national level, worries over an economic slowdown are growing, and faster-than-anticipated interest rate hikes by the Federal Reserve could cool investment and overall economic activity in the state.

With headwinds in mind, preliminary forecasts for Utah in 2019 predict strong total personal income growth above the national average; though growth will likely be slower than in 2018.

Wages and Income – June 2019 Economic Summary

Total Personal Income— Utah's total personal income reached $147.4 billion in the first quarter of 2019, rising 4.4% from the first quarter of 2018. Utah's growth ranked 15th in the nation. Nationally, personal income increased 3.8% over the same period.

Income Per Capita— Utah's per capita personal income grew 4.4% to reach $45,340 in 2018. Per capita personal income for the nation in 2018 was $53,712, a year-over-year increase of 3.8%.

Gross Domestic Product by State

2017 Overview

Gross domestic product (GDP) by state details the value of final goods and services produced in a state. It is the state-level counterpart to the national GDP. Conceptually, GDP by state is gross output less intermediate inputs, and as such it measures the economic activity within a state. Real GDP controls for inflation by using "chained" dollars (a weighted average of data in successive pairs of years), which is a more meaningful measure of GDP over time. The Bureau of Economic Analysis (BEA) releases GDP data annually in June.

Nominal GDP

Utah's nominal GDP (measured in current dollars) was estimated to be $164.9 billion in 2017, up from $157.5 billion in 2016. This represents a growth rate of 4.7 percent, which ranks the 12th highest in the nation. The Utah GDP growth rate of 4.7 percent is a moderation from the 5.3 percent, 5.8 percent and 5.3 percent in 2016, 2015, and 2014 respectively.

Real GDP

Utah's real GDP (measured in 2012 chained dollars) was $150.1 billion in 2017, up from $146.5 billion in 2016. This represents a growth rate of 2.5 percent, the 12th highest in the nation. Of Utah's production in 2017, 88.0 percent came from private industry led by arts and entertainment growth of 6.9 percent and construction growth of 6.8 percent. From 2016 to 2017 the nation's GDP grew by 2.2 percent after adjusting for inflation. Utah remains above the national average.

Industry Growth

Seven sectors of GDP are growing at above 5.0 percent including: arts and entertainment, construction, professional, professional and business services, wholesale trade, mining, information and other services. The lowest growth industries in Utah in 2017 were agriculture, 2.6 percent and finance and insurance, 2.9 percent. The growth in large technology companies and startups in select regions of the state are driving a lot of the economic gains in the state. Strong population growth is also contributing to GDP growth. The loss in the mining sector has been impacted by oil and gas prices which declined significantly during the recovery.

Financial activities represents the largest sector of GDP at 21.9 percent in 2017 followed closely by trade, transportation, and utilities at 17.2 percent of total GDP.

2018/2019 Outlook

Utah's current real GDP growth rate of 3.8 percent is higher than the average growth rate of 3.3 percent over the last four years (2 014-2017.) However, Utah's current growth rate is lower than the current growth rate for the United States of 4.2 percent. National GDP growth has been driven largely by consumer spending in the first six months of 2018. The national growth rate could slow in the last half of 2018 if consumer and business spending drop as a result of federal tax reform.

In terms of growth trends and industrial composition, Utah's GDP growth has become more aligned with the national economy. Looking forward, potential federal trade policy changes and geopolitical instability could present challenges in the economy, in particular for GDP growth. However, Utah's strong and diversified industrial composition will continue to help GDP growth remain in the 3.0-3.5 percent range for 2019.

GDP, CPI, Interest Rates, and Home Prices – June 2019 Economic Summary

Interest Rates— The 30-year fixed-rate mortgage averaged 3.84% for the week ending June 20, 2019 according to Freddie Mac. This was a 0.23 percentage point decrease from the week ending May 16, 2019.

Home Prices— According to the Federal Housing Finance Agency (FHFA) House Price Appreciation Ranking, Utah's house prices were up 8.9% in the first quarter of 2019 from the fourth quarter of 2018.

Foreclosure Rates— At the end of the first quarter of 2019, Utah ranked 2nd lowest with 0.30% of all loans in foreclosure.

Utah Taxable Sales

2018 Overview

Taxable sales (sales subject to sales and use tax) play an important role in Utah's economy. Not only are they an indicator of economic activity in the state, but the revenue generated from taxing these sales is an important funding source for both the state and local governments.

In 2018, total taxable sales in Utah increased by approximately 6.9 percent to an estimated $65.2 billion. A labor market that is among the best in the nation and solid gains in wages and personal income were among the primary drivers of growth. High levels of both consumer and business confidence and a strong tourism industry were also factors propelling the economy. Each major component of Utah taxable sales increased in 2018. Business investment increased the most at 9.8 percent, followed by retail sales at 6.0 percent and taxable services at 5.2 percent.

Retail Sales

In 2018, retail sales, buoyed by strong consumer spending, increased 6.0 percent to an estimated $33.7 billion. This growth outpaced the estimated 5.3 percent increase in U.S. nontaxable and taxable retail sales in 2018. Factors that affect the health of consumer balance sheets, such as employment and personal income, posted solid gains in 2018, which in turn led to strong growth in retail sales. Trends in this sector are particularly important as retail sales account for over half of all taxable sales (51.7 percent in 2018).

Business Investment Purchases

For the second consecutive year, business investment purchases posted significant increases over the prior year. In 2018, business investment purchases increased by 9.8 percent to an estimated $10.0 billion. The largest increases in business investment purchases were from the construction, manufacturing, and wholesale trade industries.

Although a relatively small portion of total taxable sales (15.3 percent in 2018), business investment purchases have historically been the most volatile of the three major components of taxable sales. Business investment declined the most of any major component during the Great Recession. In 2018, business investment became the last major component of taxable sales to exceed its nominal pre-recession high.

Taxable Services

Taxable services increased by an estimated 5.2 percent to $17.7 billion in 2018. Tourism-related industries (accommodations, food services, entertainment, and recreation) were once again among the leaders of growth in this sector. Since 2011, growth in taxable services has been steady with annual increases ranging from 4.2 to 6.0 percent.

2019 Outlook

Utah's strong labor economy should drive another year of solid growth in Utah taxable sales. Total taxable sales are forecasted to increase by 6.0 percent to $69.1 billion in 2019. However, given that we are late in the business cycle, the likelihood of a slowdown or downturn is increasing. The slowing in the rate of growth for total taxable sales from 6.9 percent in 2018 to 6.0 percent in 2019 communicates this potential risk.

Senate Bill 2001, passed in the 2018 Second Special Session, will significantly affect taxable sales in 2019. This legislation, which followed the South Dakota v. Wayfair Supreme Court decision, requires remote sellers without physical nexus in the state to remit sales tax beginning January 1, 2019. The forecasted increase in retail sales of 9.2 percent in 2019 includes the increase in taxable sales expected from this legislative change. Senate Bill 2001 also created a sales tax exemption for purchases of manufacturing and mining equipment with an economic life of less than three years. Exempting purchases of these items from sales and use tax is expected to significantly reduce taxable business investment purchases in 2019. As a result, taxable business investment purchases is forecasted to decline by 6.4 percent in 2019. Overall impacts to total taxable sales due to Senate Bill 2001 are expected to be minimal as these two changes approximately offset each other. Taxable services is expected to have another year of consistent growth, increasing by an estimated 5.4 percent.

Forecasted growth in 2019 is barring any significant changes in the broader macroeconomic environment. Taxable sales forecasts are sensitive to changes in economic and political conditions. Specific conditions with the potential to impact 2019 taxable sales are primarily external in nature and include, but are not limited to, monetary and tax policy decisions, national political climate, commodity prices, and geopolitical instability. Any significant changes in these and other economic or political conditions could result in changes to employment, disposable income, and consumer confidence, which will in turn affect Utah taxable sales.

Summary

Robust economic conditions in 2018 led to significant growth in taxable sales. Although business cycle and other risks to the projections exist, the outlook for 2019 is positive with steady growth in Utah taxable sales expected to continue in 2019.

State Tax Collections

2018 Overview

Tax collections continued to be strong in fiscal year (FY) 2018, fueled by a diverse and thriving economy. Utah tax collections have grown each year since the Great Recession. Utah's labor market outpaced the nation in 2018 with employment and wages estimated to grow 3.3 and 7.2 percent, respectively. Consistent with this picture, FY 2018 total unrestricted state revenues jumped 10.5 percent following a 6.1 percent increase in FY 2017.

In FY 2018, for the eighth consecutive year, Utah posted growth in unrestricted revenues from General I Education, and Transportation funds as well as mineral lease revenues. FY 2018 unrestricted revenue totaled $7,701.8 million, exceeding the February 2018 forecast (adjusted for legislation) of $7,451.6 by $250.2 million. Education Fund revenues increased 13.0 percent while General Fund revenues grew 8.4 percent. Revenues to the Transportation Fund rose 1.9 percent.

General Fund

Fiscal year collections from all major taxes deposited into the General Fund, with the exception of cable and satellite excise taxes and beer, cigarette, and tobacco taxes, increased in 2018. Unrestricted General Fund revenues totaled $2,539.1 million in FY 2018, rising 8.4 percent compared to FY 2017. Unrestricted sales tax revenue grew 8.7 percent, while total sales tax, including earmarked revenue, jumped 9.0 percent in FY 2018. Strength in the labor market, along with positive consumer sentiment, continued to drive sales tax revenue gains. Sales tax earmarks continue to be significant, totaling $643.5 million in FY 2018, a 9.9 percent increase over the prior year. By comparison, sales tax earmarks totaled just $189.2 million in FY 2011, the 10-year low.

In FY 2018, unrestricted insurance premium tax collections grew 9.5 percent. Revenue from liquor profits increased 5.6 percent. A rebound in prices and production in Utah's natural resource extractive industries resulted in an 87.4 percent jump in oil and gas severance tax unrestricted revenues. This follows double-digit declines in the previous three fiscal years. Revenues from mining severance taxes increased 11.3 percent in FY 2018.

Education Fund

Total FY 2018 Education Fund revenues increased 13.0 percent to $4,499.4 million, largely the result of 10.8 percent growth in individual income tax collections. Gross final payments rose $176.6 million or 16.0 percent in FY 2018. Withholding payments increased 8.4 percent boosted by wage gains and an overall healthy labor market. Refunds grew 7.7 percent and totaled $504.6 million in FY 2018.

Corporate tax revenue jumped 36.4 percent in FY 2018 compared to a 2.9 percent decline in FY 2017. As a result of a recovery in Utah's natural resource sector, FY 2018 mineral production withholding tax revenue increased 42.7 percent compared to a 3.0 percent drop in FY 2017.

Transportation Fund

Transportation Fund revenues rose 1.9 percent to $584.4 million in FY 2018. Revenue from motor fuel taxes edged up 1.5 percent in FY 2018, while special fuel tax revenue was flat. Other Transportation Fund revenue increased 6.4 percent.

Potential Risks to the Economy

While Utah has experienced uninterrupted economic growth, there is always the potential for developments at the national and international level to adversely affect the state's economy. Possible developments that could negatively affect tax revenues include trade policy/tariffs, a bear stock market  or correction in  asset values leading to a decline in business and consumer confidence, fiscal or monetary policy changes (such as rising interest rates or tax policy changes), declining economic activity in China or Europe, political or military conflicts, terrorist attacks, weak U.S. labor markets, or negative developments in a particular economic sector.

Legislative and Court Actions

Legislative changes and court decisions also have the potential to impact tax collections. For example, Senate Bill 2001 passed in the 2018 Second Special Session following the Supreme Court decision in Wayfair v. South Dakota. Senate Bill 2001 requires remote sellers without physical presence in the state to collect sales tax beginning January 1, 2019. This bill also exempts manufacturing and mining equipment with less than a three-year economic life from sales taxes. These and other actions have the potential to affect tax collections.

2019 Outlook

Forecasts suggest tax collections will rise in FY 2019. Total unrestricted revenue is expected to grow 6.9 percent compared to FY 2018. Forecasted economic indicators remain strong, with Utah personal income anticipated to increase 5.4 percent in calendar year 2019, boosting sales and income tax revenue.

General Fund revenue is expected to increase by 5.8 percent (6.0 percent including earmarks) in FY 2019. Unrestricted sales taxes are forecasted to increase 6.0 percent (6.2 percent including earmarks).

Total Education Fund revenues are expected to grow 8.3 percent, with its largest component, individual income taxes, increasing 7.5 percent. FY 2019 corporate tax revenue is expected to rise 14.3 percent as U.S. corporate profits are forecasted to rise 7.0 percent. This forecast is subject to a higher degree of uncertainty than usual due to the unclear impacts of recent federal tax law changes on corporate tax revenues. Although it is difficult to isolate the revenue impacts of the federal Tax Cuts and Jobs Act (TCJA) from underlying economic conditions, it appears that the federal tax changes led to increased business activity in the short term. The longer-term impacts of TCJA remain to be seen. Revenues in the Transportation Fund are expected to edge up 2.0 percent in FY 2019.

Summary

FY 2018 is the eighth year of consecutive increases in total unrestricted tax revenues in Utah. While the state's recovery can be described as mature, there is a great deal of momentum in the economy. Strong growth in tax collections is expected in FY 2019, barring any economic disruptions.

Exports

2018 Overview

In 2017, Utah's merchandise exports decreased to $11.6 billion, falling over 4 percent from 2016. The overall change in U.S. exports was almost 7 percent over this period. Utah is currently the 29th largest exporting state in the nation, down from 28th in 2016 and 27th in 2015.

Broken down by metropolitan area, Salt Lake City remains the largest source of Utah's exports at $7.1 billion in 2017 (62 percent of total). While this is down from roughly 18 percent from 2016, Salt Lake City remains among the largest export regions in the country (43rd among MSAs). Other metropolitan areas experienced modest export growth. The next largest Utah MSA after Salt Lake City is the Provo-Orem area, which generated exports of $2.1 billion in 2017 (up from $1.9 billion from 2016). The Ogden-Clearfield area generated exports of $1.7 billion (up from $1.6 billion), and the Logan area had exports of $504 million, up by 5 percent over 2016. In growth terms, the most substantial change occurred in the St. George area, which saw its exports grow by over 58 percent to $57 million.

With an export value of $3.9 billion in 2017, Utah's leading export industry continues to be primary metal products. Total exports in this category were down approximately 20 percent from 2016, continuing a trend of gradually declining export reliance. In 2017, approximately 34 percent of the total value of Utah's exports were in primary metal product s. By contrast, this corresponding figure was around 62 percent in 2012. Other major categories in 2017 were computers and electronics ($1.8 billion, 16 percent), chemicals ($1.1 billion, 10 percent), transportation equipment ($946 million, 8 percent), and food products ($911 million, just under 8 percent).

Drops in the primary metals sector was the main cause for decreasing merchandise exports overall. However, Utah experienced substantial gains in some sectors.

Exports of minerals were up nearly $200 million over 2016, an increase of over 150 percent, while exports of computers and electronics and transportation equipment were up $130 million (8 percent) and $80 million (9 percent). Exports of chemical products rose just under $50 million, a 4 percent increase over 2016. Exports in most other categories did not change substantially from 2016 in value terms.

In 2017, Utah's largest single destination for merchandise exports was once again the United Kingdom, with exports totaling $2.3 billion (20 percent of the total). The United Kingdom was followed by Hong Kong, with $1.6 billion (14 percent) and Canada with $1.2 billion (11 percent). China and Mexico rounded out top five export destinations, purchasing $737 million and $675 million worth of Utah products in 2017 (both contributing around 6 percent of total).

While the United Kingdom remains the largest trade partner, its share is declining. In 2017, Utah exports to the United Kingdom fell by 25 percent and have decreased by over 60 percent since 2012. The major growth markets for Utah exports are in Asia (China, up 14 percent, Japan, up 21 percent, Singapore, up 36 percent and Malaysia, up 20 percent) and South/Central America (Brazil, up 52 percent, Chile, up 74 percent, and Guatemala up nearly 140 percent).

2019 Outlook

Trade remains critically important for Utah, generating around 7 percent of GDP, and supporting an estimated 50,000 jobs in the state. Utah, while down relative to last year, continues to diversify along both sectoral and regional dimensions.

2018 was a tumultuous year in terms of international trade policy in the United States and worldwide, and recent events have introduced considerable uncertainty into the global economy. This uncertainty has impacted Utah's international trade, and will likely continue to do so in 2019.

These global changes present opportunities and challenges for Utah. Withdrawal from the European Union (Brexit) will likely lead the United Kingdom, Utah's largest single export market, to seek new trade agreements with other countries. There is high probability that the United States will be one of the first countries on the list. Conversely, continuing trade tensions with China, Utah's fourth largest export market (and the largest when including Hong Kong) will present challenges, in particular for Utah's agricultural industry, which is likely to be hit hardest by retaliatory trade actions by China.

Uncertainty over the future of the North American Free Trade Agreement (NAFTA) has abated with the signing of its updated successor, the United States, Mexico, Canada Agreement (USMCA). This will likely come before Congress for ratification in 2019.

While the changes to the agreement in the end were minor, there were some important improvements in market access. These are likely to help Utah dairy producers, who exported in excess of $60 million in 2017 and supported over 1,000 jobs. With Canada and Mexico being Utah's third and fifth largest export destinations, maintaining positive trade relations is critical.

Price Inflation and Cost of Living

2018 Overview

Inflation is a measure of how prices of goods and services change. It is connected to the total amount of money in an economy. As an economy grows, the amount of money should also grow if prices are to remain stable. Stable prices are desirable because it allows people to plan and use their resources for exchange in a predictable way. Low inflation (near 2.0 percent a year) appears to allow an economy to function efficiently and effectively. Large or sudden shifts in inflation are an indication of economic trouble.

The Federal Reserve governs money in the United States. It targets an inflation rate of 2.0 percent a year as most consistent with its mandate for price stability and maximum employment, conditions associated with economic growth and prosperity, and warns that an inflation rate "that is too high may reduce the public's ability to make accurate long term economic decisions." Conversely, an inflation rate that is too low would elevate the "probability of falling into deflation" -a harmful economic phenomenon where prices, and perhaps wages, fall.

A common measure of inflation is the U.S. Consumer Price Index (CPI), which measures price changes for a fixed group of similar quality goods and services over time. The CPI is calculated by the U.S. Bureau of Labor Statistics. Several measures of inflation exist, various agencies use a given index for a wide array of purposes. For example, the Federal Reserve utilizes the Personal Consumption Expenditures (PCE) index.

Through November 2018, the headline index has risen 2.2 percent over the year. The CPI increased by 2.1 percent from 2016 to 2017. Since 2009, inflation has grown on average 1.8 percent each year - 2015 was the exception, when inflation fell to zero. Current inflation is still about 1.0 percentage point lower than what was normal between 1980 and 2008. There is little practical difference between recent measures of inflation from the CPI and PCE; both are just over target.

Motor fuel and car insurance became relatively more expensive this year while communication and clothing prices fell. Over the last decade, car insurance is up nearly 70.0 percent, education near 50.0 percent, medical care prices over 30.0 percent, housing and food prices have grown around 20.0 percent (the general price level), while vehicle, clothing, and recreation prices have changed very little.

Motor fuel prices have fluctuated a lot but have fallen 10.0 percent this decade, though they have grown quickly since 2016. Communications have been getting cheaper. The long-term trend of inflation is clear, $10 in 1960 could buy the same amount of similar goods as $100 in 2018. In the 1980s, items that cost $45 would now cost around $100 to purchase.

The Federal Reserve has slowly and consistently been raising interest rates since 2016 after eight years of leaving them near zero in response to the last recession. The effective rate now stands at 2.0-2.25 percent (half of normal in the 1990s). The Federal Open Market Committee remains positive about near term economic growth and states that future adjustments "would depend on their assessment of realized and expected economic conditions."

Regional Price Parities (RPPs) measure cost of living across states and metropolitan areas and help give a sense for cost differences by geographic region. The most recent RPP data is from 2016. Utah's RPP is 97, indicating that the cost of living in Utah is a little lower than the national average. Goods are about 3.0 percent cheaper to acquire in Utah, while housing proxies are roughly 6.0 percent less than found in the rest of the country.

2019 Outlook

Inflation for 2019 is expected to be near 2.5 percent in the short term and remain stable in the near   future.  The biggest risks to the inflation outlook appear to be related to trade and political pressure.

Regional/National Comparisons

2018 Overview

Population and Households

Utah ranked 31st in the nation for total population in 2017-increasing to just over 3.1 million inhabitants. For 2017, Utah was the third fastest growing state in the nation with an increase in residents of 1.9 percent. Over the three-year average from 2014 through 2017, Utah ranked first for population growth, with an annualized increase of 1.8 percent.

Utah's three-year average growth was more than double the U.S. average (0.7 percent). The Mountain States regional average was 1.4 percent. The growth rates in the neighboring states of Nevada, Idaho, Colorado and Arizona were close behind, ranking third, fifth, eighth and 10th in the nation, respectively. Utah also continues to have the largest household size in the nation, with an average household size of 3.13 in 2017.

Gross Domestic Product

Utah ranked fourth in the nation for annualized real gross domestic product (GDP) growth from 2014 through 2017, with a rate of 3.4 percent. The U.S. average was 2.2 percent and the Mountain States regional average was 2.7 percent.

Per capita GDP measured $48,376 in 2017, 13 percent lower than the U.S. as a whole ($55,418), and with a national ranking of 32nd-but still higher than the other Mountain States except Colorado and

Wyoming. Utah's relatively low per capita GDP is at least partially attributable to Utah's high proportion of children.

Personal and Household Income

One measure of the health of the economy is personal income. This subset of GDP measures the amount of funds available to individuals. Utah's total personal income was $135 billion in 2017, resulting in a per capita personal income of $43,459. This places Utah as 42nd in the nation, which is unchanged from 2016. This ranking is depressed by Utah's high proportion of children.

Household income is less influenced by proportions of children. Utah's median household income was $71,319 in 2017-12th highest in the nation. Utah's high ranking is due in part to having the fewest single- person households in the nation. To put these incomes in perspective, Utah's cost of living is typically considered near the national average.

Employment and Unemployment

Nonfarm payroll jobs are generally considered an accurate employment indicator that closely reflect labor market conditions. In 2017, Utah employed over 1.5 million workers on nonfarm payrolls. The annualized growth rate of employment was 3.0 percent from the end of 2014 to the end of 2017, compared to 1.7 percent nationally. This employment growth is the highest in the Mountain States region, with Arizona, Colorado and Idaho following close behind.

The high growth rate has influenced Utah's low unemployment rate. For 2017, the state's unemployment rate averaged 3.3 percent, significantly lower than the national unemployment rate (4.1 percent). By October 2018, Utah's rate had decreased slightly to 3.2 percent, placing Utah at 13th lowest in the nation (tied with Colorado). Idaho had the fourth lowest in the nation at 2.7 percent. The national unemployment rate in October 2018 was 3.7 percent.

2019 Outlook

Utah's economy is likely to remain vibrant. GDP will rise accordingly. Like other Western states, population growth should continue to outpace the national average. Utah's low unemployment rate is likely to remain steady, as it has for several years, even while other Mountain States have seen fluctuating unemployment rates. This low rate should keep upward pressure on wages. A continued low unemployment rate will also likely bolster Utah's labor participation rate.

Social Indicators

2018 Overview

Social indicators provide insights into "noneconomic" dimensions of life in Utah. The selective review includes quality of life, income equality, commuting, crime, education, and homeownership.

Quality of Life

Since 2011, Utah Foundation has measured community quality of life through its Community Quality of Life Index. Despite improvements in the economy, Utahns' perceptions of their community quality of life has declined since 2013 from a score of 73 to 70. Housing affordability had the lowest rating in the index. Air quality, streetscapes, and traffic are also among Utahns' biggest concerns.

Median Household Income and Income Inequality

Real median household income in Utah increased by 1.8 percent between the 2016 American Community Survey (ACS) and 2017 ACS. Real median household income in the United States increased 2.6 percent during the same period. Utah had the lowest income inequality in the nation with a score of 0.423, as measured by the Gini index. The United States has a Gini score of 0.482. The index is a measure of income inequality, with a score of zero and one. A score of one means one household would have all the income. A score of zero indicates perfect equality. The rate of all people in poverty in Utah was 11.0 percent based on the 2013-2017 ACS. This is an increase from 10.2 percent in the 2012-2016 ACS.

Commuting

The 2017 ACS showed 76.1 percent of working Utahns drove alone as their means of transportation to   work, 10.7 percent carpooled, 2.3 percent used public transportation, 4.0 percent used a taxicab, rideshare, bicycle, walked or other means, and 6.8 percent worked at home. More people worked from home and drove alone as compared to 2016. According to the 2013-2017 ACS five-year estimates, the mean travel time to work was 21.6 minutes, as compared to 26.4 minutes nationally.

Crime

The Federal Bureau of Investigation's Uniform Crime Reports for 2017 reported the rate of violent crime (murder and non-negligent manslaughter, forcible rape, robbery, and aggravated assault) for Utah was 239.9 per 100,000 people, and a decrease from 243.3 per 100,000 people in 2016. This is in comparison to the national rate of 394.0 violent crimes per 100,000 people in 2017. As such, Utah continued to have a significantly lower rate of violent crime than the U.S. Utah's property crime was 2,780.2 per 100,000 people, above the national average of 2,362.2 per 100,000 people. Both larceny and motor vehicle theft were above the national averages.

Education

In 2017, the U.S. Census Bureau's ACS reported 92.1 percent of Utahns age 25 years and older had at least a high school degree, ranking Utah as the 10th in the nation. The national rate was 87.3 percent. Utah also ranked 13th in higher education attainment, with 34.9 percent of persons 25 years and over having obtained a bachelor's degree or higher. For higher education, Utah males ranked 8th highest in the nation (36.9 percent) while Utah females rank 25th (32.3), a difference of 17 places in ranking. The national rates were 31.3 and 32.6 percent respectively.

Homeownership

In 2017, Utah's homeownership remained stable at 71.6 percent. Utah is still far from its peak in 2008 when homeownership reached 76.2 percent. Utah's national homeownership ranking fell from 7th in 2016 to 8th in 2017. The average national rate was 65.9 percent.

Economic Development

2018 Overview

Job Growth

Utah's economy continued to grow in 2018. While national gains were modest, Utah remained among the fastest-growing states with job growth at 3.3 percent. This corresponds to more than 48,000 jobs added to Utah's economy.

Quality professional jobs increased substantially in 2018. In particular, professional and business services jobs grew by 6.1 percent year-over, and financial services jobs grew by 4.7 percent year-over, both rates significantly higher than the national average.

In 2018 the Economic Development Corporation of Utah and the Governor's Office of Economic Development worked together to support 39 companies to relocate or expand in Utah, adding over 9,000 jobs to the state's economy and retaining over 1,000 additional jobs. This represents capital investments in Utah totaling more than $1.7 billion.

Major Projects

Notable expansions or relocations in 2018 include the planned expansion of Merit Medical Systems, adding over 2,400 jobs to South Jordan; Polarity TE, adding 1,000 jobs in Salt Lake City; Facebook, adding 50 jobs and $750 million in capital investment in Eagle Mountain; and Lending Club, adding over 800 jobs in Lehi.

In addition to business growth, infrastructure projects continue to enhance opportunities in Utah. The state's transportation infrastructure is one of the best in the country. Salt Lake City continues the 10-year, $3.6 billion remodel of its international airport. Construction is well underway on the 900,000-square- foot main terminal, 1.7-million-square-foot parking deck, 827,000-square-foot South Concourse, and 477,000-square-foot second concourse. Nearly 1,000 construction workers are deployed on the 300-acre construction site.

Business Climate

Utah's young, educated workforce continues to grow, state and local governments remain fiscally responsible and stable, and the cost of doing business remains lower than the national average. Utah continues to receive recognition as a leading global business destination, enjoying accolades from national sources like Forbes, which has ranked Utah the #1 Best State for Business in six of the past eight years and second in 2018.

Utah also ranked third on CNBC's "America's Top States for Business 2018." Factors that contribute to this ranking include a stable regulatory environment, low unemployment, ease of starting a business, low operation costs, a well-educated workforce, and high quality of life.

Trends

Utah's strategic industry clusters employed over 254,000 Utahns in 2018, up from 247,000 in 2017, demonstrating 2.8 percent growth. Utah's industry clusters include aerospace and defense, energy and natural resources, financial services, life sciences, outdoor products, and software development and information technology.

Utah-based companies raised $1.10 billion in venture capital in 2017. Strong investment activity continued in 2018, with companies raising over $1.13 billion as of December 5th. Utah also saw over $10 billion worth of mergers and acquisitions, more than double the activity in 2017.

2019 Outlook

2019 is expected to see continued growth. Because of Utah's diverse mix of industries, the state economy is expected to mirror trends in the national economy, but at a greater rate. Utah continues to attract relocation projects, as well as the attention of national and global site selectors, and is primed for the best organizations and talent to bring their business to the state

Public Education

2018 Overview

Enrollment

In fall 2018, there were 659,438 students in Utah's public education system, an increase of 7,091 students (1.1 percent) over 2017. There were 49,116 kindergarten students, an increase of 1,467 students, or 3.1 percent, over the previous fall 2017 (47,649).

Although Utah's student population is primarily white (74.2 percent), it is becoming more diverse. In fall 2018, 17.3 percent of Utah's student body was Hispanic or Latino, 1.7 percent was Asian, 1.6 percent was Pacific Islander, 1.0 percent was American Indian and Alaska Native, 1.4 percent was African American or Black, and the remaining students (2.8 percent) identified with multiple ethnicities.

In 2018, there were 113 operating charter schools in Utah. Charter schools operate independently of school districts, but receive public funds and must adhere to federal and state laws in using those funds for operations. Charter schools are educating 78,384 students, about 8.4 percent of all Utah students in public schools.

Finances

In fiscal year 2015, the most recent year for which National Center of Education Statistics data are available by state, Utah's net current expenditure per pupil was $6,751 (the nation's lowest). Net current expenditures do not include capital spending.

Including capital spending raises total expenditure per pupil for fiscal year 2015 to $8,079. However, some consider current expenditure as a percent of total personal income as a better measure of Utah's effort to fund public education. Using this measure, Utah ranks 35th nationally, at 3.5 percent. Utah's per pupil net current expenditures for fiscal year 2018 was $7,771.

In the 2018 General Session, the Utah State Legislature appropriated funds for an $84 increase (3.0 percent) in the regular Weighted Pupil Unit (WPU) value, increasing it from $3,311 to $3,395 for fiscal year 2019. The cost of the Basic School Program is projected to be $2,857,024,700. $399,041,300 (14.0 percent) of these funds come from a statewide uniform property tax rate (the basic levy) and $2,457,983,400 (86.0 percent) come from state income tax revenues.

With the passing of House Bill 293 during the 2018 General Session, the basic rate now includes two additional property taxes. The equity pupil tax rate and the WPU value rate. This change establishes a floor of 0.0016 for the minimum basic tax rate. These rates were effective July 1, 2018 for tax year 2018. Local property tax collections are estimated to collect an additional $36.0 million from the equity pupil unit rate and an additional $18.0 million from the WPU value rate to support the basic school program.

Achievement

In 2018, Utah ranked 30th in the nation with an ACT Average Composite Score of 20.4. Utah is one of only 17 states in the nation where the test is offered to 100 percent of high school students.

Statewide, the class of 2018 graduation rate was 87.0 percent, a 1.0 percentage point increase from the prior year graduation rate of 86.0 percent.

In 2018, Utah's pupil-teacher ratio was 21.7, which is slightly less than the ratio of 21.8 in 2017.

A total of 36,335 Utah students earned 268,357 hours of college credit in 2018 through Utah's concurrent enrollment program. This total represents a 10.0 percent increase in students over 2017. Ninety-five percent of the credits attempted are passed.

A total of 26,912 Utah public school students took 40,905 Advanced Placement (AP) exams in 2018 with a 68.6 percent pass rate, meaning the scores were good enough to earn college credit. Nationally, the pass rate at public schools is 57.2 percent.

Utah has 13 schools involved in the International Baccalaureate (IB) program, including nine that offer IB diplomas. 180 Utah schools-or about 16.0 percent of all Utah schools-offer dual immersion programs in French (21), German (2), Mandarin Chinese (45), Portuguese (9), and Spanish (91). Fourteen additional schools offer more than one language.

2019/2020 Outlook

Enrollment

Growth in student enrollment is expected to continue for several years, as Utah experiences net in-migration, the nation's highest birth rate, and the nation's second highest total fertility rate. Total enrollment in Utah's public education system in fall 2019 is forecasted to increase by 6,750 students (1.0 percent) to 666,188. A projected additional $35.6 million in state funds are needed to fund student growth.

In most of the past five school years, the incoming kindergarten class was smaller than in the prior year.  This change corresponds to a declining number of total births five years prior. Based on birth trends, declining kindergarten class size is expected to continue.

Utah's charter school enrollment has increased by approximately 6.3 percent per year, on average, over the last four years. It is forecasted that enrollment in charter schools in Utah will grow by 3.5 percent in the fall of 2019.

Higher Education

2018 Overview

Utah higher education provides economic benefit for the state of Utah. 2017-18 graduates of Utah's public colleges and universities will earn a combined increase of more than $451 million in wages their first year in the workforce. Public higher education returns $3 for every $1 invested in increased income tax revenues. Utah maintains its ranking as having one of the lowest average tuition rates and fees in the country.

Recent efforts have supported the state's commitment to making higher education more accessible to all, including the September 2018 approval to place a college access advisor in every high school statewide.

Utah: A State of Opportunity

Board of Regents Strategic Plan 2025

In January 2016, the Board of Regents, the governing authority of Utah public higher education, adopted a strategic plan addressing key issues facing higher education in Utah. The Board set metrics for the following areas:

•	Affordable Participation
•	Timely Completion
•	Research & Workforce
•	Capacity & Growth

A 2017 progress report detailed a 3 percent increase from 2015-16 for a total of 69 percent of Utah high school graduates enrolling in college within five years and a 1 percent increase in degree productivity-the percentage of students who persist in and graduate from higher  education.

Enrollment

Utah's public colleges and universities enrolled nearly 4,000 additional students for the 2018-19 school year for a net increase of 2 percent over fall 2017. Eight out of 10 Utah high school graduates who enroll in college attend one of Utah's public colleges and universities. Collectively, Utah's public colleges and universities enroll nearly 184,000 students annually. Utah System of Higher Education's (USHE) 10-year enrollment projections are expected to outpace the country with an anticipated 57,000 additional students coming to USHE campuses over the next 10 years.

Paying for College

Tuition and Student Debt

Utah ranked fourth lowest in the nation for tuition and fees for public, four-year universities (average of $6,990 vs $10,037 nationally). Utah has the lowest average student debt in the country, at $18,850 compared to the national average at $28,650. Utah is the only state with an average student debt of less than $20,000. Utah is also the top-ranked state for the lowest percentage of graduates with student debt at 43 percent. Additionally, the Board of Regents adopted policy changes in November 2018 to eliminate uniform tuition increases.

Free Application for Federal Student Aid (FAFSA) Completion

Utah achieved a 39 percent increase in FAFSA completion for high school seniors for the 2017-18 FAFSA. This is the second year in a row there has been an increase in FASFA completion. This increase comes after Utah joined the FAFSA Collective Impact Initiative and hosted more than 70 FAFSA Completion Open House events to help boost Utah's numbers. While Utah has made substantial progress in helping students complete the FAFSA, Utah remains 51st in the nation (including the District of Columbia) for FAFSA completion.

Year-round Pell Grants

Starting July 1, 2017, the U.S. Department of Education announced higher education institutions may begin awarding year-round Pell grants for students. Pell grant volume at Utah's public colleges and universities has exceeded $222 million for the 2017-18 award year-an increase  of 16 percent compared to   the 2016-17 award year. Nearly one in three students who attend Utah's public higher education institutions received a Pell grant in 2017-18.

my529

In 2018, Utah's nonprofit 529 college savings plan, my529, received Morningstar's highest "Gold" rating for the eighth year in a row (formerly Utah Educational Savings Plan, UESP). my529 is rapidly growing and has surpassed $13 billion in assets under management, and services nearly 375,000 accounts as of August 2018.

Funding Higher Education

The return on investing in higher education is significant for the state of Utah. Public higher education returns $3 for every $1 invested in increased income tax revenues.  USHE received just over a 7 percent tax fund budget increase last year.

College Access and Completion

Statewide College Access Advising

The Board of Regents approved a statewide proposal this year that will put a permanent, full-time college access advisor in every high school in Utah as part of the Board's prioritization of access and affordability for students. The program will expand to 33 high schools for fall 2019, with the goal of serving every high school in the state by 2021. These near-peer advisors will help students register for and complete college entrance exams, submit college applications, apply for scholarships and financial aid, and connect them to first-year experience programs to help ensure a smooth transition from high school to college.

Forty-five percent of Utah high school seniors enroll in college immediately after high school. For seniors at the 12 schools with college access advisors, they enrolled at the rate of 58 percent. For every meeting with a college access advisor, students are 13 percent more likely to enroll in, and 5 percent more likely to graduate from, college.

Concurrent Enrollment

Concurrent Enrollment courses allow Utah high school juniors and seniors to earn high school credit and college credit for USHE institutions during their school day. In 2017-18, nearly 15 percent more credit hours were earned than the previous year. A total of 36,335 Utah high school students participated in earning Concurrent Enrollment credit-up almost 11 percent from the previous school year. These courses will save students an estimated $49 million in future tuition expenses.

Industry and the Workforce

Increased Wages of USHE Graduates

Bachelor's degree graduates earned 69 percent more than those with only a high school diploma. Bachelor's degree graduates also earn an estimated 51 percent increase in wages over five years. Higher education graduates generated an estimated $451 million in additional revenues to Utah in 2018, with 91 percent coming from those with a bachelor's degree or higher. With increased wages comes increased spending and saving capacity that will generate an estimated additional $16 billion to Utah's economy over the next 30 years.

Career & Technical Education (CTE)

USHE institutions provided more than 12 million membership hours in technical education last year. More than 110 new CTE certificate programs were developed by USHE institutions as a result of direct collaboration with business and industry leaders. It is estimated the 5,812 CTE graduates from 2017-18 will produce close to $2 billion of added income over 30 years of employment than if they had not obtained their CTE credentials.

Agriculture

2018 Overview

General

Total agriculture receipts, or the market value of agricultural commodities, totaled $1.74 billion in 2017, a 4.8 percent increase from 2016 ($1.66 billion). Combining agriculture production and processing produces nearly 80,000 jobs and $3.5 billion in compensation.

In 2017, Utah had an estimated 11.0 million acres of farmland (8.6 million acres of pastureland), 20.9 percent of Utah's total 52.6 million acres of land. This ranked Utah 25th in the country for total land in farms. Utah was home to 18,200 agriculture operations (ranked 37th nationally), up 100 operations from 2016. Utah's average farm size was 604 acres (ranked 12th nationally), down slightly compared to 608 acres in 2016.

Top Counties

Utah's top five counties for 2017 agricultural sales were Utah ($189 million), Beaver ($178 million), Millard ($166 million), Sanpete ($165 million), and Box Elder ($149 million).

The top five counties that lead the state in total number of farms include Utah (2,462), Box Elder (1,235), Uintah (1,231), Cache (1,217), and Weber (1,121). Daggett County had the fewest at 51.

Production

In terms of revenue generated, Utah's top five agricultural products were beef cattle and calves, dairy products, hogs, hay, and greenhouses/nurseries. Livestock and livestock products generated over three- quarters of Utah's agricultural income with beef cattle and milk leading this sector. Livestock and poultry are the foundation of Utah agriculture. Abundant rangelands support livestock production and more than 6,000 cattle ranching families.

Utah farmers grow hay-the state's largest crop-to feed beef and dairy cattle. Leading fruits are apples, cherries, peaches, apricots, and pears. Leading vegetables are onions, potatoes, and dry beans. Utah farmers also grow mushrooms and safflower. Nationally, Utah ranks second in mink pelt production; second in tart cherry production; second in wool production; fifth in safflower production; 17th in hog and pig production; 21st in dairy cow production; and 28th in beef cows.

Sales and Prices

In 2017, there were 800,000 beef cattle and calves, down from 820,000 in 2016 (a 2.4 percent decrease). Cattle and calves sales also decreased 4.9 percent over the same period from $515 million to $490   million. There were 550,000 hogs on Utah farms in 2017, a 21.4 percent year-over-year decrease. Pork sales, however, increased 2.7 percent from $141 million (2016) to $173 million (2017). Sheep and lambs totaled 275,000 in 2017, the same as 2016. There were 97,000 milk cows in 2017 compared to 92,000 milk cows in 2016, a 5.4 percent increase. The compensation price for milk also increased over the same period from $15.50/cwt to $17.70/cwt, a 4.2 percent increase.

Livestock, livestock products, and poultry sales increased 8.2 percent from $1.22 billion in 2016 to $1.32 billion in 2017. Total crop sales, however, fell slightly from $424 million in 2016 to $414 million in 2017, a 2.2 percent decrease.

Total agriculture sales figures do not reflect the value of commodities produced and used on Utah farms and ranches, such as hay, grain, and corn fed to livestock. By incorporating livestock feed sales, the overall contribution of agriculture production would increase by approximately 40 percent.

Significant Issues

Animal agriculture is the foundation of Utah agriculture. Ranching operations require a combination of private and public lands to be sustainable and economically viable. Ranchers face tremendous uncertainty with 67 percent of Utah lands under federal control. Predation, led by coyotes, is continually problematic for sheep, cattle, and poultry producers, especially on or near public lands.

Agriculture Sustainability

Each Utah farm or ranch is different. While traditional farms (e.g. ranchers on horseback surrounded by their animals, or a farmer in a large field on a tractor) generate the majority of Utah agricultural products, urban farms also add to Utah's local food supply.

Conversely, Utah's population growth, land prices, fluctuating operating costs, and variable agricultural product market prices continue to pressure the conversion of fruit, vegetable, and other farmland into residential and commercial development. Agriculture diverts approximately 82 percent of developed water, but returns more than half of it back into the ecosystem. In the nation's second most arid state, growth continues to pressure the conversion of agricultural water to municipal and industrial uses.

2019 Outlook

Agriculture production and processing play a role in Utah's diverse economy. Developing countries, expanding global markets, and changing consumer food purchasing behaviors, keep Utah's production agriculture industry changing and in demand.

Continued drought conditions, increased catastrophic wildfires, prolonged tariffs, and federal land management policies create uncertainty and limit the potential for greater economic contribution by Utah agriculture, especially for rural communities.

Real Estate and Construction

2018 Overview

The value of Utah's permit-authorized construction in 2018 was $8.0 billion, the third highest year ever in current dollars and the sixth highest year in inflation-adjusted dollars. The peak construction value was in 2006, in the run-up to the Great Recession, when permit-authorized construction inflation-adjusted value totaled $9.2 billion. The 2018 estimate includes the value of residential and nonresidential construction and additions, alterations and repairs.

Residential Construction

Residential construction value accounts for 58.6 percent of total construction value. In 2018 the value of residential construction was $4.7 billion, 0.5 percent higher than in 2017. The number of residential units receiving building permits grew from 22,292 in 2017 to 24,000 in 2018, a 4.7 percent increase. Single-family construction increased to 12,960 units from 12,052 units in 2017. Utah leads the nation in single-family unit permit recovery. Issued permits in 2017 were at 72.0 percent of their peak in 2005. Comparing surrounding states, Colorado has recovered 61.0 percent, Idaho 57.0 percent, Arizona 35.0 percent, and Nevada 34.0 percent.

The multifamily market continues to be strong as the need for more affordable units grows. The number of multifamily units increased from 10,553 in 2017 to 10,800 in 2018. Product shifts in the multifamily market are driving the growth as the share of condominium and townhomes increased, for the first time, to more than 50.0 percent of all multifamily units.

While Utah's housing market continues to be strong, it has many challenges regarding affordability and availability. Particularly, the increase in median sales prices is drastically outpacing the increase in median household incomes. While the median sales price increased 44.0 percent between 2013 and 2018, household incomes grew by 20.8 percent.

Additionally, at 4.5 percent the 30-year mortgage rate for 2018 is the highest since 2010, when it was 4.7 percent. The combination of rising prices and interest rates has increased the median mortgage payment from $1,343 in 2013 to $1,965 in 2018, an increase of 46.0 percent. To keep the mortgage payment at 30.0 percent of household income, a $1,343 monthly mortgage payment requires an annual household income of $53,717, while a monthly mortgage payment of $1,965 requires an annual income of $78,637.

Utahns are also dealing with a housing shortage. Historically the number of new housing units exceeds the increase in households by about 10.0 percent, due to vacancies and second home construction. This has been the case over the past 40 years. But in the last few years the increase in households has been greater than the increase in housing units, which explains, at least in part, the tight housing market. The market is characterized by very low apartment vacancy rates and rising rental rates, as well as a limited number of "for sale" listings of existing homes. Home builders also complain that labor shortages, land availability, and municipal regulations are creating bottlenecks that are reducing the supply of new homes. These market conditions confirm that Utah is currently experiencing a housing shortage, which limits housing opportunities for both renters and homebuyers.

Nonresidential Construction

The value of Utah's permit-authorized nonresidential construction in Utah in 2018 was $2.1 billion, the seventh highest year on record (inflation-adjusted). Utah's nonresidential construction sector, while down slightly from a record-setting 2016, was led by office and industrial construction. Some of the drop in value is due to fewer permits for buildings and structures related to the Salt Lake City International Airport expansion. Nonresidential construction activity in 2018 is concentrated in the Wasatch Front counties and Washington County.

The biggest increase in nonresidential construction value was seen in the industrial sector, which grew approximately 4.0 percent in 2018. This was driven by several large manufacturing projects, along with permits associated with the Salt Lake City International Airport expansion.

Permits were issued for nearly $476 million in office construction, down approximately 3.0 percent from a record-setting 2017. Salt Lake City, Lehi, West Valley City, St. George, and Pleasant Grove accounted for almost half of statewide nonresidential construction value.

In summary, the $8.0 billion in permit-authorized construction activity in 2018 includes $4.7 billion of residential construction, $2.1 billion of nonresidential construction, and $1.2 billion of additions, alterations and repairs.

2019 Outlook

The 2019 forecast for the value of permit-authorized construction in Utah is $7.7 billion, decreasing about 5.0 percent from 2018. The value of residential construction is expected to be $4.7 billion, unchanged from 2018.

The number of residential units is forecast to decrease from 24,000 units in 2018 to 23,230 units in 2019. This decrease is driven by slower demographic growth and rising interest rates, along with affordability and cautious home builder sentiment.

A decrease of 7.5 percent in the single-family sector will bring the unit count from 12,960 in 2018 to 12,000 in 2019. Multifamily activity is projected to increase approximately 2.0 percent from 10,800 in 2018 to 11,000 in 2019. However, in terms of composition there will be a shift to more condominiums and townhomes and a modest decline in apartment construction. About 230 cabins and manufactured homes will receive building permits in 2019.

The value of permit-authorized nonresidential construction in 2019 is forecast to decline by 17.0 percent to $1.8 billion, still a level of activity above the annual average since 2000 of $1.7 billion (inflation- adjusted). In 2019 the traditional sectors of nonresidential construction-office, industrial, retail, hospitals, and churches-will continue at high levels of activity, benefitting from Utah's strong job market and expanding population.

In summary, the $7.7 billion in permit-authorized construction activity in 2019 will include $4.7 billion of residential construction, $1.8 billion of nonresidential construction, and $1.2 billion of additions, alterations and repairs.

Energy

2018 Overview

Utah's energy landscape is undergoing significant changes, some of which are related to worldwide trends, while others are more Utah or western U.S. specific. The more noteworthy changes include: 1) the partial rebound in crude oil prices after the 2015 crash and the subsequent increase in Utah crude oil production; 2) the continued low natural gas price, which directly affects exploration in Utah; 3) the exponential increase in residential rooftop solar capacity, along with implementation of energy efficiency measures, which have changed Utah's electricity demand growth; and 4) the reduction in coal-fired power generation in Utah and related reduction in coal demand due to an increase in renewable  and natural gas-generated electricity.

Utah's crude oil price dropped from a high of about $100 per barrel in the summer of 2014 to a low of about $20 a barrel in early 2016, but has subsequently rebounded to about $60 per barrel in 2018. After two years of decline (2014 to 2016), crude oil production increased in 2017 by 13 percent and again in 2018 by 7 percent as a result of stronger prices. In contrast, natural gas prices have remained low for the past four years due to oversupply from the country's prolific shale reservoirs. As a result, drilling for gas in Utah has virtually stopped and production has declined by 40 percent since the peak reached in 2012. Between 2015 and 2017, 855 megawatts (MW) of new utility-scale solar capacity came online in Utah, more capacity than wind, hydroelectric, geothermal, and biomass combined. This surge in solar also occurred in the residential sector-the total installed residential PV capacity in Utah has increased from just 6 MW in late 2013 to 177 MW in late 2018.

Coal production in Utah is near a 30-year low as out- of-state demand, especially from Nevada and California, dramatically declined as coal plants shut- down or convert to natural gas. Production of electricity in Utah has decreased significantly in the past 10 years (down 17 percent), mostly from coal-fired power plants (down 33 percent overall and currently accounting for 65 percent of total), while natural gas-fired power plants (21 percent of total) and renewable resources (13 percent of total) have greatly increased their share of total generation.

Consumption of petroleum products is expected to reach record levels in 2018 as prices remain relatively low, and consumption of natural gas is also expected to increase. Electricity consumption has grown at a modest 0.6 percent per year for the past five years, in contrast to the historical 3-4 percent annual growth rate. This reduction in growth is partially attributed to the increase in rooftop solar installations, which offsets electric demand from power plants, but more significant is an increase in implementation of energy efficiency measures. Utah will continue to be a net-exporter of energy by producing more natural gas, coal, and electricity than is used in-state, but will remain reliant on other states and Canada to satisfy our demand for crude oil and petroleum products.

Petroleum

Production. From 2003 to 2014, crude oil production in Utah experienced a substantial resurgence due to new discoveries in central Utah and increased exploration and development in the Uinta Basin-the latter fueled by dramatic increases in crude oil prices over those years as well as the advancement of horizontal drilling. Crude oil production reached 40.9 million barrels in 2014, over triple the production achieved in 2003. Following a large decline in the price of crude oil, production dropped 9.2 percent in 2015 to 37.1 million barrels and dropped an additional 18 percent in 2016 to 30.5 million barrels. However, as prices increased in the past few years, crude oil production followed, reaching 34.5 million barrels in 2017 and estimated to reach 36.8 million barrels in 2018. Total crude oil pipeline imports increased to 40.3 million barrels in 2016, making up for declining Utah production coupled with increases in refinery capacity, but declined to 36.9 million barrels in 2017 and 35.9 million barrels in 2018 as Utah production increased by about 6 million barrels . Refinery receipts-the amount of crude oil delivered to Utah's five refineries-reached a record high of 67.3 million barrels in 2017 as refineries increased their capacity by about 9 percent, but retreated to 65 million barrels in 2018, partly due to a fire at the Holly refinery that reduced capacity for a time . Estimated exports of Utah crude oil peaked in 2014 at 15 million barrels, coinciding with a peak in production. After dropping to 4 million barrels in 2017 due to lower production rates and record refinery receipts, exports are estimated to increase to nearly 8 million barrels in 2018.

Prices and Value. Following worldwide trends, Utah's crude oil price began to decline in late 2014 (from about $85 per barrel) and continued to decline through much of 2015 (down to a low of about $28 per barrel). It averaged $36.92 in 2016, a price not seen since 2003. Prices steadily increased through 2017 and into early 2018, stabilizing near $60 a barrel for most of the year, but have begun to  decline again in late 2018 (down to about $50 a barrel), resulting in an estimated average price for 2018 of $57 per barrel. The overall increase in price, coupled with a resultant increase in production, pushed the value of Utah's produced crude oil to $2.1 billion in 2018, the highest in the last four years, but only two-thirds of the record value of $3.2 billion set in 2014. Following suit, Utah's average price for regular unleaded motor gasoline and diesel also increased in 2018 to $2.84 and $3.24 per gallon, respectively.

Consumption. Utah's refined petroleum production increased to a record 78.5 million barrels in 2017 as a result of several refinery capacity expansions, but retreated in 2018 to 75.3 million barrels. Refined petroleum product imports from Wyoming via the Pioneer pipeline increased slightly to 15.8 million barrels in 2018, and Utah refineries were able to export 31.7 million barrels of petroleum products via pipeline to other states. As demand increases due to a growing economy and increased population, Utah's total petroleum product consumption is estimated to increase to a new high of 57.1 million barrels in 2018, the largest share of which is motor gasoline (51 percent) followed by diesel fuel (26 percent).

Natural Gas

Production. Utah's natural gas production peaked in 2012 at 491 billion cubic feet (Bcf) but has since retreated to 295 Bcf in 2018, the lowest in the past 15 years, as prices have softened. Dry production and actual natural gas sales also decreased to 285 and 257 Bcf, respectively. Similarly, natural gas liquids production decreased to about 4 million barrels. Nearly all of Utah's natural gas production comes from conventional reservoirs; only a few unconventional shale gas exploratory wells have been drilled, all before the price declined in 2015. With the current low price of natural gas, drilling rigs in Utah are focused solely on liquid-rich plays.

Prices and Value. The average wellhead price for natural gas in Utah decreased 49 percent between 2014 and 2016 (from $4.35 per thousand cubic feet [Mcf] to $2.24 per Mcf) but rebounded by 21 percent to $2.72 per Mcf in 2017 and increased again in 2018 to $2.80. Unfortunately, prices in the $2 range are not conducive to any new natural gas exploration or development. In contrast to the 2018 decrease in wellhead price, the residential natural gas price increased 7.2 percent to $9.70 per Mcf. The lower overall production of both natural gas and natural gas liquids, coupled with the steady low prices, resulted in a 2018 value of natural gas production of $970 million.

Consumption. Natural gas consumption in Utah has been volatile over the past few years, mostly due to large swings in the electric utility market. Overall consumption increased by 7.5 percent in 2018 to  239 Bcf, which includes a significant 44 percent increase in consumption at Utah's natural gas power plants. In contrast, consumption from the residential, commercial, and industrial sectors stayed mostly steady. Utah consumes only about 81 percent of in-state production, making Utah a net exporter of natural gas.

Coal

Production. Utah coal production is expected to decrease 1.5 percent in 2018 to 14.2 million short tons, well below the 24.5 million tons averaged in the 2000s. Declining Utah coal production started during the 2008 recession, but demand has not rebounded like other energy commodities since coal has dropped out of favor as a fuel for electric and industrial needs. Production at the three Wolverine (formerly Bowie) mines-Skyline, Dugout, and Sufco-decreased about 1.5 million tons in 2018 but still accounted for 68 percent of Utah's total coal production. The Murray-owned West Ridge mine shut down in late 2015 and the longwall mining machine was shifted to the Lila Canyon mine, which has since ramped up production to 2.6 million tons and has capacity to produce more if market conditions improve. The Deer Creek mine closed in early 2015, while the nearby Castle Valley mine has kept steady production of about 1 million tons per year. The Coal Hollow mine in southern Utah will produce roughly 600,000 tons in 2018 from their surface mine on private land. The BLM recently completed an environmental impact statement for federal land in the Alton coal field, which could soon come up for lease. Bronco Energy recently reopened the Emery mine, cutting new portals in spring 2017, and produced about 400,000 tons in 2018, with possibilities to produce more if customers can be found.

Prices and Value. The average mine-mouth price for Utah coal decreased 3.6 percent in 2018 to about $34 per short ton, still a relatively high price in nominal dollars but well below the inflation-adjusted high of $99 per ton reached in 1976. Recent price declines are mostly related to the decrease in domestic demand. The end-use price of coal at Utah electric utilities, which includes transportation costs, increased slightly to $44 per ton in 2018. The value of coal produced in Utah totaled $483 million in 2018, the lowest nominal value since 2005 and well below the inflation-adjusted high of $1.3 billion recorded in 1982.

Consumption. Approximately 13 million short tons of coal were consumed in Utah in 2018, 96 percent of which was burned at electric utilities. Demand for coal in Utah has remained steady in recent years after a dramatic 17 percent decline between 2015 and 2016. Coke consumption in Utah ended in 2002 when Geneva Steel went out of business, and coal sales for industrial use (mostly cement and lime companies) have dropped to roughly 500,000 tons per year, which is less than half of the peak demand of 1.3 million tons reached in 1998. In the past, Utah was a significant net exporter of coal, but out-of- state domestic demand has dropped from a high of 16 million tons in 2001 to only about 1.8 million tons in 2018. Utah's foreign exports peaked in the mid- 1990s at about 5 million tons, then dropped to near zero in the mid-2000s. However, the foreign export market has seen a resurgence in recent years, increasing to an estimated 3.5 million tons in 2018.

Electricity (Including Renewable Resources)

Production. Electricity generation in Utah increased 3.7 percent to 38,800 gigawatthours (GWh) in 2018, but remains 17 percent below the peak generation reached in 2008. This large reduction over the past 10 years is the result of several factors, including recession-related decreases in demand, increased energy efficiency measures, an exponential increase in residential rooftop solar (which is not captured in the utility-scale generation numbers), and a  reduction in demand for coal-fired generation from out-of-state users, particularly California. Coal-fired electric generation once dominated Utah's electric portfolio, providing 94 percent of electric generation in 2005. In 2018, coal accounted for only 65 percent of electric generation; significant increases in natural gas generation (21 percent) and renewable sources (13 percent) have broadened Utah's generation portfolio. The largest change in Utah's electricity sector is the recent exponential increase in utility-scale PV solar capacity. Between mid-2015 and the end of 2016, 855 MW of new utility-scale solar capacity came online, more than wind, hydroelectric, geothermal, and biomass combined. Solar now accounts for a remarkable 5.9 percent of Utah's total electric generation. In contrast, Utah' s fleet of coal- fired power plants has experienced a 33 percent reduction in net generation, most significantly from the lntermountain Power Plant (reduction of 42 percent), Huntington (reduction of 24 percent), Hunter (reduction of 16 percent), and the closure of the Carbon plant.

Prices. The overall price of electricity in Utah has remained mostly steady over the past five years. Utah's 2018 average electric rate of 8.2 cents per kilowatthour (kWh) for all sectors of the economy is about 20 percent lower than the national average of 10.5 cents. This lower rate is mostly attributed to Utah's established fleet of coal-fired power plants, which supply 65 percent of electricity generation in the state, and low natural gas prices. The residential price of Utah's electricity decreased 3.2 percent in 2018 to 10.6 cents per kWh, which is lower than the national average of 12.9 cents per kWh.

Consumption. In general, from 1980 to 2013, electricity consumption has averaged a 3.3 percent increase annually, mirroring Utah's population rate increase (2.1 percent per year) combined with the increasing rate of consumption per capita (1.3 percent per year). However, after an initial 1.4 percent decrease from 2013 to 2014, the annual rate of electricity consumption increase dropped to an average of 0.6 percent. 2018 consumption totaled about 30,750 GWh (which is a new record high). This reduced rate is most likely related to the implementation of energy efficiency measures combined with a dramatic increase in residential rooftop solar (as stated earlier, rooftop solar electric generation and consumption reduces demand; the data are not captured within the consumption totals). Utah remains a net exporter of electricity, using only 79 percent of in-state electric generation.

2019 Outlook

Production and Consumption. Utah began 2018 with 12 rigs drilling for oil, but throughout the year this number has dropped to about 5, significantly lower than typical. However, many of these new oil wells are long horizontals targeting the Green River Formation in the Uinta Basin and most have been very successful, hence Utah's total oil production is once again on the rise. Total crude oil production rebounded from the 2016 low, increasing 13 percent in 2017 and another 7 percent in 2018, and is expected to continue this upward trend in 2019 (perhaps by another 5-8 percent). At the same time, demand for petroleum products in Utah will continue to increase as the economy remains strong and prices for motor gasoline remain below $3.00 a gallon. In contrast, only very minor drilling for   natural gas has taken place in the past several years, resulting in a continued decrease in gas production-with 2019 production possibly hitting a low not seen since the late 1990s. Currently, no plans exist for the construction of additional natural gas power plants in Utah, so consumption will continue to fluctuate depending on the severity of the heating and cooling seasons and the amount of generation at the existing peaking plants. Coal production in Utah is expected to remain in the 14- to 15-million-ton per year range for the near future, as in-state demand has stabilized around 13 million tons a year, and out-of-state demand continues to be weak (less than 2 million tons per year). Utah coal deliveries to the foreign export market have seen a modest jump in the past few years, and potential remains for access to a strong overseas market which could push production higher in coming years. Electricity consumption should only modestly increase in the next few years as more rooftop solar is installed and energy efficiency measures continue to offset demands from a growing population.

Prices. Utah crude oil prices bottomed out at about $26 per barrel in early 2016 but rebounded to about $60 per barrel for most of 2018. However, by early December 2018, crude prices dropped again to about $48. Questions linger about whether prices will return to the highs seen in the early 2010s, but most estimates indicate prices should remain in the $50-$60 range for the foreseeable future as worldwide supply continues to adjust to increased success in exploration. The price of natural gas has remained in the mid- to upper $2.00-per-Mcf range for the past four years (excluding brief price spikes similar to the current, late-2018, spike to over $4 per Mcf), and projections indicate the price will likely stay in the upper $2 range for several more years as supply greatly outpaces demand. A possible increase in domestic liquefied natural gas exports could help reduce the current oversupply, but this could take many years to fully materialize. Utah's mine-mouth coal price will remain relatively flat and is expected to average in the mid-$30-per-ton range in coming years. With regard to electricity, Utah's well-established coal-fired power plants, as well as a new fleet of natural-gas plants and nearly 1 GW of new solar capacity, will assure affordable, reliable electric power for the foreseeable future and help keep Utah's electricity prices nearly 20 percent below the national average.

Minerals

2018 Overview

The Utah Geological Survey (UGS) projects an estimated gross production value of metallic and industrial mineral commodities in 2018 of $3.3 billion, an increase of about $482 million (17 percent) from the value in 2017. This increase in total value is primarily a result of higher commodity prices and increased production from the Bingham Canyon mine.

The U.S. Geological Survey reports the 2017 value of Utah's nonfuel (metallic and industrial) minerals production ranks eighth nationally, accounting for 3.5 percent of the total U.S. nonfuel minerals production. The UGS's 2018 production values are derived primarily from annual industry production surveys, corporate quarterly reports, and discussions with mining industry professionals.

Utah's 2018 estimated $3.3 billion total mineral value broken-down by mineral industry sector consists of a base metals value of $1.8 billion (55 percent), precious metals value of $295 million (8.9 percent), and industrial minerals value of $1.2 billion (36 percent). Utah's base metal production includes copper, magnesium, beryllium, and molybdenum, in decreasing order of importance. Gold is Utah's top precious metal, followed by silver. Utah also produces a long list of industrial mineral commodities including potash, salt, magnesium chloride, sand and gravel, crushed stone, Portland cement, lime, limestone, phosphate, Gilsonite, and a variety of less valuable mineral products.

The massive April 2013 Manefay landslide at Kennecott Utah Copper's Bingham Canyon open-pit copper-gold-molybdenum-silver mine had a significant negative impact on Utah's mineral production value from 2013 to 2018, and these negative consequences may linger into 2019.

However, Bingham's mineral production has nearly doubled since 2015 and Kennecott has announced plans for a long-term pit expansion, called the south wall pushback, which is expected to extend the mine life through 2027.

Copper production from both the Lisbon Valley copper mine in San Juan County and the CS Mining copper mine in Beaver County was suspended in mid-2016 as a result of falling copper prices. While the Lisbon Valley open-pit heap leach resumed operations, CS Mining went through bankruptcy. The CS open-pit copper operation was acquired by Tamra Mining Company, LLC and restarted production in late 2017. Both properties continue to produce copper, but at reduced levels.

Metal production from the Materion Natural Resources beryllium mine in Juab County and the US Magnesium, LLC magnesium operation in Tooele County remains relatively unchanged. The CML iron mine west of Cedar City closed due to low iron ore prices in October 2014 and has not reopened.

Uranium mining operations in southeastern Utah have remained closed since 2012 as a result of continuing low uranium prices, which has also resulted in the loss of their byproduct vanadium production.

Based on company projections, change in production of most industrial mineral commodities from 2017 to 2018 will not be significant. However, U.S. Geological Survey data from the first half of 2018 suggest that construction aggregate production is up 12 percent in 2018 compared with 2017 after falling the previous year. Construction aggregate, consisting of sand and gravel and crushed stone, is one of the more significant commodities in Utah. Production of construction aggregate will likely remain relatively high over the next few years due to ongoing construction of the Salt Lake City airport and other construction driven by Utah's increasing population.

Metal exploration and development activities in Utah rebounded slightly in 2018. The Goldstrike mining district in northwestern Washington County has seen an unprecedented 500 hole drilling campaign by Liberty Gold over the last four years. This campaign has produced an indicated and inferred resource of 85,388,000 tons at 0.49 ppm gold for a total of 1.22 million contained ounces at a 0.2 ppm gold cutoff. Similarly, TriMetals Mining is defining a small, open-pit gold-silver resource in the Gold Springs district of westernmost Iron County. They have defined an indicated and inferred resource of 32,894,000 tons at 0.55 ppm gold and 10 ppm silver for a total of 528,000 ounces of gold and 9,596,000 ounces of silver at a 0.25 ppm gold cutoff. Alderan Resources is pursuing copper targets in the San Francisco mining district in Beaver County. They have completed about 20 core holes primarily near the old Cactus and Imperial copper mines. A recent hole intersected an encouraging 177 ft of 1.4 percent copper with silver and gold credits. Kennecott also continues its long-term program to discover additional mineral resources in the Oquirrh Mountains of Salt Lake and Tooele counties. In addition to these programs, exploration continues in the Tintic district, Juab County; Gold Hill district, Tooele County; Henry Mountain district, Garfield County; and Drum Mountain district, Juab and  Millard counties. New in 2018 is interest in vanadium exploration due to its rapidly escalating demand and price. Vanadium has been an important byproduct from some of the uranium mines in southeast Utah and this new exploration effort has been focused there.

Recent exploration of industrial minerals has focused primarily on lithium and frac sand. Several thousand lithium claims were filed in 2016 and 2017 on Utah BLM land, and minor assessment work was performed in conjunction with these claims.  Lithium exploration has been driven by a surge in global demand and increasing prices, but interest will likely wane as large producers and advanced exploration projects in Australia and South America increase production and move toward development.  Interest in frac sand is a response to the oil and gas industry's trend of using ever increasing amounts of sand in hydraulic fracturing of wells. Several areas in Utah have been investigated for frac sand resources, but no projects have made significant advances towards production. Interest may subside somewhat following the completion of a frac sand rail terminal in Wellington, Utah.

Earlier in the decade, several potash exploration projects were active in Utah. Although interest in potash overall has waned, one project continues to advance. Crystal Peak Mineral's Sevier Lake potash project completed a feasibility study in 2018 and continues to make progress on its EIS. They intend to produce potassium sulfate, a more valuable type of potash than the typical potassium chloride.

2019 Outlook

Growing base and precious metal production from a recovering Bingham Canyon mine will likely result in an increase in the value of metals in 2019. Industrial minerals production and value is expected to remain stable through 2019, with no anticipated substantial swings in commodity prices or production. In summary, the UGS estimates that the gross production value of Utah's metallic and industrial mineral commodities in 2019 will be incrementally higher than 2018 totals, driven by higher production at the Bingham Canyon mine.

Tourism and Travel

2018 Overview

Utah's tourism and travel sector experienced continued economic growth in 2018, including record- level visitor spending, jobs and wages, state and local tax revenue, and park visits. At the time of publication, year-to-date travel-related sales tax revenues, such as transient room, restaurant, and resort communities' sales, were trending 5.0 percent higher than 2017 revenues. During the first three quarters of 2018, 26 of Utah's 29 counties experienced year-over-year increases in transient room tax revenue. Additionally, total taxable sales in the leisure and hospitality sector increased 7.0 percent during the first half of 2018, while gas station, grocery store, and other travel-related retail sales increased around 6.0 percent.

During the first half of 2018, travel-related jobs in Utah's private leisure and hospitality sector experienced a 3.5 percent year-over-year increase (slightly lower than all other sectors combined) and wages increased 6.8 percent (compared to 8.9 percent for all other sectors).

Despite below-average snowfall and a year-over-year decrease in skier visits, Utah's 2017-2018 skier spending was the second highest on record since 2010-2011. Prior to the 2017-2018 ski season, the Utah Office of Tourism (UOT) launched a new "Mountain Time" marketing campaign highlighting airport-to-resort proximity, which produced 95,000 incremental (ad-influenced) ski visits.

In spring 2018, UOT reran their Mighty 5®/Road to Mighty® ad series in both national and spot markets, generating increased ad awareness and travel to the state. Visitation to Utah's national parks and places increased 6.2 percent from January to October 2018 compared with the same period in 2017, while Utah state park visits increased 4.6 percent.

This year, Utah's Board of Tourism Development allocated more than $3.9 million in cooperative marketing matching funds, as well as an additional $676,000 through its Cafeteria Co-op Marketing Program matching funds. Cooperative marketing programs enable destination-marketing organizations such as convention and visitor bureaus, county tourism offices, and nonprofit organizations to combine their marketing dollars with UOT matching funds to promote a wide variety of statewide destinations and events.

In 2018, Utah became the first and only state to receive a Michelin three-star rating. Although Michelin usually awards one to three stars for particular state attractions, Michelin awarded the entire state of Utah a three-star "exceptional" designation, denoting the state as a destination "worth a special journey in itself."

In April 2018, the National Park Service (NPS) announced modest entrance fee increases at 115 national parks (including all five of Utah's national parks). The NPS implemented the fee increases to address an almost $12 billion national park maintenance backlog. House Natural Resources Committee Chairman Rob Bishop and Representative Raul Grijalva introduced legislation to earmark national park infrastructure maintenance funding to further address this backlog.  Both House and Senate committees approved the bill, which currently awaits review by both chambers of Congress.

News media outlets announced in November that officials approved sales and property tax incentives for the construction of a 29-story Salt Lake City convention hotel.  With construction slated for fall 2019 and hotel completion targeted for spring 2020, the $337 million hotel will house over 700 rooms in addition to ballrooms, meeting spaces, and rooftop amenities. The new convention hotel aims to attract some of the world's largest gatherings, which could generate millions of dollars in visitor spending.

In October 2018, the Utah Tourism Industry Association hosted its annual Utah Tourism Conference at Salt Lake City's Salt Palace Convention Center. This year the conference convened a record 500 local and national travel partners and industry experts to share tourism and travel industry information, ideas, and best practices.

Finally, a year after President Trump directed a reduction in Bears Ears and Grand Staircase-Escalante National Monuments, Representatives John Curtis and Chris Stewart proposed legislation to create two new monuments (Curtis) and a national park (Stewart) within the previously designated monument areas. Congress did not pass either measure. U.S. District Judge Tanya Chutkan, who is reviewing pending lawsuits regarding the national monument reductions, is considering motions to dismiss the cases.

2019 Outlook

Although the U.S. travel industry remained strong in 2018, travel industry forecasters predict slower growth in the coming year. Taking into account European economic uncertainty, rising U.S./ China trade tensions, and a general "cooling" of the global economy,  the U.S. Travel Association forecasts domestic person-trips to decelerate and international person-trips to remain flat in 2019. That said, continued business investments, firming wages, and heightened U.S. consumer confidence lead forecasters to predict a 4.0 percent year-over-year increase in domestic and international visitor spending. Utah's 2019 tourism and travel outlook also remains optimistic. In the year ahead, it is estimated that Utah's tourism and travel industry will experience a 2.0 percent increase in jobs, a 4.0 percent increase in sales, and a 5.0 percent increase in tax revenues.

Nonprofit Sector

2018 Overview

The nonprofit sector plays a role in Utah's economy by fulfilling community needs unmet by public and private organizations. Registered 501(c)(3) public charities classified as serving the public interest in an educational, scientific, public, or religious manner  can claim federal tax-exempt status. Because of its scope and representation, Utah's nonprofit sector generates statewide socioeconomic impacts.

In October 2018, there were 10,014 registered tax- exempt organizations in Utah, 82.0 percent of which were registered 501(c)(3) public charities.  Utah 501(c)(3) charities have increased 51.0 percent over the past five years from 5,444 in 2014 to 8,214 in 2018.

Most state-funded universities and religious institutions are 501(c)(3) public charities. The majority of 501(c)(3) charities are underrepresented because they are not required to file an IRS Form 990 (unless they request public grant money and/or make less than $25,000 annually) . In 2018, nearly three-quarters (74.0 percent) of Utah registered public charities did not file an IRS Form 990 compared with 60.0 percent in 2017.

Public charities are located throughout Utah with nearly half located in Salt Lake County (46.9 percent), followed by Utah County (13.5 percent), Davis County (7.9 percent), and Weber County (7.0 percent).

In 2018, Utah nonprofit organizations reported a combined total gross revenue of over $14.2 billion - an increase of $4.9 billion (or 34.5 percent) from 2017. As of October 2018, Utah public charity assets totaled $30.0 billion, reflecting a $10.0 billion increase over the last five years. Of the $30.0 billion in assets, $24.6 billion was held in registered 501(c)(3) public charities.

Nearly all (99.0 percent) Utah registered 501(c)(3) public charities reported annual revenues  below $500,000. The other 1.0 percent, which includes IHC Health Services Inc., Western Governors University, and the Center for Excellence in Higher Education Inc., reported a combined revenue of over $6.3 billion, or 44.4 percent of all tax-exempt organizations' total gross revenue.

2019 Outlook

Utah's unemployment rate remains low at 3.2 percent, resulting in employer market confidence.  Every other year nonprofit organization leaders supply compensation and benefit data to the Utah Nonprofits Association. Through the 2018 collection period, nonprofit employers provided salary data. According to the 2018 report, public charity employers with annual budgets of $250,000-$500,000 intended to increase their employee salaries. Specifically, 30.0 percent of employers in this category indicated a 0.0 to 3.0 percent salary increase and 35.0 percent a 3.0 to 5.0 percent increase. Public charities in the next budget category ($500,000-$750,000) also projected salary increases, with 50.0 percent anticipating a 0.0 to 3.0 percent increase and 10.0 percent a 3.0 to 5.0 percent increase.  Of all reporting nonprofits, none planned to decrease employee salaries in the coming year.

In the most recent Volunteering in America report, Utah remains first in the nation for its volunteer efforts-a trend that is expected to continue.  Forty percent of Utahns surveyed reported doing something positive for their neighborhood, and 51.0 percent volunteer.  Utah volunteerism directly correlates to an increase of human capital and expertise at public charities across the state, thus strengthening the sector.

Preparation for the 2020 Census has begun for community-based and public charities across Utah. The goal of the U.S. Census Bureau is to obtain a complete and accurate enumeration of all Utah residents, which affects the distribution of federal funds to the state. In 2019, Utah public charities will continue to work with the U.S. Census Bureau on education and outreach campaigns.

Various federal policies may affect public charities in Utah and across the country. Some of those policies include maintaining nonprofit nonpartisanship and a potential tax on public charities under the Unrelated Business Income Tax provisions associated with trade businesses and nonprofits. The Utah Nonprofits Association will continue to monitor federal policy throughout the year as these issues and others remain fluid and fast moving.

STATE OF UTAH GOVERNMENTAL ORGANIZATION

The following description of State government emphasizes those functions of government related to finance, administration and planning of State government, and is not intended as a detailed description of all functions of the State's government.

Constitutional Departments

The Constitution of the State (the "State Constitution") divides the powers of government among the legislative department, the executive department and the judicial department.

Legislative Department. The legislative department is composed of the Senate and the House, which constitutes the State of Utah Legislature ("Legislature"). The Legislature exercises the legislative power of the State and meets in regular session annually beginning in January. Among other things, the Legislature imposes taxes to provide revenues and makes appropriations to carry out all the activities of State government.

Executive Department. The elected constitutional officers of the executive department are the Governor, Lieutenant Governor, State Auditor, State Treasurer (the "State Treasurer"), and Attorney General. The Governor is the chief executive officer of the State.

Judicial Department. The State Constitution vests the judicial power of the State "in a supreme court, in a trial court of general jurisdiction known as the district court, and in such other courts as the Legislature by statute may establish." Under such authority, the Legislature has established the Court of Appeals, juvenile courts and justice courts.

Certain Other Administrative Bodies

Utah State Tax Commission. The Utah State Tax Commission (the "State Tax Commission") is responsible for, among other things, administering and enforcing the tax laws of the State, formulating State tax policy, assessing certain properties, and collecting various State taxes.

Department of Administrative Services. The Department of Administrative Services coordinates the agencies that provide administrative support to State government and is presently composed of various divisions including, but not limited to, the Division of Finance and the Division of Facilities Construction and Management ("DFCM").

Division of Finance. Among other things, the Division of Finance maintains financial accounts for State agencies, maintains a central accounting system, approves accounting systems of State agencies, approves proposed expenditures for the purchase of supplies and services requested by most State agencies, and issues financial reports of the State.

Division of Facilities Construction and Management. DFCM is responsible for the design and construction of the facilities used by all State agencies and institutions with some exceptions. DFCM is also responsible for the leasing of all facilities for State agencies with some exceptions. DFCM also manages and maintains many State facilities and allocates space among State agencies.

State Building Board. The State Building Board acts as a policy-making board for DFCM. The board is responsible for preparing and maintaining a five-year building plan for the State, establishing design and construction standards for State facilities, and establishing procurement rules relating to State facilities.

Governor's Office of Management and Budget. The Governor's Office of Management and Budget prepares the Governor's budget recommendations, monitors state agency expenditures, forecasts and monitors revenues, coordinates state planning activities, and oversees the management of state agency business practices.

State Bonding Commission. The Lieutenant Governor (as designee of the Governor), the State Treasurer, and a third person appointed by the Governor constitute the Commission. The Commission, following authorization by the Legislature, is responsible for the issuance of the State's general obligation and revenue bonds.

Department of Transportation. UDOT is responsible for the planning, design, construction and operation of transportation facilities within the State. The Transportation Commission is a citizen commission charged with policy and programming oversight of UDOT. All expenditures for highway construction projects must be authorized by the Transportation Commission after review and prioritization by UDOT.

Legal Borrowing Authority For General Obligation Bonds

Constitutional Debt Limit. Article XIV, Section 1 of the State Constitution limits the total general ob-ligation indebtedness of the State to an amount equal to 1.5% of the fair market value of the total taxable property of the State, as shown by the last assessment for State purposes before incurring such debt (the "Constitutional Debt Limit").

Constitutional Debt Limit Estimate Using Calendar Year 2018 (Fiscal Year 2019) Estimated Taxable Valuation. Based on estimated ad valorem property tax reports from the State Tax Commission, the Calendar Year 2018 (Fiscal Year 2019) estimated fair market value of ad valorem taxable property and valuation for fees in lieu property is approximately $415.1 billion, leaving the State approximately $3.75 billion of additional Constitutional Debt Limit in-curring capacity taking into consideration the outstanding general obligation debt and long—term contract liabilities. (Source: Municipal Advisor.)

Statutory Appropriations General Obligation Debt Limit. Title 63J, Chapter 3, of the Utah Code (the "State Appropriations and Tax Limitation Act"), among other things, limits the maximum general obliga-tion borrowing ability of the State. Under the State Appropriations and Tax Limitation Act, the outstand-ing general obligation debt of the State at any time may not exceed 45% of the maximum allowable State budget appropriations limit as provided in and subject to the exemption set forth in that act (the "Statutory Appropriations General Obligation Debt Limit"). The State Appropriations and Tax Limitation Act also limits State government appropriations based upon a formula that reflects changes in population and infla-tion.

On occasion, the Legislature has amended the State Appropriations and Tax Limitation Act to provide an exemption for certain general obligation highway bonds and bond anticipation notes from the limita-tions imposed by the State Appropriations and Tax Limitation Act. Of the State's current outstanding general obligation bonds of $2,273,275,000, $2,096,000,000 is exempt from the State Appropriations and Tax Limitation Act.

Outstanding General Obligation Indebtedness

The State has issued general obligation bonds for general administrative buildings, higher education buildings, highways, water and wastewater facilities, flood control facilities, technology, and refunding purposes.

Revenue Bonds And Notes

State of Utah Recapitalization Revenue Bonds. The State Bonding Commission is authorized, with prior approval of the Legislature, to issue "recapitalization" revenue bonds of the State to provide funds for certain of the State's revolving loan funds. Such State revenue bonds are secured principally by the payments on certain bonds, notes and other obligations owned by the State through such funds and by debt service reserve funds, and constitute "State Moral Obligation Bonds," but are not applied against the general obligation borrowing capacity of the State.

Average annual principal and interest payments on the State's recapitalization revenue bonds are ap-proximately $6.99 million for each Fiscal Year extending through Fiscal Year 2023 (Source: Municipal Advisor).

Other State Related Entities' Revenue Debt. Various State related entities have outstanding bonds and notes payable solely from certain specified revenues. None of these bonds or note issues are general obligations of the State and, therefore, such bonds or notes are not applied against the general obligation bor-rowing capacity of the State.

Most State related entities' revenue bonds and notes are issued by the State Board of Regents (for stu-dent loans and various capital projects) and the State of Utah, State Building Ownership Authority.

Lease Obligations

The State leases office buildings and office and computer equipment. Although the lease terms vary, most leases are subject to annual appropriations from the Legislature to continue the lease obligations. If a legislative appropriation is reasonably assured, long—term leases are considered non-cancellable for finan-cial reporting purposes.

Operating Leases. Operating leases contain various renewal obligations as well as some purchase op-tions. However, due to the nature of the leases, the related assets are not classified as capital leases. Any escalation clauses, sublease rentals and contingent rents are considered immaterial to the future minimum lease payments and current rental expenditures. Operating lease payments are recorded as expenditures or expenses of the related funds when paid or incurred.

Operating lease expenditures for Fiscal Year 2018 were $37.617 million for primary government and $33.618 million for discrete component units. The total future minimum lease payments for the State's op-erating leases for primary government totaled $94.619 million (with annual payments scheduled through Fiscal Year 2058). The total future minimum lease payments for the State's operating leases for discrete component units totaled $239.445 million (with annual payments scheduled through Fiscal Year 2058).

Capital Leases. Leases that in substance are purchases are reported as capital lease obligations in the government—wide financial statements and proprietary fund statements in the State's CAFR.

Primary government's total capital lease payments including principal and interest for Fiscal Year 2018 were approximately $2.941 million. The present value of the minimum lease payments of the State's capital leases for primary government totals approximately $33.132 million (with annual pay-ments scheduled through Fiscal Year 2043). The present value of the future minimum lease payments of capital leases for the State's discrete component units (which mostly are capital leases with certain col-leges and universities) as of Fiscal Year 2018 totaled approximately $197.065 million (with annual pay-ments scheduled through Fiscal Year 2043).

State Guaranty Of General Obligation School Bonds

Under the Utah School Bond Guaranty Act, Title 53-G-4-8 of the Utah Code (the "Guaranty Act") which took effect on January 1, 1997, the full faith and credit, and unlimited taxing power of the State is pledged to guaranty full and timely payment of the principal of, and interest on general obligation bonds ("Guaranteed Bonds") issued by eligible boards of education of State school districts ("Eligible School Boards"). The Guaranty Act is intended to reduce borrowing costs for Eligible School Boards by providing credit enhancement for Guaranteed Bonds.

In the event an Eligible School Board was unable to make the scheduled debt service payments on its Guaranteed Bonds, the State would be required to make such payments in a timely manner. For this pur-pose, the State may use any of its available moneys, seek a short—term loan from the State School Fund or issue its short—term general obligation notes. The Eligible School Board remains liable to the State for any such payments on Guaranteed Bonds. The State may seek reimbursement for such payments (plus interest and penalties) by intercepting State financial aid intended for the Eligible School Board. The Guaranty Act also contains provisions to compel the Eligible School Board to levy a tax sufficient to re-imburse the State for such payments.

The State Superintendent of Schools (the "State Superintendent") is responsible for monitoring the financial condition of each local school board in the State and reporting, at least annually, his or her con-clusions to the Governor, the Legislature and the State Treasurer. The State Superintendent must report immediately to the Governor and the State Treasurer any circumstances suggesting that a local school board will be unable to pay when due its debt service obligations (a "Report") and recommend a course of remedial action. Since the inception in Janu-ary 1997 of the Guaranteed Bonds program, the State has not been requested to make payments on any Guaranteed Bonds and has not received a Report from the State Superintendent.

As of February 5, 2019, the State has $3.414 billion principal amount outstanding of Guaranteed Bonds. Currently, the Guaranteed Bond program's annual principal and interest payments are scheduled through Fiscal Year 2039 (for Fiscal Year 2019 the program's current annual principal and interest pay-ments total approximately $431.97 million (including any federal interest subsidy payments on Build America Bonds)) (Source: Municipal Advisor). The State cannot predict the number of bonds that may be guaranteed in this year or in future years; no limitation is currently imposed by the Guaranty Act.

State Moral Obligation Bonds

Bonds issued by the State Board of Regents, recapitalization revenue bonds issued by the State Bond-ing Commission and certain qualifying bonds of the Utah Charter School Finance Authority may be se-cured by a pledge pursuant to which a designated official will certify to the Governor on or before De-cember 1 of each year the amount, if any, necessary to restore a capital reserve or debt service reserve fund to its required amount. In the case of revenue bonds issued to finance a capital project for an institu-tion of higher education, if so pledged, the chairman of the State Board of Regents will certify to the Governor on or before December 1 of each year any projected shortfall in the revenues necessary to make debt service payments in the forthcoming calendar year. Upon receipt of such a certification, the Gover-nor may, but is not required to, then request from the Legislature an appropriation of the amount so certi-fied. In the case of revenue bonds issued to finance a capital project for a qualifying charter school, if so pledged, an officer of the Utah Charter School Finance Authority will certify to the Governor on or before December 1 of each year the amount, if any, required to restore the amount on deposit in the debt service reserve fund of such qualifying charter school to the debt service reserve fund requirement. Upon receipt of such a certification, the Governor shall then request from the Legislature an appropriation of the amount so certified. In all cases, the Legislature is under no legal obligation to make any appropriation requested by the Governor. Bonds issued with such pledge are referred to herein as "State Moral Obliga-tion Bonds."

The following State Moral Obligation Bonds are outstanding:

State Board of Regents. The State Board of Regents has approximately $1.372 billion principal amount outstanding (as of November 30, 2018) of student loan revenue bonds of which approximate-ly $588.6 million are State Moral Obligation Bonds and $2.695 million principal amount outstanding (as of February 5, 2019) of other revenue bonds (for office space) which are State Moral Obligation Bonds.

Colleges and Universities.  In addition, the State Board of Regents (through its colleges and universities) has outstanding ap-proximately $1.266 billion of revenue bonds issued to finance capital projects at the State's institu-tions of higher education of which approximately $1.245 billion are State Moral Obligation Bonds (Source: Municipal Advisor).

State of Utah Recapitalization Revenue Bonds. As of February 5, 2019, the State has $25.52 million principal amount outstanding of recapitalization water revenue bonds that mature through Fiscal Year 2023 that are State Moral Obligation Bonds.

Utah Charter School Finance Authority. Statutory authority for the Utah Charter School Finance Authority to issue bonds which qualify as State Moral Obligation Bonds was adopted in 2012. As of February 5, 2019, the Utah Charter School Finance Authority will have $328.865 million principal amount outstanding of State Moral Obligation Bonds. Currently, the Utah Charter School Finance Authority's annual principal and interest bond payments are scheduled through Fiscal Year 2049 (for Fiscal Year 2019 the program's current annual principal and interest payments total approximate-ly $20 million). The State cannot predict the number of bonds that may be enhanced in this Fiscal Year or in future Fiscal Years.

The Utah Charter School Finance Authority is limited under State law as to the total principal amount of bonds it can issue as State Moral Obligation Bonds. As of January 1, 2019, the Utah Charter School Finance Authority may not issue State Moral Obligation Bonds if total outstanding princi-pal exceeds approximately $512.11 million. Based on the principal amount of outstanding bonds, the Utah Charter School Finance Authority has availa-ble approximately $182.25 million of bonds that could be issued as State Moral Obligation Bonds. (Source: Municipal Advisor).

State Building Ownership Authority

The Authority is empowered, among other things, to issue its bonds (with the prior approval of the Legislature) to finance the acquisition and construction of facilities to be leased to State agencies and their affiliated entities from rentals paid out of budget appropriations or other available funds for the lessee agencies, which in the aggregate will be sufficient to pay the principal of and interest on the Authority's bonds and to maintain, operate and insure the facilities. The Authority is comprised of three members: the Governor or designee, the State Treasurer and the Chair of the State Building Board. The State Building Ownership Authority Act (Title 63B, Chapter 1, Part 3, Utah Code (the "Building Ownership Act")) directs DFCM to construct and maintain any facilities acquired or constructed for the Authority.

FINANCIAL INFORMATION REGARDING THE STATE OF UTAH

Budgetary Procedures

Budgetary Procedures Act. The Budgetary Procedures Act, Title 63J, Chapter 1, Utah Code (the "Budget Act") establishes the process whereby the Governor's budget is prepared and prescribes the in- formation to be included.

The Governor is required to submit a budget to the Legislature each year, including a plan of pro- posed changes to appropriations and estimated revenue for the next fiscal year. The total appropriations requested for expenditures authorized by the budget must not exceed the estimated revenue from taxes, fees and all other sources for the next fiscal year.

The Budget Act applies to all moneys appropriated by the Legislature. No appropriation or any sur- plus of any appropriation may be diverted from the department, agency, institution or division for which it was appropriated. Appropriated moneys generally may not be transferred from one item of appropriation to any other item of appropriation without legislative approval.

Unexpended Balances. Except for certain funds detailed in the Budget Act or funds that may be exempted by the annual appropriations act, the Director of the Division of Finance must, at the end of each fiscal year, close out all balances to the proper fund or account.

Budgetary Controls. The Director of the Division of Finance is required to exercise accounting control over all State departments, institutions and agencies other than the Legislature and legislative committees. The Director of the Division of Finance must require the head of each department to submit, not later than May 15, a budget execution plan for the next fiscal year that does not exceed legislative appropriations or other estimated funding.

State Funds And Accounting

The Division of Finance maintains its accounting records in accordance with State law and in accordance with generally accepted accounting principles ("GAAP").

Funds are accounted for and reported in the following categories: governmental funds; proprietary funds; and fiduciary funds. Governmental funds include the General Fund, special revenue funds, capital projects funds, debt service funds, and permanent funds. Proprietary funds include enterprise and internal service funds. Fiduciary funds include pension trust funds, investment trust funds, private purpose trust funds, and agency funds.

Fund reporting in the financial statements for governmental funds focuses on major funds as defined by GAAP and promulgated by the Governmental Accounting Standards Board. The State reports the following major governmental funds: the General Fund, the Education Fund, the Transportation Fund and the Transportation Investment Fund.

The State's non-major governmental funds include other special revenue funds, capital projects funds, and debt service funds. The non-major special revenue funds account for specific revenue sources that are legally restricted or committed to expenditures for specific purposes. Examples include tobacco settlement moneys, environmental activities, crime victim reparations and rural development programs.

State Tax System

The State's tax revenues are derived primarily from sales and use taxes, individual income taxes, motor fuel taxes, corporate franchise (business income) taxes, and numerous smaller sources, including excise taxes on insurance premiums, beer, cigarettes and tobacco, severance taxes, state liquor store profits, and numerous court and business regulation fees. These fees and taxes are regulated by the Legislature.

In addition to the State's tax system, counties, cities and towns have authority to levy and collect sales and use taxes and property taxes. School districts, some special service areas, and some local districts have the authority to levy and collect property taxes.

Individual Income Taxes. The State is one of 43 states that impose an individual income tax. The State's current single rate income tax system was reduced in the Legislature's 2018 General Session. Un- der the revised system, all taxpayers' income is subject to a single rate of 4.95% (previous rate was 5%) of federal adjusted gross income. subject to certain statutory additions or subtractions. A tax credit based on federal deductions and a Utah personal exemption is available but phases out depending upon the taxpayer's income and filing status.

Corporate Income Tax. A multi-state company's tax liability is determined by apportionment of federal taxable income (subject to certain statutory additions or subtractions) by its payroll, property and sales values in the State compared to elsewhere. There are various types of apportionment that corporations are either legally bound to, or may choose, depending on the type of income and industry type. As of 2018, the State lowered the tax on corporate net taxable income apportioned to the State from 5% to a rate of 4.95%, subject to exceptions and credits with a minimum tax of $100.

Sales and Use Tax. In general, State sales taxes are imposed based on retail sales or use of tangible personal property, admissions, meals, utility services, general services on tangible personal property, hotel and motel accommodations, and certain other items. Use tax also applies to goods shipped to the State for use, storage, or other consumption, goods purchased outside of the State for use, storage, or other consumption in the State, and services subject to tax but performed outside the State for use, storage, or other consumption in the State. The State sales and use tax ("sales tax") rate on food and food ingredients is 1.75%, residential fuels rate is 2% and the general sales tax rate is 4.85% as of April 2019.

The State requires its largest sales taxpayers (with annual liabilities of more than $50,000) to pay monthly. All others remit the sales tax collected on a quarterly or annual basis. Monthly sales taxpayers receive a 1.31% discount on State and local sales taxes collected. This requirement has served to reduce the volatility of the State's cash flows, with over 90% of sales and use taxes now remitted monthly.

Additional Taxes and Fees. The State collects several additional significant taxes and fees, including, but not limited to: an unemployment compensation tax (which is used to finance benefits paid to unemployed workers); a workers' compensation insurance premium tax (which is used to pay workers' compensation benefits); and various highway users' taxes (which are used for highway and road related purposes). Other taxes and fees collected by the State include excise taxes on insurance premiums, severance taxes, a cigarette and tobacco tax, an environmental surcharge, a waste tire fee, and fish and game license fees. Other State revenue sources include profits from state liquor stores, license fees and other fees collected by colleges, universities and State departments.

Property Tax Matters

Property Tax Act. The State Constitution and Title 59, Chapter 2, Utah Code (the "Property Tax Act") provide that all taxable property is assessed and taxed at a uniform and equal rate based on 100% of its "fair market value" as of January 1 of each year, unless otherwise authorized by the Constitution and pro-vided by law. Section 3(2)(a)(iv) of Article XIII of the State Constitution provides that the Legislature may exempt from property tax up to 45% of the "fair market value" of residential property. The Legisla-ture has enacted legislation that reduces the "fair market value" of primary residential property by 45%. No more than one acre of land per residential unit may qualify for the residential exemption. The residen-tial exemption is limited to one acre of land per residential unit or to one primary residence per household, except that an owner of multiple residential properties may exempt his or her primary residence and each residential property that is the primary residence of a tenant.

 The State Tax Commission must assess all centrally-assessed property ("centrally-assessed property") by May 1 of each year. County assessors must assess all other taxable property ("locally-assessed property") before May 22 of each year. The State Tax Commission apportions the value of centrally- assessed property to various taxing entities within each county and reports such values to county auditors before June 8.

On or before July 22 of each year, the county auditors must mail to all owners of real estate shown on their assessment rolls notice of, among other things, the value of the property, itemized tax information  for all taxing entities and the date their respective county boards of equalization will meet to hear com- plaints. Taxpayers owning property assessed by a county assessor may file an application within statutorily defined time limits based on the nature of the contest with the appropriate county board of equalization for contesting the assessed valuation of their property. The county board of equalization must render a decision on each appeal in the time frame prescribed by the Property Tax Act. Under certain circumstances, the county board of equalization must hold a hearing regarding the application, at which the taxpayer has the burden of proving that the property sustained a decrease in fair market value. Decisions of the county board of equalization may be appealed to the State Tax Commission, which must decide all appeals relating to real property by March 1 of the following year. Owners of centrally-assessed property or any county with a showing of reasonable cause, may, on or before the later of June 1 or a day within 30 days of the date the notice of assessment is mailed by the State Tax Commission, apply to the State Tax Commission for a hearing to appeal the assessment of centrally-assessed property. The State Tax Commission must render a written decision within 120 days after the hearing is completed and all post-hearing briefs are submitted. The county auditor makes a record of all changes, corrections and orders, and delivers before November 1 the corrected assessment rolls to the county treasurers. By November 1, each county treasurer furnishes each taxpayer a notice containing the kind and value of the property assessed to the taxpayer, the street address of the property, where applicable, the amount of the tax levied on the property, and the date and year the property is subject to a detailed review.

Taxes are due November 30 (or if November 30 is a Saturday, Sunday or holiday, the next business day). Each county treasurer is responsible for collecting all taxes levied on real property within that county. There are no prior claims to such taxes. As taxes are collected, each county treasurer must pay to the State, if applicable, and each taxing entity within the county its proportionate share of the taxes, on or before the tenth day of each month. Delinquent taxes are subject to a penalty of 2.5% of the amount of the taxes or $10 whichever is greater. Unless the delinquent taxes and penalty are paid before January 31 of the following year, the amount of delinquent taxes and penalty bears interest at the federal funds rate target established by the Federal Open Market Committee plus 6%, from the January 1 following the delinquency date until paid (provided that said interest may not be less than 7% or more than 10%). If delinquent taxes have not been paid by March 15 following the lapse of four years from the delinquency date, the affected county advertises and sells the property at a final tax sale held in May or June of the fifth year after assessment.

Uniform Fees. An annual statewide uniform fee is levied on certain tangible personal property in lieu of the ad valorem tax. Subject to certain exemptions, the current uniform fee on motor vehicles that weigh 12,001 pounds or more, recreational vehicles and all other tangible personal property required to be registered with the State is equal up to 1.5% of the market value. Motor vehicles weighing 12,000 pounds or less are subject to an "age based" fee that is due each time the vehicle is registered. Such fees range from $5 to $150. Various other fees are levied against other types of tangible personal property. The revenues collected from the various uniform fees are distributed by the county of each taxing entity in which the property is located, in the same proportion in which revenue collected from ad valorem real property tax is distributed.

Budget Reserve Accounts

The State maintains various budget reserve accounts, including a General Fund Budget Reserve Ac- count, an Education Fund Budget Reserve Account, a Medicaid Growth Reduction and Budget Stabilization Account, a Growth in Student Population Account, and natural disaster reserve accounts.

State law requires that 25% of any year-end General Fund revenue surplus be deposited into the General Fund Budget Reserve Account, not to exceed 9% of the General Fund appropriations for the Fiscal Year. Similarly, 25% of any year-end Education Fund revenue surplus is deposited into the Education Fund Budget Reserve Account, not to exceed 11% of the Education Fund appropriations for the Fiscal Year. Unless such reserve funds are drawn upon for their respective purposes, annual mandatory year-end surplus transfers are limited to the lesser of 25% of the applicable surplus or the amount necessary to reach the statutory limit of 9% for the General Fund and 11% for the Education Fund. Subject to the automatic transfer limits specified above, an additional 25% of a year-end revenue surplus may be allocated if funds have been drawn upon and not repaid.

The State has also established a Medicaid Growth Reduction and Budget Stabilization Account. If at the end of a fiscal year, there is a General Fund revenue surplus and Medicaid growth remains below specified levels, State law requires that a portion of any General Fund revenue surplus be transferred from the General Fund to the Medicaid Growth Reduction and Budget Stabilization Account. This transfer is before, and consequently reduces, the annual mandatory year-end surplus transfer to the General Fund Budget Reserve Account.

The State has also created a Growth in Student Population Account to set aside funds to manage public education enrollment growth. In addition, the State maintains budget reserves for natural disasters through the Wildland Fire Suppression and Disaster Recovery accounts.

As of Fiscal Year 2019 the balance in the General Fund Budget Reserve Account was $225 million; the balance in the Education Fund Budget Reserve Account was $438 million; the balance in the Growth in Student Population Account was $10 million; the balance in the Medicaid Growth Reduction and Budget Stabilization Account was $75 million, and the combined balance in the Wildland Fire Suppression and Disaster Recovery accounts was $28 million.

In addition to these budget reserves, at the close of Fiscal Year 2018, a $158 million General Fund/Education Fund balance remained unappropriated and $509 million of ongoing revenues were allocated for pay-as-you-go capital expenditures.

State Revenues And Collections

The State receives revenues from three principal sources: taxes, including sales and use, individual income, corporate, motor and special fuel, and other miscellaneous taxes; federal grants- in- aid; and miscellaneous charges and receipts, including licenses, permits and fees, profits from State liquor stores, the State's share of federal mineral royalties, and other miscellaneous revenues.

Fiscal Year 2018 Revenue Collections. Fiscal Year 2018 ended with combined General Fund and Education Fund (collectively, the "GF/EF") revenue collections coming in at $7.04 billion, about $252 million above the Fiscal Year 2018 forecast of $6.78 billion. Additional adjustments, including budget savings, brought the total year-end GF/EF surplus to $260 million before budget reserve account deposits. Of this year-end surplus amount, $50 million came from General Fund and $210 million came from Education Fund collections. After a $64.6 million transfer to the Education Budget Reserve Account; a $30.4 million transfer from the General Fund to the Medicaid Growth Stabilization account; a $6.1 million transfer to the General Fund Budget Reserve, and a $0.9 million transfer to the Wildland Fire Suppression account; about $157.8 million in GF/EF revenue remained available from Fiscal Year 2018 for appropriation for the 2019 Legislative Session.

Fiscal Year 2019 and 2020 Projections. The Governor released the most recent GF/EF consensus revenue forecast in December 2018.  Fiscal Year 2019 GF/EF  unrestricted  revenue  is forecast to total $7.56 billion ($520 million above Fiscal Year 2018 actual collections) and to further increase in Fiscal Year 2020 to $7.91 billion (an increase of $352 million over the revised Fiscal Year 2019 projections and $872 million over Fiscal Year 2018 actual collections). These estimates come primarily from strong growth in individual income tax collections ($4 billion in Fiscal Year 2018; projected $4.3 billion in Fiscal Year 2019; and projected $4.53 billion in Fiscal Year 2020), and moderate growth in corporate in- come tax collections ($448 million in Fiscal Year 2018; projected $512 million in Fiscal Year 2019; and projected $497 million in Fiscal Year 2020), as well as growth in the portion of sales and use tax deposited to the General Fund ($2.02 billion in Fiscal Year 2018; projected $2.14 billion in Fiscal Year 2019; and projected $2.24 billion in Fiscal Year 2019).

These revenue estimates are impacted by the effect of legislative policy changes made in recent years that increase earmarks of certain sales tax revenues, primarily for capital development projects for transportation and water. In addition, in the November 2018 general election the State's voters approved Proposition 3 and thereby enacted a sales tax increase (from 4.70% to 4.85%), which is ear-marked for Medicaid expansion costs. This earmarking restrains the growth of unrestricted revenue in the General Fund. Total sales tax earmarks grew from $189 million in Fiscal Year 2011 to $644 million in Fiscal Year 2018 and are projected to increase to $699 million in Fiscal Year 2019 and $801 million in Fiscal Year 2020, including increased sales taxes earmarked for Medicaid expansion.

State Economy. The State's economy remains healthy, with about 59,000 additional residents added between 2017 and 2018, bringing the State's population to an estimated 3,161,105 persons, as estimated by the U.S. Census Bureau. This is an annual growth rate of roughly 1.9%. The State's economy has also experienced broad-based economic growth in all major industrial sectors in 2018. Significant gains were seen in industries such as construction (6.5% growth rate), information (5.1% growth rate), and education and health services (3.9% growth rate). The mix of fastest growing industries exemplifies the State's robust economic conditions, with incomes increasing, housing in high-demand, and a blossoming tech sec- tor. These sectors have contributed to the State's current job growth rate of 3.2%, and low unemployment rate of 3.2%. Steady economic growth is projected to continue over the next two years with positive economic indicators that generally outpace the nation. An internal factor that may pose a risk to the rate of economic growth is the availability of highly educated and skilled workforce sufficient to meet employers' demand for labor. Potential negative external factors include federal trade policy changes, changes in monetary policy, and geopolitical instability.

Legislation Impacting Tax Collections. In the 2018 Legislative Session, the Legislature passed various bills with impact to State revenues. House Bill 293 (Tax Rebalancing Revisions) lowers the corporate and individual income tax rate, adopts mandatory single sales corporate apportionment, adjusts the state- wide school basic property tax rate, and raises the basic property tax rate for value increases in the weighted pupil unit, which collectively may increase overall revenue by $1.8 million in Fiscal Year 2019 and $22 million in Fiscal Year 2020. Senate Bill 136 enacted transportation funding mechanisms to place the burden of transportation funding more squarely on those who use the roads, as opposed to continuing to more heavily rely on general state funds. In the long-term this funding mechanism may shift the way roads are funded away from gas taxes and toward directly charging drivers for how many miles they drive on State roads.

In the aftermath of the United States Supreme Court's South Dakota v. Wayfair decision, which held that states can require out-of-state vendors without physical nexus to remit sales taxes, if certain conditions are met, the Legislature passed Senate Bill 2001 in the 2018 Second Special Legislative Session. This law, which goes into effect on January 1, 2019, requires out-of-state sellers who receive more than $100,000 in revenue from State consumers to collect and remit sales tax to the State. It is estimated that the State will collect around $60 million from these new collections in Calendar Year 2019. This same law also created a sales tax exemption for manufacturing machinery and equipment, replacing a previous law that limited this exemption to equipment with an economic life of three or more years. This new ex- emption is estimated to reduce revenues by around $60 million annually. Therefore, the net revenue from Senate Bill 2001 is estimated to be around zero in the short- term.

In addition, for the 2019 Legislative Session the Governor has recommended changes to the State's revenue structure by re-emphasizing user fees, particularly for infrastructure, and by broadening tax bases, particularly for sales and use tax, to allow for rate reductions.

Fiscal Year 2020 Governor's Budget Recommendations. While not enacted, the Governor's total recommended budget for Fiscal Year 2020 is $19 billion, including State, federal, and certain local sources. Approximately $1 billion of this total relates to Medicaid expansion as enacted by Proposition 3 (as de- scribed above). The recommended budget financed by State-collected funds (i.e.,  excluding  federal funds, local property tax for schools, and higher education tuition) totals about $11.7 billion. The recommended budget for the General Fund and the Education Fund (the State's two largest funds) totals approximately $7.9 billion. Major categories of General Fund and Education Fund expenditures include public education (about $3.9 billion), higher education (about $1.3 billion), Medicaid and other social services (about $1.2 billion), and corrections, public safety, and justice (about $710 million). In addition, transportation expenditures from State-collected funds total about $1.8 billion (including debt service payments for transportation projects). These expenditures are funded through various transportation funds outside the General Fund.

In addition to $100 million of Fiscal Year 2020 revenue deemed to be one-time revenue in the adopted revenue estimates, the Governor's budget sets aside $83 million from the projected ongoing revenue as a buffer to manage the budget over the business cycle. The Governor's budget includes $48 million in new ongoing funds for capital projects, including $23 million in new funds to help reduce bonding for construction of the new prison. This can be considered a "working rainy day fund" since the revenue is being used for one-time construction projects but can then be reallocated if needed during a time of fiscal stress. The budget also includes $35 million for an account to fund future student enrollment growth during times of fiscal stress. Together with base budget amounts, the Governor's budget would bring the structural budget surplus ($97 million) and "working rainy day funds" ($653 million) to $750 million.

Revenue Summary. For Fiscal Year 2018, General Fund revenues from all sources totaled approximately $6.28 billion. Of this amount, 47.4% came from federal contracts and grants; 32.9% came from sales taxes; 8.2% came from charges for services and licenses, permits and fees; 6.0% came from federal mineral leases, investment income and miscellaneous and other revenues; and 5.4% came from other tax sources.

In the Education Fund for Fiscal Year 2018, revenues from all sources totaled approximately $5.06 billion. Of this amount, 79.7% came from individual income taxes; 9.3% came from federal contracts and grants; 8.4% came from corporate franchise taxes; 2.6% came from charges for services, licenses, permits and fees, miscellaneous other revenues, investment income and other taxes.

In the Transportation Fund for Fiscal Year 2018, revenues from all sources totaled approximately $1.11 billion. Of this amount, 44.9% came from motor and special fuel taxes; 36.1% came from federal contracts and grants; 12.7% came from charges for services and licenses, permits, and fees; 6.3% came from other miscellaneous taxes and fees, sales and use taxes and investment income.

In the Transportation Investment Fund for Fiscal Year 2018, revenues from all sources totaled approximately $671 million. Of this amount 85.9% came from sales tax revenue and 13% came from motor vehicle registration fees and 1.1% came from investment income.

Fiscal Year 2018-Budget And Related Appropriations

Statewide Summary. As of the March 2017 enacted budget, the State's Fiscal Year 2018 appropriated operating and capital budget was $16.2 billion from all sources. Updates brought the total to $16.3 billion, and supplementals from legislative action brought all operating and capital budgets to approximately $16.3 billion. The Executive Appropriations Committee adopted consensus ongoing Fiscal Year 2018 GF/EF revenue estimate of $6.6 billion. That was 5.8% more than the revised Fiscal Year 2017 estimate of $6.3 billion.

During the 2017 Legislative Session, the Legislature had at its disposal $372 million in new ongoing GF/EF revenue growth, $13 million in one-time GF/EF sources, and around $114 million in other GF/EF sources. The Legislature approved $18.6 billion in appropriations from all sources for all purposes in Fiscal Year 2018, which includes some double-counting of funds.

Coming into the 2017 Legislative Session, the State had a structural surplus of about $12.8 million. After certain legislative changes, capital development, and paying down ongoing commitments, the 2017 General and Special Legislative Sessions left the State with a $6.1 million structural deficit. Most of this structural imbalance is associated with revenue bills that take effect in future budget years. The State paid down principal of $324.9 million on outstanding general obligation bonds in Fiscal Year 2017, and it paid down principal of $271.8 million in Fiscal Year 2018.

Fiscal Year 2019-Budget

Statewide Summary. As of the December 2018 budget estimates, the State's Fiscal Year 2019 operating and capital budget is $17.2 billion from all sources, which is a 12.8% increase over Fiscal Year 2018 actuals of $15.3 billion. In December 2018, the Governor recommended a revised Fiscal Year 2019 operating and capital budget of $17.9 billion dollars, which includes the allocation of $380 million of new one-time GF/EF revenue identified during the November 2018 consensus revenue process. The remaining increases are from variable funding sources such as balances, transfers, and non-GF/EF revenue collections.

The currently enacted Fiscal Year 2019 budget is based upon February 2018 revenue estimates that estimated nearly $7.2 billion in discretionary GF/EF revenue in Fiscal Year 2019. Using that revenue plus $16 million in inter-fund transfers and $159.1 million in resources reserved from the prior year, the Legislature balanced the State's Fiscal Year 2019 GF/EF budget at $7.3 billion.

Based on February 2018 consensus estimates, the Legislature had $508 million in new ongoing revenue growth and $184 million in additional one-time collections. To that revenue the Legislature added $80 million from the impacts of federal tax reform on the State, $55 million in local property tax revenue, and $29 million in program and fund balances.

Overall, the enacted Fiscal Year 2018 GF/EF budget increased from $7.3 billion to $7.7 billion-up over 14% from the Fiscal Year 2018 base. Of the new available funds, more than $375 million in new money was provided for public and higher education, including an increase in the value of the Weighted Pupil Unit, enrollment growth, capital improvements, salary and health care increases, performance-based funding, and public education teaching supplies. The Governor has recommended $380 million in revisions to the Fiscal Year 2019 GF/EF budget.

Revenue Estimates. On March 5, 2018, the Legislature' s Executive Appropriations Committee adopted consensus ongoing Fiscal Year 2019 GF/EF revenue estimates of $7.1 billion, which is 5.3% more  than the revised Fiscal Year 2018 estimate of $6.8 billion. Changes due to legislation passed in the 2018 Legislative Session as well as federal tax reform increased the Fiscal Year 2019 estimate by  around
$23.8 million and increased Fiscal Year 2018 by about $0.3 million.

During the 2018 Legislative Session, the Legislature identified other one-time sources that were added to revenue growth. From non-lapsing program balances and fund balances, the Legislature returned to the GF/EF more than $21 million in Fiscal Year 2017 and Fiscal Year 2018. In total, the Legislature had at their disposal $7.3 billion in Fiscal Year 2019 and $6.9 billion in Fiscal Year 2018.

In December 2018, the Governor released, and Legislature's Executive Appropriations Committee adopted revised Fiscal Year 2019 revenue estimates and the initial Fiscal Year 2020 revenue estimates. These estimates yielded about $646 million in available one-time funds and $675 million in new available ongoing unrestricted GF/EF revenues, after automatic deposits into various budget reserve accounts,

$38 million of growth in earmarked sales tax revenues, $89 million for the new Medicaid sales tax ear- mark enacted by Proposition 3 (in November 2018), and various technical adjustments. The Governor and Legislature may choose to allocate the $646 million in new one-time funds in either Fiscal Year 2019 or Fiscal Year 2020.

Appropriations. Altogether, the Legislature made $19.6 billion in appropriations from all sources for all purposes in Fiscal Year 2019, which includes some double-counting as funds move between accounts. Adjusting for account deposits, loan and other enterprise funds, internal service funds, fiduciary funds, and capital projects appropriations, the operating and capital budget for Fiscal Year 2019 was estimated at enactment at $16.8 billion. The Legislature appropriated about $7.3 billion from the GF/EF in Fiscal Year 2019, an increase of 8.7% over the revised Fiscal Year 2018 budget.

The Governor's revised Fiscal Year 2019 recommended budget from all sources totals $17.9 billion, including the allocation of $380 million of new one-time GF/EF revenue identified during the November 2018 consensus revenue process. The remaining increases are from various funding sources such as balances, transfers, and revenue collections.

Structural Balance. The Legislature closed the 2018 General Session with over $17 million unappropriated, which included a temporal surplus of about $14.5 million-meaning ongoing revenue exceeds on- going commitments by that amount. If enacted, the Governor's budget recommendation would bring the State's structural budget surplus ($97 million) and "working rainy day funds" ($653 million) to $750 million.

Subsequent to June 30, 2018, the Governor's Office of Economic Development   Board recommended and the director approved $40.883 million of additional commitments to be credited over the next several years for the EDTIF incentive program and the MPIP. These commitments are contingent on participating companies meeting certain economic development performance criteria and within-the-state production criteria.

In addition, subsequent to June 30, 2018, the Governor's Office of Economic Development Board recommended and the director approved $75 million in rebates to be awarded over the next 20 years associated with the new convention facility development project. These commitments are contingent on participating companies meeting certain economic development performance criteria and within-the-state production criteria.

During the 2018 General Session, Senate Bill 136, Transportation Governance Amendments was passed, changing the financial accountability of the Utah Transit Authority. The statutory change requires the governor to appoint the three member board before August 31, 2018 and the new board to assume control of the Utah Transit Authority on or before November 1, 2018. The State can also impose its will on the new board. As a result of these changes, beginning with fiscal year 2019, the Utah Transit Authority will be included as part of the State's reporting entity as a discrete component unit.

On July 17, 2018, the University of Utah (major discrete component unit) issued $80.040 million of General Revenue Bonds, Series 2018A. Principal on the bonds is due annually commencing August 1, 2020 through June 30, 2040. Bond interest is due semi- annually commencing February 1, 2019 at rates ranging from 4 percent to 5 percent. Proceeds from these bonds are to be used to finance a portion of the costs of constructing an expansion to existing student housing and dining facilities on the University main campus, and to pay costs of issuance.

On November 6, 2018, voters in the State of Utah passed a ballot initiative (Proposition 3) supporting expansion of the Medicaid program to previously ineligible, low income adults. The proposition increases the State's sales tax rate from 4.70 percent to 4.85 percent to fund the State's share of the costs to provide Medicaid benefits to the expanded adult population. It is estimated that the total cost to expand the Medicaid program will be approximately $758 million in fiscal year 2020 and it is estimated that the increase to the sales tax rate will generate approximately $84 million in fiscal year 2020. The estimates of the sales tax revenue generated exceed the estimated amounts required to fund the State's share of Medicaid expansion costs in fiscal years 2020 through 2021.

State Employee Workforce; Public Retirement System

State Employee Workforce. The State is among the largest employers in the State employing 20,556 people (full-time equivalents) in Fiscal Year 2018.

Public Retirement System. All full-time employees of the State are members of the Utah State Retirement System ("URS") and the State participates in various contribution systems and pension plans provided by URS. URS has separate accounting systems and prepares a separate financial report covering all retirement systems and deferred compensation plans it administers.

For Fiscal Year 2018, the State reported the following liability and related transactions equal to its proportionate share of the collective net pension liability of URS (measured as of December 31, 2017): $533,000 in net pension assets, $452.371 million in deferred outflows of resources, $781.281 million in net pension liability and $393.405 million in deferred inflows of resources for the primary government. For Fiscal Year 2018, the State contributed approximately $227.069 million to URS, which was 100% of its contractually and statutorily required contributions.

Other Postemployment Benefits

The State administers the State Employee Other Postemployment Benefit Plan ("State Employee OPEB Plan") through the State Post-Retirement Benefits Trust Fund. A separate Elected Official Other Postemployment Benefit Plan ("Elected Official OPEB Plan") is provided for governors and legislators and is administered through the Elected Official Post-Retirement Benefits Trust Fund. Both trust funds are irrevocable and legally protected from creditors. Both plans are single-employer defined benefit healthcare plans and are closed plans available to only employees and elected officials that meet certain eligibility criteria.

For Fiscal Year 2018, the net OPEB liability for both the State Employee OPEB Plan and the Elected Official OPEB Plan was $101.616 million.

The Legislature is contributing amounts to each OPEB trust fund that, at a minimum, is sufficient to fully fund the Actuarially Determined Contribution ("ADC"), an actuarially determined amount. For Fiscal Year 2018, the State contributed $29.735 million to the State Employee OPEB Plan and $1.388 million to the Elected Official OPEB Plan, which were $635,000 and $147,000 more than the ADC, respectively. For the State Employee OPEB Plan and the Elected Official OPEB Plan the fiduciary net position as a percentage of the total OPEB liability was 71.86% and 81.13%, respectively. While not enacted, the Governor has recommended that $50 million be allocated to the OPEB trust fund to accelerate funding of the State's OPEB liability.

Risk Management And Insurance

The State is a member of a risk pool where the State self-insures portions of certain property and liability claims and purchases commercial insurance for claims above the self-insured retention amounts. This is done through the Administrative Services Risk Management Fund. The fund is maintained via premiums charged to its members-State agencies, institutions of higher education, Utah school districts and charter schools.

The State is self-insured for liability claims up to $2 million and beyond the excess insurance policy limit of $10 million. The State is self-insured for individual property and casualty claims up to $1 million and up to $3.5 million in aggregate claims and beyond the excess insurance policy limit of $1 billion per occurrence. The Risk Management Fund has not had a liability loss that exceeded the State's self-insured claim limit of $1 million for Fiscal Years 2016 through 2018.

As of June 30, 2018, the Administrative Services Risk Management Fund contained approximately $57.3 million in reserve available to pay for claims incurred.

Federal Funding

Medicaid Funding in the State. In 2017, Utah secured federal Centers for Medicare and Medicaid Services ("CMS") waiver approval to issue benefits as contemplated by House Bill 437 of the Legislature's 2016 General Session, which extended Medicaid coverage to parents with incomes below 65% of poverty and extremely low-income adults without dependent children. This waiver was implemented on November 1, 2017 and funded at the traditional federal Medicaid match rate, along with revenues from a newly-imposed hospital assessment. New State funds for this program (roughly $17 million) were budgeted upon passage of the authorizing State legislation in 2016. Approximately 8,000 individuals were enrolled in the program as of October 2018.

During the 2018 Legislative Session, legislation extending Medicaid benefits to all Utah adults under 100% of the federal poverty level (i.e. those adults in the Medicaid/Health Insurance Exchange 'coverage gap') was passed and signed into law by the Governor. Implementation of this legislation, House Bill 472, was contingent upon CMS approval of Utah's associated waiver request. Among other program requirements, House Bill 472 called for the State to receive the 90/10 Affordable Care Act ("ACA") match rate for new expansion populations, the ability for the State impose enrollment caps if costs exceeded projections, and the flexibility to include a beneficiary work requirement like the Temporary Assistance for Needy   Families  program. House Bill 472  also  increased   the  State's  hospital   assessment  by over $11 million, which when combined with other program savings and State expenditure reductions, would have offset the costs of coverage for the newly eligible.

Results from the 2018 general state election caused significant changes to the State's Medicaid topog-raphy, as a majority of voters elected to support Medicaid expansion as put forth by the Proposition 3 ballot initiative. Proposition 3 expands Medicaid eligibility beyond those in poverty, up to 138% of the federal poverty level, which includes the full ACA optional expansion population. Moreover, Proposition 3 introduces further changes to the State's Medicaid program not contemplated by ACA, such as annual mandatory provider reimbursement rate increases, county cost sharing exemptions, and retroactive benefit floors to name a few. Finally, Proposition 3 increases the general sales tax rate from 4.7% to 4.85%. It is estimated that Proposition 3 will extend coverage to nearly 133,000 newly eligible adults by Fiscal Year 2021. In Fiscal Year 2021, it is projected that the additional sales tax revenue of $92.8 million will be sufficient to address net new expenditures of $80 million in the General Fund for Medicaid services.

The State's Non-Expansion Medicaid program participation rate is among the lowest in the nation, with average Fiscal Year 2018 enrollment approximating 319,000 or 10.1% of the State's total population (an estimated 3,161,105 as of July 2018). The State receives a higher than average Federal Medical Assistance Percentage at 68.5% (FY 2020); however, the State also has one of the lowest rates of spending per full-benefit Medicaid enrollee and has a history of State funding innovations such as imposing hospital assessments and moving to capitation payments for Medicaid provider networks.

Federal Funding in the State Budget. Approximately 74% percent of federal funds included in the State's Fiscal Year 2020 budget are funding the following programs: Medicaid ($2.447 billion); education, including special education, school lunch, and Title I for disadvantaged students ($520 million); Supplemental Nutrition Assistance ($286 million); transportation ($458 million); Temporary Assistance for Needy Families ($98 million); National Guard ($58 million), Office of Rehabilitation ($58 million); and Women Infants and Children ($42 million). Not only do federal dollars fund a large portion of the State's major social service programs, federal dollars also play a key role in funding programs that pro- vide care for elderly veterans, clean drinking water, and air pollution prevention.

Although the State receives a large portion of its funding for social service programs from federal funds as discussed above, a recent Pew Charitable Trust report on federal spending ranked the State as ninth lowest in total federal spending relative to gross domestic product ("GDP") when all federal spending is accounted for. When measured on a per-capita basis, the State has the lowest total per capita federal spending. This is, in part, because the State's population is the youngest in the nation and consequently the State receives a much smaller portion of federal dollars than other states for programs such as Social Security and Medicare, two of the largest federal entitlement programs targeted to the elderly. As of 2014, the State is one of 20 states that receives less than 30% of total state revenue from federal funds. While no comparison is yet available with other states, the State's percentage of federal funds appropriated through the state budget is approximately 28% in Fiscal Year 2020

There can be no assurance that current levels of federal funding to the State will be maintained or that any potential federal budget cuts and potential decreases in flow through of funds to states would not have a material adverse financial impact on the State. The State cannot predict now what, if any, effect such decreases in federal spending would have on the State's budget.

Federal Sequestration. Pursuant to the Budget Control Act of 2011 (the "BCA"), cuts to federal pro- grams necessary to reduce federal spending to levels specified in the BCA (known as "sequestration") were ordered in federal fiscal years ending September 30, 2013 through 2021 and were subsequently ex- tended through September 30, 2027. These reductions include cuts to the subsidy payments to be made to issuers of Build America Bonds ("BABs") and various other federal expenditures.

The State anticipates that any future reductions of subsidy payments with respect to the State's and the Authority's $1,241,435,000 of outstanding BABs (the State's $1,113,740,000 of general obligation bonds and $25,520,000 of water revenue bonds; and the Authority's $102,175,000 of lease revenue bonds) or reductions in other federal grants because of sequestration would have no material impact on their operations or financial position. The State cannot predict whether Congress will act to avoid or extend sequestration in the future.

Litigation

The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund's investments.